As filed with the Securities and Exchange Commission on December 22, 2017

1933 Act File No. 033-11387
1940 Act File No. 811-04984

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 306	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 307	☒
(Check appropriate box or boxes.)

AMERICAN BEACON FUNDS
(Exact Name of Registrant as Specified in Charter)

220 East Las Colinas Boulevard, Suite 1200
Irving, Texas 75039
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (817) 391-6100

Gene L. Needles, Jr., President	With copies to:
220 East Las Colinas Boulevard	Kathy K. Ingber, Esq.
Suite 1200	K&L Gates LLP
Irving, Texas 75039	1601 K Street, NW
(Name and Address of Agent for Service)	Washington, D.C. 20006-1600

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on December 29, 2017 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

American Beacon

PROSPECTUS

December 29, 2017

Share Class
	A	C	Y	Institutional	Investor
American Beacon Flexible Bond Fund	AFXAX	AFXCX	AFXYX	AFXIX	AFXPX

This Prospectus contains important information you should know about investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of the prospectus. Any representation to the contrary is a criminal offense.

American Beacon Flexible Bond FundSM

Investment Objective

The Fund seeks to provide a positive total return regardless of market conditions.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 25 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 46 of the statement of additional information ("SAI").  With respect to purchases of shares through specific intermediaries, you may find additional information regarding sales charge discounts and waivers in Appendix A to the Fund's Prospectus entitled "Intermediary Sales Charge Discounts and Waivers".

Shareholder Fees (fees paid directly from your investment)

Share Class	A	C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	4.75%	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50%[1]	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	Institutional	Investor
Management Fees	0.87%	0.87%	0.87%	0.87%	0.87%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other Expenses	0.38%	0.37%	0.32%	0.24%	0.51%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	1.51%	2.25%	1.20%	1.12%	1.39%
Fee Waiver and/or expense reimbursement or recoupment[3]	(0.21%)	(0.20%)	(0.20%)	(0.21%)	(0.11%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement or recoupment	1.30%	2.05%	1.00%	0.91%	1.28%

1 A contingent deferred sales charge (‘‘CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

3 The Manager has contractually agreed to waive fees and/or reimburse expenses of the Fund's A Class, C Class, Y Class, Institutional Class and Investor Class shares, as applicable, through December 31, 2018 to the extent that Total Annual Fund Operating Expenses exceed 1.29% for the A Class, 2.04% for the C Class, 0.99% for the Y Class, 0.90% for the Institutional Class and 1.27% for the Investor Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only in the discretion and with the approval of a majority of the Fund's Board of Trustees. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the Example reflects the fee waiver/expense reimbursement arrangement for each share class through December 31, 2018. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$601	$910	$1,241	$2,174
C	$308	$684	$1,187	$2,570
Y	$102	$361	$640	$1,436
Institutional	$93	$335	$596	$1,343
Investor	$130	$429	$750	$1,659

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$208	$684	$1,187	$2,570

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or ‘‘turns over'' its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. The Fund's portfolio turnover rate for the Fund's last fiscal year was 258% of the average value of the portfolio.

Prospectus – Fund Summary	1

Principal Investment Strategies

The Fund's investment approach is flexible, allocating investments across a wide range of investment opportunities globally in an attempt to achieve positive total return regardless of market conditions. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus borrowings for investment purposes, in fixed-income instruments of varying maturities and derivative instruments that provide exposure to fixed income instruments. Fixed-income instruments include obligations issued or guaranteed by the U.S. and non-U.S. governments, their agencies or instrumentalities and political subdivisions, inflation-index-linked securities, debt securities of supranational organizations, quasi-sovereign debt, emerging markets debt, corporate bonds, convertible and non-convertible debt, municipal securities, Rule 144A securities, variable and floating-rate securities, commercial paper, mortgage-backed securities (commercial and residential), repurchase agreements and reverse repurchase agreements, bank certificates of deposit, fixed time deposits and bankers' acceptances, collateralized mortgage obligations ("CMO") and other mortgage-related products, asset-backed securities, money market funds, bank loans and loan participation interests. The Fund invests in fixed-income instruments without restrictions on their credit quality although, under normal market conditions, the Fund's investments in non-investment grade securities (commonly referred to as high yield or ''junk'' bonds) is limited to 40% of the Fund's total assets. The Fund will maintain a weighted-average credit quality of investment grade under normal market conditions. The Fund may invest a significant portion of its assets in a particular geographic region or country, including emerging markets.

The Fund's investments in derivatives may include options, futures, forwards, warrants, swaps, structured notes and similar instruments. The Fund uses derivative instruments to enhance total return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks or as a substitute for the purchase or sale of the underlying currencies or securities. The Fund's use of derivatives may be extensive.

The Fund also may have significant exposure to foreign currencies for investment or hedging purposes by purchasing or selling forward currency exchange contracts (including non-deliverable forwards, "NDFs") in non-U.S. or emerging market currencies, non-U.S. currency futures contracts, options on non-U.S. currencies and non-U.S. currency futures and swaps for cross-currency investments. The Fund may also make direct investments in non-U.S. currencies and in securities denominated in non-U.S. currencies. Investments in currencies and currency hedging are established to extract value or reduce risk. The Fund's investments may expose the Fund to U.S. and foreign interest rates. The Fund may also make equity investments, including preferred stocks, common stocks and real estate investment trusts (‘‘REITs''). The Fund may invest in companies of all market capitalizations.

In selecting investments for the Fund, the Fund's sub-advisors develop long- and short-term views of global economic themes suggested by macro-economic factors, interest rates, market cycles, credit cycles and other relevant factors. The sub-advisors seek to capitalize on these themes by investing where opportunities exist by either making long investments where they believe favorable return conditions exist, or by establishing short positions where the lack of absolute return opportunities could result in favorable returns for a short position. The sub-advisors examine the relative risk and return characteristics of each investment to determine the ultimate positioning of their individual portfolios. The sub-advisors sell securities when their economic views change and an investment idea, based on its return potential or level of risk, no longer fits within their overall macro strategy or when better ideas are identified.

The Fund's weighted-average portfolio duration may range from -5 to +8 years depending upon the sub-advisors' forecast of interest rates and assessment of market risk generally. Duration is a measure of the life expectancy of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. Generally, the price of a security with a positive duration will fall when interest rates rise, and vice versa. Moreover, larger absolute values of duration typically correspond to larger price changes. A duration of ‘‘eight years'' means that a security's price would be expected to decrease by approximately 8% with a 1% increase in interest rates, and a negative duration of five years generally will increase the price of the security by 5%. The Fund may have a negative weighted-average duration through the use of short futures, put option positions and total return swaps. Such instruments have durations roughly equal to the negative duration of the securities that underlie the positions and have the effect of reducing portfolio duration by approximately the same amount as selling an equivalent amount of the underlying securities.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Allocation Risk
The sub-advisor's judgments about, and allocations among, asset classes and market exposures may adversely affect the Fund's performance. This risk may be increased by the use of derivatives to increase allocations to various market exposures.

Asset-Backed and Mortgage Related Securities Risk
Investments in asset-backed and mortgage related securities, including CMOs and commercial and residential loans, are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, prepayment risk and extension risk.  A decline in the credit quality of the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund.

Convertible Securities Risk
The value of a convertible security typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the risks of stocks when the underlying stock's price is high relative to the conversion price and is subject to the risks of debt securities when the underlying stock's price is low relative to the conversion price. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in below investment grade debt securities (commonly known as "junk bonds"). In addition, because companies that issue convertible securities may be small- or mid-cap companies, to the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies. The stocks of small- and mid-cap companies may fluctuate more widely in price than the market as a whole and there may also be less trading in small- or mid-cap stocks.

Counterparty Risk
The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund.

Credit Risk
The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. Credit risk is typically greater for securities with ratings that are

2	Prospectus – Fund Summary

below investment grade (commonly referred to as "junk bonds"). Since the Fund can invest significantly in lower-quality debt securities considered speculative in nature, this risk will be substantial. A downgrade or default affecting any of the Fund's securities could affect the Fund's performance.

Currency Risk
The Fund may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward currency exchange contracts in non-U.S. currencies, non-U.S. currency futures contracts, options on non-U.S. currencies and non-U.S. currency futures, and swaps for cross-currency transactions. Foreign currencies will fluctuate, and may decline, in value relative to the U.S. dollar and other currencies and thereby affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Cybersecurity and Operational Risk
The Fund and its service providers, and shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents.  Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality.  It is not possible for the Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business.  Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Derivatives Risk
Derivatives may involve significant risk. The use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk and credit risk. As a result, the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. The Fund's use of derivatives also may create financial leverage, which may result in losses that exceed the amount originally invested and accelerate the rate of losses. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Although the Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund's ability to pursue its investment strategies.  In addition, the Fund's investments in derivatives are subject to the following risks:

■

Futures and Forward Contracts.  Futures and forward contracts, including non-deliverable forwards ("NDFs"), are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. There may be an imperfect correlation between the movement in the prices of futures contracts and the value of the underlying instruments or indexes. There are no limitations on daily price movements of forward contracts. There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Forward currency transactions, including NDFs, and forward currency contracts include the risks associated with fluctuations in currency. Interest rate and Treasury futures contracts expose the Fund to price fluctuations resulting from changes in interest rates. The Fund could suffer a loss if interest rates rise after the Fund has purchased an interest rate futures contract or fall after the Fund has sold an interest rate futures contract. Similarly, Treasury futures contracts expose the Fund to potential losses if interest rates do not move as expected.

■

Options. In order for a call option to be profitable, the market price of the underlying security or index must rise sufficiently above the call option exercise price to cover the premium and transaction costs. These costs will reduce any profit that might otherwise have been realized had the Fund bought the underlying security instead of the call option. For a put option to be profitable, the market price of the underlying security or index must decline sufficiently below the put option's exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from having shorted the declining underlying security by the premium paid for the put option and by transaction costs. If an option that the Fund has purchased expires unexercised, the Fund will experience a loss in the amount of the premium it paid. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price.  If the Fund sells a call option on an underlying asset that the Fund owns and the underlying asset has increased in value when the call option is exercised, the Fund will be required to sell the underlying asset at the call price and will not be able to realize any of the underlying asset's value above the call price. If a call option that the Fund has sold is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument.

■

Structured Notes. Structured notes are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate or other financial indicators ("reference instruments"). The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities or commodities index. A structured note may be positively or negatively indexed. Structured notes are subject to interest rate risk. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or borrower. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity.

■

Swap Agreements. Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leverage risk. If swaps are used as a hedging strategy, the Fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non-occurrence of expected price movements. Swaps also may be difficult to value. Equity swaps are subject to equity investments risk, liquidity risk and counterparty risk. Interest rate swaps, total return swaps, credit default swaps, and currency swaps are subject to counterparty risk, credit risk and liquidity risk. In addition to these risks, interest rate swaps are subject to interest rate risk, total return swaps are subject to market risk and interest rate risk, if the underlying securities are bonds or other debt obligations. In addition, currency swaps are subject to currency risk, and credit default swaps are subject to the risks associated with the purchase and sale of credit protection.

■

Warrants. Warrants may be more speculative than certain other types of investments because warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a warrant does not necessarily change with the

Prospectus – Fund Summary	3

value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. The market for warrants may be very limited and there may at times not be a liquid secondary market for warrants.

Emerging Markets Risk
When investing in emerging markets, the risks of investing in foreign securities discussed below are heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy's dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures.

Equity Investments Risk
Equity securities are subject to market risk and investment risk. The Fund's investments in equity securities may include common stocks, preferred stocks and REITs. Such investments may expose the Fund to additional risks.

■

Common Stock. The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

■

Preferred Stock. Preferred stocks are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders.

■

REITs. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.  REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Domestic REITs could be adversely affected by failure to qualify for tax-free "pass-through" of distributed net income and net realized gains under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"), or to maintain their exemption from registration under the Investment Company Act of 1940, as amended ("Investment Company Act"). REITs typically incur fees that are separate from those incurred by the Fund. Accordingly, the Fund's investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. The value of REIT common stock may decline when interest rates rise.

Flexible Strategy Risk
The Fund uses a variety of investment strategies seeking to provide a positive total return regardless of market conditions. The sub-advisors do not attempt to keep the portfolio structure or the Fund's performance consistent with any designated stock, bond or market index, and during times of market rallies, the Fund may not perform as well as other funds that seek to outperform an index. Over time, the investment performance of flexible strategies is typically substantially independent of longer term movements in the stock and bond market.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Hedging Risk
The Fund will employ various hedging strategies. There are a variety of factors that may cause hedges to fail to mitigate risks in the manner expected. If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Fund's return, or create a loss. In addition, hedges, even when successful in mitigating risk, may not prevent the Fund from experiencing losses on its investments, and therefore the use of hedging strategies may reduce the Fund's return, or create a loss.

High Portfolio Turnover Risk
Portfolio turnover is a measure of the Fund's trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Fund's transaction costs, have a negative impact on performance, and generate higher capital gain distributions to shareholders than if the Fund had a lower portfolio turnover rate.

High Yield Securities Risk
Investing in high yield, below investment-grade securities (commonly referred to as "junk bonds") generally involves significantly greater risks of loss of your money than an investment in investment grade securities. High yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. High yield securities are considered to be speculative with respect to an issuer's ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest.  Below investment grade securities may experience greater price volatility and less liquidity than investment grade securities.

Inflation Index Linked Securities Risk
Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation index linked security provides interest payments that vary as the principal and/or interest, are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the reference index. Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed debt securities. For inflation-linked securities that do not provide a similar guarantee, the adjusted principal value of the securities repaid at maturity may be less than the original principal value.  The value of inflation-linked securities is expected to change in response to real interest rates. The price of an inflation-linked security generally falls when real interest rates rise and rises when real interest rates fall.

Interest Rate Risk
The Fund is subject to the risk that the market value of fixed income securities or derivatives it holds will decline due to rising interest rates. Generally, the value of investments with interest rate risk, such as fixed income securities, will move in the opposite direction to movements in interest rates. The Federal Reserve raised the federal funds rate several times since December 2015 and has signaled additional increases in the near future. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Fund. The prices of fixed income securities or derivatives are also affected by their durations. Fixed income securities or derivatives with longer duration generally have greater sensitivity to changes in interest rates. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond. An increase in interest rates can impact markets broadly as well. Some investors buy securities and derivatives with borrowed money; an increase in interest rates can cause a decline in those markets.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other

4	Prospectus – Fund Summary

government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion.

Leverage Risk
The Fund's use of futures, forward contracts, swaps, options, structured notes, warrants and other derivative instruments, reverse repurchase agreements and selling securities short will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that the Fund will have the potential for greater losses than if the Fund does not use the derivative instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rate of losses.  Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund's exposure to an asset or class of assets and may cause the Fund's net asset value ("NAV") to be volatile.

Liquidity Risk
The Fund is susceptible to the risk that certain investments held by the Fund, such as structured notes and other derivative instruments, may have limited marketability or be subject to restrictions on sale, and may be difficult or impossible to purchase or sell at favorable times or prices. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. The Fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Fund. For example, the Fund may be forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Loan Interests Risk
Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for loans, including bank loans and senior loans, to trade. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund's access to the collateral may be limited or delayed by bankruptcy or other insolvency laws.  Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund's ability to pay redemption proceeds within the allowable time periods stated in its prospectus. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain loans may impair the ability of the Fund to sell its loan interests at a time when it may otherwise be desirable to do so or may require the Fund to sell them at prices that are less than what the Fund regards as their fair market value and may make it difficult to value such loans. Interests in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions.  The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. Alternatively, the Fund may acquire a participation in a loan interest that is held by another party.  When the Fund's loan interest is a participation, the Fund is subject to the risk that the party selling the participation interest will not remit the Fund's pro rata share of loan payments to the Fund, and the Fund may have less control over the exercise of remedies than the party selling the participation interest.

Market Risk
Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Market Timing Risk
Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund's NAV, (ii) an increase in the Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies. Because of specific types of securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders.

Multiple Sub-Advisor Risk
The Manager may allocate the Fund's assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund's assets. To a significant extent, the Fund's performance will depend on the success of the Manager in allocating the Fund's assets to sub-advisors and its selection and oversight of the sub-advisors.

Prospectus – Fund Summary	5

Municipal Securities Risk
Municipal securities could be adversely affected by adverse political and legislative changes. Changes in the financial condition of a municipality may affect the ability of a municipal issuer to make interest and principal payments on a security as they become due. Changes in interest rates and market conditions may directly impact the liquidity and valuation of municipal securities, which may affect the yield and value of the Fund's municipal securities investments. A downgrade in the issuer's or security's credit rating can reduce the market value of the security.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those companies.  For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Prepayment and Extension Risk
Prepayment risk is the risk that the principal amount of a bond may be repaid prior to the bond's maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security's effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

Redemption Risk
Due to a rise in interest rates or other market developments that may cause investors to move out of fixed income securities on a large scale, the Fund may experience periods of high levels of redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. The sale of assets to meet redemption requests may create net capital gains, which could cause the Fund to have to distribute substantial capital gains. Redemption risk is heightened during periods of declining or illiquid markets.  Heavy redemptions could hurt the Fund's performance.

Repurchase Agreement and Reverse Repurchase Agreement Risk
The use of repurchase agreements involves counterparty risk and credit risk. There is also the risk that the seller of the agreement may become insolvent and subject to liquidation, which may affect the Fund's right to control the collateral. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund's portfolio, although the Fund's intent to cover these positions minimizes this effect.

Restricted Securities Risk
Securities not registered in the U.S. under the Securities Act of 1933, as amended (the "Securities Act"), including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets, or may have to be held for a certain time period before they can be resold. The Fund may not be able to sell a restricted security when the sub-advisor(s) considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Securities Selection Risk
Securities selected by the sub-advisors or the Manager for the Fund may not perform to expectations.  This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, including short sales and investments in derivatives, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the obligation.  Segregated assets cannot be sold while the position they are covering is outstanding, unless they are replaced with other assets of equal value.  The need to maintain cash or other liquid securities in segregated accounts could limit the Fund's ability to pursue other opportunities as they arise.

Short Position Risk
The Fund will incur a loss as a result of a short position if the price of the instrument sold short increases in value between the date of the short sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the sub-advisor's ability to accurately anticipate the future value of a security or instrument. The Fund's losses are potentially unlimited in a short position transaction because there is potentially no limit on the amount that the security that the Fund is required to purchase may have appreciated. Because the Fund may invest the proceeds of a short sale, another effect of short selling on the Fund is similar to the effect of leverage, in that it may amplify changes in the Fund's NAV since it may increase the exposure of the Fund to certain markets.

Small and Mid-Capitalization Companies Risk
Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since small and mid-capitalization companies may have narrower commercial markets and limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.  In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Sovereign and Quasi-Sovereign Debt Risk
The Fund normally will have significant investments in sovereign and quasi-sovereign debt securities. These investments are subject to risk of payment delays or defaults due to (1) country cash flow problems, (2) insufficient foreign currency reserves, (3) political considerations, (4) large debt positions relative to the country's economy, (5) policies toward foreign lenders or investors, (6) the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies, or (7) an inability or unwillingness to repay debts. It may be particularly difficult to enforce the rights of debt holders in frontier and emerging markets. A governmental entity that defaults on an obligation may request additional time in which to pay or further loans or may seek to restructure its obligations to reduce interest rates or outstanding principal. There is no legal process for collecting sovereign and quasi-sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign and quasi-sovereign debt risk is increased for emerging and frontier markets issuers, which are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on

6	Prospectus – Fund Summary

external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

Supranational Risk
Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in non-U.S. currencies will also be subject to the risks associated with investments in non-U.S. currencies.

Unrated Securities Risk
Because the Fund may purchase securities that are not rated by any rating organization, the sub-advisor, after assessing their credit quality, may internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.  Unrated securities may be subject to greater liquidity risk and price volatility.

U.S. Government Securities and Government-Sponsored Enterprises Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (‘‘Fannie Mae''), Federal Home Loan Mortgage Corporation (‘‘Freddie Mac''), Federal Home Loan Bank (‘‘FHLB''), Federal Farm Credit Bank ("FFCB"), and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government will provide financial support if these organizations do not have the funds to meet future payment obligations. U.S. Government securities and securities of government-sponsored entities are also subject to credit risk, interest rate risk and market risk.

Valuation Risk
The Fund may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain derivatives, which may be illiquid or which may become illiquid.

Variable and Floating Rate Securities Risk
The coupon on variable and floating-rate securities are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money-market index, London Interbank Offered Rate ("LIBOR") or a Treasury bill rate. Variable and floating rate securities are subject to interest rate risk and credit risk.

As short-term interest rates decline, the coupons on floating-rate securities typically decrease. Alternatively, during periods of rising interest rates, the coupons on floating-rate securities typically increase. Changes in the coupons of floating-rate securities may lag behind changes in market rates or may have limits on the maximum coupon rate change for a given period of time. The value of floating-rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to the BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index, which is the Fund's benchmark index, and the Bloomberg Barclays U.S. Aggregate Index, an additional broad-based securities market index with characteristics that are similar to those of the Fund.

The chart and the table below show the performance of the Fund's Investor Class shares for all periods. The Fund began offering all share classes on July 5, 2011. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: 2.89%% 1st Quarter 2012 1/1/2012 through 12/31/2016 Lowest Quarterly Return: -3.53%% 3rd Quarter 2015 1/1/2012 through 12/31/2016
The calendar year-to-date total return as of September 30, 2017 was 5.25%.

Average annual total returns for periods ended December 31, 2016
	Inception Date of Class	1 Year	5 Years	Since Inception
Investor Class	7/5/2011
Returns Before Taxes		3.50%	1.59%	1.68%
Returns After Taxes on Distributions		2.58%	0.45%	0.61%
Returns After Taxes on Distributions and Sales of Fund Shares		1.97%	0.75%	0.85%

Prospectus – Fund Summary	7

	Inception Date of Class	1 Year	5 Years	Since Inception
Share Class (Before Taxes)
A	7/5/2011	3.49%	1.53%	1.56%
C	7/5/2011	2.69%	0.78%	0.91%
Y	7/5/2011	3.66%	1.86%	1.88%
Institutional	7/5/2011	3.85%	1.97%	1.99%

	1 Year	5 Years	Since Inception
Index (Reflects no deduction for fees, expenses or taxes)
BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index	0.66%	0.38%	0.37%
Bloomberg Barclays U.S. Aggregate Index	2.65%	2.23%	2.90%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors
The Fund's assets are currently allocated among the following investment sub-advisors:

■

Brandywine Global Investment Management, LLC ("Brandywine Global")

■

Pacific Investment Management Company, LLC (‘‘PIMCO'')

■

Payden & Rygel ("P&R")

Portfolio Managers

American Beacon Advisors, Inc.	Gene L. Needles, Jr. President & Chief Executive Officer Since Fund Inception (2011) Patrick A. Sporl Senior Portfolio Manager Since 2015	Paul B. Cavazos Chief Investment Officer Since 2016
Brandywine Global Investment Management, LLC	David F. Hoffman, CFA Managing Director and Portfolio Manager Since Fund Inception (2011) Stephen S. Smith Managing Director and Portfolio Manager Since Fund Inception (2011)	Jack P. McIntyre, CFA Associate Portfolio Manager and Senior Research Analyst Since Fund Inception (2011) Anujeet Sareen, CFA Portfolio Manager Since 2017
Pacific Investment Management Company, LLC	Marc P. Seidner, CFA CIO Non-traditional Strategies Since 2015
Payden & Rygel	Brian W. Matthews Managing Principal and Portfolio Manager Since 2015 Brad Boyd Senior Vice President and Portfolio Manager Since 2015	Scott J. Weiner Managing Principal and Portfolio Manager Since 2015

8	Prospectus – Fund Summary

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o Boston Financial Data Services, Inc. ("BFDS")* 330 West 9th Street Kansas City, MO 64105

* Effective January 1, 2018, the name of BFDS will change to DST Asset Manager Solutions, Inc.

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's net asset value ("NAV") per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Tax Information

Dividends and capital gain distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax-deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

Prospectus – Fund Summary	9

Additional Information About the Fund

To help you better understand the Fund, this section provides a detailed discussion of the Fund's investment policies, its principal strategies and risks and performance benchmark(s). However, this Prospectus does not describe all of the Fund's investment practices. For additional information, please see the Fund's statement of additional information ("SAI"), which is available at www.americanbeaconfunds.com or by contacting us via telephone at 1-800-658-5811, by U.S. mail at P.O. Box 219643, Kansas City, MO 64121-9643, or by e-mail at americanbeaconfunds@ambeacon.com.

Additional Information About Investment Policies and Strategies

Investment Objective

The Fund's investment objective is to provide a positive total return regardless of market conditions.

The Fund's investment objective is "non-fundamental," which means that it may be changed by the Fund's Board of Trustees ("Board") without the approval of Fund shareholders.

80% Investment Policy

The Fund has a non-fundamental policy to invest under normal market conditions at least 80% of its net assets, plus borrowings for investment purposes, in fixed-income instruments of varying maturities and derivative instruments that provide exposure to fixed income instruments.

If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and this prospectus will be supplemented.

Temporary Defensive Policy

The Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse market, economic, political or other conditions. During these times, the Fund may not achieve its investment objective.

Additional Information About the Management of the Fund

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager. The Manager may allocate the assets of the Fund among different sub-advisors. The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Fund. The Manager:

■

develops overall investment strategies for the Fund,

■

selects and changes sub-advisors,

■

allocates assets among sub-advisors,

■

monitors and evaluates the sub-advisors' investment performance,

■

monitors the sub-advisors' compliance with the Fund's investment objectives, policies and restrictions,

■

oversees the Fund's securities lending activities and actions taken by the securities lending agent to the extent applicable, and

■

directs the investment of the portion of Fund assets that the sub-advisors determine should be allocated to short-term investments.

The assets of the Fund are allocated among one or more sub-advisors by the Manager. Each sub-advisor has full discretion to purchase and sell securities for its segment of the Fund's assets in accordance with the Fund's objectives, policies, restrictions and more specific strategies provided by the Manager. The Manager oversees the sub-advisors but does not reassess individual security selections made by the sub-advisors for their portfolios.

The Fund operates in a manager of managers structure.  The Fund and the Manager have received an exemptive order from the Securities and Exchange Commission (‘‘SEC'') that permits the Fund, subject to certain conditions and approval by the Board, to hire and replace sub-advisors that are unaffiliated with the Manager without approval of shareholders.  The Manager has ultimate responsibility, subject to oversight by the Board, to oversee sub-advisors and recommend their hiring, termination and replacement.  The order also exempts the Fund from disclosing the advisory fees paid by the Fund to individual sub-advisors that are unaffiliated with the Manager in various documents filed with the SEC and provided to shareholders.  Instead, the fees payable to unaffiliated sub-advisors are aggregated, and fees payable to sub-advisors that are affiliated with the Manager, if any would be aggregated with fees payable to the Manager.  Disclosure of the separate fees paid to an affiliated sub-advisor would be required. Whenever a sub-advisor change is proposed in reliance on the order, in order for the change to be implemented, the Board, including a majority of its "non-interested" trustees, must approve the change.  In addition, the Fund is required to provide shareholders with certain information regarding any new sub-advisor within 90 days of the hiring of any new sub-advisor.  The Fund's sub-advisors are set forth below.

■

Brandywine Global Investment Management, LLC  ("Brandywine Global")

■

Pacific Investment Management Company LLC ("PIMCO")

■

Payden & Rygel ("P&R")

Additional Information About Investments

This section provides more detailed information regarding certain of the Fund's principal investment strategies as well as information regarding the Fund's strategy with respect to investment of cash balances.

Bank Loans and Senior Loans

Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). The Fund may invest in senior loans, which are floating rate loans, sometimes referred to as adjustable rate loans, that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities. Under normal circumstances, senior loans have priority of claim ahead of other obligations of a borrower in the event of liquidation. Bank loans and senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. The Fund may invest in such loans in the form of participations in loans and assignments of all or a portion of loans from third parties. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser's rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In connection with purchasing participations in such instruments, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be exposed to

10	Prospectus – Additional Information About the Fund

the credit risk of both the borrower and the institution selling the participation. If the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan.

Cash Equivalents

The Fund may invest in cash equivalents including among others, time deposits, certificates of deposit, bearer deposit notes, bankers' acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

Bankers' acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then ‘‘accepted'' by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.  Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable.

Commercial paper ("CP") is a short-term, unsecured promissory note issued by finance companies, banks, and corporations generally used as a source of working capital and other short-term financing. CP has maturities ranging from 1 to 270 days.

Cash Management Investments

The Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act, including money market funds that are advised by the Manager and in futures contracts. If the Fund invests in money market funds, shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees, of the money market funds in which the Fund invests, such as advisory fees charged by the Manager to any applicable money market funds advised by the Manager. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including the risk that a money market fund's yield will be lower than the return that the Fund would have derived from other investments that provide liquidity.

To gain market exposure on cash balances held in anticipation of liquidity needs or to reduce market exposure in anticipation of liquidity needs, the Fund also may purchase and sell futures contracts on a daily basis. A futures contract is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid. As cash balances are invested in securities, the Fund may invest simultaneously those balances in futures contracts until the cash balances are delivered to settle the securities transactions. This exposes the Fund to the market risks associated with the underlying securities and indices. Because the Fund will have market exposure simultaneously in both the invested securities and futures contracts, the Fund may have more than 100% of its assets exposed to the markets. This can magnify gains and losses in the Fund. The Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts or the movement in the prices of futures contracts and the value of their underlying investment or indices and that there may not be a liquid secondary market for a futures contract.

Convertible Securities

Convertible securities are generally preferred stocks and other securities, including bonds and warrants that are convertible into or exercisable for common stock at a stated price or rate. Convertible debt securities may offer greater appreciation potential than non-convertible debt securities. Convertible securities are senior to common stock in an issuer's capital structure, but are usually subordinate to similar non-convertible securities. While typically providing a fixed-income stream, a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying stock.

Currencies

The Fund may invest in foreign currency-denominated securities and may also purchase and sell foreign currency options and foreign currency futures contracts and related options as well as currency swaps (see ‘‘Derivative Investments''), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (see ‘‘Forward Contracts''). The Fund may engage in these transactions in order to hedge or protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities or other derivative positions. The Fund also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Derivative Investments

Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. The Fund may invest in the following derivative instruments:

■

Forward Contracts. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities or securities, or the cash value of commodities, securities or a securities index, at an agreed upon future date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. An NDF currency contract is a forward contract where there is no physical settlement of the two currencies at maturity. Rather, on the contract settlement date, a net cash settlement will be made by one party to the other based on the difference between the contracted forward rate and the prevailing spot rate, on an agreed notional amount.

■

Futures Contracts. A futures contract is a contract to purchase or sell a particular security or commodity, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid. An interest rate futures contract is a contract for the future delivery of an interest-bearing debt security. A treasury futures contract is a contract for the future delivery of a U.S. Treasury security. The Fund may, from time to time, use futures positions to equitize cash and expose its portfolio to changes in securities prices or index prices. This can magnify gains and losses in the Fund. The Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts and that there may not be a liquid secondary market for a futures contract.

Prospectus – Additional Information About the Fund	11

■

Options. An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price, in the case of a call option, or to pay the exercise price upon delivery of the underlying security or currency, in the case of a put option.

■

Options on Futures Contracts. An option on a futures contract provides the holder with the right to enter into a ‘‘long'' position in the underlying futures contract, in the case of a call option, or a ‘‘short'' position in the underlying futures contract in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option.

■

Structured Notes. ‘‘Structured'' notes are specially-designed derivative debt instruments. The terms of the instrument may be determined or ‘‘structured'' by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), one or more securities, a commodity or the financial performance of one or more third-party borrowers. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index, currency, or commodity or the financial condition of such borrowers.

■

Swap Agreements. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer's failure to make timely payments of interest or principal, bankruptcy or restructuring. The terms of the swap transaction are either negotiated by a sub-advisor and the swap counterparty or established based on terms generally available on an exchange or contract market. In an interest rate swap, the Fund and another party exchange the right to receive payments equivalent to interest at differing rates on specified notional principal amounts. In a total return swap, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or index during a specified period of time. The underlying asset might be a security or basket of securities or index such as a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on a total return from a different underlying asset or non-asset reference. A currency swap involves the exchange of payments denominated in one currency for payments denominated in another. Payments are based on a notional principal amount the value of which is fixed in exchange rate terms at the swap's inception.

■

Warrants. Warrants are derivative securities that give the holder the right to purchase a specified amount of securities at a specified price. Detachable warrants are often independently traded on a stock exchange. Non-detachable warrants cannot be traded independently from their reference bond. Warrants normally have a life that is measured in years and entitle the holder to buy securities at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

Equity Investments

The Fund's equity investments may include:

■

Common Stock. Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. Common stock may be traded via an exchange or over-the-counter. Over-the-counter traded stock may be less liquid than exchange-traded stock.

■

Preferred Stock. Preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is typically set at a fixed annual rate, in some circumstances it can be variable, changed or omitted by the issuer.

■

REITs. REITs are pooled investment vehicles that own, and often operate, income producing real estate (known as "equity REITs") or invest in mortgages secured by loans on such real estate (known as "mortgage REITs") or both (known as "hybrid REITs"). REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increase in property taxes, operating expenses, rising interest rates or overbuilding, zoning changes, and losses from casualty or condemnation.  REITs typically are subject to management fees and other expenses that are separate from those of the Fund.

Fixed Income Instruments

The Fund's investments in fixed income instruments may include:

■

Asset-Backed Securities. Asset-backed securities are fractional interests in pools of loans, receivables or other assets. They are issued by trusts or other special purpose vehicles and are collateralized by the loans, receivables or other assets that make up the pool. The trust or other issuer passes the income from the underlying asset pool to the investor. The Fund, the Manager, and the sub-advisors do not select the loans or other assets that are included in the collateral backing those pools.

■

Bank Loans and Senior Loans. Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). The Fund may invest in senior loans, which are floating rate loans, sometimes referred to as adjustable rate loans that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities. Under normal circumstances, senior loans have priority of claim ahead of other obligations of a borrower in the event of liquidation. Bank loans and senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. The Fund may invest in such loans in the form of participations in loans and assignments of all or a portion of loans from third parties. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser's rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In connection with purchasing participations in such instruments, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. When the Fund purchases assignments from lenders, it will acquire direct rights against the borrower on the loan.

■

Debt Securities of Supranational Organizations. Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal. Obligations of a supranational entity may be denominated in foreign currencies.

■

Emerging Markets Debt. The Fund may invest a significant portion of its assets in a particular geographic region or country, including emerging markets. The Fund may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified

12	Prospectus – Additional Information About the Fund

as an emerging or developing economy by any supranational organization such as the World Bank, International Finance Corporation or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging market indices.

■

Government-Sponsored Enterprises. The Fund may invest in debt obligations of U.S. Government-sponsored enterprises, including the Federal National Mortgage Association (‘‘Fannie Mae''), Federal Home Loan Mortgage Corporation (‘‘Freddie Mac''), Federal Farm Credit Banks (‘‘FFCB'') and the Tennessee Valley Authority. Although chartered or sponsored by Acts of Congress, these entities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac are supported by the issuers' right to borrow from the U.S. Treasury, the discretionary authority of the U.S. Treasury to lend to the issuers and the U.S. Treasury's commitment to purchase stock to ensure the issuers' positive net worth.

■

High Yield Securities. High yield securities are debt obligations rated below investment grade (such as BB or lower by Standard & Poor's Ratings Services or Fitch, Inc. and/or Ba or lower by Moody's Investors Service, Inc.) or not rated, but considered by a sub-advisor to be of similar quality. These types of securities are also commonly referred to as ‘‘junk bonds.''

■

Inflation Indexed Linked Securities. Inflation-indexed securities, also known as inflation-protected securities, are fixed income instruments structured such that their interest and principal payments are adjusted to keep up with inflation. In periods of deflation when the inflation rate is declining, the principal value of an inflation-indexed security will be adjusted downward. This will result in a decrease in the interest payments.

■

Investment Grade Securities.  Investment grade securities that the Fund may purchase, either as part of its principal investment strategy or to implement its temporary defensive policy, include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by a rating organization rating that security (such as Standard & Poor's Ratings Services, Moody's Investors Service, Inc., or Fitch, Inc.) or comparably rated by a sub-advisor if unrated by a rating organization. The Fund, at the discretion of the applicable sub-advisor, may retain a security that has been downgraded below the initial investment criteria.

■

Mortgage-Related Securities. The Fund can buy interests in pools of residential or commercial mortgages in the form of ‘‘pass-through'' mortgage securities. They may be issued or guaranteed by the U.S. Government, or its agencies and instrumentalities, or by private issuers. Mortgage-related securities may be issued in different series, each having different interest rates and maturities. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the rate of payments of the underlying mortgages. Mortgage-related securities, including collateralized mortgage obligations (‘‘CMOs''), issued by private issuers are not U.S. Government securities.

■

Municipal Securities. Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations.

■

Sovereign and Quasi-Sovereign Debt. Sovereign and quasi-sovereign debt securities are typically issued or guaranteed by national governments in order to finance the issuing country's growth and/or budget. Investing in foreign sovereign debt securities will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the debt securities. Sovereign and quasi-sovereign debt securities are debt securities either explicitly guaranteed by a foreign government or their agencies or whose majority shareholder is a foreign government.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which it has been valued. Historically, illiquid securities have included securities that have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, the Fund may get only limited information about an issuer, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund's illiquidity. The Manager or the sub-advisor, as applicable, acting under guidelines established by the Trust's Board, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act ("Section 4(a)(2) securities") are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity.

The Manager and each sub-advisor will carefully monitor the Fund's investments in Section 4(a)(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(a)(2) securities could have the effect of reducing the Fund's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

Repurchase Agreements

Repurchase agreements are fixed income securities in the form of an agreement between the Fund as purchaser and a counterparty as seller. The agreement is backed by collateral in the form of securities and/or cash transferred by the seller to the buyer, sometimes to be held by an eligible third-party custodian.

Prospectus – Additional Information About the Fund	13

Under the agreement the Fund acquires securities from the counterparty and the counterparty simultaneously agrees to repurchase the securities from the Fund at an agreed upon price and date, normally within a week or on demand. The price for the seller to repurchase the securities is greater than the Fund's purchase price, reflecting an agreed upon ''interest rate'' for the period the purchaser's money is invested in the security. Such agreements permit the Fund to earn income while retaining ''overnight'' flexibility in pursuit of longer-term investments. Repurchase agreements may exhibit the economic characteristics of loans by the Fund. The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying securities, whether because of the seller's bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying collateral, including possible sale of the securities. The Fund may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying collateral, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund's rights. The Fund's Board of Trustees has established procedures pursuant to which the sub-advisors monitor the creditworthiness of the counterparties with which the Fund enters into repurchase agreement transactions.

Reverse Repurchase Agreements

The Fund may borrow funds by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. Reverse repurchase agreements are subject to the Fund's limitations on borrowings and create leverage risk for the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the Investment Company Act.

Additional Information About Risks

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. The following section provides additional information regarding the Fund's principal risk factors in light of its principal investment strategies.

Allocation Risk

This is the risk that a sub-advisor's judgments about, and allocations among, asset classes and market exposures may adversely affect the Fund's performance. This risk can be increased by the use of derivatives to increase allocations to various market exposures because derivatives can create investment leverage, which will magnify the impact to the Fund of its investment in any underperforming market exposure.

Asset-Backed and Mortgage-Backed Securities Risk

Investments in asset-backed and mortgage related securities, including CMOs and commercial and residential loans, are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, prepayment risk and extension risk. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.  Because prepayments increase when interest rates fall, the prices of mortgage-backed and asset-backed securities do not increase as much as other fixed income securities when interest rates fall. When interest rates rise, borrowers are less likely to prepay their mortgage and other loans.  A decreased rate of prepayments lengthens the expected maturity of mortgage-backed and asset-backed securities.  Therefore, the prices of mortgage-backed and asset-backed securities may decrease more than prices of other fixed income securities when interest rates rise. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. Rising interest rates also may increase the risk of default by borrowers. As a result, in a period of rising interest rates, a Fund that holds these types of securities, may experience additional volatility and losses.  A decline in the credit quality of and defaults by the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. In addition, certain asset-backed and mortgage related securities may include securities backed by pools of loans made to "subprime" borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.

■

CMO Risk.  A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal on CMOs is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("Ginnie Mae"), Freddie Mac or Fannie Mae, and their income streams. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk.  In addition, CMOs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs are not U.S. government securities nor are they supported in any way by any U.S. government agency or instrumentality. In the event of a default by an issuer of a CMO, there is no assurance that the collateral securing such CMO will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs in the over-the-counter market, the depth and liquidity of which will vary from time to time.

Convertible Securities Risk

The value of a convertible security typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the risks of stocks, and its price may be as volatile as that of the underlying stock, when the underlying stock's price is high relative to the conversion price and a convertible security is subject to the risks of debt securities, and is particularly sensitive to changes in interest rates, when the underlying stock's price is low relative to the conversion price. Convertible securities generally have less potential for gain or loss than common stocks. Securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible at the option of the holder. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities. The credit rating of a company's convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered "junior" securities — that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and the Fund could lose its entire investment. In addition, because companies that issue convertible securities may be small- or mid-cap companies, to the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies.

Counterparty Risk

The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund. As a result the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

14	Prospectus – Additional Information About the Fund

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of a debt security or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely.  A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price and make it difficult for the Fund to sell it.  Ratings represent a rating agency's opinion regarding the quality of the security and are not a guarantee of quality.  Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations.  Credit risk is typically greater for securities with ratings that are below investment grade.  Since the Fund can invest significantly in high-yield investments considered speculative in nature, this risk will be substantial.

Currency Risk

The Fund may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward currency exchange contracts in non-U.S. currencies, non-U.S. currency futures contracts, options on non-U.S. currencies and non-U.S. currency futures and swaps for cross-currency investments. Foreign currencies may decline in value relative to the U.S. dollar and thereby affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund's investments in foreign currency denominated securities may reduce the returns of the Fund. Currency futures, forwards, options or swaps may not always work as intended, and in specific cases, the Fund may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Fund may choose to not hedge its currency risks.

Cybersecurity and Operational Risk

The Fund, its service providers, and third-party fund distribution platforms, and shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents.  Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems ("denial of services"), loss or theft of proprietary information or corporate data, interference with the Fund's ability to calculate its net asset value, impediments to trading, physical damage to a computer or network system, or remediation costs associated with system repairs.

The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders.  The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems.  While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager, Fund service providers, or third-party fund distribution platforms to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.  Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Derivatives Risk

Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. The Fund may use derivatives to enhance total return to manage certain investment risks or as a substitute for the purchase or sale of the underlying currencies or securities. The Fund may also hold derivative instruments to obtain economic exposure to an issuer without directly holding its securities.

Derivatives can be highly complex and their use within a management strategy can require specialized skills. There can be no assurance that any strategy used will succeed. If a sub-advisor incorrectly forecasts stock market values, or the direction of interest rates or currency exchange rates in utilizing a specific derivatives strategy for the Fund, the Fund could lose money. In addition, leverage embedded in a derivative instrument can expose the Fund to greater risk and increase its costs. Gains or losses in the value of a derivative instrument may be magnified and be much greater than the derivative's original cost (generally the initial margin deposit).

Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. The Fund may buy or sell derivatives not traded on organized exchanges and/or through clearing organizations which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk. As a result the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Certain derivatives, including swaps, futures, forwards and written options, require the Fund to post margin to secure its future obligation; if the Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements, at a time when it may be disadvantageous to do so. The Fund's use of derivatives also may create financial leverage, which may result in losses that exceed the amount originally invested and accelerate the rate of losses. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial.

Although the Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. The Fund may not hedge certain risks in particular situations, even if suitable instruments are available.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund's ability to pursue its investment strategies. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation may make derivatives more costly, may limit their availability, may disrupt markets, or may otherwise adversely affect their value or performance. In addition to other changes, these rules provide for central clearing of derivatives that in the past were traded exclusively over-the-counter and may increase costs and margin requirements, but are expected to reduce certain counterparty risks.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a sub-

Prospectus – Additional Information About the Fund	15

advisor may wish to retain the Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. The Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations. For example, the Commodity Futures Trading Commission ("CFTC") and the designated contract markets have established position limits for futures and option contracts that may restrict the ability of the Fund, or the Manager or sub-advisor entering trades on the Fund's behalf, to make certain trading decisions.

Certain of the other risks to which the Fund might be exposed due to its use of derivatives include the following:

■

Futures and Forward Contracts Risk. Futures and forward contracts, including "NDFs", are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There are no limitations on daily price movements of forward contracts.  There can be no assurance that any strategy used will succeed. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. There may not be a liquid secondary market for the futures contracts. Forward currency transactions, including NDFs, include the risks associated with fluctuations in currency. Interest rate and Treasury futures contracts expose the Fund to price fluctuations resulting from changes in interest rates. The Fund could suffer a loss if interest rates rise after the Fund has purchased an interest rate futures contract or fall after the Fund has sold an interest rate futures contract. Similarly, Treasury futures contracts expose the Fund to potential losses if interest rates do not move as expected. Equity index futures contracts expose the Fund to volatility in an underlying securities index.

■

Options Risk. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the call option exercise price to cover the premium and transaction costs. These costs will reduce any profit that might otherwise have been realized had the Fund bought the underlying security instead of the call option. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the put option's exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from having shorted the declining underlying security by the premium paid for the put option and by transaction costs. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option on an underlying asset that the Fund owns and the underlying asset has increased in value when the call option is exercised, the Fund will be required to sell the underlying asset at the call price and will not be able to realize any of the underlying asset's value above the call price.

■

Structured Notes Risk. Structured notes are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate or other financial indicators ("reference instruments"). The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities or commodities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. Structured notes are subject to interest rate risk and to all of the risks of their underlying securities and derivatives. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or borrower. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or purchase or sell them at an acceptable price.

■

Swaps Agreement Risk. Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leveraging risk. If swaps are used as a hedging strategy, the Fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, a lack of correlation between the swaps and the portfolio of assets that the swaps are designed to hedge or replace. Swaps also may be difficult to value. Interest rate swaps, total return swaps, currency swaps and credit default swaps are subject to counterparty risk, credit risk and liquidity risk. In addition to these risks, total return swaps are subject to market risk and interest rate risk, if the underlying securities are bonds or other debt obligations, interest rate swaps are subject to interest rate risk, and currency swaps are subject to currency risk. With respect to a credit default swap, if the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay the counterparty. There is also the risk that the transaction may be closed-out at a time when the credit quality of the underlying investment has deteriorated, in which case the Fund may need to make an early termination payment. If the Fund is buying credit protection, there is the risk that no credit event will occur and the Fund will receive no benefit (other than any hedging benefit) for the premium paid. There is also the risk that the transaction may be closed-out at a time when the credit quality of the underlying investment has improved, in which case the Fund may need to make an early termination payment. Equity swaps are subject to equity investments risk, liquidity risk and counterparty risk.

■

Warrants Risk. Warrants are derivative securities that give the holder the right to purchase a specified amount of securities at a specified price.  Warrants may be more speculative than certain other types of investments because warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. Detached warrants may be traded on a stock exchange; however, nondetached warrants can only be exercised by the bondholder.

Equity Investments Risk

Equity securities are subject to investment risk and market risk. The Fund's investments in U.S. and foreign equity securities may include common stocks, preferred stocks, and REITs. Such investments may expose the Fund to additional risks.

■

Common Stocks. The value of a company's common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company's products or services. A stock's value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company's common stock will usually be more volatile than its bonds, other debt and preferred stock.

■

Preferred Stocks. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Issuers may threaten preferred stockholders with the cancellation of all dividends and liquidation preference rights in an attempt to force their conversion to less secure common stock. Certain preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital or continuation of income as debt securities. The rights of preferred stock on distribution of a corporation's assets in the event of its liquidation are generally subordinated to the rights associated with a corporation's debt securities. Therefore, in the event of an issuer's bankruptcy, there is substantial risk that there will be nothing left to pay preferred stockholders after payments, if any, to bondholders have been made. Preferred stocks may also be subject to credit risk.

16	Prospectus – Additional Information About the Fund

■

REITs. REITs or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, overbuilding, changes in interest rates, and liabilities resulting from environmental problems. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. All REITs are dependent on management skills, are subject to heavy cash flow dependency or self-liquidation and generally are not diversified.  Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs may not be diversified with regard to the types of tenants, may not be diversified with regard to the geographic locations of the properties, and are subject to cash flow dependency and defaults by borrowers, and domestic REITs could fail to qualify for tax-free "pass-through" of distributed net income and net realized gains under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act. REITs typically incur fees that are separate from those incurred by the Fund. Accordingly, the Fund's investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to indirectly paying Fund expenses.  The value of REIT common stock may decline when interest rates rise.

Extension Risk

If interest rates rise rapidly, or as a result of other factors, repayments of principal of certain debt securities, especially mortgage-related and other types of asset-backed securities, may occur at a slower rate than expected and the expected maturity of these securities could lengthen as a result. Securities that are subject to extension risk generally have greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Flexible Strategy Risk

The Fund uses a variety of investment strategies seeking to provide a positive total return regardless of market conditions. The sub-advisors do not attempt to keep the portfolio structure or the Fund's performance consistent with any designated stock, bond or market index, and during times of market rallies, the Fund may not perform as well as other funds that seek to outperform an index. Over time, the investment performance of flexible strategies is typically substantially independent of longer term movements in the stock and bond market. Interest rate levels and currency valuations will not always respond as the sub-advisors' expect and portfolio securities may remain over- or under-valued.

Foreign Investing & Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) different government regulation and supervision of foreign banks, stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy's dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Hedging Risk

Gains or losses from positions in hedging instruments may be much greater than the instrument's original cost. The counterparty may be unable to honor its financial obligation to the Fund. In addition, a sub-advisor may be unable to close the transaction at the time it would like or at the price it believes the security is currently worth. If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Fund's return, or create a loss.

High Portfolio Turnover Risk

Portfolio turnover is a measure of the Fund's trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Fund's transaction costs because of increased broker commissions resulting from such transactions. These costs are not reflected in the Fund's annual operating expenses or in the expense example, but they can have a negative impact on performance. Frequent trading by the Fund could also result in increased realized net capital gains, distributions of which are taxable to the Fund's shareholders (including net short-term capital gain distributions, which are taxable to them as ordinary income).

High Yield Securities Risk

Investing in high yield securities (commonly referred to as ‘‘junk bonds'') generally involves significantly greater risks of loss of your money than an investment in investment-grade securities. Compared with issuers of investment grade securities, high yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties. High yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. High yield securities are considered to be speculative with respect to an issuer's ability to pay interest and principal and carry a greater risk that issuers of lower-rated securities will default on the timely payment of principal or interest. Below-investment-grade securities may experience greater price volatility and less liquidity than investment-grade securities.

Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments among securities of different issuers could reduce the risks of owning any such securities separately. The prices of these high yield securities tend to be less sensitive to interest rate changes than investment-grade investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the

Prospectus – Additional Information About the Fund	17

markets for their securities may be more volatile. If an issuer defaults, the Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for the Fund may have to be adjusted in the event of default. In the event of an issuer's default, the Fund may write off prior income accruals for that issuer, resulting in a reduction in the Fund's current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer's financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high-yield securities market and on the market value of the high-yield securities held by the Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

Inflation Index Linked Securities Risk

Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation index linked security provides principal payments and interest payments, which are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the reference index.  The value of inflation-linked securities is expected to change in response to real interest rates. The price of an inflation-linked security generally falls when real interest rates rise and rises when real interest rates fall. In general, the price of an inflation index linked security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on such securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation index linked security will be taxable as ordinary income, even though the Fund will not receive the increased principal until maturity.

Interest Rate Risk

Investments in fixed-income securities or derivatives that are influenced by interest rates are subject to interest rate risk. The value of the Fund's fixed-income investments typically will fall when interest rates rise. The Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in a 8% decrease in the value of the bond. Yields of debt securities will fluctuate over time. Following the financial crisis that started in 2008, the Federal Reserve attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to each other overnight) at or near zero percent. The Federal Reserve raised the federal funds rate several times since December 2015 and has signaled additional increases in the near future. Interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to the Fund. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

Investment Risk

An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund should not be relied upon as a complete investment program.  The share price of the Fund fluctuates, which means that when you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk

The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.  When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer's securities to fall.

Large Capitalization Companies Risk

The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes.  Large market capitalization companies may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion.

Leverage Risk

Financial leverage magnifies the exposure to the movement in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that the Fund will have the potential for greater losses than if the Fund does not use the derivative instruments that have a leveraging effect. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund's exposure to an asset or class of assets and may cause the Fund's NAV to be volatile.

The Fund may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging the Fund because the Fund may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of the Fund's investments in derivatives is increasing, this could be offset by declining values of the Fund's other investments. Conversely, it is possible that the rise in the value of the Fund's non-derivative investments could be offset by a decline in the value of the Fund's investments in derivatives. In either scenario, the Fund may experience losses. In a market where the value of the Fund's investments in derivatives is declining and the value of its other investments is declining, the Fund may experience substantial losses. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. In addition, the costs that the Fund pays to engage in these practices are additional costs borne by the Fund and could reduce or eliminate any net investment profits.

Liquidity Risk

When there is little or no active trading market for specific types of securities, such as structured notes and other derivative instruments, it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Redemptions by a few large investors in the Fund at such times may have a significant adverse effect on the Fund's NAV and remaining Fund shareholders. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased capital requirements for broker-dealers. Further, many broker-dealers have

18	Prospectus – Additional Information About the Fund

reduced their inventory of certain debt securities. This could negatively affect the Fund's ability to buy or sell debt securities and increase the related volatility and trading costs. The Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

Loan Interests Risk

Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for loans, including bank loans and senior loans, to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund's ability to pay redemption proceeds within the allowable time periods stated in its prospectus. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain floating rate loans may impair the ability of the Fund to sell its loan interests at a time when it may otherwise be desirable to do so or may require the Fund to sell them at prices that are less than what the Fund regards as their fair market value and may make it difficult to value such loans. Interests in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions.

Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the Fund's access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower's obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund would likely bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it.

The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor.

Alternatively, the Fund may acquire a participation interest in a loan that is held by another party. When the Fund's loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower. As a participant, the Fund also would be subject to the risk that the party selling the participation interest would not remit the Fund's pro rata share of loan payments to the Fund. It may be difficult for the Fund to obtain an accurate picture of a lending bank's financial condition.

Loan interests may not be considered "securities," and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

The Fund also may be in possession of material non-public information about a borrower as a result of its ownership of a loan instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a security of that borrower when it would otherwise be advantageous to do so. Any steps taken to ensure that the Fund does not receive material non-public information about a security may have the effect of causing the Fund to have less information than other investors about certain interests in which it seeks to invest.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all.  In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline.  Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the United States and abroad, such as the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government's debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Future legislative, regulatory and policy changes may result in lower corporate taxes, more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the market's expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the United States and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation

Prospectus – Additional Information About the Fund	19

may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. The abandonment of the euro or withdrawal from the European Union ("EU") on the part of the United Kingdom or any other member could significantly adversely affect the value of the Fund's investments in Europe. Particularly, the United Kingdom's vote to leave the EU could lead to a prolonged period of uncertainty as to the exact terms of exit and the impact on different industry sectors and increased market volatility.

Market Timing Risk

Because the Fund invests in foreign securities, it is particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of the Fund's NAV, (ii) an increase in the Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies.  Because of types of specific securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders. Some examples of these types of securities are high yield and foreign securities. The limited trading activity of some high yield securities may result in market prices that do not reflect the true market value of these securities. The Fund generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund's calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund may fair value high yield and foreign securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the NAV of the Fund's shares.  While the Manager monitors trading in the Fund, there is no guarantee that it can detect all market timing activities.

Multiple Sub-Advisor Risk

The Manager may allocate the Fund's assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund's assets. To a significant extent, the Fund's performance will depend on the success of the Manager in allocating the Fund's assets to sub-advisors and its selection and oversight of the sub-advisors.  Because each sub-advisor manages its allocated portion of the Fund independently from another sub-advisor, the same security may be held in different portions of the Fund, or may be acquired for one portion of the Fund at a time when a sub-advisor to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Fund's holdings. Similarly, under some market conditions, one sub-advisor may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-advisor believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Fund. Because each sub-advisor directs the trading for its own portion of the Fund, and does not aggregate its transactions with those of the other sub-advisors, the Fund may incur higher brokerage costs than would be the case if a single sub-advisor were managing the entire Fund. In addition, while the Manager seeks to allocate the Fund's assets among the Fund's sub-advisors in a manner that it believes is consistent with achieving the Fund's investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Fund's assets among sub-advisors, due to factors that could impact the Manager's revenues and profits.

Municipal Securities Risk

The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality may make it difficult for it to pay interest and principal when due. In addition, changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers can affect the overall municipal securities market. Changes in market conditions may directly impact the liquidity and valuation of municipal securities, which may, in turn, adversely affect the yield and value of the Fund's municipal securities investments. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded, or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal securities market. Municipal securities backed by current or anticipated revenues from a specific project or specific asset (so-called "private activity bonds") may be adversely impacted by declines in revenue from the project or asset. Declines in general business activity could affect the economic viability of facilities that are the sole source of revenue to support private activity bonds.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds that are advised by the Manager. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund's investments in money market funds are subject to credit risk, interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund's investment will decline, adversely affecting the Fund's performance. To the extent the Fund invests in other investment companies that invest in equity securities, fixed income securities and/or foreign securities, or track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Prepayment Risk

When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage-related and other types of asset backed securities, more quickly than expected, causing the issuer of the security to repay the principal prior to the security's expected maturity date. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security's price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only the prices but can also change the income flows and repayment assumptions about those investments.

Redemption Risk

The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund's performance. This risk is heightened if the Fund invests in emerging market securities, which are generally less liquid than the

20	Prospectus – Additional Information About the Fund

securities of U.S. and other developed markets. The sale of assets to meet redemption requests may create net capital gains or losses, which could cause the Fund to have to distribute substantial capital gains.

Repurchase Agreement and Reverse Repurchase Agreement Risk

The use of repurchase agreements involves counterparty risk and credit risk. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities. There is also the risk that the seller of the agreement may become insolvent and subject to liquidation, which may affect the Fund's right to control the collateral. The Fund may use reverse repurchase agreements to earn additional income on portfolio securities, such as Treasury bills or notes, and/or to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.  While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund's portfolio, although the Fund's intent to cover these positions minimizes this effect.

Restricted Securities Risk

Section 4(a)(2) and other restricted securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a Section 4(a)(2) security when the sub-advisors consider it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. Although there is a substantial institutional market for Section 4(a)(2) securities, it is not possible to predict exactly how the market for such securities will develop. A Section 4(a)(2) security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering Section 4(a)(2) securities for resale and the risk of substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the security.

Securities Selection Risk

Securities selected by a sub-advisor or the Manager for the Fund may not perform to expectations. The portfolio managers' judgments about the attractiveness, value and potential performance of a particular asset class or individual security may be incorrect and there is no guarantee that individual securities will perform as anticipated. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk

In connection with certain transactions that may give rise to future payment obligations, including short sales and investments in derivatives, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position. Segregated or earmarked securities cannot be sold while the position or transaction they are covering is outstanding, unless they are replaced with other securities of equal value. There is the possibility that the segregation or earmarking of a large percentage of the Fund's assets may, in some circumstances, limit the Fund's ability to take advantage of investment opportunities or meet redemption requests.

Short Position Risk

The Fund's short positions are subject to special risks. A short position involves the sale by the Fund of a security that it does not own. The Fund then intends to purchase the same security at a later date at a lower price. The Fund may enter into a short position through a forward commitment, a futures contract or swap agreement. If the price of the security or derivative has increased during the time the Fund holds the short position, then the Fund will incur a loss equal to the increase in price from the time that the short position was entered into plus any premiums and interest paid to the third party. Therefore, short positions involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. The Fund's losses are potentially unlimited in a short position because the price appreciation of the security that the Fund is required to purchase is unlimited. There can be no assurance that the securities necessary to cover the short position will be available for purchase by the Fund. In addition, purchasing securities to close out the short position can itself cause the price of the relevant securities to rise further, thereby increasing any loss incurred by the Fund. Furthermore, the Fund may be forced to close out a short position prematurely if a counterparty from which the Fund borrowed securities demands their return, resulting in a loss on what might otherwise have been a profitable position.  In addition, because the Fund may invest the proceeds of a short sale, the Fund may be subject to the effect of leverage, in that it amplifies changes in the Fund's NAV since it increases the exposure of the Fund to the market. Also, there is the risk that the counterparty may fail to honor its contract terms, causing a loss to the Fund.

Small- and Mid-Capitalization Companies Risk

Investments in small- and mid- capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger capitalization and more established companies. Small- and mid-capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small- and mid-capitalization companies may have less market liquidity than larger capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings. Generally, the smaller the company size, the greater these risks.

Sovereign and Quasi-Sovereign Debt Risk

An investment in sovereign and quasi-sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign and quasi-sovereign debt securities are issued or guaranteed by a sovereign government or entity affiliated with or backed by a sovereign government. The issuer of the sovereign or quasi-sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. In addition, these investments are subject to risk of payment delays or defaults due to (1) country cash flow problems, (2) insufficient foreign currency reserves, (3) political considerations, (4) large debt positions relative to the country's economy, (5) policies toward foreign lenders or investors, (6) the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies, or (7) an inability or unwillingness to repay debts. It may be particularly difficult to enforce the rights of debt holders in frontier and emerging markets. A governmental entity that defaults on an obligation may request additional time in which to pay or receive further loans or may seek to restructure its obligations to reduce interest rates or outstanding principal. There is no legal process for collecting sovereign and quasi-sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign and quasi-sovereign debt risk is increased for emerging and frontier markets issuers, which are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external

Prospectus – Additional Information About the Fund	21

debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

Supranational Risk

Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above in the section ‘‘Currency Risk.''

Unrated Securities Risk

Because the Fund may purchase securities that are not rated by any rating organization, a sub-advisor, after assessing their credit quality, may internally assign ratings to certain of those securities in categories of those similar to those of rating organizations.  Investing in unrated securities involves the risk that a sub-advisor may not accurately evaluate the security's comparative credit rating.  To the extent that the Fund invests in unrated securities, the Fund's success in achieving its investment objective may depend more heavily on the sub-advisors' credit analysis than if the Fund invested exclusively in rated securities.  Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Fund. Investments in securities issued by government-sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government.  These obligations vary in the level of support they receive from the U.S. Government.  They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association ("Ginnie Mae"); (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of Fannie Mae and Freddie Mac or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau.  The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, to the extent the Fund holds securities of such issuer, it might not be able to recover its investment from the U.S. Government.

Valuation Risk

This is the risk that the Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, the Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV. The Fund's ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third-party service providers, such as pricing services or accounting agents.

Variable and Floating Rate Securities Risk

The coupons on certain fixed income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money-market index, LIBOR or a Treasury bill rate. Such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on variable and floating rate securities typically decrease. Alternatively, during periods of rising interest rates, changes in the coupons of variable and floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Variable and floating rate securities will not generally increase in value if interest rates decline. Variable and floating rate securities are less effective at locking in a particular yield and are subject to credit risk.

Additional Information About Performance Benchmarks

The Fund's performance is compared to the BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index. The Fund's performance is also compared to the Bloomberg Barclays U.S. Aggregate Index. Set forth below is additional information regarding the indices to which the Fund's performance is compared.

■

The BofA Merrill Lynch 3-Month LIBOR (London Interbank Offered Rate) Constant Maturity Index is based on the assumed purchase of a synthetic instrument having 3 months to maturity and with a coupon equal to the closing quote for 3-Month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing 3-Month LIBOR rate) and is rolled into a new 3-Month instrument. The index, therefore, will always have a constant maturity equal to exactly 3 months.

■

The Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Notice Regarding Index Data

Source: BofA Merrill Lynch, used with permission. BOFA MERRILL LYNCH IS LICENSING THE BOFA MERRILL LYNCH INDICES AND RELATED DATA "AS IS," MAKES NO WARRANTIES REGARDING SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THEIR USE, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND American Beacon Flexible Bond Fund.

22	Prospectus – Additional Information About the Fund

Fund Management

The Manager

AMERICAN BEACON ADVISORS, INC. (the "Manager") serves as the Manager and administrator of the Fund(s). The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is an indirect wholly-owned subsidiary of Resolute Investment Holdings, LLC, which is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P.

The Manager was organized in 1986 to provide investment management, advisory, and administrative services. The Manager is registered as an investment adviser under the Investment Advisers Act of 1940.  The Manager is also registered with the Commodity Futures Trading Commission ("CFTC") as a commodity pool operator (‘‘CPO'') under the Commodity Exchange Act and serves as the CPO with respect to the Fund. The Manager is exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Fund.

For the fiscal year ended August 31, 2017, the Fund paid aggregate management fees to the Manager and investment advisory fees to the sub-advisor(s) of 0.66% of the Fund's average daily net assets, net of waivers.

The Manager also may receive 10% of the net monthly income generated from the Fund's securities lending activities as compensation for oversight of the Fund's securities lending program, including the securities lending agent, State Street Bank and Trust Company. The SEC has granted exemptive relief that permits the Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

As of the date of this Prospectus, the Fund does not intend to engage in securities lending activities.

A discussion of the Board's consideration and approval of the Management Agreement between the Fund and the Manager and the Investment Advisory Agreements among the Trust, on behalf of the Fund, each sub-advisor and the Manager is available in the Fund's annual report for the period ended August 31, 2017.

The Manager has contractually agreed from time to time to waive fees and/or reimburse expenses for the Fund in order to maintain competitive expense ratios for the Fund. The Board has approved a policy whereby the Manager may seek repayment for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment.

The team members discussed below are responsible for the oversight of the sub-advisors, including reviewing the sub-advisors' performance, allocating the Fund's assets among the sub advisors and the Manager, as applicable, and investing the portion of Fund assets that the sub-advisors determine should be allocated to short-term investments.

Gene L. Needles, Jr. has served as President and Chief Executive Officer of the Manager since April 2009 and has served on the portfolio management team since June 2011. Prior to joining the Manager, Mr. Needles was President of Touchstone Investments from 2008 to 2009 and President and CEO of AIM Distributors from 2004 to 2007.  Paul B Cavazos is Chief Investment Officer and joined the Manager and has served on the portfolio management team since 2016. Prior to joining the Manager, Mr. Cavazos was Chief Investment Officer and Assistant Treasurer of DTE Energy from 2007 to 2016.  Patrick A. Sporl has served as the Senior Portfolio Manager of the Manager since 2001 and to the Fund since 2015. Mr. Sporl is a CFA Charterholder.

Messrs. Cavazos and Needles are responsible for recommending sub-advisors to the Fund's Board of Trustees.  Mr. Sporl oversees the sub-advisors, reviews the sub-advisors' performance and allocates the Fund's assets among the sub-advisors, as applicable.

The Fund's SAI provides additional information about the members of the portfolio management team, including other accounts they manage, their ownership in the funds they manage and their compensation.

The Sub-Advisors

Set forth below is a brief description of each sub-advisor and the portfolio managers with joint and primary responsibility for the day-to-day management of the Fund. The Fund's SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Fund they manage and their compensation.

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC (‘‘Brandywine Global''), 2929 Arch Street, 8th Floor, Philadelphia, PA 19104, is a professional investment advisory firm founded in 1986. Brandywine Global is a wholly owned subsidiary of Legg Mason, Inc. As of September 30, 2017, Brandywine Global had assets under management totaling approximately $74.8 billion, including approximately $623.9 million of assets of American Airlines Group, Inc. and its subsidiaries and affiliated entities.

David Hoffman is co-lead portfolio manager for Brandywine Global's Global Fixed Income and related strategies. He joined Brandywine Global in 1995. Previously, Mr. Hoffman was president of Hoffman Capital, a global financial futures investment firm (1991−1995); head of fixed income investments at Columbus Circle Investors (1983 − 1990); senior vice president and portfolio manager at INA Capital Management (1979−1982), and fixed income portfolio manager at Provident National Bank (1975−1979). Mr. Hoffman is a CFA® charterholder. He is a member of Brandywine Global's Executive Board, currently serving as the Board's chair.

Steve Smith is co-lead portfolio manager for Brandywine Global's Global Fixed Income and related strategies. He joined the Firm in 1991 to diversify the Firm's investment strategies and start the global fixed income product. Previously, Mr. Smith was with Mitchell Hutchins Asset Management, Inc. as managing director of taxable fixed income (1988−1991); Provident Capital Management, Inc. as senior vice president overseeing taxable fixed income (1984−1988); Munsch & Smith Management as a founding partner (1980−1984), and First Pennsylvania Bank as vice president and portfolio manager in the fixed income division (1976−1980). He is a member of Brandywine Global's Executive Board.

Jack McIntyre as portfolio manager and senior research analyst for the Brandywine Global's Global Fixed Income and related strategies provides valuable analytical and strategic insight. He joined the Firm in 1998. Previously, he held positions as market strategist with McCarthy, Crisanti & Maffei, Inc. (1995−1998); senior fixed income analyst with Technical Data, a division of Thomson Financial Services (1992−1995); quantitative associate with Brown Brothers Harriman & Co. (1990), and investment analyst with the Public Employee Retirement Administration of Massachusetts (1987−1989). Mr. McIntyre is a CFA® charterholder.

Anujeet Sareen, is a portfolio manager for Brandywine Global's Global Fixed Income and related strategies. Prior to joining the Firm in 2016, Anujeet was a managing director of global fixed income and a global macro strategist, as well as chair of the Currency Strategy Group at Wellington Management in

Prospectus – Fund Management	23

Boston. Over his 22-year career at Wellington (1994-2016), he held a variety of roles while cultivating extensive fixed income and currency management experience. Anujeet is a CFA® charterholder and earned a B.A. in Computer Science from Brown University.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (‘‘PIMCO''), 650 Newport Center Drive, Newport Beach, CA 92660 is a global investment firm founded in 1971. PIMCO is a majority-owned subsidiary of Allianz Asset Management with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. As of September 30, 2017, PIMCO had assets under management totaling approximately $1.69 trillion.

Marc P. Seidner is CIO Non-traditional Strategies, a managing director and head of portfolio management in the New York office. He is also a generalist portfolio manager and a member of the Investment Committee. He rejoined PIMCO in November 2014 after serving as head of fixed income at GMO LLC, and previously he was a PIMCO managing director, generalist portfolio manager and member of the Investment Committee until January 2014. Prior to joining PIMCO in 2009, he was a managing director and domestic fixed income portfolio manager at Harvard Management Company. Previously, he was director of active core strategies at Standish Mellon Asset Management and a senior portfolio manager at Fidelity Management and Research. He has 30 years of investment experience and holds an undergraduate degree from Boston College.

PAYDEN & RYGEL ("P&R"), 333 South Grand Avenue, Los Angeles, CA 90071, is an investment management company with assets under management of $116 billion as of September 30, 2017. P&R was established in 1983 and is 100% owned by 21 active senior employees.

Brian W. Matthews CFA, is a Managing Principal who joined in 1986 and has 35 years experience in the investment management business. He serves as a senior portfolio manager and is a member of the firm's Investment Policy Committee.

Scott J. Weiner PhD is a Managing Principal and a member of the firm's Investment Policy Committee. Mr. Weiner joined P&R in 1993 and has 33 years experience in the investment management business.

Brad Boyd CFA joined P&R in 2002 and has 17 years experience in the investment management business. Mr. Boyd is a Senior Vice President and a senior strategist on the global unconstrained fixed income team with a focus on absolute return solutions.

Valuation of Shares

The price of the Fund's shares is based on its net asset value ("NAV") per share. The Fund's NAV is computed by adding total assets, subtracting all of the Fund's liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund's shares is determined based on a pro rata allocation of the Fund's investment income, expenses and total capital gains and losses. The Fund's NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (‘‘NYSE‘'), which is typically 4:00 p.m. Eastern Time. However, if trading on the NYSE closes at a time other than 4:00 p.m. Eastern Time, the Fund's NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund's portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. The price of debt securities generally is determined using pricing services or quotes obtained from broker/dealers who may consider a number of inputs and factors, such as comparable characteristics, yield curve, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flow. Investments in other mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of closed-end funds and ETFs, are valued at the last sale price or official closing price.

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. Eastern Time.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board of Trustees, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security's trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security's true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund's NAV, fair value pricing may be used on the affected security or securities.  Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests. In addition, the Fund may invest in illiquid securities requiring these procedures.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund's fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund's fair valuation procedures. You may view the Fund's most recent NAV per share at www.americanbeaconfunds.com by clicking on ‘‘Quick Links'' and then ‘‘Daily NAVs.''

24	Prospectus – Fund Management

About Your Investment

Choosing Your Share Class

The Fund offers various classes of shares. Each share class of the Fund represents an investment in the same portfolio of securities for that Fund, but each class has its own sales charge and expense structure and combination of purchase restrictions, sales charges and ongoing fees, allowing you to choose the class that best fits your situation.

Factors you should consider when choosing a class of shares include:

■

How long you expect to own the shares;

■

How much you intend to invest;

■

Total expenses associated with owning shares of each class;

■

Whether you qualify for any reduction or waiver of sales charges;

■

Whether you plan to take any distributions in the near future; and

■

Availability of share classes.

Each investor's financial considerations are different. You should speak with your financial adviser to help you decide which share class is best for you.

A Class Charges and Waivers

The table below shows the amount of sales charges you will pay on purchases of A Class shares of the Fund both as a percentage of offering price and as a percentage of the amount you invest. The sales charge differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. If you invest more, the sales charge will be lower.

Any applicable sales charge will be deducted directly from your investment. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the table below. Shares acquired through reinvestment of dividends or other distributions are not subject to a front-end sales charge. You may qualify for a reduced sales charge or the sales charge may be waived as described below in ‘‘A Class Sales Charge Reductions and Waivers.''

Amount of Sale/ Account Value	As a % of Offering Price	As a % of Investment	Dealer Commission as a % of Offering Price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.25%	4.44%	3.50%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.75%	2.83%	2.05%
$500,000 but less than $1 million	2.00%	2.04%	1.50%
$1 million and above	0.00%	0.00%†	‡

† No initial sales charge applies on purchases of $1,000,000 or more. A CDSC of 0.50% of the offering price will be charged on purchases of $1,000,000 or more that are redeemed in whole or in part within eighteen (18) months of purchase.

‡ See ‘‘Dealer Concessions on A Class Purchases Without a Front-End Sales Charge''.

Foreside Fund Services, LLC (the ‘‘Distributor'') retains any portion of the commissions that are not paid to financial intermediaries to solely pay distribution-related expenses. Effective March 1, 2018, Resolute Investment Distributors, Inc. will replace Foreside Fund Services, LLC as the Fund(s)' distributor.

A Class Sales Charge Reductions and Waivers

A shareholder may qualify for a waiver or reduction in sales charges under certain circumstances. To receive a waiver or reduction in your A Class sales charge, you must advise the Fund's transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of purchase. If you, or your financial intermediary, do not let the Fund's transfer agent know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled.

Waiver of Sales Charges

There is no sales charge if you invest $1 million or more in A Class shares.

Sales charges also may be waived for certain shareholders or transactions, such as:

■

The Manager or its affiliates;

■

Present and former directors, trustees, officers, employees of the Manager, the Manager's parent company, and American Beacon Funds (and their ‘‘immediate family'' as defined in the SAI), and retirement plans established by them for their employees;

■

Registered representatives or employees of intermediaries that have selling agreement with the Fund;

■

Shares acquired through merger or acquisition;

■

Insurance company separate accounts;

■

Employer-sponsored retirement plans;

■

Dividend reinvestment programs;

■

Purchases through certain fee-based programs under which investors pay advisory fees that may be offered through selected registered investment advisers, broker-dealers, and other financial intermediaries;

■

Shareholders that purchase the Fund through a financial intermediary that offers our A Class shares uniformly on a ‘‘no load'' (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary's prescribed fee schedule for purchases of fund shares; and

■

Reinvestment of proceeds within 90 days of a redemption from A Class account (see Redemption Policies for more information).

The availability of A Class sales charge waivers may depend upon the policies, procedures, and trading platform of your financial intermediary.

Prospectus – About Your Investment	25

Reduced Sales Charges

Under a ‘‘Rights of Accumulation Program,'' a ‘‘Letter of Intent'' or through ‘‘Concurrent Purchases'' you may be eligible to buy A Class shares of the Fund at the reduced sales charge rates that would apply to a larger purchase. The Fund reserves the right to modify or to cease offering these programs at any time.

This information is available, free of charge, on the Fund's website, www.americanbeaconfunds.com or call (800) 658-5811 or consult with your financial advisor.

Dealer Concessions on A Class Purchases Without a Front-End Sales Charge

Brokers who initiate and are responsible for purchases of $1,000,000 or more of A Class shares of the Fund may receive a dealer concession from the Fund's Distributor of 0.50% of the offering price. If a client or broker is unable to provide account verification on purchases of $1,000,000 or more, the dealer concession will be forfeited by the broker and front-end sales loads will apply. Dealer concessions will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge or dealer concession. Dealer concessions will be paid only on eligible purchases where the applicability of the CDSC can be monitored. Purchases eligible for sales charge waivers as described under ‘‘A Class Sales Charge Reductions and Waivers'' are not eligible for dealer concessions on purchases of $1,000,000 or more.

Rights of Accumulation Program

Under the Rights of Accumulation Program, you may qualify for a reduced sales charge for A Class shares by aggregating all of your investments held in certain accounts (‘'Qualified Accounts''). The following Qualified Accounts holding any share class of the American Beacon Funds may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

■

Accounts owned by you, your spouse or your minor children under the age of 21, including trust or other fiduciary accounts in which you, your spouse or your minor children are the beneficiary;

■

Uniform transfers or gifts to minors accounts (‘‘UTMA/UGMA'');

■

Individual retirement accounts ("IRAs"), including traditional, Roth, SEP and SIMPLE IRAs; and

■

Coverdell Education Savings Accounts or qualified 529 plans.

A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts.

You must notify your financial intermediary or the Fund's transfer agent, in the case of shares held directly with the Fund, at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program. In addition, you must provide either a list of account numbers or copies of account statements verifying your qualification. You may combine the historical cost or current value, as of the day prior to your additional American Beacon Funds' purchase (whichever is higher) of your existing American Beacon Funds' mutual fund with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and other distributions. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your financial intermediary may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV of your existing American Beacon Funds mutual fund investment with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify the Fund's transfer agent at the time of purchase that a purchase qualifies for a reduced sales charge and provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, the financial intermediary or the Fund's transfer agent will calculate the combined value of all of your Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent

If you plan to invest at least $50,000 (excluding any reinvestment of dividends and other distributions) during the next 13 months in any class of the Fund, you may qualify for a reduced sales charge for purchases of A Class shares by completing the Letter of Intent section of your account application.

A Letter of Intent indicates your intent to purchase at least $50,000 in any class of the American Beacon Funds over the next 13 months in exchange for a reduced A Class sales charge indicated on the above tables. The minimum initial investment under a Letter of Intent is $2,500. You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your account. If you have purchased shares of any American Beacon mutual fund within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Concurrent Purchases

You may combine simultaneous purchases in shares of any of the American Beacon Funds to qualify for a reduced charge.

Contingent Deferred Sales Charge (‘‘CDSC'') — A Class Shares

Unless a waiver applies, investors who purchase $1,000,000 or more of A Class shares of the Fund (and, thus, pay no initial sales charge) will be subject to a 0.50% CDSC if those shares are redeemed within 18 months after they are purchased. The CDSC does not apply if you are otherwise eligible to purchase A Class shares without an initial sales charge or are eligible for one of the waivers described herein or in the SAI.

CDSC— C Class Shares

If you redeem C Class shares within 12 months of purchase, you may be charged a CDSC of 1%. The CDSC generally will be deducted from your redemption proceeds. In some circumstances, you may be eligible for one of the waivers described herein or in the SAI. You must advise the transfer agent of your eligibility for a waiver when you place your redemption request.

26	Prospectus – About Your Investment

How CDSCs will be Calculated

The amount of the CDSC will be based on the NAV of the redeemed shares at the time of the redemption or the original NAV, whichever is lower. Because of the rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the date of your purchase. The CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. A CDSC is not imposed on any increase in NAV over the initial purchase price or shares you received through the reinvestment of dividends or other distributions.

To keep your CDSC as low as possible, each time you place a request to sell shares, the Fund will redeem your shares in the following order:

■

shares acquired by the reinvestment of dividends or other distributions;

■

other shares that are not subject to the CDSC;

■

shares held the longest during the holding period.

Waiver of CDSCs — A and C Class Shares

A shareholder may qualify for a CDSC waiver under certain circumstances. To have your CDSC waived, you must advise the Fund's transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of redemption. If you or your financial intermediary do not let the Fund's transfer agent know that you are eligible for a waiver, you may not receive a waiver to which might otherwise be otherwise entitled.

The CDSC may be waived if:

■

The redemption is due to a shareholder's death or post-purchase disability;

■

The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value;

■

The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to the termination of the plan or the transfer of the plan to another financial institution;

■

The redemption is for a mandatory withdrawal from a traditional IRA account after age 70 1/2;

■

The redemption is due to involuntary redemptions by the Fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of the Fund, or other actions;

■

The redemption is from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver;

■

The redemption is to return excess contributions made to a retirement plan; or

■

The redemption is to return contributions made due to a mistake of fact.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

Information regarding CDSC waivers for A and C Class shares is available, free of charge, on the Fund's website. Please visit www.americanbeaconfunds.com. You may also call (800) 658-5811 or consult with your financial advisor.

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges).  Such intermediary-specific sales charge variations are described in Appendix A to this Prospectus, entitled "Intermediary Sales Charge Discounts and Waivers."  Appendix A is incorporated herein by reference (is legally a part of this Prospectus).

In all instances, it is the purchaser's responsibility to notify the Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

Purchase and Redemption of Shares

Eligibility

The A Class, C Class, Y Class, Institutional Class, and Investor Class shares offered in this Prospectus are available to eligible investors who meet the minimum initial investment. American Beacon Funds do not accept accounts registered to foreign individuals or entities, including foreign correspondent accounts. The Fund does not conduct operations and is not offered for purchase outside of the United States.

Subject to your eligibility, you may invest in the Fund directly or through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, third party administrators, and retirement plans.

If you invest directly with the Fund, the fees and policies with respect to the Fund's shares that are outlined in this Prospectus are set by the Fund. The Manager and the Fund are not responsible for determining the suitability of the Fund or share class for any investor.

Because in most cases it is more advantageous for investors using an intermediary to purchase A Class shares than C Class shares for amounts of $1,000,000 or more, the Fund will decline a request to purchase C Class shares for $1,000,000 or more.

If you invest through a financial intermediary, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy, sell and exchange shares of the Fund. If you establish an account through a financial intermediary, the investment minimums described in this section may not apply. Investors investing in the Fund through a financial intermediary should consult with their financial intermediary to ensure they obtain any proper ‘‘breakpoint'' discount and regarding the differences between available share classes. Your broker-dealer or financial intermediary also may charge fees that are in addition to those described in this Prospectus. Please contact your intermediary for information regarding investment minimums, how to purchase and redeem shares and applicable fees.

Prospectus – About Your Investment	27

Minimum Initial Investment by Share Class

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$ 250
A, Investor	$2,500	$50	$ 250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Investor Class shares are also available to traditional IRA and Roth IRA shareholders investing directly in the Fund. The minimum investment is $2,500. A traditional IRA or Roth IRA invested directly will be charged an annual maintenance fee of $15.00 by the Custodian.

The Manager may allow a reasonable period of time after opening an account for a Y Class or Institutional Class investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial advisors who make investments for a group of clients, the minimum initial investment can be met through aggregated purchase orders for more than one client.

Opening an Account

You may open an account through your broker-dealer or other financial intermediary. Please contact your financial intermediary for more information on how to open an account. Shares you purchase through your broker-dealer will normally be held in your account with that firm.

To open an account directly with the Fund, a completed, signed application is required. You may obtain an account application from the Fund's website www.americanbeaconfunds.com or by calling 1-800-658-5811. Institutional shareholders should call 1-800-967-9009.

Complete the application, sign it and send it:

Regular Mail to: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643 (or institutional shareholders may fax to) (816) 374-7408	For Overnight Delivery: American Beacon Funds c/o Boston Financial Data Services, Inc. ("BFDS")* 330 West 9th Street Kansas City, MO 64105 (800) 658-5811

* Effective January 1, 2018, the name of BFDS will change to DST Asset Manager Solutions, Inc.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked for information that will allow the Fund or your financial institution to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, and taxpayer identification numbers on the account or other documentation. The Fund is required by law to reject your new account application if the required identifying information is not provided.

The Fund reserves the right to liquidate a shareholder's account at the current day's NAV and remit proceeds via check if the Fund or a financial institution is unable to verify the shareholder's identity within three days of account opening.

Purchase Policies

Shares of the Fund are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the NYSE (whichever comes first) on each day on which the NYSE is open for business. If a purchase order is received by the Fund in good order prior to the Fund's deadline, the purchase price will be the NAV per share next determined on that day, plus any applicable sales charges. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that the Fund is open for business plus any applicable sales charge.  Shares of the Fund will only be issued against full payment, as described more fully in this Prospectus and SAI.

The Fund has authorized certain third party financial intermediaries, such as broker-dealers, insurance companies, third-party administrators and trust companies, to receive purchase and redemption orders on behalf of the Fund and to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund's next determined NAV after receipt by the financial intermediary or its designee. It is the responsibility of your broker-dealer or financial intermediary to transmit orders that will be received by the Fund in proper form and in a timely manner.

Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold. Prospective investors should inquire as to whether shares of the Fund are available for offer and sale in their jurisdiction. The Fund reserves the right to refuse purchases if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders. The Fund has the right to reject any purchase order or cease offering any or all classes of shares at any time. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Fund will not accept ‘‘starter'' checks, credit card checks, money orders, cashier's checks, or third-party checks.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Fund or the Manager has incurred.  Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or canceled and the monies may be withheld.

Please refer to the section titled ‘‘Frequent Trading and Market Timing'' for information on the Fund's policies regarding frequent purchases, redemptions, and exchanges.

Redemption Policies

If you purchased shares of the Fund through your financial intermediary, please contact your broker-dealer or other financial intermediary to sell shares of the Fund.

The redemption price will be the NAV next determined after a redemption request is received in good order, minus any applicable CDSC and/or redemption fees. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first).

28	Prospectus – About Your Investment

Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first) generally are transmitted to shareholders on the next day the Fund is open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.

You may, within 90 days of redemption, reinvest all or part of the proceeds of your redemption of A or C Class shares of the Fund, without incurring any applicable additional sales charge, in the same class of another American Beacon Fund, by sending a written request and a check to your financial intermediary or directly to the Fund. Reinvestment must be into the same account from which you redeemed the shares or received the distribution. Proceeds from a redemption and all dividend payments and other distributions will be reinvested in the same share class from which the original redemption or distribution was made. Reinvestment will be at the NAV next calculated after the Fund receives your request. You must notify the Fund and your financial intermediary at the time of investment if you decide to exercise this privilege.

The Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Fund's shareholders.

Although the Fund intends to redeem shares by paying out available cash, cash generated by selling portfolio holdings (including cash equivalent portfolio holdings), or funds borrowed through the Fund's interfund credit facility, in stressed market conditions and other appropriate circumstances, the Fund reserves the right to pay the redemption price in whole or in part by borrowing funds from external parties or distributing securities or other assets held by the Fund. To the extent that the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

Please refer to the section titled ‘‘Frequent Trading and Market Timing'' for information on the Fund's policies regarding frequent purchases, redemptions, and exchanges.

Exchange Policies

If you purchased shares of the Fund through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for its policies to effect an exchange.

Shares of any class of the Fund may be exchanged for shares of the same class of another American Beacon Fund under certain limited circumstances. Since an exchange involves a concurrent redemption and purchase, please review the sections titled ‘‘Redemption Policies'' and ‘‘Purchase Policies'' for additional limitations that apply to redemptions and purchases. There is no front-end sales charge on exchanges between A Class shares of the Fund for A Class shares of another fund. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange to shares of another fund that has a CDSC however, shares exchanged between funds that impose a CDSC will be charged a CDSC if redeemed within 12 months or 18 months, as applicable, of the purchase of the initial shares.

Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of remaining shares.

If shares of the Fund were purchased by check, a shareholder must have owned those shares for at least ten days prior to exchanging out of the Fund and into another fund.

The eligibility and minimum investment requirement must be met for the class into which the shareholder is exchanging. Fund shares may be acquired through exchange only in U.S. states and Territories in which they can be legally sold. The Fund reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. The Fund reserves the right to refuse exchange requests if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders.  Please refer to the section titled "Frequent Trading and Market Timing" for information on the Fund's policies regarding frequent purchases, redemptions, and exchanges.

Shares of any class of the Fund may be converted to shares of another class of the Fund under certain limited circumstances. For federal income tax purposes, the conversion of shares of one share class of the Fund to shares of a different share class of the Fund generally will not result in the realization of a capital gain or loss. However an exchange of shares of the Fund for shares of a different American Beacon Fund generally is considered a redemption and a concurrent purchase, respectively, as noted above, and thus may result in the realization of capital gain or loss for those purposes.

How to Purchase, Redeem or Exchange Shares

If your account is through a broker-dealer or other financial intermediary, please contact them directly to purchase, redeem or exchange shares of the Fund. Your broker-dealer or financial intermediary can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your broker-dealer or financial intermediary will transmit your request to the Fund and may charge you a fee for this service. The Fund will not accept a purchase order of $1,000,000 or more for C Class shares if the purchase is known to be on behalf of a single investor (not including dealer "street name" or omnibus accounts). Dealers, other financial intermediaries or fiduciaries purchasing shares for their customers are responsible for determining the suitability of a particular share class for an investor. You should include the following information with any order:

• Your name/account registration

• Your account number

• Type of transaction requested

• Fund name and fund numbers

• Dollar amount or number of shares

Transactions for direct shareholders are conducted through:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class Only)

Prospectus – About Your Investment	29

Mail	American Beacon Funds PO Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o Boston Financial Data Services, Inc. ("BFDS")* 330 West 9th Street Kansas City, MO 64105

* Effective January 1, 2018, the name of BFDS will change to DST Asset Manager Solutions, Inc.

Purchases by Wire:

Send a bank wire to State Street Bank and Trust Co. with these instructions:

■

ABA# 0110-0002-8; AC-9905-342-3,

■

Attn: American Beacon Funds

■

the fund name and fund number, and

■

shareholder account number and registration.

Redemption Proceeds will be mailed to account of record or transmitted to commercial bank designated on the account application form.

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Supporting documents may be required for redemptions by estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Redemption requests must also include authorized signature(s) of all persons required to sign for the account. Call 1-800-658-5811 for instructions.

To protect the Fund and your account from fraud, a STAMP 2000 Medallion signature guarantee is required for redemption orders:

■

with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application,

■

for an account whose address has changed within the last 30 days if proceeds are sent by check, or

■

The Fund only accepts STAMP 2000 Medallion signature guarantees, which may be obtained at participating banks, broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.

Payments to Financial Intermediaries

For certain share classes the Fund and/or the Manager (and/or the Manager's affiliates), at their own expense, may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund. To the extent that the Fund pays any such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Manager, the Fund or its transfer agent. To the extent the Manager or its affiliates pay such compensation, it would likely include amounts from that party's own resources and constitute what is sometimes referred to as ‘‘revenue sharing.''

Compensation received by a financial intermediary from the Fund, the Manager or an affiliate of the Manager may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Fund or the Manager and/or its affiliates, and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds. You can contact your financial intermediary for details about any such payments it receives from the Manager, its affiliates and/or the Fund, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this Prospectus.

General Policies

If a shareholder's account balance falls below the following minimum levels, the shareholder may be asked to increase the balance.

Share Class	Account Balance
A, Investor	$ 2,500
C	$ 1,000
Y	$25,000
Institutional	$75,000

If the account balance remains below the applicable minimum account balance after 45 days, the Fund reserves the right to close the account and send the proceeds to the shareholder.  The Fund reserves the authority to modify minimum account balances in its discretion.

30	Prospectus – About Your Investment

A Signature Validation Program (‘‘SVP'') stamp or notary stamp may be required in order to change an account's registration or banking instructions. You may obtain a SVP stamp at participating banks, broker-dealers and credit unions, but not from a notary public. The SVP stamp is analogous to the STAMP 2000 Medallion guarantee in that it is provided at similar institutions. However, it is used only for non-financial transactions.

The following policies apply to instructions you may provide to the Fund by telephone:

■

The Fund, its officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

■

The Fund employs procedures reasonably designed to confirm that instructions communicated by telephone are genuine.

■

Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

The Fund reserves the right to:

■

liquidate a shareholder's account at the current day's NAV and remit proceeds via check if the Fund or a financial institution are unable to verify the shareholder's identity within three business days of account opening,

■

seek reimbursement from the shareholder for any related loss incurred by the Fund if payment for the purchase of Fund shares by check does not clear the shareholder's bank, and

■

reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by the Fund if funds are not received by the applicable wire deadline.

A shareholder will not be required to pay a CDSC when the registration for A Class or C Class shares is transferred to the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When A Class or C Class shares are transferred, any applicable CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.

Escheatment

Please be advised that certain state escheatment laws may require the Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property unless you contact the Fund. Many states have added ‘‘inactivity'' or the absence of customer initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder initiated activity on an account for at least three (3) to five (5) years.

Depending on the laws in your jurisdiction, customer initiated contact might be achieved by one of the following methods:

■

Send a letter to American Beacon Funds via the United States Post Office,

■

Speak to a Customer Service Representative on the phone after you go through a security verification process. For residents of certain states, contact cannot be made by phone but must be in writing or through the Fund's secure web application,

■

Access your account through the Fund's secure web application,

■

Cashing checks that are received and are made payable to the owner of the account.

The Fund, the Manager, and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer's and/or Controller's Offices.  If you do not hold your shares directly with the Fund, you should contact your broker-dealer, retirement plan, or other third-party intermediary regarding applicable state escheatment laws.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder's account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder's location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative. The completed designation form may be mailed to the below address.

Contact information:

American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643
1-800-658-5811
www.americanbeaconfunds.com

Frequent Trading and Market Timing

Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund's NAV, (ii) an increase in the Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in the Fund's NAV is known as market timing.

The Fund's Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing. Shareholders may transact one ‘‘round trip'' in the Fund in any rolling 90-day period. A ‘‘round trip'' is defined as two transactions, each in an opposite direction. A round trip may involve either (i) a purchase or exchange into the Fund followed by a redemption or exchange out of the Fund or (ii) a redemption or exchange out of the Fund followed by a purchase or exchange into the Fund. If the Manager detects that a shareholder has exceeded one round trip in the Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, may prohibit the shareholder from making further purchases of the Fund. In general, the Fund reserves the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder's activity violates any policy stated in this Prospectus. Additionally, the Manager may in its discretion, reject any purchase or exchange into the Fund from any individual investor, institutional investor, or group whose trading activity could disrupt the management of the Fund or dilute the value of the Fund's shares, including collective trading (e.g., following the advice of an investment newsletter). Such investors may be barred from future purchases of American Beacon Funds.

The round-trip limit does not apply to the following transaction types:

■

shares acquired through the reinvestment of dividends and other distributions;

Prospectus – About Your Investment	31

■

systematic purchases and redemptions;

■

shares redeemed to return excess IRA contributions; or

■

certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third-party administrators of retirement plans, and trust companies, will be asked to enforce the Fund's policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Fund that they are currently unable to enforce the Fund's policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Fund's policies. The Fund may defer to an intermediary's policies. For more information, please contact the financial intermediary through which you invest in the Fund.

The Manager monitors trading activity in the Fund to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary's provision of information necessary to identify transactions by the underlying investors. The Fund has entered into agreements with the intermediaries that service the Fund's investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Fund and to act on the Fund's instructions to restrict transactions by investors who the Manager has identified as having violated the Fund's policies and procedures to deter frequent trading and market timing.

Wrap programs offered by certain intermediaries may be designated ‘‘Qualified Wrap Programs'' by the Fund based on specific criteria established by the Fund and a certification by the intermediary that the criteria have been met. A Qualified Wrap Program is a wrap program whose sponsoring intermediary: (i) certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio, (iii) provides the Manager a description of the wrap program(s), and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary's wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client's purchase of the Fund followed within 90 days by the intermediary's redemption of the same Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to the Fund, the Manager will revoke the intermediary's Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with the Fund's frequent trading and market timing policies, including any applicable redemption fees.

The Fund reserves the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Fund's policies and procedures to deter frequent trading and market timing will have the intended effect or that the Manager will be able to detect frequent trading and market timing.

Distributions and Taxes

The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income ("dividends") on a monthly basis and distributions of realized net capital gains ("capital gain distributions") and net gains from foreign currency transactions (sometimes referred to below collectively as "other distributions") on an annual basis (dividends and other distributions are sometimes referred to below collectively as "distributions"). Different tax treatment applies to different types of distributions (as described in the table below).

The Fund does not have a fixed dividend rate nor does it guarantee that it will pay any distributions in any particular period. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the services and/or fees applicable to certain classes of shares.

Options for Receiving Dividends and Other Distributions

When you open your Fund account, you can specify on your application how you want to receive distributions. To change that option, you must notify the transfer agent. Unless you instruct otherwise in your account application, distributions payable to you by the Fund will be reinvested in additional shares of the distributing class of the Fund. There are four payment options available:

■

Reinvest All Distributions. You can elect to reinvest all distributions by the Fund in additional shares of the distributing class of the Fund.

■

Reinvest Only Some Distributions. You can elect to reinvest some types of distributions by the Fund in additional shares of the distributing class of the Fund while receiving the other types of distributions by the Fund by check or having them sent directly to your bank account by ACH ("in cash").

■

Receive All Distributions in Cash. You can elect to receive all distributions in cash.

■

Reinvest Your Distributions in another American Beacon Fund. You can reinvest all of your distributions by the Fund on a particular class of shares in shares of the same class of another American Beacon Fund that is available for exchanges. You must have an existing account in the same share class of the selected fund.

If you invest directly with the Fund, any election to receive distributions payable by check will only apply to distributions totaling $10.00 or more. Any distribution by the Fund totaling less than $10.00 will be reinvested in shares of the distributing class of the Fund and will not be paid to you by check. This policy does not apply to you if you have elected to receive distributions that are paid in cash.

If you elect to receive a distribution by check and the U.S. Postal Service cannot deliver your check, or if your check remains uncashed for at least six months, the Fund reserves the right to reinvest the amount of your check, and to reinvest all subsequent distributions in shares of the distributing class of the Fund at the NAV per share on the day of the reinvestment. Interest will not accrue on amounts represented by uncashed distribution or redemption checks.

Shareholders investing in the Fund through a financial intermediary should discuss their options for receiving distributions with the intermediary.

Taxes

Fund distributions are taxable to shareholders other than tax-qualified retirement accounts and other tax-exempt investors. However, the portion of the Fund's dividends derived from its investments in U.S. Government obligations, if any, is generally exempt from state and local income taxes. The following table outlines the typical status of transactions in taxable accounts:

32	Prospectus – About Your Investment

Type of Transaction	Federal Tax Status
Dividends from net investment income*	Ordinary income**
Distributions of the excess of net short-term capital gain over net long-term capital loss*	Ordinary income
Distributions of net gains from certain foreign currency transactions*	Ordinary income
Distributions of the excess of net long-term capital gain over net short-term capital loss ("net capital gain'')*	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses
Redemptions or exchanges of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules

*  Whether reinvested or taken by check or in cash.

** Except for dividends that are attributable to ‘‘qualified dividend income'' (as described below), if any.

To the extent distributions are attributable to net capital gain that the Fund recognizes they are subject to a 15% maximum federal income tax rate for individual and certain other non-corporate shareholders (each, an ‘‘individual'') (20% for individuals with taxable income exceeding certain thresholds, which are indexed for inflation annually), regardless of how long the shareholder held his or her Fund shares.

A portion of the dividends the Fund pays to individuals may be ‘‘qualified dividend income'' (‘‘QDI'') and thus eligible for the preferential rates that apply to net capital gain. QDI is the aggregate of dividends the Fund receives on shares of most domestic corporations and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions. To be eligible for those rates, a shareholder must meet similar restrictions with respect to his or her Fund shares.

A portion of the distributions the Fund pays may also be eligible for the dividends-received deduction allowed to corporations ("DRD"), subject to similar holding period and other restrictions, but the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations only. However, dividends that a corporate shareholder receives and deducts pursuant to the DRD may be subject indirectly to the federal alternative minimum tax.  The Fund does not expect a substantial part of its dividends to qualify as QDI or be eligible for the DRD.

A shareholder may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual recognizes on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the 15% and 20% tax rates mentioned above.

A shareholder who wants to use an acceptable basis determination method with respect to Fund shares that the shareholder acquired or acquires after 2011 ("Covered Shares") other than the average basis method (the Fund's default method) must elect to do so in writing, which may be electronic. The Fund, or its administrative agent, must report to the Internal Revenue Service and furnish to its shareholders the basis information for dispositions of Covered Shares. See "Tax Information" in the SAI for a description of the rules regarding that election and the Fund's reporting obligation.

An individual must pay a 3.8% tax on the lesser of (1) the individual's ‘‘net investment income,'' which generally includes distributions the Fund pays and net gains realized on a redemption or exchange of Fund shares, or (2) the excess of the individual's ‘‘modified adjusted gross income'' over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts.  Shareholders should consult their own tax advisers regarding the effect, if any, this tax may have on their investment in Fund shares.

Each year, the Fund's shareholders will receive tax information to assist them in preparing their income tax returns.

The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders, who should consult their tax advisers regarding specific questions as to the effect of federal, state and local income taxes on an investment in the Fund.

Prospectus – About Your Investment	33

Additional Information

The Fund's Board of Trustees oversees generally the operations of the Fund. The Trust enters into contractual arrangements with various parties, including among others, the Fund's manager, sub-advisor(s), custodian, transfer agent, and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the Statement of Additional Information is intended, or should be read, to be or create an agreement or contract between the Trust or the Fund and any investor, or to create any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. Nothing in this Prospectus, the Statement of Additional Information or the Fund's reports to shareholders is intended to provide investment advice and should not be construed as investment advice.

Distribution and Service Plans

The Fund has adopted separate Distribution Plans for its A Class and C Class shares in accordance with Rule 12b-1 under the Investment Company Act, which allows the A Class and C Class shares to pay distribution and other fees for the sale of Fund shares and for other services provided to shareholders. Each Plan also authorizes the use of any fees received by the Manager in accordance with the Management Agreement, and any fees received by the sub-advisors pursuant to their Investment Advisory Agreements with the Manager, to be used for the sale and distribution of Fund shares. The Plans provide that the A Class shares of the Fund will pay up to 0.25% per annum of the average daily net assets attributable to the A Class and the C Class shares of the Fund will pay up to 1.00% per annum of the average daily net assets attributable to the C Class, to the Manager (or another entity approved by the Board).

The Fund has also adopted a shareholder services plan for its A Class, C Class and Investor Class shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payment of up to 0.25% of the average daily net assets attributable to the A Class shares, up to 0.25% of the average daily net assets attributable to the C Class shares, and up to 0.375% of the average daily net assets attributable to the Investor Class shares.  In addition, the Fund may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y Class and Institutional Class shares of the Fund. Because these fees are paid out of the Fund's A Class, C Class, Y Class, Investor Class and Institutional Class assets on an ongoing basis, over time these fees will increase the cost of your investment.

Portfolio Holdings

A complete list of the Fund's holdings is made available on the Fund's website on a quarterly basis approximately sixty days after the end of each calendar quarter and remains available for six months thereafter. A list of the Fund's ten largest holdings is made available on the Fund's website on a quarterly basis. The ten largest holdings of the Fund are generally posted to the website approximately fifteen days after the end of each calendar quarter and remain available until the next quarter. To access the holdings information, go to www.americanbeaconfunds.com. The Fund's ten largest holdings may also be accessed by selecting the Fund's fact sheet.

A description of the Fund's policies and procedures regarding the disclosure of portfolio holdings is available in the Fund's SAI, which you may access on the Fund's website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.

Delivery of Documents

If you are interested in electronic delivery of the Fund's summary prospectus and shareholder reports, please go to www.americanbeaconfunds.com and click on ‘‘Resource Center'' and then ‘‘Register for E-Delivery.''

To reduce expenses, your financial institution may mail only one copy of the summary prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

34	Prospectus – Additional Information

Financial Highlights

The financial highlights tables are intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the Fund's table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). The information in the financial highlights has been derived from the Fund's financial statements audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which you may obtain upon request.

American Beacon Flexible Bond Fund
	Institutional Class
For a share outstanding throughout the period:	Year Ended August 31, 2017		Year EndedA August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013
Net asset value, beginning of period	$9.50		$9.77		$10.33	$10.21	$10.48
Income from investment operations:
Net investment income	0.24		0.22		0.29	0.21	0.34
Net gains (losses) on investments (both realized and unrealized)	0.30		(0.04)		(0.57)	0.16	(0.24)
Total income (loss) from investment operations	0.54		0.18		(0.28)	0.37	0.10
Less distributions:
Dividends from net investment income	(0.20)		(0.37)		(0.28)	(0.18)	(0.23)
Distributions from net realized gains	–		–		–	(0.07)	(0.14)
Tax return of capital	(0.01	)B	(0.08	)B	–	–	–
Total distributions	(0.21)		(0.45)		(0.28)	(0.25)	(0.37)
Net asset value, end of period	$9.83		$9.50		$9.77	$10.33	$10.21
Total returnC	5.77%		1.94%		(2.79)%	3.70%	0.83%
Ratios and supplemental data:
Net assets, end of period	$88,277,101		$93,936,262		$164,119,296	$177,201,454	$127,322,158
Ratios to average net assets:
Expenses, before reimbursements	1.11%		1.13%		1.27%	1.24%	1.22%
Expenses, net of reimbursements	0.90%		0.90%		0.90%	0.90%	0.90%
Net investment income, before expense reimbursements	2.49%		2.70%		2.37%	1.61%	0.84%
Net investment income, net of reimbursements	2.70%		2.93%		2.74%	1.94%	1.15%
Portfolio turnover rate	258%		162%		492%	387%	112%

A

On September 30, 2015, GAM International Management, Ltd. was terminated and ceased managing assets of the Flexible Bond Fund. On August 28, 2015, Payden & Rygel began managing assets of the Flexible Bond Fund.

B	Return of capital is calculated based on shares outstanding at the time of distribution.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	35

American Beacon Flexible Bond Fund
	Y Class
For a share outstanding throughout the period:	Year Ended August 31, 2017		Year EndedA August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013
Net asset value, beginning of period	$9.50		$9.77		$10.33	$10.22	$10.51
Income from investment operations:
Net investment income	0.22		0.21		0.29	0.18	0.22
Net gains (losses) on investments (both realized and unrealized)	0.31		(0.04)		(0.58)	0.17	(0.15)
Total income (loss) from investment operations	0.53		0.17		(0.29)	0.35	0.07
Less distributions:
Dividends from net investment income	(0.20)		(0.37)		(0.27)	(0.17)	(0.22)
Distributions from net realized gains	–		–		–	(0.07)	(0.14)
Tax return of capital	(0.01	)B	(0.07	)B	–	–	–
Total distributions	(0.21)		(0.44)		(0.27)	(0.24)	(0.36)
Redemption fees added to beneficial interestsC	–		–		–	–	–
Net asset value, end of period	$9.82		$9.50		$9.77	$10.33	$10.22
Total returnD	5.67%		1.83%		(2.87)%	3.51%	0.58%
Ratios and supplemental data:
Net assets, end of period	$29,763,479		$32,193,869		$44,284,677	$38,033,706	$39,897,599
Ratios to average net assets:
Expenses, before reimbursements	1.19%		1.19%		1.34%	1.29%	1.26%
Expenses, net of reimbursements	0.99%		0.99%		0.99%	0.99%	0.99%
Net investment income, before expense reimbursements	2.40%		2.67%		2.33%	1.51%	0.91%
Net investment income, net of reimbursements	2.60%		2.86%		2.68%	1.81%	1.19%
Portfolio turnover rate	258%		162%		492%	387%	112%

A

On September 30, 2015, GAM International Management, Ltd. was terminated and ceased managing assets of the Flexible Bond Fund. On August 28, 2015, Payden & Rygel began managing assets of the Flexible Bond Fund.

B	Return of capital is calculated based on shares outstanding at the time of distribution.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

36	Prospectus – Additional Information

American Beacon Flexible Bond Fund
	Investor Class
For a share outstanding throughout the period:	Year Ended August 31, 2017		Year EndedA August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013
Net asset value, beginning of period	$9.50		$9.76		$10.31	$10.21	$10.51
Income from investment operations:
Net investment income (loss)	0.98		(1.27)		(0.33)	0.02	0.18
Net gains (losses) on investments (both realized and unrealized)	(0.48)		1.41		0.01	0.30	(0.13)
Total income (loss) from investment operations	0.50		0.14		(0.32)	0.32	0.05
Less distributions:
Dividends from net investment income	(0.18)		(0.33)		(0.23)	(0.15)	(0.21)
Distributions from net realized gains	–		–		–	(0.07)	(0.14)
Tax return of capital	(0.01	)B	(0.07	)B	–	–	–
Total distributions	(0.19)		(0.40)		(0.23)	(0.22)	(0.35)
Redemption fees added to beneficial interestsC	–		–		–	–	–
Net asset value, end of period	$9.81		$9.50		$9.76	$10.31	$10.21
Total returnD	5.36%		1.57%		(3.11)%	3.13%	0.38%
Ratios and supplemental data:
Net assets, end of period	$4,242,206		$2,846,444		$7,560,586	$24,410,567	$56,015,406
Ratios to average net assets:
Expenses, before reimbursements	1.38%		1.42%		1.51%	1.43%	1.54%
Expenses, net of reimbursements	1.27%		1.27%		1.27%	1.27%	1.27%
Net investment income, before expense reimbursements	2.22%		2.39%		2.15%	1.34%	0.65%
Net investment income, net of reimbursements	2.33%		2.53%		2.38%	1.50%	0.92%
Portfolio turnover rate	258%		162%		492%	387%	112%

A

On September 30, 2015, GAM International Management, Ltd. was terminated and ceased managing assets of the Flexible Bond Fund. On August 28, 2015, Payden & Rygel began managing assets of the Flexible Bond Fund.

B	Return of capital is calculated based on shares outstanding at the time of distribution.
C	Amount represented less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	37

American Beacon Flexible Bond Fund
	A Class
For a share outstanding throughout the period:	Year Ended August 31, 2017		Year EndedA August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013
Net asset value, beginning of period	$9.45		$9.72		$10.27	$10.16	$10.49
Income from investment operations:
Net investment income	(0.17)		0.02		0.12	0.10	0.21
Net gains (losses) on investments (both realized and unrealized)	0.67		0.11		(0.44)	0.21	(0.18)
Total income (loss) from investment operations	0.50		0.13		(0.32)	0.31	0.03
Less distributions:
Dividends from net investment income	(0.18)		(0.33)		(0.23)	(0.13)	(0.22)
Distributions from net realized gains	–		–		–	(0.07)	(0.14)
Tax return of capital	(0.01	)B	(0.07	)B	–	–	–
Total distributions	(0.19)		(0.40)		(0.23)	(0.20)	(0.36)
Redemption fees added to beneficial interestsC	–		–		–	–	–
Net asset value, end of period	$9.76		$9.45		$9.72	$10.27	$10.16
Total returnD	5.33%		1.49%		(3.14)%	3.12%	0.16%
Ratios and supplemental data:
Net assets, end of period	$5,480,382		$8,757,769		$15,190,886	$27,146,489	$41,376,389
Ratios to average net assets:
Expenses, before reimbursements	1.50%		1.52%		1.66%	1.68%	1.67%
Expenses, net of reimbursements	1.29%		1.29%		1.29%	1.38%	1.39%
Net investment income, before expense reimbursements	2.08%		2.31%		1.95%	1.10%	0.50%
Net investment income, net of reimbursements	2.29%		2.53%		2.32%	1.40%	0.79%
Portfolio turnover rate	258%		162%		492%	387%	112%

A

On September 30, 2015, GAM International Management, Ltd. was terminated and ceased managing assets of the Flexible Bond Fund. On August 28, 2015, Payden & Rygel began managing assets of the Flexible Bond Fund.

B	Return of capital is calculated based on shares outstanding at the time of distribution.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

38	Prospectus – Additional Information

American Beacon Flexible Bond Fund
	C Class
For a share outstanding throughout the period:	Year Ended August 31, 2017		Year EndedA August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013
Net asset value, beginning of period	$9.44		$9.69		$10.22	$10.11	$10.49
Income from investment operations:
Net investment income (loss)	(0.31)		(0.08)		0.07	0.02	0.14
Net gains (losses) on investments (both realized and unrealized)	0.73		0.14		(0.46)	0.22	(0.19)
Total income (loss) from investment operations	0.42		0.06		(0.39)	0.24	(0.05)
Less distributions:
Dividends from net investment income	(0.11)		(0.26)		(0.14)	(0.06)	(0.19)
Distributions from net realized gains	–		–		–	(0.07)	(0.14)
Tax return of capital	(0.00	)B	(0.05	)C	–	–	–
Total distributions	(0.11)		(0.31)		(0.14)	(0.13)	(0.33)
Redemption fees added to beneficial interestsB	–		–		–	–	–
Net asset value, end of period	$9.75		$9.44		$9.69	$10.22	$10.11
Total returnD	4.53%		0.68%		(3.81)%	2.37%	(0.54)%
Ratios and supplemental data:
Net assets, end of period	$2,218,460		$3,713,433		$7,133,191	$11,126,819	$15,291,798
Ratios to average net assets:
Expenses, before reimbursements	2.24%		2.26%		2.40%	2.43%	2.43%
Expenses, net of reimbursements	2.04%		2.04%		2.04%	2.13%	2.14%
Net investment income (loss), before expense reimbursements	1.34%		1.55%		1.21%	0.35%	(0.24)%
Net investment income, net of reimbursements	1.54%		1.77%		1.57%	0.66%	0.04%
Portfolio turnover rate	258%		162%		492%	387%	112%

A

On September 30, 2015, GAM International Management, Ltd. was terminated and ceased managing assets of the Flexible Bond Fund. On August 28, 2015, Payden & Rygel began managing assets of the Flexible Bond Fund.

B	Amount represents less than $0.01 per share.
C	Return of capital is calculated based on shares outstanding at the time of distribution.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	39

Additional Information

Additional information about the Fund is found in the documents listed below. Request a free copy of these documents by calling 1-800-658-5811 or you may access them on the Fund's website at www.americanbeaconfunds.com.

Annual Report/Semi-Annual Report

The Fund's Annual and Semi-Annual Reports list the Fund's actual investments as of the report's date. They also include a discussion by the Manager of market conditions and investment strategies that significantly affected the Fund's performance. The report of the Fund's Independent Registered Public Accounting Firm is included in the Annual Report.

Statement of Additional Information (‘‘SAI'')

The SAI contains more details about the Fund and its investment policies. The SAI is incorporated in this Prospectus by reference (it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission ("SEC").

Appendix A to the Prospectus – Intermediary Sales Charge Discounts and Waivers

Appendix A contains more information about specific sales charge discounts and waivers available for shareholders who purchase Fund shares through a specific financial intermediary. Appendix A is incorporated herein by reference (is legally a part of this Prospectus).

To obtain more information about the Fund or to request a copy of the documents listed above:

By Telephone:	Call 1-800-658-5811
By Mail:	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643
By E-mail:	americanbeaconfunds@ambeacon.com
On the Internet:	Visit our website at www.americanbeaconfunds.com Visit the SEC website at www.sec.gov

The SAI and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. The SAI and other information about the Fund may also be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

American Beacon is a registered service mark of American Beacon Advisors, Inc. The American Beacon Funds and the American Beacon Flexible Bond Fund are service marks of American Beacon Advisors, Inc.

SEC File Number 811-04984

Appendix A

Appendix A -- Intermediary Sales Charge Discounts and Waivers

INTERMEDIARY SALES CHARGE DISCOUNTS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser's responsibility to notify the Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive any applicable waivers or discounts. Please see the section entitled "Choosing Your Share Class" for more information on sales charges and waivers available for different classes.

The information in this Appendix is part of, and incorporated into, the Fund's prospectus.

A CLASS AND C CLASS PURCHASES THROUGH MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI.

Front-end Sales Load Waivers on A Class Shares available at Merrill Lynch

■

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission- based brokerage account and shares are held for the benefit of the plan.

■

Shares purchased by or through a 529 Plan.

■

Shares purchased through a Merrill Lynch affiliated investment advisory program.

■

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform.

■

Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable).

■

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

■

Shares exchanged from C Class (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date.

■

Employees and registered representatives of Merrill Lynch or its affiliates and their family members.

■

Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this Prospectus.

■

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on A Class and C Class Shares available at Merrill Lynch

■

Death or disability of the shareholder

■

Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus

■

Return of excess contributions from an IRA Account

■

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

■

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

■

Shares acquired through a right of reinstatement

■

Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A Class and C Class shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

■

Breakpoints as described in this prospectus.

■

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

■

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Prospectus – Appendix	A-1

American Beacon

PROSPECTUS

December 29, 2017

Share Class
	A	C	Y	Institutional	Investor
American Beacon SiM High Yield Opportunities Fund	SHOAX	SHOCX	SHOYX	SHOIX	SHYPX
American Beacon The London Company Income Equity Fund	ABCAX	ABECX	ABCYX	ABCIX	ABCVX
American Beacon Zebra Small Cap Equity Fund	AZSAX	AZSCX	AZSYX	AZSIX	AZSPX

This Prospectus contains important information you should know about investing, including information about risks. Please read it before you invest and keep it for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

American Beacon SiM High Yield Opportunities FundSM

Investment Objective

The Fund's investment objective is to seek high current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 35 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 45 of the statement of additional information ("SAI").  With respect to purchases of shares through specific intermediaries, you may find additional information regarding sales charge discounts and waivers in Appendix A to the Fund's Prospectus entitled "Intermediary Sales Charge Discounts and Waivers".

Shareholder Fees (fees paid directly from your investment)

Share Class	A	C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	4.75%	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50%[1]	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	Institutional	Investor
Management Fees	0.72%	0.72%	0.72%	0.72%	0.72%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other Expenses	0.23%	0.22%	0.17%	0.13%	0.41%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	1.21%	1.95%	0.90%	0.86%	1.14%
Fee Waiver and/or expense reimbursement or recoupment[3]	0.00%	0.00%	0.00%	(0.01%)	0.00%
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement or recoupment	1.21%	1.95%	0.90%	0.85%	1.14%

1 A contingent deferred sales charge (‘‘CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

3 American Beacon Advisors, Inc. (the "Manager") has contractually agreed to waive fees and/or reimburse expenses of the Fund's Institutional Class through December 31, 2018 to the extent that Total Annual Fund Operating Expenses exceed 0.84% for the Institutional Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only in the discretion and with the approval of a majority of the Fund's Board of Trustees. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for the Institutional Class through December 31, 2018. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$592	$841	$1,108	$1,870
C	$298	$612	$1,052	$2,274
Y	$92	$288	$500	$1,110
Institutional	$87	$273	$475	$1,059
Investor	$116	$362	$627	$1,384

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$198	$612	$1,052	$2,274

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 50% of the average value of its portfolio.

Prospectus – Fund Summaries	1

Principal Investment Strategies

This Fund seeks to maximize current income by investing in a diversified portfolio of fixed income securities that are generally rated below investment grade (such as Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Ratings Services or Fitch, Inc.) or deemed to be below investment grade by the Fund's sub-advisor, Strategic Income Management, LLC ("SiM"). These types of securities are commonly referred to as "high yield" or "junk" bonds.

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of the Fund's net assets (plus the amount of any borrowing for investment purposes) in non-investment grade securities and/or financial instruments that provide exposure to non-investment grade securities. These financial instruments include futures contracts (including futures contracts on stock indices and currencies), forward contracts (including currency forward contracts), swap agreements and structured notes whose underlying assets are rated below investment grade.

The non-investment grade securities in which the Fund may invest include: corporate bonds, convertible securities, preferred stock, bank and senior loans, floating rate loans, emerging market debt, municipal securities, asset-backed and mortgage-backed securities, and Rule 144A securities. The Fund may invest in securities of foreign issuers, including those in emerging markets. The Fund has no limitations regarding the maturities of the debt securities it can buy, the market capitalization of the issuers of those securities or whether the securities are rated.

The Fund's investments in derivative instruments include futures contracts, forward contracts, swap agreements (including total return swaps, credit default swaps and currency swaps) and structured notes. The Fund may use these derivative instruments to enhance total return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to manage the effective duration of its portfolio, and to manage certain investment risks or as a substitute for purchase or sale of the underlying currencies or securities.

The Fund may have exposure to foreign currencies for investment or hedging purposes by purchasing or selling forward currency exchange contracts in non-U.S. or emerging market currencies, and non-U.S. currency futures contracts. The Fund may also make direct investments in non-U.S. currencies and in securities denominated in non-U.S. currencies. Investments in currencies and currency hedging are established to extract value or reduce risk.

The remainder of the Fund's assets may be invested in any other securities that SiM believes are consistent with the Fund's objective, including investment grade fixed-income securities, U.S. government securities, common stock, American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"), real estate investment trusts ("REITs"), loan participation interests, and income-producing equity securities, such as master limited partnerships ("MLPs"), and income trusts and income deposit securities ("IDSs").  The Fund may invest cash balances in exchange-traded funds to gain market exposure on cash balances.

In selecting investments for the Fund, SiM uses an approach that combines different aspects of top down and bottom up analysis. As part of its top down analysis, SiM utilizes a core philosophy to identify positive long term trends. SiM then invests in sectors, industries and companies that will benefit from these trends. Concurrent with this core philosophy, SiM's management seeks to take advantage of market volatility by analyzing and potentially investing in sectors, industries and companies undergoing a change in dynamics that has not been fully recognized by the market. Market volatility continually provides opportunities to capture value from these types of situations. Once potential investment opportunities are identified, SiM utilizes bottom up research to assess the fundamental strengths and weaknesses of each individual company and the best risk/reward security is chosen for inclusion in the portfolio.

SiM may reduce or sell the Fund's portfolio securities for a variety of reasons, including if, in SiM's opinion, a security's value becomes fully recognized or there is a reassessment of the fundamental attributes of the security.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your money by investing in the Fund. The Fund is designed primarily for investors seeking current income from a fund that typically invests mainly in a variety of domestic and foreign high-yield, high-risk debt securities. Those investors should be willing to assume the credit risks of a fund that typically invests a significant amount of its assets in below investment-grade debt securities and the price changes in those securities that can occur when interest rates change. The Fund is not designed for investors who need an assured level of current income. The Fund is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Allocation Risk
The sub-advisor's judgments about, and allocations among, asset classes and market exposures may adversely affect the Fund's performance. This risk may be increased by the use of derivatives to increase allocations to various market exposures.

Asset-Backed and Mortgage Related Securities Risk
Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, prepayment risk and extension risk.  A decline in the credit quality of the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund.

Convertible Securities Risk
The value of a convertible security typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the risks of stocks when the underlying stock's price is high relative to the conversion price and is subject to the risks of debt securities when the underlying stock's price is low relative to the conversion price. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in below investment grade debt securities (commonly known as "junk bonds"). In addition, because companies that issue convertible securities may be small- or mid-cap companies, to the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies. The stocks of small- and mid-cap companies may fluctuate more widely in price than the market as a whole and there may also be less trading in small- or mid-cap stocks.

Counterparty Risk
The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund.

Credit Risk
The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as "junk bonds"). Since the Fund can invest significantly in lower-quality debt securities considered speculative in nature, this risk will be substantial.  A downgrade or default affecting any of the Fund's securities could affect the Fund's performance.

2	Prospectus – Fund Summaries

Currency Risk
 The Fund may have exposure to foreign currencies by purchasing or selling forward currency contracts in non-U.S. currencies, non-U.S. currency futures contracts and in securities denominated in non-U.S. currencies. Foreign currencies will fluctuate, and may decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Cybersecurity and Operational Risk
The Fund and its service providers, and shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents.  Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality.  It is not possible for the Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business.  Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Derivatives Risk
Derivatives may involve significant risk. The use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative.  Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk and credit risk. As a result the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. The Fund's use of derivatives also may create financial leverage, which may result in losses that exceed the amount originally invested and accelerate the rate of losses. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Although the Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund's ability to pursue its investment strategies.  In addition, the Fund's investments in derivatives are subject to the following risks:

■

Futures and Forward Contracts. Futures contracts are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There are no limitations on daily price movements of forward contracts.  There can be no assurance that any strategy used will succeed. Not all forward contracts require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Forward currency transactions include the risks associated with fluctuations in currency. Interest rate and Treasury futures contracts expose the Fund to price fluctuations resulting from changes in interest rates. The Fund could suffer a loss if interest rates rise after the Fund has purchased an interest rate futures contract or fall after the Fund has sold an interest rate futures contract. Similarly, Treasury futures contracts expose the Fund to potential losses if interest rates do not move as expected.  Equity index futures contracts expose the Fund to volatility in an underlying securities index.

■

Structured Notes. Structured notes are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate or other financial indicators ("reference instruments"). The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities or commodities index. A structured note may be positively or negatively indexed. Structured notes are subject to interest rate risk. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or borrower. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity.

■

Swap Agreements. Swaps can involve greater risks than a direct investment in an underlying asset because swaps typically include a certain amount of embedded leverage. If swaps are used as a hedging strategy, the Fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non-occurrence of expected price movements. Swaps also may be difficult to value. Total return swaps, currency swaps and credit default swaps are subject to counterparty risk, credit risk and liquidity risk. In addition to these risks, total return swaps are subject to market risk and interest rate risk, if the underlying securities are bonds or other debt obligations. In addition, currency swaps are subject to currency risk, and credit default swaps are subject to the risks associated with the purchase and sale of credit protection.

Dividend Risk
An issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels.  Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks.

Emerging Markets Risk
When investing in emerging markets, the risks of investing in foreign securities discussed below are heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy's dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures.

Equity Investments Risk
Equity securities are subject to market risk and investment risk. The Fund's investments in equity securities may include common stocks, preferred stocks, depositary receipts, REITs, MLPs, income trusts and IDSs. Such investments may expose the Fund to additional risks.

■

Common Stock.  The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall.  Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

Prospectus – Fund Summaries	3

■

Depositary Receipts.  Depositary receipts are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt or foreign stock, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

■

Income trusts and IDSs. Income trusts, which hold income producing assets and pass the income on to security holders, share many of the risks inherent in stock ownership and may lack diversification. Although IDSs, which are units representing shares of common stock and subordinated notes issued by a company, trade on an exchange, there may be a thinner and less active market for IDSs than that available for other securities. The value of an IDS will be affected by factors generally affecting both common stock and subordinated debt securities.  Income trusts and IDSs are subject to credit risk, interest rate risk and dividend risk.

■

MLPs.  Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. Holders of units in MLPs have more limited rights to vote on matters affecting the partnership and may be required to sell their common units at an undesirable time or price. The Fund's investments in MLPs may also make it more difficult for the Fund to meet the requirements necessary to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code").

■

Preferred Stock. Preferred stocks are sensitive to movements in interest rates.  Preferred stocks also may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders.

■

REITs. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Domestic REITs could be adversely affected by failure to qualify for tax-free "pass-through" of distributed net income and net realized gains under the Internal Revenue Code or to maintain their exemption from registration under the Investment Company Act of 1940, as amended, ("Investment Company Act"). REITs typically incur fees that are separate from those incurred by the Fund. Accordingly, the Fund's investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.  The value of REIT common stock may decline when interest rates rise.

Floating Rate Securities Risk
The coupons on floating rate securities are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money-market index, London Interbank Offered Rate ("LIBOR") or a Treasury bill rate. Floating rate securities are subject to interest rate risk and credit risk.

As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of rising interest rates, the coupons on floating-rate securities typically increase. Changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Hedging Risk
If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Fund's return, or create a loss. In addition, hedges, even when successful in mitigating risk, may not prevent the Fund from experiencing losses on its investments, and therefore the use of hedging strategies may reduce the Fund's return, or create a loss.

High Yield Securities Risk
Investing in high yield, below investment-grade securities (commonly referred to as "junk bonds") generally involves significantly greater risks of loss of your money than an investment in investment grade securities. High yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. High yield securities are considered to be speculative with respect to an issuer's ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest.  Below investment grade securities may experience greater price volatility and less liquidity than investment grade securities.

Interest Rate Risk
The Fund is subject to the risk that the market value of fixed income securities or derivatives it holds, particularly mortgage backed and other asset backed securities, will decline due to rising interest rates. Generally, the value of investments with interest rate risk, such as fixed income securities, will move in the opposite direction to movements in interest rates. The Federal Reserve raised the federal funds rate several times since December 2015 and has signaled additional increases in the near future. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Fund. The prices of fixed income securities or derivatives are also affected by their durations. Fixed income securities or derivatives with longer duration generally have greater sensitivity to changes in interest rates. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond. An increase in interest rates can impact markets broadly as well. Some investors buy securities and derivatives with borrowed money; an increase in interest rates can cause a decline in those markets.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Leverage Risk
Financial leverage magnifies the exposure to the swings in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that the Fund will have the potential for greater losses than if the Fund does not use the derivative instruments that have a leveraging

4	Prospectus – Fund Summaries

effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rate of losses. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund's exposure to an asset or class of assets and may cause the Fund's net asset value ("NAV") to be volatile.

Liquidity Risk
The Fund is susceptible to the risk that certain investments held by the Fund, such as structured notes and other derivative instruments, may have limited marketability or be subject to restrictions on sale, and may be difficult or impossible to purchase or sell at favorable times or prices. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. The Fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Fund. For example, the Fund may be forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Loan Interests Risk
Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for loans, including bank loans and senior loans, to trade. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund's access to the collateral may be limited or delayed by bankruptcy or other insolvency laws.  Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund's ability to pay redemption proceeds within the allowable time periods stated in its prospectus. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain loans may impair the ability of the Fund to sell its loan interests at a time when it may otherwise be desirable to do so or may require the Fund to sell them at prices that are less than what the Fund regards as their fair market value and may make it difficult to value such loans. Interests in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions.  The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. Alternatively, the Fund may acquire a participation in a loan interest that is held by another party.  When the Fund's loan interest is a participation, the Fund is subject to the risk that the party selling the participation interest will not remit the Fund's pro rata share of loan payments to the Fund, and the Fund may have less control over the exercise of remedies than the party selling the participation interest.

Market Risk
Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Market Timing Risk
Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund's NAV, (ii) an increase in the Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies. Because of specific types of securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders.

Municipal Securities Risk
Municipal securities could be adversely affected by adverse political and legislative changes. Changes in the financial condition of a municipality may affect the ability of a municipal issuer to make interest and principal payments on a security as they become due. Changes in interest rates and market conditions may directly impact the liquidity and valuation of municipal securities, which may affect the yield and value of the Fund's municipal securities investments. A downgrade in the issuer's or security's credit rating can reduce the market value of the security.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"). To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, to the extent the Fund invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, or track an index, the Fund is subject to the risks associated with the underlying investments held by the ETF or the index fluctuations to which the ETF is subject. Because ETFs are listed on an exchange, they may be subject to trading halts, may trade at a discount or premium to their NAV and may not be liquid.  ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index.

Prepayment and Extension Risk
Prepayment risk is the risk that the principal amount of a bond may be repaid prior to the bond's maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in

Prospectus – Fund Summaries	5

prepayments may, as a result of higher interest rates or other factors, result in the extension of a security's effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

Redemption Risk
Due to a rise in interest rates or other market developments that may cause investors to move out of fixed income securities on a large scale, the Fund may experience periods of high levels of redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. The sale of assets to meet redemption requests may create net capital gains, which could cause the Fund to have to distribute substantial capital gains. Redemption risk is heightened during periods of declining or illiquid markets.  Heavy redemptions could hurt the Fund's performance.

Restricted Securities Risk
Securities not registered in the U.S. under the Securities Act of 1933, as amended (the "Securities Act"), including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets, or may have to be held for a certain time period before they can be resold. The Fund may not be able to sell a restricted security when the sub-advisor(s) considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Sector Risk
When the Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the Fund were invested more evenly across sectors.

■

Consumer Staples Sector Risk. The consumer staples sector generally consists of companies whose primary lines of business are food, beverage and other household items. This sector can be affected by, among other things, changes in price and availability of underlying commodities, rising energy prices and global economic conditions. Unlike the consumer discretionary sector, companies in the consumer staples sector have historically been characterized as non-cyclical in nature and therefore less volatile in times of change. Companies in the consumer staples sector are subject to government regulation affecting the permissibility of using various food additives and production methods, which regulations could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation.

Securities Selection Risk
Securities selected by the sub-advisor or the Manager for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, including short sales and investments in derivatives, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the obligation.  Segregated assets cannot be sold while the position they are covering is outstanding, unless they are replaced with other assets of equal value.  The need to maintain cash or other liquid securities in segregated accounts could limit the Fund's ability to pursue other opportunities as they arise.

Unrated Securities Risk
Because the Fund may purchase securities that are not rated by any rating organization, the sub-advisor, after assessing their credit quality, may internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.  Unrated securities may be subject to greater liquidity risk and price volatility.

U.S. Government Securities and Government-Sponsored Enterprises Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (‘‘Fannie Mae''), Federal Home Loan Mortgage Corporation (‘‘Freddie Mac''), Federal Home Loan Bank (‘‘FHLB''), Federal Farm Credit Bank ("FFCB"), and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government will provide financial support if these organizations do not have the funds to meet future payment obligations. U.S. Government securities and securities of government-sponsored entities are also subject to credit risk, interest rate risk and market risk.

Valuation Risk
The Fund may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or which may become illiquid.

Fund Performance

The bar chart and table below provide an indication of the risk of investing in the Fund by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index, which is the Fund's benchmark index.

The chart and the table below show the performance of the Fund's Investor Class shares for all periods. The Fund began offering all share classes on February 14, 2011. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

6	Prospectus – Fund Summaries

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: 6.99% 1st Quarter 2012 1/01/2012 through 12/31/2016 Lowest Quarterly Return: -3.55% 3rd Quarter 2015 1/01/2012 through 12/31/2016
The calendar year-to-date total return as of September 30, 2017 was 5.65%

Average annual total returns for periods ended December 31, 2016
	Inception Date of Class	1 Year	5 Years	Since Inception
Investor Class	2/14/2011
Returns Before Taxes		15.88%	8.33%	6.78%
Returns After Taxes on Distributions		12.85%	5.17%	3.75%
Returns After Taxes on Distributions and Sales of Fund Shares		8.88%	5.08%	3.93%

	Inception Date of Class	1 Year	5 Years	Since Inception
Share Class (Before Taxes)
A	2/14/2011	15.88%	8.20%	6.71%
C	2/14/2011	14.99%	7.41%	5.95%
Y	2/14/2011	16.26%	8.61%	7.09%
Institutional	2/14/2011	16.31%	8.71%	7.21%

	1 Year	5 Years	Since Inception
Index (Reflects no deduction for fees, expenses or taxes)
BofA Merrill Lynch U.S. High Yield Master II Index	17.49%	7.35%	6.46%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor
The Fund's investment sub-advisor is Strategic Income Management, LLC.

Portfolio Managers

Strategic Income Management, LLC	Gary Pokrzywinski President Lead Portfolio Manager Since Fund Inception (2011)	Brian Placzek Executive Vice President Portfolio Manager Since Fund Inception (2011)

Prospectus – Fund Summaries	7

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o Boston Financial Data Services, Inc. ("BFDS")* 330 West 9th Street Kansas City, MO 64105

* Effective January 1, 2018, the name of BFDS will change to DST Asset Manager Solutions, Inc.

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's net asset value ("NAV") per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Tax Information

Dividends and capital gain distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax-deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

8	Prospectus – Fund Summaries

American Beacon The London Company Income Equity FundSM

Investment Objective

The Fund's investment objective is current income, with a secondary objective of capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 35 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 45 of the statement of additional information ("SAI").  With respect to purchases of shares through specific intermediaries, you may find additional information regarding sales charge discounts and waivers in Appendix A to the Fund's Prospectus entitled "Intermediary Sales Charge Discounts and Waivers".

Shareholder Fees (fees paid directly from your investment)

Share Class	A	C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50%[1]	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	Institutional	Investor
Management Fees	0.66%	0.66%	0.66%	0.66%	0.66%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other Expenses	0.21%	0.20%	0.15%	0.08%	0.39%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	1.13%	1.87%	0.82%	0.75%	1.06%

1 A contingent deferred sales charge (‘‘CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$684	$914	$1,162	$1,871
C	$290	$588	$1,011	$2,192
Y	$84	$262	$456	$1,015
Institutional	$77	$240	$417	$930
Investor	$108	$337	$584	$1,293

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$190	$588	$1,011	$2,192

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in equity and equity-related investments. The Fund's investments in equity and equity-related investments include U.S. common stocks, preferred stocks, securities convertible into or exchangeable for common stock, American Depositary Receipts ("ADRs"), U.S. dollar-denominated foreign stocks traded on U.S. exchanges, real estate investment trusts ("REITs"), and income trusts. The Fund may also invest up to 20% of its net assets in fixed income instruments, primarily including trust preferred securities. The Fund may invest in issuers of any market capitalization and will typically hold 30 to 40 issuers.

The Fund's investment sub-advisor, The London Company of Virginia, LLC ("The London Company"), emphasizes investments in profitable, financially stable, core companies that focus on generating high dividend income, are run by shareholder-oriented management, and trade at reasonable valuations. The London Company also seeks companies with high return on capital, consistent free cash flow generation, predictability and stability. The London Company employs an investment process with bottom up, fundamental analysis and follows a strict sell discipline.

Prospectus – Fund Summaries	9

On a short-term basis, the Fund may invest cash balances in other investment companies, including money market funds, and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.  The Fund may seek to earn additional income by lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Credit Risk
The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely.

Cybersecurity and Operational Risk
The Fund and its service providers, and shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents.  Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality.  It is not possible for the Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business.  Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Dividend Risk
An issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels.  Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks.

Equity Investments Risk
Equity securities are subject to market risk and investment risk. The Fund's investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, ADRs, U.S. dollar-denominated foreign stocks traded on U.S. exchanges, REITs and income trusts. Such investments may expose the Fund to additional risks.

■

Common Stock.  The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

■

Convertible Securities.  Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value.  Convertible securities are also sensitive to movements in interest rates.

■

Depositary Receipts.  Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular ADR or foreign stock, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

■

Income Trusts.  Income trusts are subject to credit risk, interest rate risk and dividend risk. Income trusts, which hold income producing assets and pass the income on to security holders, share many of the risks inherent in stock ownership and may lack diversification.

■

Preferred Stock.  Preferred stocks are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders.

■

REITs. Investments REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.  REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Domestic REITs could be adversely affected by failure to qualify for tax-free "pass-through" of distributed net income and net realized gains under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended ("Investment Company Act"). REITs typically incur fees that are separate from those incurred by the Fund. Accordingly, the Fund's investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. The value of REIT common stock may decline when interest rates rise.

Focused Holdings Risk
Because the Fund may have a focused portfolio of fewer companies, the increase or decrease of the value of a single investment may have a greater impact on the Fund's net asset value ("NAV") and total return when compared to other diversified funds.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk
Futures contracts are derivative instruments where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Interest Rate Risk
The Fund is subject to the risk that the market value of fixed income securities or derivatives it holds, particularly mortgage backed and other asset backed securities, will decline due to rising interest rates. Generally, the value of investments with interest rate risk, such as fixed income securities, will move in the opposite direction to movements in interest rates. The Federal Reserve raised the federal funds rate several times since December 2015 and has signaled additional increases in the near future. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Fund. The

10	Prospectus – Fund Summaries

prices of fixed income securities or derivatives are also affected by their durations. Fixed income securities or derivatives with longer duration generally have greater sensitivity to changes in interest rates. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond. An increase in interest rates can impact markets broadly as well. Some investors buy securities and derivatives with borrowed money; an increase in interest rates can cause a decline in those markets.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion.

Market Risk
Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those companies.  For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Sector Risk
When the Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the Fund were invested more evenly across sectors.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risks:  i) borrowers of the Fund's securities typically provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions,  and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Securities Selection Risk
Securities selected by the sub-advisor or the Manager for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, including the purchase and sale of futures contracts, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the obligation. Segregated assets cannot be sold while the position they are covering is outstanding, unless they are replaced with other assets of equal value.  The need to maintain cash or other liquid securities in segregated accounts could limit the Fund's ability to pursue other opportunities as they arise.

Small and Mid-Capitalization Companies Risk
Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since small and mid-capitalization companies may have narrower commercial markets and limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.  In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Trust Preferred Securities Risk
Trust preferred securities are subject to market risk and credit risk. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Prospectus – Fund Summaries	11

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index, which is the Fund's benchmark index.

The chart and the table below show the performance of the Fund's Investor Class shares for all periods. The Fund began offering all share classes on May 29, 2012. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: 11.71% 1st Quarter 2013 1/1/2013 through 12/31/2016 Lowest Quarterly Return: -6.38% 3rd Quarter 2015 1/1/2013 through 12/31/2016
The calendar year-to-date total return as of September 30, 2017 was 8.24%

Average annual total returns for periods ended December 31, 2016
	Inception Date of Class	1 Year	Since Inception
Investor Class	5/29/2012
Returns Before Taxes		10.67%	12.41%
Returns After Taxes on Distributions		9.60%	11.40%
Returns After Taxes on Distributions and Sales of Fund Shares		6.15%	9.43%

	Inception Date of Class	1 Year	Since Inception
Share Class (Before Taxes)
A	5/29/2012	10.60%	12.29%
C	5/29/2012	9.82%	11.47%
Y	5/29/2012	10.96%	12.71%
Institutional	5/29/2012	10.97%	12.78%

	1 Year	Since Inception
Index (Reflects no deduction for fees expenses or taxes)
Russell 1000 Value Index	17.34%	14.95%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor
The Fund's investment sub-advisor is The London Company of Virginia, LLC.

Portfolio Managers

The London Company of Virginia, LLC	Stephen M. Goddard Chief Investment Officer & Lead Portfolio Manager Since Fund Inception (2012) Jonathan T. Moody Principal & Portfolio Manager Since Fund Inception (2012)	J. Brian Campbell Portfolio Manager Since Fund Inception (2012) Mark E. DeVaul Portfolio Manager Since Fund Inception (2012)

12	Prospectus – Fund Summaries

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o Boston Financial Data Services, Inc. ("BFDS")* 330 West 9th Street Kansas City, MO 64105

* Effective January 1, 2018, the name of BFDS will change to DST Asset Manager Solutions, Inc.

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's net asset value ("NAV") per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Tax Information

Dividends and capital gain distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax-deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

Prospectus – Fund Summaries	13

American Beacon Zebra Small Cap Equity FundSM

Investment Objective

The Fund's investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 35 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 45 of the statement of additional information ("SAI").  With respect to purchases of shares through specific intermediaries, you may find additional information regarding sales charge discounts and waivers in Appendix A to the Fund's Prospectus entitled "Intermediary Sales Charge Discounts and Waivers".

Shareholder Fees (fees paid directly from your investment)

Share Class	A	C	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50%[1]	1.00%	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	Institutional	Investor
Management Fees	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other Expenses	0.58%	0.57%	0.51%	0.46%	0.68%
Total Annual Fund Operating Expenses	1.73%	2.47%	1.41%	1.36%	1.58%
Fee Waiver and/or expense reimbursement or recoupment[2]	(0.44%)	(0.43%)	(0.42%)	(0.47%)	(0.31%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement or recoupment	1.29%	2.04%	0.99%	0.89%	1.27%

1 A contingent deferred sales charge (‘‘CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

2 The Manager has contractually agreed to waive fees and/or reimburse expenses of the Fund's A Class, C Class, Y Class, Institutional Class and Investor Class shares, as applicable, through December 31, 2018 to the extent that Total Annual Fund Operating Expenses exceed 1.29% for the A Class, 2.04% for the C Class, 0.99% for the Y Class, 0.89% for the Institutional Class and 1.27% for the Investor Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only in the discretion and with the approval of a majority of the Fund's Board of Trustees. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the Example reflects the fee waiver/expense reimbursement arrangement for each share class through December 31, 2018. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$699	$1,048	$1,420	$2,462
C	$307	$729	$1,278	$2,776
Y	$101	$405	$731	$1,654
Institutional	$91	$384	$699	$1,593
Investor	$129	$468	$830	$1,851

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$207	$729	$1,278	$2,776

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 77% of the average value of its portfolio.

14	Prospectus – Fund Summaries

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small market capitalization U.S. companies. These companies have market capitalizations similar to the market capitalizations of the companies in the Russell 2000® Index at the time of investment.

The Russell 2000® Index is comprised of the 2000 smallest companies in the Russell 3000® Index based on total market capitalization. As of October 31, 2017, the market capitalizations of the companies in the Russell 2000® Index ranged from $32 million to $6.55 billion. In addition to common stocks, preferred stocks, American Depositary Receipts ("ADRs"), and securities convertible into or exchangeable for common stocks, the Fund may also invest in real estate investment trusts ("REITs") and master limited partnerships ("MLPs").

The Fund's sub-advisor, Zebra Capital Management, LLC ("Zebra"), seeks to capture a liquidity premium among fundamentally strong, publicly-traded equities. A liquidity premium is the additional return that may be realized on the sales of securities that are less liquid at the time of purchase. A liquidity premium may exist in public equity markets, as more liquid stocks tend to be priced at a premium, while less liquid stocks tend to be priced at a discount, thus having higher expected appreciation. Despite producing similar levels of earnings and cash flows, less liquid stocks can typically be purchased at lower prices, offering higher expected appreciation. Frequently, a fundamentally-sound stock is less traded because it has temporarily fallen out of favor. Over time, the market may recognize the inherent value of the stock again, where the Fund would stand to benefit from the liquidity premium as the stock's trading activity and price rise. Zebra chooses the securities that comprise the Fund's portfolio first by identifying stocks with strong fundamentals (i.e., earnings, book value, cash flows) that Zebra believes are undervalued in the market relative to their long-term appreciation potential. Zebra then applies the liquidity premium analysis to identify the stocks that trade less frequently than stocks with comparable fundamentals.

Stocks are typically sold when fundamentals deteriorate, trading activity increases relative to changes in a stock's fundamentals, or Zebra believes there are greater opportunities to capture liquidity premium in other stocks. On a short-term basis, the Fund may invest cash balances in other investment companies, including money market funds and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Cybersecurity and Operational Risk
The Fund and its service providers, and shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents.  Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality.  It is not possible for the Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business.  Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Dividend Risk
An issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels.  Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks.

Equity Investments Risk
Equity securities are subject to market risk and investment risk. The Fund's investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and MLPs. Such investments may expose the Fund to additional risks.

■

Common Stock.  The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

■

Convertible Securities.  Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value. Convertible securities also are sensitive to movements in interest rates.

■

Depositary Receipts. Depositary receipts subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular ADR or foreign stock, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

■

MLPs.  Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. Holders of units in MLPs have more limited rights to vote on matters affecting the partnership and may be required to sell their common units at an undesirable time or price. The Fund's investments in MLPs may also make it more difficult for the Fund to meet the requirements necessary to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (" Internal Revenue Code").

■

Preferred Stock. Preferred stocks are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders.

■

REITs. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values.  REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Domestic REITs could be adversely affected by failure to qualify for tax-free "pass-through" of distributed net income and net realized gains under the Internal Revenue Code or to maintain their exemption from registration under the Investment Company Act of 1940, as amended ("Investment Company Act"). REITs typically incur fees that are separate from those incurred by the Fund. Accordingly, the Fund's investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.  The value of REIT common stock may decline when interest rates rise.

Futures Contracts Risk
Futures contracts are derivative instruments where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities

Prospectus – Fund Summaries	15

underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk
The Fund is susceptible to the risk that certain small cap equity investments held by the Fund may have limited marketability or be subject to restrictions on sale, and may be difficult or impossible to purchase or sell at favorable times or prices. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. The Fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Fund. For example, the Fund may be forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investment sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole.  A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

Model and Data Risk
The success of the sub-advisor's investment strategy depends largely on the effectiveness of its quantitative research models and investment programs. Models and data are used to screen potential investments for the Fund. When models or data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. Some of the models used by the sub-advisor are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The programs may not react as expected to market events resulting in losses for the Fund. Additionally, programs may become outdated or experience malfunctions which may not be identified by the sub-advisor and therefore may also result in losses to the Fund.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those companies.  For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risks:  i) borrowers of the Fund's securities typically provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions,  and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Securities Selection Risk
Securities selected by the sub-advisor or the Manager for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, including the purchase and sale of futures contracts, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the obligation. Segregated assets cannot be sold while the position they are covering is outstanding, unless they are replaced with other assets of equal value.  The need to maintain cash or other liquid securities in segregated accounts could limit the Fund's ability to pursue other opportunities as they arise.

Small Capitalization Companies Risk
Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since smaller companies may have narrower commercial markets, and limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may decline. The Fund's investments in value stocks seek to limit potential downside price risk over time, however, value stock prices still may decline substantially. In addition, the Fund may produce more modest gains as a trade-off for this potentially lower risk. The Fund's investment in value stocks could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Fund Performance

The bar chart and table below provide an indication of the risk of investing in the Fund by showing how the Fund's performance has varied from year to year. The table shows how the Fund's performance compares to a broad-based market index, which is the Fund's benchmark index.

16	Prospectus – Fund Summaries

The chart and the table below show the performance of the Fund's Investor Class shares for all periods. The Fund began offering A Class shares, Y Class shares, Institutional Class shares and Investor Class shares on June 1, 2010; and C Class shares on September 1, 2010.

You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: 15.69% 4th Quarter 2011 1/1/2011 through 12/31/2016 Lowest Quarterly Return: -18.05% 3rd Quarter 2011 1/1/2011 through 12/31/2016
The calendar year-to-date total return as of September 30, 2017 was 8.06%

Average annual total returns for periods ended December 31, 2016
	Inception Date of Class	1 Year	5 Years	Since Inception
Investor Class	6/1/2010
Returns Before Taxes		27.77%	15.41%	14.55%
Returns After Taxes on Distributions		27.23%	13.19%	12.79%
Returns After Taxes on Distributions and Sales of Fund Shares		15.78%	11.77%	11.40%

	Inception Date of Class	1 Year	5 Years	Since Inception
Share Class(Before Taxes)
A	6/1/2010	27.74%	15.32%	14.48%
C	9/1/2010	26.76%	14.46%	13.64%
Y	6/1/2010	28.07%	15.71%	14.87%
Institutional	6/1/2010	28.26%	15.85%	14.99%

	1 Year	5 Years	Since Inception
Index (Reflects no deduction for fees, expenses or taxes)
Russell 2000 Index	21.31%	14.46%	13.62%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for Investor Class shares; after-tax returns for other share classes will vary.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor
The Fund's investment sub-advisor is Zebra Capital Management, LLC.

Portfolio Managers

Zebra Capital Management, LLC	Roger Ibbotson, Ph.D Chief Investment Officer Since Fund Inception (2010)	Eric Stokes Portfolio Manager Since 2011

Prospectus – Fund Summaries	17

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o Boston Financial Data Services, Inc. ("BFDS")* 330 West 9th Street Kansas City, MO 64105

* Effective January 1, 2018, the name of BFDS will change to DST Asset Manager Solutions, Inc.

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's net asset value ("NAV") per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Tax Information

Dividends and capital gain distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax-deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

18	Prospectus – Fund Summaries

Additional Information About the Funds

To help you better understand the Funds, this section provides a detailed discussion of the Funds' investment policies, their principal strategies and principal risks and performance benchmarks. However, this Prospectus does not describe all of a Fund's investment practices. For additional information, please see the Funds' statement of additional information ("SAI"), which is available at www.americanbeaconfunds.com or by contacting us via telephone at 1-800-658-5811, by U.S. mail at P.O. Box 219643, Kansas City, MO 64121-9643, or by e-mail at americanbeaconfunds@ambeacon.com.

Additional Information About Investment Policies and Strategies

Investment Objectives

■

The American Beacon SiM High Yield Opportunities Fund's investment objective is to seek high current income and, secondarily, capital appreciation.

■

The American Beacon The London Company Income Equity Fund's investment objective is current income, with a secondary objective of capital appreciation.

■

The American Beacon Zebra Small Cap Equity Fund's investment objective is long-term capital appreciation.

Each Fund's investment objective is ‘‘non-fundamental,'' which means that it may be changed by the Funds' Board of Trustees (‘‘Board'') without the approval of Fund shareholders.

80% Investment Policies

■

The American Beacon SiM High Yield Opportunities Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus borrowings for investment purposes, in non-investment grade securities and/or financial instruments that provide exposure to non-investment grade securities.

■

The American Beacon The London Company Income Equity Fund has a non-fundamental policy to invest under normal market conditions at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity and equity-related investments.

■

The American Beacon Zebra Small Cap Equity Fund has a non-fundamental policy to invest under normal market conditions at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small market capitalization U.S. companies.

If a Fund changes its 80% investment policy, a notice will be sent to shareholders at least 60 days in advance of the change and this prospectus will be supplemented.

Temporary Defensive Policy

Each Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse market, economic, political or other conditions. During these times, a Fund may not achieve its investment objective.

Additional Information About the Management of the Funds

The Funds have retained American Beacon Advisors, Inc. to serve as their Manager. The Manager may allocate the assets of each Fund among different sub-advisors. The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Funds. The Manager:

■

develops overall investment strategies for each Fund,

■

selects and changes sub-advisors,

■

allocates assets among sub-advisors,

■

monitors and evaluates the sub-advisor's investment performance,

■

monitors the sub-advisor's compliance with the Funds' investment objectives, policies and restrictions,

■

oversees the Funds' securities lending activities and actions taken by the securities lending agent to the extent applicable, and

■

invests the portion of Fund assets that the subadvisors determine should be allocated to short-term investments.

Each of the Funds' assets are currently allocated by the Manager to one respective sub-advisor.  Each sub-advisor has full discretion to purchase and sell securities for its segment of the Funds' assets in accordance with the Funds' objectives, policies, restrictions and more specific strategies provided by the Manager. The Manager oversees the sub-advisors but does not reassess individual security selections made by the sub-advisors for their portfolios.

The Funds operate in a manager of managers structure. The Funds and the Manager have received an exemptive order from the Securities and Exchange Commission (''SEC'') that permits the Funds, subject to certain conditions and approval by the Board, to hire and replace sub-advisors that are unaffiliated with the Manager without approval of the shareholders.  The Manager has ultimate responsibility, subject to oversight by the Board, to oversee sub-advisors and recommend their hiring, termination and replacement. The order also exempts the Funds from disclosing the advisory fees paid by the Funds to individual sub-advisors that are unaffiliated with the Manager in various documents filed with the SEC and provided to shareholders. Instead, the fees payable to unaffiliated sub-advisors are aggregated, and fees payable to sub-advisors that are affiliated with the Manager, if any, would be aggregated with fees payable to the Manager. Disclosure of the separate fees paid to an affiliated sub-advisor would be required. Whenever a sub-advisor change is proposed in reliance on the order, in order for the change to be implemented, the Board, including a majority of its "non-interested" trustees, must approve the change. In addition, the Funds are required to provide shareholders with certain information regarding any new sub-advisor within 90 days of the hiring of any new sub-advisor.

Each Fund's sub-advisor is set forth below.

American Beacon SiM High Yield Opportunities Fund

■

Strategic Income Management, LLC

American Beacon The London Company Income Equity Fund

■

The London Company of Virginia, LLC

American Beacon Zebra Small Cap Equity Fund

■

Zebra Capital Management, LLC

Prospectus – Additional Information About the Funds	19

Additional Information About Investments

This section provides more detailed information regarding certain of the investments the Funds may invest in as well as information regarding the Funds' strategy with respect to investment of cash balances.

Cash Management Investments

A Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act, including money market funds that are advised by the Manager or a sub-advisor, and in futures contracts. If a Fund invests in money market funds, shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees of the money market funds in which a Fund invests, such as advisory fees charged by the Manager to any applicable money market funds advised by the Manager. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including the risk that a money market fund's yield will be lower than the return that a Fund would have derived from other investments that provide liquidity.

A Fund may also purchase shares of ETFs. ETFs trade like a common stock and passive ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Typically, a Fund would purchase passive ETF shares to obtain exposure to all or a portion of the stock or bond market. As a shareholder of an ETF, a Fund would be subject to its ratable share of the ETF's expenses, including its advisory and administration expenses.

To gain market exposure on cash balances held in anticipation of liquidity needs or reduce market exposure in anticipation of liquidity needs, a Fund also may purchase and sell non-commodity based futures contracts on a daily basis that relate to securities in which they may invest directly and indices comprised of such securities.

A futures contract is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid. As cash balances are invested in securities, a Fund may invest simultaneously those balances in futures contracts until the cash balances are delivered to settle the securities transactions. This exposes a Fund to the market risks associated with the underlying securities and indices. Because a Fund will have market exposure simultaneously in both the invested securities and futures contracts, a Fund may have more than 100% of its assets exposed to the markets. This can magnify gains and losses in a Fund. A Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures contracts or the movement in the prices of futures contracts and the value of their underlying investment or indices and that there may not be a liquid secondary market for a futures contract.

Currencies

A Fund may invest in foreign currency-denominated securities and may also purchase and sell foreign currency options and foreign currency futures contracts and related options as well as currency swaps, and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (‘‘forwards'') (see ‘‘Derivative Investments''). A Fund may engage in these transactions in order to hedge or protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities or other derivative positions. A Fund also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Derivative Investments

Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, futures, indexes or currencies. A Fund may invest in the following derivative instruments:

■

Forward Contracts.  Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities or securities, or the cash value of commodities, securities or a securities index, at an agreed upon future date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

■

Futures Contracts.  A futures contract is a contract to purchase or sell a particular security or commodity, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid. An interest rate futures contract is a contract for the future delivery of an interest-bearing debt security. An equity index futures contract is a contract based on the level of a particular stock index at an agreed upon date in the future.  A treasury futures contract is a contract for the future delivery of a U.S. Treasury security. A Fund may, from time to time, use futures positions to equitize cash and expose its portfolio to changes in securities prices or index prices. This can magnify gains and losses in a Fund. A Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures contracts and that there may not be a liquid secondary market for a futures contract.

■

Structured Notes.  ‘‘Structured'' notes are specially-designed derivative debt instruments. The terms of the instrument may be determined or ‘‘structured'' by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), one or more securities, a commodity or the financial performance of one or more third-party borrowers. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index, currency, or commodity or the financial condition of such borrowers.

■

Swap Agreements. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer's failure to make timely payments of interest or principal, bankruptcy or restructuring. The terms of the swap transaction are either negotiated by a sub-advisor and the swap counterparty or established based on terms generally available on an exchange or contract market. In a total return swap, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or index during a specified period of time. The underlying asset might be a security or basket of securities or index such as a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on a total return from a different underlying asset or non-asset reference. A currency swap involves the exchange of payments denominated in one currency for payments denominated in another. Payments are based on a notional principal amount the value of which is fixed in exchange rate terms at the swap's inception.

20	Prospectus – Additional Information About the Funds

Equity Investments

A Fund's equity investments may include:

■

Common Stock. Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. Common stock may be exchange-traded or over-the-counter. Over the counter stock may be less liquid than exchange-traded stock.

■

Convertible Securities. Convertible securities are generally preferred stocks and other securities, including bonds and warrants that are convertible into or exercisable for common stock at a stated price or rate. Convertible debt securities may offer greater appreciation potential than non-convertible debt securities. Convertible securities are senior to common stock in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While typically providing a fixed-income stream, a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

■

Depositary Receipts.  A Fund may invest in securities issued by foreign companies through American Depositary Receipts ("ADRs"), and U.S. dollar-dominated foreign stock trading on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. European Depository Receipts ("EDRs") are in bearer form and traded in European securities markets. Global Depositary Receipts ("GDRs") are in bearer form and traded in both the U.S. and European securities markets. Non-Voting Depositary Receipts ("NVDRs") represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund's possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, a Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle a Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

■

Preferred Stock. Preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is typically set at a fixed annual rate, in some circumstances it can be variable, changed or omitted by the issuer.

■

Real Estate Investment Trusts (‘‘REITs''). REITs are pooled investment vehicles that own, and often operate, income producing real estate (known as "equity REITs") or invest in mortgages secured by loans on such real estate (known as "mortgage REITs") or both (known as "hybrid REITs").  REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increase in property taxes, operating expenses, rising interest rates or overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically are subject to management fees and other expenses that are separate from those of a Fund.

Fixed Income Instruments

A Fund's investments in fixed income instruments may include:

■

Asset-Backed Securities. Asset-backed securities are fractional interests in pools of loans, receivables or other assets. They are issued by trusts or other special purpose vehicles and are collateralized by the loans, receivables or other assets that make up the pool. The trust or other issuer passes the income from the underlying asset pool to the investor. The Funds, the Manager, and the sub-advisors do not select the loans or other assets that are included in the collateral backing those pools.

■

Bank Loans and Senior Loans. Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). A Fund may invest in senior loans, which are floating rate loans, sometimes referred to as adjustable rate loans, that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities.  Under normal circumstances, senior loans have priority of claim ahead of other obligations of a borrower in the event of liquidation. Bank loans and senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. A Fund may invest in such loans in the form of participations in loans and assignments of all or a portion of loans from third parties. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser's rights can be more restricted than those of the assigning institution, and, in any event, a Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In connection with purchasing participations in such instruments, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, a Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. If a Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan.

■

Emerging Markets Debt. A Fund may invest a significant portion of its assets in a particular geographic region or country, including emerging markets. A Fund may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank, International Finance Corporation or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging market indices.

■

Government-Sponsored Enterprises. A Fund may invest in debt obligations of U.S. Government-sponsored enterprises, including the Federal National Mortgage Association ("Fannie Mae''), Federal Home Loan Mortgage Corporation ("Freddie Mac''), Federal Home Loan Bank ("FHLB"), Federal Farm Credit Banks ("FFCB'') and the Tennessee Valley Authority. Although chartered or sponsored by Acts of Congress, these entities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac are supported by the issuers' right to borrow from the U.S. Treasury, the discretionary authority of the U.S. Treasury to lend to the issuers and the U.S. Treasury's commitment to purchase stock to ensure the issuers' positive net worth.

■

High Yield Securities. High yield securities are debt obligations rated below investment grade (such as BB or lower by Standard & Poor's Ratings Services or Fitch, Inc. and/or Ba or lower by Moody's Investors Service, Inc.) or not rated, but considered by a sub-advisor to be of similar quality. These types of securities are also commonly referred to as ‘‘junk bonds.''

■

Investment Grade Securities. Investment grade securities that a Fund may purchase, either as part of its principal investment strategy or to implement its temporary defensive policy, include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in

Prospectus – Additional Information About the Funds	21

one of the four highest rating categories by a rating organization rating that security (such as Standard & Poor's Ratings Services, Moody's Investors Service, Inc., or Fitch, Inc.) or comparably rated by a sub-advisor if unrated by a rating organization. A Fund, at the discretion of the applicable sub-advisor, may retain a security that has been downgraded below the initial investment criteria.

■

Mortgage-Related Securities. A Fund can buy interests in pools of residential or commercial mortgages in the form of ‘‘pass-through'' mortgage securities. They may be issued or guaranteed by the U.S. Government, or its agencies and instrumentalities, or by private issuers. Mortgage-related securities may be issued in different series, each having different interest rates and maturities. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the rate of payments of the underlying mortgages. Mortgage-related securities, including collateralized mortgage obligations (‘‘CMOs''), issued by private issuers are not U.S. Government securities.

■

Municipal Securities. Municipal securities are debt obligations generally issued to obtain funds for various public purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the taxing authority of the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets or by domestic or foreign entities providing credit support, such as letters of credit, guarantees or insurance, and are generally classified into general obligation bonds and special revenue obligations.

■

Trust Preferred Securities. Trust preferred securities are issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities are hybrid securities with characteristics of both subordinated debt and preferred stock. Such characteristics include long maturities (typically 30 years or more), early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which it has been valued. Historically, illiquid securities have included securities that have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, a Fund may get only limited information about an issuer, so it may be less able to predict a loss. A Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, that Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund's illiquidity.  The Manager or a sub-advisor, as applicable, acting under guidelines established by the Trust's Board of Trustees ("Board"), may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as a Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act ("Section 4(a)(2) securities") are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as a Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity.

The Manager and the applicable sub-advisor will carefully monitor a Fund's investments in Section 4(a)(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(a)(2) securities could have the effect of reducing a Fund's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

Income Producing Equity Securities

A Fund may invest in income producing equity securities, such as interests in income trusts, master limited partnerships ("MLPs") and income deposit securities ("IDSs").

■

Income Trusts. An income trust is an investment trust that holds income-producing assets and passes the income on to its security holders. The main attraction of an income trust is its ability to generate constant cash flows. Income trusts are structured to avoid taxes at the entity level. In a traditional corporate tax structure, net income is taxed at the corporate level and again when distributed as dividends to its shareholders. Under current law, an income trust, if properly structured, should not be subject to federal income tax. This flow-through structure means that the distributions to income trust investors are generally higher than dividends from an equivalent corporate entity.  Income trusts have the potential to deliver higher yields than bonds. During periods of low interest rates, income trusts may achieve higher yields compared with cash investments. During periods of increasing rates, the opposite may be true. Income trusts may experience losses during periods of both low and high interest rates.

■

Master Limited Partnerships. MLPs are publicly traded partnerships. An MLP is an investment that combines the tax benefits of a limited partnership with the liquidity of publicly traded securities. A Fund's investments in MLPs will be limited by tax considerations.

■

Income Deposit Securities. An IDS represents two separate securities, shares of common stock and subordinated notes issued by the same company, that are combined into one unit that trades like a stock on an exchange. Holders of IDSs receive dividends on the common shares and interest at a fixed rate on the subordinated notes to produce a blended yield. An IDS is typically listed on a stock exchange, but the underlying securities typically are not listed on the exchange until a period of time after the listing of the IDS or upon the occurrence of certain events (e.g., a change of control of the issuer of the IDS). When the underlying securities are listed, the holders of IDSs generally have the right to separate the components of the IDSs and trade them separately.

22	Prospectus – Additional Information About the Funds

Other Investment Company Securities

A Fund at times may invest in shares of other investment companies, including money market funds and exchange traded funds ("ETFs"). A Fund may invest in securities of an investment company advised by the Manager or its sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund's own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for a Fund in this Prospectus, if applicable. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer's portfolio securities.

A Fund can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. A Fund would invest in money market funds rather than purchasing individual short-term investments. If a Fund invests in money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which a Fund invests, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager.

A Fund may invest in ETFs. ETFs trade like a common stock and passive ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. As a shareholder of an ETF, a Fund would be subject to its ratable share of the ETF's expenses, including its advisory and administration expenses. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies but also presents some additional risks due to being exchange traded. The price of an ETF can fluctuate within a wide range in response to changes in the net asset value of the ETF and the supply and demand for its shares. Differences between exchange prices and the net asset value for ETF shares may be due largely to supply and demand forces in the secondary market, which forces may not be the same as those influencing prices for securities or instruments held by the ETF at a particular time. The market price of ETF shares, like the price of any exchange-traded security, includes a "bid-ask spread." In times of severe market disruption, the bid-ask spread often increases significantly. As a result of these factors, there may be times when the market price and the net asset value of the ETF vary significantly, which can potentially cause substantial losses for investors in ETFs.

Additional Information About Risks

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. The following table identifies the risk factors of each Fund in light of their respective principal investment strategies. These risk factors are explained following the table.

Risk	SiM High Yield Opportunities Fund	The London Company Income Equity Fund	Zebra Small Cap Equity Fund
Allocation Risk	X
Asset-Backed and Mortgage Related Securities Risk	X
Convertible Securities Risk	X
Counterparty Risk	X
Credit Risk	X	X
Currency Risk	X
Cybersecurity and Operational Risk	X	X	X
Derivatives Risk	X
Dividend Risk	X	X	X
Equity Investments Risk	X	X	X
Extension Risk	X
Floating Rate Securities Risk	X
Focused Holdings Risk		X
Foreign Investing & Emerging Markets Risk	X	X
Futures Contracts Risk	X	X	X
Hedging Risk	X
High Yield Securities Risk	X
Interest Rate Risk	X	X
Investment Risk	X	X	X
Issuer Risk	X	X	X
Large Capitalization Companies Risk		X
Leverage Risk	X
Liquidity Risk	X		X
Loan Interests Risk	X
Market Risk	X	X	X
Market Timing Risk	X
Mid-Capitalization Companies Risk		X
Model and Data Risk			X
Municipal Securities Risk	X
Other Investment Companies Risk	X	X	X

Prospectus – Additional Information About the Funds	23

Prepayment Risk	X
Redemption Risk	X
Restricted Securities Risk	X
Sector Risk	X	X
Securities Lending Risk		X	X
Securities Selection Risk	X	X	X
Segregated Assets Risk	X	X	X
Small Capitalization Companies Risk		X	X
Trust Preferred Securities Risk		X
Unrated Securities Risk	X
U.S. Government Securities and Government-Sponsored Enterprises Risk	X
Valuation Risk	X
Value Stocks Risk			X

Allocation Risk

This is the risk that a sub-advisor's judgments about, and allocations among, asset classes and market exposures may adversely affect a Fund's performance. This risk can be increased by the use of derivatives to increase allocations to various market exposures because derivatives can create investment leverage, which will magnify the impact to a Fund of its investment in any underperforming market exposure.

Asset-Backed and Mortgage Related Securities Risk

Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, prepayment risk and extension risk. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Because prepayments increase when interest rates fall, the prices of mortgage-backed and asset-backed securities do not increase as much as other fixed income securities when interest rates fall. When interest rates rise, borrowers are less likely to prepay their mortgage and other loans. A decreased rate of prepayments lengthens the expected maturity of mortgage-backed and asset-backed securities. Therefore, the prices of mortgage-backed and asset-backed securities may decrease more than prices of other fixed income securities when interest rates rise. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. Rising interest rates also may increase the risk of default by borrowers. As a result, in a period of rising interest rates, a Fund that holds these types of securities, may experience additional volatility and losses. A decline in the credit quality of and defaults by the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to a Fund. In addition, certain asset-backed and mortgage related securities may include securities backed by pools of loans made to "subprime" borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.

Convertible Securities Risk

The value of a convertible security typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the risks of stocks, and its price may be as volatile as that of the underlying stock, when the underlying stock's price is high relative to the conversion price and a convertible security is subject to the risks of debt securities, and is particularly sensitive to changes in interest rates, when the underlying stock's price is low relative to the conversion price. Convertible securities generally have less potential for gain or loss than common stocks. Securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible at the option of the holder. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities. The credit rating of a company's convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered "junior" securities — that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and a Fund could lose its entire investment. In addition, because companies that issue convertible securities may be small- or mid-cap companies, to the extent a Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies.

Counterparty Risk

A Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to a Fund. As a result a Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty.

Credit Risk

A Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by a Fund may have an adverse impact on its price and make it difficult for a Fund to sell it. Ratings represent a rating agency's opinion regarding the quality of the security and are not a guarantee of quality.  Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade. Since a Fund can invest significantly in high yield investments considered speculative in nature, this risk will be substantial.

Currency Risk

A Fund may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies or by purchasing or selling forward currency exchange contracts in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar may decline in value relative to the currency being hedged, and thereby affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency

24	Prospectus – Additional Information About the Funds

exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund's investments in foreign currency denominated securities may reduce the returns of a Fund. Currency futures, forwards or options may not always work as intended, and in specific cases a Fund may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, a Fund may not hedge its currency risks.

Cybersecurity and Operational Risk

A Fund, its service providers, and third-party fund distribution platforms, and shareholders' ability to transact with a Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems ("denial of services"), loss or theft of proprietary information or corporate data, interference with the Fund's ability to calculate its net asset value, impediments to trading, physical damage to a computer or network system, or remediation costs associated with system repairs.

The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on a Fund or its shareholders. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager, Fund service providers, or third-party fund distribution platforms to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which a Fund invests, leading to significant loss of value.

Derivatives Risk

Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. A Fund may use derivatives to enhance total return of its portfolio, to hedge against fluctuations in interest rates or currency exchange rates, to manage certain investment risks or as a substitute for the purchase or sale of the underlying currencies or securities. A Fund may also hold derivative instruments to obtain economic exposure to an issuer without directly holding its securities.

Derivatives can be highly complex and their use within a management strategy can require specialized skills. There can be no assurance that any strategy used will succeed. If a sub-advisor incorrectly forecasts stock market values, or the direction of interest rates or currency exchange rates in utilizing a specific derivatives strategy for a Fund, a Fund could lose money. In addition, leverage embedded in a derivative instrument can expose a Fund to greater risk and increase its costs. Gains or losses in the value of a derivative instrument may be magnified and be much greater than the derivative's original cost (generally the initial margin deposit). Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment, for example, where a Fund may be called upon to deliver a security it does not own. Derivatives may be illiquid and may be more volatile than other types of investments. A Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. A Fund may buy or sell derivatives not traded on an exchange or contract market which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk. As a result, a Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty. Certain derivatives, including swaps, futures, forwards and written options, require a Fund to post margin to secure its future obligation; if a Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements at a time when it may be disadvantageous to do so. A Fund's use of derivatives also may create financial leverage, which may result in losses that exceed the amount originally invested and accelerate the rate of losses. Suitable derivatives may not be available in all circumstances, and there can be no assurance that a Fund will use derivatives to reduce exposure to other risks when that might have been beneficial.

Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had a Fund not used the hedging instruments. A Fund may not hedge certain risks in particular situations, even if suitable instruments are available.

Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit the Fund's ability to pursue its investment strategies. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation may make derivatives more costly, may limit their availability, may disrupt markets, or may otherwise adversely affect their value or performance. In addition to other changes, these rules provide for central clearing of derivatives that in the past were traded exclusively over-the-counter and may increase costs and margin requirements, but are expected to reduce certain counterparty risks.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a sub-advisor may wish to retain the Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. The Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.  For example, the Commodity Futures Trading Commission ("CFTC") and the designated contract markets have established position limits for futures and option contracts that may restrict the ability of a Fund, or the Manager or a sub-advisor entering trades on the Fund's behalf, to make certain trading decisions.

Certain of the other risks to which a Fund might be exposed due to its use of derivatives include the following:

■

Futures and Forward Contracts Risk. Futures and forward contracts, are derivative instruments pursuant to a contract where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There are no limitations on daily price movements of forward contracts. There can be no assurance that any strategy used will succeed. Not all forward contracts, require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty. There may not be a liquid secondary market for the futures contracts. Forward currency transactions, include the risks associated with fluctuations in currency. Interest rate and Treasury futures contracts expose a Fund to price fluctuations resulting from changes in interest rates. A Fund could suffer a loss if interest rates rise after a Fund has purchased an interest rate futures contract or fall after a Fund has sold an interest rate futures

Prospectus – Additional Information About the Funds	25

contract. Similarly, Treasury futures contracts expose a Fund to potential losses if interest rates do not move as expected. Equity index futures contracts expose a Fund to volatility in an underlying securities index.

■

Structured Notes Risk. Structured notes are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate or other financial indicators ("reference instruments"). The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities or commodities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. Structured notes are subject to interest rate risk and to all of the risks of their underlying securities and derivatives. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or borrower. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or purchase or sell them at an acceptable price.

■

Swap Agreements Risk. Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leveraging risk. If swaps are used as a hedging strategy, a Fund is subject to the risk that the hedging strategy may not eliminate the risk that it is intended to offset, due to, among other reasons, a lack of correlation between the swaps and the portfolio of assets that the swaps are designed to hedge or replace. Swaps also may be difficult to value. Total return swaps, currency swaps and credit default swaps are subject to counterparty risk, credit risk and liquidity risk. In addition to these risks, total return swaps are subject to market risk and interest rate risk, if the underlying securities are bonds or other debt obligations, and currency swaps are subject to currency risk. With respect to a credit default swap, if a Fund is selling credit protection, there is a risk that a credit event will occur and that a Fund will have to pay the counterparty. There is also the risk that the transaction may be closed-out at a time when the credit quality of the underlying investment has deteriorated, in which case a Fund may need to make an early termination payment. If a Fund is buying credit protection, there is the risk that no credit event will occur and a Fund will receive no benefit (other than any hedging benefit) for the premium paid. There is also the risk that the transaction may be closed-out at a time when the credit quality of the underlying investment has improved, in which case a Fund may need to make an early termination payment.  Equity swaps are subject to equity investments risk, liquidity risk and counterparty risk.

Dividend Risk

A Fund's focus on dividend-paying stocks could cause a Fund to underperform funds that invest without consideration of a company's track record of paying dividends. Stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. At times, a Fund may not be able to identify dividend-paying stocks that are attractive investments. The income received by a Fund will also fluctuate due to the amount of dividends that companies elect to pay.

Equity Investments Risk

Equity securities are subject to investment risk and market risk. A Fund's investments in equity securities may include common stocks of companies within any capitalization range, preferred stocks, depositary receipts, REITs, MLPs, income trusts and IDSs. Such investments may expose a Fund to additional risks.

■

Common Stocks. The value of a company's common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company's products or services. A stock's value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company's common stock will usually be more volatile than its bonds, other debt and preferred stock.

■

Depositary Receipts. A Fund may invest in securities issued by foreign companies through ADRs, GDRs and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. These securities are generally subject to many of the same risks of investing in the foreign securities that they evidence or into which they may be converted, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt or foreign stock, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

■

Income Trusts and IDSs. Income trust securities and IDSs are subject to credit risk, interest rate risk and dividend risk. Income trust securities, which hold income producing assets and pass the income on to security holders, also are subject to the operating risk associated with their underlying investments and the risk that regulatory changes could reduce or eliminate any tax benefits and adversely affect the value of such securities. Income trust securities share many of the risks inherent in stock ownership and may lack diversification. Although IDSs, which are units representing shares of common stock and subordinated notes issued by a company, trade on an exchange, there may be a thinner and less active market for IDSs than that available for other securities. IDSs also are subject to the risk that regulatory changes could adversely affect the tax treatment of these instruments. The value of an IDS will be affected by factors generally affecting both common stock and subordinated debt securities.

■

MLPs. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. Holders of units in MLPs have more limited rights to vote on matters affecting the partnership and may be required to sell their common units at an undesirable time or price. A Fund invests as a limited partner, and normally would not be liable for the debts of an MLP beyond the amounts a Fund has contributed but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP's creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate, oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects. The Fund's investments in MLPs may also make it more difficult for a Fund to meet the requirements necessary to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended.

■

Preferred Stocks. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Issuers may threaten preferred stockholders with the cancellation of all dividends and liquidation preference rights in an attempt to force their conversion to less secure common stock. Certain preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital or continuation of income as debt securities. The rights of preferred stock on distribution of a corporation's assets in the event of its liquidation are generally subordinated to the rights associated with a corporation's debt securities. Therefore, in the event of an issuer's bankruptcy, there is substantial risk that there will be nothing left to pay preferred stockholders after payments, if any, to bondholders have been made. Preferred stocks may also be subject to credit risk.

■

REITs. REITs or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, overbuilding,

26	Prospectus – Additional Information About the Funds

changes in interest rates, and liabilities resulting from environmental problems. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and net capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. All REITs are dependent on management skills, are subject to heavy cash flow dependency or self-liquidation and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs may not be diversified with regard to the types of tenants, may not be diversified with regard to the geographic locations of the properties, and are subject to cash flow dependency and defaults by borrowers, and domestic REITs could fail to qualify for tax-free "pass-through" of distributed net income and net realized gains under the Code or to maintain their exemption from registration under the Investment Company Act. REITs typically incur fees that are separate from those incurred by a Fund. Accordingly, a Fund's investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to indirectly paying Fund expenses. The value of REIT common stock may decline when interest rates rise.

Extension Risk

If interest rates rise rapidly, or as a result of other factors, repayments of principal of certain debt securities, especially mortgage-related and other types of asset-backed securities, may occur at a slower rate than expected and the expected maturity of these securities could lengthen as a result. Securities that are subject to extension risk generally have greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Floating Rate Securities Risk

The coupons on certain fixed income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money-market index, London Interbank Offered Rate ("LIBOR") or a Treasury bill rate. Such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of rising interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Floating rate obligations are less effective than fixed rate obligations at locking in a particular yield and are subject to credit risk.

Focused Holdings Risk

Because a Fund may have a focused portfolio of fewer companies, the increase or decrease of the value of a single stock may have a greater impact on the Fund's NAV and total return when compared to other diversified funds.  Although a focused portfolio has the potential to generate attractive returns over time, it also may increase a Fund's volatility.

Foreign Investing & Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) different government regulation and supervision of foreign banks, stock exchanges, brokers and listed companies, (6) increased price volatility and (7) delays in transaction settlement in some foreign markets. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. To the extent a Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than or in addition to investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy's dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Hedging Risk

Gains or losses from positions in hedging instruments may be much greater than the instrument's original cost. The counterparty may be unable to honor its financial obligation to a Fund. In addition, a sub-advisor may be unable to close the transaction at the time it would like or at the price it believes the security is currently worth. If a Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce a Fund's return, or create a loss.

High Yield Securities Risk

Investing in high yield securities (commonly referred to as ''junk bonds'') generally involves significantly greater risks of loss of your money than an investment in investment-grade securities. Compared with issuers of investment grade securities, high yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties. High yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. High yield securities are considered to be speculative with respect to an issuer's ability to pay interest and principal and carry a greater risk that issuers of lower-rated securities will default on the timely payment of principal or interest. Below-investment-grade securities may experience greater price volatility and less liquidity than investment-grade securities.

Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in a Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments among securities of different issuers could reduce the risks of owning any such securities separately. The prices of these high yield securities tend to be less sensitive to interest rate changes than investment-grade investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, a Fund may incur additional expenses to seek recovery. Additionally, accruals of interest

Prospectus – Additional Information About the Funds	27

income for a Fund may have to be adjusted in the event of default. In the event of an issuer's default, a Fund may write off prior income accruals for that issuer, resulting in a reduction in a Fund's current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer's financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high-yield securities market and on the market value of the high-yield securities held by a Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

Interest Rate Risk

Investments in investment-grade and non-investment grade fixed-income securities or derivatives that are influenced by interest rates are subject to interest rate risk. The value of a Fund's fixed-income investments typically will fall when interest rates rise. A Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in a 8% decrease in the value of the bond. Yields of debt securities will fluctuate over time. Following the financial crisis that started in 2008, the Federal Reserve attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to each other overnight) at or near zero percent. The Federal Reserve raised the federal funds rate several times since December 2015 and has signaled additional increases in the near future. Interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to a Fund. During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates.

Investment Risk

An investment in a Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A Fund should not be relied upon as a complete investment program.  The share price of a Fund fluctuates, which means that when you sell your shares of a Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in a Fund.

Issuer Risk

The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.  When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer's securities to fall.

Large Capitalization Companies Risk

The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes.  Large market capitalization companies may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion.

Leverage Risk

Financial leverage magnifies the exposure to the movement in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that a Fund will have the potential for greater losses than if a Fund does not use the derivative instruments that have a leveraging effect.  Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in a Fund's exposure to an asset or class of assets and may cause a Fund's NAV to be volatile.

A Fund may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Fund because a Fund may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Fund's investments in derivatives is increasing, this could be offset by declining values of a Fund's other investments. Conversely, it is possible that the rise in the value of a Fund's non-derivative investments could be offset by a decline in the value of a Fund's investments in derivatives. In either scenario, a Fund may experience losses. In a market where the value of a Fund's investments in derivatives is declining and the value of its other investments is declining, a Fund may experience substantial losses. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements.  In addition, the costs that a Fund pays to engage in these practices are additional costs borne by the Fund and could reduce or eliminate any net investment profits.

Liquidity Risk

When there is little or no active trading market for specific types of securities, such as derivative instruments, it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by a Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, a Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Redemptions by a few large investors in a Fund at such times may have a significant adverse effect on a Fund's NAV and remaining Fund shareholders. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund's ability to buy or sell debt securities and increase the related volatility and trading costs. A Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

Loan Interests Risk

Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for loans, including bank loans and senior loans, to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding a Fund's ability to pay redemption proceeds within the allowable time periods stated in its prospectus. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain floating rate loans may impair the ability of a Fund to sell its loan interests at a time when it may otherwise be desirable to do

28	Prospectus – Additional Information About the Funds

so or may require a Fund to sell them at prices that are less than what a Fund regards as their fair market value and may make it difficult to value such loans. Interests in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions.

Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which a Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, a Fund's access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower's obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which a Fund has an interest. In addition, if a secured loan is foreclosed, a Fund would likely bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and a Fund would bear the risk that the collateral may decline in value while a Fund is holding it.

A Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, a Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor.

Alternatively, a Fund may acquire a participation interest in a loan that is held by another party. When a Fund's loan interest is a participation, a Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower. As a participant, a Fund also would be subject to the risk that the party selling the participation interest would not remit a Fund's pro rata share of loan payments to a Fund. It may be difficult for a Fund to obtain an accurate picture of a lending bank's financial condition.

Loan interests may not be considered "securities," and purchasers, such as a Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

A Fund also may be in possession of material non-public information about a borrower as a result of its ownership of a loan instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, a Fund might be unable to enter into a transaction in a security of that borrower when it would otherwise be advantageous to do so. Any steps taken to ensure that a Fund does not receive material non-public information about a security may have the effect of causing a Fund to have less information than other investors about certain interests in which it seeks to invest.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all.  In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline.  Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the United States and abroad, such as the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government's debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Future legislative, regulatory and policy changes may result in lower corporate taxes, more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the market's expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the United States and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments.  Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.  The abandonment of the euro or withdrawal from the European Union ("EU") on the part of the United Kingdom or any other member could significantly adversely affect the value of the Fund's investments in Europe. Particularly, the United Kingdom's vote to leave the EU could lead to a prolonged period of uncertainty as to the exact terms of exit and the impact on different industry sectors and increased market volatility.

Market Timing Risk

A Fund that invests in foreign securities is particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of a Fund's NAV, (ii) an increase in a Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies. Because of specific securities in which a Fund may invest, it could be subject to the risk of market timing

Prospectus – Additional Information About the Funds	29

activities by shareholders. Some examples of these types of securities are high yield and foreign securities. The limited trading activity of some high yield securities may result in market prices that do not reflect the true market value of these securities. If a Fund trades foreign securities, it generally prices these foreign securities using their closing prices from the foreign markets in which they trade, which typically is prior to a Fund's calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. In such instances, a Fund may fair value high yield and foreign securities. However, some investors may engage in frequent short-term trading in a Fund to take advantage of any price differentials that may be reflected in the NAV of a Fund's shares. While the Manager monitors trading in a Fund, there is no guarantee that it can detect all market timing activities.

Mid-Capitalization Companies Risk

Investments in mid-capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger, more established companies. Mid-capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund's portfolio. Generally, the smaller the company size, the greater these risks. Additionally, mid-capitalization companies may have less market liquidity than large capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings.

Model and Data Risk

Models and data are used to screen potential investments for the Funds. When models or data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Funds to potential risks. Securities selected using models or data can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis, which could adversely affect value. Some of the models used by an applicable sub-advisor are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.

Municipal Securities Risk

The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality may make it difficult for it to pay interest and principal when due. In addition, changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers can affect the overall municipal securities market. Changes in market conditions may directly impact the liquidity and valuation of municipal securities, which may, in turn, adversely affect the yield and value of the Fund's municipal securities investments. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded, or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal securities market. Municipal securities backed by current or anticipated revenues from a specific project or specific asset (so-called "private activity bonds") may be adversely impacted by declines in revenue from the project or asset. Declines in general business activity could affect the economic viability of facilities that are the sole source of revenue to support private activity bonds.

Other Investment Companies Risk

A Fund may invest in shares of other registered investment companies, including exchange-traded funds (‘‘ETFs'') and money market funds. To the extent that a Fund invests in shares of other registered investment companies, a Fund will indirectly bear fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to a Fund's direct fees and expenses and will be subject to the risks associated with investments in those funds. A Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of a Fund's investment will decline, adversely affecting a Fund's performance. To the extent a Fund invests in other investment companies that invest in equity securities, fixed income securities and/or foreign securities, or track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. Money market funds are subject to interest rate risk, credit risk, and market risk.  ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF's shares may trade at a discount or premium to its net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally. An ETF that tracks an index may not precisely replicate the returns of its benchmark index.

Prepayment Risk

When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage-related and other types of asset backed securities, more quickly than expected, causing the issuer of the security to repay the principal prior to the security's expected maturity date. A Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If a Fund buys those securities at a premium, accelerated prepayments on those securities could cause a Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security's price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only the prices but can also change the income flows and repayment assumptions about those investments.

Redemption Risk

A Fund may experience periods of heavy redemptions that could cause a Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in a Fund, have short investment horizons, or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt a Fund's performance.  This risk is heightened if a Fund invests in emerging market securities, which are generally less liquid than the securities of U.S. and other developed markets. The sale of assets to meet redemption requests may create net capital gains or losses, which could cause a Fund to have to distribute substantial capital gains.

30	Prospectus – Additional Information About the Funds

Restricted Securities Risk

Section 4(a)(2) and other restricted securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. A Fund may not be able to sell a Section 4(a)(2) security when the sub-advisors consider it desirable to do so and/or may have to sell the security at a lower price than a Fund believes is its fair market value. Although there is a substantial institutional market for Section 4(a)(2) securities, it is not possible to predict exactly how the market for such securities will develop. A Section 4(a)(2) security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for restricted securities and a Fund may receive only limited information regarding the issuer of a restricted security. A Fund may have to bear the expense of registering Section 4(a)(2) securities for resale and the risk of substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the security.

Sector Risk

Sector risk is the risk associated with a Fund holding a significant amount of investments in similar businesses, which would be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent a Fund has substantial holdings within a particular sector, the risks to a Fund associated with that sector increase.

■

Consumer Staples Sector Risk. The consumer staples sector generally consists of companies whose primary lines of business are food, beverage and other household items. This sector can be affected by, among other things, changes in price and availability of underlying commodities, rising energy prices and global economic conditions. Unlike the consumer discretionary sector, companies in the consumer staples sector have historically been characterized as non-cyclical in nature and therefore less volatile in times of change. Companies in the consumer staples sector are subject to government regulation affecting the permissibility of using various food additives and production methods, which regulations could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food and soft drinks may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund's securities lending agent may indemnify the Fund against that risk. There is a risk that the assets of a Fund's securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund.  Borrowers of a Fund's securities typically provide collateral in the form of cash that is reinvested in securities.  A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund's ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Securities Selection Risk

Securities selected by the sub-advisor or the Manager for a Fund may decline substantially in value or may not perform to expectations. The portfolio managers' judgments about the attractiveness, value and anticipated price movements of a particular asset class or individual security may be incorrect and there is no guarantee that individual securities will perform as anticipated. This could result in a Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk

In connection with certain transactions that may give rise to future payment obligations, including short sales and investments in derivatives, a Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position. Segregated or earmarked securities cannot be sold while the position or transaction they are covering is outstanding, unless they are replaced with other securities of equal value. There is the possibility that the segregation or earmarking of a large percentage of a Fund's assets may, in some circumstances, adversely affect a Fund's ability to take advantage of investment opportunities or meet redemption requests.

Small Capitalization Companies Risk

Investments in small capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger capitalization and more established companies. Small capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund's portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small capitalization companies may have less market liquidity than larger capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings. Generally, the smaller the company size, the greater these risks.

Trust Preferred Securities Risk

Trust preferred securities are subject to market risk and credit risk. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be thinly traded and a Fund may not be able to dispose of them at a favorable price. Trust preferred securities may be issued in reliance on Rule 144A under the Securities Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings.

Unrated Securities Risk

Because a Fund may purchase securities that are not rated by any rating organization, a sub-advisor, after assessing their credit quality, may internally assign ratings to certain of those securities, in categories of those similar to those of rating organizations. Investing in unrated securities involves the risk that the sub-advisor may not accurately evaluate the security's comparative credit rating. To the extent that a Fund invests in unrated securities, a Fund's success in achieving its investment objective may depend more heavily on the sub-advisor's credit analysis than if a Fund invested exclusively in rated securities.  Some unrated securities may not have an active trading market or may be difficult to value, which means a Fund might have difficulty selling them promptly at an acceptable price.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent

Prospectus – Additional Information About the Funds	31

the payment of interest or principal. This could result in losses to a Fund. Investments in government-sponsored enterprises, are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association ("Ginnie Mae"); (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of the Fannie Mae and Freddie Mac or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, to the extent a Fund holds securities of such issuers, it might not be able to recover its investment from the U.S. Government.

Valuation Risk

This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV. The Fund's ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Value Stocks Risk

Investments in value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. This may result in the value stocks' prices remaining undervalued for extended periods of time. While a Fund's investments in value stocks seek to limit potential downside price risk over time, value stock prices still may decline substantially.  In addition, a Fund may produce more modest gains as a trade-off for this potentially lower risk. A Fund's performance also may be affected adversely if value stocks become unpopular with or lose favor among investors. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. A Fund's value style could cause it to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Additional Information About Performance Benchmarks

In this Prospectus, the annual total return of each Fund has been compared to one or more broad-based market index(es).  Set forth below is additional information regarding the index to which each Fund's performance is compared.

American Beacon SiM High Yield Opportunities Fund

The Fund's performance is compared to the BofA Merrill Lynch US High Yield Master II Index.

■

The BofA Merrill Lynch US High Yield Master II Index ("Master II") is a commonly used benchmark index for high yield composite bonds. It is administered by Merrill Lynch/Bank of America. The Master II is a measure of the broad high yield market.

American Beacon The London Company Income Equity Fund

The Fund's performance will be compared to the Russell 1000® Value Index.

■

The Russell 1000® Index is a registered trademark of Frank Russell Company.  The Russell 1000® Value Index measures the performance of the large cap value segment of the U.S. equity universe.

American Beacon Zebra Small Cap Equity Fund

The Fund's performance is compared to the Russell 2000® Index.

■

The Russell 2000® Index is a registered trademark of Frank Russell Company. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group ("Russell"). Russell is not responsible for and has not reviewed the American Beacon Zebra Small Cap Equity Fund and American Beacon The London Company Income Equity Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES. RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

32	Prospectus – Additional Information About the Funds

Fund Management

The Manager

AMERICAN BEACON ADVISORS, INC. (the "Manager") serves as the Manager and administrator of the Funds. The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is an indirect wholly-owned subsidiary of Resolute Investment Holdings, LLC, which is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P.

The Manager was organized in 1986 to provide investment management, advisory, and administrative services. The Manager is registered as an investment adviser under the Investment Advisers Act of 1940. The Manager, on behalf of the Funds, has filed a notice claiming the Commodity Futures Trading Commission ("CFTC") Regulation 4.5 exclusion from registration with the CFTC as a commodity pool operator under the Commodity Exchange Act and the Manager is exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Funds.

For the fiscal year ended August 31, 2017, each Fund paid aggregate management fees to the Manager and investment advisory fees to its sub-advisor(s) as a percentage of each Fund's average daily net assets, net of waivers and recoupments, as follows:

Fund	Aggregate Management and Investment Advisory Fees
American Beacon SiM High Yield Opportunities	0.72%
American Beacon The London Company Income Equity	0.66%
American Beacon Zebra Small Cap Equity	0.56%

The Manager also may receive 10% of the net monthly income generated from a Fund's securities lending activities as compensation for oversight of the Funds' securities lending program, including the securities lending agent, State Street Bank and Trust Company. The SEC has granted exemptive relief that permits the Funds to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

As of the date of this Prospectus, the American Beacon The London Company Income Equity Fund and the American Beacon Zebra Small Cap Equity Fund intend to engage in securities lending activities.

A discussion of the Board's consideration and approval of the Management Agreement between the Funds and the Manager and the Investment Advisory Agreements among the Trust, on behalf of the Funds, each sub-advisor and the Manager is available in the Funds' annual report for the period ended August 31, 2017.

The Manager has contractually agreed from time to time to waive fees and/or reimburse expenses for the Funds in order to maintain competitive expense ratios for each Fund. The Board has approved a policy whereby the Manager may seek repayment for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment.

The Sub-Advisors

Set forth below is a brief description of each sub-advisor and the portfolio managers who are jointly and primarily responsible for the day-to-day management of the sub-advisor's allocation of a Fund. The Funds' SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Funds they manage and their compensation.

STRATEGIC INCOME MANAGEMENT, LLC (‘‘SiM''), 1200 Westlake Ave N, Suite 713, Seattle, Washington 98109 was formed in October 2010 from certain key high yield and asset allocation investment management personnel at Edge Asset Management (formerly WM Advisors). As of September 30, 2017, SiM had assets under management totaling approximately $1.4 billion. SiM serves as sub-advisor to the American Beacon SiM High Yield Opportunities Fund.

Gary Pokrzywinski is the President and Lead Portfolio Manager for SiM. He managed the Principal High Yield Mutual Fund from its inception in April 1998 to May 2009. Before Co-Founding SiM in 2010, he was the CIO and a High Yield Portfolio Manager for Edge Asset Management (and its predecessor), an affiliate of Principal Financial Group. He worked for Edge and its predecessor from 1992 to 2009. Prior, Mr. Pokrzywinski was an investment officer/portfolio manager for Firstar Investment Services Co.

Brian Placzek is the Executive Vice President and Portfolio Manager for SiM. Prior to joining SiM in 2010, he worked from 1990 to 2010 for Edge Asset Management (and its predecessor), an affiliate of Principal Global Investors as Head of Fixed Income/Research. Mr. Placzek has 30+ years of experience in investment management and financial analysis. Prior to Edge, Mr. Placzek was a corporate bond analyst and trader at Washington Mutual Bank.

THE LONDON COMPANY OF VIRGINIA, LLC (‘‘The London Company''), 1800 Bayberry Court, Suite 301, Richmond, VA 23226, is an investment advisory firm founded in 1994 and is majority employee owned. As of September 30, 2017, The London Company had assets under management totaling approximately $10.76 billion. The London Company serves as sub-advisor to the American Beacon The London Company Income Equity Fund.

Stephen Goddard CFA, Managing Principal, CIO and Lead Portfolio Manager, founded The London Company in 1994 and has served in this capacity since founding the company. Previously, he held Senior Portfolio Management positions at CFB Advisory and Flippin, Bruce & Porter. He has over 25 years of investment experience.

Jonathan Moody CFA, Principal and Portfolio Manager, joined The London Company in 2002. He has served as a Portfolio Manager since 2002 and has been a Principal since 2010. Previously, he founded Primary Research Group.

J. Brian Campbell CFA, Portfolio Manager. He has served as Portfolio Manager since he joined The London Company in 2010. Prior to joining The London Company, he was a Portfolio Manager and the Director of Research at Hilliard Lyons Capital Management from 2004 to 2010.

Mark E. DeVaul CFA, CPA, Portfolio Manager. He has served as Portfolio Manager since he joined The London Company in 2011. Previously he served as Portfolio Manager at Beacon Capital Management from 2010 to 2011 and Equity Research Analyst at Nuveen Investments from 2002 to 2009.

ZEBRA CAPITAL MANAGEMENT, LLC (‘‘Zebra''), 612 Wheelers Farms Road, Milford, Connecticut 06461, is an asset manager specializing in managing both fundamentally based and quantitatively-driven equity strategies through a range of fund vehicles. Zebra was founded in 2001 and had approximately $945 million of assets under management as of September 30, 2017. Zebra serves as sub-advisor to the American Beacon Zebra Small Cap Equity Fund.

Roger Ibbotson and Eric Stokes serve as the Funds' portfolio managers and share responsibilities for the day-to-day management of the Fund's investment portfolio.

Prospectus – Fund Management	33

Roger Ibbotson Ph.D. has served as a member of the portfolio management team of the Fund since its inception. Dr. Ibbotson is the Chairman, Chief Investment Officer and a member of the Zebra portfolio management team, having served in these roles since the firm was founded in 2001. Dr. Ibbotson has also been a Professor at Yale School of Management since 1984 and is the Founder and former Chairman of Ibbotson Associates, now a Morningstar Company. Dr. Ibbotson served on numerous boards and currently serves on the board of the Dimensional Fund Advisors' funds.

Eric Stokes joined Zebra as Portfolio Manager in February 2011. He is responsible for overseeing the various portfolios managed by Zebra, ongoing research efforts, and product management. Prior to joining Zebra, Mr. Stokes was a Principal and Chief Investment Officer at Reed-Stokes Capital Partners from 2008 to 2011. From 2006 to 2008, Mr. Stokes was a Principal at Market Neutral Strategy, LLC. He also served as a portfolio manager for Graham Capital Management where he managed a discretionary fund from 2005 to 2006.

Valuation of Shares

The price of each Fund's shares is based on its net asset value ("NAV") per share. Each Fund's NAV is computed by adding total assets, subtracting all of the Fund's liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of a Fund's shares is determined based on a pro rata allocation of a Fund's investment income, expenses and total capital gains and losses. A Fund's NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (‘‘NYSE''), which is typically 4:00 p.m. Eastern Time. However, if trading on the NYSE closes at a time other than 4:00 p.m. Eastern Time, a Fund's NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Funds do not price their shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when a Fund is not open for business, which may result in the value of a Fund's portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. The price of debt securities generally is determined using pricing services or quotes obtained from broker/dealers who may consider a number of inputs and factors, such as comparable characteristics, yield curve, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flow. Investments in other mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of closed-end funds and ETFs, are valued at the last sale price or official closing price.

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When a Fund holds securities or other assets that are denominated in a foreign currency, a Fund will normally use the currency exchange rates as of 4:00 p.m. Eastern Time.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board of Trustees, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security's trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security's true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of a Fund's NAV, fair value pricing may be used on the affected security or securities. Securities of small capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies. The Funds may fair value securities as a result of significant events occurring after the close of the foreign markets in which a Fund invests. In addition, the Funds may invest in illiquid securities requiring these procedures.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Funds' fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Funds' fair valuation procedures. You may view a Fund's most recent NAV per share at www.americanbeaconfunds.com by clicking on ‘‘Quick Links'' and then ‘‘Daily NAVs.''

34	Prospectus – Fund Management

About Your Investment

Choosing Your Share Class

Each Fund offers various classes of shares.  Each share class of a Fund represents an investment in the same portfolio of securities for that Fund, but each class has its own expense structure and combination of purchase restrictions, sales charges and ongoing fees, allowing you to choose the class that best fits your situation.

Factors you should consider when choosing a class of shares include:

■

How long you expect to own the shares;

■

How much you intend to invest;

■

Total expenses associated with owning shares of each class;

■

Whether you qualify for any reduction or waiver of sales charges;

■

Whether you plan to take any distributions in the near future; and

■

Availability of share classes.

Each investor's financial considerations are different. You should speak with your financial adviser to help you decide which share class is best for you.

A Class Charges and Waivers

The table below shows the amount of sales charges you will pay on purchases of A Class shares of the Funds both as a percentage of offering price and as a percentage of the amount you invest. The sales charge differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. If you invest more, the sales charge will be lower.

Any applicable sales charge will be deducted directly from your investment. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the table below. Shares acquired through reinvestment of dividends or other distributions are not subject to a front-end sales charge. You may qualify for a reduced sales charge or the sales charge may be waived as described below in ‘‘A Class Sales Charge Reductions and Waivers.''

American Beacon The London Company Income Equity Fund and American Beacon Zebra Small Cap Equity Fund

Amount of Sale/ Account Value	As a % of Offering Price	As a % of Investment	Dealer Commission as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.75%	2.83%	2.05%
$500,000 but less than $1 million	2.00%	2.04%	1.50%
$1 million and above	0.00%	0.00%†	‡

† No initial sales charge applies on purchases of $1,000,000 or more. A CDSC of 0.50% of the offering price will be charged on purchases of $1,000,000 or more that are redeemed in whole or in part within eighteen (18) months of purchase.

‡ See ‘‘Dealer Concessions on A Class Purchases Without a Front-End Sales Charge''.

American Beacon SiM High Yield Opportunities Fund

Amount of Sale/ Account Value	As a % of Offering Price	As a % of Investment	Dealer Commission as a % of Offering Price
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.25%	4.44%	3.50%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.75%	2.83%	2.05%
$500,000 but less than $1 million	2.00%	2.04%	1.50%
$1 million and above	0.00%	0.00%†	‡

† No initial sales charge applies on purchases of $1,000,000 or more. A CDSC of 0.50% of the offering price will be charged on purchases of $1,000,000 or more that are redeemed in whole or in part within eighteen (18) months of purchase.

‡ See ‘‘Dealer Concessions on A Class Purchases Without a Front-End Sales Charge''.

Foreside Fund Services, LLC (the ‘‘Distributor'') retains any portion of the commissions that are not paid to financial intermediaries to solely pay distribution-related expenses. Effective March 1, 2018, Resolute Investment Distributors, Inc. will replace Foreside Fund Services, LLC as the Fund(s)' distributor.

A Class Sales Charge Reductions and Waivers

A shareholder may qualify for a waiver or reduction in sales charges under certain circumstances. To receive a waiver or reduction in your A Class sales charge, you must advise the Funds' transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of purchase. If you or your financial intermediary do not let the Funds' transfer agent know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled.

Waiver of Sales Charges

There is no sales charge if you invest $1 million or more in A Class shares.

Sales charges also may be waived for certain shareholders or transactions, such as:

■

The Manager or its affiliates;

Prospectus – About Your Investment	35

■

Present and former directors, trustees, officers, employees of the Manager, the Manager's parent company, and American Beacon Funds (and their ‘‘immediate family'' as defined in the SAI), and retirement plans established by them for their employees;

■

Registered representatives or employees of intermediaries that have selling agreement with the Funds;

■

Shares acquired through merger or acquisition;

■

Insurance company separate accounts;

■

Employer-sponsored retirement plans;

■

Dividend reinvestment programs;

■

Purchases through certain fee-based programs under which investors pay advisory fees that may be offered through selected registered investment advisers, broker-dealers, and other financial intermediaries;

■

Shareholders that purchase a Fund through a financial intermediary that offers our A Class shares uniformly on a ‘‘no load'' (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary's prescribed fee schedule for purchases of fund shares; and

■

Reinvestment of proceeds within 90 days of a redemption from A Class account (see Redemption Policies for more information).

The availability of A Class sales charge waivers may depend upon the policies, procedures, and trading platform of your financial intermediary.

Reduced Sales Charges

Under a ‘‘Rights of Accumulation Program,'' a ‘‘Letter of Intent'' or through ‘‘Concurrent Purchases'' you may be eligible to buy A Class shares of the Funds at the reduced sales charge rates that would apply to a larger purchase. Each Fund reserves the right to modify or to cease offering these programs at any time.

This information is available, free of charge, on the Funds' website, www.americanbeaconfunds.com or call (800) 658-5811 or consult with your financial advisor.

Dealer Concessions on A Class Purchases Without a Front-End Sales Charge

Brokers who initiate and are responsible for purchases of $1,000,000 or more of A Class shares of a Fund may receive a dealer concession from the Funds' Distributor of 0.50% of the offering price. If a client or broker is unable to provide account verification on purchases of $1,000,000 or more, the dealer concession will be forfeited by the broker and front-end sales loads will apply. Dealer concessions will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge or dealer concession. Dealer concessions will be paid only on eligible purchases where the applicability of the CDSC can be monitored. Purchases eligible for sales charge waivers as described under ‘‘A Class Sales Charge Reductions and Waivers'' are not eligible for dealer concessions on purchases of $1,000,000 or more.

Rights of Accumulation Program

Under the Rights of Accumulation Program, you may qualify for a reduced sales charge for A Class shares by aggregating all of your investments held in certain accounts (‘'Qualified Accounts''). The following Qualified Accounts holding any share class of the American Beacon Funds may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

■

Accounts owned by you, your spouse or your minor children under the age of 21, including trust or other fiduciary accounts in which you, your spouse or your minor children are the beneficiary;

■

Uniform transfers or gifts to minors accounts (‘‘UTMA/UGMA'');

■

Individual retirement accounts ("IRAs"), including traditional, Roth, SEP and SIMPLE IRAs; and

■

Coverdell Education Savings Accounts or qualified 529 plans.

A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts.

You must notify your financial intermediary or the Funds' transfer agent, in the case of shares held directly with a Fund, at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program. In addition, you must provide either a list of account numbers or copies of account statements verifying your qualification. You may combine the historical cost or current value, as of the day prior to your additional American Beacon Funds' purchase (whichever is higher) of your existing American Beacon Funds' mutual fund with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and other distributions. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your financial intermediary may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV of your existing American Beacon Funds mutual fund investment with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify the Funds' transfer agent at the time of purchase that a purchase qualifies for a reduced sales charge and provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, the financial intermediary or the Funds' transfer agent will calculate the combined value of all of your Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent

If you plan to invest at least $50,000 (excluding any reinvestment of dividends and other distributions) during the next 13 months in any class of a Fund, you may qualify for a reduced sales charge for purchases of A Class shares by completing the Letter of Intent section of your account application.

A Letter of Intent indicates your intent to purchase at least $50,000 in any class of the American Beacon Funds over the next 13 months in exchange for a reduced A Class sales charge indicated on the above tables. The minimum initial investment under a Letter of Intent is $2,500. You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your account. If you have purchased shares of any American Beacon mutual fund within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however,

36	Prospectus – About Your Investment

previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Concurrent Purchases

You may combine simultaneous purchases in shares of any of the American Beacon Funds to qualify for a reduced charge.

Contingent Deferred Sales Charge (‘‘CDSC'') — A Class Shares

Unless a waiver applies, investors who purchase $1,000,000 or more of A Class shares of the Fund (and, thus, pay no initial sales charge) will be subject to a 0.50% CDSC if those shares are redeemed within 18 months after they are purchased. The CDSC does not apply if you are otherwise eligible to purchase A Class shares without an initial sales charge or are eligible for one of the waivers described herein or in the SAI.

CDSC— C Class Shares

If you redeem C Class shares within 12 months of purchase, you may be charged a CDSC of 1%. The CDSC generally will be deducted from your redemption proceeds. In some circumstances, you may be eligible for one of the waivers described herein or in the SAI. You must advise the transfer agent of your eligibility for a waiver when you place your redemption request.

How CDSCs will be Calculated

The amount of the CDSC will be based on the NAV of the redeemed shares at the time of the redemption or the original NAV, whichever is lower. Because of the rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the date of your purchase. The CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. A CDSC is not imposed on any increase in NAV over the initial purchase price or shares you received through the reinvestment of dividends or other distributions.

To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will redeem your shares in the following order:

■

shares acquired by the reinvestment of dividends or other distributions;

■

other shares that are not subject to the CDSC;

■

shares held the longest during the holding period.

Waiver of CDSCs — A and C Class Shares

A shareholder may qualify for a CDSC waiver under certain circumstances. To have your CDSC waived, you must advise the Funds' transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of redemption. If you or your financial intermediary do not let the Funds' transfer agent know that you are eligible for a waiver, you may not receive a waiver to which might otherwise be otherwise entitled.

The CDSC may be waived if:

■

The redemption is due to a shareholder's death or post-purchase disability;

■

The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value;

■

The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to the termination of the plan or the transfer of the plan to another financial institution;

■

The redemption is for a mandatory withdrawal from a traditional IRA account after age 70½;

■

The redemption is due to involuntary redemptions by a Fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of a Fund, or other actions;

■

The redemption is from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver;

■

The redemption is to return excess contributions made to a retirement plan; or

■

The redemption is to return contributions made due to a mistake of fact.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

Information regarding CDSC waivers for A and C Class shares is available, free of charge, on the Funds' website. Please visit www.americanbeaconfunds.com. You may also call (800) 658-5811 or consult with your financial advisor.

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary.  Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges).  Such intermediary-specific sales charge variations are described in Appendix A to this Prospectus, entitled "Intermediary Sales Charge Discounts and Waivers."  Appendix A is incorporated herein by reference (is legally a part of this Prospectus).

In all instances, it is the purchaser's responsibility to notify a Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts.

Purchase and Redemption of Shares

Eligibility

The A Class, C Class, Y Class, Investor Class, and Institutional Class shares offered in this Prospectus are available to eligible investors who meet the minimum initial investment. American Beacon Funds do not accept accounts registered to foreign individuals or entities, including foreign correspondent accounts. The Funds do not conduct operations and is not offered for purchase outside of the United States.

Subject to your eligibility, you may invest in a Fund directly or through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, third party administrators and retirement plans.

If you invest directly with a Fund, the fees and policies with respect to the Fund's shares that are outlined in this Prospectus are set by the Fund. The Manager and the Funds are not responsible for determining the suitability of the Funds or share class for any investor.

Prospectus – About Your Investment	37

Because in most cases it is more advantageous for investors using an intermediary to purchase A Class shares than C Class shares for amounts of $1,000,000 or more, the Funds will decline a request to purchase C Class shares for $1,000,000 or more.

If you invest through a financial intermediary, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy, sell and exchange shares of the Funds. If you establish an account through a financial intermediary, the investment minimums described in this section may not apply. Investors investing in a Fund through a financial intermediary should consult with their financial intermediary to ensure they obtain any proper "breakpoint" discount and regarding the differences between available share classes. Your broker-dealer or financial intermediary also may charge fees that are in addition to those described in this Prospectus. Please contact your intermediary for information regarding investment minimums, how to purchase and redeem shares and applicable fees.

Minimum Initial Investment by Share Class

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$ 250
A, Investor	$2,500	$50	$ 250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Investor Class shares are also available to traditional IRA and Roth IRA shareholders investing directly in a Fund. The minimum investment is $2,500. A traditional IRA or Roth IRA invested directly will be charged an annual maintenance fee of $15.00 by the Custodian.

The Manager may allow a reasonable period of time after opening an account for a Y Class or Institutional Class investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial advisors who make investments for a group of clients, the minimum initial investment can be met through aggregated purchase orders for more than one client.

Opening an Account

You may open an account through your broker-dealer or other financial intermediary. Please contact your financial intermediary for more information on how to open an account. Shares you purchase through your broker-dealer will normally be held in your account with that firm.

To open an account directly with the Funds, a completed, signed application is required. You may obtain an account application from the Funds' website www.americanbeaconfunds.com or by calling 1-800-658-5811. Institutional shareholders should call 1-800-967-9009.

Complete the application, sign it and send it:

Regular Mail to: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643 (or institutional shareholders may fax to) (816) 374-7408	For Overnight Delivery: American Beacon Funds c/o Boston Financial Data Services, Inc. ("BFDS")* 330 West 9th Street Kansas City, MO 64105 (800) 658-5811

* Effective January 1, 2018, the name of BFDS will change to DST Asset Manager Solutions, Inc.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked for information that will allow the Funds or your financial institution to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, and taxpayer identification numbers on the account or other documentation. The Funds are required by law to reject your new account application if the required identifying information is not provided.

A Fund reserves the right to liquidate a shareholder's account at the current day's NAV and remit proceeds via check if the Fund or a financial institution is unable to verify the shareholder's identity within three days of account opening.

Purchase Policies

Shares of the Funds are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the NYSE (whichever comes first) on each day on which the NYSE is open for business. If a purchase order is received by a Fund in good order prior to the Fund's deadline, the purchase price will be the NAV per share next determined on that day, plus any applicable sales charges. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that a Fund is open for business plus any applicable sales charge. Shares of a Fund will only be issued against full payment, as described more fully in this Prospectus and SAI.

The Funds have authorized certain third party financial intermediaries, such as broker-dealers, insurance companies, third party administrators and trust companies, to receive purchase and redemption orders on behalf of the Funds and to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. A Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund's next determined NAV after receipt by the financial intermediary or its designee. It is the responsibility of your broker-dealer or financial intermediary to transmit orders that will be received by the Funds in proper form and in a timely manner.

Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold. Prospective investors should inquire as to whether shares of a Fund are available for offer and sale in their jurisdiction. Each Fund reserves the right to refuse purchases if, in the judgment of the Funds, the transaction would adversely affect the Funds and its shareholders. Each Fund has the right to reject any purchase order or cease offering any or all classes of shares at any time. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Funds will not accept ‘‘starter'' checks, credit card checks, money orders, cashier's checks, or third party checks.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Funds or the Manager has incurred. Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or canceled and the monies may be withheld.

38	Prospectus – About Your Investment

Please refer to the section titled ‘‘Frequent Trading and Market Timing'' for information on the Funds' policies regarding frequent purchases, redemptions, and exchanges.

Redemption Policies

If you purchased shares of the Funds through your financial intermediary, please contact your broker-dealer or other financial intermediary to sell shares of a Fund.

The redemption price will be the NAV next determined after a redemption request is received in good order, minus any applicable CDSC and/or redemption fees. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first).

Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first) generally are transmitted to shareholders on the next day the Funds are open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.

You may, within 90 days of redemption, reinvest all or part of the proceeds of your redemption of A or C Class shares of a Fund, without incurring any applicable additional sales charge, in the same class of another American Beacon Fund, by sending a written request and a check to your financial intermediary or directly to the Funds. Reinvestment must be into the same account from which you redeemed the shares or received the distribution. Proceeds from a redemption and all dividend payments and other distributions will be reinvested in the same share class from which the original redemption or distribution was made. Reinvestment will be at the NAV next calculated after the Funds receive your request. You must notify the Funds and your financial intermediary at the time of investment if you decide to exercise this privilege.

The Funds reserve the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of a Fund's investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Funds' shareholders.

Although the Funds intend to redeem shares by paying out available cash, cash generated by selling portfolio holdings (including cash equivalent portfolio holdings), or funds borrowed through the Funds' interfund credit facility, in stressed market conditions and other appropriate circumstances, the Funds reserve the right to pay the redemption price in whole or in part by borrowing funds from external parties or distributing of securities or other assets held by the Funds. To the extent that a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

Please refer to the section titled ‘‘Frequent Trading and Market Timing'' for information on the Funds' policies regarding frequent purchases, redemptions, and exchanges.

Exchange Policies

If you purchased shares of the Funds through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for its policies to effect an exchange.

Shares of any class of a Fund may be exchanged for shares of the same class of another American Beacon Fund under certain limited circumstances. Since an exchange involves a concurrent redemption and purchase, please review the sections titled "Redemption Policies" and "Purchase Policies" for additional limitations that apply to redemptions and purchases. There is no front-end sales charge on exchanges between A Class shares of a Fund for A Class shares of another fund. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange to shares of another fund that has a CDSC however, shares exchanged between funds that impose a CDSC will be charged a CDSC if redeemed within 12 months or 18 months, as applicable, of the purchase of the initial shares.

Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of remaining shares.

If shares of a Fund were purchased by check, a shareholder must have owned those shares for at least ten days prior to exchanging out of the Fund and into another fund.

The eligibility and minimum investment requirement must be met for the class into which the shareholder is exchanging. Fund shares may be acquired through exchange only in U.S. states and Territories in which they can be legally sold. Each Fund reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. Each Fund reserves the right to refuse exchange requests if, in the judgment of a Fund, the transaction would adversely affect the Fund and its shareholders. Please refer to the section titled "Frequent Trading and Market Timing" for information on the Funds' policies regarding frequent purchases, redemptions, and exchanges.

Shares of any class of a Fund may be converted to shares of another class of the same Fund under certain limited circumstances.  For federal income tax purposes, the conversion of shares of one share class of a Fund for shares of a different share class of the same Fund will generally not result in the realization of a capital gain or loss. However, an exchange of shares of one Fund for shares of a different American Beacon Fund generally is considered a redemption and a concurrent purchase, respectively, as noted above, and thus may result in the realization of capital gain or loss for those purposes.

How to Purchase, Redeem or Exchange Shares

If your account is through a broker-dealer or other financial intermediary, please contact them directly to purchase, redeem or exchange shares of the Funds. Your broker-dealer or financial intermediary can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your broker dealer or financial intermediary will transmit your request to a Fund and may charge you a fee for this service. A Fund will not accept a purchase order of $1,000,000 or more for C Class shares if the purchase is known to be on behalf of a single investor (not including dealer "street name" or omnibus accounts). Dealers, other financial intermediaries or fiduciaries purchasing shares for their customers are responsible for determining the suitability of a particular share class for an investor.

You should include the following information with any order:

• Your name/Account registration

• Your account number

• Type of Transaction requested

• Fund name and fund numbers

Prospectus – About Your Investment	39

• Dollar amount or number of shares

Transactions for direct shareholders are conducted through:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class Only)
Mail	American Beacon Funds PO Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o Boston Financial Data Services, Inc. ("BFDS")* 330 West 9th Street Kansas City, MO 64105

* Effective January 1, 2018, the name of BFDS will change to DST Asset Manager Solutions, Inc.

Purchases by Wire:

Send a bank wire to State Street Bank and Trust Co. with these instructions:

■

ABA# 0110-0002-8; AC-9905-342-3,

■

Attn: American Beacon Funds

■

the fund name and fund number, and

■

shareholder account number and registration.

Redemption Proceeds will be mailed to account of record or transmitted to commercial bank designated on the account application form.

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Supporting documents may be required for redemptions by estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Redemption requests must also include authorized signature(s) of all persons required to sign for the account. Call 1-800-658-5811 for instructions.

To protect the Fund and your account from fraud, a STAMP 2000 Medallion signature guarantee is required for redemption orders:

■

with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application,

■

for an account whose address has changed within the last 30 days if proceeds are sent by check, or

■

The Fund only accepts STAMP 2000 Medallion signature guarantees, which may be obtained at participating banks, broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.

Payments to Financial Intermediaries

For certain share classes, each Fund and/or the Manager (and/or the Manager's affiliates), at their own expense, may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Funds. To the extent that a Fund pays any such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Manager, the Funds or their transfer agent. To the extent the Manager or its affiliate pays such compensation, it would likely include amounts from that party's own resources and constitute what is sometimes referred to as "revenue sharing.''

Compensation received by a financial intermediary from a Fund, the Manager or an affiliate of the Manager may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding a Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from a Fund or the Manager and/or its affiliates, and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of a Fund, or a certain class of shares of a Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of a Fund within its organization by, for example, placing it on a list of preferred funds. You can contact your financial intermediary for details about any such payments it receives from the Manager, its affiliates and/or the Funds, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this Prospectus.

40	Prospectus – About Your Investment

General Policies

If a shareholder's account balance falls below the following minimum levels, the shareholder may be asked to increase the balance.

Share Class	Account Balance
A, Investor	$ 2,500
C	$ 1,000
Y	$25,000
Institutional	$75,000

If the account balance remains below the applicable minimum account balance after 45 days, each Fund reserves the right to close the account and send the proceeds to the shareholder. Each Fund reserves the authority to modify minimum account balances in its discretion.

A Signature Validation Program (‘‘SVP'') stamp or notary stamp may be required in order to change an account's registration or banking instructions. You may obtain a SVP stamp at participating banks, broker-dealers and credit unions, but not from a notary public. The SVP stamp is analogous to the STAMP 2000 Medallion guarantee in that it is provided at similar institutions. However, it is used only for non-financial transactions.

The following policies apply to instructions you may provide to the Funds by telephone:

■

The Funds, their officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

■

The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone are genuine.

■

Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

Each Fund reserves the right to:

■

liquidate a shareholder's account at the current day's NAV and remit proceeds via check if the Funds or a financial institution are unable to verify the shareholder's identity within three business days of account opening,

■

seek reimbursement from the shareholder for any related loss incurred by a Fund if payment for the purchase of Fund shares by check does not clear the shareholder's bank, and

■

reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by a Fund if funds are not received by the applicable wire deadline.

A shareholder will not be required to pay a CDSC when the registration for A Class or C Class shares is transferred to the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When A Class or C Class shares are transferred, any applicable CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.

Escheatment

Please be advised that certain state escheatment laws may require a Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property unless you contact the Funds. Many states have added ‘‘inactivity'' or the absence of customer initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder initiated activity on an account for at least three (3) to five (5) years.

Depending on the laws in your jurisdiction, customer initiated contact might be achieved by one of the following methods:

■

Send a letter to American Beacon Funds via the United States Post Office,

■

Speak to a Customer Service Representative on the phone after you go through a security verification process. For residents of certain states, contact cannot be made by phone but must be in writing or through the Funds' secure web application.

■

Access your account through the Funds' secure web application,

■

Cashing checks that are received and are made payable to the owner of the account.

The Funds, the Manager, and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer's and/or Controller's Offices.  If you do not hold your shares directly with a Fund, you should contact your broker-dealer, retirement plan, or other third party, intermediary regarding applicable state escheatment laws.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder's account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder's location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative. The completed designation form may be mailed to the below address.

Contact information:

American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643
1-800-658-5811
www.americanbeaconfunds.com

Frequent Trading and Market Timing

Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including (i) the dilution of a Fund's NAV, (ii) an increase in a Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in a Fund's NAV is known as market timing.

The Funds' Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing.

Shareholders may transact one ''round trip'' in a Fund in any rolling 90-day period. A ''round trip'' is defined as two transactions, each in an opposite direction. A round trip may involve either (i) a purchase or exchange into a Fund followed by a redemption or exchange out of a Fund or (ii) a redemption or

Prospectus – About Your Investment	41

exchange out of a Fund followed by a purchase or exchange into a Fund. If the Manager detects that a shareholder has exceeded one round trip in a Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, may prohibit the shareholder from making further purchases of that Fund. In general, each Fund reserves the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder's activity violates any policy stated in this Prospectus. Additionally, the Manager may in its discretion, reject any purchase or exchange into a Fund from any individual investor, institutional investor, or group whose trading activity could disrupt the management of a Fund or dilute the value of the Fund's shares, including collective trading (e.g., following the advice of an investment newsletter). Such investors may be barred from future purchases of American Beacon Funds.

The round-trip limit does not apply to the following transaction types:

■

shares acquired through the reinvestment of dividends and other distributions;

■

systematic purchases and redemptions; shares redeemed to return excess IRA contributions; or

■

certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third party administrators of retirement plans, and trust companies, will be asked to enforce the Funds' policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Funds that they are currently unable to enforce the Funds' policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Funds' policies. A Fund may defer to an intermediary's policies. For more information, please contact the financial intermediary through which you invest in the Funds.

The Manager monitors trading activity in the Funds to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary's provision of information necessary to identify transactions by the underlying investors. The Funds have entered into agreements with the intermediaries that service the Funds' investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Funds and to act on the Funds' instructions to restrict transactions by investors who the Manager has identified as having violated the Funds' policies and procedures to deter frequent trading and market timing.

Wrap programs offered by certain intermediaries may be designated ‘‘Qualified Wrap Programs'' by a Fund based on specific criteria established by the Funds and a certification by the intermediary that the criteria have been met. A Qualified Wrap Program is a wrap program whose sponsoring intermediary: (i) certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio; (iii) provides the Manager a description of the wrap program(s); and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary's wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client's purchase of a Fund followed within 90 days by the intermediary's redemption of the same Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to a Fund, the Manager will revoke the intermediary's Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with a Fund's frequent trading and market timing policies, including any applicable redemption fees.

Each Fund reserves the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Funds' policies and procedures to deter frequent trading and market timing will have the intended effect or that the Manager will be able to detect frequent trading and market timing.

Distributions and Taxes

Each Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income ("dividends") and distributions of realized net capital gains ("capital gain distributions") and net gains from foreign currency transactions (sometimes referred to below collectively as "other distributions") (and dividends and other distributions are sometimes referred to below collectively as "distributions").  Different tax treatment applies to different types of distributions (as described in the table below).

No Fund has a fixed dividend rate or guarantees that it will pay any distributions in any particular period. Distributions paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the services and/or fees applicable to certain classes of shares. Distributions are paid as follows:

American Beacon Fund	Dividends Paid	Other Distributions Paid
SiM High Yield Opportunities	Monthly	Annually
The London Company Income Equity	Monthly	Annually
Zebra Small Cap Equity	Annually	Annually

Options for Receiving Dividends and Other Distributions

When you open your Fund account, you can specify on your application how you want to receive distributions. To change that option, you must notify the transfer agent. Unless you instruct otherwise in your account application, distributions payable to you by a Fund will be reinvested in additional shares of the distributing class of that Fund. There are four payment options available:

■

Reinvest All Distributions. You can elect to reinvest all distributions by a Fund in additional shares of the distributing class of that Fund.

■

Reinvest Only Some Distributions. You can elect to reinvest some types of distributions by a Fund in additional shares of the distributing class of that Fund while receiving the other types of distributions by that Fund by check or having them sent directly to your bank account by ACH ("in cash").

■

Receive All Distributions in Cash. You can elect to receive all distributions in cash.

42	Prospectus – About Your Investment

■

Reinvest Your Distributions in another American Beacon Fund. You can reinvest all of your distributions by a Fund on a particular class of shares in shares of the same class of another American Beacon Fund that is available for exchanges. You must have an existing account in the same share class of the selected fund.

If you invest directly with the Funds, any election to receive distributions payable by check will only apply to distributions totaling $10.00 or more. Any distribution by a Fund totaling less than $10.00 will be reinvested in shares of the distributing class of that Fund and will not be paid to you by check. This policy does not apply to you if you have elected to receive distributions that are paid in cash.

If you elect to receive a distribution by check and the U.S. Postal Service cannot deliver your check, or if your check remains uncashed for at least six months, each Fund reserves the right to reinvest the amount of your check, and to reinvest all subsequent distributions, in shares of the distributing class of that Fund at the NAV per share on the day of the reinvestment. Interest will not accrue on amounts represented by uncashed distribution or redemption checks.

Shareholders investing in a Fund through a financial intermediary should discuss their options for receiving distributions with the intermediary.

Taxes

Fund distributions are taxable to shareholders other than tax-qualified retirement accounts and other tax-exempt investors. However, the portion of a Fund's dividends derived from its investments in U.S. Government obligations, if any, is generally exempt from state and local income taxes. The following table outlines the typical status of transactions in taxable accounts:

Type of Transaction	Federal Tax Status
Dividends from net investment income*	Ordinary income**
Distributions of the excess of net short-term capital gain over net long-term capital loss*	Ordinary income
Distributions of net gains from certain foreign currency transactions*	Ordinary income
Distributions of the excess of net long-term capital gain over net short-term capital loss ("net capital gain'')*	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses
Redemptions or exchanges of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules

*  Whether reinvested or taken by check or in cash.

** Except for dividends that are attributable to ‘‘qualified dividend income'' (as described below), if any.

To the extent distributions are attributable to net capital gain that a Fund recognizes, they are subject to a 15% maximum federal income tax rate for individual and certain other non-corporate shareholders (each, an ‘‘individual'') (20% for individuals with taxable income exceeding certain thresholds, which are indexed for inflation annually), regardless of how long the shareholder held his or her Fund shares.

A portion of the dividends a Fund pays to individuals may be ‘‘qualified dividend income'' (‘‘QDI'') and thus eligible for the preferential rates mentioned above that apply to net capital gain. QDI is the aggregate of dividends a Fund receives on shares of most domestic corporations and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions.  To be eligible for those rates, a shareholder must meet similar restrictions with respect to his or her Fund shares.

A portion of the dividends a Fund pays may also be eligible for the dividends-received deduction allowed to corporations ("DRD"), subject to similar holding period and other restrictions, but the eligible portion may not exceed the aggregate dividends a Fund receives from domestic corporations only. However, dividends that a corporate shareholder receives and deducts pursuant to the DRD may be subject indirectly to the federal alternative minimum tax.  The American Beacon SiM High Yield Opportunities Fund does not, however, expect a substantial part of its dividends to qualify as QDI or be eligible for the DRD.

A shareholder may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual recognizes on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the 15% and 20% rates mentioned above.

A shareholder who wants to use an acceptable basis determination method with respect to Fund shares that the shareholder acquired or acquires after 2011 ("Covered Shares") other than the average basis method (the Funds' default method), must elect to do so in writing, which may be electronic. A Fund, or its administrative agent, must report to the Internal Revenue Service and furnish to its shareholders the basis information for dispositions of Covered Shares. See "Tax Information" in the SAI for a description of the rules regarding that election and each Fund's reporting obligation.

An individual must pay a 3.8% tax on the lesser of (1) the individual's ‘‘net investment income,'' which generally includes distributions a Fund pays and net gains realized on a redemption or exchange of Fund shares, or (2) the excess of the individual's ‘‘modified adjusted gross income'' over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts.  Shareholders should consult their own tax advisers regarding the effect, if any, this tax may have on their investment in Fund shares.

Each year, each Fund's shareholders will receive tax information to assist them in preparing their income tax returns.

The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders, who should consult their tax advisers regarding specific questions as to the effect of federal, state and local income taxes on an investment in a Fund.

Prospectus – About Your Investment	43

Additional Information

The Funds' Board of Trustees oversees generally the operations of the Funds. The Trust enters into contractual arrangements with various parties, including among others, the Funds' manager, sub-advisor(s), custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning the Funds that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the Statement of Additional Information is intended, or should be read, to be or create an agreement or contract between the Trust or the Funds and any investor, or to create any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. Nothing in this Prospectus, the Statement of Additional Information or the Funds' reports to shareholders is intended to provide investment advice and should not be construed as investment advice.

Distribution and Service Plans

The Funds have adopted separate Distribution Plans for their A Class and C Class shares in accordance with Rule 12b-1 under the Investment Company Act, which allows the A Class and C Class shares to pay distribution and other fees for the sale of Fund shares and for other services provided to shareholders. Each Plan also authorizes the use of any fees received by the Manager in accordance with the Management Agreement, and any fees received by the sub-advisors pursuant to their Investment Advisory Agreements with the Manager, to be used for the sale and distribution of Fund shares. The Plans provide that the A Class shares of a Fund will pay up to 0.25% per annum of the average daily net assets attributable to the A Class and the C Class shares of each Fund will pay up to 1.00% per annum of the average daily net assets attributable to the C Class, to the Manager (or another entity approved by the Board).

The Funds have also adopted a shareholder services plan for their A Class, C Class and Investor Class shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payment of up to 0.25% of the average daily net assets attributable to the A Class shares, up to 0.25% of the average daily net assets attributable to the C Class shares and up to 0.375% of the average daily net assets attributable to the Investor Class shares. In addition, a Fund may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y Class and Institutional Class shares of a Fund. Because these fees are paid out of a Fund's A Class, C Class, Y Class, Investor Class and Institutional Class assets on an ongoing basis, over time these fees will increase the cost of your investment.

Portfolio Holdings

A complete list of holdings for the American Beacon SiM High Yield Opportunities Fund and the American Beacon The London Company Income Equity Fund is made available on the Funds' website on a monthly basis approximately twenty days after the end of each month and remains available for six months thereafter.  A complete list of holdings for the American Beacon Zebra Small Cap Equity Fund is made available on the Fund's website on a quarterly basis.  The holdings information is generally posted to the website approximately sixty days after the end of each calendar quarter and remains available for six months thereafter.  A list of each Fund's ten largest holdings is made available on the Funds' website on a quarterly basis.  The ten largest holdings of the Fund are generally posted to the website approximately fifteen days after the end of each calendar quarter and remain available until the next quarter. To access the holdings information, go to www.americanbeaconfunds.com. A Fund's ten largest holdings may also be accessed by selecting a particular Fund's fact sheet.

A description of the Funds' policies and procedures regarding the disclosure of portfolio holdings is available in the Funds' SAI, which you may access on the Fund's website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.

Delivery of Documents

If you are interested in electronic delivery of the Funds' summary prospectuses and shareholder reports, please go to www.americanbeaconfunds.com and click on ‘‘Resource Center'' and then ‘‘Register for E-Delivery.''

To reduce expenses, your financial institution may mail only one copy of the summary prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

44	Prospectus – Additional Information

Financial Highlights

The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years or the period of that Fund's operations, as applicable. Certain information reflects financial results for a single Fund share. The total returns in each Fund's table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and other distributions). The information in the financial highlights has been derived from the Funds' financial statements audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Funds' financial statements, is included in the Funds' Annual Report, which you may obtain upon request.

American Beacon SiM High Yield Opportunities Fund
	Institutional Class
For a share outstanding throughout the period:	Year Ended August 31, 2017	Year Ended August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013
Net asset value, beginning of period	$9.49	$9.43		$10.35	$10.16	$9.93
Income from investment operations:
Net investment income	0.57	0.59		0.57	0.64	0.75
Net gains (losses) on investments (both realized and unrealized)	0.13	0.05		(0.65)	0.47	0.26
Total income (loss) from investment operations	0.70	0.64		(0.08)	1.11	1.01
Less distributions:
Dividends from net investment income	(0.53)	(0.52)		(0.55)	(0.69)	(0.75)
Distributions from net realized gains	–	–		(0.29)	(0.23)	(0.03)
Tax return of capital	(0.05)	(0.06	)A	–	–	–
Total distributions	(0.58)	(0.58)		(0.84)	(0.92)	(0.78)
Redemption fees added to beneficial interestsB	–	–		–	–	–
Net asset value, end of period	$9.61	$9.49		$9.43	$10.35	$10.16
Total returnC	7.51%	7.28%		(0.78)%	11.34%	10.29%
Ratios and supplemental data:
Net assets, end of period	$355,492,590	$419,036,240		$230,287,454	$75,388,828	$45,471,117
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.85%	0.91%		0.88%	0.86%	0.93%
Expenses, net of reimbursements or recoupments	0.84%	0.84%		0.84%	0.84%	0.84%
Net investment income, before expense reimbursements or recoupments	6.00%	6.30%		5.38%	5.88%	7.11%
Net investment income, net of reimbursements or recoupments	6.01%	6.37%		5.41%	5.90%	7.20%
Portfolio turnover rate	50%	57%		43%	38%	65%

A	Return of capital is calculated based on outstanding shares at the time of distribution.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	45

American Beacon SiM High Yield Opportunities Fund
	Y Class
For a share outstanding throughout the period:	Year Ended August 31, 2017	Year Ended August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013
Net asset value, beginning of period	$9.48	$9.42		$10.34	$10.14	$9.92
Income from investment operations:
Net investment income	0.58	0.59		0.53	0.64	0.73
Net gains (losses) on investments (both realized and unrealized)	0.11	0.05		(0.62)	0.46	0.25
Total income (loss) from investment operations	0.69	0.64		(0.09)	1.10	0.98
Less distributions:
Dividends from net investment income	(0.52)	(0.52)		(0.54)	(0.67)	(0.73)
Distributions from net realized gains	–	–		(0.29)	(0.23)	(0.03)
Tax return of capital	(0.05)	(0.06	)A	–	–	–
Total distributions	(0.57)	(0.58)		(0.83)	(0.90)	(0.76)
Redemption fees added to beneficial interestsB	–	–		–	–	–
Net asset value, end of period	$9.60	$9.48		$9.42	$10.34	$10.14
Total returnC	7.46%	7.21%		(0.87)%	11.33%	10.08%
Ratios and supplemental data:
Net assets, end of period	$577,349,417	$446,395,255		$300,014,547	$247,179,395	$87,638,664
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.89%	0.91%		0.91%	0.94%	0.99%
Expenses, net of reimbursements or recoupments	0.89%	0.91%		0.93%	0.94%	0.93%
Net investment income, before expense reimbursements or recoupments	5.93%	6.28%		5.32%	5.77%	6.77%
Net investment income, net of reimbursements or recoupments	5.93%	6.29%		5.30%	5.77%	6.82%
Portfolio turnover rate	50%	57%		43%	38%	65%

A	Return of capital is calculated based on outstanding shares at the time of distribution.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

46	Prospectus – Additional Information

American Beacon SiM High Yield Opportunities Fund
	Investor Class
For a share outstanding throughout the period:	Year Ended August 31, 2017	Year Ended August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013
Net asset value, beginning of period	$9.45	$9.40		$10.32	$10.12	$9.90
Income from investment operations:
Net investment income	0.53	0.50		0.50	0.56	0.71
Net gains (losses) on investments (both realized and unrealized)	0.15	0.10		(0.61)	0.52	0.25
Total income (loss) from investment operations	0.68	0.60		(0.11)	1.08	0.96
Less distributions:
Dividends from net investment income	(0.51)	(0.49)		(0.52)	(0.65)	(0.71)
Distributions from net realized gains	–	–		(0.29)	(0.23)	(0.03)
Tax return of capital	(0.04)	(0.06	)A	–	–	–
Total distributions	(0.55)	(0.55)		(0.81)	(0.88)	(0.74)
Redemption fees added to beneficial interestsB	–	–		–	–	–
Net asset value, end of period	$9.58	$9.45		$9.40	$10.32	$10.12
Total returnC	7.31%	6.82%		(1.14)%	11.08%	9.84%
Ratios and supplemental data:
Net assets, end of period	$115,679,739	$129,503,495		$196,928,349	$199,533,521	$248,052,347
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.13%	1.17%		1.19%	1.11%	1.15%
Expenses, net of reimbursements or recoupments	1.13%	1.18%		1.19%	1.11%	1.17%
Net investment income, before expense reimbursements or recoupments	5.70%	5.97%		5.05%	5.68%	6.81%
Net investment income, net of reimbursements or recoupments	5.70%	5.96%		5.05%	5.68%	6.79%
Portfolio turnover rate	50%	57%		43%	38%	65%

A	Return of capital is calculated based on outstanding shares at the time of distribution.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	47

American Beacon SiM High Yield Opportunities Fund
	A Class
For a share outstanding throughout the period:	Year Ended August 31, 2017	Year Ended August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013
Net asset value, beginning of period	$9.49	$9.43		$10.36	$10.15	$9.92
Income from investment operations:
Net investment income	0.55	0.54		0.49	0.57	0.69
Net gains (losses) on investments (both realized and unrealized)	0.11	0.07		(0.62)	0.49	0.26
Total income (loss) from investment operations	0.66	0.61		(0.13)	1.06	0.95
Less distributions:
Dividends from net investment income	(0.50)	(0.49)		(0.51)	(0.62)	(0.69)
Distributions from net realized gains	–	–		(0.29)	(0.23)	(0.03)
Tax return of capital	(0.04)	(0.06	)A	–	–	–
Total distributions	(0.54)	(0.55)		(0.80)	(0.85)	(0.72)
Redemption fees added to beneficial interestsB	–	–		–	–	–
Net asset value, end of period	$9.61	$9.49		$9.43	$10.36	$10.15
Total returnC	7.12%	6.87%		(1.27)%	10.87%	9.74%
Ratios and supplemental data:
Net assets, end of period	$84,955,157	$79,917,424		$81,147,262	$93,060,715	$76,146,389
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.20%	1.23%		1.22%	1.33%	1.41%
Expenses, net of reimbursements or recoupments	1.20%	1.24%		1.24%	1.32%	1.35%
Net investment income, before expense reimbursements or recoupments	5.62%	5.99%		5.01%	5.44%	6.53%
Net investment income, net of reimbursements or recoupments	5.62%	5.98%		4.99%	5.45%	6.60%
Portfolio turnover rate	50%	57%		43%	38%	65%

A	Return of capital is calculated based on outstanding shares at the time of distribution.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

48	Prospectus – Additional Information

American Beacon SiM High Yield Opportunities Fund
	C Class
For a share outstanding throughout the period:	Year Ended August 31, 2017	Year Ended August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013
Net asset value, beginning of period	$9.53	$9.47		$10.40	$10.16	$9.94
Income from investment operations:
Net investment income	0.47	0.48		0.42	0.49	0.62
Net gains (losses) on investments (both realized and unrealized)	0.12	0.06		(0.62)	0.50	0.25
Total income (loss) from investment operations	0.59	0.54		(0.20)	0.99	0.87
Less distributions:
Dividends from net investment income	(0.43)	(0.43)		(0.44)	(0.52)	(0.62)
Distributions from net realized gains	–	–		(0.29)	(0.23)	(0.03)
Tax return of capital	(0.04)	(0.05	)A	–	–	–
Total distributions	(0.47)	(0.48)		(0.73)	(0.75)	(0.65)
Redemption fees added to beneficial interestsB	–	–		–	–	–
Net asset value, end of period	$9.65	$9.53		$9.47	$10.40	$10.16
Total returnC	6.33%	6.08%		(1.98)%	10.12%	8.81%
Ratios and supplemental data:
Net assets, end of period	$69,698,961	$73,668,689		$73,213,378	$76,536,190	$60,829,392
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.94%	1.97%		1.97%	2.08%	2.15%
Expenses, net of reimbursements or recoupments	1.94%	1.99%		1.99%	2.07%	2.09%
Net investment income, before expense reimbursements or recoupments	4.90%	5.26%		4.26%	4.68%	5.76%
Net investment income, net of reimbursements or recoupments	4.90%	5.25%		4.24%	4.69%	5.82%
Portfolio turnover rate	50%	57%		43%	38%	65%

A	Return of capital is calculated based on outstanding shares at the time of distribution.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	49

American Beacon The London Company Income Equity Fund
	Institutional Class
For a share outstanding throughout the period:	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013
Net asset value, beginning of period	$15.25	$13.85	$14.12	$11.80	$10.49
Income from investment operations:
Net investment income	0.33	0.32	0.31	0.30	0.31
Net gains (losses) on investments (both realized and unrealized)	0.97	1.40	(0.14)	2.39	1.30
Total income (loss) from investment operations	1.30	1.72	0.17	2.69	1.61
Less distributions:
Dividends from net investment income	(0.32)	(0.32)	(0.32)	(0.28)	(0.29)
Distributions from net realized gains	(0.10)	–	(0.12)	(0.09)	(0.01)
Total distributions	(0.42)	(0.32)	(0.44)	(0.37)	(0.30)
Net asset value, end of period	$16.13	$15.25	$13.85	$14.12	$11.80
Total returnA	8.64%	12.57%	1.08%	23.13%	15.55%
Ratios and supplemental data:
Net assets, end of period	$222,730,033	$194,708,612	$137,006,660	$58,277,396	$44,731,302
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.74%	0.75%	0.75%	0.82%	1.13%
Expenses, net of reimbursements or recoupments	0.74%	0.77%	0.79%	0.79%	0.79%
Net investment income, before expense reimbursements or recoupments	2.12%	2.32%	2.35%	2.31%	2.32%
Net investment income, net of reimbursements or recoupments	2.12%	2.30%	2.30%	2.33%	2.66%
Portfolio turnover rate	14%	20%	15%	10%	15%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

50	Prospectus – Additional Information

American Beacon The London Company Income Equity Fund
	Y Class
For a share outstanding throughout the period:	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013
Net asset value, beginning of period	$15.17	$13.79	$14.06	$11.75	$10.49
Income from investment operations:
Net investment income	0.32	0.32	0.31	0.28	0.33
Net gains (losses) on investments (both realized and unrealized)	0.97	1.37	(0.15)	2.39	1.26
Total income (loss) from investment operations	1.29	1.69	0.16	2.67	1.59
Less distributions:
Dividends from net investment income	(0.31)	(0.31)	(0.31)	(0.27)	(0.32)
Distributions from net realized gains	(0.10)	–	(0.12)	(0.09)	(0.01)
Total distributions	(0.41)	(0.31)	(0.43)	(0.36)	(0.33)
Net asset value, end of period	$16.05	$15.17	$13.79	$14.06	$11.75
Total returnA	8.60%	12.42%	1.03%	23.05%	15.45%
Ratios and supplemental data:
Net assets, end of period	$663,588,078	$582,952,334	$364,477,089	$122,714,756	$28,814,001
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.81%	0.82%	0.83%	0.89%	1.09%
Expenses, net of reimbursements or recoupments	0.81%	0.82%	0.84%	0.89%	0.89%
Net investment income, before expense reimbursements or recoupments	2.04%	2.24%	2.27%	2.24%	2.22%
Net investment income, net of reimbursements or recoupments	2.04%	2.24%	2.26%	2.25%	2.42%
Portfolio turnover rate	14%	20%	15%	10%	15%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	51

American Beacon The London Company Income Equity Fund
	Investor Class
For a share outstanding throughout the period:	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013
Net asset value, beginning of period	$15.19	$13.81	$14.08	$11.76	$10.48
Income from investment operations:
Net investment income	0.28	0.28	0.28	0.26	0.27
Net gains (losses) on investments (both realized and unrealized)	0.97	1.37	(0.17)	2.39	1.29
Total income (loss) from investment operations	1.25	1.65	0.11	2.65	1.56
Less distributions:
Dividends from net investment income	(0.27)	(0.27)	(0.26)	(0.24)	(0.27)
Distributions from net realized gains	(0.10)	–	(0.12)	(0.09)	(0.01)
Total distributions	(0.37)	(0.27)	(0.38)	(0.33)	(0.28)
Net asset value, end of period	$16.07	$15.19	$13.81	$14.08	$11.76
Total returnA	8.33%	12.13%	0.71%	22.83%	15.14%
Ratios and supplemental data:
Net assets, end of period	$31,897,528	$29,208,149	$20,564,814	$16,549,654	$8,839,661
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.05%	1.06%	1.04%	1.06%	1.54%
Expenses, net of reimbursements or recoupments	1.05%	1.06%	1.16%	1.10%	1.17%
Net investment income, before expense reimbursements or recoupments	1.79%	2.01%	2.04%	2.06%	1.86%
Net investment income, net of reimbursements or recoupments	1.79%	2.01%	1.93%	2.02%	2.23%
Portfolio turnover rate	14%	20%	15%	10%	15%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

52	Prospectus – Additional Information

American Beacon The London Company Income Equity Fund
	A Class
For a share outstanding throughout the period:	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013
Net asset value, beginning of period	$15.11	$13.73	$14.00	$11.70	$10.47
Income from investment operations:
Net investment income	0.27	0.27	0.27	0.24	0.31
Net gains (losses) on investments (both realized and unrealized)	0.96	1.38	(0.16)	2.37	1.23
Total income (loss) from investment operations	1.23	1.65	0.11	2.61	1.54
Less distributions:
Dividends from net investment income	(0.26)	(0.27)	(0.26)	(0.22)	(0.30)
Distributions from net realized gains	(0.10)	–	(0.12)	(0.09)	(0.01)
Total distributions	(0.36)	(0.27)	(0.38)	(0.31)	(0.31)
Net asset value, end of period	$15.98	$15.11	$13.73	$14.00	$11.70
Total returnA	8.24%	12.14%	0.71%	22.58%	14.99%
Ratios and supplemental data:
Net assets, end of period	$95,206,378	$94,705,221	$72,363,106	$31,579,315	$12,108,558
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.12%	1.13%	1.13%	1.28%	1.59%
Expenses, net of reimbursements or recoupments	1.12%	1.13%	1.17%	1.27%	1.29%
Net investment income, before expense reimbursements or recoupments	1.73%	1.94%	1.96%	1.85%	1.93%
Net investment income, net of reimbursements or recoupments	1.73%	1.94%	1.92%	1.86%	2.23%
Portfolio turnover rate	14%	20%	15%	10%	15%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	53

American Beacon The London Company Income Equity Fund
	C Class
For a share outstanding throughout the period:	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013
Net asset value, beginning of period	$15.01	$13.65	$13.93	$11.66	$10.46
Income from investment operations:
Net investment income	0.15	0.17	0.18	0.15	0.24
Net gains (losses) on investments (both realized and unrealized)	0.96	1.36	(0.17)	2.35	1.21
Total income (loss) from investment operations	1.11	1.53	0.01	2.50	1.45
Less distributions:
Dividends from net investment income	(0.15)	(0.17)	(0.17)	(0.14)	(0.24)
Distributions from net realized gains	(0.10)	–	(0.12)	(0.09)	(0.01)
Total distributions	(0.25)	(0.17)	(0.29)	(0.23)	(0.25)
Net asset value, end of period	$15.87	$15.01	$13.65	$13.93	$11.66
Total returnA	7.42%	11.28%	(0.04)%	21.69%	14.05%
Ratios and supplemental data:
Net assets, end of period	$149,848,432	$185,308,648	$122,804,166	$46,638,516	$8,015,463
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.86%	1.87%	1.88%	2.02%	2.26%
Expenses, net of reimbursements or recoupments	1.86%	1.87%	1.89%	2.01%	2.04%
Net investment income, before expense reimbursements or recoupments	0.97%	1.20%	1.22%	1.11%	1.09%
Net investment income, net of reimbursements or recoupments	0.97%	1.20%	1.21%	1.12%	1.31%
Portfolio turnover rate	14%	20%	15%	10%	15%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Annualized.

54	Prospectus – Additional Information

American Beacon Zebra Small Cap Equity Fund
	Institutional Class
For a share outstanding throughout the period:	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013
Net asset value, beginning of period	$14.07	$14.21	$14.36	$13.66	$12.40
Income from investment operations:
Net investment income	0.24	0.18	0.13	0.14	0.46
Net gains (losses) on investments (both realized and unrealized)	1.90	1.15	(0.03)	2.12	2.79
Total income (loss) from investment operations	2.14	1.33	0.10	2.26	3.25
Less distributions:
Dividends from net investment income	(0.17)	(0.06)	(0.04)	–	(1.17)
Distributions from net realized gains	–	(1.41)	(0.21)	(1.56)	(0.82)
Total distributions	(0.17)	(1.47)	(0.25)	(1.56)	(1.99)
Net asset value, end of period	$16.04	$14.07	$14.21	$14.36	$13.66
Total returnA	15.25%	10.46%	0.68%	16.67%	29.81%
Ratios and supplemental data:
Net assets, end of period	$4,122,461	$2,305,284	$1,764,526	$1,606,024	$1,522,235
Ratios to average net assets:
Expenses, before reimbursements	1.36%	1.53%	1.56%	1.64%	2.77%
Expenses, net of reimbursements	0.89%	0.89%	1.00%	0.99%	0.99%
Net investment income (loss), before expense reimbursements	0.80%	0.34%	0.17%	0.33%	(0.28)%
Net investment income, net of reimbursements	1.26%	0.97%	0.73%	0.99%	1.50%
Portfolio turnover rate	77%	50%	97%	76%	89%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	55

American Beacon Zebra Small Cap Equity Fund
	Y Class
For a share outstanding throughout the period:	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013
Net asset value, beginning of period	$14.20	$14.33	$14.50	$13.79	$12.46
Income from investment operations:
Net investment income	0.15	0.12	0.10	0.56	0.37
Net gains (losses) on investments (both realized and unrealized)	1.99	1.22	(0.02)	1.71	2.89
Total income (loss) from investment operations	2.14	1.34	0.08	2.27	3.26
Less distributions:
Dividends from net investment income	(0.17)	(0.06)	(0.04)	–	(1.11)
Distributions from net realized gains	–	(1.41)	(0.21)	(1.56)	(0.82)
Total distributions	(0.17)	(1.47)	(0.25)	(1.56)	(1.93)
Net asset value, end of period	$16.17	$14.20	$14.33	$14.50	$13.79
Total returnA	15.11%	10.44%	0.54%	16.59%	29.65%
Ratios and supplemental data:
Net assets, end of period	$18,631,514	$10,988,456	$9,795,860	$8,168,361	$1,693,046
Ratios to average net assets:
Expenses, before reimbursements	1.41%	1.58%	1.61%	1.65%	2.79%
Expenses, net of reimbursements	0.99%	0.99%	1.10%	1.09%	1.09%
Net investment income (loss), before expense reimbursements	0.54%	0.28%	0.12%	0.19%	(0.23)%
Net investment income, net of reimbursements	0.96%	0.87%	0.64%	0.75%	1.47%
Portfolio turnover rate	77%	50%	97%	76%	89%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

56	Prospectus – Additional Information

American Beacon Zebra Small Cap Equity Fund
	Investor Class
For a share outstanding throughout the period:	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013
Net asset value, beginning of period	$14.05	$14.22	$14.39	$13.73	$12.44
Income from investment operations:
Net investment income	0.14	0.28	0.01	0.10	0.53
Net gains on investments (both realized and unrealized)	1.93	1.00	0.04	2.12	2.68
Total income (loss) from investment operations	2.07	1.28	0.05	2.26	3.21
Less distributions:
Dividends from net investment income	(0.17)	(0.04)	(0.01)	–	(1.10)
Distributions from net realized gains	–	(1.41)	(0.21)	(1.56)	(0.82)
Total distributions	(0.17)	(1.45)	(0.22)	(1.56)	(1.92)
Net asset value, end of period	$15.95	$14.05	$14.22	$14.39	$13.73
Total returnA	14.77%	10.07%	0.29%	16.27%	29.30%
Ratios and supplemental data:
Net assets, end of period	$10,766,976	$7,620,538	$2,573,002	$3,003,670	$3,301,901
Ratios to average net assets:
Expenses, before reimbursements	1.58%	1.74%	1.82%	1.86%	3.07%
Expenses, net of reimbursements	1.27%	1.27%	1.37%	1.37%	1.37%
Net investment income (loss), before expense reimbursements	0.41%	0.09%	(0.12)%	0.15%	(0.60)%
Net investment income, net of reimbursements	0.72%	0.56%	0.33%	0.64%	1.11%
Portfolio turnover rate	77%	50%	97%	76%	89%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	57

American Beacon Zebra Small Cap Equity Fund
	A Class
For a share outstanding throughout the period:	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013
Net asset value, beginning of period	$14.06	$14.22	$14.40	$13.75	$12.46
Income from investment operations:
Net investment income	0.16	0.10	0.05	0.48	0.18
Net gains on investments (both realized and unrealized)	1.91	1.18	0.00	1.73	3.02
Total income (loss) from investment operations	2.07	1.28	0.05	2.21	3.20
Less distributions:
Dividends from net investment income	(0.17)	(0.03)	(0.02)	–	(1.09)
Distributions from net realized gains	–	(1.41)	(0.21)	(1.56)	(0.82)
Total distributions	(0.17)	(1.44)	(0.23)	(1.56)	(1.91)
Net asset value, end of period	$15.96	$14.06	$14.22	$14.40	$13.75
Total returnA	14.76%	10.04%	0.29%	16.17%	29.07%
Ratios and supplemental data:
Net assets, end of period	$6,801,568	$5,212,114	$4,797,155	$4,894,024	$2,080,892
Ratios to average net assets:
Expenses, before reimbursements	1.73%	1.90%	1.94%	2.05%	3.22%
Expenses, net of reimbursements	1.29%	1.29%	1.40%	1.47%	1.49%
Net investment income (loss), before expense reimbursements	0.28%	(0.04)%	(0.21)%	(0.14)%	(0.62)%
Net investment income, net of reimbursements	0.71%	0.57%	0.33%	0.45%	1.11%
Portfolio turnover rate	77%	50%	97%	76%	89%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

58	Prospectus – Additional Information

American Beacon Zebra Small Cap Equity Fund
	C Class
For a share outstanding throughout the period:	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013
Net asset value, beginning of period	$13.53	$13.81	$14.08	$13.57	$12.28
Income from investment operations:
Net investment income (loss)	0.03	0.10	(0.07)	0.33	0.24
Net gains on investments (both realized and unrealized)	1.86	1.03	0.01	1.74	2.84
Total income (loss) from investment operations	1.89	1.13	(0.06)	2.07	3.08
Less distributions:
Dividends from net investment income	(0.10)	–	–	–	(0.97)
Distributions from net realized gains	–	(1.41)	(0.21)	(1.56)	(0.82)
Total distributions	(0.10)	(1.41)	(0.21)	(1.56)	(1.79)
Net asset value, end of period	$15.32	$13.53	$13.81	$14.08	$13.57
Total returnA	13.97%	9.17%	(0.48)%	15.29%	28.20%
Ratios and supplemental data:
Net assets, end of period	$2,207,090	$1,838,434	$1,398,217	$1,468,876	$695,075
Ratios to average net assets:
Expenses, before reimbursements	2.47%	2.65%	2.69%	2.81%	3.95%
Expenses, net of reimbursements	2.04%	2.04%	2.15%	2.22%	2.24%
Net investment (loss), before expense reimbursements	(0.42)%	(0.78)%	(0.96)%	(0.89)%	(1.38)%
Net investment income (loss), net of reimbursements	0.01%	(0.18)%	(0.41)%	(0.30)%	0.33%
Portfolio turnover rate	77%	50%	97%	76%	89%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	59

Additional Information

Additional information about the Funds is found in the documents listed below. Request a free copy of these documents by calling 1-800-658-5811 or you may access them on the Funds' website at www.americanbeaconfunds.com.

Annual Report/Semi-Annual Report

The Funds' Annual and Semi-Annual Reports list each Fund's actual investments as of the report's date. They also include a discussion by the Manager of market conditions and investment strategies that significantly affected the Fund's performance. The report of the Fund's Independent Registered Public Accounting Firm is included in the Annual Report.

Statement of Additional Information (‘‘SAI'')

The SAI contains more details about the Funds and their investment policies. The SAI is incorporated in this Prospectus by reference (it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission ("SEC").

Appendix A to the Prospectus – Intermediary Sales Charge Discounts and Waivers

Appendix A contains more information about specific sales charge discounts and waivers available for shareholders who purchase Fund shares through a specific financial intermediary. Appendix A is incorporated herein by reference (is legally a part of this Prospectus).

To obtain more information about the Fund or to request a copy of the documents listed above:

By Telephone:	Call 1-800-658-5811
By Mail:	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643
By E-mail:	americanbeaconfunds@ambeacon.com
On the Internet:	Visit our website at www.americanbeaconfunds.com Visit the SEC website at www.sec.gov

The SAI and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. The SAI and other information about the Funds may also be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

American Beacon is a registered service mark of American Beacon Advisors, Inc. The American Beacon Funds, American Beacon SiM High Yield Opportunities Fund, American Beacon The London Company Income Equity Fund, and American Beacon Zebra Small Cap Equity Fund are service marks of American Beacon Advisors, Inc.

SEC File Number 811-04984

Appendix A

Appendix A -- Intermediary Sales Charge Discounts and Waivers

INTERMEDIARY SALES CHARGE DISCOUNTS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser's responsibility to notify a Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive any applicable waivers or discounts. Please see the section entitled "Choosing Your Share Class" for more information on sales charges and waivers available for different classes.

The information in this Appendix is part of, and incorporated into, the Funds' prospectus.

A CLASS AND C CLASS PURCHASES THROUGH MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI.

Front-end Sales Load Waivers on A Class Shares available at Merrill Lynch

■

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission- based brokerage account and shares are held for the benefit of the plan.

■

Shares purchased by or through a 529 Plan.

■

Shares purchased through a Merrill Lynch affiliated investment advisory program.

■

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform.

■

Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable).

■

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

■

Shares exchanged from C Class (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date.

■

Employees and registered representatives of Merrill Lynch or its affiliates and their family members.

■

Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this Prospectus.

■

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on A Class and C Class Shares available at Merrill Lynch

■

Death or disability of the shareholder

■

Shares sold as part of a systematic withdrawal plan as described in a Fund's Prospectus

■

Return of excess contributions from an IRA Account

■

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

■

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

■

Shares acquired through a right of reinstatement

■

Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A Class and C Class shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

■

Breakpoints as described in this prospectus.

■

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

■

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Prospectus – Appendix	A-1

American Beacon

PROSPECTUS

December 29, 2017

Share Class
	A	C	Y	Institutional	Investor	SP
American Beacon Sound Point Floating Rate Income Fund	SOUAX	SOUCX	SPFYX	SPFLX	SPFPX	SPFRX

This Prospectus contains important information you should know about investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of the prospectus. Any representation to the contrary is a criminal offense.

American Beacon Sound Point Floating Rate Income FundSM

Investment Objective

The Fund's investment objective is to seek to provide a high level of current income consistent with strong risk-adjusted returns.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 16 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 29 of the statement of additional information ("SAI").  With respect to purchases of shares through specific intermediaries, you may find additional information regarding sales charge discounts and waivers in Appendix A to the Fund's Prospectus entitled "Intermediary Sales Charge Discounts and Waivers".

Shareholder Fees (fees paid directly from your investment)

Share Class	A	C	Y	Institutional	Investor	SP
Maximum sales charge imposed on purchases (as a percentage of offering price)	2.50%	None	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50%[1]	1.00%	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	Institutional	Investor	SP
Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.00%	0.25%
Other Expenses	0.27%	0.27%	0.22%	0.15%	0.37%	0.13%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses[2]	1.24%	1.99%	0.94%	0.87%	1.09%	1.10%
Fee Waiver and/or expense reimbursement or recoupment[3]	0.02%	0.02%	0.01%	(0.01%)	0.02%	0.04%
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement or recoupment	1.26%	2.01%	0.95%	0.86%	1.11%	1.14%

1 A contingent deferred sales charge (‘'CDSC'') of 0.50% will be charged on certain purchases of $250,000 or more of A Class shares that are redeemed in whole or part within18 months of purchase.

2 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

3 American Beacon Advisors, Inc. (the "Manager") has contractually agreed to waive fees and/or reimburse expenses of the Fund's Institutional Class shares through December 31, 2018 to the extent that Total Annual Fund Operating Expenses exceed 0.84 % for the Institutional Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only in the discretion and with the approval of a majority of the Fund's Board of Trustees. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment. During the fiscal year ended August 31, 2017 , the Fund paid amounts to the Manager that were previously waived and/or reimbursed by the Manager under a contractual fee waiver/expense reimbursement for the Fund's A Class, C Class, Y Class, Investor Class, and SP Class shares.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the Example reflects the fee waiver/expense reimbursement arrangement for the Institutional Class through December 31, 2018. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$373	$634	$915	$1,713
C	$302	$624	$1,072	$2,316
Y	$96	$300	$520	$1,155
Institutional	$88	$276	$480	$1,071
Investor	$111	$346	$601	$1,329
SP	$116	$353	$610	$1,344

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$202	$624	$1,072	$2,316

Prospectus – Fund Summary	1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 86% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in income-producing floating-rate loans and other floating-rate debt securities, which may include bonds, notes and debentures issued by corporations, and debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. The Fund invests primarily in senior floating-rate loans ("Floating Rate Loans") which are made by banks and other large financial institutions to various companies and are senior in the borrowing companies' capital structure. Floating Rate Loans typically are of below investment grade quality (commonly referred to as "high yield" or "junk" bonds) and have below investment grade credit ratings, which ratings are associated with securities having high risk or speculative characteristics, or may be unrated but deemed by the sub-advisor to be of equivalent quality.

The sub-advisor utilizes a bottom-up, fundamental, research-intensive approach to achieve the Fund's objective by identifying fundamentally attractive Floating Rate Loans or variable-rate investments, which it considers undervalued, which pay interest at variable-rates on the basis of a base lending rate, such as the London Interbank Offered Rate ("LIBOR"), with or without a floor plus a fixed spread and other investments, including senior secured and unsecured bonds, and by creating a portfolio with an optimal blend of these securities. In managing the Fund, the sub-advisor seeks to invest in a portfolio of Floating Rate Loans that it believes will be less volatile over time than the general loan market. The sub-advisor considers preservation of capital when consistent with the Fund's investment objective. The Fund invests in securities without regard to maturity or duration.

The sub-advisor focuses on relative value across industries, within industries and within individual capital structures. Given the focus on relative value, the Fund has a target investment life cycle of 3 to 12 months and does not employ a "buy-and-hold" strategy. Therefore, the Fund may have high portfolio turnover. The sub-advisor generally sells a security when it believes its projected future return becomes unattractive relative to the rest of the portfolio or the investable universe.

The interest rates payable on Floating Rate Loans and other floating-rate debt securities are not fixed and may fluctuate based upon changes in market rates. The Floating Rate Loans in which the Fund invests typically have multiple reset periods during the year. As short-term interest rates decline, interest payable to the Fund typically decreases. Alternatively, during periods of increasing interest rates, changes in the interest rates of floating-rate securities may lag behind changes in market rates or may have limits on the maximum increases in interest rates. The amount of time that will pass before the Fund experiences the effects of changing short-term interest rates will depend on the dollar-weighted-average time until the next interest rate adjustment on the Fund's portfolio of loans. Loans typically have mandatory and optional prepayment provisions. Because of prepayments, the actual remaining maturity of a loan may be considerably less than its stated maturity. If a loan is prepaid, the Fund will have to reinvest the proceeds in other loans or securities, which may have a lower spread over its base rate. In such a case, the amount of interest paid to the Fund would likely decrease.

The Fund may invest a portion of its assets in high quality fixed-income securities, money market instruments, money market mutual funds, exchange-traded funds, or hold cash or cash equivalents in such amounts as the sub-advisor deems appropriate under certain circumstances, including when the sub-advisor believes the Fund needs to retain cash. Money market instruments, exchange-traded funds, or short-term debt securities held by the Fund for cash management or defensive investing purposes can fluctuate in value.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Callable Securities Risk
The Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the Fund may be invested in securities paying lower coupon rates and may not benefit from any increase in value that might otherwise result from declining interest rates. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only the prices but can also change the income flows and repayment assumptions about those investments.

Credit Risk
The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as "junk bonds"). Since the Fund can invest significantly in lower-quality debt securities considered speculative in nature, this risk will be substantial. A downgrade or default affecting any of the Fund's securities could affect the Fund's performance.

Cybersecurity and Operational Risk
The Fund and its service providers, and shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents.  Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality.  It is not possible for the Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business.  Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Floating Rate Securities Risk
The coupons on floating rate securities are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money-market index, London Interbank Offered Rate ("LIBOR") or a Treasury bill rate. Floating rate securities are subject to interest rate risk and credit risk.

2	Prospectus – Fund Summary

As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of rising interest rates, the coupons on floating-rate securities typically increase. Changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

High Portfolio Turnover Risk
Portfolio turnover is a measure of the Fund's trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Fund's transaction costs, have a negative impact on performance, and generate higher capital gain distributions to shareholders than if the Fund had a lower portfolio turnover rate.

High Yield Securities Risk
Investing in high yield, below investment-grade securities (commonly referred to as "junk bonds") generally involves significantly greater risks of loss of your money than an investment in investment grade securities. High yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. High yield securities are considered to be speculative with respect to an issuer's ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest.  Below investment grade securities may experience greater price volatility and less liquidity than investment grade securities.

Interest Rate Risk
The Fund is subject to the risk that the market value of fixed income securities it holds will decline due to rising interest rates. Generally, the value of investments with interest rate risk, such as fixed income securities, will move in the opposite direction to movements in interest rates. The Federal Reserve raised the federal funds rate several times since December 2015 and has signaled additional increases in the near future. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Fund. The prices of fixed income securities are also affected by their durations. Fixed income securities with longer durations generally have greater sensitivity to changes in interest rates. For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond. An increase in interest rates can impact markets broadly as well. Some investors buy securities and derivatives with borrowed money; an increase in interest rates can cause a decline in those markets.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Liquidity Risk
The Fund is susceptible to the risk that certain of the floating rate debt securities held by the Fund, such as structured notes and other derivative instruments, may have limited marketability or be subject to restrictions on sale, and may be difficult or impossible to purchase or sell at favorable times or prices. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. The Fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Fund. For example, the Fund may be forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Loan Interests Risk
Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for loans, including bank loans and senior loans, to trade. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In the event the borrower defaults, the Fund's access to the collateral may be limited or delayed by bankruptcy or other insolvency laws.  Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund's ability to pay redemption proceeds within the allowable time periods stated in its prospectus. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain loans may impair the ability of the Fund to sell its loan interests at a time when it may otherwise be desirable to do so or may require the Fund to sell them at prices that are less than what the Fund regards as their fair market value and may make it difficult to value such loans. Interests in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions.  The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor. Alternatively, the Fund may acquire a participation in a loan interest that is held by another party.  When the Fund's loan interest is a participation, the Fund is subject to the risk that the party selling the participation interest will not remit the Fund's pro rata share of loan payments to the Fund, and the Fund may have less control over the exercise of remedies than the party selling the participation interest.

Market Risk
Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past

Prospectus – Fund Summary	3

models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including money market funds and exchange-traded funds ("ETFs"). To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, money market funds are subject to interest rate risk, credit risk, and market risk.  To the extent the Fund invests in ETFs that invest in equity securities, fixed income securities and/or foreign securities, or track an index, the Fund is subject to the risks associated with the underlying investments held by the ETF or the index fluctuations to which the ETF is subject. Because ETFs are listed on an exchange, they may be subject to trading halts, may trade at a discount or premium to their NAV and may not be liquid.  ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index.

Prepayment Risk
Prepayment risk is the risk that the principal amount of a bond may be repaid prior to the bond's maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity.  If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security.  Variable and floating rate securities may be less sensitive to prepayment risk.

Redemption Risk
Due to a rise in interest rates or other market developments that may cause investors to move out of fixed income securities on a large scale, the Fund may experience periods of high levels of redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. The sale of assets to meet redemption requests may create net capital gains, which could cause the Fund to have to distribute substantial capital gains. Redemption risk is heightened during periods of declining or illiquid markets.  Heavy redemptions could hurt the Fund's performance.

Reliance on Corporate Management and Financial Reporting Risk
The Fund may trade various corporate debt instruments and collateralized debt securities. The sub-advisor may select investments for the Fund in part on the basis of information and data made directly available to the sub-advisor by the issuers of securities or through sources other than the issuers such as collateral pool servicers. The sub-advisor is dependent upon the integrity of the management of these issuers and of such servicers and the financial and collateral performance reporting processes in general.

Sector Risk
When the Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the Fund were invested more evenly across sectors.

■

Manufacturing Sector Risk. Companies focused on manufacturing activities may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

Securities Selection Risk
Securities selected by the sub-advisor or the Manager for the Fund may not perform to expectations. It may not be possible to predict or to hedge against a widening in the yield of the securities selected by the sub-advisor. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Unrated Securities Risk
Because the Fund may purchase securities that are not rated by any rating organization, the sub-advisor, after assessing their credit quality, may internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.  Unrated securities may be subject to greater liquidity risk and price volatility.

U.S. Government Securities and Government-Sponsored Enterprises Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (‘‘Fannie Mae''), Federal Home Loan Mortgage Corporation (‘‘Freddie Mac''), Federal Home Loan Bank (‘‘FHLB''), Federal Farm Credit Bank ("FFCB"), and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government will provide financial support if these organizations do not have the funds to meet future payment obligations. U.S. Government securities and securities of government-sponsored entities are also subject to credit risk, interest rate risk and market risk.

Valuation Risk
The Fund may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or which may become illiquid.

Fund Performance

On December 11, 2015, the Fund acquired all the assets and assumed all the liabilities of the Fund's predecessor. The SP Class shares and Institutional Class shares of the Fund have adopted the performance history and financial statements of the Investor Class shares and Institutional Class shares, respectively, of the Fund's predecessor. The bar chart and table below shows the performance of the Fund's Institutional Class shares, which, prior to December 11, 2015, is the performance of the Institutional Class shares of the Fund's predecessor. The table below also shows the performance of the Fund's SP Class shares, which represents the performance of the predecessor Fund's Institutional Class shares from December 31, 2013 through May 30, 2014 and the performance of the predecessor Fund's Investor Class shares from May 31, 2014 through December 11, 2015. The predecessor Fund's Institutional Class shares would have had similar annual returns to its Investor Class shares because the shares are invested in the same portfolio securities. However, the Institutional Class shares had different expenses than the Investor Class shares, which would affect performance. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

4	Prospectus – Fund Summary

The bar chart and table below provide an indication of the risk by showing how the Fund's performance has varied from year to year. The table discloses how the Fund's performance compares to a broad-based market index, which is the Fund's benchmark index and was the benchmark index of the Fund's predecessor.

Calendar year total returns for Institutional Class Shares. Year Ended 12/31
Highest Quarterly Return: 2.68% 1st Quarter 2015 1/1/2013 through 12/31/2016 Lowest Quarterly Return: -0.18% 4th Quarter 2015 1/1/2013 through 12/31/2016
The calendar year-to-date total return as of September 30, 2017 was 3.87%.

Average annual total returns for periods ended December 31, 2016
	Inception Date of Class	1 Year	Since Inception
Institutional Class	12/3/2012
Returns Before Taxes		7.75%	6.44%
Returns After Taxes on Distributions		5.44%	3.97%
Returns After Taxes on Distributions and Sales of Fund Shares		4.34%	3.80%

	Inception Date of Class	1 Year	Since Inception
Share Class (Before Taxes)
A	12/11/2015	7.20%	6.27%
C	12/11/2015	6.49%	6.09%
Y	12/11/2015	7.55%	6.36%
Investor	12/11/2015	7.32%	6.30%
SP	5/31/2014	7.46%	6.25%

	1 Year	Since Inception
Index (Reflects no deduction for fees, expenses or taxes)
Credit Suisse Leveraged Loan Index	9.88%	4.44%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account ("IRA") or a 401(k) plan, the after-tax returns do not apply to your situation.  After-tax returns are shown for the Fund's Institutional Class shares; after-tax returns for other share classes will vary.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor
The Fund's investment sub-advisor is Sound Point Capital Management, LP.

Portfolio Managers

Sound Point	Stephen Ketchum* Managing Partner and Principal Owner Since Fund Inception (2012) Ryan Kohan Portfolio Manager Since 2015	Rick Richert* Portfolio Manager Since Fund Inception (2012)

* Includes Predecessor Fund.

Prospectus – Fund Summary	5

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o Boston Financial Data Services, Inc. ("BFDS")* 330 West 9th Street Kansas City, MO 64105

* Effective January 1, 2018, the name of BFDS will change to DST Asset Manager Solutions, Inc.

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's net asset value ("NAV") per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
SP*	$1,000	$50	None
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

* SP Class shares are offered to retail investors who invest directly through a financial intermediary, such as a broker, or through employee directed benefit plans and were formerly shareholders of the Investor Class shares of the Sound Point Floating Rate Income Fund prior to its reorganization into the American Beacon Sound Point Floating Rate Income Fund.

Tax Information

Dividends and capital gain distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax-deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

6	Prospectus – Fund Summary

Additional Information About the Fund

To help you better understand the Fund, this section provides a detailed discussion of the Fund's investment policies, its principal strategies and risks and performance benchmark(s). However, this Prospectus does not describe all of the Fund's investment practices. For additional information, please see the Fund's statement of additional information ("SAI"), which is available at www.americanbeaconfunds.com or by contacting us via telephone at 1-800-658-5811, by U.S. mail at P.O. Box 219643, Kansas City, MO 64121-9643, or by e-mail at americanbeaconfunds@ambeacon.com.

Additional Information About Investment Policies and Strategies

Investment Objective

The Fund's investment objective is to seek to provide a high level of current income consistent with strong risk-adjusted returns.

The Fund's investment objective is "non-fundamental," which means that it may be changed by the Fund's Board of Trustees ("Board") without the approval of Fund shareholders.

80% Investment Policy

The Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus borrowings for investment purposes, in income-producing floating-rate loans and other floating-rate debt securities, which may include bonds, notes and debentures issued by corporations, and debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities.

If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and this Prospectus will be supplemented.

Temporary Defensive Policy

The Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse market, economic, political or other conditions. During these times, the Fund may not achieve its investment objective.

Additional Information About the Management of the Fund

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager. The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Fund. The Manager:

■

develops overall investment strategies for the Fund,

■

monitors and evaluates the sub-advisor's investment performance,

■

monitors the sub-advisor's compliance with the Fund's investment objectives, policies and restrictions, and

■

oversees the Fund's securities lending activities and actions taken by the securities lending agent to the extent applicable.

The assets of the Fund are allocated by the Manager to one sub-advisor, Sound Point Capital Management, L.P. ("Sound Point"). Sound Point has full discretion to purchase and sell securities for the Fund in accordance with the Fund's objective, policies, restrictions and more specific strategies provided by the Manager. The Manager oversees the sub-advisor but does not reassess individual security selections made by the sub-advisor for the Fund.

Although the Manager has no current intention to do so, the Fund's assets may be allocated among one or more additional sub-advisors in the future by the Manager. The Fund operates in a manager of managers structure. The Fund and the Manager have received an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Fund, subject to certain conditions and approval by the Board, to hire and replace sub-advisors that are unaffiliated with the Manager without approval of shareholders. The Manager has ultimate responsibility, subject to oversight by the Board, to oversee sub-advisors and recommend their hiring, termination and replacement. The order also exempts the Fund from disclosing the advisory fees paid by the Fund to individual sub-advisors that are unaffiliated with the Manager in various documents filed with the SEC and provided to shareholders. Instead, the fees payable to unaffiliated sub-advisors are aggregated, and fees payable to sub-advisors that are affiliated with the Manager, if any, would be aggregated with fees payable to the Manager. Disclosure of the separate fees paid to an affiliated sub-advisor would be required. Whenever a sub-advisor change is proposed in reliance on the order, in order for the change to be implemented, the Board, including a majority of its "non-interested" trustees, must approve the change. In addition, the Fund is required to provide shareholders with certain information regarding any new sub-advisor within 90 days of the hiring of any new sub-advisor.

Additional Information About Investments

This section provides more detailed information regarding certain of the Fund's principal investment strategies as well as information regarding the Fund's strategy with respect to investment of cash balances.

Bank Loans and Senior Loans

Bank loans are generally fixed and floating rate loans arranged through private negotiations between a company and one or more financial institutions (lenders). The Fund may invest in senior loans, which are floating rate loans, sometimes referred to as adjustable rate loans that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities. Under normal circumstances, senior loans have priority of claim ahead of other obligations of a borrower in the event of liquidation. Bank loans and senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. The Fund may also invest in such loans in the form of participations in loans and assignments of all or a portion of loans from third parties.

The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser's rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will not have rights to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.  If the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan.

Prospectus – Additional Information About the Fund	7

Cash Management Investments

The Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act of 1940, as amended ("Investment Company Act"), including money market funds that are advised by the Manager. If the Fund invests in money market funds, shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees, of the money market funds in which the Fund invests, such as advisory fees charged by the Manager to any applicable money market funds advised by the Manager. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including the risk that a money market fund's yield will be lower than the return that the Fund would have derived from other investments that provide liquidity.

Fixed-Income Investments

The Fund may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.  In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates may be prepaid by their issuers, thereby reducing the amount of interest payments. This may result in the Fund having to reinvest its proceeds in lower yielding securities.

Floating Rate Securities

The coupon on certain fixed income securities in which the Fund may invest is not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money market index, LIBOR or a Treasury bill rate. Floating rate obligations are less effective than fixed rate obligations at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of increasing interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

High Yield Bonds

High yield, non-investment grade bonds (also known as "junk bonds") are low-quality, high-risk corporate bonds that generally offer a high level of current income. These bonds are considered speculative by rating organizations. For example, Moody's, Standard & Poor's and Fitch, Inc. rate them below Baa 3 and BBB-, respectively. Please see "Appendix C Ratings Definitions" below for an explanation of the ratings applied to high yield bonds. High yield bonds are often issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other similar events. They may also be issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Because of their low credit quality, high-yield bonds must pay higher interest to compensate investors for the substantial credit risk they assume.

Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments in the Fund among securities of different issuers should reduce the risks of owning any such securities separately. The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, the Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for the Fund may have to be adjusted in the event of default. In the event of an issuer's default, the Fund may write off prior income accruals for that issuer, resulting in a reduction in the Fund's current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer's financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high-yield securities market and on the market value of the high-yield securities held by the Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

Other Investment Companies Securities

The Fund at times may invest in shares of other investment companies, including money market funds and exchange-traded funds (''ETFs''). The Fund may invest in securities of an investment company advised by the Manager. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund's own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in this Prospectus. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer's portfolio securities.

The Fund can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. The Fund would invest in money market funds rather than purchasing individual short-term investments. If the Fund invests in money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which the Fund invests, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager.

The Fund may invest in ETFs. ETFs trade like a common stock and passive ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Typically, the Fund would purchase passive ETF shares to obtain exposure to

8	Prospectus – Additional Information About the Fund

all or a portion of the stock or bond market. As a shareholder of an ETF, the Fund would be subject to its ratable share of the ETF's expenses, including its advisory and administration expenses.

An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies, but also presents some additional risks due to being exchange traded. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF. In addition, ETFs are subject to the following unique risks that do not apply to conventional funds: (1) the market price of an ETF's shares may trade at a discount or premium to its NAV; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

Additional Information About Risks

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. The following section provides additional information regarding the Fund's principal risk factors in light of its principal investment strategies.

Callable Securities Risk

The Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the Fund may be invested in securities paying lower coupon rates. Thus, the Fund's income could be reduced as a result of a call. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on the Fund's total return. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only the prices but can also change the income flows and repayment assumptions about those investments.

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, including a derivatives contract or a loan, will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the sub-advisor require accurate and detailed credit analysis of issuers and there can be no assurance that its analysis will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument and debt obligations which are rated by rating agencies may be subject to downgrade. The credit ratings of debt instruments and investments represent the rating agencies' opinions regarding their credit quality and are not a guarantee of future credit performance of such securities. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not purport to fully reflect the true risks of an investment. Further, in recent years many highly-rated structured securities have been subject to substantial losses as the economic assumptions on which their ratings were based proved to be materially inaccurate. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price and make it difficult for the Fund to sell it. Ratings represent a rating agency's opinion regarding the quality of the security and are not a guarantee of quality.  Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade. Since the Fund can invest significantly in high yield investments considered speculative in nature, this risk will be substantial.

Cybersecurity and Operational Risk

The Fund, its service providers, and third-party fund distribution platforms, and shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents.  Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems ("denial of services"), loss or theft of proprietary information or corporate data, interference with the Fund's ability to calculate its net asset value, impediments to trading, physical damage to a computer or network system, or remediation costs associated with system repairs.

The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders.  The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems.  While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager, Fund service providers, or third-party fund distribution platforms to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.  Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Floating Rate Securities Risk

The coupons on certain fixed income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money-market index, LIBOR or a Treasury bill rate. Such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on floating rate securities typically should decrease. Alternatively, during periods of rising interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Floating rate obligations are less effective than fixed rate obligations at locking in a particular yield and are subject to credit risk.

High Portfolio Turnover Risk

Portfolio turnover is a measure of the Fund's trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Fund's transaction costs because of increased broker commissions resulting from such transactions. These costs are not reflected in the Fund's annual operating expenses or in the expense example, but

Prospectus – Additional Information About the Fund	9

they can have a negative impact on performance. Frequent trading by the Fund could also result in increased realized net capital gains, distributions of which are taxable to the Fund's shareholders (including net short-term capital gain distributions, which are taxable to them as ordinary income).

High Yield Securities Risk

Investing in high yield securities (commonly referred to as ‘‘junk bonds'') generally involves significantly greater risks of loss of your money than an investment in investment-grade securities. Compared with issuers of investment grade securities, high yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties. High yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. High yield securities are considered to be speculative with respect to an issuer's ability to pay interest and principal and carry a greater risk that issuers of lower-rated securities will default on the timely payment of principal or interest.  Rising interest rates may compound these difficulties and reduce an issuer's ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Below-investment-grade securities may experience greater price volatility and less liquidity than investment-grade securities.

Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments among securities of different issuers could reduce the risks of owning any such securities separately.  The prices of these high yield securities tend to be less sensitive to interest rate changes than investment-grade investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, the Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for the Fund may have to be adjusted in the event of default. In the event of an issuer's default, the Fund may write off prior income accruals for that issuer, resulting in a reduction in the Fund's current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer's financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high-yield securities market and on the market value of the high-yield securities held by the Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

Interest Rate Risk

Investments in fixed-income securities or derivatives that are influenced by interest rates are subject to interest rate risk. The value of the Fund's fixed-income investments typically will fall when interest rates rise. The Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond. Yields of debt securities will fluctuate over time. Following the financial crisis that started in 2008, the Federal Reserve attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to each other overnight) at or near zero percent. The Federal Reserve raised the federal funds rate several times since December 2015 and has signaled additional increases in the near future. Interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to the Fund.

Investment Risk

An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund should not be relied upon as a complete investment program.  The share price of the Fund fluctuates, which means that when you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk

The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.  When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer's securities to fall.

Liquidity Risk

When there is little or no active trading market for specific types of securities, such as floating rate debt securities, it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Redemptions by a few large investors in the Fund at such times may have a significant adverse effect on the Fund's NAV and remaining Fund shareholders. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund's ability to buy or sell debt securities and increase the related volatility and trading costs.  The Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

Loan Interests Risk

Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for loans, including bank loans and senior loans, to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present a risk to shareholders regarding the Fund's ability to pay redemption proceeds within the allowable time periods stated in its prospectus. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain floating rate loans may impair the ability of the Fund to sell its loan interests at a time when it may otherwise be desirable to do so or may require the Fund to sell them at prices that are less than what the Fund regards as their fair market value and may make it difficult to value such loans. Interests in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions.

10	Prospectus – Additional Information About the Fund

Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the Fund's access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. Further, in the event of a default, second lien secured loans will generally be paid only if the value of the collateral exceeds the amount of the borrower's obligations to the first lien secured lenders, and the remaining collateral may not be sufficient to cover the full amount owed on the loan in which the Fund has an interest. In addition, if a secured loan is foreclosed, the Fund would likely bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value while the Fund is holding it.

The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor.

Alternatively, the Fund may acquire a participation interest in a loan that is held by another party. When the Fund's loan interest is a participation, the Fund may have less control over the exercise of remedies than the party selling the participation interest, and it normally would not have any direct rights against the borrower. As a participant, the Fund also would be subject to the risk that the party selling the participation interest would not remit the Fund's pro rata share of loan payments to the Fund. It may be difficult for the Fund to obtain an accurate picture of a lending bank's financial condition.

Loan interests may not be considered "securities," and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

The Fund also may be in possession of material non-public information about a borrower as a result of its ownership of a loan instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a security of that borrower when it would otherwise be advantageous to do so. Any steps taken to ensure that the Fund does not receive material non-public information about a security may have the effect of causing the Fund to have less information than other investors about certain interests in which it seeks to invest.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all.  In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline.  Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and diplomatic events within the United States and abroad, such as the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government's debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Future legislative, regulatory and policy changes may result in lower corporate taxes, more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the market's expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the United States and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments.  Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.  The abandonment of the euro or withdrawal from the European Union ("EU") on the part of the United Kingdom or any other member could significantly adversely affect the value of the Fund's investments in Europe. Particularly, the United Kingdom's vote to leave the EU could lead to a prolonged period of uncertainty as to the exact terms of exit and the impact on different industry sectors and increased market volatility.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds and ETFs. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund's investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund's investment may decline, adversely affecting the Fund's performance. To the extent the Fund invests in other investment companies that invest in equity securities, fixed income securities and/or foreign securities, or track an index, the Fund is subject to the risks associated with the underlying investments

Prospectus – Additional Information About the Fund	11

held by the investment company or the index fluctuations to which the investment company is subject. ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF's shares may trade at a discount or premium to its NAV; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally. An ETF that tracks an index may not precisely replicate the returns of its benchmark index.

Prepayment Risk

When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage-related and other types of asset backed securities, more quickly than expected, causing the issuer of the security to repay the principal prior to the security's expected maturity date. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security's price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only the prices but can also change the income flows and repayment assumptions about those investments.

Redemption Risk

The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund's performance.  This risk is heightened if the Fund invests in emerging market securities, which are generally less liquid than the securities of U.S. and other developed markets. The sale of assets to meet redemption requests may create net capital gains or losses, which could cause the Fund to have to distribute substantial capital gains.

Reliance on Corporate Management and Financial Reporting Risk

The Fund may trade various corporate debt instruments and collateralized debt securities. The sub-advisor may select investments for the Fund in part on the basis of information and data made directly available to the sub-advisor by the issuers of securities or through sources other than the issuers such as collateral pool servicers. The sub-advisor is dependent upon the integrity of the management of these issuers and of such servicers and the financial and collateral performance reporting processes in general. Recent events have demonstrated the material losses which investors, such as the Fund, can incur as a result of corporate mismanagement, fraud and accounting irregularities.

Sector Risk

Sector risk is the risk associated with the Fund holding a significant amount of investments in similar businesses, which would be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent the Fund has substantial holdings within a particular sector, the risks to the Fund associated with that sector increase.

■

Manufacturing Sector Risk. Companies focused on manufacturing activities may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

Securities Selection Risk

Securities selected by the sub-advisor or the Manager for the Fund may decline substantially in value or may not perform to expectations. The portfolio managers' judgments about the attractiveness, value and anticipated price movements of a particular asset class or individual security may be incorrect and there is no guarantee that individual securities will perform as anticipated. The value of an individual security can be more or less volatile than the market as a whole or the Fund's relative value approach may fail to produce the intended results. The portfolio managers' assessment of relative value may be wrong or even if its estimate of relative value is correct, it may take a long period of time before the price and intrinsic value converge. It may not be possible to predict, or to hedge against, a widening in the yield of the securities selected by the sub-advisor. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Unrated Securities Risk

Because the Fund may purchase securities that are not rated by any rating organization, the sub-advisor, after assessing their credit quality, may internally assign ratings to certain of those securities in categories of those similar to those of rating organizations.  Investing in unrated securities involves the risk that the sub-advisor may not accurately evaluate the security's comparative credit rating.  To the extent that the Fund invests in unrated securities, the Fund's success in achieving its investment objective may depend more heavily on the sub-advisors' credit analysis than if the Fund invested exclusively in rated securities.  Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Fund. Investments in securities issued by government-sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government.  These obligations vary in the level of support they receive from the U.S. Government.  They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association ("Ginnie Mae"); (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of Fannie Mae and Freddie Mac or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau.  The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, to the extent the Fund holds securities of such issuer, it might not be able to recover its investment from the U.S. Government.

12	Prospectus – Additional Information About the Fund

Valuation Risk

This is the risk that the Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, the Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV. The Fund's ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third-party service providers, such as pricing services or accounting agents.

Additional Information About Performance Benchmark

The Fund's annual total return has been compared to the Credit Suisse Leveraged Loan Index. Set forth below is additional information regarding the index to which the Fund's performance is compared.

■

The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the $US-denominated leveraged loan market.  New loans are added to the index on their effective date if they qualify according to the following criteria: Loans must be rated "5B" or lower; only fully- funded term loans are included; the tenor must be at least one year; and the Issuers must be domiciled in developed countries (Issuers from developing countries are excluded). Fallen angels are added to the index subject to the new loan criteria. Loans are removed from the index when they are upgraded to investment grade, or when they exit the market (for example, at maturity, refinancing or bankruptcy workout).  Note that issuers remain in the index following default. Total return of the index is the sum of three components: principal, interest, and reinvestment return. The cumulative return assumes that coupon payments are reinvested into the index at the beginning of each period.

Prospectus – Additional Information About the Fund	13

Fund Management

The Manager

AMERICAN BEACON ADVISORS, INC. (the "Manager") serves as the Manager and administrator of the Fund(s). The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is an indirect wholly-owned subsidiary of Resolute Investment Holdings, LLC, which is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P.

The Manager was organized in 1986 to provide investment management, advisory, and administrative services. The Manager is registered as an investment adviser under the Investment Advisers Act of 1940. The Manager, on behalf of the Fund, has filed a notice claiming Commodity Futures Trading Commission ("CFTC") Regulation 4.5 exclusion from registration as a commodity pool operator under the Commodity Exchange Act, and the Manager is exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Fund.

For the fiscal year ended August 31, 2017, the Fund paid aggregate management fees to the Manager and investment advisory fees to the sub-advisor(s) of 0.70% of the Fund's average daily net assets, net of waivers.

The Manager also may receive 10% of the net monthly income generated from the Fund's securities lending activities as compensation for oversight of the Fund's securities lending program, including the securities lending agent, State Street Bank and Trust Company. The SEC has granted exemptive relief that permits the Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

As of the date of this Prospectus, the Fund does not intend to engage in securities lending activities.

A discussion of the Board's consideration and approval of the Management Agreement between the Fund and the Manager and the Investment Advisory Agreement among the Trust, on behalf of the Fund, the sub-advisor and the Manager is available in the Fund's Annual Report for the period ended August 31, 2017.

The Manager has contractually agreed from time to time to waive fees and/or reimburse expenses for the Fund in order to maintain competitive expense ratios for the Fund. The Board has approved a policy whereby the Manager may seek repayment for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment.

The Sub-Advisor

Set forth below is a brief description of the sub-advisor and the portfolio managers with joint and primary responsibility for the day-to-day management of the Fund. The Fund's SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Fund and their compensation.

SOUND POINT CAPITAL MANAGEMENT, LP (‘‘Sound Point''), Sound Point, a Delaware limited partnership, serves as investment sub-advisor to the Fund. The Advisor has been registered as an investment adviser with the SEC since July 2011. The address of Sound Point is 375 Park Ave, 33rd Floor, New York, NY 10152. As of September 30, 2017, Sound Point had approximately $14.37 billion assets under management.

Stephen Ketchum is Managing Partner and CIO. Mr. Ketchum is the principal owner of Sound Point Capital Management, LP, which he founded in 2008.  Mr. Ketchum is a co-portfolio manager of the Fund.

Rick Richert is a Portfolio Manager at Sound Point. Mr. Richert has been at Sound Point since May 2011, and is co-portfolio manager for the Fund. Prior to joining Sound Point, Mr. Richert was a Principal in the collateralized loan obligation ("CLO") group at American Capital where for 4 years he served as a senior member of a team managing $725 million in bank loan assets. His primary role was managing the cash flow CLO and directly covered over 40 names in the Aerospace & Defense, Building Materials, Chemical, Electronics, Metals & Mining and Oil & Gas industries.

Ryan Kohan is a Portfolio Manager at Sound Point.  Mr. Kohan joined Sound Point Capital as a senior credit analyst for the bank loan team in 2013, and is a co-portfolio manager for the Fund. Prior to joining Sound Point, Mr. Kohan spent over 4 years as a senior investment analyst for Doral Leveraged Asset Management ("DLAM"). He was a founding and key member of the team responsible for the establishment and management of $1.5 billion of performing loan assets across three 2.0 CLOs and one total return vehicle. In addition, Mr. Kohan's coverage responsibilities at DLAM included over 50 names in the Aerospace & Defense, Automotive, Food & Beverage, and Industrial industries.

Valuation of Shares

The price of the Fund's shares is based on its net asset value ("NAV") per share. The Fund's NAV is computed by adding total assets, subtracting all of the Fund's liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund's shares is determined based on a pro rata allocation of the Fund's investment income, expenses and total capital gains and losses. The Fund's NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (‘‘NYSE‘'), which is typically 4:00 p.m. Eastern Time. However, if trading on the NYSE closes at a time other than 4:00 p.m. Eastern Time, the Fund's NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund's portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. The price of debt securities generally is determined using pricing services or quotes obtained from broker/dealers who may consider a number of inputs and factors, such as comparable characteristics, yield curve, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flow. Investments in other mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of closed-end funds and ETFs, are valued at the last sale price or official closing price.

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. Eastern Time.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board of Trustees, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such

14	Prospectus – Fund Management

as when (i) trading for a security is restricted or stopped; (ii) a security's trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security's true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund's NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests. In addition, the Fund may invest in illiquid securities requiring these procedures.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund's fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund's fair valuation procedures. You may view the Fund's most recent NAV per share at www.americanbeaconfunds.com by clicking on ‘‘Quick Links'' and then ‘‘Daily NAVs.''

Prospectus – Fund Management	15

About Your Investment

Choosing Your Share Class

The Fund offers various classes of shares. Each share class of the Fund represents an investment in the same portfolio of securities for that Fund, but each class has its own sales charge and expense structure and combination of purchase restrictions, sales charges and ongoing fees, allowing you to choose the class that best fits your situation.

Factors you should consider when choosing a class of shares include:

■

How long you expect to own the shares;

■

How much you intend to invest;

■

Total expenses associated with owning shares of each class;

■

Whether you qualify for any reduction or waiver of sales charges;

■

Whether you plan to take any distributions in the near future; and

■

Availability of share classes.

Each investor's financial considerations are different. You should speak with your financial adviser to help you decide which share class is best for you.

A Class Charges and Waivers

The table below shows the amount of sales charges you will pay on purchases of A Class shares of the Fund both as a percentage of offering price and as a percentage of the amount you invest. The sales charge differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. If you invest more, the sales charge will be lower.

Any applicable sales charge will be deducted directly from your investment. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the table below. Shares acquired through reinvestment of dividends or other distributions are not subject to a front-end sales charge. You may qualify for a reduced sales charge or the sales charge may be waived as described below in ‘‘A Class Sales Charge Reductions and Waivers.''

Amount of Sale/ Account Value	As a % of Offering Price	As a % of Investment	Dealer Commission as a % of Offering Price
Less than $100,000	2.50%	2.56%	1.75%
$100,000 but less than $250,000	1.50%	1.52%	1.00%
$250,000 and above	0.00%	0.00%†	††

† No initial sales charge applies on purchases of $250,000 or more.  A CDSC of 0.50% of the offering price will be charged on purchases of $250,000 or more that are redeemed in whole or in part within eighteen (18) months of purchase.

†† See ‘‘Dealer Concessions on A Class Purchases Without a Front-End Sales Charge''.

Foreside Fund Services, LLC (the ‘‘Distributor'') retains any portion of the commissions that are not paid to financial intermediaries to solely pay distribution-related expenses. Effective March 1, 2018, Resolute Investment Distributors, Inc. will replace Foreside Fund Services, LLC as the Fund(s)' distributor.

A Class Sales Charge Reductions and Waivers

A shareholder may qualify for a waiver or reduction in sales charges under certain circumstances. To receive a waiver or reduction in your A Class sales charge, you must advise the Fund's transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of purchase. If you, or your financial intermediary, do not let the Fund's transfer agent know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled.

Waiver of Sales Charges

There is no sales charge if you invest $250,000 or more in A Class shares.

Sales charges also may be waived for certain shareholders or transactions, such as:

■

The Manager or its affiliates;

■

Present and former directors, trustees, officers, employees of the Manager, the Manager's parent company, and the American Beacon Funds (and their ‘‘immediate family'' as defined in the SAI), and retirement plans established by them for their employees;

■

Registered representatives or employees of intermediaries that have selling agreement with the Fund(s);

■

Shares acquired through merger or acquisition;

■

Insurance company separate accounts;

■

Employer-sponsored retirement plans;

■

Dividend reinvestment programs;

■

Purchases through certain fee-based programs under which investors pay advisory fees that may be offered through selected registered investment advisers, broker-dealers, and other financial intermediaries;

■

Shareholders that purchase a Fund through a financial intermediary that offers our A Class shares uniformly on a ‘‘no load'' (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary's prescribed fee schedule for purchases of fund shares; and

■

Reinvestment of proceeds within 90 days of a redemption from A Class account (see Redemption Policies for more information).

The availability of A Class shares charge waivers may depend upon the policies, procedures, and trading platform of your financial intermediary.

Reduced Sales Charges

Under a ‘‘Rights of Accumulation Program,'' a ‘‘Letter of Intent'' or through ‘‘Concurrent Purchases'' you may be eligible to buy A Class shares of the Fund at the reduced sales charge rates that would apply to a larger purchase. The Fund reserves the right to modify or to cease offering these programs at any time.

This information is available, free of charge, on the Fund's website, www.americanbeaconfunds.com or call (800) 658-5811 or consult with your financial advisor.

16	Prospectus – About Your Investment

Dealer Concessions on A Class Purchases Without a Front-End Sales Charge

Brokers who initiate and are responsible for purchases of $250,000 or more of A Class shares of the Fund may receive a dealer concession from the Fund's Distributor of 0.50% of the offering price. If a client or broker is unable to provide account verification on purchases of $250,000 or more, the dealer concession will be forfeited by the broker and front-end sales loads will apply. Dealer concessions will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge or dealer concession. Dealer concessions will be paid only on eligible purchases where the applicability of the CDSC can be monitored. Purchases eligible for sales charge waivers as described under ‘‘A Class Sales Charge Reductions and Waivers'' are not eligible for dealer concessions on purchases of $250,000 or more.

Rights of Accumulation Program

Under the Rights of Accumulation Program, you may qualify for a reduced sales charge for A Class shares by aggregating all of your investments held in certain accounts (‘'Qualified Accounts''). The following Qualified Accounts holding any share class of the American Beacon Funds may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

■

Accounts owned by you, your spouse or your minor children under the age of 21, including trust or other fiduciary accounts in which you, your spouse or your minor children are the beneficiary;

■

Uniform transfers or gifts to minors accounts (‘‘UTMA/UGMA'');

■

Individual retirement accounts ("IRAs"), including traditional, Roth, SEP and SIMPLE IRAs; and

■

Coverdell Education Savings Accounts or qualified 529 plans.

A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts.

You must notify your financial intermediary or the Fund's transfer agent, in the case of shares held directly with the Fund, at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program. In addition, you must provide either a list of account numbers or copies of account statements verifying your qualification. You may combine the historical cost or current value, as of the day prior to your additional American Beacon Funds' purchase (whichever is higher) of your existing American Beacon Funds' mutual fund with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and other distributions. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your financial intermediary may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current NAV of your existing American Beacon Funds mutual fund investment with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify the Fund's transfer agent at the time of purchase that a purchase qualifies for a reduced sales charge and provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, the financial intermediary or the Fund's transfer agent will calculate the combined value of all of your Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent

If you plan to invest at least $50,000 (excluding any reinvestment of dividends and other distributions) during the next 13 months in any class of the Fund, you may qualify for a reduced sales charge for purchases of A Class shares by completing the Letter of Intent section of your account application.

A Letter of Intent indicates your intent to purchase at least $50,000 in any class of the American Beacon Funds over the next 13 months in exchange for a reduced A Class sales charge indicated on the above tables. The minimum initial investment under a Letter of Intent is $2,500. You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your account. If you have purchased shares of any American Beacon mutual fund within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Concurrent Purchases

You may combine simultaneous purchases in shares of any of the American Beacon Funds to qualify for a reduced charge.

Contingent Deferred Sales Charge (‘‘CDSC'') — A Class Shares

Unless a waiver applies, investors who purchase $250,000 or more of A Class shares of the Fund (and, thus, pay no initial sales charge) will be subject to a 0.50% CDSC if those shares are redeemed within 18 months after they are purchased. The CDSC does not apply if you are otherwise eligible to purchase A Class shares without an initial sales charge or are eligible for one of the waivers described herein or in the SAI.

CDSC— C Class Shares

If you redeem C Class shares within 12 months of purchase, you may be charged a CDSC of 1%. The CDSC generally will be deducted from your redemption proceeds. In some circumstances, you may be eligible for one of the waivers described herein or in the SAI. You must advise the transfer agent of your eligibility for a waiver when you place your redemption request.

How CDSCs will be Calculated

The amount of the CDSC will be based on the NAV of the redeemed shares at the time of the redemption or the original NAV, whichever is lower. Because of the rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the date of your purchase. The CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. A CDSC is not imposed on any increase in NAV over the initial purchase price or shares you received through the reinvestment of dividends or other distributions.

To keep your CDSC as low as possible, each time you place a request to sell shares, the Fund will redeem your shares in the following order:

■

shares acquired by the reinvestment of dividends or other distributions;

Prospectus – About Your Investment	17

■

other shares that are not subject to the CDSC;

■

shares held the longest during the holding period.

Waiver of CDSCs — A and C Class Shares

A shareholder may qualify for a CDSC waiver under certain circumstances. To have your CDSC waived, you must advise the Fund's transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of redemption. If you or your financial intermediary do not let the Fund's transfer agent know that you are eligible for a waiver, you may not receive a waiver to which might otherwise be otherwise entitled.

The CDSC may be waived if:

■

The redemption is due to a shareholder's death or post-purchase disability;

■

The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value;

■

The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to the termination of the plan or the transfer of the plan to another financial institution;

■

The redemption is for a mandatory withdrawal from a traditional IRA account after age 70 1/2;

■

The redemption is due to involuntary redemptions by the Fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of the Fund, or other actions;

■

The redemption is from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver;

■

The redemption is to return excess contributions made to a retirement plan; or

■

The redemption is to return contributions made due to a mistake of fact.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

Information regarding CDSC waivers for A and C Class shares is available, free of charge, on the Fund's website. Please visit www.americanbeaconfunds.com. You may also call (800) 658-5811 or consult with your financial advisor.

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges).  Such intermediary-specific sales charge variations are described in Appendix A to this Prospectus, entitled "Intermediary Sales Charge Discounts and Waivers."  Appendix A is incorporated herein by reference (is legally a part of this Prospectus).

In all instances, it is the purchaser's responsibility to notify the Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

Purchase and Redemption of Shares

Eligibility

The A Class, C Class, Y Class, Institutional Class, Investor Class, and SP Class shares offered in this Prospectus are available to eligible investors who meet the minimum initial investment. American Beacon Funds do not accept accounts registered to foreign individuals or entities, including foreign correspondent accounts. The Fund does not conduct operations and is not offered for purchase outside of the United States.

Subject to your eligibility, you may invest in the Fund directly or through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, third party administrators, and retirement plans.

If you invest directly with the Fund, the fees and policies with respect to the Fund's shares that are outlined in this Prospectus are set by the Fund. The Manager and the Fund are not responsible for determining the suitability of the Fund or share class for any investor.

Because in most cases it is more advantageous for investors using an intermediary to purchase A Class shares than C Class shares for amounts of $1,000,000 or more, the Fund will decline a request to purchase C Class shares for $1,000,000 or more.

If you invest through a financial intermediary, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy, sell and exchange shares of the Fund. If you establish an account through a financial intermediary, the investment minimums described in this section may not apply. Investors investing in the Fund through a financial intermediary should consult with their financial intermediary to ensure they obtain any proper ‘‘breakpoint'' discount and regarding the differences between available share classes. Your broker-dealer or financial intermediary also may charge fees that are in addition to those described in this Prospectus. Please contact your intermediary for information regarding investment minimums, how to purchase and redeem shares and applicable fees.

Minimum Initial Investment by Share Class

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$ 250
SP	$1,000	$50	None
A; Investor	$2,500	$50	$ 250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

SP Class shares are offered to retail investors who invest directly through a financial intermediary, such as a broker, or through employee directed benefit plans and were formerly shareholders of the Investor Class shares of the Sound Point Floating Rate Income Fund prior to its reorganization into the American Beacon Sound Point Floating Rate Income Fund.

18	Prospectus – About Your Investment

Investor Class shares are also available to traditional IRA and Roth IRA shareholders investing directly in the Fund. The minimum investment is $2,500. A traditional IRA or Roth IRA invested directly will be charged an annual maintenance fee of $15.00 by the Custodian.

The Manager may allow a reasonable period of time after opening an account for a Y Class or Institutional Class investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial advisors who make investments for a group of clients, the minimum initial investment can be met through aggregated purchase orders for more than one client.

Opening an Account

You may open an account through your broker-dealer or other financial intermediary. Please contact your financial intermediary for more information on how to open an account. Shares you purchase through your broker-dealer will normally be held in your account with that firm.

To open an account directly with the Fund, a completed, signed application is required. You may obtain an account application from the Fund's website www.americanbeaconfunds.com or by calling 1-800-658-5811. Institutional shareholders should call 1-800-967-9009.

Complete the application, sign it and send it:

Regular Mail to: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643 (or institutional shareholders may fax to) (816) 374-7408	For Overnight Delivery: American Beacon Funds c/o Boston Financial Data Services, Inc. ("BFDS")* 330 West 9th Street Kansas City, MO 64105 (800) 658-5811

* Effective January 1, 2018, the name of BFDS will change to DST Asset Manager Solutions, Inc.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked for information that will allow the Fund or your financial institution to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, and taxpayer identification numbers on the account or other documentation. The Fund is required by law to reject your new account application if the required identifying information is not provided.

The Fund reserves the right to liquidate a shareholder's account at the current day's NAV and remit proceeds via check if the Fund or a financial institution is unable to verify the shareholder's identity within three days of account opening.

Purchase Policies

Shares of the Fund are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the NYSE (whichever comes first) on each day on which the NYSE is open for business. If a purchase order is received by the Fund in good order prior to the Fund's deadline, the purchase price will be the NAV per share next determined on that day, plus any applicable sales charges. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that the Fund is open for business plus any applicable sales charge.  Shares of the Fund will only be issued against full payment, as described more fully in this Prospectus and SAI.

The Fund has authorized certain third party financial intermediaries, such as broker-dealers, insurance companies, third-party administrators and trust companies, to receive purchase and redemption orders on behalf of the Fund and to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund's next determined NAV after receipt by the financial intermediary or its designee. It is the responsibility of your broker-dealer or financial intermediary to transmit orders that will be received by the Fund in proper form and in a timely manner.

Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold. Prospective investors should inquire as to whether shares of the Fund are available for offer and sale in their jurisdiction. The Fund reserves the right to refuse purchases if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders. The Fund has the right to reject any purchase order or cease offering any or all classes of shares at any time. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Fund will not accept ‘‘starter'' checks, credit card checks, money orders, cashier's checks, or third-party checks.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Fund or the Manager has incurred.  Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or canceled and the monies may be withheld.

Please refer to the section titled ‘‘Frequent Trading and Market Timing'' for information on the Fund's policies regarding frequent purchases, redemptions, and exchanges.

Redemption Policies

If you purchased shares of the Fund through your financial intermediary, please contact your broker-dealer or other financial intermediary to sell shares of the Fund.

The redemption price will be the NAV next determined after a redemption request is received in good order, minus any applicable CDSC and/or redemption fees. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first).

Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first) generally are transmitted to shareholders on the next day the Fund is open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.

You may, within 90 days of redemption, reinvest all or part of the proceeds of your redemption of A or C Class shares of the Fund, without incurring any applicable additional sales charge, in the same class of another American Beacon Fund, by sending a written request and a check to your financial intermediary or directly to the Fund. Reinvestment must be into the same account from which you redeemed the shares or received the distribution. Proceeds from a redemption and all dividend payments and other distributions will be reinvested in the same share class from which the original redemption or distribution was made. Reinvestment will be at the NAV next calculated after the Fund receives your request. You must notify the Fund and your financial intermediary at the time of investment if you decide to exercise this privilege.

Prospectus – About Your Investment	19

The Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Fund's shareholders.

Although the Fund intends to redeem shares by paying out available cash, cash generated by selling portfolio holdings (including cash equivalent portfolio holdings), or funds borrowed through the Fund's interfund credit facility, in stressed market conditions and other appropriate circumstances, the Fund reserves the right to pay the redemption price in whole or in part by borrowing funds from external parties or distributing securities or other assets held by the Fund. To the extent that the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

Please refer to the section titled ‘‘Frequent Trading and Market Timing'' for information on the Fund's policies regarding frequent purchases, redemptions, and exchanges.

Exchange Policies

If you purchased shares of the Fund through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for its policies to effect an exchange.

Shares of any class of the Fund may be exchanged for shares of the same class of another American Beacon Fund under certain limited circumstances. Since an exchange involves a concurrent redemption and purchase, please review the sections titled ‘‘Redemption Policies'' and ‘‘Purchase Policies'' for additional limitations that apply to redemptions and purchases. There is no front-end sales charge on exchanges between A Class shares of the Fund for A Class shares of another fund. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange to shares of another fund that has a CDSC however, shares exchanged between funds that impose a CDSC will be charged a CDSC if redeemed within 12 months or 18 months, as applicable, of the purchase of the initial shares.

Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of remaining shares.

If shares of the Fund were purchased by check, a shareholder must have owned those shares for at least ten days prior to exchanging out of the Fund and into another fund.

The eligibility and minimum investment requirement must be met for the class into which the shareholder is exchanging. Fund shares may be acquired through exchange only in U.S. states and Territories in which they can be legally sold. The Fund reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. The Fund reserves the right to refuse exchange requests if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders.  Please refer to the section titled "Frequent Trading and Market Timing" for information on the Fund's policies regarding frequent purchases, redemptions, and exchanges.

Shares of any class of the Fund may be converted to shares of another class of the Fund under certain limited circumstances. For federal income tax purposes, the conversion of shares of one share class of the Fund to shares of a different share class of the Fund generally will not result in the realization of a capital gain or loss. However an exchange of shares of the Fund for shares of a different American Beacon Fund generally is considered a redemption and a concurrent purchase, respectively, as noted above, and thus may result in the realization of capital gain or loss for those purposes.

How to Purchase, Redeem or Exchange Shares

If your account is through a broker-dealer or other financial intermediary, please contact them directly to purchase, redeem or exchange shares of the Fund. Your broker-dealer or financial intermediary can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your broker-dealer or financial intermediary will transmit your request to the Fund and may charge you a fee for this service. The Fund will not accept a purchase order of $1,000,000 or more for C Class shares if the purchase is known to be on behalf of a single investor (not including dealer "street name" or omnibus accounts). Dealers, other financial intermediaries or fiduciaries purchasing shares for their customers are responsible for determining the suitability of a particular share class for an investor. You should include the following information with any order:

• Your name/account registration

• Your account number

• Type of transaction requested

• Fund name and fund numbers

• Dollar amount or number of shares

Transactions for direct shareholders are conducted through:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class Only)
Mail	American Beacon Funds PO Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o Boston Financial Data Services, Inc. ("BFDS")* 330 West 9th Street Kansas City, MO 64105

* Effective January 1, 2018, the name of BFDS will change to DST Asset Manager Solutions, Inc.

20	Prospectus – About Your Investment

Purchases by Wire:

Send a bank wire to State Street Bank and Trust Co. with these instructions:

■

ABA# 0110-0002-8; AC-9905-342-3,

■

Attn: American Beacon Funds

■

the fund name and fund number, and

■

shareholder account number and registration.

Redemption Proceeds will be mailed to account of record or transmitted to commercial bank designated on the account application form.

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
SP	$1,000	$50	None
A, Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Supporting documents may be required for redemptions by estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Redemption requests must also include authorized signature(s) of all persons required to sign for the account. Call 1-800-658-5811 for instructions.

To protect the Fund and your account from fraud, a STAMP 2000 Medallion signature guarantee is required for redemption orders:

■

with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application,

■

for an account whose address has changed within the last 30 days if proceeds are sent by check, or

■

The Fund only accepts STAMP 2000 Medallion signature guarantees, which may be obtained at participating banks, broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.

Payments to Financial Intermediaries

For certain share classes the Fund and/or the Manager (and/or the Manager's affiliates), at their own expense, may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund. To the extent that the Fund pays any such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Manager, the Fund or its transfer agent. To the extent the Manager or its affiliates pay such compensation, it would likely include amounts from that party's own resources and constitute what is sometimes referred to as ‘‘revenue sharing.''

Compensation received by a financial intermediary from the Fund, the Manager or an affiliate of the Manager may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Fund or the Manager and/or its affiliates, and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds. You can contact your financial intermediary for details about any such payments it receives from the Manager, its affiliates and/or the Fund, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this Prospectus.

General Policies

If a shareholder's account balance falls below the following minimum levels, the shareholder may be asked to increase the balance.

Share Class	Account Balance
A	$ 2,500
C	$ 1,000
SP	$ 1,000
Investor	$ 2,500
Y	$25,000
Institutional	$75,000

If the account balance remains below the applicable minimum account balance after 45 days, the Fund reserves the right to close the account and send the proceeds to the shareholder.  The Fund reserves the authority to modify minimum account balances in its discretion.

A Signature Validation Program (‘‘SVP'') stamp or notary stamp may be required in order to change an account's registration or banking instructions. You may obtain a SVP stamp at participating banks, broker-dealers and credit unions, but not from a notary public. The SVP stamp is analogous to the STAMP 2000 Medallion guarantee in that it is provided at similar institutions. However, it is used only for non-financial transactions.

The following policies apply to instructions you may provide to the Fund by telephone:

Prospectus – About Your Investment	21

■

The Fund, its officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

■

The Fund employs procedures reasonably designed to confirm that instructions communicated by telephone are genuine.

■

Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

The Fund reserves the right to:

■

liquidate a shareholder's account at the current day's NAV and remit proceeds via check if the Fund or a financial institution are unable to verify the shareholder's identity within three business days of account opening,

■

seek reimbursement from the shareholder for any related loss incurred by the Fund if payment for the purchase of Fund shares by check does not clear the shareholder's bank, and

■

reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by the Fund if funds are not received by the applicable wire deadline.

A shareholder will not be required to pay a CDSC when the registration for A Class or C Class shares is transferred to the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When A Class or C Class shares are transferred, any applicable CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.

Escheatment

Please be advised that certain state escheatment laws may require the Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property unless you contact the Fund. Many states have added ‘‘inactivity'' or the absence of customer initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder initiated activity on an account for at least three (3) to five (5) years.

Depending on the laws in your jurisdiction, customer initiated contact might be achieved by one of the following methods:

■

Send a letter to American Beacon Funds via the United States Post Office,

■

Speak to a Customer Service Representative on the phone after you go through a security verification process. For residents of certain states, contact cannot be made by phone but must be in writing or through the Fund's secure web application,

■

Access your account through the Fund's secure web application,

■

Cashing checks that are received and are made payable to the owner of the account.

The Fund, the Manager, and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer's and/or Controller's Offices.  If you do not hold your shares directly with the Fund, you should contact your broker-dealer, retirement plan, or other third-party intermediary regarding applicable state escheatment laws.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder's account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder's location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative. The completed designation form may be mailed to the below address.

Contact information:

American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643
1-800-658-5811
www.americanbeaconfunds.com

Frequent Trading and Market Timing

Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund's NAV, (ii) an increase in the Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in the Fund's NAV is known as market timing.

The Fund's Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing. Shareholders may transact one ‘‘round trip'' in the Fund in any rolling 90-day period. A ‘‘round trip'' is defined as two transactions, each in an opposite direction. A round trip may involve either (i) a purchase or exchange into the Fund followed by a redemption or exchange out of the Fund or (ii) a redemption or exchange out of the Fund followed by a purchase or exchange into the Fund. If the Manager detects that a shareholder has exceeded one round trip in the Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, may prohibit the shareholder from making further purchases of the Fund. In general, the Fund reserves the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder's activity violates any policy stated in this Prospectus. Additionally, the Manager may in its discretion, reject any purchase or exchange into the Fund from any individual investor, institutional investor, or group whose trading activity could disrupt the management of the Fund or dilute the value of the Fund's shares, including collective trading (e.g., following the advice of an investment newsletter). Such investors may be barred from future purchases of American Beacon Funds.

The round-trip limit does not apply to the following transaction types:

■

shares acquired through the reinvestment of dividends and other distributions;

■

systematic purchases and redemptions;

■

shares redeemed to return excess IRA contributions; or

■

certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

22	Prospectus – About Your Investment

Financial intermediaries that offer Fund shares, such as broker-dealers, third-party administrators of retirement plans, and trust companies, will be asked to enforce the Fund's policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Fund that they are currently unable to enforce the Fund's policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Fund's policies. The Fund may defer to an intermediary's policies. For more information, please contact the financial intermediary through which you invest in the Fund.

The Manager monitors trading activity in the Fund to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary's provision of information necessary to identify transactions by the underlying investors. The Fund has entered into agreements with the intermediaries that service the Fund's investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Fund and to act on the Fund's instructions to restrict transactions by investors who the Manager has identified as having violated the Fund's policies and procedures to deter frequent trading and market timing.

Wrap programs offered by certain intermediaries may be designated ‘‘Qualified Wrap Programs'' by the Fund based on specific criteria established by the Fund and a certification by the intermediary that the criteria have been met. A Qualified Wrap Program is a wrap program whose sponsoring intermediary: (i) certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio, (iii) provides the Manager a description of the wrap program(s), and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary's wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client's purchase of the Fund followed within 90 days by the intermediary's redemption of the same Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to the Fund, the Manager will revoke the intermediary's Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with the Fund's frequent trading and market timing policies, including any applicable redemption fees.

The Fund reserves the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Fund's policies and procedures to deter frequent trading and market timing will have the intended effect or that the Manager will be able to detect frequent trading and market timing.

Distributions and Taxes

The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income ("dividends") and distributions of realized net capital gains ("capital gain distributions") and net gains from foreign currency transactions (sometimes referred to below collectively as "other distributions" (and dividends and other distributions are sometimes referred to below collectively as "distributions").  The Fund does not have a fixed dividend rate nor does it guarantee that it will pay any distributions in any particular period. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the services and/or fees applicable to certain classes of shares.  Any dividends are paid monthly, and any other distributions are paid annually.

Options for Receiving Dividends and Other Distributions

When you open your Fund account, you can specify on your application how you want to receive distributions. To change that option, you must notify the transfer agent. Unless you instruct otherwise in your account application, distributions payable to you by the Fund will be reinvested in additional shares of the distributing class of the Fund. There are four payment options available:

■

Reinvest All Distributions. You can elect to reinvest all distributions by the Fund in additional shares of the distributing class of the Fund.

■

Reinvest Only Some Distributions. You can elect to reinvest some types of distributions by the Fund in additional shares of the distributing class of the Fund while receiving the other types of distributions by the Fund by check or having them sent directly to your bank account by ACH ("in cash").

■

Receive All Distributions in Cash. You can elect to receive all distributions in cash.

■

Reinvest Your Distributions in another American Beacon Fund. You can reinvest all of your distributions by the Fund on a particular class of shares in shares of the same class of another American Beacon Fund that is available for exchanges. You must have an existing account in the same share class of the selected fund.

If you invest directly with the Fund, any election to receive distributions payable by check will only apply to distributions totaling $10.00 or more. Any distribution by the Fund totaling less than $10.00 will be reinvested in shares of the distributing class of the Fund and will not be paid to you by check. This policy does not apply to you if you have elected to receive distributions that are paid in cash.

If you elect to receive a distribution by check and the U.S. Postal Service cannot deliver your check, or if your check remains uncashed for at least six months, the Fund reserves the right to reinvest the amount of your check, and to reinvest all subsequent distributions in shares of the distributing class of the Fund at the NAV per share on the day of the reinvestment. Interest will not accrue on amounts represented by uncashed distribution or redemption checks.

Shareholders investing in the Fund through a financial intermediary should discuss their options for receiving distributions with the intermediary.

Taxes

Fund distributions are taxable to shareholders other than tax-qualified retirement accounts and other tax-exempt investors. However, the portion of the Fund's dividends derived from its investments in U.S. Government obligations, if any, is generally exempt from state and local income taxes. The following table outlines the typical status of transactions in taxable accounts:

Prospectus – About Your Investment	23

Type of Transaction	Federal Tax Status
Dividends from net investment income*	Ordinary income**
Distributions of the excess of net short-term capital gain over net long-term capital loss*	Ordinary income
Distributions of net gains from certain foreign currency transactions*	Ordinary income
Distributions of the excess of net long-term capital gain over net short-term capital loss ("net capital gain'')*	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses
Redemptions or exchanges of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules

*  Whether reinvested or taken by check or in cash.

** Except for dividends that are attributable to ‘‘qualified dividend income'' (as described below), if any.

To the extent distributions are attributable to net capital gain that the Fund recognizes they are subject to a 15% maximum federal income tax rate for individual and certain other non-corporate shareholders (each, an ‘‘individual'') (20% for individuals with taxable income exceeding certain thresholds, which are indexed for inflation annually), regardless of how long the shareholder held his or her Fund shares.

A portion of the dividends the Fund pays to individuals may be ‘‘qualified dividend income'' (‘‘QDI'') and thus eligible for the preferential rates, mentioned above, that apply to net capital gain. QDI is the aggregate of dividends the Fund receives on shares of most domestic corporations and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions. To be eligible for those rates, a shareholder must meet similar restrictions with respect to his or her Fund shares.

A portion of the distributions the Fund pays may also be eligible for the dividends-received deduction allowed to corporations ("DRD"), subject to similar holding period and other restrictions, but the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations only. However, dividends that a corporate shareholder receives and deducts pursuant to the DRD may be subject indirectly to the federal alternative minimum tax.

The Fund does not expect a substantial part of its dividends to qualify as QDI or be eligible for the DRD.

A shareholder may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual recognizes on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the 15% and 20% tax rates mentioned above.

A shareholder who wants to use an acceptable basis determination method with respect to his or her Fund shares other than the average basis method (the Fund's default method) must elect to do so in writing, which may be electronic. The Fund, or its administrative agent, must report to the Internal Revenue Service and furnish to its shareholders the basis information for dispositions of Fund shares. See "Tax Information" in the SAI for a description of the rules regarding that election and the Fund's reporting obligation.

An individual must pay a 3.8% tax on the lesser of (1) the individual's ‘‘net investment income,'' which generally includes distributions the Fund pays and net gains realized on a redemption or exchange of Fund shares, or (2) the excess of the individual's ‘‘modified adjusted gross income'' over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts.  Shareholders should consult their own tax advisers regarding the effect, if any, this tax may have on their investment in Fund shares.

Each year, the Fund's shareholders will receive tax information to assist them in preparing their income tax returns.

The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders, who should consult their tax advisers regarding specific questions as to the effect of federal, state and local income taxes on an investment in the Fund.

24	Prospectus – About Your Investment

Additional Information

The Fund's Board of Trustees oversees generally the operations of the Fund. The Trust enters into contractual arrangements with various parties, including among others, the Fund's manager, sub-advisor(s), custodian, transfer agent, and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the Statement of Additional Information is intended, or should be read, to be or create an agreement or contract between the Trust or the Fund and any investor, or to create any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. Nothing in this Prospectus, the Statement of Additional Information or the Fund's reports to shareholders is intended to provide investment advice and should not be construed as investment advice.

Distribution and Service Plans

The Fund has adopted separate Distribution Plans for its A Class, C Class and SP Class shares in accordance with Rule 12b-1 under the Investment Company Act, which allows the A Class, C Class and SP Class shares to pay distribution and other fees for the sale of Fund shares and for other services provided to shareholders. Each Plan also authorizes the use of any fees received by the Manager in accordance with the Management Agreement, and any fees received by the sub-advisor pursuant to its Investment Advisory Agreement with the Manager, to be used for the sale and distribution of Fund shares. The Plans provide that the A Class and SP Class shares of the Fund will pay up to 0.25% per annum of the average daily net assets attributable to the A Class and SP Class shares, respectively, and the C Class shares of the Fund will pay up to 1.00% per annum of the average daily net assets attributable to the C Class, to the Manager (or another entity approved by the Board).

The Fund has also adopted a shareholder services plan for its A Class, C Class, and Investor Class shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payment of up to 0.25% of the average daily net assets attributable to the A Class shares, up to 0.25% of the average daily net assets attributable to the C Class shares, and up to 0.375% of the average daily net assets attributable to the Investor Class shares. In addition, the Fund may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y Class and Institutional Class shares of the Fund.  Because these fees are paid out of the Fund's A Class, C Class, Y Class, Investor Class and Institutional Class assets on an ongoing basis, over time these fees will increase the cost of your investment.

Portfolio Holdings

A complete list of the Fund's holdings is made available on the Fund's website on a quarterly basis approximately sixty days after the end of each calendar quarter and remains available for six months thereafter. A list of the Fund's ten largest holdings is made available on the Fund's website on a quarterly basis. The ten largest holdings of the Fund are generally posted to the website approximately fifteen days after the end of each calendar quarter and remain available until the next quarter. To access the holdings information, go to www.americanbeaconfunds.com. The Fund's ten largest holdings may also be accessed by selecting the Fund's fact sheet.

A description of the Fund's policies and procedures regarding the disclosure of portfolio holdings is available in the Fund's SAI, which you may access on the Fund's website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.

Delivery of Documents

If you are interested in electronic delivery of the Fund's summary prospectus and shareholder reports, please go to www.americanbeaconfunds.com and click on ‘‘Resource Center'' and then ‘‘Register for E-Delivery.''

To reduce expenses, your financial institution may mail only one copy of the summary prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

Financial Highlights

The financial highlights tables are intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the Fund's table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions).

For periods commencing prior to December 11, 2015, the financial highlights of the Fund shown below for Institutional Class and SP Class shares of the Fund represent the financial history of the Institutional Class and Investor Class shares, respectively, of the Sound Point Floating Rate Income Fund ("Sound Point Fund"), a series of Trust for Advised Portfolios, which was acquired by the Fund in a reorganization on December 11, 2015. The information for the fiscal periods ended August 31, 2014 and August 31, 2015, has been audited by the Sound Point Fund's independent registered public accounting firm. Prior to reorganizing to the Trust for Advised Portfolios on May 31, 2014, the Fund was organized as a closed-end investment company under the same name (the "Predecessor Fund"). The information for the period December 3, 2012 through August 31, 2013 was audited by the Predecessor Fund's independent registered public accounting firm.  The information in the financial highlights for the fiscal periods ended August 31, 2016 and August 31, 2017, has been derived from the Fund's financial statements audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which you may obtain upon request.

Prospectus – Additional Information	25

American Beacon Sound Point Floating Rate Income Fund
	Institutional Class
For a share outstanding throughout the period:	Year Ended August 31, 2017	Year Ended August 31, 2016		Year Ended August 31, 2015		Year Ended August 31, 2014		December 3, 2012A to August 31, 2013
Net asset value, beginning of period	$10.20	$10.38		$10.49		$10.58		$10.00
Income from investment operations:
Net investment income	0.46	0.51		0.52	B	0.57		0.14
Net gains (losses) on investments (both realized and unrealized)	0.18	(0.10)		0.06		0.14		0.50
Total income (loss) from investment operations	0.64	0.41		0.58		0.71		0.64
Less distributions:
Dividends from net investment income	(0.47)	(0.55)		(0.52)		(0.58)		(0.06)
Distributions from net realized gains	(0.02)	(0.04)		(0.17)		(0.22)		–
Total distributions	(0.49)	(0.59)		(0.69)		(0.80)		(0.06)
Net asset value, end of period	$10.35	$10.20		$10.38		$10.49		$10.58
Total returnC	6.37%	4.12%		5.75%		6.92%		6.40	%D
Ratios and supplemental data:
Net assets, end of period	$231,445,512	$63,147,618		$42,903,291		$19,578,492		$17,779,147
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.85%	1.26%		1.88%		2.37%		3.33	%E
Expenses, net of reimbursements or recoupments	0.84%	0.92	%F	0.90%		1.58	%G	2.08	%E
Net investment income (loss), before expense reimbursements or recoupments	4.51%	4.78%		4.06%		4.56%		(0.86	)%E
Net investment income, net of reimbursements or recoupments	4.52%	5.12%		5.04%		5.35%		2.11	%E
Portfolio turnover rate	86%	168%		196%		165%		197%

A	Commencement of Operations for the Predecessor Fund.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Expense ratios may exceed stated expense caps in Note 2 due to pre-adoption expenses.
G

The expense limitation for the Institutional Class Shares was reduced from 1.60% to 0.90% upon reorganization into the Trust. Prior to the reorganization on May 31, 2014, the Fund was organized as a closed-end, non-diversified, management investment company.

26	Prospectus – Additional Information

American Beacon Sound Point Floating Rate Income Fund
	Y Class
For a share outstanding throughout the period:	Year Ended August 31, 2017	December 11, 2015A to August 31, 2016
Net asset value, beginning of period	$10.21	$10.34
Income from investment operations:
Net investment income	0.46	0.53
Net gains (losses) on investments (both realized and unrealized)	0.17	(0.09)
Total income (loss) from investment operations	0.63	0.44
Less distributions:
Dividends from net investment income	(0.46)	(0.53)
Distributions from net realized gains	(0.02)	(0.04)
Total distributions	(0.48)	(0.57)
Net asset value, end of period	$10.36	$10.21
Total returnC	6.27%	4.37	%B
Ratios and supplemental data:
Net assets, end of period	$507,077,617	$22,952,034
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.92%	1.42	%D
Expenses, net of reimbursements or recoupments	0.93%	0.94	%D
Net investment income, before expense reimbursements or recoupments	4.43%	4.64	%D
Net investment income, net of reimbursements or recoupments	4.42%	5.11	%D
Portfolio turnover rate	86%	168	%E

A	Commencement of Operations.
B	Not annualized.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Annualized.
E	Portfolio turnover is for the period from September 1, 2015 through August 31, 2016 and is annualized.

Prospectus – Additional Information	27

American Beacon Sound Point Floating Rate Income Fund
	Investor Class
For a share outstanding throughout the period:	Year Ended August 31, 2017	December 11, 2015A to August 31, 2016
Net asset value, beginning of period	$10.18	$10.33
Income from investment operations:
Net investment income	0.46	0.50
Net gains (losses) on investments (both realized and unrealized)	0.15	(0.09)
Total income (loss) from investment operations	0.61	0.41
Less distributions:
Dividends from net investment income	(0.44)	(0.52)
Distributions from net realized gains	(0.02)	(0.04)
Total distributions	(0.46)	(0.56)
Net asset value, end of period	$10.33	$10.18
Total returnB	6.12%	4.16	%C
Ratios and supplemental data:
Net assets, end of period	$129,817,379	$3,641,581
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.07%	1.31	%D
Expenses, net of reimbursements or recoupments	1.09%	1.22	%D
Net investment income, before expense reimbursements or recoupments	4.24%	4.26	%D
Net investment income, net of reimbursements or recoupments	4.22%	4.35	%D
Portfolio turnover rate	86%	168	%E

A	Commencement of Operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover is for the period from September 1, 2015 through August 31, 2016 and is annualized.

28	Prospectus – Additional Information

American Beacon Sound Point Floating Rate Income Fund
	A Class
For a share outstanding throughout the period:	Year Ended August 31, 2017	December 11, 2015A to August 31, 2016
Net asset value, beginning of period	$10.20	$10.33
Income from investment operations:
Net investment income	0.42	0.51
Net gains (losses) on investments (both realized and unrealized)	0.17	(0.10)
Total income (loss) from investment operations	0.59	0.41
Less distributions:
Dividends from net investment income	(0.42)	(0.50)
Distributions from net realized gains	(0.02)	(0.04)
Total distributions	(0.44)	(0.54)
Net asset value, end of period	$10.35	$10.20
Total returnB	5.92%	4.13	%C
Ratios and supplemental data:
Net assets, end of period	$32,450,342	$6,849,306
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.22%	1.67	%D
Expenses, net of reimbursements or recoupments	1.24%	1.24	%D
Net investment income, before expense reimbursements or recoupments	4.07%	4.51	%D
Net investment income, net of reimbursements or recoupments	4.04%	4.93	%D
Portfolio turnover rate	86%	168	%E

A	Commencement of Operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover is for the period from September 1, 2015 through August 31, 2016 and is annualized.

Prospectus – Additional Information	29

American Beacon Sound Point Floating Rate Income Fund
	C Class
For a share outstanding throughout the period:	Year Ended August 31, 2017	December 11, 2015A to August 31, 2016
Net asset value, beginning of period	$10.21	$10.33
Income from investment operations:
Net investment income	0.35	0.45
Net gains (losses) on investments (both realized and unrealized)	0.16	(0.08)
Total income (loss) from investment operations	0.51	0.37
Less distributions:
Dividends from net investment income	(0.35)	(0.45)
Distributions from net realized gains	(0.02)	(0.04)
Total distributions	(0.37)	(0.49)
Net asset value, end of period	$10.35	$10.21
Total returnB	5.03%	3.67	%C
Ratios and supplemental data:
Net assets, end of period	$31,434,098	$3,040,244
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.97%	2.55	%D
Expenses, net of reimbursements or recoupments	1.99%	1.99	%D
Net investment income, before expense reimbursements or recoupments	3.31%	3.50	%D
Net investment income, net of reimbursements or recoupments	3.29%	4.06	%D
Portfolio turnover rate	86%	168	%E

A	Commencement of Operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover is for the period from September 1, 2015 through August 31, 2016 and is annualized.

30	Prospectus – Additional Information

American Beacon Sound Point Floating Rate Income Fund
	SPI
For a share outstanding throughout the period:	Year Ended August 31, 2017		Year Ended August 31, 2016		Year Ended August 31, 2015		May 31A to August 31, 2014
Net asset value, beginning of period	$10.19		$10.38		$10.49		$10.62	B
Income from investment operations:
Net investment income (loss)	0.25	C	0.30		0.43	C	0.13
Net gains (losses) on investments (both realized and unrealized)	0.37		0.07		0.12		(0.00	)D
Total income (loss) from investment operations	0.62		0.37		0.55		0.13
Less distributions:
Dividends from net investment income	(0.43)		(0.52)		(0.49)		(0.26)
Distributions from net realized gains	(0.02)		(0.04)		(0.17)		–
Total distributions	(0.45)		(0.56)		(0.66)		(0.26)
Net asset value, end of period	$10.36		$10.19		$10.38		$10.49
Total returnE	6.13%		3.70%		5.53%		1.19	%F
Ratios and supplemental data:
Net assets, end of period	$785,649		$11,651,032		$125,577		$1,138
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.08%		1.49%		1.74%		1.95	%G
Expenses, net of reimbursements or recoupments	1.12%		1.19	%H	1.15%		1.15	%G
Net investment income, before expense reimbursements or recoupments	4.25%		4.01%		3.59%		3.70	%G
Net investment income, net of reimbursements or recoupments	4.21%		4.30%		4.18%		4.50	%G
Portfolio turnover rate	86%		168%		196%		17	%F

A	Commencement of Operations for the Predecessor Fund.
B	NAV at Class inception.
C	Per share amounts have been calculated using the average shares method.
D	Amount represents less than $0.01 per share.
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Not annualized.
G	Annualized.
H	Expense ratios may exceed stated expense caps in Note 2 due to pre-adoption expenses.
I	Prior to the reorganization on December 11, 2015, the SP Class was known as the Investor Class.

Prospectus – Additional Information	31

Additional Information

Additional information about the Fund is found in the documents listed below. Request a free copy of these documents by calling 1-800-658-5811 or you may access them on the Fund's website at www.americanbeaconfunds.com.

Annual Report/Semi-Annual Report

The Fund's Annual and Semi-Annual Reports list the Fund's actual investments as of the report's date. They also include a discussion by the Manager of market conditions and investment strategies that significantly affected the Fund's performance. The report of the Fund's Independent Registered Public Accounting Firm is included in the Annual Report.

Statement of Additional Information (‘‘SAI'')

The SAI contains more details about the Fund and its investment policies. The SAI is incorporated in this Prospectus by reference (it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission ("SEC").

Appendix A to the Prospectus – Intermediary Sales Charge Discounts and Waivers

Appendix A contains more information about specific sales charge discounts and waivers available for shareholders who purchase Fund shares through a specific financial intermediary. Appendix A is incorporated herein by reference (is legally a part of this Prospectus).

To obtain more information about the Fund or to request a copy of the documents listed above:

By Telephone:	Call 1-800-658-5811
By Mail:	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643
By E-mail:	americanbeaconfunds@ambeacon.com
On the Internet:	Visit our website at www.americanbeaconfunds.com Visit the SEC website at www.sec.gov

The SAI and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. The SAI and other information about the Fund may also be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

American Beacon is a registered service mark of American Beacon Advisors, Inc. The American Beacon Funds and the American Beacon Sound Point Floating Rate Income Fund are service marks of American Beacon Advisors, Inc.

SEC File Number 811-04984

Appendix A

Appendix A -- Intermediary Sales Charge Discounts and Waivers

INTERMEDIARY SALES CHARGE DISCOUNTS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser's responsibility to notify the Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive any applicable waivers or discounts. Please see the section entitled "Choosing Your Share Class" for more information on sales charges and waivers available for different classes.

The information in this Appendix is part of, and incorporated into, the Fund's prospectus.

A CLASS AND C CLASS PURCHASES THROUGH MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI.

Front-end Sales Load Waivers on A Class Shares available at Merrill Lynch

■

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission- based brokerage account and shares are held for the benefit of the plan.

■

Shares purchased by or through a 529 Plan.

■

Shares purchased through a Merrill Lynch affiliated investment advisory program.

■

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform.

■

Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable).

■

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

■

Shares exchanged from C Class (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date.

■

Employees and registered representatives of Merrill Lynch or its affiliates and their family members.

■

Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this Prospectus.

■

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on A Class and C Class Shares available at Merrill Lynch

■

Death or disability of the shareholder

■

Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus

■

Return of excess contributions from an IRA Account

■

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

■

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

■

Shares acquired through a right of reinstatement

■

Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A Class and C Class shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

■

Breakpoints as described in this prospectus.

■

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

■

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Prospectus – Appendix	A-1

Statement of Additional Information
 December 29, 2017

Share Class
	A	C	Y	Institutional	Investor
American Beacon Flexible Bond Fund	AFXAX	AFXCX	AFXYX	AFXIX	AFXPX

This Statement of Additional Information ("SAI") should be read in conjunction with the prospectus dated December 29, 2017 (the "Prospectus") for the American Beacon Flexible Bond Fund (the "Fund"), a series of the American Beacon Funds, a Massachusetts business trust. Copies of the Prospectus may be obtained without charge by calling (800) 658-5811. You also may obtain copies of the Prospectus without charge by visiting the Fund's website at www.americanbeaconfunds.com. This SAI is incorporated by reference into the Fund's Prospectus. In other words, it is legally a part of the Prospectus. This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the current Prospectus.  Capitalized terms in this SAI have the same definition as in the Prospectus, unless otherwise defined.

The Fund's Annual Report to shareholders for the period ended August 31, 2017 and the financial statements and accompanying notes appearing therein are incorporated by reference into this SAI. Copies of the Fund's Annual and Semi-Annual Reports may be obtained, without charge, upon request by calling (800) 658-5811 or visiting www.americanbeaconfunds.com.

ORGANIZATION AND HISTORY OF THE FUND

The Fund is a separate series of the American Beacon Funds (the "Trust"), an open-end management investment company organized as a Massachusetts business trust on January 16, 1987. The Fund constitutes a separate investment portfolio with a distinct investment objective and distinct purpose and strategy. The Fund is diversified as defined by the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Fund is comprised of multiple classes of shares designed to meet the needs of different groups of investors. This SAI relates to the A Class, C Class, Y Class, Institutional Class, and Investor Class shares of the Fund.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

The investment objective and principal investment strategies and risks of the Fund are described in the Prospectus. This section contains additional information about the Fund's investment policies and risks and types of investments the Fund may purchase. The composition of the Fund's portfolio and the strategies that the Fund may use in selecting investments may vary over time. The Fund is not required to use all of the investment strategies described below in pursuing its investment objective. It may use some of the investment strategies only at some times or it may not use them at all.

Asset-Backed Securities — Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts receivable paper are transferred from the originator to a specially created trust, which repackages the trust's interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables. The Fund is permitted to invest in asset-backed securities, subject to the Fund's rating and quality requirements.

The value of an asset-backed security is affected by, among other things, changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower's other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security's par value. Value is also affected if any credit enhancement has been exhausted.

Bank Capital Securities — The Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

Bank Deposit Notes — Bank deposit notes are obligations of a bank, rather than bank holding company corporate debt. The only structural difference between bank deposit notes and certificates of deposit is that interest on bank deposit notes is calculated on a 30/360 basis, as are corporate notes/bonds.  Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt.

Borrowing Risks — The Fund may borrow money in an amount up to one-third of its total assets (including the amount borrowed) from banks and other financial institutions. The Fund may borrow for temporary purposes or to facilitate short sales. Borrowing may exaggerate changes in the Fund's net asset value ("NAV") and in its total return. Interest expense and other fees associated with borrowing may reduce the Fund's return.

Callable Securities — The Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the Fund may be invested in securities paying lower coupon rates. Thus, the Fund's income could be reduced as a result of a call. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on the Fund's total return.

Cash Equivalents — Cash equivalents include certificates of deposit, time deposits, bearer deposit notes, bankers' acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

Bankers' acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Certificates of deposit ("CDs") are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable. U.S. dollar denominated CDs issued by banks abroad are known as Eurodollar CDs. CDs issued by foreign branches of U.S. banks are known as Yankee CDs.

Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Collateralized Bond Obligations ("CBOs"), Collateralized Debt Obligations ("CDOs") and Collateralized Loan Obligations ("CLOs") — The Fund may invest in each of collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), other collateralized debt obligations ("CDOs") and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often

1

backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage- related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Fund's Prospectus (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that the Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Commercial Paper — The Fund may invest in commercial paper and other short-term notes. Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days.

A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Common Stock — Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company's common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company's products or services. A stock's value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company's common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or traded over-the-counter ("OTC"). OTC stock may be less liquid than exchange-traded stock.

Contracts for Differences — A contract for difference is a contract which one party agrees to pay the other party an amount of money based on the difference between the current value of a security or instrument and its value on a specified date in the future.

Contracts for differences are similar to total return swaps and allow the Fund to take a long or short position without having to own the reference security or index.

Convertible Securities — Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

Corporate Actions — From time to time, the Fund may voluntarily participate in corporate actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as the Fund, and the acquisition is determined to be beneficial to Fund shareholders ("Voluntary Action"). Notwithstanding any percentage investment limitation listed under the "Investment Restrictions" section or any percentage investment limitation of the Investment Company Act or rules thereunder, if the Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and by doing so, the Fund would exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the corporate action, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

2

Cover and Asset Segregation — The Fund may make investments or employ trading practices that obligate the Fund, on a fixed or contingent basis, to deliver an asset or make a cash payment to another party in the future. The Fund will comply with guidance from the U.S. Securities and Exchange Commission (the "SEC") with respect to coverage of certain investments and trading practices. This guidance requires segregation (which may include earmarking) by the Fund of cash or liquid assets with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or financial instrument or by offsetting portfolio positions.

For example, if the Fund enters into a currency forward contract to sell foreign currency on a future date, the Fund may cover its obligation to deliver the foreign currency by segregating cash or liquid assets having a value at least equal to the value of the deliverable currency on a marked to market basis. Alternatively, the Fund could cover its obligation by entering into an offsetting transaction to acquire, on or before the date such foreign currency must be delivered, an amount of foreign currency at least equal to the deliverable amount at a price at or below the sale price to be received by the Fund under the currency forward contract.

The Fund's approach to asset coverage may vary among different types of transactions. For example, if the Fund's forward obligation on the transaction is only to make a cash payment equal to the amount, if any, by which the value of the Fund's position is less than that of its counterparty, the Fund will segregate cash or liquidate assets equal to that difference calculated on a daily marked-to-market basis (a "net amount"). Additionally, if the Fund is a protection seller in a credit default swap, the Fund, depending on how the credit default swap is settled, usually will segregate assets equal to the full notional value of the swap. If the Fund is protection buyer in a credit default swap, depending on how the credit default swap is settled, it usually will cover the total amount of required premium payments plus the prepayment penalty.

Inasmuch as the Fund covers its obligations under these transactions as described above, American Beacon Advisors, Inc. (the "Manager") and the Fund believe such obligations do not constitute senior securities. Earmarking or otherwise segregating a large percentage of the Fund's assets could impede the sub-advisor's ability to manage the Fund's portfolio.

Creditor Liability and Participation on Creditors' Committees — When the Fund holds bonds or other similar fixed income securities of an issuer, the Fund becomes a creditor of the issuer. If the Fund is a creditor of an issuer it may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.

Currencies Risk — The Fund may have significant exposure to foreign currencies for investment or hedging purposes by making direct investments in non- U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward currency exchange contracts in non-U.S. or emerging market currencies, non-U.S. currency futures contracts, options on non-U.S. currencies and non-U.S. currency futures and swaps for cross-currency investments.

Foreign currencies will fluctuate, and may decline in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Cyber-Security Risk — With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund and its service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or its sub-advisors, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, result in the loss or theft of customer data or funds, impact the Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. A cyber-attack may also result in customers or employees being unable to access electronic systems ("denial of services"), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. The Fund may also incur additional costs for cyber- security risk management purposes. Similar types of cyber- security risks are also present for issues or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund's investment in such companies to lose value.

Any of these results could have a substantial adverse impact on the Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause the Fund or Fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that the Fund or Fund service provider violated privacy and other laws. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Although the Fund and its Manager endeavor to determine that service providers have established risk management systems that seek to reduce the risks associated with cybersecurity, and business continuity plans in the event there is a cybersecurity breach, there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Fund does not control the cybersecurity systems and plans of the issuers of securities in which the Fund invests or the Fund's third party service providers or trading counterparties or any other service providers whose operations may affect the Fund or its shareholders.

3

Debentures — Debentures are unsecured debt securities. The holder of a debenture is protected only by the general creditworthiness of the issuer.

Depositary Receipts — American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), Non-Voting Depositary Receipts (NVDRs) — ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. EDRs are in bearer form and traded in European securities markets. GDRs are in bearer form and traded in both the U.S. and European securities markets. NVDRs represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund's possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security. Please see "Foreign Securities" below for a description of the risks associated with investments in foreign securities.

Derivatives — Generally a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, currency, or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. The value of certain derivative securities is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference assets).

The Fund may invest in various types of derivatives, including among others, options (including non-deliverable options), futures and options thereon, forward currency and other forwards (including non-deliverable forwards), forwards for currency hedges, warrants, structured products (including credit-linked and structured notes), interest rate caps, floors, collars, reverse collars, total return swaps, and credit default swaps. The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") resulted in historic and comprehensive reform relating to derivatives, including the manner in which they are entered into, reported, recorded, executed, and settled or cleared. Pursuant to the Dodd-Frank Act the SEC and the U.S. Commodity Futures Trading Commission ("CFTC") have promulgated a broad range of new regulations with respect to security-based swaps (e.g., derivatives based on a single security or narrow-based securities index), which are regulated by the SEC, and other swaps, which are regulated by the CFTC and the markets in which these instruments trade.

Prior to 2012, advisers of registered investment companies, like the Fund, that trade commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards and swaps), were excluded from regulation as commodity pool operators ("CPOs") pursuant to CFTC Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion. Under the amended Regulation 4.5 exclusion, in order to rely on the exclusion the Fund's commodity interests – other than those used for bona fide hedging purposes (as defined by the CFTC) – must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are "in-the-money" at the time of purchase) does not exceed 5% of the Fund's NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the Fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, the Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. The Fund's ability to use these instruments also may be limited by tax considerations.

The compliance date for existing funds, such as the Fund, was January 1, 2013. As the Fund cannot comply with the limitations in Regulation 4.5 above, the Manager registered as a CPO with respect to the Fund. As a result, the Manager and the Fund are subject to regulation by the CFTC. The Manager is exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Fund.

Derivatives may involve significant risk. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy and sell derivatives that are neither centrally cleared nor traded on an exchange. Such derivatives may be subject to heightened counterparty, liquidity and valuation risk.

Transactions in derivatives may expose the Fund to an obligation to another party and, as a result, the Fund may need to "cover" the obligation or segregate liquid assets in compliance with SEC guidelines, as discussed above under "Cover and Asset Segregation."

Dollar Rolls — A dollar roll is a contract to sell mortgage-backed securities as collateral against a commitment to repurchase similar, but not identical, mortgage-backed securities on a specified future date. The other party to the contract is entitled to all principal, interest, and prepayment cash flows while it holds the collateral. The Fund maintains with its custodian segregated, or earmarked, liquid securities in an amount at least equal to the forward purchase obligation.

Emerging Market Investments — The Fund may invest in securities and derivatives with exposure to various countries with emerging capital markets. Investments in securities and derivatives with exposure to countries with emerging capital markets involve significantly higher risks not involved in investments in securities in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities from more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other non-U.S. or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may

4

limit the Fund's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, (v) the lack or relatively early development of legal structures governing private and foreign investments and private property, and (vi) less diverse or immature economic structures. In addition to withholding taxes on investment income, some countries with emerging capital markets may impose differential capital gain taxes on foreign investors.

Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for the Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such event, it is possible that the Fund could lose the entire value of its investments in the affected markets.

The economies of emerging market countries may be based predominately on only a few industries or may be dependent on revenues from participating commodities or on international aid or developmental assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Also, there may be less publicly available information about emerging markets than would be available in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the U.S., may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and securities may be held by a limited number of investors. This may adversely affect the timing and pricing of the Fund's acquisition or disposal of securities.

The laws in certain emerging market countries may be based upon or be highly influenced by religious codes or rules. The interpretation of how these laws apply to certain investments may change over time, which could have a negative impact on those investments and the Fund.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund may use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable.

The Fund may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank, International Finance Corporation or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices.

Eurodollar and Yankee CD Obligations — Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankee CDs are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

Event-Linked Exposure — The Fund may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps," or by implementing "event-linked strategies". Event-linked exposure results in gains that typically are contingent on the nonoccurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as "catastrophe bonds." They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or its entire principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose the Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See "Illiquid and Restricted Securities". Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund's net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund's net assets decrease due to market declines or redemptions, the Fund's expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund's expense ratio could be significant.

Fixed-Income Investments — The Fund may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or

5

that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in the Fund having to reinvest its proceeds in lower yielding securities. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. See "High-Yield Bonds" disclosure below for the risks associated with low-quality, high-risk corporate bonds, a type of fixed income security.

Foreign Debt Securities — The Fund may invest in foreign fixed and floating rate income securities (including frontier and emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Fund's investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, frontier and emerging markets are markets that have risks that are different and higher than those in more developed markets.  See "Eurodollar and Yankee CD Obligations" for a further discussion of these risks.

Foreign Securities — The Fund may invest in securities of foreign issuers. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund's rights as an investor.

The Fund also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers' acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments.

The Fund may also invest in foreign "market access" investments, such as participatory notes, low-exercise price options or warrants, equity-linked notes, or equity swaps. These investments may provide economic exposure to an issuer without directly holding its securities. For example, market access investments may be used where regulatory or exchange restrictions make it difficult or undesirable for the Fund to invest directly in an issuer's common stock. Use of market access investments may involve risks associated with derivative investments (see "Derivatives"). Market access investments can be either exchange-traded or over-the-counter. Certain market access investments can be subject to the credit risk of both the underlying issuer and a counterparty. Holders of certain market access investments might not have voting, dividend or other rights associated with shareholders of the referenced securities. Holders of market access investments might not have any right to make a claim against an issuer or counterparty in the event of their bankruptcy or other restructuring. It may be more difficult or time consuming to dispose of certain market access investments than the referenced security.

Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the sub-advisor(s) endeavor to achieve the most favorable net results on portfolio transactions.

Foreign securities may trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is not invested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

Brexit Risk. The risk of investing in Europe may be heightened due to the 2016 referendum in which the United Kingdom voted to exit the European Union (EU). There is a significant degree of uncertainty about how negotiations relating to the United Kingdom's withdrawal will be conducted, as well as the potential consequences and precise timeframe for "Brexit." It is expected that the United Kingdom's exit from the EU will take place by 2019. While it is not possible to determine the precise impact these events may have on a Fund, during this period and beyond, the impact on the United

6

Kingdom and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth, on markets in the United Kingdom, Europe and globally, which may adversely affect the value of a Fund's investments. In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts ("forward currency contracts"). A forward currency contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Because these forward currency contracts normally are settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers.

Forward currency contracts may serve as long hedges — for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire. Forward currency contract transactions also may serve as short hedges — for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency.

The Fund may enter into forward currency contracts to sell a foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities denominated in such foreign currency. In addition, the Fund may use forward currency contracts when a sub-advisor wishes to "lock in" the U.S. dollar price of a security when the Fund is purchasing or selling a security denominated in a foreign currency or anticipates receiving a dividend or interest payment denominated in a foreign currency.

The Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

The Fund may use forward foreign currency contracts to seek to hedge against changes in the value of a particular currency by using forward currency contracts on another foreign currency or a basket of currencies, the value of which the applicable sub-advisor believes will have a positive correlation to the values of the currency being hedged. Use of a different foreign currency magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

In addition, the Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency that a sub-advisor believed would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency. Transactions that involve two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the Fund's exposure to foreign currency exchange rate fluctuations.

The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

Sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought, respectively. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.

The precise matching of forward currency contract amounts and the value of securities whose U.S. dollar value is being hedged by those contracts involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

The Fund bears the risk of loss of the amount expected to be received under a forward currency contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund may have contractual remedies pursuant to the forward currency contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor.

Non-Deliverable Currency Forwards — The Fund also may enter into non-deliverable currency forwards ("NDFs"). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a "Reference Currency"), generally on currencies that are non-convertible, and may be thinly traded or illiquid. NDFs involve an obligation to pay a U. S. dollar amount (the "Settlement Amount") equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the "NDF Rate"), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

7

Although NDFs are similar to other forward currency contracts, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, one counterparty pays the Settlement Amount. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

The Fund will typically use NDFs for hedging purposes or for direct investment in a foreign country for income or gain. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund's returns.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. In addition, pursuant to the Dodd-Frank Act and regulations adopted by the CFTC in connection with implementing the Dodd-Frank Act, NDFs are deemed to be swaps, and consequently commodity interests for purposes of amended Regulation 4.5.

Although NDFs have historically been traded OTC, in the future pursuant to the Dodd-Frank Act, they may be exchange-traded. Under such circumstances, they will be centrally cleared and a secondary market for them will exist. All NDFs are subject to counterparty risk, which is the risk that the counterparty will not perform as contractually required under the NDF. With respect to NDFs that are centrally-cleared, the Fund could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the investor.

Forward Contracts and Futures Contracts —  The Fund may enter into forward and futures contracts. Forward and futures contracts including interest rate futures contracts and futures contracts on U.S. Treasury securities, obligate the purchaser to take delivery of, or cash settle, a specific amount of a commodity, security or obligation underlying the futures contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation against receipt of the specified price. Futures are traded on both U.S. and foreign commodities exchanges. A forward is a private agreement between two parties and is not traded on an exchange. Futures contracts will be traded for the same purposes as entering into forward contracts. The purchase of futures can serve as a long hedge, and the sale of futures can serve as a short hedge.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" consisting of cash or U.S. Government Securities in an amount set by the exchange on which the contract is traded and varying based on the volatility of the underlying asset. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by a futures exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" (sometimes referred to as "maintenance margin" payments) payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases or sells a futures contract, it is subject to daily or even intraday variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily or intraday variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that trades that contract. The Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.

Although many futures contracts by their terms call for the actual delivery or acquisition of the underlying asset, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency.

The offsetting of a contractual obligation is accomplished by buying (or selling, as appropriate) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.  The Fund has no current intent to accept physical delivery in connection with the settlement of futures contracts, as applicable.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund is unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin

8

deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or currency exchange rate trends by a sub-advisor may still not result in a successful transaction.

Futures contracts also entail other risks. Although the use of such contracts may benefit the Fund, if investment judgment about the general direction of, for example, an index is incorrect, the Fund's overall performance would be worse than if it had not entered into any such contract. There are differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives.  The Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund may have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor.

Futures Contracts on Stock Indices.  The Fund may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of securities ("Index Futures Contracts"). This technique may be used to hedge against anticipated future changes in market prices that otherwise might either adversely affect the value of securities held by the Fund or adversely affect the prices of securities that are intended to be purchased for the Fund at a later date.

In general, each hedging transaction in Index Futures Contracts involves the establishment of a position that will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Fund will rise in value by an amount that approximately offsets the decline in value of the portion of the Fund's investments that are being hedged. If general market prices move in an unexpected manner, the full anticipated benefits of Index Futures Contracts may not be achieved or a loss may be realized.

Transactions in Index Futures Contracts involve certain risks. These risks could include a lack of correlation between the Futures Contract and the equity market, a potential lack of liquidity in the market and incorrect assessments of market trends, which may result in worse overall performance than if a Futures Contract had not been entered into.

Brokerage costs will be incurred and "margin" will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written into by the Fund.

Growth Companies Risk — Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks may lack the dividend yield that can cushion stock prices in market downturns. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund's investments in growth stocks may underperform value or non-growth stocks that have a broader investment style.

High-Yield Bonds — High-yield, non-investment grade bonds (also known as "junk bonds") are low-quality, high-risk corporate bonds that generally offer a high level of current income. These bonds are considered speculative by rating organizations. For example, Moody's, Standard & Poor's and Fitch, Inc. rate them below Baa and BBB, respectively. Please see "Appendix C Ratings Definitions" below for an explanation of the ratings applied to high-yield bonds. High-yield bonds are often issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other similar events. They may also be issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Because of their low credit quality, high-yield bonds must pay higher interest to compensate investors for the substantial credit risk they assume. In order to minimize credit risk, the Fund intends to diversify its holdings among multiple bond issuers.

Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments in the Fund among securities of different issuers should reduce the risks of owning any such securities separately. The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, the Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for the Fund may have to be adjusted in the event of default. In the event of an issuer's default, the Fund may write off prior income accruals for that issuer, resulting in a reduction in the Fund's current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer's financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high-yield securities market and on the market value of the high-yield securities held by the Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

Illiquid and Restricted Securities — Generally, an illiquid asset is an asset that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which it has been valued.

Historically, illiquid securities have included securities that have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased

9

directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, the Fund may get only limited information about an issuer, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund's illiquidity. The Manager or a sub-advisor, as applicable, acting under guidelines established by the Trust's Board, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act ("Section 4(a)(2) securities") are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity.

The Manager and the sub-advisor(s) will carefully monitor the Fund's investments in Section 4(a)(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(a)(2) securities could have the effect of reducing the Fund's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

Income Deposit Securities —  The Fund may purchase income deposit securities ("IDSs"). Each IDS represents two separate securities, shares of common stock and subordinated notes issued by the same company, that are combined into one unit that trades like a stock on an exchange. Holders of IDSs receive dividends on the common shares and interest at a fixed rate on the subordinated notes to produce a blended yield. An IDS is typically listed on a stock exchange, but the underlying securities typically are not listed on the exchange until a period of time after the listing of the IDS or upon the occurrence of certain events (e.g., a change of control of the issuer of the IDS). When the underlying securities are listed, the holders of IDSs generally have the right to separate the components of the IDSs and trade them separately.

There may be a thinner and less active market for IDSs than that available for other securities. The value of an IDS will be affected by factors generally affecting common stock and subordinated debt securities, including the issuer's actual or perceived ability to pay interest and principal on the notes and pay dividends on the stock.

The federal income tax treatment of IDSs is not entirely clear and there is no authority that directly addresses the tax treatment of securities with terms substantially similar to IDSs. Among other things, although it is expected that the subordinated notes portion of an IDS will be treated as debt, if it is characterized as equity rather than debt, then interest paid on the notes could be treated as dividends (to the extent paid out of the issuer's earnings and profits).

Income Trusts — The Fund may invest in shares of income trusts, including Canadian royalty trusts. An income trust is an investment trust which holds income producing assets and generally distributes the income on to its security holders. The main attraction of an income trust is its ability to generate constant cash flows. Income trusts have the potential to deliver higher yields than bonds. During periods of low interest rates, income trusts may achieve higher yields compared with cash investments. During periods of increasing rates, the opposite may be true. Income trusts may experience losses during periods of both low and high interest rates.

Income trusts generally are structured to avoid income taxes at the entity level. In a traditional corporate tax structure, net income is taxed at the corporate level and again when distributed as dividends to its shareholders. Under current law, an income trust generally pays no Canadian tax on earnings distributed directly to its security holders and, if properly structured, should not be subject to federal income tax. This flow-through structure means that the distributions to income trust investors are generally higher than dividends from an equivalent corporate entity.

Despite the potential for attractive regular payments, income trusts are equity investments, not fixed-income securities, and they share many of the risks inherent in stock ownership. In addition, an income trust may lack diversification and potential growth may be sacrificed because revenue is passed on to security holders, rather than reinvested in the business. Income trusts do not guarantee minimum distributions or even return of capital; therefore, if the business of a trust starts to lose money, the trust can reduce or even eliminate distributions. The tax structure of income trusts described above, which would allow income to flow through to investors and be taxed only at the investor level, could be challenged under existing laws, or the tax laws could change.

10

Indebtedness, Loan Participations and Assignments — Floating rate securities, including loans, provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on floating rate securities ordinarily is determined by reference to LIBOR (London Interbank Offered Rate), a particular bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

Loan interests are a form of direct debt instrument in which the Fund may invest by taking an assignment of all or a portion of an interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution. The Fund may invest in secured and unsecured loans. Many banks have been weakened by the recent financial crisis, and it may be difficult for the Fund to obtain an accurate picture of a lending bank's financial condition. Loans are subject to the same risks as other direct debt instruments discussed above and carry additional risks described in this section.

Assignments. When the Fund purchases a loan by assignment, the Fund typically succeeds to the rights of the assigning lender under the loan agreement and becomes a lender under the loan agreement. Subject to the terms of the loan agreement, the Fund typically succeeds to all the rights and obligations under the loan agreement of the assigning lender. However, assignments may be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participation Interests. The Fund's rights under a participation interest with respect to a particular loan may be more limited than the rights of original lenders or of investors who acquire an assignment of that loan. In purchasing participation interests, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation interest (the "participating lender") and only when the participating lender receives the payments from the borrower.

In a participation interest, the Fund will usually have a contractual relationship only with the selling institution and not the underlying borrower. The Fund normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; thus, the Fund will be subject to the risk that the lender may be unwilling or unable to do so. In such a case, the Fund would not likely have any rights against the borrower directly. In addition, the Fund generally will have no right to object to certain changes to the loan agreement agreed to by the participating lender.

In buying a participation interest, the Fund might not directly benefit from the collateral supporting the related loan and may be subject to any rights of set off the borrower has against the selling institution. In the event of bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the loan may be subject to certain defenses that can be asserted by the borrower as a result of any improper conduct of the participating lender. As a result, the Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is an original lender or assignee.

The Fund's ability to receive payments in connection with loans depends on the financial condition of the borrower. The Manager or the sub-advisor(s) will not rely solely on another lending institution's credit analysis of the borrower, but will perform its own investment analysis of the borrower. The Manager's or the sub-advisor's analysis may include consideration of the borrower's financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In connection with the restructuring of a loan or other direct debt instrument outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

In buying a participation interest, the Fund assumes the credit risk of both the borrower and the participating lender. If the participating lender fails to perform its obligations under the participation agreement, the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest. If a participating lender becomes insolvent, the Fund may be treated as a general creditor of that lender. As a general creditor, the Fund may not benefit from a right of set off that the lender has against the borrower. The Fund will acquire a participation interest only if the Manager or the sub-advisor(s) determines that the participating lender or other intermediary participant selling the participation interest is creditworthy.

Loan interests may not be rated by independent rating agencies and therefore, investments in a particular loan participation may depend almost exclusively on the credit analysis of the borrower performed by the Manager or the sub-advisor.

Loans are typically administered by a bank, insurance company, finance company or other financial institution (the "agent") for a lending syndicate of financial institutions. In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders. Typically, under loan agreements, the agent is given broad authority in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. In asserting rights against a borrower, the Fund normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of purchasers of loans are subject to the claims of the agent's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. The Fund may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.

Although most of the loans in which the Fund invests are secured, there is no assurance that the collateral can be promptly liquidated, or that its liquidation value will be equal to the value of the debt. In most loan agreements there is no formal requirement to pledge additional collateral if the value of the initial collateral declines. As a result, a loan may not always be fully collateralized and can decline significantly in value. If a borrower becomes insolvent, access to collateral may be limited by bankruptcy and other laws. Borrowers that are in bankruptcy may pay only a small portion of

11

the amount owed, if they are able to pay at all. If a secured loan is foreclosed, the Fund will likely be required to bear the costs and liabilities associated with owning and disposing of the collateral. There is also a possibility that the Fund will become the owner of its pro rata share of the collateral which may carry additional risks and liabilities. In addition, under legal theories of lender liability, the Fund potentially might be held liable as a co-lender. In the event of a borrower's bankruptcy or insolvency, the borrower's obligation to repay the loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the Agent. Some loans are unsecured. If the borrower defaults on an unsecured loan, the Fund will be a general creditor and will not have rights to any specific assets of the borrower.

Loans may be subject to legal or contractual restrictions on resale. Loans are not currently listed on any securities exchange or automatic quotation system. As a result, there may not be a recognized, liquid public market for loan interests.

Because many loans are repaid early, the actual maturity of loans is typically shorter than their stated final maturity calculated solely on the basis of the stated life and payment schedule. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, market interest rates, the borrower's financial condition and competitive conditions among lenders. Such prepayments may require the Fund to replace an investment with a lower yielding security which may have an adverse affect on the Fund's share price. Prepayments cannot be predicted with accuracy. Floating Rate Loans can be less sensitive to prepayment risk, but the Fund's NAV may still fluctuate in response to interest rate changes because variable interest rates may reset only periodically and may not rise or decline as much as interest rates in general.

A borrower must comply with various restrictive covenants in a loan agreement such as restrictions on dividend payments and limits on total debt. The loan agreement may also contain a covenant requiring the borrower to prepay the loan with any free cash flow. A breach of a covenant is normally an event of default, which provides the agent or the lenders the right to call the outstanding loan.

Purchasers and sellers of loans may pay certain fees, such as an assignment fee. In addition, the Fund incurs expenses associated with researching and analyzing potential loan investments, including legal fees. Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific loan historically has been less extensive than if the loan were registered or exchange-traded. They may also not be considered "securities," and purchasers, such as the Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws.

Index Futures Contracts and Options on Index Futures Contracts —  The Fund may invest in Index Futures Contracts, including futures contracts on equity indices, for investment purposes, including for short-term cash management purposes. Like other futures contracts, Index Futures Contracts are derivatives. For a further discussion of the risks of derivatives instruments, see "Derivatives."

Index Futures Contracts. An Index Futures Contract is a U.S. futures contracts traded on an exchange that has been designated a "contract market" by the CFTC and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Index Futures Contracts are traded on a number of exchanges and generally are cash settled. At the same time an Index Futures Contract on an index is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit") based on the contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required.

Options on Index Futures Contracts. The purchase or selling (writing) of options on an Index Futures Contract is similar in some respects to the purchase or selling (writing) of options on such an index.

The Fund may write a call option on an Index Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which, if used to hedge, provides a partial hedge against any decline that may have occurred in the value of the Fund's holdings. If, however, the price of the futures at expiration is above the option exercise price, the Fund generally will be required to make a settlement payment equivalent to the difference in the strike price of the option and the price of the applicable futures contract at expiration multiplied by any applicable multiplier. In addition, if the futures contract underlying the option does not have the same delivery date as the option's expiration date, the Fund will be assigned a short position in the relevant futures contract. The writing of a put option on an Index Futures Contract works in a similar manner and may constitute a partial hedge against increasing prices of the securities underlying the index. If the futures price at expiration of the option is higher than the exercise price, the option will expire and the Fund will retain the full amount of the option premium, which could provide a partial hedge against any increase in the price of securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses or gains from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on an Index Futures Contract is similar in some respects to the purchase of protective put options on the Index. For example, the Fund may purchase a put option on an Index Futures Contract to hedge against the risk of lowering securities values.

The amount of risk the Fund assumes when it purchases an option on an Index Futures Contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options on Securities Indices. The Fund may purchase and write (sell) put and call options on securities indices listed on stock exchanges. A securities index fluctuates with changes in the market values of the securities included in the index. Options on securities indices generally are similar to options on securities except that the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

12

The Fund may write (sell) covered call and put options to a limited extent on an index in an attempt to increase income.

By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of an index above the exercise price. By writing a put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the index below the exercise price.

The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written, which , is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires unexercised on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.

The hours of trading for options on an index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Options on securities indices require settlement in cash. Therefore, a sub-advisor may be forced to liquidate portfolio securities to meet settlement obligations. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.

Inflation-Indexed Securities — Inflation-indexed securities (formerly known as "inflation-protected securities") are fixed income instruments structured such that their interest payments and principal amounts are adjusted to keep up with inflation.

In periods of deflation when the inflation rate is declining, the principal value of an inflation-indexed security will be adjusted downward. This will result in a decrease in the interest payments thereon. The U.S. Treasury is obligated to repay at least the original principal value at maturity for inflation-indexed securities issued directly by the U.S. Government. However, inflation-indexed securities of other issuers may or may not have the same principal guarantee and may repay an amount less than the original principal value at maturity. Any increase in the principal amount of an inflation-indexed debt security will be considered currently taxable ordinary income, even though the Fund will not receive the principal until maturity.

There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund's investments in inflation-indexed securities may lose value if the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-indexed securities are subject to the risk that the Consumer Price Index for All Urban Consumers (the index used for U.S. Treasury inflation-indexed securities) or other relevant pricing index may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Initial Public Offerings — The Fund can invest in initial public offerings ("IPOs"). By definition, securities issued in IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include, among others, the fact that there may only be a limited number of shares available for trading. The market for those securities may be unseasoned. The issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental state companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.

Interfund Lending — Pursuant to an order issued by the SEC, the American Beacon Funds may participate in a credit facility whereby each American Beacon Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other American Beacon Funds for temporary purposes. The credit facility is administered by a credit facility team consisting of professionals from the Manager's asset management, compliance, and accounting areas who report on credit facility activities to the Board. The credit facility can provide a borrowing fund with savings at times when the cash position of a fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When the funds liquidate portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. Although the credit facility may reduce the Fund's need to borrow from banks, the Fund remains free to establish and utilize lines of credit or other borrowing arrangements with banks.

Issuer Risk — The value of an investment may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

13

Investment Grade Securities — Investment grade securities that the Fund may purchase, either as part of its principal investment strategy or to implement its temporary defensive policy, include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two rating organizations rating that security (such as Standard & Poor's Ratings Services, Fitch, Inc. or Moody's Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. The Fund, at the discretion of the Manager or the applicable sub-advisor, may retain a security that has been downgraded below the initial investment criteria. Please see "Appendix C Ratings Definitions" for an explanation of rating categories.

Large Capitalization Companies Risk — The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Legal and Litigation Risk — In certain frontier and emerging markets, fraud and corruption may be more prevalent than in developed market countries. Securities and issuers that the Fund may invest in are exposed to these risks, which could have a negative impact on a security's value.

It may be difficult for the Fund to obtain or enforce judgments against parties located outside of the U.S. It may be difficult or impossible to obtain or enforce remedies against non-U.S. governments, their agencies, quasi-sovereign entities, other foreign issuers or counterparties.

Market Events — Turbulence in the economic, political and financial system has historically resulted, and may continue to result, in an unusually high degree of volatility in the capital markets. Both domestic and foreign capital markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue.

Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in small or emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their security prices. These events and possible continued market turbulence may have an adverse effect on the Fund.

Master Demand Notes — Master demand notes are direct arrangements of obligations, between a lender and a corporate borrower, that permit the investment of fluctuating amounts of money at varying rates of interest. They permit daily changes in the amounts borrowed. The lender has the right to increase or decrease the amount it lends under the note at any time, up to the full amount provided by the note agreement. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

These notes are direct lending arrangements between the lender and borrower, and there is no secondary market for them. The principal plus accrued interest is redeemable at any time, however. This right to redeem the notes depends on the ability of the borrower to make the specified payment on demand. The sub-advisors will consider the earning power, cash flow and other liquidity ratios of an issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. Investments in master demand notes are subject to the limitation on investments in illiquid securities.

Mid-Capitalization Companies Risk — Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in more established companies with larger capitalization. Since mid-capitalization companies may have limited operating history, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings.

Mortgage-Backed Securities — Mortgage-backed securities consist of both collateralized mortgage obligations and mortgage pass-through certificates.

Commercial Mortgage-Backed Securities ("CMBS"). CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real estate property. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. Many of the risks of investing in CMBS reflect the risk of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Collateralized Mortgage Obligations ("CMOs"). CMOs and interests in real estate mortgage investment conduits ("REMICs") are debt securities collateralized by mortgages or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as "tranches," which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are the Federal National Mortgage Association ("FNMA"), a government-sponsored corporation owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress that is owned entirely by the Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A REMIC is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. A REMIC itself is generally exempt from federal income tax, but the income from its mortgages is taxable to its investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs. See "Tax Information - Taxation of Certain Investments and Strategies."

14

Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). They are issued by governmental, government-related and private organizations which are backed by pools of mortgage loans.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government, as in the case of securities guaranteed by the Government National Mortgage Association ("GNMA"), or guaranteed by agencies or instrumentalities of the U.S. Government, as in the case of securities guaranteed by the FNMA or the FHLMC, which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

There are a number of important differences among the agencies, instrumentalities and government-sponsored enterprises of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Such agencies and securities include:

(1) GNMA Mortgage Pass-Through Certificates ("Ginnie Maes") — GNMA is a wholly owned U.S. Government corporation within the U.S. Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the "modified pass-through" mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of security dealers and a variety of investors.

(2) Mortgage-Related Securities Issued by Private Organizations — Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

(3) FHLMC Mortgage Participation Certificates ("Freddie Macs") — Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Please see "Additional Information Regarding Freddie Mac and Fannie Mae" below for further information.

(4) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes") — Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States. Please see "Additional Information Regarding" Freddie Mac and Fannie Mae below for further information.

In September 2008, the Treasury and the Federal Housing Finance Agency ("FHFA") announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage -backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities' capital as necessary to prevent a negative net worth. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC's bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). From the end of 2007 through the third quarter of 2016, FNMA and FHLMC required Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, including payments after the third quarter of 2016 (of $3.0 billion from FNMA and $2.3 billion from FHLMC), FNMA and FHLMC have together paid approximately $255.8 billion in aggregate cash dividends to the Treasury (although those payments do not constitute a repayment of their draws). FHFA stated that FNMA and FHLMC may need an injection of Treasury capital in the future. Accordingly, no assurance can be given that the Federal Reserve or the Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

Moreover, there remains significant uncertainty as to whether (or when) FNMA and FHLMC will emerge from conservatorship, which has no specified termination date. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or

15

corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Congress is considering several pieces of legislation that would reform the GSEs, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues.

Commercial Mortgage-Backed Securities ("CMBS"). CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities-Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to the Fund's limitations on investment in illiquid securities.

Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive the entire principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Municipal Securities — Municipal securities may include general obligation bonds, municipal lease obligations, resource recovery obligations, revenue obligations, anticipation notes, private activity bonds and municipal warrants. The Fund may invest in municipal securities the interest on which is excludable from gross income for federal income tax purposes ("tax-exempt"), as well as municipal securities the interest on which is taxable. Municipal securities are subject to credit risk where a municipal issuer of a security might not make interest or principal payments on a security as they become due. Municipal securities are also subject to interest rate risk.

A downgrade in the issuer's or security's credit rating can reduce the market value of the security. A number of municipalities may face severe financial hardship making the possibility of their defaulting on obligations, and/or declaring bankruptcy where allowable, a risk to the value of municipal securities held by the Fund.

General obligation bonds are secured by the pledge of the issuer's full faith, credit, and usually, taxing power. The taxing power may be an unlimited ad valorem tax or a limited tax, usually on real estate and personal property. Most states do not tax real estate, but leave that power to local units of government.

Municipal lease obligations are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit and thus interest thereon may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, a lease may terminate with the possibility of default on the lease obligation.

Resource recovery obligations are a type of municipal revenue obligation issued to build facilities such as solid waste incinerators or waste-to-energy plants. Usually, a private corporation will be involved and the revenue cash flow will be supported by fees or units paid by municipalities for use of the

16

facilities. The viability of a resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of these obligations.

In this regard, the Fund may invest in Puerto Rican municipal securities, the interest on which is exempt from federal income tax. Adverse market, political, economic or other conditions or developments within Puerto Rico may negatively affect the value of the Fund's holdings in Puerto Rican municipal obligations. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. As a result of Puerto Rico's challenging economic and fiscal environment, many ratings organizations have downgraded a number of securities issued in Puerto Rico or placed them on "negative watch." If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of the Fund could be adversely affected.

Revenue obligations are backed by the revenue cash flow of a project or facility. The interest on such obligations is payable only from the revenues derived from a particular project, facility, specific excise tax or other revenue source. Revenue obligations are not a debt or liability of the local or state government and do not obligate that government to levy or pledge any form of taxation or to make any appropriation for payment.

Tax, revenue or bond anticipation notes are issued by municipalities in expectation of future tax or other revenues that are payable from those taxes or revenues. Bond anticipation notes usually provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Commercial paper, the interest of which is excludable from gross income for federal income tax purposes is issued by municipalities to help finance short-term capital or operating needs in anticipation of future tax or other revenue.

Private activity bonds are issued to finance, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain facilities for water supply, gas, electricity, sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Municipal warrants are essentially call options on municipal bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a Municipal Bond in the future. The Fund may purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity.

Options — The Fund may purchase and sell put options and call options on securities and foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on the NASDAQ National Market System. The Fund will only write (sell) covered call and put options. For a further description, see "Cover and Asset Segregation."

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver, or pay the value of, the underlying security or currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or currency.

By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. By writing a put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security or currency below the exercise price.

The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Fund may use non-deliverable options ("NDOs") which is a foreign exchange product designed to assist in reducing the foreign exchange risk, in particular situations when physical delivery of the underlying currencies is not required or not possible.

The Fund may write (sell) and purchase covered call and put options on foreign currencies for hedging or non-hedging purposes. The Fund may use options on foreign currencies to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by the Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, the Fund may write and purchase covered call and put options on foreign currencies for non-hedging purposes (e.g., when the Manager or sub-advisor(s) anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund's investment portfolio). The Fund may write covered call and put options on any currency in order to realize greater income than would be realized on portfolio securities alone.

Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

17

Other Investment Company Securities and Exchange-Traded Products — The Fund at times may invest in shares of other investment companies and exchange-traded products, including open-end funds, closed-end funds, business development companies, exchange-traded funds ("ETFs"), exchange-traded notes ("ETNs") and interests in unit investment trusts. The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund's own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer's portfolio securities.

The Fund can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act to provide liquidity or for defensive purposes. The Fund would invest in money market funds rather than purchasing individual short-term investments. If the Fund invests in money market funds shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which the Fund invests, including such fees charged by the Manager to any applicable money market funds advised by the Manager.

Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund's investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund's yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

The Fund may purchase shares of ETFs. ETFs trade like a common stock and passive ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Typically, the Fund would purchase passive ETF shares to obtain exposure to all or a portion of the stock or bond market. As a shareholder of an ETF, the Fund would be subject to its ratable share of the ETF's expenses, including its advisory and administration expenses. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount or premium to their NAV; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

The Fund may also invest in ETNs, which are structured debt securities. Whereas ETFs' liabilities are secured by their portfolio securities, ETNs' liabilities are unsecured general obligations of the issuer. ETFs and ETNs have expenses associated with their operation, typically including, with respect to ETFs, advisory fees.

The Fund's investment in securities of other investment companies, except for money market funds, is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in all investment companies in the aggregate. However, the Fund may exceed these limits when investing in shares of an ETF or other investment company, subject to the terms and conditions of an exemptive order from the SEC obtained by the ETF or other investment company that permits an investing fund such as the Fund, to invest in the ETF or other investment company in excess of the limits described above.

Pay-in-Kind Securities —  Pay-in-kind securities are debt securities that do not make regular cash interest payments. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, their price can be volatile when interest rates fluctuate. Federal income tax law requires the holders of pay-in-kind securities to include in gross income each taxable year the portion of the non-cash income on such securities (i.e., the additional securities issued as interest thereon) accrued during that year.

In order to continue to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code") and avoid federal excise tax, the Fund may be required to distribute a portion of such non-cash income and may be required to dispose of other portfolio securities (which may occur in periods of adverse market prices) in order to generate cash to meet these distribution requirements.  See the section entitled "Tax Information."

Preferred Stock — A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Publicly Traded Partnerships; Master Limited Partnerships — The Fund may invest in publicly traded partnerships such as master limited partnerships ("MLPs"). MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the over-the-counter ("OTC") market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The general partner or partners are jointly and severally responsible for the liabilities of the MLP. (An MLP also may be an entity similar to a limited partnership, such as a limited liability company, which has one or more managers or managing members and non-managing members (who are like limited partners)).The Fund invests in an MLP as a limited partner, and normally would not be liable for the debts of an MLP beyond the amount that the Fund has invested therein but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP's creditors

18

would continue even after the Fund sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

Real Estate Related Investments — The Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts ("REITs"), and common, preferred and convertible securities of issuers in real estate-related industries. Adverse economic, business or political developments affecting real estate could have a major effect on the value of the Fund's investments. Investing in securities issued by real estate and real estate-related companies may subject the Fund to risks associated with the direct ownership of real estate. Changes in interest rates, debt leverage ratios, debt maturity schedules, and the availability of credit to real estate companies may also affect the value of the Fund's investment in real estate securities. Real estate securities are dependent upon specialized management skills at the operating company level, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of properties. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers. The real estate industry tends to be cyclical. Such cycles may adversely affect the value of the Fund's portfolio. The Fund will indirectly bear a proportionate share of a REIT's ongoing operating fees and expense. In addition, tax qualified REITs are subject to the possibility of failing to (a) qualify for tax-free pass-through of distributed net income and net realized gains under the Internal Revenue Code and (b) maintain exemption eligibility from the investment company registration requirements.

Repurchase Agreements — A repurchase agreement is an agreement between the Fund as purchaser and an approved counterparty as seller. The agreement is backed by collateral in the form of securities and/or cash transferred by the seller to the buyer, sometimes to be held by an eligible third-party custodian. Under the agreement the Fund acquires securities from the seller and the seller simultaneously commits to repurchase the securities at an agreed upon price and date, normally within a week or on demand. The price for the seller to repurchase the securities is greater than the Fund's purchase price, reflecting an agreed upon rate that is the equivalent of interest. During the term of the repurchase agreement, the Fund monitors on a daily basis the market value of the collateral subject to the agreement and, if the market value of the securities falls below the seller's repurchase amount provided under the repurchase agreement, the seller is required to transfer additional securities or cash collateral equal to the amount by which the market value of the securities falls below the repurchase amount. Because a repurchase agreement permits the Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn income while retaining flexibility in pursuit of longer-term investments. Repurchase agreements may exhibit the economic characteristics of loans by the Fund.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying securities, whether because of the seller's bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying collateral, including possible sale of the securities. The Fund may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying collateral, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund's rights. The Trust's Board of Trustees ("Board") has established procedures pursuant to which the sub-advisor(s) monitors the creditworthiness of the counterparties with which the Fund enters into repurchase agreement transactions.

The Fund may enter into repurchase agreements with member banks of the Federal Reserve System or registered broker-dealers who, in the opinion of a sub-advisor, present a minimal risk of default during the term of the agreement. The underlying securities which serve as collateral for repurchase agreements may include equity and fixed income securities such as U.S. Government and agency securities, municipal obligations, asset-backed securities, mortgage-backed securities, common and preferred stock, depositary receipts, ETFs, corporate obligations and convertible securities.

Reverse Repurchase Agreements — The Fund may borrow funds by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the Investment Company Act.

Rights and Warrants — Rights are short-term warrants issued in conjunction with new stock or bond issues. Warrants are options to purchase an issuer's securities at a stated price during a stated term. If the market price of the underlying common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire worthless. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may be purchased with values that vary depending on the change in value of one or more specified indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price. There is no specific limit on the percentage of assets the Fund may invest in rights and warrants.

Sale Buybacks — The Fund may effect simultaneous purchase and sale transactions that are known as "sale-buybacks". A sale buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments make on the underlying security pending settlement of the Fund's repurchase of the underlying security. The Fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund's forward commitment to repurchase the subject security.

Securities Loan Transactions — Securities loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. The purpose of a securities loan transaction is to capture any demand premium paid by the borrower and to enable the Fund to continue to own the securities loaned and at the same time earn fee income or income on the collateral held or reinvested by it. Cash collateral received through securities loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the Board. Please see the "Lending of Portfolio Securities" section for additional information.

19

Securities loans will be made in accordance with the following conditions: (1) the Fund receives at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower increases the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral; (3) the Fund is able to terminate the loan after notice, at any time; (4) the Fund receives reasonable interest or other return on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that the Fund must be entitled to terminate the loan in order to be able to vote the loaned securities on material issues.

While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed to be of good financial standing pursuant to procedures adopted by the Board and will not be made unless the consideration to be earned from such loans is deemed by the Manager to justify the risk. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral.

The cash collateral so acquired through securities loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the Board.

Senior Loans — The Fund may invest in senior loans, which include floating rate loans (sometimes referred to as "adjustable rate loans") that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities. Under normal circumstances, senior loans have priority of claim ahead of other obligations of a borrower in the event of liquidation. Senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. In addition to the risks typically associated with debt securities, such as credit and interest rate risk discussed above, senior loans are also subject to the risk that a court could subordinate a senior loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. Senior loans usually have mandatory and optional prepayment provisions. If a borrower prepays a senior loan, the Fund will have to reinvest the proceeds in other senior loans or securities that may pay lower interest rates.

The Fund may acquire senior loan assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser's rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

Separately Traded Registered Interest and Principal Securities and Zero Coupon Obligations — Separately traded registered interest and principal securities or "STRIPS" and zero coupon obligations are securities that do not make regular interest payments. Instead they are sold at a discount from their face value. The Fund will take into account as income a portion of the difference between these obligations' purchase prices and their face values. Because they do not pay coupon income, the prices of STRIPS and zero coupon obligations can be very volatile when interest rates change. STRIPS are zero coupon bonds issued by the U.S. Treasury.

Short Sales — In connection with the use of certain instruments based upon or consisting of one or more baskets of securities, the Manager or a sub-advisor may sell a security the Fund does not own, or in an amount greater than the Fund owns (i.e., make short sales). Generally, to complete a short sale transaction, the Fund or its broker will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed. If the price at the time of replacement is more than the price at which the security was sold by the Fund, the Fund will incur a loss. Conversely, the Fund will realize a gain if the price of the security decreases between selling short and replacement. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. Until the security is replaced, the Fund is required to pay fees or any interest that accrues during the period of the loan. To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker and the Fund will pledge additional collateral to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will (a) maintain in a segregated account with its custodian cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short or (b) otherwise cover its short position.

Small Capitalization Companies Risk — Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources. The securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Standby Commitment Agreements —  The Fund may enter into standby commitment agreements, which are agreements that obligate a party, for a set period of time, to buy a certain amount of a security that may be issued and sold at the option of the issuer. The price of a security purchased pursuant to a standby commitment agreement is set at the time of the agreement. In return for its promise to purchase the security, the Fund receives a commitment fee based upon a percentage of the purchase price of the security. The Fund receives this fee whether or not it is ultimately required to purchase the security. There is no guarantee that the securities subject to a standby commitment agreement will be issued or, if such securities are issued, the value of the securities on the date of issuance may be more or less than the purchase price.

20

The Fund maintains with the Custodian segregated, or earmarked, liquid securities in an amount at least equal to the when-issued or forward commitment transaction. When entering into a when-issued or forward commitment transaction, the Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged.

Structured Products — The Fund may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock or bond with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some currency or securities index or another interest rate or some other economic factor (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark.

Structured products can be used as an efficient means of pursuing a variety of investment goals, including increasing total return.  Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.

The purchase of structured products also exposes the Fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the NAV of the Fund.

Credit-Linked Securities. The Fund may invest in credit-linked securities (CLSs). CLSs are debt obligations that are issued by limited purpose entities, such as special purpose vehicles, or by financial firms, such as banks, securities firms or their affiliates. They are structured so that their performance is linked to that of an underlying bond or other debt obligation (a "reference asset"), normally by means of an embedded or underlying credit default swap. The Fund may invest in CLSs when the Fund's sub-advisor(s) believes that doing so is more efficient than investing in the reference assets directly or when such direct investment by the Fund is not feasible due to legal or other restrictions.

Under the terms of a CLS, the Fund will be entitled to receive a fixed or variable rate of interest on the outstanding principal amount of the CLS, which in turn will be subject to reduction (potentially down to zero) if a "credit event" occurs with respect to the underlying reference asset or its issuer. Such credit events will include, but will not be limited to payment defaults on the reference asset. If a credit event occurs, payments on the CLS would terminate, and the Fund normally would receive delivery of the underlying reference asset (or, in some cases, a comparable "deliverable" asset) in lieu of the repayment of principal. In some cases, however, including but not limited to instances where there has been a market disruption or in which it is or has become illegal, impossible or impracticable for the Fund to purchase, hold or receive the reference assets, the Fund may receive a cash settlement based on the value of the reference asset or a comparable instrument, less fees charged and certain expenses incurred by the CLS issuer. '

CLSs are debt obligations of the CLS issuers, and the Fund would have no ownership or other property interest in the reference assets (other than following a credit event that results in the reference assets being delivered to the Fund) or any direct recourse to the issuers of those reference assets. Thus, the Fund will be exposed to the credit risk of the issuers of the reference assets that underlie its CLSs, as well as to the credit risk of the issuers of the CLSs themselves. CLSs will also be subject to currency risk, liquidity risk, valuation risks, and the other risks of an underlying credit default swap, as well as to risks resulting from potential conflicts of interest with the CLS issuer or sponsor.

Structured Notes. The Fund may invest in structured notes, which are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate or other financial indicators ("reference instruments"). The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities or commodities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. The change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument or instruments. Structured notes can be used to increase the Fund's exposure to changes in the value of assets or to hedge the risks of other investments that the Fund holds.

Structured notes are subject to interest rate risk. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or borrower. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price. In some cases, the Fund may enter into agreements with an issuer of structured notes to purchase minimum amounts of those notes over time. In some cases, the Fund may invest in structured notes that pay an amount based on a multiple of the relative change in value of the asset or reference. This type of note increases the potential for income but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Fund's investments in these structured products may be subject to limits applicable to investments in investment companies.

Supranational Risk — Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal to the extent their assets are insufficient. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in

21

foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above in the section "Currencies Risk."

Swap Agreements — A swap is a transaction in which the Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) or the performance of specified securities or indices based on a specified amount (the "notional" amount). Nearly any type of derivative, including forward contracts, can be structured as a swap. See "Derivatives" for a further discussion of derivatives risks.

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index. Swaps may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself.

Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are exposed to the creditworthiness of the clearing organizations (and, consequently, that of their members—generally, banks and broker-dealers) involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be able to recover only a portion of the net amount of gains on its transactions and of the margin owed to it, potentially resulting in losses to the investor.

Swaps that are not centrally cleared, involve the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. To mitigate this risk, the Fund will only enter into swap agreements with counterparties considered by a sub-advisor to present minimum risk of default and the Fund normally obtains collateral to secure its exposure. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty.

The centrally cleared and OTC swap agreements into which the Fund enters normally provide for the obligations of the Fund and its counterparty in the event of a default or other early termination to be determined on a net basis. Similarly, periodic payments on a swap transaction that are due by each party on the same day normally are netted. To the extent that a swap agreement is subject to netting, the Fund's cover and asset segregation responsibilities will normally be with respect to the net amount owed by the Fund. See "Cover and Asset Segregation" for additional discussion of these matters. However, the Fund may be required to segregate liquid assets equal to the full notional amount of certain swaps, such as written credit default swaps on physically settled forwards or written options. The amount that the Fund must segregate may be reduced by the value of any collateral that it has pledged to secure its own obligations under the swap.

The use of swap agreements requires special skills, knowledge and investment techniques that differ from those required for normal portfolio management. Swaps may be considered illiquid investments; see "Illiquid and Restricted Securities" for a description of liquidity risk.

Caps, Floors and Collars. The Fund may also enter caps, floors and collars, which are types of interest rate swap agreements. The purchaser of an interest rate cap agrees to pay a premium to the seller in return for the seller paying interest on a specified principal amount to the purchaser based on the extent to which a specified interest rate exceeds a predetermined level. Conversely, the seller of an interest rate floor agrees to pay interest on a specified principal amount to the purchaser based on the extent to which a specified interest rate falls below a predetermined level. A collar combines a cap and selling a floor, establishing a predetermined range of interest rates within which each party agrees to make payments.

Correlation Swaps. A correlation swap is used to speculate on or hedge risks associated with the observed average correlation of a collection of underlying products.

Credit Default Swaps. In a credit default swap, one party (the seller) agrees to make a payment to the other party (the buyer) in the event that a "credit event," such as a default or issuer insolvency occurs with respect to one or more underlying or "reference" bonds or other debt securities. The Fund may be either a seller or a buyer of credit protection under a credit default swap. Credit default swaps may be on a single security, a basket of securities or on a securities index. The purchaser pays a fee during the life of the swap. If there is a credit event with respect to a referenced debt security, the seller under a credit default swap may be required to pay the buyer the par amount (or a specified percentage of the par amount) of that security in exchange for receiving the referenced security (or a specified alternative security) from the buyer. Alternatively, the credit default swap may be cash settled, meaning that the seller will pay the buyer the difference between the par value and the market value of the defaulted bonds. If the swap is on a basket of securities (such as the CDX indices), the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount. Taking a long position in (i.e., acting as the seller under) a credit default swap increases the exposure to the specific issuers. The risks of being the buyer of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund any delivery obligation, particularly in the event of adverse pricing when purchasing bonds to satisfy a delivery obligation. Credit default swap buyers are also subject to counterparty risk since the ability of the seller to make required payments is dependent on its creditworthiness.

Currency Swaps. A currency swap involves the exchange of payments denominated in one currency for payments denominated in another. Payments are based on a notional principal amount, the value of which is fixed in exchange rate terms at the swap's inception. Currency swaps are subject to currency risk.

Equity Swaps. Equity swaps are subject to liquidity risk because the liquidity of equity swaps is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the equity swap transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. To the extent that there is an imperfect correlation between the return on the

22

Fund's obligation to its counterparty under the equity swap and the return on related assets in its portfolio, the equity swap transaction may increase the Fund's financial risk. Equity swaps, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the Fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the Fund is liable. The income tax treatment of swap agreements is unsettled and may be subject to future legislation, regulations or administrative pronouncements issued by the Internal Revenue Service ("IRS"). If such future guidance limits the Fund's ability to use derivatives, the Fund may have to find other ways of achieving its investment objective.

Forward Swaps. A forward swap is created through the use of two swaps with different durations to meet the investment time period desired by a sub-advisor.

Interest Rate and Inflation Swaps. In an interest rate swap, the parties exchange payments based on fixed or floating interest rates multiplied by a hypothetical or "notional" amount. For example, one party might agree to pay the other a specified fixed rate on the notional amount in exchange for recovering a floating rate on that notional amount. Interest rate swap agreements entail both interest rate risk and counterparty risk. There is a risk that based on movements of interest rates, the payments made under a swap agreement will be greater than the payments received.

Total Return Swaps. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset such as a security or basket of securities or on a referenced index during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or index. Total return swap agreements may be used to gain exposure to price changes in an overall market or an asset. Total return swaps could result in losses if the underlying asset or index does not perform as anticipated. Written total return swaps can have the potential for unlimited losses.

Volatility Swaps. A volatility swap is a forward contract under which the payments to be received are dependent on the future realized volatility of an underlying asset, such as a stock. A volatility swap involves exposure to volatility, not on whether the value of the underlying asset goes up or down. Volatility swaps can be used to speculate on future volatility or as a hedge against volatility. A volatility swap is subject to the risk that the future volatility of the underlying asset is higher or lower than a sub-advisor anticipated.

Swaptions — Swaptions are options, but not obligations, to establish a position in a swap on predetermined terms at a future date.

Synthetic Convertible Securities — A sub-advisor to the Fund or third party may create a "synthetic" convertible security by combining fixed income securities with the right to acquire equity securities. More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to a true convertible security, the character of a synthetic convertible security allows the combination of components representing more than one issuer, when the investment advisor believes that such a combination would better promote the Fund's investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

The Fund faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the fixed-income component as well, the Fund also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

The Fund may also purchase synthetic convertible securities manufactured by other parties, including convertible structured notes. Convertible structured notes are fixed income debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.

Time-Zone Arbitrage — Investing in foreign securities may involve a greater risk for excessive trading due to "time-zone arbitrage." If an event occurring after the close of a foreign market, but before the time the Fund computes its current NAV, causes a change in the price of the foreign securities and such price is not reflected in the Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.

Trade Claims — The Fund may purchase trade claims and similar obligations or claims against companies in bankruptcy proceedings. Trade claims are nonsecuritized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are subject to the risks associated with low-quality obligations.

Trust Preferred Securities — The Fund may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust's common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

23

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the Securities Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as the Fund, to sell their holdings.

U.S. Government Agency Securities — U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.

U.S. Treasury Obligations — U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as "STRIPS") and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

Value Companies Risk — Value companies are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund's investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund's investments in value stocks may underperform growth or non-value stocks that have a broader investment style.

Variable or Floating Rate Obligations — The interest rates payable on certain fixed-income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

The Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

Variable Rate Auction and Residual Interest Obligations — Variable rate auction and residual interest obligations are created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable-rate instruments. The interest rate on one portion reflects short-term interest rates, while the interest rate on the other portion is typically higher than the rate available on the original fixed-rate bond.

When-Issued and Forward Commitment Transactions — These transactions involve a commitment by the Fund to purchase or sell securities at a future date. These transactions enable the Fund to "lock-in" what the Manager or a sub-advisor, as applicable, believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the other party fails to complete the trade, the Fund may lose the opportunity to obtain a favorable price. For purchases on a when-issued basis, the price of the security is fixed at the date of purchase, but delivery of and payment for the securities is not set until after the securities are issued. The value of when-issued securities is subject to market fluctuation during the interim period and no income accrues to the Fund until settlement takes place. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Forward commitment transactions involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. The payment obligation and interest rate are fixed at the time the buyer enters into the forward commitment. Forward commitment transactions are typically used as a hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.

The Fund maintains with its custodian segregated (or earmarked) liquid securities in an amount at least equal to the when-issued or forward commitment transaction. When entering into a when-issued or forward commitment transaction, the Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged. Inasmuch as the Fund covers its obligations under these transactions, American Beacon Advisors, Inc. (the "Manager") and the Fund believe such obligations do not constitute senior securities. Earmarking or otherwise segregating a large percentage of the Fund's assets could impede the sub-advisor's ability to manage the Fund's portfolio.

24

OTHER INVESTMENT STRATEGIES AND RISKS

In addition to the investment strategies and risks described in the Prospectus, the Fund may:

1

Engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated amount of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

2

Invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act, or exemptive relief granted by the SEC.

3

Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33 1/3% of its total assets (including the market value of collateral received). For purposes of complying with the Fund's investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law.

4

Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by the Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager or the sub-advisor(s), as applicable, attempts to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

5

Purchase securities sold in private placement offerings made in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act, and resold to qualified institutional buyers under Rule 144A under the Securities Act. The Fund will not invest more than 15% of its net assets in Section 4(a)(2) securities and illiquid securities unless the Manager or the sub-advisor, as applicable, determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the Board that any Section 4(a)(2) securities held by the Fund in excess of this level are at all times liquid.

INVESTMENT RESTRICTIONS

Fundamental Policies. The Fund has the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that will be held by the Fund will be the Fund's interest in the investment company.

Fundamental Investment Restrictions. The following discusses the investment policies of the Fund.

The following restrictions have been adopted by the Fund and may be changed with respect to the Fund only by the majority vote of the Fund's outstanding interests. "Majority of the outstanding voting securities" under the Investment Company Act and as used herein means, with respect to the Fund, the lesser of (a) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the shares are present and represented at the shareholders' meeting or (b) more than 50% of the shares of the Fund.

The Fund may not:

1

Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

2

Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

3

Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.

4

Lend any security or make any other loan except (i) as otherwise permitted under the Investment Company Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.

5

Issue any senior security except as otherwise permitted (i) under the Investment Company Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

25

6

Borrow money, except as otherwise permitted under the Investment Company Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

7

Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Fund's total assets.

8

Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry provided that: (i) this limitation does not apply to obligations issued by U.S. agencies; and (ii) tax exempt municipalities and their agencies and authorities are not deemed to be industries.

The above percentage limits (except the limitation to borrowings) are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. With respect to the fundamental investment restriction relating to making loans set forth in number 4 above, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33 1/3% of its total net assets (including the market value of collateral received).

For purposes of the Fund's policy relating to issuing senior securities set forth in (5) above, "senior securities" are defined as Fund obligations that have a priority over the Fund's shares with respect to the payment of dividends or the distribution of Fund assets. The Investment Company Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund's total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Consistent with guidance issued by the SEC and its staff, the requisite asset coverage may vary among different types of instruments. The policy in (5) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

For purposes of the Fund's industry concentration policy, the Manager may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law. A large economic or market sector shall not be construed as a single industry or group of industries. The Manager currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an "industry" subject to the 25% limitation. Thus, not more than 25% of the Fund's assets will be invested in securities issued by any one foreign government or supranational organization. The Fund might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. The Manager could consider such a company to be within the particular industry and, therefore, the Fund will invest in the securities of such a company only if it can do so under its policy of not being concentrated in any particular industry or group of industries.

Non-Fundamental Investment Restrictions. The following non-fundamental investment restrictions apply to the Fund and may be changed with respect to the Fund by a vote of a majority of the Board. The Fund may not:

1

Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or

2

Purchase securities on margin, except that (1) the Fund may obtain such short term credits as necessary for the clearance of transactions, and (2) the Fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this SAI are not fundamental and may be changed by approval of the Trustees.

TEMPORARY DEFENSIVE INVESTMENTS

In times of unstable or adverse market, economic, political or other conditions, where the Manager or the sub-advisor(s) believes it is appropriate and in the Fund's best interest, the Fund can invest up to 100% in cash and other types of securities for defensive or temporary purposes. It can also hold cash or purchase these types of securities for liquidity purposes to meet cash needs due to redemptions of Fund shares, or to hold while waiting to invest cash received from purchases of Fund shares or the sale of other portfolio securities.

These temporary investments can include: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) commercial paper rated in the highest short-term category by a rating organization; (iii) domestic, Yankee and Eurodollar certificates of deposit or bankers' acceptances of banks rated in the highest short-term category by a rating organization; (iv) any of the foregoing securities that mature in one year or less (generally known as "cash equivalents"); (v) other short-term corporate debt obligations; (vi) repurchase agreements; (vii) futures; or (viii) shares of money market funds, including funds advised by the Manager or a sub-advisor.

26

PORTFOLIO TURNOVER

Portfolio turnover is a measure of trading activity in a portfolio of securities, usually calculated over a period of one year. The rate is calculated by dividing the lesser amount of purchases or sales of securities by the average amount of securities held over the period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover can increase the Fund's transaction costs and generate additional capital gains or losses.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund publicly discloses portfolio holdings information as follows:

1

a complete list of holdings for the Fund on an annual and semi-annual basis in the reports to shareholders within sixty days of the end of each fiscal semi-annual period and in publicly available filings of Form N-CSR with the SEC within ten days thereafter;

2

a complete list of holdings for the Fund as of the end of its first and third fiscal quarters in publicly available filings of Form N-Q with the SEC within sixty days of the end of the fiscal quarter;

3

a complete list of holdings for the Fund as of the end of each calendar quarter on the Fund's website (www.americanbeaconfunds.com) approximately sixty days after the end of the calendar quarter; and

4

ten largest holdings for the Fund as of the end of each calendar quarter on the Fund's website (www.americanbeaconfunds.com) and in sales materials approximately fifteen days after the end of the calendar quarter.

Public disclosure of the Fund's holdings on the website and in sales materials may be delayed when an investment manager informs the Fund that such disclosure could be harmful to the Fund. In addition, individual holdings may be omitted from website and sales material disclosure, when such omission is deemed to be in the Fund's best interest. Disclosure of the Fund's ten largest holdings may exclude U.S. Treasury securities and cash equivalent assets, although such holdings will be included in the Fund's complete list of holdings.

Disclosure of Nonpublic Holdings.

Occasionally, certain interested parties — including individual investors, institutional investors, intermediaries that distribute shares of the Fund, third-party service providers, rating and ranking organizations, and others — may request portfolio holdings information that has not yet been publicly disclosed by the Fund. The Fund's policy is to control the disclosure of nonpublic portfolio holdings information in an attempt to prevent parties from utilizing such information to engage in trading activity harmful to Fund shareholders. To this end, the Board has adopted a Policy and Procedures for Disclosure of Portfolio Holdings Information (the "Holdings Policy"). The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. In general, nonpublic portfolio holdings may be disclosed on a selective basis only when it is determined that (i) there is a legitimate business purpose for the information; (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders. The Holdings Policy does not restrict the Fund from disclosing that a particular security is not a holding of the Fund. The Holdings Policy is summarized below.

A variety of third-party service providers require access to Fund holdings to provide services to the Fund or to assist the Manager and the sub-advisor(s) in managing the Fund ("service providers"). The service providers have a duty to keep the Fund's nonpublic information confidential either through written contractual arrangements with the Fund (or another Fund service provider) or by the nature of their role with respect to the Fund (or the service provider). The Fund has determined that disclosure of nonpublic holdings information to service providers fulfills a legitimate business purpose and is in the best interest of shareholders. In addition, the Fund has determined that disclosure of nonpublic holdings information to members of the Board fulfills a legitimate business purpose, is in the best interest of Fund shareholders, and each Trustee is subject to a duty of confidentiality.

The Fund has ongoing arrangements to provide nonpublic holdings information to the following service providers:

Service Provider	Service	Holdings Access
Manager	Investment management and administrator	Complete list on intraday basis with no lag
Sub-Advisor	Investment management	Holdings under sub-advisor’s management on intraday basis with no lag
State Street Bank and Trust Co. (“State Street”) and its designated foreign sub-custodians	Fund's custodian and foreign custody manager, foreign sub-custodians, and securities lending agent for Funds that participate in securities lending	Complete list on intraday basis with no lag
Investment Technology Group, Inc.	Fair valuation of portfolio securities for Fund with significant foreign securities holdings	Complete list on daily basis with no lag and more frequently when the Manager seeks advice with respect to certain holdings
Ernst & Young LLP	Fund’s independent registered public accounting firm	Complete list on intraday basis with no lag
FactSet Research Systems, Inc.	Performance and portfolio analytics reporting for the Manager	Complete list on intraday basis with no lag
Bloomberg, L.P.	Performance and portfolio analytics reporting	Complete list on intraday basis with no lag
Institutional Shareholder Services (“ISS”)	Proxy voting research provider for sub-advisor	Complete list on intraday basis with no lag
Glass Lewis & Co., LLC	Proxy voting services for sub-advisor	Complete list on intraday basis with no lag

27

Certain third parties are provided with nonpublic holdings information (either complete or partial lists) by the Manager or another service provider on an ad hoc basis. These third parties include: broker-dealers, prospective sub-advisors, borrowers of the Fund's portfolio securities, pricing services, legal counsel, and issuers (or their agents). Broker-dealers utilized by the Fund in the process of purchasing and selling portfolio securities or providing market quotations receive limited holdings information on a current basis with no lag. The Manager provides current holdings to investment managers being considered for appointment as a sub-advisor to the Fund. If the Fund participates in securities lending activities, potential borrowers of the Fund's securities receive information pertaining to the Fund's securities available for loan. Such information is provided on a current basis with no lag. The Fund utilizes various pricing services to supply market quotations and evaluated prices to State Street. State Street and the Manager may disclose current nonpublic holdings to those pricing services. An investment manager may provide holdings information to legal counsel when seeking advice regarding those holdings. From time to time, an issuer (or its agent) may contact the Fund requesting confirmation of ownership of the issuer's securities. Such holdings information is provided to the issuer (or its agent) as of the date requested. The Fund does not have written contractual arrangements with these third parties regarding the confidentiality of the holdings information. However, the Fund would not continue to utilize a third party that the Manager determined to have misused nonpublic holdings information.

The Fund has ongoing arrangements to provide periodic holdings information to certain organizations that publish ratings and/or rankings for the Fund or that redistribute the Fund's holdings to financial intermediaries to facilitate their analysis of the Fund. The Fund has determined that disclosure of holdings information to such organizations fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Fund in comparison to other mutual funds. As of the date of this SAI, all such organizations receive holdings information after it has been made public on the Fund's website.

No compensation or other consideration may be paid to the Fund, the Fund's service providers, or any other party in connection with the disclosure of portfolio holdings information.

Under the Holdings Policy, disclosure of nonpublic portfolio holdings information to parties other than those discussed above must meet all of the following conditions:

1

Recipients of portfolio holdings information must agree in writing to keep the information confidential until it has been posted to the Fund's website and not to trade based on the information;

2

Holdings may only be disclosed as of a month-end date;

3

No compensation may be paid to the Fund, the Manager or any other party in connection with the disclosure of information about portfolio securities; and

4

A member of the Manager's Compliance staff must approve requests for nonpublic holdings information.

In determining whether to approve a request for portfolio holdings disclosure by the Manager, Compliance staff generally considers the type of requestor and its relationship to the Fund, the stated reason for the request, any historical pattern of requests from that same individual or entity, the style and strategy of the Fund for which holdings have been requested (e.g., passive versus active management), whether the Fund is managed by one or multiple investment managers, and any other factors it deems relevant. Any potential conflicts between shareholders and affiliated persons of the Fund that arise as a result of a request for portfolio holdings information shall be decided by the Manager in the best interests of shareholders. However, if a conflict exists between the interests of shareholders and the Manager, the Manager may present the details of the request to the Board for a determination to either approve or deny the request. On a quarterly basis, the Manager will prepare a report for the Board outlining any instances of disclosures of nonpublic holdings during the period that did not comply with the Holdings Policy. The Compliance staff generally determines whether a historical pattern of requests by the same individual or entity constitutes an "ongoing arrangement" and should be disclosed in the Fund's SAI.

The Manager and the sub-advisor(s) to the Fund may manage substantially similar portfolios for clients other than the Fund. Those other clients may receive and publicly disclose their portfolio holdings information prior to public disclosure by the Fund. The Holdings Policy is not intended to limit the Manager or the sub-advisor(s) from making such disclosures to their clients.

LENDING OF PORTFOLIO SECURITIES

The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the beneficial owner of the loaned securities and continues to be entitled to payments in amounts approximately equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund does not have the right to vote on securities while they are on loan. However, it is the Fund's policy to attempt to terminate loans in time to vote those proxies that the Fund determines are material to its interests. Loans of portfolio securities may not exceed 33 1/3% of the value of the Fund's total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash in the form of U.S. dollars, foreign currency, or securities issued or fully guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to present acceptable credit risk on a fully collateralized basis. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund seeks to minimize this risk by limiting the investment of cash collateral to registered money market funds, including money market funds advised by the Manager that invest in U.S. Government and agency securities.

For all funds that engage in securities lending, the Manager receives compensation for administrative and oversight functions with respect to securities lending, including oversight of the securities lending agent, State Street Bank and Trust Company. The amount of such compensation depends on the income generated by the loan of the securities. The Fund continues to receive payments equal to any dividends or interest, as applicable, paid on the

28

securities loaned and simultaneously earns either interest on the investment of the cash collateral and/or fee income if the loan is otherwise collateralized. As of the date of this SAI, the Fund does not intend to engage in securities lending activities.

TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund's investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts as well as the stated policies of the Fund. The Board oversees the Trust's officers and service providers, including American Beacon Advisors, Inc. ("American Beacon"), which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including American Beacon's investment personnel and the Trust's Chief Compliance Officer ("CCO"). The Board also is assisted by the Trust's independent registered public accounting firm (which reports directly to the Trust's Audit and Compliance Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. American Beacon, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management for the Fund. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Board members who are not "interested persons" of the Trust as defined in Section 2(a)(19) of the Investment Company Act ("Independent Trustees"). The following provides an overview of the principal, but not all, aspects of the Board's oversight of risk management for the Trust and the Fund.

In general, the Fund's risks include, among others, investment risk, credit risk, liquidity risk, securities selection risk and valuation risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund. In addition, under the general oversight of the Board, American Beacon, the Fund's investment adviser, and other service providers to the Fund have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. Further, American Beacon as manager of the Fund oversees and regularly monitors the investments, operations and compliance of the Fund's investment advisers.

The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, and senior officers of American Beacon, and the Fund's CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board and the Investment Committee also regularly receive reports from American Beacon with respect to the investments, securities trading and securities lending activities of the Fund. In addition to regular reports from American Beacon, the Board also receives reports regarding other service providers to the Trust, either directly or through American Beacon or the Fund's CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Fund's CCO regarding the effectiveness of the Fund's compliance program. Also, typically on an annual basis, the Board receives reports, presentations and other information from American Beacon in connection with the Board's consideration of the renewal of each of the Trust's agreements with American Beacon and the Trust's distribution plans under Rule 12b-1 under the Investment Company Act.

Senior officers of the Trust and American Beacon also report regularly to the Audit and Compliance Committee on Fund valuation matters and on the Trust's internal controls and accounting and financial reporting policies and practices. In addition, the Audit and Compliance Committee receives regular reports from the Trust's independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Audit and Compliance Committee meets with the Fund's CCO to discuss matters relating to the Fund's compliance program.

Board Structure and Related Matters

Independent Trustees constitute at least two-thirds of the Board. Richard A. Massman, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair's responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other Trustees, the Trust's officers and other management personnel, and counsel to the Fund. The Independent Chair shall perform such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the responsibilities of that committee. The Board has established three standing committees: the Audit and Compliance Committee, the Investment Committee and the Nominating and Governance Committee. For example, the Investment Committee is responsible for oversight of the process, typically performed annually, by which the Board considers and approves the Fund's investment advisory agreement with American Beacon, while specific matters related to oversight of the Fund's independent auditors have been delegated by the Board to its Audit and Compliance Committee, subject to approval of the Audit and Compliance Committee's recommendations by the Board. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Funds, the number of series of the American Beacon Funds Complex overseen by the Board, the arrangements for the conduct of the Fund's operations, the number of Trustees, and the Board's responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Funds in the complex.

29

The Trust is part of the American Beacon Funds Complex, which is comprised of 34 series within the American Beacon Funds, 1 series within the American Beacon Institutional Funds Trust, and 1 series within the American Beacon Select Funds. The same persons who constitute the Board of the Trust also constitute the board of trustees of American Beacon Institutional Funds Trust and American Beacon Select Funds and each Trustee oversees the Trusts' combined 36 series.

The Board holds five (5) regularly scheduled meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations and directorships held during the last five years and certain other information. Subject to the Trustee Emeritus and Retirement Policy described below, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The address of each Trustee listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee serves for an indefinite term or until his or her removal, resignation, or retirement.*

Name (Age)*	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
INTERESTED TRUSTEE
Alan D. Feld** (81)	Trustee of American Beacon Funds since 1996 Trustee of American Beacon Select Funds since 1999	Trustee since 2017	Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960- Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Master Trust (1996-2012).
NON-INTERESTED TRUSTEES
Gilbert G. Alvarado (48)	Trustee since 2015	Trustee since 2017

Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011- 2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017-present).

Joseph B. Armes (55)	Trustee since 2015	Trustee since 2017

Chairman & CEO, CSW Industrials, Inc. (NASDAQ: CSWI) (2015-present); Chairman of the Board of Capital Southwest Corporation (NASDAQ: CSWC), predecessor to CSW Industrials, Inc. (2014-present); CEO Capital Southwest Corporation (2013-2015); President & CEO JBA Investment Partners (family investment vehicle) (2010-present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer NYSE: RSPP)(2013-present).

Gerard J. Arpey (59)	Trustee since 2012	Trustee since 2017	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present). Director, The Home Depot, Inc. (NYSE: HD)(2015-Present).
Brenda A. Cline (57)	Trustee since 2004	Trustee since 2017

Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (NYSE: RRC) (2015- Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, Cushing Closed-End Funds (2017-present).

Eugene J. Duffy (63)	Trustee since 2008	Trustee since 2017

Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012).

Thomas M. Dunning (75)	Trustee since 2008	Trustee since 2017

Chairman Emeritus (2008-Present); Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007- Present); Trustee, American Beacon Mileage Funds (2008-2012).

30

Richard A. Massman (74)	Trustee since 2004 Chair since 2008	Trustee and Chairman since 2017

Consultant and General Counsel Emeritus (2009-Present), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012).

Barbara J. McKenna (54)	Trustee since 2012	Trustee since 2017	Managing Principal, Longfellow Investment Management Company (2005- Present).
R. Gerald Turner (72)	Trustee since 2001	Trustee since 2017

President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (NYSE: JCP) (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012).

* The Board has adopted a retirement policy that requires Trustees, other than Mr. Feld, to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Feld is deemed to be an "interested person" of the Trust, as defined by the Investment Company Act. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more sub-advisors to certain funds in the American Beacon Funds complex.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Gilbert G. Alvarado: Mr. Alvarado has extensive organizational management and financial experience as vice president and chief financial officer in public charities, and a health conversion private foundation, chief financial and information officer of the largest health foundation on the Texas/Mexico border and an accountant with a regional health system.

Joseph B. Armes: Mr. Armes has extensive financial, investment and organizational management experience as chairman of the board of directors, president and chief executive officer of an investment company listed on NASDAQ, president and chief executive officer of a private family investment vehicle, chief operating officer of a private holding company for a family office, president, chief executive officer, chief financial officer and director of a special purpose acquisition company listed on the American Stock Exchange, a director and audit committee chair of an oil and gas exploration and production company listed on the New York Stock Exchange and as an officer of public companies and as a director and officer of private companies.

Gerard J. Arpey: Mr. Arpey has extensive organizational management, financial and international experience serving as chairman, chief executive officer, and chief financial officer of one of the largest global airlines, service as a director of public and private companies, service to several charitable organizations, and multiple years of service as a Trustee.

Brenda A. Cline: Ms. Cline has extensive organizational management, financial and investment experience as executive vice president, chief financial officer, secretary and treasurer to a private foundation, service as a director and member of the audit and nominating and governance committees of various publicly held companies, service as a trustee to a private university, and several charitable boards, including acting as a member of their investment and\or audit committees, extensive experience as an audit senior manager with a large public accounting firm, and multiple years of service as a Trustee.

Eugene J. Duffy: Mr. Duffy has extensive experience in the investment management business and organizational management experience as a member of senior management, service as a director of a bank, service as a chairman of a charitable fund and as a trustee to an association, service on the board of a private university and non-profit organization, service as chair to an financial services industry association, and multiple years of service as a Trustee.

Thomas M. Dunning: Mr. Dunning has extensive organizational management experience founding and serving as chairman and chief executive officer of a private company, service as a director of a private company, service as chairman of a large state municipal bond issuer and chairman of a large airport authority, also an issuer of bonds, service as a board member of a state department of transportation, service as a director of various foundations, service as chair of civic organizations, and multiple years of service as a Trustee.

Alan D. Feld: Mr. Feld has extensive experience as a business attorney, organizational management experience as chairman of a law firm, experience as a director of several publicly held companies, service as a trustee of a private university and a board member of a hospital, and multiple years of service as a Trustee.

Richard A. Massman: Mr. Massman has extensive experience as a business attorney, organizational management experience as a founding member of a law firm, experience as a senior vice president and general counsel of a large private company, service as the chairman and director of several foundations, including services on their Investment Committees and Finance Committees, chairman of a governmental board, chairman of various professional organizations and multiple years of service as a Trustee and as Independent Chair.

Barbara J. McKenna: Ms. McKenna has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a director of an investment manager, member of numerous financial services industry associations, and multiple years of service as a Trustee.

R. Gerald Turner: Mr. Turner has extensive organizational management experience as president of a private university, service as a director and member of the audit and governance committees of various publicly held companies, service as a member to several charitable boards, and multiple years of service as a Trustee.

Committees of the Board

The Trust has an Audit and Compliance Committee ("Audit Committee"). The Audit Committee consists of Ms. Cline (Chair), and Messrs. Duffy, Alvarado, and Dunning. Mr. Massman, as Chairman of the Trust, serves on the Audit Committee in an ex-officio non-voting capacity. None of the

31

members of the committee are "interested persons" of the Trust, as defined by the Investment Company Act. As set forth in its charter, the primary duties of the Trust's Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and the Fund(s) and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust's financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement of the Trust's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust's independent auditors; (d) to oversee the Trust's compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management's implementation and enforcement of the Trust's compliance policies and procedures ("Compliance Program"); and (e) to coordinate the Board's oversight of the Trust's CCO in connection with his or her implementation of the Trust's Compliance Program. The Audit Committee met five (5) times during the fiscal year ended August 31, 2017.

The Trust has a Nominating and Governance Committee ("Nominating Committee") that is comprised of Messrs. Feld (Chair), Turner, Massman, and Ms. Cline. As set forth in its charter, the Nominating Committee's primary duties are: (a) to make recommendations regarding the nomination of non-interested Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chairman of the Board; (c) to evaluate qualifications of potential "interested" members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; and (h) to consider and make recommendations relating to the compensation of Independent Trustees and of those officers as to whom the Board is charged with approving compensation. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Secretary of the Funds. The Nominating and Governance Committee met four (4) times during the fiscal year ended August 31, 2017.

The Trust has an Investment Committee that is comprised of, Ms. McKenna (Chair), Messrs. Armes and Arpey. Mr. Massman, as Chairman of the Trust, serves on the Investment Committee in an ex-officio non-voting capacity. As set forth in its charter, the Investment Committee's primary duties are: (a) to review and evaluate the short- and long-term investment performance of the Manager and each of the designated sub-advisors to the Fund(s); (b) to evaluate recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the Fund(s); (c) to review material changes recommended by the Manager to the allocation of Fund assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objective or principal investment strategies of the Fund(s); and (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation. The Investment Committee met five (5) times during the fiscal year ended August 31, 2017.

Trustee Ownership in the Funds

The following table shows the amount of equity securities owned in the American Beacon Funds family by the Trustees as of the calendar year ended December 31, 2016.

INTERESTED TRUSTEE
American Beacon Fund	Feld
Flexible Bond Fund	None
Aggregate Dollar Range of Equity Securities in all Trusts (27 Funds as of December 31, 2016)	Over $100,000

NON-INTERESTED TRUSTEES
	Alvarado	Armes	Arpey	Cline	Duffy	Dunning	Massman	McKenna	Turner
Flexible Bond Fund	None	None	None	$10,001 - $50,000	None	None	None	None	None
Aggregate Dollar Range of Equity Securities in all Trusts ( 27 Funds as of December 31, 2016 )	None	$50,001 - $100,000	Over $100,000	Over $100,000	None	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Trustee Compensation

Effective July 1, 2016, as compensation for their service to the American Beacon funds complex, including the Trust (collectively, the "Trusts"), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $5,000 for attendance by Board members for each regularly scheduled Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and (c) $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time.

Effective as of July 1, 2016, for his service as Board Chairman, Mr. Massman receives an additional annual retainer of $50,000. Although he attends several committee meetings at each quarterly Board meeting, he receives only a single $2,500 fee each quarter for his attendance at those meetings.  The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

32

The following table shows total compensation (excluding reimbursements) paid by the Trusts to each Trustee for the fiscal year ended August 31, 2017.
Name of Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Total Compensation From the Trusts
INTERESTED TRUSTEES
Alan D. Feld	$145,912	[1]	$156,000
NON-INTERESTED TRUSTEES
Gilbert G. Alvarado	$147,315		$157,500
Joseph B. Armes	$147,315		$157,500
Gerard J. Arpey	$147,315		$157,500
Brenda A. Cline	$161,345	[1]	$172,500
Eugene J. Duffy	$147,315		$157,500
Thomas M. Dunning	$147,315		$157,500
Richard A. Massman	$194,081	[1]	$207,500
Barbara J. McKenna	$161,345		$172,500
R. Gerald Turner	$140,300	[1]	$150,000

1 Upon retirement from the Board, each of these Trustees is eligible for flight benefits afforded to Trustees who served on the Boards as of June 4, 2008 as described below.

The Boards adopted a Trustee Retirement Policy and Trustee Emeritus and Retirement Plan ("Plan"). The Plan provides that a Trustee who has served on the Boards prior to September 12, 2008, and who has reached a mandatory retirement age established by the Board (currently 75) is eligible to elect Trustee Emeritus status ("Eligible Trustees"). The Eligible Trustees are Messrs. Feld, Massman and Turner and Ms. Cline.  The mandatory retirement age does not apply to Mr. Feld. Additionally, Eligible Trustees who have served on the Board of one or more Trusts for at least five years may elect to retire from the Board at an earlier age and immediately assume Trustee Emeritus status.  The Board has determined that, other than the Plan established for Eligible Trustees, no other retirement benefits will accrue for current or future Trustees.

Upon assuming Trustee Emeritus status, each eligible Trustee and his or her spouse (or designated companion) may receive annual flight benefits from the Trusts of up to $40,000 combined, on a tax-grossed up basis, on American Airlines (a subsidiary of the Manager's former parent company) for a maximum period of 10 years, depending upon length of service prior to September 12, 2008. Eligible Trustees may opt to receive instead an annual retainer of $20,000 from the Trusts in lieu of flight benefits.  No retirement benefits are accrued for Board service after September 12, 2008.

A Trustee Emeritus must commit to provide certain ongoing services and advice to the Board members and the Trusts; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Fund(s). Currently, two individuals who retired from the Board prior to September 12, 2008, have assumed Trustee Emeritus status. One receives an annual retainer of $20,000 from the Trusts. The other individual and his spouse receive annual flight benefits of up to $40,000 combined, on a tax-grossed up basis, on American Airlines.

Principal Officers of the Trust

The Officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the Officers of the Trust, their ages, their business address and their principal occupations and directorships during the past five years are as set forth below. The address of each Officer is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Officer serves for a term of one year or until his or her resignation, retirement, or removal. Each Officer has and continues to hold the same position with the American Beacon Funds, the American Beacon Select Funds and the American Beacon Institutional Funds Trust.

33

Name (Age)	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
OFFICERS
Gene L. Needles, Jr. (63)	President since 2009	President since 2017

President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); Director, Resolute Investment Managers, Inc. (2015-Present); Director, Resolute Acquisition, Inc.(2015-Present); Director, Resolute Topco, Inc. (2015-Present), President & CEO, Resolute Investment Holdings, LLC. (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc.; (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager and President, American Private Equity Management, L.L.C. (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014- Present); Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017 - Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD. (2017-Present).

Jeffrey K. Ringdahl (42)	Vice President since 2010	Vice President since 2017

Chief Operating Officer (2010-Present), Vice President (2010-2013), Senior Vice President (2013-Present), and Director (2015-Present), American Beacon Advisors, Inc.; Vice President (2012-Present) and Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Trustee, American Beacon NextShares Trust (2015-Present); Director and Senior Vice Present, Resolute Investment Holdings, LLC (2015-Present); Director and Senior Vice President, Resolute Topco, Inc. (2015-Present); Director and Senior Vice President, Resolute Acquisition, Inc. (2015-Present); Director and Senior Vice President, Resolute Investment Managers, Inc. (2015-Present); Director, Executive Vice President and Chief Operating Officer, Alpha Quant Advisors, LLC (2016-Present); Director and Executive Vice President, Resolute Investment Services, Inc. (2017-Present); Director and Executive Vice President, Resolute Investment Distributors, Inc. (2017-Present); Director, Shapiro Capital Management, LLC (2017-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-Present).

Rosemary K. Behan (58)	Vice President, Secretary and Chief Legal Officer since 2006	Vice President, Chief Legal Officer and Secretary since 2017

Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Managers, Inc. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, L.L.C.(2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, Alpha Quant Advisors, LLC (2016-Present), Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present).

Brian E. Brett (57)	Vice President since 2004	Vice President since 2017	Senior Vice President, Head of Distribution (2012-Present); Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-2012).
Paul B. Cavazos (48)	Vice President since 2016	Vice President since 2017	Chief Investment Officer and Senior Vice President of American Beacon Advisors, Inc. since 2016; Chief Investment Officer, DTE Energy Company (2007-2016).
Erica B. Duncan (47)	Vice President since 2011	Vice President since 2017	Vice President, Marketing & Client Services, American Beacon Advisors, Inc. (2011- Present).

34

Terri L. McKinney (54)	Vice President since 2010	Vice President since 2017

Vice President, Enterprise Services, American Beacon Advisors, Inc. (2009-Present); Vice President, Enterprise Services Alpha Quant Advisors, Inc. (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present).

Samuel J. Silver (54)	Vice President since 2011	Vice President since 2017	Vice President, Chief Fixed Income Officer (2016-Present); Vice President, Fixed Income Investments (2011-2016), American Beacon Advisors, Inc.
Melinda G. Heika (56)	Treasurer since 2010	Principal Accounting Officer and Treasurer since 2017

Treasurer, American Beacon Advisors, Inc. (2010-Present); Treasurer, Resolute Investment Managers, Inc. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, L.L.C. (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, Alpha Quant Advisors, LLC (2016-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-Present).

Sonia L. Bates (61)	Asst. Treasurer since 2011	Asst. Treasurer since 2017

Director, Tax and Financial Reporting, American Beacon Advisors, Inc. (2011-Present); Asst. Treasurer, Resolute Investment Managers, Inc. (2015-Present); Asst. Treasurer, Lighthouse Holdings, Inc. (2011-2015); Asst. Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present).

Christina E. Sears (46)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer and Assistant Secretary since 2017

Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present); Chief Compliance Officer, Alpha Quant Advisors, LLC (2016-Present).

Shelley D. Abrahams (43)	Asst. Secretary since 2008	Asst. Secretary since 2017	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present).
Rebecca L. Harris (51)	Asst. Secretary since 2011	Asst. Secretary since 2017	Assistant Secretary, American Beacon Advisors, Inc. (2011-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present).
Diana N. Lai (42)	Asst. Secretary since 2012	Asst. Secretary since 2017	Assistant Secretary, American Beacon Advisors, Inc. (2012-Present); Assistant Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present).
Teresa A. Oxford (59)	Asst. Secretary since 2015	Asst. Secretary since 2017	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present).

CODE OF ETHICS

The Manager, the Trust and the sub-advisors each have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act. Each Code of Ethics significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code of Ethics generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase (with limited exceptions) or sale by any Fund. In addition, the Manager's and Trust's Code of Ethics requires employees to report trades in shares of the Trusts. Each Code of Ethics is on public file with, and may be obtained from, the SEC.

PROXY VOTING POLICIES

From time to time, the Fund may own a security whose issuer solicits a proxy vote on certain matters. The Board seeks to ensure that proxies are voted in the best interests of the Fund's shareholders and has delegated proxy voting authority to the Manager. The Manager in turn has delegated proxy voting authority to the sub-advisors with respect to the Fund's assets under the sub-advisor's management. The Trust has adopted a Proxy Voting Policy and Procedures (the "Policy") that governs proxy voting by the Manager and sub-advisor, including procedures to address potential conflicts of interest between the Fund's shareholders and the Manager, the sub-advisor or their affiliates. The Board has approved the Manager's proxy voting policies and procedures with respect to Fund assets under the Manager's management. Please see Appendix A for a copy of the Policy. The sub-advisor's proxy voting policy and procedures are summarized (or included in their entirety) in Appendix B. The Fund's proxy voting record for the most recent year ended June 30 is available as of August 31 of each year upon request and without charge by calling 1-800-967-9009 or by visiting the SEC's website at http://www.sec.gov. The proxy voting record can be found in Form N-PX on the SEC's website.

35

CONTROL PERSONS AND 5% SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of any Class of the Fund's outstanding shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. The actions of an entity or person that controls the Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over the Fund or large redemptions by a control person could cause the Fund's other shareholders to pay a higher pro rata portion of the Fund's expenses.

Set forth below are entities or persons that own 5% or more of the outstanding shares of a Class of the Fund as of November 30, 2017. The Trustees and officers of the Trusts, as a group, own 1.48% of the Investor Class of the Fund's shares outstanding.  The Trustees and officers of the Trusts, as a group own less than 1% of all other classes of the Fund's shares outstanding.

Shareholder Address	Fund Percentage (listed if over 25%)	A CLASS	C CLASS	Institutional CLASS	Investor CLASS	Y CLASS
CHARLES SCHWAB & CO INC*	32.94%	7.83%		21.28%	8.25%	69.80%
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905
LPL FINANCIAL*		7.44%	7.29%			6.58%
FBO CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046
NATIONAL FINANCIAL SERVICES LLC*		5.74%	9.75%	11.98%	60.21%
FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
PERSHING LLC*		24.97%			16.73%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
RAYMOND JAMES*			18.47%
OMNIBUS FOR MUTUAL FUNDS
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100
UBS WM USA*		13.35%	36.53%			10.36%
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761
WELLS FARGO CLEARING SERVICES LLC*		20.58%	13.48%		5.57%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
2801 MARKET ST
ST LOUIS MO 63103-2523
SEI PRIVATE TRUST CO				10.99%
ATTN MUTUAL FUNDS ADMINSTRATOR
C/O UNION BANK ID797
1 FREEDOM VALLEY DR
OAKS PA 19456-9989
SEI PRIVATE TRUST COMPANY				19.68%

36

ATTN MUTUAL FUND ADMIN
C/O UNION BANK ID797
1 FREEDOM VALLEY DR
OAKS PA 19456-9989
STATE STREET BANK & TRUST AS CUST	8.19%
FBO BALCH & BINGHAM LLP
200 NEWPORT AVE EXT JQB513
QUINCY MA 02171-2102
WELLS FARGO BANK NA FBO	9.13%
AK RR HEALTH-AMERICAN BEACON FLEX
PO BOX 1533
MINNEAPOLIS MN 55480-1533
WELLS FARGO BANK NA FBO	13.41%
AK RR PENSION-AMERICAN BEACON FLEX
PO BOX 1533
MINNEAPOLIS MN 55480-1533

* Denotes record owner of Fund shares only

INVESTMENT SUB-ADVISORY AGREEMENTS

The Fund's sub-advisors are listed below with information regarding their controlling persons or entities. According to the Investment Company Act, a person or entity with control with respect to an investment advisor has "the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company." Persons and entities affiliated with the sub-advisors are considered affiliates of the Fund with respect to which the sub-advisors manage a portion of the Fund's assets.

Brandywine Global Investment Management, LLC (“Brandywine Global”)
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Legg Mason	Parent Company	Financial Services

Pacific Investment Management Company LLC (“PIMCO”)
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Allianz Asset Management of America L.P	Parent Company	Financial Services

Payden & Rygel ("P&R")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Joan Payden	Majority Owner	President and CEO of Payden & Rygel

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with each sub-advisor pursuant to which each sub-advisor receives an annualized sub-advisory fee that is calculated and accrued daily based on a percentage of the Fund's average daily assets. Each Investment Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund on no less than thirty (30) days' nor more than sixty (60) days' written notice to the sub-advisor, or by the sub-advisor upon sixty (60) days' written notice to the Trust. The Investment Advisory Agreements will continue in effect provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders.

37

MANAGEMENT, ADMINISTRATIVE AND DISTRIBUTION SERVICES

The Manager

The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039 is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. ("RIM"). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc. a wholly-owned subsidiary of Resolute Investment Holdings, LLC ("RIH"). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. ("Kelso") or Estancia Capital Management, LLC ("Estancia"), which are private equity firms. The address of Kelso and its investment funds is 320 Park Avenue, 24th Floor, New York, NY 10022. The address of Estancia and its investment fund is 20865 N 90th Place, Suite 200, Scottsdale, AZ 85255. The address of RIH is 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.

Listed below are individuals and entities that may be deemed control persons of the Manager.

Controlling Person/Entity	Basis of Control/Status	Nature of Controlling Person/Entity Business/ Business History
Resolute Investment Holdings, LLC	Parent Company	Holding Company
Kelso Investment Associates VIII	Ownership in Parent Company	Investment Fund

The Manager is paid a management fee as compensation for providing the Fund with management and administrative services. The expenses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. The Management Agreement provides for the Manager to receive an annualized fee based on a percentage of the Fund's average daily net assets that is calculated and accrued daily according to the following schedule:

First $15 billion	0.35%
Next $15 billion	0.325%
Over $30 billion	0.30%

Operating expenses directly attributable to a specific class are charged against the assets of that class.  Pursuant to the Management Agreement, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trust's operations. This includes:

■

complying with reporting requirements;

■

corresponding with shareholders;

■

maintaining internal bookkeeping, accounting and auditing services and records;

■

supervising the provision of services to the Trust by third parties; and

■

administering the Fund's interfund lending facility and lines of credit, if applicable.

In addition to its oversight of the sub-advisor(s), the Manager may invest the portion of the Fund's assets that the sub-advisor(s) determine to be allocated to short-term investments.

The Fund is responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of the Fund's tax returns; interest; costs of Trustee and shareholder meetings; preparing, printing and mailing Prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Fund's existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Trustees; insurance and fidelity bond premiums; fees paid to service providers providing reports regarding adherence by sub-advisor(s) to the investment style of the Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the sub-advisor(s); and any extraordinary expenses of a nonrecurring nature.

The following tables show total management and administrative services fees paid to the Manager, fees waived or recouped by the Manager and the investment advisory fees paid to the sub-advisor(s) based on total Fund assets for the Fund's three most recent fiscal years ended August 31.  In the tables below, the compensation paid to the Manager was based on an annualized management fee of 0.05% of the Fund's average daily net assets and a separate annualized administrative services fee of 0.30% of the Fund's average daily net assets prior to May 29, 2016. Thereafter, the Fund paid the Manager a single annualized management fee of 0.35% of its average daily net assets for management and administrative services. In the table below, the fees paid to the sub-advisor(s) are expressed both as a dollar amount and percentage of the Fund's average daily net assets.

Management Fees Paid to American Beacon Advisors, Inc.
	2015	2016	2017
	$118,842	$228,035	$460,986

38

Sub-advisor Fees
	2015	2016	2017
	$1,299,470	$915,530	$665,136
	0.55%	0.77%	0.52%

Management Fees (Waived)/Recouped
	2015	2016	2017
	$(854,617)	$(395,527)	$(271,143)

Administrative Service Fees
	2015	2016	2017
	$713,049	$402,328	$0

The Manager (or another entity approved by the Board) under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act, is paid up to 0.25% per annum of the average daily net assets of the A Class shares and up to 1.00% per annum of the average daily net assets of the C Class of each Fund for distribution and shareholder servicing related services, including expenses relating to selling efforts of various broker-dealers, shareholder servicing fees and the preparation and distribution of A Class and C Class advertising material and sales literature. The Manager will receive Rule 12b-1 fees from the A Class and C Class regardless of the amount of the Manager's actual expenses related to distribution and shareholder servicing efforts on behalf of each Class. Thus, the Manager may realize a profit or a loss based upon its actual distribution and shareholder servicing related expenditures for the A Class and C Class. The Manager anticipates that the Rule 12b-1 plan will benefit shareholders by providing broader access to the Fund through broker-dealers and other financial intermediaries who require compensation for their expenses in order to offer shares of the Fund. Distribution fees pursuant to Rule 12b-1 under the Investment Company Act for the fiscal year ended August 31, 2017 were:

Distribution Fees
A Class	$17,768
C Class	$27,048

The A Class, C Class and Investor Class have each adopted a Service Plan (collectively, the "Plans"). The Plans authorize the payment to the Manager (or another entity approved by the Board) of up to 0.375% per annum of the average daily net assets of the Investor Class shares, up to 0.25% per annum of the average daily net assets of the A Class shares and up to 0.25% per annum of the average daily net assets of the C Class shares.  In addition, the Fund may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y Class and Institutional Class shares. The Manager or other approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of A Class, C Class, Y Class, Institutional Class, and Investor Class shares including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees, which are included as part of the Fund's "Other Expenses" in the Table of Fees and Expenses in the Prospectus, will be payable monthly in arrears. The fees for each Class will be paid, or reimbursed, on the actual expenses incurred in a particular month by the entity for the services provided pursuant to the respective Class and its Service Plan, if applicable. The primary expenses expected to be incurred are shareholder servicing, record keeping fees and servicing fees paid to financial intermediaries such as plan sponsors and broker-dealers. Service fees paid by the A Class, C Class, Y Class and Investor Class shares of the Fund pursuant to the applicable Service Plan for the fiscal years ended August 31 were as follows:

Service Fees
	2015	2016	2017
A Class	$31,334	$16,958	$10,661
C Class	$13,747	$7,315	$4,057
Y Class	$39,595	$37,666	$17,053*
Investor Class	$30,019	$12,580	$8,509

* Service Fees for Y Class from August 31, 2016 to April 1, 2017.

The Manager also may receive up to 10% of the net monthly income generated from the Fund's securities lending activities as compensation for administrative and oversight functions with respect to securities lending of the Fund.  As of the date of this SAI, the Fund does not intend to engage in securities lending activities.

The SEC has granted exemptive relief that permits the Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

The Manager has contractually agreed from time to time to waive fees and/or reimburse expenses for the Fund in order to maintain competitive expense ratios for the Fund. In July of 2003, the Board approved a policy whereby the Manager may seek repayment for such fee waivers and/or expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee waivers and/or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not

39

cause the Fund's Total Annual Fund Operating Expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/ reimbursement or the time of recoupment.

The Distributor

Foreside Fund Services, LLC ("Foreside" or "Distributor"), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor and principal underwriter of the Fund's shares. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund's shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or the Fund. Pursuant to a Sub-Administration Agreement between Foreside and the Manager, Foreside receives a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the Trust, including the registration of Manager employees as registered representatives of the Distributor to facilitate distribution of Fund shares. Foreside also receives a fee from the Manager under a Marketing Agreement pursuant to which Foreside provides services in connection with the marketing of the Fund to institutional investors. Pursuant to the Distribution Agreement, the Distributor receives, and may re-allow to broker-dealers, all or a portion of the sales charge paid by the purchasers of A and C Class shares. For A and C Class shares, the Distributor receives commission revenue consisting of the portion of A and C Class sales charge remaining after the allowances by the Distributor to the broker dealers. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.

The aggregate commissions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charge ("CDSC") retained by the Distributor on the redemption of shares during each of the Fund's three most recent fiscal years ended  August 31 are shown in the table below.

American Beacon Fund	Fiscal Year	Aggregate Commissions	Amount Retained by the Distributor
Flexible Bond	2017	$395	$80
	2016	$2,845	$299
	2015	$68,629	$2,515

Effective March 1, 2018, Resolute Investment Distributors, Inc. will replace Foreside as the Fund(s)' distributor and principal underwriter.

OTHER SERVICE PROVIDERS

State Street, located at 1 Iron Street, Boston, Massachusetts 02110, serves as custodian for the Fund. In addition to its other duties as custodian, pursuant to an Administrative Services Agreement and instructions given by the Manager, State Street may receive compensation from the Fund for investing certain excess cash balances in designated futures or forwards. State Street also serves as the Fund's Foreign Custody Manager pursuant to rules adopted under the Investment Company Act, whereby it selects and monitors eligible foreign sub-custodians.

Boston Financial Data Services, Inc. ("BFDS"), located at 330 W. 9th Street, Kansas City, Missouri 64105 is the transfer agent and dividend paying agent for the Trust and provides these services to Fund shareholders.  Effective January 1, 2018, the name of BFDS will change to DST Asset Manager Solutions, Inc.

The Fund's independent registered public accounting firm is Ernst & Young LLP, which is located at 2323 Victory Avenue, Suite 2000, Dallas, Texas 75219.

K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Fund.

PORTFOLIO MANAGERS

The portfolio managers to the Fund (the "Portfolio Managers") have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts has been provided by the Portfolio Managers' firm and is set forth below. The number of accounts and assets is shown as of August 31, 2017.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
American Beacon Advisors, Inc.
Gene L. Needles, Jr.	6 ($6.0 bil)	N/A	N/A	N/A	N/A	N/A
Paul B. Cavazos	1 ($142 mil)	N/A	N/A	N/A	N/A	N/A
Patrick A. Sporl	1 ($142 mil)	N/A	N/A	N/A	N/A	N/A

40

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Brandywine Global Investment Management, LLC
David F. Hoffman	6 ($5.4 bil)	39 ($17.9 bil)	87 ($30.0 bil)	N/A	5 ($1.7 bil)	11 ($12.4 bil)
Stephen S. Smith	7 ($5.5 bil)	39 ($17.9 bil)	87 ($30.0 bil)	N/A	5 ($1.7 bil)	11 ($12.4 bil)
Jack P. McIntyre	6 ($5.4 bil)	39 ($17.9 bil)	87 ($30.0 bil)	N/A	5 ($1.7 bil)	11 ($12.4 bil)
Anujeet Sareen	6 ($5.4 bil)	34 ($17.9 bil)	87 ($30.0 bil)	N/A	5 ($1.7 bil)	11 ($12.4 bil)

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Pacific Investment Management Company, LLC
Marc P. Seidner	5 ($4.9 bil)	11 ($4.6 bil)	48 ($10.1 bil)	None	1 ($0.2 bil)	7 ($2.1 bil)

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Payden & Rygel
Brian Matthews	2 ($315 mil)	3 ($3.2 bil)	9 ($843 mil)	None	None	None
Scott Weiner	2 ($315 mil)	3 ($3.2 bil)	9 ($843 mil)	None	None	None
Brad Boyd	2 ($315 mil)	3 ($3.2 bil)	9 ($843 mil)	None	None	None

Conflicts of Interest

As noted in the table above, the Portfolio Managers manage accounts other than the Fund. This side-by-side management may present potential conflicts between a Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the Manager and each sub-advisor of any foreseeable material conflicts of interest that may arise from the concurrent management of the Fund and other accounts. The information regarding potential conflicts of interest was provided by the sub-advisors.

The Manager  The Manager's Portfolio Managers are responsible for managing the Fund and other accounts, including separate accounts and unregistered funds. The Manager typically assigns Funds and accounts with similar investment strategies to the same Portfolio Manager to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by the Manager or one of its affiliates in an account and certain trading practices used by the Portfolio Managers (e.g., cross trades between the Fund and another account and allocation of aggregated trades). The Manager has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Manager has adopted policies limiting the ability of Portfolio Managers to cross securities between the Fund and a separate account and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

Brandywine Global Investment Management, LLC ("Brandywine Global") Brandywine Global does not foresee any potentially material conflicts of interest as a result of concurrent management of the American Beacon Balanced, American Beacon Large Cap Value and American Beacon Small Cap Value Funds and other accounts. Brandywine Global follows the same buy and sell discipline for all positions across all portfolios, subject to client specific restrictions. Portfolios may differ in a strategy slightly due to differences in available cash, contributions and withdrawals.

Pacific Investment Management Company LLC ("PIMCO") From time to time, potential and actual conflicts of interest may arise between a portfolio manager's management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO's other business activities and PIMCO's possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.  Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of the Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO's duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including certain Fund) that invest in the Fund in a manner that is detrimental to such investing accounts.

41

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Fund or other accounts managed by PIMCO and PIMCO's affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the fund not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Fund's investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer's capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund's investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. Moreover, the Fund or other account managed by PIMCO may invest in a transaction in which the Fund or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. The Fund or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and such other accounts on a fair and equitable basis over time.

Payden & Rygel ("P&R") The P&R Compliance Group at all times maintains a current list of its affiliated persons, updating it as necessary.

■

Any relationship between P&R and a client, other than the investment advisory relationship, and any relationship between an affiliated person of P&R and a client, must be reviewed and approved by the Chief Compliance Officer before the relationship commences to ensure that no conflict of interest exists.

■

As a matter of policy, P&R does not:

■

Engage in any transactions as principal with any client.

■

Maintain any soft dollar brokerage arrangements with any broker dealer.

■

The Compliance Group regularly reviews P&R's client relationships and the relationships, if any, of its affiliated persons with clients to determine if any conflicts of interest exist.

P&R has adopted policies and procedures that address conflicts of interest that may arise between a portfolio manager's management of the Fund and his or her management of other funds and accounts. Potential areas of conflict could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of Fund trades, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. P&R has adopted policies and procedures that it believes are reasonably designed to address these conflicts. However, there is no guarantee that such policies and procedures will be effective or that P&R will anticipate all potential conflicts of interest.

Compensation

The following is a description provided by the Manager and each investment sub-advisor regarding the structure of and criteria for determining the compensation of each Portfolio Manager as of August 31, 2017.

The Manager Compensation of the Manager's Portfolio Managers is comprised of base salary and annual cash bonus. Each Portfolio Manager's base annual salary is fixed. The Manager determines base salary based upon comparison to industry salary data. In addition, all Portfolio Managers

42

participate in the Manager's annual cash bonus plan. The amount of the total bonus pool is based upon the profitability of the Manager. Each Portfolio Manager has a target bonus award expressed as a percentage of base salary, which is determined by the Portfolio Manager's level of responsibility. Additionally, the Portfolio Managers participate in the Manager's equity incentive plan.

Brandywine Global All portfolio managers, research analysts and traders earn a base salary and bonus tied to investment performance. The performance bonus is awarded based on performance compared to a proprietary performance universe created for each team on a one-quarter, one-year, three-year and five-year basis. The performance calculation is weighted to place more emphasis on longer-term outperformance, and less emphasis on the short-term. Investment professionals also receive a second quarterly bonus based on the profitability of their product group. Each investment team at Brandywine Global manages its own P&L and retains the bulk of its profits at the end of each quarter. The portion that is not retained is shared with the other investment teams in an effort to smooth income and to promote cross-team fertilization and cooperation. Brandywine Global has found that this form of compensation aligns the interests of investment professionals and clients and leads to accountability and low-turnover among Brandywine Global's staff. In essence, the portfolio management teams own all of the residual profits of the Firm, which Brandywine Global believes leads to responsibility, accountability, and low turnover of people.

The percentage of compensation derived from each of the above components changes over time. In general, the larger the percentage of total compensation that will result from incentive pay will be paid to the more senior and successful group.

Brandywine Global believes that its compensation structure allows its investment team members to focus on generating premium returns and building lasting client relationships in which its interests are properly aligned with its clients' interests.

PIMCO PIMCO's approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO's mission and values. Key Principles on Compensation Philosophy include:

■

PIMCO's pay practices are designed to attract and retain high performers;

■

PIMCO's pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;

■

PIMCO's goal is to ensure key professionals are aligned to PIMCO's long-term success through equity participation; and

■

PIMCO's "Discern and Differentiate" discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients' interests, emphasizing each portfolio manager's ability to generate long-term investment success for PIMCO's clients. A portfolio manager's compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO's broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

■

Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;

■

Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;

■

Appropriate risk positioning and risk management mindset which includes consistency with PIMCO's investment philosophy, the Investment Committee's positioning guidance, absence of defaults, and appropriate alignment with client objectives;

■

Contributions to mentoring, coaching and/or supervising members of team;

■

Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO's investment process, Investment Committee meetings, and day-to-day management of portfolios;

■

With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO's partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

Deferred Compensation – Long Term Incentive Plan ("LTIP") and/or M Options which is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

■

The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO's operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO's success.

■

The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the Firm's long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the Firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

43

■

The Carried Interest Compensation Plan awards entitle eligible individuals who provide services to PIMCO's Alternative Funds a percentage ("points") of the carried interest otherwise payable to PIMCO in the event that the applicable performance measurements described in the Alternative Fund's partnership agreements are achieved. The awards are granted before any payments are made in respect of the awards and payout is contingent on long-term performance, and are intended to align the interests of the employees with that of PIMCO and the investors in the Alternative Funds. While subject to forfeiture and vesting terms, payments to participants are generally made if and when the applicable carried interest payments are made to PIMCO.

Eligibility to participate in LTIP, the M Unit program, and the Carried Interest Compensation Plan is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual's overall contribution to the firm.

P&R. Portfolio managers and other investment personnel are paid competitive salaries by P&R. In addition, they may receive bonuses based on the overall profit of the firm and their contribution to the investment team(s) on which they participate. The relative mix of compensation represented by salary and bonus will vary depending on the individual's contribution to the investment team(s), contributions to the firm overall and other factors.

Ownership of the Fund

A Portfolio Manager's beneficial ownership of the Fund is defined as the Portfolio Manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the Portfolio Manager's immediate family or by a trust of which the Portfolio Manager is a trustee could be considered ownership by the Portfolio Manager. The tables below set forth each Portfolio Manager's beneficial ownership of the Fund(s) under that Portfolio Manager's management as of August 31, 2017 as provided by the Fund's sub-advisor(s).

Name of Investment Advisor and Portfolio Managers	Flexible Bond Fund
American Beacon Advisors, Inc.
Patrick A. Sporl	None
Paul B. Cavazos	None
Gene L. Needles, Jr.	None

Name of Investment Advisor and Portfolio Manager	Flexible Bond Fund
Brandywine Global Investment Management, LLC
David F. Hoffman	None
Stephen S. Smith	None
Jack P. McIntyre	None
Anujeet Sareen	None

Name of Investment Advisor and Portfolio Manager	Flexible Bond Fund
Pacific Investment Management Company, LLC
Marc P. Seidner	None

Name of Investment Advisor and Portfolio Managers	Flexible Bond Fund
Payden & Rygel
Brian Matthews	None
Scott Weiner	None
Brad Boyd	None

PORTFOLIO SECURITIES TRANSACTIONS

In selecting brokers or dealers to execute particular transactions, the Manager and the sub-advisors are authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provision of statistical quotations (including the quotations necessary to determine the Fund's NAV), and other information provided to the Fund, to the Manager and/or to the sub-advisors (or their affiliates), provided, however, that the Manager or the sub-advisor must always seek best execution. Research and brokerage services may include information on portfolio companies, economic analyses, and other investment research services. The Trust does not allow the Manager or sub-advisors to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers. The

44

Manager and the sub-advisors are also authorized to cause the Fund to pay a commission (as defined in SEC interpretations) to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Manager or the sub-advisors, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Manager or the sub-advisors exercise investment discretion. The fees of the sub-advisors are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the Board, as applicable, the Manager, or the sub-advisors (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the Investment Company Act) for doing so. Brokerage and research services obtained with Fund commissions might be used by the Manager and/or the sub-advisors, as applicable, to benefit their other accounts under management.

The Manager and each sub-advisor will place its own orders to execute securities transactions that are designed to implement the Fund's investment objective and policies. In placing such orders, each sub-advisor will seek best execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. Pursuant to written guidelines approved by the Board, as appropriate, a sub-advisor of the Fund, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 of the Investment Company Act) for doing so. The Fund's turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and the Fund's cash flows. High portfolio turnover increases the Fund's transaction costs, including brokerage commissions, and may result in a greater amount of recognized capital gains.

The Investment Advisory Agreements provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of each sub-advisor is to seek best execution. In assessing available execution venues, each sub-advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the value of any eligible research, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Transactions with respect to the securities of small and emerging growth companies in which the Fund may invest may involve specialized services on the part of the broker or dealer and thereby may entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

The Fund may establish brokerage commission recapture arrangements with certain brokers or dealers. If a sub-advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. Neither the Manager nor any of the sub-advisors receive any benefits from the commission recapture program. The sub-advisors' participation in the brokerage commission recapture program is optional. Each sub-advisor retains full discretion in selecting brokerage firms for securities transactions and is instructed to use the commission recapture program for a transaction only if it is consistent with the sub-advisor's obligation to seek the best execution available.

For the fiscal years ended August 31, 2015, 2016, and 2017, no brokerage commissions were paid to affiliated brokers by the Fund.

For the fiscal years ending August 31, 2015, 2016, and 2017 the following brokerage commissions were paid by the Fund. Fluctuations in brokerage commissions from year to year were primarily due to the sub-advisors' allocations among portfolio investments that charge a commission and those that do not. Shareholders of the Fund bear only their pro-rata portion of such expenses.

American Beacon Fund	2015	2016	2017
Flexible Bond	$55,548	$15,656	$15,947

For the fiscal year ended August 31, 2017, the Fund directed no transactions to brokers in part because of research services provided and paid no commissions on such transactions.

The following table lists securities held by the Fund as of the end of its fiscal year that were issued by a broker-dealer (or by its parent) through which the Fund regularly executes transactions.

Regular Broker-Dealers	American Beacon Fund	Aggregate Value of Securities
Bank of America	Flexible Bond	$2,593
Citigroup	Flexible Bond	$1,173
Credit Suisse	Flexible Bond	$585
Deutsche Bank	Flexible Bond	$457
Goldman Sachs	Flexible Bond	$2,307
JP Morgan	Flexible Bond	$1,864
Morgan Stanley	Flexible Bond	$3,725
UBS	Flexible Bond	$521
Wells Fargo	Flexible Bond	$813

45

ADDITIONAL PURCHASE AND SALE INFORMATION FOR A CLASS SHARES

Sales Charge Reductions and Waivers

As described in the Prospectus, there are various ways to reduce your sales charge when purchasing A Class shares. Additional information about A Class sales charge reductions is provided below.

Letter of Intent ("LOI"). The LOI may be revised upward at any time during the 13-month period of the LOI ("LOI Period"), and such a revision will be treated as a new LOI, except that the LOI Period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised LOI. The LOI will be considered completed if the shareholder dies within the 13-month LOI Period. Commissions to dealers will not be adjusted or paid on the difference between the LOI amount and the amount actually invested before the shareholder's death.

All dividends and other distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified LOI Period, the purchaser may be required to remit to the transfer agent the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder's account at the time a purchase was made during the LOI Period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the LOI Period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Fund for the balance still outstanding.

Rights of Accumulation. Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in any class of the American Beacon Funds to determine your sales charge for A Class shares on investments in accounts eligible to be aggregated. If you make a gift of A Class shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your investments in any class of the American Beacon Funds.

Aggregation. Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the Prospectus, if all parties are purchasing shares for their own accounts and/or:

■

individual-type employee benefit plans, such as an individual retirement account ("IRA"), individual 403(b) plan or single-participant Keogh-type plan;

■

business accounts solely controlled by you or your immediate family (for example, you own the entire business);

■

trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct the Fund's transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

■

endowments or foundations established and controlled by you or your immediate family; or

■

529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

■

for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

■

made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act, excluding the individual-type employee benefit plans described above;

■

for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

■

for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales Charges" above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the Investment Company Act. Purchases made for nominee or street name accounts (securities held in the name of a broker- dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent Purchases. As described in the Prospectus, you may reduce your A Class sales charge by combining simultaneous purchases in any of the American Beacon Funds.

Other Purchases. Pursuant to a determination of eligibility by the Manager, A Class shares of the Fund may be sold at NAV (without the imposition of a front-end sales charge) to:

1

current or retired trustees, and officers of the American Beacon Funds family, current or retired employees and directors of the Manager and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

2

currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, "Eligible Persons") (and their spouses, and children, including children in step and adoptive relationships, sons-in-law and daughters-in-law, if the Eligible Persons or the spouses or children of the Eligible Persons are listed in the account registration with the spouse or parent) of broker-dealers who have sales agreements with the Distributor (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses and/or children;

3

companies exchanging securities with the Fund through a merger, acquisition or exchange offer;

46

4

insurance company separate accounts;

5

accounts managed by the Manager, a sub-advisor to the Fund and its affiliated companies;

6

the Manager or a sub-advisor to the Fund and its affiliated companies;

7

an individual or entity with a substantial business relationship with, which may include the officers and employees of the Fund's custodian or transfer agent, the Manager or a sub-advisor to the Fund and its affiliated companies, or an individual or entity related or relating to such individual or entity;

8

full-time employees of banks that have sales agreements with the Distributor, who are solely dedicated to directly supporting the sale of mutual funds;

9

directors, officers and employees of financial institutions that have a selling group agreement with the Distributor;

10

banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in the Fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee;

11

clients of authorized dealers purchasing shares in fixed or flat fee brokerage accounts;

12

Employer-sponsored defined contribution - type plans, including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and IRA rollovers involving retirement plan assets invested in the Fund in the American Beacon Funds fund family; and

13

Employee benefit and retirement plans for the Manager and its affiliates.

Shares are offered at NAV to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this NAV privilege, additional investments can be made at NAV for the life of the account.

It is possible that a broker-dealer may not be able to offer one or more of these waiver categories. If this situation occurs, it is possible that the investor would need to invest directly through American Beacon Funds in order to take advantage of the waiver. The Fund may terminate or amend the terms of these sales charge waivers at any time.

Moving Between Accounts. Investments in certain account types may be moved to other account types without incurring additional A Class sales charges. These transactions include, for example:

■

redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase Fund shares in an IRA or other individual-type retirement account;

■

"required minimum distributions" (as described in Section 401(a)(9) of the Internal Revenue Code) from an IRA or other individual-type retirement account used to purchase Fund shares in a non-retirement account;

■

death distributions paid to a beneficiary's account that are used by the beneficiary to purchase Fund shares in a different account; and

■

it is possible that a broker-dealer may not be able to offer the ability to move between accounts. If this situation occurs, it is possible that the investor would need to invest directly through American Beacon Funds in order to take advantage of this privilege.  Please contact your financial intermediary for additional information.

ADDITIONAL INFORMATION REGARDING CONTINGENT DEFERRED SALES CHARGES

As discussed in the Prospectus, the redemption of C Class shares may be subject to a contingent deferred sales charge ("CDSC") if you redeem your shares within 12 months of purchase. If you purchased $1,000,000 or more of A Class shares of the Fund (and therefore paid no initial sales charges) and subsequently redeem your shares within 18 months of your purchase, you may be charged a CDSC upon redemption. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or other distributions, or upon amounts representing share appreciation. As described in the Prospectus, there are various circumstances under which the CDSC will be waived. Additional information about CDSC waivers is provided below.

The CDSC is waived under the following circumstances:

■

Any partial or complete redemption following death or "disability" (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Manager or the Fund's transfer agent may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

■

Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the Manager or the Fund's transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

■

Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code. The CDSC will be waived for benefit payments made by American Beacon Funds directly to plan participants. Benefit payments include, but are not limited to, payments resulting from death, "disability," "retirement," and "separation from service" (each as defined in the Internal Revenue Code) and required minimum distributions (as described in Section 401(a)(9) of the Internal Revenue Code), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

■

Redemptions that are mandatory withdrawals from a traditional IRA after age 70 1/2.

47

■

Involuntary redemptions as a result of your account not meeting the minimum balance requirements, the termination and liquidation of the Fund, or other actions by the Fund.

■

Distributions from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver.

■

To return excess contributions made to a retirement plan.

■

To return contributions made due to a mistake of fact.

The following example illustrates the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 1.00%, the CDSC would be $40 for redemptions of C Class shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

REDEMPTIONS IN KIND

Although the Fund intends to redeem shares in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the Fund's NAV during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, to the extent the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

TAX INFORMATION

The tax information in the Prospectus and in this section relates solely to the federal income tax law and assumes that the Fund will continue to qualify each taxable year as a "regulated investment company" under the Internal Revenue Code ("RIC") (as discussed below). The tax information in this section is only a summary of certain key federal tax considerations affecting the Fund and its shareholders and is in addition to the tax information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal income tax treatment of the Fund or the tax implications to its shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning. The tax information is based on the Internal Revenue Code and applicable regulations in effect, and administrative pronouncements and judicial decisions publicly available, on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Taxation of the Fund

The Fund intends to continue to qualify each taxable year for treatment as a RIC under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code. To so qualify, the Fund (which is treated as a separate corporation for these purposes) must, among other requirements:

■

Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income, including gains from options, futures or forward contracts, derived with respect to its business of investing in securities or those currencies ("Qualifying Other Income") and (2) net income derived from an interest in a "qualified publically traded partnership" ("QPTP") ("Gross Income Requirement"). A QPTP is a "publically traded partnership" other than a partnership at least 90% of the gross income of which is Qualifying Other Income;

■

Diversify its investments so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (equity securities of QPTPs being considered voting securities for those purposes), and (2) not more than 25% of the value of its total assets is invested in (a) the securities (other than Government securities or securities of other RICs) of any one issuer, (b) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (c) the securities of one or more QPTPs ("Diversification Requirements"); and

■

Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income, the excess (if any) of net short-term capital gain over net long-term capital loss, and net gains and losses, if any, from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement").

By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If for any taxable year the Fund does not qualify for that treatment — either (1) by failing to satisfy the Distribution Requirement, even if it satisfies the Gross Income and Diversification Requirements ("Other Requirements") or (2) by failing to satisfy any of the Other Requirements and is unable to, or determines not to, avail itself of Internal Revenue Code provisions that enable a RIC to cure a failure to satisfy any of the Other Requirements as long as the failure "is due to reasonable cause and not due to willful neglect" and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — then for federal tax purposes, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to its shareholders and the dividends it pays would be taxable to its shareholders as ordinary income (or possibly, for individual and certain other non-corporate shareholders (each an "individual"), as "qualified dividend income" (as described in the Prospectus)("QDI")) to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify for RIC treatment would therefore have a negative impact on the Fund's income and performance. Furthermore, the Fund could be required to recognize

48

unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying for RIC treatment. It is possible that the Fund will not qualify as a RIC in any given taxable year.

The Fund will be subject to a nondeductible 4% federal excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and substantially all of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.  The Fund intends to make sufficient distributions by the end of each calendar year to avoid liability for the Excise Tax.

Taxation of Certain Investments and Strategies

Hedging strategies, such as entering into forward contracts and selling (writing) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of gains and losses the Fund may realize in connection therewith. In general, the Fund's (1) gains from the disposition of foreign currencies and (2) Qualifying Other Income will be treated as qualifying income under the Gross Income Requirement.

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains realized on investments by foreign investors.  It is impossible to determine the effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested in various countries is not known.

The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of the value (or adjusted tax basis, if elected) of its assets produce, or are held for the production of, passive income. Under certain circumstances, to the extent the Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock and of any gain on its disposition of that stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible to be treated as QDI.

If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of incurring the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF's annual ordinary earnings and net capital gain—which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax—even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Alternatively, the Fund may elect to "mark-to-market" any stock in a PFIC it owns at the end of its taxable year, in which event it would be required to distribute to its shareholders any resulting gains in accordance with the Distribution Requirement. "Marking-to-market," in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Fund's adjusted basis therein (including any net mark-to-market gain or loss for each prior taxable year for which an election was in effect) as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, the Fund may not be able, at the time it acquires a foreign corporation's stock, to ascertain whether the corporation is a PFIC and a foreign corporation may become a PFIC after the Fund acquires stock therein. While the Fund generally will seek to minimize its investments in PFIC stock, and to make appropriate elections when they are available, to lessen the adverse tax consequences detailed above, there are no guarantees that it will be able to do so, and the Fund reserves the right to make those investments as a matter of its investment policy.

The Fund may invest in one or more limited liability companies ("LLCs") and limited partnerships ("LPs") that will be classified for federal tax purposes as partnerships (and, except as expressly stated below, this discussion assumes that classification). LLCs and LPs in which the Fund may invest may include (1) a "publicly traded partnership" (that is, a partnership the interests in which are "traded on an established securities market" or "readily tradable on a secondary market (or the substantial equivalent thereof)") (a "PTP"), which may be a QPTP, or (2) a non-PTP at least 90% of the income of which is Qualifying Other Income.

If an LLC or LP in which the Fund invests is a QPTP, all its net income (regardless of source) will be qualifying income under the Gross Income Requirement for the Fund. The Fund's investment in QPTPs, together with certain other investments, however, may not exceed 25% of the value of its total assets at the end of each quarter of its taxable year in order to satisfy one of the Diversification Requirements. In addition, if the Fund holds more than 10% of a QPTP's equity securities, none of those securities will count toward its satisfying those requirements.

With respect to non-QPTPs, (1) if an LLC or LP (including a PTP) is treated for federal tax purposes as a corporation, distributions from it to the Fund might be treated as QDI and disposition of the Fund's interest therein would generate gain or loss from the disposition of a security, or (2) if such an LLC or LP is not treated as a corporation, the Fund would be treated as having earned its proportionate share of each item of income the LLC or LP earned. In the latter case, the Fund would be able to treat its share of the entity's income as Qualifying Other Income only to the extent that income would be Qualifying Other Income if realized directly by the Fund in the same manner as realized by the LLC or LP. Certain LLCs and LPs (e.g., private funds) in which the Fund may invest may generate income and gains that are not Qualifying Other Income. Each Fund will monitor its investments in LLCs and LPs to assure its compliance with the requirements for continued qualification as a RIC.

49

Some futures contracts, foreign currency contracts, and "non-equity" options (i.e., certain listed options, such as those on a "broad-based" securities index) - except any "securities futures contract" that is not a "dealer securities futures contract" (both as defined in the Internal Revenue Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement - in which the Fund invests may be subject to Internal Revenue Code section 1256 (collectively, "Section 1256 contracts"). Any Section 1256 contract the Fund holds at the end of its taxable year must be "marked-to-market" (that is, treated as having been sold at that time for its fair market value) for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it.

Section 988 of the Internal Revenue Code also may apply to the Fund's forward currency contracts and options and futures on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year (including those made before the losses were realized) would be characterized as a non-taxable "return of capital" to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares and treating any part of such distribution exceeding that basis as gain from the disposition of those shares.

Offsetting positions the Fund enters into or holds in any actively traded option, futures or forward contract may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of recognition of the Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) losses realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available, that may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle at least one, but not all, positions of which are Section 1256 contracts).

When a covered call option written (sold) by the Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option.  When a covered call option written by the Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

If the Fund has an "appreciated financial position"—generally, any position (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis—and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Certain aspects of the tax treatment of derivative instruments are currently unclear and may be affected by changes in legislation, regulations, administrative rules, and/or other legally binding authority that could affect the treatment of income from those instruments and the character, timing of recognition and amount of the Fund's taxable income or net realized gains and distributions. If the Internal Revenue Service ("IRS") were to assert successfully that income the Fund derives from those investments does not constitute Qualifying Other Income, the Fund might cease to qualify as a RIC (with the consequences described above under "Taxation of the Fund") or might be required to reduce its exposure to such investments.

The Fund may acquire zero coupon or other securities issued with original issue discount ("OID") (such as STRIPS). As a holder of those securities, the Fund must include in its gross income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, the Fund must include in its gross income each taxable year securities it receives as interest on pay-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income (such as that interest), to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of its portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

50

The Fund may invest in the equity securities of corporations or other entities that invest in U.S. real property, including REITs. The sale of a U.S. real property interest by a REIT or "United States real property holding corporation" in which the Fund invests may trigger special tax consequences to the Fund's non-U.S. shareholders, who are urged to consult their tax advisers regarding those consequences.

After calendar year-end, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution, or "return of capital") of one or more of the distributions they have made during that year, which would result at that time in the Fund that invests therein also having to re-categorize some of the distributions it made to its shareholders. These changes would be reflected in your annual Form 1099, together with other tax information. Those forms generally will be distributed to you in February of each year, although the Fund may, in one or more years, request from the IRS an extension of time to distribute those forms until mid-March to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to you on a single form (rather than having to send you an amended form).

The Fund may invest in REITs that (1) hold residual interests in "real estate mortgage investment conduits" ("REMICs") or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools ("TMPs") or have a qualified REIT subsidiary that is a TMP. A part of the net income allocable to REMIC residual interest holders may be an "excess inclusion." The Internal Revenue Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury and the IRS issued a notice in 2006 ("Notice") announcing that, pending the issuance of further guidance (which has not yet been issued), the IRS would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP's excess inclusion income under a "reasonable method," (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not "disqualified organizations" (i.e., governmental units and tax-exempt entities that are not subject to tax on their "unrelated business taxable income" ("UBTI")) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocable to its shareholders that are disqualified organizations, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, IRAs, and public charities) constitutes UBTI to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) above (substituting "that are nominees" for "that are not ‘disqualified organizations'" in clause (3) and inserting "record" after "its" in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. The Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

Taxation of the Fund's Shareholders

General - Dividends and other distributions the Fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be reportable by, and taxed to, those shareholders for the taxable year in which that December 31 falls.

If Fund shares are redeemed at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. In addition, any loss a shareholder realizes on a redemption of Fund shares will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the redemption; in that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss. Investors also should be aware that the price of Fund shares at any time may reflect the amount of a forthcoming dividend or other distribution, so if they purchase Fund shares shortly before the record date for a distribution, they will pay full price for the shares and receive some part of the price back as a taxable distribution, even though it represents a partial return of invested capital.

Basis Election and Reporting - A Fund shareholder who wants to use an acceptable method for basis determination with respect to Fund shares that the shareholder acquired or acquires after 2011 ("Covered Shares") other than the average basis method (the Fund's default method) must elect to do so in writing (which may be electronic).  The basis determination method a Fund shareholder elects may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from redemptions of Fund shares, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares that are redeemed and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them. Fund shareholders who acquire and hold Fund shares through a financial intermediary should contact their financial intermediary for information related to the basis election and reporting.

Backup Withholding -The Fund is required to withhold and remit to the U.S. Treasury 28% of dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any shareholder that is not an "exempt recipient" as defined in the regulations under the Internal Revenue Code who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, "backup withholding"). Withholding at that rate also is required from the Fund's dividends and capital gain distributions otherwise payable to such a shareholder who (1) is subject to backup

51

withholding for failure to report the receipt of interest or dividend income properly or (2) fails to certify to the Fund that it is an "exempt recipient." Backup withholding is not an additional tax; rather, any amounts so withheld may be credited against your federal income tax liability or refunded.

Non-U.S. Shareholders - Dividends the Fund pays to a shareholder who is a nonresident alien individual or foreign entity (each a "non-U.S. shareholder") — other than (1) dividends paid to a non-U.S. shareholder whose ownership of the Fund's shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year -- generally are subject to 30% federal withholding tax (unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty). However, two categories of dividends the Fund might pay, "interest-related dividends" and "short-term capital gain dividends," to non-U.S. shareholders (with certain exceptions) and reported by it in writing to its shareholders are exempt from that tax. "Short-term capital gain dividends" are dividends that are attributable to net short-term gain, computed with certain adjustments. "Interest-related dividends" are dividends that are attributable to "qualified net interest income" (i.e., "qualified interest income," which generally consists of certain original issue discount, interest on obligations "in registered form," and interest on deposits, less allocable deductions) from sources within the United States. Non-U.S. shareholders are urged to consult their own tax advisers concerning the applicability of that withholding tax.

Foreign Account Tax Compliance Act ("FATCA") - Under FATCA, "foreign financial institutions" ("FFIs") and "non-financial foreign entities" ("NFFEs") that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on (1) income dividends the Fund pays and (2) certain capital gain distributions and the proceeds of redemptions of Fund shares it pays after December 31, 2018. As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE, if it certifies its status as such and, in certain circumstances, information regarding substantial U.S. owners.

The U.S. Treasury has negotiated intergovernmental agreements ("IGAs") with certain countries and is in various stages of negotiations with other foreign countries with respect to alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country's government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An FFI can avoid FATCA withholding by becoming a "participating FFI," which requires the FFI to enter into a tax compliance agreement with the IRS under the Internal Revenue Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which may, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide it with documentation properly certifying the entity's status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.

Other Taxes - Statutory rules and regulations regarding state and local taxation of ordinary income dividends, QDI dividends and net capital and foreign currency gain distributions may differ from the federal income taxation rules described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's situation.

DESCRIPTION OF THE TRUST

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.

The Trust was originally created to manage money for large institutional investors. The following individuals (and members of that individual's "immediate family"), are eligible to purchase shares of the Institutional Class with an initial investment of less than $250,000: (i) employees of the Manager, (ii) employees of a sub-advisor for Funds where it serves as sub-advisor, (iii) members of the Board, (iv) employees of Kelso/Estancia, and (v) members of the Manager's Board of Directors. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons and daughters-in-law, a sibling's spouse, a spouse's sibling, aunts, uncles, nieces and nephews; relatives by virtue of remarriage (step-children, step-parents, etc.) are included. Any shareholders that the Manager transfers to the Institutional Class upon termination of the class of shares in which the shareholders were originally invested is also eligible for purchasing shares of the Institutional Class with an initial investment of less than $250,000.

52

The Investor Class was created to give individuals and other smaller investors an opportunity to invest in the American Beacon Funds. The Institutional and Y Classes were created to manage money for large institutional investors, including pension and 401(k) plans. The A Class and C Class were created for investors investing in the Funds through their broker-dealers or other financial intermediaries.

FINANCIAL STATEMENTS

The Fund's independent registered public accounting firm, Ernst & Young LLP audits and reports on the Fund's annual financial statements. The audited financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights, notes and report of independent registered public accounting firm. The audited financial statements are incorporated by reference to the American Beacon Funds' Annual Report to Shareholders of the Fund for the period ended August 31, 2017.

53

APPENDIX A

AMERICAN BEACON ADVISORS, INC.

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of the advisory clients of American Beacon Advisors, Inc. ("AmBeacon"). AmBeacon's proxy voting policies and procedures are designed to implement AmBeacon's duty to vote proxies in clients' best interests. Given that AmBeacon manages portfolios that invest solely in fixed-income securities, the only securities for which we expect to receive proxies are money market mutual funds. As such, the proxy voting policies and procedures set forth voting guidelines for the proxy issues and proposals common to money market funds.

For routine proposals that will not change the structure, bylaws or operations of the money market fund, AmBeacon's policy is to support management; however, each proposal will be considered individually focusing on the financial interests of the client portfolio. Non-routine proposals, such as board elections, advisory contract and distribution plan approvals, investment objective changes, and mergers, will generally be reviewed on a case-by-case basis with AmBeacon first and foremost considering the effect of the proposal on the portfolio.

Items to be evaluated on a case-by-case basis and proposals not contemplated in the policies set forth above will be assessed by AmBeacon. In these situations, AmBeacon will use its judgment to vote in the best interest of the client portfolio. For all proposals, especially controversial or case-by-case evaluations, AmBeacon will be responsible for individually identifying significant issues that could impact the investment performance of the portfolio.

AmBeacon manages portfolios for the American Beacon Funds, the American Beacon Institutional Funds Trust and the American Beacon Select Funds (collectively, the "Beacon Funds"). AmBeacon may invest a Beacon Fund in shares of another Beacon Fund. If a Beacon Fund solicits a proxy for which another Beacon Fund is entitled to vote, AmBeacon's interests as manager of the Beacon Fund seeking shareholder votes may conflict with the interests of the other Beacon Fund as shareholder. To ensure that AmBeacon is acting in the best interests of the other Beacon Fund in this situation, AmBeacon will vote in accordance with the Beacon Fund's Board of Trustees' recommendations in the proxy statement.

AMERICAN BEACON FUNDS
AMERICAN BEACON SELECT FUNDS
AMERICAN BEACON INSTITUTIONAL FUNDS TRUST

PROXY VOTING POLICY AND PROCEDURES

Last Amended March 22, 2017

Preface

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of shareholders of the American Beacon Funds ("Beacon Funds"), the American Beacon Select Funds ("Select Funds") and the American Beacon Institutional Funds Trust ("Institutional Funds") (collectively, the "Funds"). Therefore, these Proxy Voting Policy and Procedures (the "Policy") have been adopted by the Funds.

The Funds are managed by American Beacon Advisors, Inc. (the "Manager"). The Manager allocates discrete portions of the American Beacon Funds among sub-advisors, but the Manager may directly manage all or a portion of the assets of certain Funds directly. The Funds' Boards of Trustees have delegated proxy voting authority to the Manager. The Manager has in turn delegated proxy voting authority to each sub-advisor with respect to the sub-advisor's respective portion of the Fund(s) under management, but the Manager has retained the authority to override a proposed proxy voting decision by a sub-advisor. For the securities held in their respective portion of each Fund, the Manager and the sub-advisors make voting decisions pursuant to their own proxy voting policies and procedures, which have been adopted by the applicable Fund and approved by the applicable Fund's Board of Trustees.

Conflicts of Interest

The Board of Trustees seeks to ensure that proxies are voted in the best interests of Fund shareholders. For certain proxy proposals, the interests of the Manager, the sub-advisors and/or their affiliates may differ from Fund shareholders' interests. To avoid the appearance of impropriety and to fulfill their fiduciary responsibility to shareholders in these circumstances, the Manager and the sub-advisors are required to establish procedures that are reasonably designed to address material conflicts between their interests and those of the Funds.

When a sub-advisor deems that it is conflicted with respect to a voting matter, its policy may call for it to seek voting instructions from the client. The Manager is authorized by the Boards of Trustees to consider any such matters and provide voting instructions to the sub-advisor, unless the Manager has determined that its interests are conflicted with Fund shareholders with respect to the voting matter. In those instances, the Manager will vote in accordance with the recommendation of a third-party proxy voting advisory service.

Each Beacon Fund and Institutional Fund has the ability to invest in the shares of the American Beacon U.S. Government Money Market Select Fund. If the American Beacon U.S. Government Money Market Select Fund issues a proxy for which a Beacon Fund or Institutional Fund is entitled to vote, the Manager's interests regarding the American Beacon U.S. Government Money Market Select Fund might appear to conflict with the interests of the shareholders of the Beacon Fund and/or Institutional Fund. In these cases, the Manager will vote in accordance with the Select Funds Board of Trustees' recommendations in the proxy statement.

54

If the methods for addressing conflicts of interest, as described above, are deemed by the Manager to be unreasonable due to cost, timing or other factors, then the Manager may decline to vote in those instances.

Securities on Loan

The Manager shall engage a proxy voting service to notify the Manager before the record date about the occurrence of future shareholder meetings, as feasible. The Manager will determine whether or not to recall shares of the applicable security that are on loan with the intent of the Manager or the sub-advisor, as applicable, voting such shares. The Manager's determination shall be based on factors which may include the nature of the meeting (i.e., annual or special), the percentage of the proxy issuer's outstanding securities on loan, any other information regarding the proxy proposals of which the Manager may be aware, and the loss of securities lending income to a Fund as a result of recalling the shares on loan.

Recordkeeping

The Manager and the sub-advisors shall maintain records of all votes cast on behalf of the Funds. Such documentation will include the firm's proxy voting policies and procedures, company reports provided by proxy voting advisory services, additional information gathered by the Manager or sub-advisor that was material to reaching a voting decision, and communications to the Manager regarding any identified conflicts. The Manager and the sub-advisors shall maintain voting records in a manner to facilitate the Funds' production of the Form N-PX filing on an annual basis.

Disclosure

The Manager will coordinate the compilation of the Funds' proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a summary of the Policy and the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, in each Fund's Statement of Additional Information ("SAI"). In each Fund's annual and semi-annual reports to shareholders, the Manager will disclose that a description of the Policy and the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, is a) available upon request, without charge, by toll-free telephone request, b) on the Funds' website (if applicable), and c) on the SEC's website in the SAI. The SAI and shareholder reports will also disclose that the Funds' proxy voting record is available by toll-free telephone request (or on the Funds' website) and on the SEC's website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.

Manager Oversight

The Manager shall review a sub-advisor's proxy voting policies and procedures for compliance with this Policy and applicable laws and regulations prior to initial delegation of proxy voting authority and on at least an annual basis thereafter.

Board Reporting

On at least an annual basis, the Manager will present a summary of the voting records of the Funds to the Boards of Trustees for their review. The Manager will notify the Boards of Trustees of any material changes to its proxy voting policies and procedures.

55

APPENDIX B

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC
PROXY VOTING

I. Client Accounts for which Brandywine Global Votes Proxies

Brandywine Global shall vote proxies for each client account for which the client:

A. has specifically authorized Brandywine Global to vote proxies in the applicable investment management agreement or other written instrument; or

B. without specifically authorizing Brandywine Global to vote proxies, has granted general investment discretion to Brandywine Global in the applicable investment management agreement.

Also, Brandywine Global shall vote proxies for any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), unless the investment management agreement specifically reserves the responsibility for voting proxies to the plan trustees or other named fiduciary.

At or prior to inception of each client account, Brandywine Global shall determine whether it has proxy voting authority over such account.

II. General Principles

In exercising discretion to vote proxies for securities held in client accounts, Brandywine Global is guided by general fiduciary principles. Brandywine Global's goal in voting proxies is to act prudently and solely in the best economic interest of its clients for which it is voting proxies. In furtherance of such goal, Brandywine Global will vote proxies in a manner that Brandywine Global believes will be consistent with efforts to maximize shareholder values.

Brandywine Global does not exercise its proxy voting discretion to further policy, political or other issues that have no connection to enhancing the economic value of the client's investment, but will consider environmental, social, and governance issues that may impact the value of the investment, either through introducing opportunity or by creating risk to the value.

III. How Brandywine Global Votes Proxies

Appendix A sets forth general guidelines considered by Brandywine Global and its portfolio management teams in voting common proxy items.

In the case of a proxy issue for which there is a stated position set forth in Appendix A, Brandywine Global generally votes in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global considers those factors and votes on a case-by-case basis in accordance with the general principles described in Section II. In the case of a proxy issue for which there is no stated position or list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global votes on a case-by-case basis in accordance with the general principles described in Section II.

The general guidelines set forth in Appendix A are not binding on Brandywine Global and its portfolio management teams, but rather are intended to provide an analytical framework for the review and assessment of common proxy issues. Such guidelines can always be superseded by a portfolio management team based on the team's assessment of the proxy issue and determination that a vote that is contrary to such general guidelines is in the best economic interests of the client accounts for which the team is responsible. Different portfolio management teams may vote differently on the same issue based on their respective assessments of the proxy issue and determinations as to what is in the best economic interests of client accounts for which they are responsible.

In the case of Taft-Hartley clients, Brandywine Global will comply with a client direction to vote proxies in accordance with Glass Lewis & Co. PVS Proxy Voting Guidelines, which Glass Lewis & Co. represents to be fully consistent with AFL-CIO guidelines.

IV. Use of an Independent Proxy Service Firm

Brandywine Global may contract with an independent proxy service firm to provide Brandywine Global with information and/or recommendations with regard to proxy votes. Any such information and/or recommendations will be made available to Brandywine Global's portfolio management teams, but Brandywine Global and its portfolio management teams are not required to follow any recommendation furnished by such service provider. The use of an independent proxy service firm to provide proxy voting information and/or recommendations does not relieve Brandywine Global of its responsibility for any proxy votes.

With respect to any independent proxy service firm engaged by Brandywine Global to provide Brandywine Global with information and/or recommendations with regard to proxy votes, Brandywine Global's Proxy Administrator shall periodically review and assess such firm's policies, procedures and practices including those with respect to the disclosure and handling of conflicts of interest.

V. Conflict of Interest Procedures

In furtherance of Brandywine Global's goal to vote proxies in the best interests of clients, Brandywine Global follows procedures designed to identify and address material conflicts that may arise between the interests of Brandywine Global and its employees and those of its clients before voting proxies on behalf of such clients. Conflicts of interest may arise both at the firm level and as a result of an employee's personal relationships or circumstances.

A. Procedures for Identifying Conflicts of Interest

56

Brandywine Global relies on the procedures set forth below to seek to identify conflicts of interest with respect to proxy voting.

1. Brandywine Global's Compliance Department annually requires each Brandywine Global employee to complete a questionnaire designed to elicit information that may reveal potential conflicts between the employee's interests and those of Brandywine Global clients.

2. Brandywine Global treats client relationships as creating a material conflict of interest for Brandywine Global in voting proxies with respect to securities issued by such client or its known affiliates.

3. As a general matter, Brandywine Global takes the position that relationships between a non-Brandywine Global Legg Mason business unit and an issuer (e.g., investment management relationship between an issuer and a non-Brandywine Global Legg Mason investment adviser affiliate) do not present a conflict of interest for Brandywine Global in voting proxies with respect to such issuer because Brandywine Global operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between Brandywine Global and certain other Legg Mason business units.

B. Procedures for Assessing Materiality of Conflicts of Interest

1. All potential conflicts of interest identified pursuant to the procedures outlined in Section V.A.1. must be brought to the attention of the Investment Committee for resolution.

2. The Investment Committee shall determine whether a conflict of interest is material. A conflict of interest shall be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Brandywine Global's decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Investment Committee shall be maintained.

3. If it is determined by the Investment Committee that a conflict of interest is not material, Brandywine Global may vote proxies following normal processes notwithstanding the existence of the conflict.

C. Procedures for Addressing Material Conflicts of Interest

1. With the exception of those material conflicts identified in A.2. which will be voted in accordance with paragraph C.1.b., if it is determined by the Investment Committee that a conflict of interest is material, the Investment Committee shall determine an appropriate method or combination of methods to resolve such conflict of interest before the proxy affected by the conflict of interest is voted by Brandywine Global. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

a. confirming that the proxy will be voted in accordance with a stated position or positions set forth in Appendix A;

b. confirming that the proxy will be voted in accordance with the recommendations of an independent proxy service firm retained by Brandywine Global;

c. in the case of a conflict of interest resulting from a particular employee's personal relationships or circumstances, removing such employee from the decision-making process with respect to such proxy vote;

d. disclosing the conflict to clients and obtaining their consent before voting;

e. suggesting to clients that they engage another party to vote the proxy on their behalf; or

f. such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.

   2. A written record of the method used to resolve a material conflict of interest shall be maintained.

VI. Other Considerations

In certain situations, Brandywine Global may decide not to vote proxies on behalf of a client account for which it has discretionary voting authority because Brandywine Global believes that the expected benefit to the client account of voting shares is outweighed by countervailing considerations (excluding the existence of a potential conflict of interest). Examples of situations in which Brandywine Global may determine not to vote proxies are set forth below.

A. Share Blocking

Proxy voting in certain countries requires "share blocking." This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, Brandywine Global will consider and weigh, based on the particular facts and circumstances, the expected benefit to client accounts of voting in relation to the potential detriment to clients of not being able to sell such shares during the applicable period.

B. Securities on Loan

Certain clients of Brandywine Global, such as an institutional client or a registered investment company for which Brandywine Global acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. Brandywine Global typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, Brandywine Global may request that the client recall shares that are on loan so that such shares can be voted if Brandywine Global believes that the expected benefit to the client of voting

57

such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of Brandywine Global and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII. Proxy Voting-Related Disclosures

A. Proxy Voting Independence and Intent

Brandywine Global exercises its proxy voting authority independently of other Legg Mason affiliated investment advisers. Brandywine Global and its employees shall not consult with or enter into any formal or informal agreements with Brandywine Global's parent, Legg Mason, Inc., any other Legg Mason business unit, or any of their respective officers, directors or employees, regarding the voting of any securities by Brandywine Global on behalf of its clients.

Brandywine Global and its employees must not disclose to any person outside of Brandywine Global, including without limitation another investment management firm (affiliated or unaffiliated) or the issuer of securities that are the subject of the proxy vote, how Brandywine Global intends to vote a proxy without prior approval from Brandywine Global's Chief Compliance Officer.

If a Brandywine Global employee receives a request to disclose Brandywine Global's proxy voting intentions to, or is otherwise contacted by, another person outside of Brandywine Global (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, the employee should immediately notify Brandywine Global's Chief Compliance Officer.

If a Brandywine Global portfolio manager wants to take a public stance with regards to a proxy, the portfolio manager must consult with and obtain the approval of Brandywine Global's Chief Compliance Officer before making or issuing a public statement.

B. Disclosure of Proxy Votes and Policy and Procedures

Upon Brandywine Global's receipt of any oral or written client request for information on how Brandywine Global voted proxies for that client's account, Brandywine Global must promptly provide the client with such requested information in writing.

Brandywine Global must deliver to each client, for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of this Proxy Voting policy and procedures. This summary must include information on how clients may obtain information about how Brandywine Global has voted proxies for their accounts and must also state that a copy of Brandywine Global's Proxy Voting policy and procedures is available upon request.

Brandywine Global must create and maintain a record of each written client request for proxy voting information. Such record must be created promptly after receipt of the request and must include the date the request was received, the content of the request, and the date of Brandywine Global's response. Brandywine Global must also maintain copies of written client requests and copies of all responses to such requests.

C. Delegation of Duties

Brandywine Global may delegate to non-investment personnel the responsibility to vote proxies in accordance with the guidelines set forth in Appendix A. Such delegation of duties will only be made to employees deemed to be reasonably capable of performing this function in a satisfactory manner.

VIII. Shareholder Activism and Certain Non-Proxy Voting Matters

In no event shall Brandywine Global's possession of proxy voting authority obligate it to undertake any shareholder activism on behalf of a client. Brandywine Global may undertake such activism in connection with a proxy or otherwise if and to the extent that Brandywine Global determines that doing so is consistent with applicable general fiduciary principles, provided Brandywine Global has first obtained its Chief Compliance Officer's approval of the proposed activism.

Absent a specific contrary written agreement with a client, Brandywine Global does not (1) render any advice to, or take any action on behalf of, clients with respect to any legal proceedings, including bankruptcies and shareholder litigation, to which any securities or other investments held in client account, or the issuers thereof, become subject, or (2) initiate or pursue legal proceedings, including without limitation shareholder litigation, on behalf of clients with respect to transactions or securities or other investments held in client accounts, or the issuers thereof. Except as otherwise agreed to in writing with a particular client, the right to take any action with respect to any legal proceeding, including without limitation bankruptcies and shareholder litigation, and the right to initiate or pursue any legal proceedings, including without limitation shareholder litigation, with respect to transactions or securities or other investments held in a client account is expressly reserved to the client.

IX. Recordkeeping

In addition to all other records required by this Policy and Procedures, Brandywine Global shall maintain the following records relating to proxy voting:

A. a copy of this Policy and Procedures, including any and all amendments that may be adopted;

B. a copy of each proxy statement that Brandywine Global receives regarding client securities;

C. a record of each vote cast by Brandywine Global on behalf of a client;

D. documentation relating to the identification and resolution of conflicts of interest;

E. any documents created by Brandywine Global that were material to a proxy voting decision or that memorialized the basis for that decision;

58

F. a copy of each written client request for information on how Brandywine Global voted proxies on behalf of the client, and a copy of any written response by Brandywine Global to any (written or oral) client request for information on how Brandywine Global voted proxies on behalf of the requesting client; and

G. records showing whether or not Brandywine Global has proxy voting authority for each client account.

All required records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of Brandywine Global. Brandywine Global also shall maintain a copy of any proxy voting policies and procedures that were in effect at any time within the last five years.

To the extent that Brandywine Global is authorized to vote proxies for a United States registered investment company, Brandywine Global shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, Brandywine Global may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements if the third party provides an undertaking to provide copies of such proxy statements promptly upon request. Brandywine Global may rely on a third party to make and retain, on Brandywine Global's behalf, records of votes cast by Brandywine Global on behalf of clients if the third party provides an undertaking to provide a copy of such records promptly upon request.

Appendix A
Proxy Voting Guidelines

Brandywine Global Diversified Portfolio Management Team
Proxy Voting Guidelines

Below are proxy voting guidelines that Brandywine Global's Diversified Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team's duty to act solely in the best interest of their client accounts holding the applicable security.

I. Compensation

A. We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive. We may consider current and past stock option grants in determining whether the cumulative dilution is excessive.

B. We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a non-employee or executive-only stock purchase program because of excessive dilution.

C. We vote for compensation plans that are tied to the company achieving set profitability hurdles. Plans are structured this way to comply with IRS laws allowing for deductibility of management compensation exceeding $1 million.

D. We vote against attempts to re-price options. Also, we vote against the re-election of incumbent Directors in the event of such a re-pricing proposal.

E. We vote against attempts to increase incentive stock options available for issuance when the shares underlying such options would exceed 10% of the company's outstanding shares.

F. We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock's price at the time of the option grant.

G. We vote against stock option plans allowing for very large allocations to a single individual because we generally believe that stock option plans should provide for widespread employee participation.

H. We vote against proposals to authorize or approve loans to company executives or Board members for personal reasons or for the purpose of enabling such persons to purchase company shares.

II. Governance

A. We vote for proposals to separate the Chief Executive Officer and Chairman of the Board positions.

B. We vote against "catch-all" authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

III. Anti-Takeover

We vote against anti-takeover measures, including without limitation:

A. Staggered Boards of Directors (for example, where 1/3 of a company's Board is elected each year rather than the entire Board each year).

B. Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C. Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company's outstanding shares.

IV. Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such

59

purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.

V. Business Management

We generally vote against shareholder resolutions focused on strategy or policy issues (for example, a proposal that a company adopt the internationally recognized standards on emissions from …). We generally prefer not to dictate to companies on matters of business strategy. As long as the company is operating responsibly, we believe management's role is to make these decisions.

Brandywine Global Fundamental Equities Portfolio Management Team
Proxy Voting Guidelines

Below are proxy voting guidelines that Brandywine Global's Fundamental Equities Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team's duty to act solely in the best interest of their client accounts holding the applicable security.
I. Compensation

A. We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.

B. We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a non-employee or executive-only stock purchase program because of excessive dilution.

C. We vote for measures that give shareholders a vote on executive compensation.

D. We vote for compensation plans that are tied to the company achieving set profitability hurdles. This is to comply with IRS laws to allow for deductibility of management compensation exceeding $1 million.

E. We vote against any attempt to re-price options. Also, we vote against the re- election of incumbent Directors in the event of such a re-pricing proposal.

F. We vote against attempts to increase incentive stock options when we determine they are excessive, either in total or for one individual.

G. We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock's price at the time of the option grant.

II. Governance

A. We vote for cumulative shareholder voting.

B. We vote against "catch-all" authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

C. We vote against related-party transactions involving directors, senior members of company management or other company insiders.

III. Anti-Takeover

We vote against anti-takeover measures:

A. Staggered Boards of Directors (for example, where 1/3 of a company's Board is elected each year rather than the entire Board each year).

B. Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C. Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company's outstanding shares.

D. Change-of-Control Contracts, which grant benefits to company personnel (typically members of senior company management) in the event the company is acquired or is otherwise subject to a change of control.

IV. Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.

V. Business Management

We generally vote against shareholder resolutions focused on strategy or policy issues (for example, a proposal that a company adopt the internationally recognized standards on emissions from …). We generally prefer not to dictate to companies on matters of business strategy. As long as the company is operating responsibly, we believe management's role is to make these decisions.

Brandywine Global Fixed Income Portfolio Management Team
Proxy Voting Guidelines

Below are proxy voting guidelines that Brandywine Global Fixed Income Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team's duty to act solely in the best interest of their client accounts holding the applicable security.

60

I. Compensation

A. We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.

B. We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a non-employee or executive-only stock purchase program because of excessive dilution.

C. We vote for measures that give shareholders a vote on executive compensation.

D. We vote for compensation plans that are tied to the company achieving set profitability hurdles. This is to comply with IRS laws to allow for deductibility of management compensation exceeding $1 million.

E. We vote against any attempt to re-price options. Also, we vote against the re-election of incumbent Directors in the event of such a re-pricing proposal.

F. We vote against attempts to increase incentive stock options when we determine they are excessive, either in total or for one individual.

G. We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock's price at the time of the option grant.

II. Governance

A. We vote for cumulative shareholder voting.

B. We vote against "catch-all" authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

III. Anti-Takeover

We vote against anti-takeover measures, including without limitation:

A. Staggered Boards of Directors (for example, where 1/3 of a company's Board is elected each year rather than the entire Board each year).

B. Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C. Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company's outstanding shares.

IV. Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.

V. Business Management

We generally vote against shareholder resolutions focused on strategy or policy issues (for example, a proposal that a company adopt the internationally recognized standards on emissions from …). We generally prefer not to dictate to companies on matters of business strategy. As long as the company is operating responsibly, we believe management's role is to make these decisions.

61

Payden & Rygel

Payden & Rygel Voting Policy and Procedures

Payden & Rygel

III.E. – Proxy Voting Policy

Background

The Trust has delegated to Payden & Rygel the authority to vote proxies on behalf of the Funds of the Trust. Payden & Rygel may be referred to herein from time to time, as the "Adviser." Payden & Rygel has adopted the "Payden & Rygel Proxy Voting Policy" attached hereto as Exhibit 1 (the "Payden Proxy Voting Policy"), which constitutes written policies and procedures reasonably designed to ensure that Payden & Rygel votes client securities in the best interest of the client.

Policy

At a minimum, the Adviser's Proxy Voting Policy:

• Provides how such Adviser addresses material conflicts that may arise between its interests and those of its clients.
• Discloses to its clients how they may obtain information from the Adviser about how it voted with respect to the client's securities;
• Describes to its clients the Adviser's proxy voting policies and procedures.
• Describes how clients may obtain a copy of the Adviser's Proxy Voting Policy.

Procedures

• The Proxy Voting Committee established pursuant to the Adviser's Proxy Voting Policy documents how it has voted with respect to the securities of each client.
• The Proxy Voting Committee documents any material conflicts between its interests and those of one of its clients and how it resolved that conflict.

Compliance Review

Prior to August 31st of each year, the CCO will:

• Review the Adviser's voting record and confirm that a random sample of proxy questions were voted according to the approved policy.
• Review any material conflicts that have been documented and determine independently whether the conflict was resolved in favor of the client's interests.
• File Form N-PX, details every proxy voted for the Fund, with the Securities and Exchange Commission.

Exhibit 1

"Payden & Rygel Proxy Voting Policy"

Background

To the extent that a client has delegated to Payden & Rygel the authority to vote proxies relating to equity securities,1 Payden & Rygel expects to fulfill its fiduciary obligation to the client by monitoring events concerning the issuer of the security and then voting the proxies in a manner that is consistent with the best interests of that client and that does not subordinate the client's interests to its own.

To that end, Payden & Rygel has created a Proxy Voting Committee consisting of James T. Wong, Mary Beth Syal and Edward S. Garlock to consider any issues related to proxy matters, any one of whom can issue voting instructions on behalf of the Committee. In their absence, any member of the Payden & Rygel Investment Policy Committee may issue voting instructions on behalf of the Proxy Voting Committee.

Many proxy matters that are routinely presented year after year are non-controversial, such as the retention of a company's outside auditors. On the other hand, over time the major controversies in voting proxies have related to corporate governance matters (e.g., changes in the state of incorporation and provisions on mergers and other corporate restructurings), anti-takeover provisions (e.g., staggered board terms, "poison pills" and supermajority provisions), stock option plans and other management compensation issues and social and corporate responsibility issues.

We carefully consider all aspects of the issues presented by a proxy matter, and depending upon the particular client requirements, we may vote differently for different clients on the same proxy issue. For example, a union client may have specific policies on a particular proxy issue that may lead Payden & Rygel to cast a "no" vote, while the policies of another client on that same issue may lead Payden & Rygel to cast a "yes" vote.

General Proxy Voting Policies Followed by Payden & Rygel

Absent special client circumstances or specific client policies or instructions, Payden & Rygel will vote as follows on the issues listed below:

■

Due to the complexity of executive compensation plans and the extensive analysis required to thoughtfully consider these proposals, the Adviser employs a proxy voting service to review all proposed changes to compensation. Factors such as industry averages, historical company performance and possible affects to shareholder dilution are considered. Using these and other factors, the proxy voting service will recommend a voting position, which the Adviser, absent special circumstances, will generally accept.

■

Vote for programs that permit an issuer to repurchase its own stock.

■

Vote for proposals that support board independence (e.g., declassification of directors, or requiring a majority of outside directors).

62

■

Vote against management proposals to make takeovers more difficult (e.g., "poison pill" provisions, or supermajority votes).

■

Vote for management proposals on the retention of outside auditors. However, consideration may be given to the non-audit fees paid to the outside auditor.

■

Vote for management endorsed director candidates, absent any special circumstances.

With respect to the wide variety of social and corporate responsibility issues that are presented, Payden & Rygel's general policy is to take a position in favor of policies that are designed to advance the economic value of the issuing company.

Except in rare instances, abstention is not an acceptable position and votes will be cast either for or against all issues presented. If unusual or controversial issues are presented that are not covered by the general proxy voting policies described above, or if circumstances exist which suggest that it may be appropriate to vote against a general proxy voting policy, the Proxy Voting Committee shall determine the manner of voting the proxy in question.

Many countries have "proxy blocking" regulations, which prohibit the sale of shares from the date that the vote is filed until the shareholder meeting. A Fund would be unable to sell its shares if a negative news event occurred during this time, thus harming its investors. Payden & Rygel reserves the right to decline to vote proxies for stocks affected by proxy blocking regulations.

Conflicts of Interest

From time to time, Payden & Rygel may purchase for one client's portfolio securities that have been issued by another client. Payden & Rygel does not have a policy against such investments because such a prohibition would unnecessarily limit investment opportunities. In that case, however, a conflict of interest may exist between the interests of the client for whose account the security was purchased and the interests of Payden & Rygel. For example, Payden & Rygel may manage corporate cash for Alpha Company whose management is soliciting proxies. Payden & Rygel has purchased Alpha Company's securities for the account of Beta Company, another Payden & Rygel client. Moreover, Beta Company's policies would suggest Payden & Rygel should vote against the position put forward by Alpha Company's management. However, voting against Alpha Company management may harm Payden & Rygel's relationship with Alpha Company's management. Thus, Payden & Rygel may have an incentive to vote with the management of Alpha Company, and hence has a conflict of interest.

To ensure that proxy votes are voted in a client's best interest and unaffected by any conflict of interest that may exist, Payden & Rygel may abstain from voting on a proxy question that presents a material conflict of interest between the interests of a client and the interests of Payden & Rygel. Votes for which there is no conflict of interest, retention of auditors for example, will be voted according to Payden & Rygel's standard policy.

1 The vast majority of proxy matters arise in the context of equity securities. To the very limited extent that such proxy matters might arise in the context of fixed income securities, Payden & Rygel would apply the same policies and procedures set forth above.

63

Pacific Investment Management Company LLC

PIMCO Voting Policy and Procedures

These proxy voting policies and procedures ("Policies and Procedures") are intended to foster PIMCO's compliance with its fiduciary obligations and applicable law. These Policies and Procedures apply to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority.1

PIMCO will vote proxies in accordance with these Policies and Procedures for each of its clients unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients results from its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets.

A. General Statements of Policy
These Policies and Procedures are designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to vote all client proxies that come to its attention. If it is consistent with PIMCO's contractual obligations to the client, however, PIMCO may determine not to vote a proxy if it believes that: (1) the effect on the client's economic interests or the value of the portfolio holding is insignificant in relation to the client's account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio manager ("PM") to effect trades in the related security; or (3) the Legal and Compliance department has determined that it is consistent with PIMCO's fiduciary obligations not to vote.

B. Conflicts of Interest
1. Identification of Material Conflicts of Interest
a) In General. PIMCO has a fiduciary obligation to vote all client proxies in good faith and in the best interests of the client. Conflicts of interest, however, may, or may appear to, interfere with PIMCO's ability to vote proxies in accordance with this fiduciary standard. Actual or potential conflicts of interest when PIMCO votes client proxies could arise in many ways, such as (i) if PIMCO has a material business relationship with the issuer to which the proxy relates; (ii) if a credit analyst assigned to recommend how to vote a fixed income proxy or a PM responsible for voting proxies has a material personal or business relationship with the issuer; (iii) if PIMCO clients have divergent interests in the proxy vote; and (iv) if the PM voting a proxy becomes aware of a material business relationship between the issuer and a PIMCO affiliate before voting.

PIMCO seeks to prevent conflicts of interest from interfering with its voting of client proxies by identifying such conflicts and resolving them as described in these Policies and Procedures.
b) Equity Securities. 2 PIMCO has retained an Industry Service Provider ("ISP"),3 to provide recommendations on how to vote proxies with respect to Equity Securities. PIMCO will follow the recommendations of the ISP unless: (i) the ISP is unable to vote a proxy (such as if the ISP has a disabling conflict of interest); or (ii) a PM decides to override the ISP's voting recommendation. In either such case as described below, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists. Each PM has a duty to disclose to the Legal and Compliance department any potential, actual or apparent material conflict of interest known to the PM relating to a proxy vote in relation to an equity security (whether the proxy will be voted by the ISP or PIMCO). If no potential, actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance department, the proxy may be voted by the responsible PM in good faith and in the best interests of the client.

If a potential, actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by a conflicts committee ("Conflicts Committee"); (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance department. See Section B.2 below.

c) Fixed Income Securities. PIMCO's Credit Research Group is responsible for issuing recommendations on how to vote proxies and consents (collectively referred to herein as proxies) with respect to fixed income securities. Each member of the Credit Research Group assigned to issue a voting recommendation has a duty to disclose to the Legal and Compliance department any such potential, actual or apparent material conflict of interest known to such person relating to that voting recommendation. If no such potential, actual or apparent material conflict of interest is disclosed to the Legal and Compliance department, the Credit Research Group may issue a recommendation as to how to vote the proxy. If such a potential, actual or apparent material conflict is disclosed to the Legal and Compliance department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by the Conflicts Committee; (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance department. See Section B.2 below.

Where the Credit Research Group issues a recommendation, PIMCO will follow the recommendation, unless a PM decides to override the Credit Research Group's voting recommendation. If a PM decides to override the recommendation, the Legal and Compliance department may review the proxy to determine whether a material conflict of interest, or the appearance of one, exists with respect to the PM's voting of the proxy. Each PM has a duty to disclose to the Legal and Compliance department, any potential, actual or apparent material conflict of interest known to the PM relating to a proxy vote. If no such potential, actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance department, the proxy may be voted by the responsible PM in good faith and in the best interests of the client. If such a potential, actual or apparent material conflict is identified by, or disclosed to, the Legal and Compliance department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by the Conflicts Committee; (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance department. See Section B.2 below.

2. Resolution of Identified Conflicts of Interest
a) Equity Securities Voted by ISP. The ISP, an independent research and voting service, makes voting recommendations for proxies relating to equity securities in accordance with ISP's guidelines which have been adopted by PIMCO ("ISP Guidelines"). PIMCO has determined to follow the ISP Guidelines. By following the guidelines of an independent third party, PIMCO intends to eliminate any conflict of interest PIMCO may have with

64

respect to proxies covered by the ISP.

b) Fixed Income Securities. By following the recommendations of the Credit Research Group, PIMCO intends to eliminate any conflict of interest that might arise if a PM voted a fixed income proxy for a client account.
If a material conflict of interest (or the appearance of one) with respect to the Credit Research analyst issuing a voting recommendation is disclosed to the Legal and Compliance department, such conflict will be resolved either by: (i) applying the policies and procedures set forth herein; (ii) applying a protocol previously established by the Conflicts Committee; (iii) if no such protocol covers the conflict at hand, elevation to the Conflicts Committee for direct resolution by it; or (iv) applying such other procedure(s) approved by the Legal and Compliance department. The Legal and Compliance department will record the manner in which each such conflict is resolved (including, in the case of direct resolution by the Conflicts Committee, the procedure applied by the Conflicts Committee).

c) PIMCO-Affiliated Fund Shares Voted by ISP. The ISP may make voting recommendations for proxies relating to PIMCO-affiliated fund shares in accordance with the ISP guidelines. Pursuant to Section B.2.f, PIMCO may determine to resolve a conflict of interest with respect to a PIMCO-managed separate account, fund or other collective investment vehicle holding such PIMCO-affiliated fund shares by following the recommendation of the ISP.

d) All Securities Not Voted Pursuant to a recommendation of the ISP or Credit Research Group. The following applies to: (i) proxies received in relation to securities for which the ISP or the Credit Research Group (as applicable) is unable to provide recommendations on how to vote; and (ii) proxies for which, as described below, a PM determines to override the ISP's or Credit Research Group's (as applicable) voting recommendation. In each case, such proxy will be reviewed by the Legal and Compliance department to determine whether a material conflict of interest, or the appearance of one, exists with respect to the voting of such proxy by the responsible PM. If no such material conflict of interest (or appearance of one) is identified by, or disclosed to, the Legal and Compliance department, the proxy will be voted by the responsible PM in good faith and in the best interest of the client.

If such a material conflict of interest (or the appearance of one) is identified by, or disclosed to, the Legal and Compliance department, such conflict will be resolved either by: (i) applying the policies and procedures set forth herein; (ii) applying a protocol previously established by the Conflicts Committee; (iii) if no such protocol covers the conflict at hand, elevation to the Conflicts Committee for direct resolution by it; or (iv) applying such other procedure(s) approved by the Legal and Compliance department. The Legal and Compliance department will record the manner in which each such conflict is resolved (including, in the case of direct resolution by the Conflicts Committee, the procedure applied by the Conflicts Committee).

e) Methods for Resolving Identified Conflicts of Interest.
1) Conflicting Client Interests. Where the conflict at issue has arisen because PIMCO clients have divergent interests, the applicable PM or another PM may vote the proxy as follows:

• If the conflict exists between the accounts of one or more PMs on the one hand, and accounts of one or more different PMs on the other, each PM (if the conflict does not also exist among the PM's accounts) will vote on behalf of his or her accounts in such accounts' best interests.
• If the conflict exists among the accounts of a PM, such PM shall notify the Legal and Compliance department and the head of the PM's desk (or such PM's manager, if different). The desk head or manager of such PM will then designate another PM without a conflict to vote on behalf of those accounts.

2) Direct Resolution by the Conflicts Committee. When a conflict is brought to the Conflicts Committee for direct resolution, the Conflicts Committee will seek to mitigate the actual or apparent conflict in the best interest of clients by, for example:

• Permitting the applicable PM to vote after receiving the consent of the client after providing notice and disclosure of the conflict to that client; or
• Voting the proxy in accordance with the recommendation of, or delegating the vote to, an independent third-party service provider; or
• Having the client direct the vote (and, if deemed appropriate by the Conflicts Committee, suggesting that the client engage another party to assist the client in determining how the proxy should be voted).
In considering the manner in which to mitigate a material conflict of interest, the Conflicts Committee may consider various factors, including:
• The extent and nature of the actual or apparent conflict of interest;
• If the client is a fund, whether it has an independent body (such as a board of directors) that is willing to give direction to PIMCO;
• The nature of the relationship of the issuer with PIMCO (if any);
• Whether there has been any attempt to directly or indirectly influence PIMCO's voting decision; and
• Whether the direction of the proposed vote would appear to benefit PIMCO, a related party or another PIMCO client.

3) The Conflicts Committee Protocol. To permit the more efficient resolution of conflicts of interest, the Conflicts Committee may establish a protocol (the "Conflicts Committee Protocol") that directs the methods of resolution for specific types of conflicts, provided that such methods comply with Section B.2. Once a protocol has been established for a certain type of conflict, unless otherwise approved in writing by the Legal and Compliance department, all conflicts of that type will be resolved pursuant to the protocol, subject to the Conflict Committee's ability to rescind or amend such protocol.

f) Investments by Clients in Affiliated Funds. Conflicts of interest with respect to the voting of proxies may also arise when PIMCO-managed separate accounts (including wrap program accounts advised or managed in whole or in part by PIMCO and other wrap program accounts for which PIMCO has proxy voting authority), funds or other collective investment vehicles are shareholders of PIMCO-affiliated funds that are the subject of proxies. PIMCO will vote client proxies relating to a PIMCO-affiliated fund in accordance with the offering or other disclosure documents or any applicable contract for the PIMCO-managed separate account, fund or other investment vehicle holding shares of the PIMCO-affiliated fund. Where such documents are silent on the issue, PIMCO will vote client proxies relating to a PIMCO-affiliated fund by "echoing" or "mirroring" the vote of the other shareholders in the underlying funds, by voting in accordance with the ISP recommendation, or by applying other conflicts resolution procedures set forth in Section B.2.

g) Information Barriers. To reduce the occurrence of actual or apparent conflicts of interest, PIMCO and PIMCO's agents are prohibited from disclosing information regarding PIMCO's voting intentions to any affiliate other than PIMCO-named affiliates.

C. Proxy Voting Process
PIMCO's process for voting proxies with respect to equity and other securities is described below.
1. Proxy Voting Process: Equity Securities

65

a) The Role of the ISP. PIMCO has selected the ISP to assist it in researching and voting proxies. The ISP researches the financial implications of proxy proposals and assists institutional investors with casting votes in a manner intended to protect and enhance shareholder returns, consistent with the particular guidelines of the institutional investor. PIMCO utilizes the research and analytical services, operational implementation and recordkeeping and reporting services provided by the ISP with respect to proxies relating to equity securities.

The ISP will provide a recommendation to PIMCO as to how to vote on each proposal based on its research of the individual facts and circumstances of each proposal and its application to the ISP Guidelines. Except for newly established accounts that have not yet migrated to the ISP's systems, the ISP will cast votes as PIMCO's agent on behalf of clients in accordance with its recommendations, subject to any override of such recommendation by the PM. For accounts not yet migrated to the ISP's system, PIMCO Operations will manually cast votes in accordance with the ISP's recommendations, subject to any override of such recommendations by the PM.

b) Overrides of ISP's Recommendations.
1) Portfolio Manager Review. Each PM is responsible for reviewing proxies relating to equity securities and determining whether to accept or reject the recommendation of the ISP, in accordance with the best interests of the client. If a PM determines that overriding the recommendation of the ISP would be in the best interests of the client based on all the facts and circumstances, the PM, with the assistance of the Operations Group, as appropriate, must prepare or arrange for the preparation of a report (the "Override Report") containing the information set forth below and any other information the PM and the Legal and Compliance department deem relevant:
• Name and ticker symbol of issuer;
• Percentage of the outstanding shares of the issuer held;
• The name(s) of the fund(s) or account(s) holding the securities;
• A summary of the proposal;
• The date of the shareholder meeting and the response deadline;
• Whether the proposal is being made by management or a shareholder;
• Management's recommendation with respect to the proposal;
• The ISP recommendation with respect to the proposal;
• The reasoning behind the PM's decision to recommend the override;
• Whether the PM is aware of any actual or apparent conflict of interest with respect to the issuer or proponent of the proposal (see Section B above). The PM should explain any such actual or apparent conflicts; and
• Whether the PM has been contacted by an outside party regarding the vote.

2) Compliance Review. The Legal and Compliance department will review the Override Report to determine whether an actual or apparent conflict of interest exists with respect to the vote. If the Legal and Compliance department determines that no such conflict of interest exists, the PM's recommendation will be implemented. If the Legal and Compliance department determines that such a conflict of interest exists, the conflict will be resolved in accordance with the policies described above in Section B.2 of these Policies and Procedures. In no event will PIMCO abstain from a vote solely to avoid a conflict of interest.

3) Override. If the result of this process is a decision to vote differently than proposed by the ISP, the PM, with the assistance of the Operations Group, will inform the ISP of the voting decision for implementation by the ISP.
c) When the ISP Does Not Provide a Recommendation. In certain circumstances, the ISP, as a result of technical or other difficulties, may be unable to provide a recommendation with respect to a client proxy. Where the ISP is unable to provide a recommendation for an equity security proxy, PIMCO shall vote such proxy in accordance with Section C.3.

2. Proxy Voting Process: Fixed Income Securities
a) The Role of the Credit Research Group. The Credit Research Group is responsible for researching and issuing proxy voting recommendations with respect to fixed income securities. The Credit Research Group researches the financial implications of proxy proposals and makes voting recommendations specific for each account that holds the related fixed income security.
The Credit Research Group will provide a recommendation, for each account, as to how to vote on each proposal based on the needs of the account and the Credit Research Group's research of the individual facts and circumstances of each proposal. PIMCO Operations will manually cast votes in accordance with the Credit Research Group's recommendations, subject to any override of such recommendations by the PM.

b) Overrides of the Credit Research Group's Recommendations.
1) Portfolio Manager Review. Each PM is responsible for reviewing proxies relating to fixed income securities and determining whether to accept or reject the recommendation of the Credit Research Group, in accordance with the best interests of the client. If a PM determines that overriding the recommendation of the Credit Research Group would be in the best interests of the client based on all the facts and circumstances, the PM, with the assistance of the Operations Group, as appropriate, must prepare or arrange for the preparation of an Override Report containing the information set forth below and any other information the PM and the Legal and Compliance department deem relevant:
• Name and ticker symbol of issuer;
• Percentages of the outstanding securities (equity and fixed income) of the issuer held;
• The name(s) of the fund(s) or account(s) holding the securities;
• A summary of the proposal;
• The date of the security holder meeting and the response deadline;
• Whether the proposal is being made by management or a security holder;
• Management's recommendation with respect to the proposal;
• The Credit Research Group recommendation with respect to the proposal;
• The reasoning behind the PM's decision to recommend the override;
• Whether the PM is aware of any actual or apparent conflict of interest with respect to the issuer or proponent of the proposal (see Section B above). The PM should explain any such actual or apparent conflicts; and

66

• Whether the PM has been contacted by an outside party regarding the vote.

2) Compliance Review. The Legal and Compliance department will review the Override Report to determine whether an actual or apparent conflict of interest exists with respect to the vote. If the Legal and Compliance department determines that no such conflict of interest exists, the PM's recommendation will be implemented. If the Legal and Compliance department determines that such a conflict of interest exists, the conflict will be resolved in accordance with the policies described above in Section B.2 of these Policies and Procedures. In no event will PIMCO abstain from a vote solely to avoid a conflict of interest.

3) Override. If the result of this process is a decision to vote differently than proposed by the Credit Research Group, the Operations Group will manually cast such vote.

c) When the Credit Research Group Does Not Provide a Recommendation. In certain circumstances, the Credit Research Group, as a result of conflicts or other reasons, may be unable to provide a recommendation with respect to a client proxy. Where the Credit Research Group is unable to provide a recommendation for a fixed income security proxy, PIMCO shall vote such proxy in accordance with Section C.3.

3. Proxy Voting Process: All Other Securities (including those not covered by the ISP or the Credit Research Group)
The ISP covers the majority of equity securities and the Credit Research Group covers fixed income securities. In certain circumstances, such as when an equity security issuer does not have a contractual relationship with the ISP or when the Credit Research Group has a conflict, a proxy will not be covered by the ISP or the Credit Research Group. Proxies not covered by the ISP or the Credit Research Group (collectively "OS Proxies") may be received by PIMCO Operations, the PM or by State Street Investment Management Solutions ("IMS West"). Upon receipt of any proxy voting ballots, all OS Proxies should be forwarded to PIMCO Operations, which coordinates with the Legal and Compliance department, and the PM(s) as appropriate, to vote such OS Proxies manually in accordance with the procedures set forth below.

a) Identify and Seek to Resolve any Material Conflicts of Interest. As described in Section B.1, PIMCO's Legal and Compliance department will review each OS Proxy to determine whether PIMCO may have an actual or apparent material conflict of interest in voting. If no such conflict is identified, the Legal and Compliance department will forward each OS Proxy to PIMCO Operations, which will coordinate consideration of such proxy by the appropriate PM(s). However, if such a conflict is identified, the Legal and Compliance department will, in accordance with Section B.2 above, resolve such conflict: (i) by applying the policies and procedures set forth herein; (ii) pursuant to a protocol previously established by the Conflicts Committee; (iii) if no such protocol is applicable to the conflict at hand, elevate such conflict to the Conflicts Committee for direct resolution; or (iv) by applying such other procedure(s) approved by the Legal and Compliance department.
b) Vote. (i) Where no material conflict of interest is identified, the PM will review the proxy information, vote the OS Proxy in accordance with these policies and procedures and return the voted OS Proxy to PIMCO Operations; (ii) Where a material conflict of interest is identified, the OS Proxy will be voted in accordance with the conflict resolution procedures in Section B.2 and the voted OS Proxy will be returned to PIMCO Operations.
c) Review. PIMCO Operations will review for proper completion each OS Proxy that was submitted to it. PIMCO Operations will forward the voted OS Proxy to the ballot collection agency with the decision as to how it should be voted.
d) Transmittal to Third Parties. PIMCO Operations will document the decision for each OS Proxy received in a format designated by the ballot collection agency or other third party service provider. PIMCO Operations will maintain a log of all OS Proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.
e) Recordkeeping. PIMCO Operations will log the proxy voting results into the ISP application for all manual ballots.

4. Abstentions
If it is consistent with PIMCO's contractual obligations to the client, PIMCO may determine not to vote a proxy if it believes that: (1) the effect on the client's economic interests or the value of the portfolio holding is insignificant in relation to the client's account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the PM's ability to effect trades in the related security; or (3) the Legal and Compliance department has determined that it is consistent with PIMCO's fiduciary obligations not to vote.

For example, these factors may result in PIMCO not voting proxies relating to non-U.S. issuers in some situations. This is because, in the case of such proxies, PIMCO may, for example, receive meeting notices after the cut-off time for voting or without enough time to fully consider the proxy, or PIMCO may be required in some jurisdictions to provide local agents with power of attorney prior to implementing PIMCO's voting instructions.

5. Proxies Relating to Securities on Loan
Where a security is on loan, PIMCO may, but is not required to, request that the loaned securities be recalled and that the security be blocked from lending prior to the meeting record date in order to vote the proxy. In determining whether to recall a loaned security, the relevant PM(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security on loan. The recall decision should be made in the best interests of the client based on a consideration of various factors, which may include the following: (1) whether the matter to be voted on may significantly affect the value of the security; (2) the relative cost and/or administrative inconvenience of recalling the security; (3) the significance of the holding; and (4) whether the security is considered a long-term holding.
D. U.S. Reporting and Disclosure Requirements and the Availability of Proxy Voting Records
Except to the extent required by applicable law (including with respect to the filing of any Form N-PX) or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client's proxies is available upon request.

For each U.S. registered investment company ("fund") that PIMCO sponsors and manages, PIMCO will ensure that the proxy voting record for the twelve-month period ending June 30 is properly reported on Form N-PX which is filed with the SEC no later than August 31 of each year. PIMCO will also ensure that each fund states in its Statement of Additional Information ("SAI") (or, with respect to Private Account Portfolio Series of PIMCO

67

Funds ("PAPS Portfolios"), the Offering Memorandum Supplement) and its annual and semiannual report to shareholders that information concerning how the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30 is available without charge through the fund's website and on the SEC's website, as required by Form N-1A (for open-end funds) or Form N-2 (for closed-end funds). PIMCO's Fund Administration Group is responsible for ensuring that this information is posted on each fund's website in accordance with the foregoing disclosure. PIMCO will ensure that proper disclosure is made in each fund's SAI (or, with respect to the PAPS Portfolios, the Offering Memorandum Supplement) and annual and semiannual reports describing the policies and procedures used to determine how to vote proxies relating to such fund's portfolio securities, also as required by Form N-1A (for open-end funds) and Form N-2 (for closed-end funds).

E. PIMCO Record Keeping
PIMCO or its agent (e.g., IMS West or the ISP) maintains proxy voting records as required by applicable rules. The records maintained by PIMCO include: (1) a copy of all proxy voting policies and procedures; (2) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; (3) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records; and (4) any documentation related to an identified material conflict of interest. Additionally, PIMCO or its agent (if the agent has undertaken to provide a copy to PIMCO upon request) maintains: (1) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied in the U.S. by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); and (2) a record of each vote cast by PIMCO on behalf of a client.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

F. Review and Oversight
PIMCO's Legal and Compliance department will provide for the supervision and periodic review, no less than on an annual basis, of PIMCO's proxy voting activities and the implementation of these Policies and Procedures. Such review process will include a review of PM overrides of the ISP's voting recommendations.

1 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

2 The term "equity securities" means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.

3 The ISP for Equity Securities proxy voting is Institutional Shareholder Services ("ISS"), Inc., One Chase Manhattan Plaza, 44th Floor, New York, NY 10005.

68

APPENDIX C

Ratings Definitions

Below are summaries of the ratings definitions used by some of the rating organizations. Those ratings represent the opinion of the rating organizations as to the credit quality of the issues that they rate. The summaries are based upon publicly available information provided by the rating organizations.

Ratings of Long-Term Obligations and Preferred Stocks — The Funds utilize ratings provided by rating organizations in order to determine eligibility of long-term obligations. The ratings described in this section may also be used for evaluating the credit quality for preferred stocks.

Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of bonds. The rating organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a bond.

The four highest Moody's ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are considered upper-medium grade and are subject to low credit risk. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Moody's ratings of Ba, B, Caa, Ca and C are considered below investment grade. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest. Moody's also appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.  Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

The four highest Standard & Poor's ratings for long-term obligations are AAA, AA, A and BBB. An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Standard & Poor's ratings of BB, B, CCC, CC, and C are considered below investment grade and are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.  A rating of NR indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy. The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

The four highest ratings for long-term obligations by Fitch Ratings are AAA, AA, A and BBB. Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings. Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

69

Fitch's ratings of BB, B, CCC, CC, C, RD and D are considered below investment grade or speculative grade. Obligations rated BB are deemed to be speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments. Obligations rated B are deemed to be highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment. Obligations rated CCC indicate, for issuers and performing obligations, default is a real possibility. Obligations rated CC indicate, for issuers and performing obligations, default of some kind appears probable. Obligations rated C indicate exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or (c) Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a distressed debt exchange. Obligations rated RD indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) execution of a distressed debt exchange on one or more material financial obligations. Obligations rated D indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future. In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Ratings of Municipal Obligations — Moody's ratings for short-term investment-grade municipal obligations are designated Municipal Investment Grade (MIG or VMIG in the case of variable rate demand obligations) and are divided into three levels — MIG/VMIG 1, MIG/VMIG 2 and MIG/VMIG 3. Factors used in determination of ratings include liquidity of the borrower and short-term cyclical elements. The MIG/VMIG 1 rating denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. The MIG/VMIG 2 rating denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group. The MIG/VMIG 3 rating denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. An SG rating denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor's uses SP-1, SP-2, and SP-3 to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. A rating of SP-2 denotes a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. A rating of SP-3 denotes a speculative capacity to pay principal and interest.

Ratings of Short-Term Obligations — Moody's short-term ratings, designated as P-1, P-2, P-3, or NP, are opinions of the ability of issuers to honor short-term financial obligations that generally have an original maturity not exceeding thirteen months. The rating P-1 is the highest short-term rating assigned by Moody's and it denotes an issuer (or supporting institution) that has a superior ability to repay short-term debt obligations. The rating P-2 denotes an issuer (or supporting institution) that has a strong ability to repay short-term debt obligations. The rating P-3 denotes an issuer (or supporting institution) that has an acceptable ability for repayment of senior short-term policyholder claims and obligations.  The rating NP denotes an issuer (or supporting institutions) that does not fall within any of the Prime rating categories.

Standard & Poor's short-term ratings are generally assigned to obligations with an original maturity of no more than 365 days — including commercial paper. A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D' if it is subject to a distressed exchange offer.

70

Fitch Ratings' short-term ratings have a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. A rating of F1 denotes an obligation of the highest credit quality. It indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature. A rating of F2 denotes good credit quality. It indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings. A rating of F3 denotes fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade. A rating of B denotes an obligation that is speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions. A rating of C denotes a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment. A rating of RD indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. A rating of D indicates an entity or sovereign that has defaulted on all of its financial obligations.

71

Statement of Additional Information
 December 29, 2017

Share Class	A	C	Y	Institutional	Investor
American Beacon SiM High Yield Opportunities Fund	SHOAX	SHOCX	SHOYX	SHOIX	SHYPX
American Beacon The London Company Income Equity Fund	ABCAX	ABECX	ABCYX	ABCIX	ABCVX
American Beacon Zebra Small Cap Equity Fund	AZSAX	AZSCX	AZSYX	AZSIX	AZSPX

This Statement of Additional Information ("SAI") should be read in conjunction with the prospectus dated December 29, 2017 (the "Prospectus") for the American Beacon SiM High Yield Opportunities Fund, American Beacon The London Company Income Equity Fund and American Beacon Zebra Small Cap Equity Fund (each individually a "Fund," and collectively the "Funds"), each a separate series of the American Beacon Funds, a Massachusetts business trust. Copies of the Prospectus may be obtained without charge by calling (800) 658-5811. You also may obtain copies of the Prospectus without charge by visiting the Funds' website at www.americanbeaconfunds.com. This SAI is incorporated by reference into the Funds' Prospectus. In other words, it is legally a part of the Prospectus. This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the current Prospectus.  Capitalized terms in this SAI have the same definition as in the Prospectus, unless otherwise defined.

The Funds' Annual Report to shareholders for the period ended August 31, 2017 and the financial statements and accompanying notes appearing therein are incorporated by reference in this SAI. Copies of the Funds' Annual and Semi-Annual Reports may be obtained, without charge, upon request by calling (800) 658-5811 or visiting www.americanbeaconfunds.com.

ORGANIZATION AND HISTORY OF THE FUNDS

Each Fund is a separate series of the American Beacon Funds (the "Trust"), an open-end management investment company organized as a Massachusetts business trust on January 16, 1987. Each Fund constitutes a separate investment portfolio with a distinct investment objective and distinct purpose and strategy. Each Fund is diversified as defined by the Investment Company Act of 1940, as amended (the "Investment Company Act"). Each Fund is comprised of multiple classes of shares designed to meet the needs of different groups of investors. This SAI relates to the A Class, C Class, Y Class, Institutional Class, and Investor Class shares of the Funds.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

The investment objective and principal investment strategies and risks of each Fund are described in the Prospectus. This section contains additional information about the Funds' investment policies and risks and types of investments a Fund may purchase. The composition of a Fund's portfolio and the strategies a Fund may use in selecting investments may vary over time. A Fund is not required to use all of the investment strategies described below in pursuing its investment objectives. It may use some of the investment strategies only at some times or it may not use them at all. In the following table, Funds with an "X" in a particular strategy/risk are more likely to use or be subject to that strategy/risk than those without an "X".

Strategy/Risk	SiM High Yield Opportunities Fund	The London Company Income Equity Fund	Zebra Small Cap Equity Fund
Asset-Backed Securities	X
Bank Capital Securities	X
Bank Deposit Notes		X
Borrowing Risks	X	X	X
Callable Securities	X	X
Cash Equivalents	X	X	X
Collateralized Bond Obligations, Collateralized Debt Obligations and Collateralized Loan Obligations	X
Commercial Paper	X
Common Stock	X	X	X
Convertible Securities	X	X	X
Cover and Asset Segregation	X		X
Creditor Liability and Participation on Creditors Committees	X
Currencies Risk	X
Cyber-Security Risk	X	X	X
Debentures	X
Delayed Funding Loans and Revolving Credit Facilities	X
Depositary Receipts	X	X	X
Derivatives	X	X	X
Distressed Investment Risk	X
Emerging Market Investments	X
Eurodollar and Yankee CD Obligations	X
Expense Risk	X	X	X
Fixed Income Investments	X	X
Foreign Debt Securities	X
Foreign Securities	X	X	X
Forward Contracts and Forward Foreign Currency Contracts	X
Futures Contracts	X	X	X
Growth Companies Risk		X	X
High Yield Bonds	X
Illiquid and Restricted Securities	X	X	X
Income Deposit Securities	X
Income Trusts	X	X
Indebtness, Loan Participations and Assignments	X
Index Futures Contracts		X	X
Inflation-Indexed Securities	X

1

Initial Public Offerings	X	X	X
Interfund Lending	X	X	X
Issuer Risk	X	X	X
Large Capitalization Companies Risk	X	X
Limited Liability Companies		X	X
Loan Transactions	X	X	X
Market Events	X	X	X
Mid-Capitalization Companies Risk	X	X	X
Mortgage-Backed Securities	X
Municipal Securities	X
Other Investment Company Securities and Other Exchange-Traded Products	X	X	X
Pay-in-Kind Securities	X
Preferred Stock	X	X	X
Publicly Traded Partnerships; Master Limited Partnerships	X	X	X
Real Estate Related Investments	X	X	X
Repurchase Agreements	X
Rights and Warrants	X	X	X
Senior Loans	X
Separately Traded Registered Interest and Principal Securities and Zero Coupon Obligations	X
Small Capitalization Companies Risk	X	X	X
Structured Products	X
Swap Agreements	X
Swaptions	X
Synthetic Convertible Securities	X
Time-Zone Arbitrage	X
Trade Claims	X
Trust Preferred Securities	X
U.S. Government Agency Securities	X
U.S. Treasury Obligations	X	X	X
Value Companies Risk		X	X
Variable or Floating Rate Obligations	X	X
Variable Rate Auction and Residual Interest Obligations	X

Asset-Backed Securities — Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts receivable paper are transferred from the originator to a specially created trust, which repackages the trust's interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so called plastic bonds, backed by credit card receivables. A Fund is permitted to invest in asset-backed securities, subject to a Fund's rating and quality requirements.

The value of an asset-backed security is affected by, among other things, changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower's other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security's par value. Value is also affected if any credit enhancement has been exhausted.

Bank Capital Securities — A Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

Bank Deposit Notes — Bank deposit notes are obligations of a bank, rather than bank holding company corporate debt. The only structural difference between bank deposit notes and certificates of deposit is that interest on bank deposit notes is calculated on a 30/360 basis, as are

2

corporate notes/bonds. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt.

Borrowing Risks — A Fund may borrow money in an amount up to one-third of its total assets (including the amount borrowed) from banks and other financial institutions. A Fund may borrow for temporary purposes. Borrowing may exaggerate changes in a Fund's net asset value ("NAV") and in its total return. Interest expense and other fees associated with borrowing may reduce a Fund's return.

Callable Securities — A Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, a Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by a Fund may be invested in securities paying lower coupon rates. Thus, a Fund's income could be reduced as a result of a call. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on a Fund's total return.

Cash Equivalents — Cash equivalents include certificates of deposit, time deposits, bearer deposit notes, bankers' acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

Bankers' acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Certificates of deposit ("CDs") are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable. U.S. dollar denominated CDs issued by banks abroad are known as Eurodollar CDs. CDs issued by foreign branches of U.S. banks are known as Yankee CDs.

Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Collateralized Bond Obligations ("CBOs"), Collateralized Debt Obligations ("CDOs") and Collateralized Loan Obligations ("CLOs") — A Fund may invest in each of collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), other collateralized debt obligations ("CDOs") and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage- related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by a Fund as illiquid securities, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and a Fund's Prospectus (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that a Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; payments; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Commercial Paper — A Fund may invest in commercial paper and other short-term notes. Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days.

A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Common Stock — Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company's common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company's products or services. A stock's value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as

3

changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company's common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or traded over-the-counter ("OTC"). OTC stock may be less liquid than exchange-traded stock.

Convertible Securities — Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

Cover and Asset Segregation — A Fund may make investments or employ trading practices that obligate the Fund, on a fixed or contingent basis, to deliver an asset or make a cash payment to another party in the future. A Fund will comply with guidance from the U.S. Securities and Exchange Commission (the "SEC") with respect to coverage of certain investments and trading practices. This guidance requires segregation (which may include earmarking) by a Fund of cash or liquid assets with its custodian or a designated sub-custodian to the extent a Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or financial instrument or by offsetting portfolio positions.

For example, if a Fund enters into a currency forward contract to sell foreign currency on a future date, the Fund may cover its obligation to deliver the foreign currency by segregating cash or liquid assets having a value at least equal to the value of the deliverable currency on a marked to market basis. Alternatively, a Fund could cover its obligation by entering into an offsetting transaction to acquire, on or before the date such foreign currency must be delivered, an amount of foreign currency at least equal to the deliverable amount at a price at or below the sale price to be received by the Fund under the currency forward contract.

A Fund's approach to asset coverage may vary among different types of transactions. For example, if a Fund's forward obligation on the transaction is only to make a cash payment equal to the amount, if any, by which the value of the Fund's position is less than that of its counterparty, the Fund will segregate cash or liquidate assets equal to that difference calculated on a daily marked-to-market basis (a "net amount"). Additionally, if a Fund is a protection seller in a credit default swap, the Fund, depending on how the credit default swap is settled, usually will segregate assets equal to the full notional value of the swap. If a Fund is protection buyer in a credit default swap, depending on how the credit default swap is settled, it usually will cover the total amount of required premium payments plus the prepayment penalty.

Inasmuch as a Fund covers its obligations under these transactions as described above, American Beacon Advisors, Inc. (the "Manager") and the Fund believe such obligations do not constitute senior securities. Earmarking or otherwise segregating a large percentage of the Fund's assets could impede the sub-advisors' ability to manage the Fund's portfolio.

Creditor Liability and Participation on Creditors Committees — When a Fund holds bonds or other similar fixed income securities of an issuer, the Fund becomes a creditor of the issuer. If a Fund is a creditor of an issuer it may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation on such committees also may expose a Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.

Currencies Risk — A Fund may have significant exposure to foreign currencies for investment or hedging purposes by making direct investments in non- U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward currency contracts in non-U.S. or emerging market currencies, non-U.S. currency futures contracts, options on non-U.S. currencies and non-U.S. currency futures and swaps for cross-currency investments.

Foreign currencies will fluctuate, and may decline, in value relative to the U.S. dollar and affect a Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Cyber-Security Risk — With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Funds, and their service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Funds or their sub-advisors, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions, result in the loss or theft of customer data or funds, impact the Funds' ability to calculate their NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. A cyber-attack may also result in customers or employees being unable to access electronic systems ("denial of services"), loss or theft of proprietary information or corporate data, physical damage to a computer or network system,

4

or remediation costs associated with system repairs. The Funds may also incur additional costs for cyber-security risk management purposes. Similar types of cyber- security risks are also present for issues or securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds' investment in such companies to lose value.

Any of these results could have a substantial adverse impact on a Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for a Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund or Fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that a Fund or Fund service provider violated privacy and other laws. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Although the Funds and the Manager endeavor to determine that service providers have established risk management systems that seek to reduce the risks associated with cybersecurity, and business continuity plans in the event there is a cybersecurity breach, there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, a Fund does not control the cybersecurity systems and plans of the issuers of securities in which the Fund invests or the Fund's third party service providers or trading counterparties or any other service providers whose operations may affect the Fund or its shareholders.

Debentures — Debentures are unsecured debt securities. The holder of a debenture is protected only by the general creditworthiness of the issuer.

Delayed Funding Loans and Revolving Credit Facilities —  A Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or "earmark" assets, determined to be liquid in accordance with procedures established by the Trust's Board of Trustees (the "Board"), in an amount sufficient to meet such commitments.

A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Depositary Receipts — American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), Non-Voting Depositary Receipts (NVDRs) — ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. EDRs are in bearer form and traded in European securities markets.  GDRs are in bearer form and traded in both the U.S. and European securities markets. NVDRs represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund's possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, a Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle a Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security. Please see "Foreign Securities" below for a description of the risks associated with investments in foreign securities.

Derivatives — Generally a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, currency, or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. The value of certain derivative securities is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference assets).

A Fund may invest in various types of derivatives, including, among others, forwards for currency hedges, warrants, rights, structured products and other derivative instruments. The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") resulted in historic and comprehensive reform relating to derivatives, including the manner in which they are entered into, reported, recorded, executed, and settled or cleared. Pursuant to the Dodd-Frank Act, the SEC and the U.S. Commodity Futures Trading Commission ("CFTC") have promulgated a broad range of new regulations with respect to security-based swaps (e.g., derivatives based on a single security or narrow-based securities index) which are regulated by the SEC, and other swaps which are regulated by the CFTC and the markets in which these instruments trade.

Prior to 2012, advisers of registered investment companies like the Funds that trade commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards and swaps), were excluded from regulation as commodity pool operators ("CPOs") pursuant to CFTC Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion. Under the amended Regulation 4.5 exclusion, in order to rely on the exclusion a Funds' commodity interests other than those used for bona fide hedging purposes (as defined by the CFTC) — must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on

5

any such positions and excluding the amount by which options that are "in-the-money" at the time of purchase) do not exceed 5% of a Fund's NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of a Fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, a Fund must satisfy a marketing test, which requires, among other things, that a Fund not hold itself out as a vehicle for trading commodity interests. A Fund's ability to use these instruments also may be limited by tax considerations.

The Manager is not registered as a CPO with respect to the Funds in reliance on the delayed compliance date provided by No-Action Letter 12-38 of the Division of Swap Dealer and Intermediary Oversight ("Division") of the CFTC. Pursuant to this letter and the conditions set forth herein, the Manager is not required to register as a CPO, or rely on an exemption from registration, until six months from the date the Division issues revised guidance on the application of the calculation of the de minimis thresholds in the context of the CPO exemption in CFTC Regulation 4.5 (the "Deadline"). In addition, the Manager has also filed a notice claiming the CFTC Regulation 4.5 exclusion from CPO registration with respect to the Funds. The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Funds.

Derivatives may involve significant risk. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund's initial investment. Not all derivative transactions require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty.

Derivatives may be illiquid and may be more volatile than other types of investments. A Fund may buy and sell derivatives that are neither centrally cleared nor traded on an exchange. Such derivatives may be subject to heightened counterparty, liquidity and valuation risk.

Transactions in derivatives may expose a Fund to an obligation to another party and, as a result, a Fund may need to "cover" the obligation or segregate liquid assets in compliance with SEC guidelines, as discussed above under "Cover and Asset Segregation."

Distressed Investment Risk — A Fund may invest in distressed investments, which are issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy.  These investments may present a substantial risk of default or may be in default at the time of investment.  A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.  In any reorganization or liquidation proceeding relating to an investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment.  Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of the issuer.

Emerging Market Investments — A Fund may invest in the securities and derivatives with exposure to various countries with emerging capital markets. Investments in the securities and derivatives with exposure to countries with emerging capital markets involve significantly higher risks not involved in investments in securities in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities from more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other non-U.S. or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit a Fund's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, (v) the lack or relatively early development of legal structures governing private and foreign investments and private property, and (vi) less diverse or immature economic structures. In addition to withholding taxes on investment income, some countries with emerging capital markets may impose differential capital gain taxes on foreign investors.

Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such event, it is possible that a Fund could lose the entire value of its investments in the affected markets.

The economies of emerging market countries may be based predominately on only a few industries or may be dependent on revenues from participating commodities or on international aid or developmental assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Also, there may be less publicly available information about emerging markets than would be available in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the U.S. may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and securities may be held by a limited number of investors. This may adversely affect the timing and pricing of a Fund's acquisition or disposal of securities.

The laws in certain emerging market countries may be based upon or be highly influenced by religious codes or rules. The interpretation of how these laws apply to certain investments may change over time, which could have a negative impact on those investments and a Fund.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund may use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable.

A Fund may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank, International Finance Corporation or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices.

6

Eurodollar and Yankee CD Obligations — Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankee CDs are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in a Fund's net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that a Fund's net assets decrease due to market declines or redemptions, a Fund's expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in a Fund's expense ratio could be significant.

Fixed Income Investments — A Fund may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause a Fund's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. See "High Yield Bonds" disclosure below for the risks associated with low-quality, high-risk corporate bonds, a type of fixed income security.

Foreign Debt Securities — A Fund may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non- dollar denominated). There is no minimum rating criteria for a Fund's investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets. See "Eurodollar and Yankee CD Obligations" for a further discussion of these risks.

Foreign Securities — A Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable CDs, bankers' acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce a Fund's rights as an investor.

A Fund also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks; (2) CDs, commercial paper, fixed time deposits, and bankers' acceptances issued by foreign banks; (3) obligations of other corporations; and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments.

A Fund may also invest in foreign "market access" investments, such as participatory notes, low-exercise price options or warrants, equity-linked notes, or equity swaps. These investments may provide economic exposure to an issuer without directly holding its securities. For example, market access investments may be used where regulatory or exchange restrictions make it difficult or undesirable for a Fund to invest directly in an issuer's common stock. Use of market access investments may involve risks associated with derivative investments (see "Derivatives"). Market access investments can be either exchange-traded or over-the-counter. Certain market access investments can be subject to the credit risk of both the underlying issuer and a counterparty. Holders of certain market access investments might not have voting, dividend, or other rights associated with shareholders of the referenced securities. Holders of market access investments might not have any right to make a claim against an issuer or counterparty in the event of their bankruptcy or other restructuring. It may be more difficult or time consuming to dispose of certain market access investments than the referenced security.

Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the sub-advisors endeavor to achieve the most favorable net results on portfolio transactions.

7

Foreign securities may trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is not invested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the securities or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

Brexit Risk. The risk of investing in Europe may be heightened due to the recent referendum in which the United Kingdom voted to exit the European Union (EU). There is a significant degree of uncertainty about how negotiations relating to the United Kingdom's withdrawal will be conducted, as well as the potential consequences and precise timeframe for "Brexit." It is expected that the United Kingdom's exit from the EU will take place within two years of the United Kingdom notifying the European Council that it intends to withdraw from the EU. While it is not possible to determine the precise impact these events may have on the Funds, during this period and beyond, the impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth, on markets in the United Kingdom, Europe and globally, which may adversely affect the value of a Fund's investments. In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Forward Foreign Currency Contracts — A Fund may enter into forward foreign currency contracts ("forward currency contracts"). A forward currency contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Because these forward currency contracts normally are settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers.

Forward currency contracts may serve as long hedges.  For example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire. Forward currency contract transactions also may serve as short hedges.  For example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency.

A Fund may enter into forward currency contracts to sell a foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its respective portfolio securities denominated in such foreign currency. In addition, a Fund may use forward currency contracts when a sub-advisor wishes to "lock in" the U.S. dollar price of a security when the Fund is purchasing or selling a security denominated in a foreign currency or anticipates receiving a dividend or interest payment denominated in a foreign currency.

A Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

A Fund may use forward foreign currency contracts to seek to hedge against changes in the value of a particular currency by using forward currency contracts on another foreign currency or a basket of currencies, the value of which the applicable sub-advisor believes will have a positive correlation to the values of the currency being hedged. Use of a different foreign currency magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

In addition, a Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a Fund owned securities denominated in a foreign currency that a sub-advisor believed would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency. Transactions that involve two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies a Fund's exposure to foreign currency exchange rate fluctuations.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

Sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought, respectively. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency

8

contract at any time prior to maturity. In either event, a Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.

The precise matching of forward currency contract amounts and the value of securities whose U.S. dollar value is being hedged by those contracts involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

A Fund bears the risk of loss of the amount expected to be received under a forward currency contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund may have contractual remedies pursuant to the forward currency contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect a Fund's rights as a creditor.

Non-Deliverable Currency Forwards — A Fund also may enter into non-deliverable currency forwards ("NDFs"). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a "Reference Currency"), generally on currencies that are non-convertible, and may be thinly traded or illiquid. NDFs involve an obligation to pay a U. S. dollar amount (the "Settlement Amount") equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the "NDF Rate"), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to other forward currency contracts, NDFs do not require physical delivery of each Reference Currency on the settlement date. Rather, on the settlement date, one counterparty pays the Settlement Amount. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

A Fund will typically use NDFs for hedging purposes or for direct investment in a foreign country for income or gain. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce a Funds' respective returns.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. In addition, pursuant to the Dodd-Frank Act and regulations adopted by the CFTC in connection with implementing the Dodd-Frank Act, NDFs are deemed to be swaps, and consequently commodity interests for purposes of amended Regulation 4.5.

Although NDFs have historically been traded OTC, in the future pursuant to the Dodd-Frank Act, they may be exchange-traded. Under such circumstances, they will be centrally cleared and a secondary market for them will exist. All NDFs are subject to counterparty risk, which is the risk that the counterparty will not perform as contractually required under the NDF. With respect to NDFs that are centrally-cleared, a Fund could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the investor.

Forward Contracts and Futures Contracts —  A Fund may enter into forward and futures contracts. Forward and futures contracts including interest rate and futures contracts on U.S. Treasury securities, obligate a purchaser to take delivery of, or cash settle, a specific amount of a commodity, security or obligation underlying the contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation against receipt of the specified price. Futures are traded on both U.S. and foreign commodities exchanges. A forward is a private agreement between two parties and is not traded on an exchange.  Futures contracts will be traded for the same purposes as entering into forward contracts. The purchase of futures can serve as a long hedge, and the sale of futures can serve as a short hedge.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit "initial margin" consisting of cash or U.S. Government Securities in an amount set by the exchange on which the contract is traded and varying based on the volatility of the underlying asset. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, a Fund may be required by a futures exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments (sometimes referred to as "maintenance margin" payments) are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases or sells a futures contract, it is subject to daily or even intraday variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily or intraday variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that trades that contract. A Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.

9

Although many futures contracts by their terms call for the actual delivery or acquisition of the underlying asset, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency.

The offsetting of a contractual obligation is accomplished by buying (or selling, as appropriate) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it purchases or sells futures contracts. The  Funds have no current intent to accept physical delivery in connection with the settlement of futures contracts.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or currency exchange rate trends by a sub-advisor may still not result in a successful transaction.

Futures contracts also entail other risks. Although the use of such contracts may benefit a Fund, if investment judgment about the general direction of, for example, an index is incorrect, a Fund's overall performance would be worse than if it had not entered into any such contract. There are differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund may have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect a Fund's rights as a creditor.

Futures Contracts on Stock Indices.  A Fund may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of securities ("Index Futures Contracts"). This technique may be used to hedge against anticipated future changes in market prices that otherwise might either adversely affect the value of securities held by a Fund or adversely affect the prices of securities that are intended to be purchased for a Fund at a later date.

In general, each hedging transaction in Index Futures Contracts involves the establishment of a position that will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for a Fund will rise in value by an amount that approximately offsets the decline in value of the portion of a Fund's investments that are being hedged. If general market prices move in an unexpected manner, the full anticipated benefits of Index Futures Contracts may not be achieved or a loss may be realized.

Transactions in Index Futures Contracts involve certain risks. These risks could include a lack of correlation between the Futures Contract and the equity market, a potential lack of liquidity in the market and incorrect assessments of market trends, which may result in worse overall performance than if a Futures Contract had not been entered into.

Brokerage costs will be incurred and "margin" will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written into by a Fund.

Growth Companies Risk — Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks may lack the dividend yield that can cushion stock prices in market downturns. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. A Fund's investments in growth stocks may underperform value or non-growth stocks that have a broader investment style.

High-Yield Bonds — High-yield, non-investment grade bonds (also known as "junk bonds") are low-quality, high-risk corporate bonds that generally offer a high level of current income. These bonds are considered speculative by rating organizations. For example, Moody's, Standard & Poor's and Fitch, Inc. rate them below Baa and BBB, respectively. Please see "Appendix C Ratings Definitions" below for an explanation of the ratings applied to high-yield bonds. High-yield bonds are often issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other similar events. They may also be issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Because of their low credit quality, high-yield bonds must pay higher interest to compensate investors for the substantial credit risk they assume. In order to minimize credit risk, a Fund intends to diversify its holdings among multiple bond issuers.

Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in a Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions

10

may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments in a Fund among securities of different issuers should reduce the risks of owning any such securities separately. The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, a Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for a Fund may have to be adjusted in the event of default. In the event of an issuers default, a Fund may write off prior income accruals for that issuer, resulting in a reduction in a Fund's current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer's financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high-yield securities market and on the market value of the high-yield securities held by a Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

Illiquid and Restricted Securities — Generally, an illiquid asset is an asset that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which it has been valued.

Historically, illiquid securities have included securities that have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, a Fund may get only limited information about an issuer, so it may be less able to predict a loss. A Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, that Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund's illiquidity. The Manager or a sub-advisor, as applicable, acting under guidelines established by the Trust's Board, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as a Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act ("Section 4(a)(2) securities") are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as a Fund that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity.

The Manager and the applicable sub-advisors will carefully monitor a Fund's investments in Section 4(a)(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(a)(2) securities could have the effect of reducing a Fund's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

Income Deposit Securities —  A Fund may purchase income deposit securities ("IDSs"). Each IDS represents two separate securities, shares of common stock and subordinated notes issued by the same company, that are combined into one unit that trades like a stock on an exchange. Holders of IDSs receive dividends on the common shares and interest at a fixed rate on the subordinated notes to produce a blended yield. An IDS is typically listed on a stock exchange, but the underlying securities typically are not listed on the exchange until a period of time after the listing of the IDS or upon the occurrence of certain events (e.g., a change of control of the issuer of the IDS). When the underlying securities are listed, the holders of IDSs generally have the right to separate the components of the IDSs and trade them separately.

There may be a thinner and less active market for IDSs than that available for other securities. The value of an IDS will be affected by factors generally affecting common stock and subordinated debt securities, including the issuer's actual or perceived ability to pay interest and principal on the notes and pay dividends on the stock.

The federal income tax treatment of IDSs is not entirely clear and there is no authority that directly addresses the tax treatment of securities with terms substantially similar to IDSs. Among other things, although it is expected that the subordinated notes portion of an IDS will be treated as debt, if it is characterized as equity rather than debt, then interest paid on the notes could be treated as dividends (to the extent paid out of the issuer's earnings and profits).

11

Income Trusts — A Fund may invest in shares of income trusts, including Canadian royalty trusts. An income trust is an investment trust which holds income producing assets and generally distributes the income on to its security holders. The main attraction of an income trust is its ability to generate constant cash flows. Income trusts have the potential to deliver higher yields than bonds. During periods of low interest rates, income trusts may achieve higher yields compared with cash investments. During periods of increasing rates, the opposite may be true. Income trusts may experience losses during periods of both low and high interest rates.

Income trusts generally are structured to avoid income taxes at the entity level. In a traditional corporate tax structure, net income is taxed at the corporate level and again when distributed as dividends to its shareholders. Under current law, an income trust if properly structured, should not be subject to federal income tax. This flow-through structure means that the distributions to income trust investors are generally higher than dividends from an equivalent corporate entity.

Despite the potential for attractive regular payments, income trusts are equity investments, not fixed-income securities, and they share many of the risks inherent in stock ownership. In addition, an income trust may lack diversification and potential growth may be sacrificed because revenue is passed on to security holders, rather than reinvested in the business. Income trusts do not guarantee minimum distributions or even return of capital; therefore, if the business of a trust starts to lose money, the trust can reduce or even eliminate distributions. The tax structure of income trusts described above, which would allow income to flow through to investors and be taxed only at the investor level, could be challenged under existing laws, or the tax laws could change.

Indebtedness, Loan Participations and Assignments — Floating rate securities, including loans, provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on floating rate securities ordinarily is determined by reference to LIBOR (London Interbank Offered Rate), a particular bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

Loan interests are a form of direct debt instrument in which a Fund may invest by taking an assignment of all or a portion of an interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution. A Fund may invest in secured and unsecured loans. Many banks have been weakened by the recent financial crisis, and it may be difficult for a Fund to obtain an accurate picture of a lending bank's financial condition. Loans are subject to the same risks as other direct debt instruments discussed above and carry additional risks described in this section.

Assignments. When a Fund purchases a loan by assignment, a Fund typically succeeds to the rights of the assigning lender under the loan agreement and becomes a lender under the loan agreement. Subject to the terms of the loan agreement, a Fund typically succeeds to all the rights and obligations under the loan agreement of the assigning lender. However, assignments may be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participation Interests. A Fund's rights under a participation interest with respect to a particular loan may be more limited than the rights of original lenders or of investors who acquire an assignment of that loan. In purchasing participation interests, a Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation interest (the "participating lender") and only when the participating lender receives the payments from the borrower.

In a participation interest, a Fund will usually have a contractual relationship only with the selling institution and not the underlying borrower. A Fund normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to a Fund; thus, a Fund will be subject to the risk that the lender may be unwilling or unable to do so. In such a case, a Fund would not likely have any rights against the borrower directly. In addition, a Fund generally will have no right to object to certain changes to the loan agreement agreed to by the participating lender.

In buying a participation interest, a Fund might not directly benefit from the collateral supporting the related loan and may be subject to any rights of set off the borrower has against the selling institution. In the event of bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the loan may be subject to certain defenses that can be asserted by the borrower as a result of any improper conduct of the participating lender. As a result, a Fund may be subject to delays, expenses and risks that are greater than those that exist when a Fund is an original lender or assignee.

A Fund's ability to receive payments in connection with loans depends on the financial condition of the borrower. The Manager or the sub-advisor will not rely solely on another lending institution's credit analysis of the borrower, but will perform its own investment analysis of the borrower. The Manager's or the sub-advisor's analysis may include consideration of the borrower's financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates.

Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In connection with the restructuring of a loan or other direct debt instrument outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

In buying a participation interest, a Fund assumes the credit risk of both the borrower and the participating lender. If the participating lender fails to perform its obligations under the participation agreement, a Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest. If a participating lender becomes insolvent, a Fund may be treated as a general creditor of that lender. As a general creditor, a Fund may not benefit from a right of set off that the lender has against the borrower. A Fund will acquire a participation interest only if the Manager or the sub-advisor determines that the participating lender or other intermediary participant selling the participation interest is creditworthy.

12

Loan interests may not be rated by independent rating agencies and therefore, investments in a particular loan participation may depend almost exclusively on the credit analysis of the borrower performed by the Manager or the sub-advisor.

Loans are typically administered by a bank, insurance company, finance company or other financial institution (the "agent") for a lending syndicate of financial institutions. In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders. Typically, under loan agreements, the agent is given broad authority in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. In asserting rights against a borrower, a Fund normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of purchasers of loans are subject to the claims of the agent's general or secured creditors, a Fund might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. A Fund may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.

Although most of the loans in which a Fund invests are secured, there is no assurance that the collateral can be promptly liquidated, or that its liquidation value will be equal to the value of the debt. In most loan agreements there is no formal requirement to pledge additional collateral if the value of the initial collateral declines. As a result, a loan may not always be fully collateralized and can decline significantly in value. If a borrower becomes insolvent, access to collateral may be limited by bankruptcy and other laws. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. If a secured loan is foreclosed, a Fund will likely be required to bear the costs and liabilities associated with owning and disposing of the collateral. There is also a possibility that a Fund will become the owner of its pro rata share of the collateral which may carry additional risks and liabilities. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender. In the event of a borrower's bankruptcy or insolvency, the borrower's obligation to repay the loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the Agent. Some loans are unsecured. If the borrower defaults on an unsecured loan, a Fund will be a general creditor and will not have rights to any specific assets of the borrower.

Loans may be subject to legal or contractual restrictions on resale. Loans are not currently listed on any securities exchange or automatic quotation system. As a result, there may not be a recognized, liquid public market for loan interests. Because many loans are repaid early, the actual maturity of loans is typically shorter than their stated final maturity calculated solely on the basis of the stated life and payment schedule. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, market interest rates, the borrower's financial condition and competitive conditions among lenders. Such prepayments may require a Fund to replace an investment with a lower yielding security which may have an adverse affect on a Fund's share price. Prepayments cannot be predicted with accuracy. Floating Rate Loans can be less sensitive to prepayment risk, but a Fund's NAV may still fluctuate in response to interest rate changes because variable interest rates may reset only periodically and may not rise or decline as much as interest rates in general.

A borrower must comply with various restrictive covenants in a loan agreement such as restrictions on dividend payments and limits on total debt. The loan agreement may also contain a covenant requiring the borrower to prepay the loan with any free cash flow. A breach of a covenant is normally an event of default, which provides the agent or the lenders the right to call the outstanding loan.

Purchasers and sellers of loans may pay certain fees, such as an assignment fee. In addition, a Fund incurs expenses associated with researching and analyzing potential loan investments, including legal fees. Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific loan historically has been less extensive than if the loan were registered or exchange-traded. They may also not be considered "securities," and purchasers, such as a Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws.

Index Futures Contracts —  A Fund may invest in Index Futures Contracts for investment purposes, including for short-term cash management purposes. Like other futures contracts, Index Futures Contracts are derivatives. For a further discussion of the risks of derivatives instruments, see "Derivatives."

An Index Futures Contract is a U.S. futures contract traded on an exchange that has been designated a "contract market" by the CFTC and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Index Futures Contracts are traded on a number of exchanges and generally are cash settled.

At the same time an Index Futures Contract on an index is purchased or sold, a Fund must allocate cash or securities as a deposit payment ("initial deposit") based on the contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required.

Inflation-Indexed Securities — Inflation-indexed securities, also known as inflation-protected securities, are fixed income instruments structured such that their interest payments and principal amounts are adjusted to keep up with inflation.

In periods of deflation when the inflation rate is declining, the principal value of an inflation-indexed security will be adjusted downward. This will result in a decrease in the interest payments thereon. The U.S. Treasury is obligated to repay at least the original principal value at maturity for inflation-indexed securities issued directly by the U.S. Government. However, inflation-indexed securities of other issuers may or may not have the same principal guarantee and may repay an amount less than the original principal value at maturity. Any increase in the principal amount of an inflation-linked debt security will be considered currently taxable ordinary income, even though a Fund will not receive the principal until maturity.

There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund's investments in inflation-linked securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-linked securities are subject to the risk that the CPI-U or other relevant pricing index may be discontinued, fundamentally altered in a

13

manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Initial Public Offerings — A Fund can invest in initial public offerings ("IPOs"). By definition, securities issued in IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include, among others, the fact that there may only be a limited number of shares available for trading. The market for those securities may be unseasoned. The issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental state companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.

Interfund Lending — Pursuant to an order issued by the SEC, the American Beacon Funds may participate in a credit facility whereby each American Beacon Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other American Beacon Funds for temporary purposes. The credit facility is administered by a credit facility team consisting of professionals from the Manager's asset management, compliance, and accounting areas who report on credit facility activities to the Board. The credit facility can provide a borrowing fund with savings at times when the cash position of a Fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When the funds liquidate portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). However, redemption requests normally are satisfied the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. Although the credit facility may reduce the Funds' need to borrow from banks, the Funds remain free to establish and utilize lines of credit or other borrowing arrangements with banks.

Issuer Risk — The value of an investment may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk — The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Limited Liability Companies — A Fund may purchase securities of entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States.

Loan Transactions — Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. Such loan transactions are referred to in this SAI as "qualified" loan transactions. The purpose of a qualified loan transaction is to capture a demand premium paid by the borrower or to afford a lender the opportunity to continue to earn income on the securities loaned and at the same time earn fee income or income on the collateral held or reinvested by it. Cash collateral received through qualified loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the Board. Please see the "Lending of Portfolio Securities" section for additional information.

Securities loans will be made in accordance with the following conditions: (1) a Fund receives at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower increases the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral; (3) a Fund is able to terminate the loan after notice, at any time; (4) a Fund receives reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) a Fund only pays reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment is known with sufficient time in advance of the shareholder meeting record date, a Fund would be allowed to terminate the loan in an attempt to facilitate the voting of proxies.

While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed to be of good financial standing pursuant to procedures adopted by the Board and will not be made unless the consideration to be earned from such loans is deemed by the Manager to justify the risk. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral.

The cash collateral so acquired through qualified loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the Board.

Market Events — Turbulence in the economic, political and financial system has historically resulted, and may continue to result, in an unusually high degree of volatility in the capital markets. Both domestic and foreign capital markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue.

Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in small or emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their security prices. These events and possible continued market turbulence may have an adverse effect on a Fund.

14

Mid-Capitalization Companies Risk — Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in more established companies with larger capitalization. Since mid-capitalization companies may have limited operating history, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings.

Mortgage-Backed Securities — Mortgage-backed securities consist of both collateralized mortgage obligations and mortgage pass-through certificates.

Commercial Mortgage-Backed Securities ("CMBS"). CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real estate property. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. Many of the risks of investing in CMBS reflect the risk of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Collateralized Mortgage Obligations ("CMOs"). CMOs and interests in real estate mortgage investment conduits ("REMICs") are debt securities collateralized by mortgages or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as "tranches," which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are the Federal National Mortgage Association ("FNMA"), a government-sponsored corporation owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress that is owned entirely by the Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A REMIC is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. A REMIC itself is generally exempt from federal income tax, but the income from its mortgages is taxable to its investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs. See "Tax Information - Taxation of Certain Investments and Strategies."

Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). They are issued by governmental, government-related and private organizations which are backed by pools of mortgage loans.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government, as in the case of securities guaranteed by the Government National Mortgage Association ("GNMA"), or guaranteed by agencies or instrumentalities of the U.S. Government, as in the case of securities guaranteed by the FNMA or the FHLMC, which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

There are a number of important differences among the agencies, instrumentalities and government-sponsored enterprises of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Such agencies and securities include:

(1) GNMA Mortgage Pass-Through Certificates ("Ginnie Maes") — GNMA is a wholly owned U.S. Government corporation within the U.S. Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the "modified pass-through" mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of security dealers and a variety of investors.

(2) Mortgage-Related Securities Issued by Private Organizations — Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

15

(3) FHLMC Mortgage Participation Certificates ("Freddie Macs") — Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Please see "Additional Information Regarding Freddie Mac and Fannie Mae" below for further information.

(4) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes") — Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States. Please see "Additional Information Regarding" Freddie Mac and Fannie Mae below for further information.

In September 2008, the Treasury and the Federal Housing Finance Agency ("FHFA") announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage -backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities' capital as necessary to prevent a negative net worth. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC's bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). From the end of 2007 through the third quarter of 2016, FNMA and FHLMC required Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, including payments after the third quarter of 2016 (of $3.0 billion from FNMA and $2.3 billion from FHLMC), FNMA and FHLMC have together paid approximately $255.8 billion in aggregate cash dividends to the Treasury (although those payments do not constitute a repayment of their draws). FHFA stated that FNMA and FHLMC may need an injection of Treasury capital in the future.  Accordingly, no assurance can be given that the Federal Reserve or the Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

Moreover, there remains significant uncertainty as to whether (or when) FNMA and FHLMC will emerge from conservatorship, which has no specified termination date. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Congress is considering several pieces of legislation that would reform the GSEs, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues.

Commercial Mortgage-Backed Securities ("CMBS"). CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities ("SMBS"). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities-Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

16

Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive the entire principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Municipal Securities — Municipal securities may include general obligation bonds, municipal lease obligations, resource recovery obligations, revenue obligations, anticipation notes, private activity bonds and municipal warrants. A Fund may invest in municipal securities the interest on which is excludable from gross income for federal income tax purposes ("tax-exempt"), as well as municipal securities the interest on which is taxable. Municipal securities are subject to credit risk where a municipal issuer of a security might not make interest or principal payments on a security as they become due.  Municipal securities are also subject to interest rate risk.

A downgrade in the issuer's or security's credit rating can reduce the market value of the security. A number of municipalities may face severe financial hardship making the possibility of their defaulting on obligations, and/or declaring bankruptcy where allowable, a risk to the value of municipal securities held by a Fund.

General obligation bonds are secured by the pledge of the issuer's full faith, credit, and usually, taxing power. The taxing power may be an unlimited ad valorem tax or a limited tax, usually on real estate and personal property. Most states do not tax real estate, but leave that power to local units of government.

Municipal lease obligations are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit and thus interest thereon may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, a lease may terminate with the possibility of default on the lease obligation.

Resource recovery obligations are a type of municipal revenue obligation issued to build facilities such as solid waste incinerators or waste-to-energy plants. Usually, a private corporation will be involved and the revenue cash flow will be supported by fees or units paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of these obligations.

Revenue obligations are backed by the revenue cash flow of a project or facility. The interest on such obligations is payable only from the revenues derived from a particular project, facility, specific excise tax or other revenue source. Revenue obligations are not a debt or liability of the local or state government and do not obligate that government to levy or pledge any form of taxation or to make any appropriation for payment.

Tax, revenue or bond anticipation notes are issued by municipalities in expectation of future tax or other revenues that are payable from those taxes or revenues. Bond anticipation notes usually provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Commercial paper, the interest on which is exempt from federal income tax, is issued by municipalities to help finance short-term capital or operating needs in anticipation of future tax or other revenue.

Private activity bonds are issued to finance, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain facilities for water supply, gas, electricity, sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Municipal warrants are essentially call options on municipal bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a Municipal Bond in the future. A Fund may purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity.

Other Investment Company Securities and Exchange-Traded Products — A Fund at times may invest in shares of other investment companies and exchange-traded products, including open-end funds, closed-end funds, business development companies, exchange-traded funds ("ETFs"), exchange-traded notes ("ETNs") and interests in unit investment trusts. A Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund's own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for a Fund in its Prospectus, if applicable. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer's portfolio securities.

A Fund can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. A Fund would invest in money market funds rather than purchasing individual short-term investments. If a Fund invests in money market funds shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which a Fund invests, including such fees charged by the Manager to any applicable money market funds advised by the Manager.

17

Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund's investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund's yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

A Fund may purchase shares of ETFs. ETFs trade like a common stock and passive ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Typically, a Fund would purchase passive ETF shares to obtain exposure to all or a portion of the stock or bond market. As a shareholder of an ETF, a Fund would be subject to its ratable share of the ETF's expenses, including its advisory and administration expenses.

An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount or premium to their NAV; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally. A Fund may also invest in ETNs, which are structured debt securities. Whereas ETFs' liabilities are secured by their portfolio securities, ETNs' liabilities are unsecured general obligations of the issuer. ETFs and ETNs have expenses associated with their operation, typically including, with respect to ETFs, advisory fees.

Each Fund's investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in all investment companies in the aggregate. However, a Fund may exceed these limits when investing in shares of an ETF or other investment company, subject to the terms and conditions of an exemptive order from the SEC obtained by the ETF or other investment company that permits an investing fund, such as the Fund, to invest in the ETF or other investment company in excess of the limits described above.

Pay-in-Kind Securities — Pay-in-kind securities are debt securities that do not make regular cash interest payments. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, their price can be volatile when interest rates fluctuate. Federal income tax law requires the holders of pay-in-kind securities to include in gross income each taxable year the portion of the non-cash income on such securities (i.e. the additional securities issued as interest thereon) accrued during that year. In order to continue to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"), and avoid federal excise tax, a Fund may be required to distribute a portion of such non-cash income and may be required to dispose of other portfolio securities (which may occur in periods of adverse market prices) in order to generate cash to meet these distribution requirements.  See the section entitled "Tax Information."

Preferred Stock — A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Publicly Traded Partnerships; Master Limited Partnerships — A Fund may invest in publicly traded partnerships such as master limited partnerships ("MLPs"). MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the over-the-counter ("OTC") market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The general partner or partners are jointly and severally responsible for the liabilities of the MLP. (An MLP also may be an entity similar to a limited partnership, such as a limited liability company, which has one or more managers or managing members and non-managing members (who are like limited partners)).  A Fund invests in an MLP as a limited partner and normally would not be liable for the debts of the MLP beyond the amount a Fund has invested therein, but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP's creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

Real Estate Related Investments — A Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts ("REITs"), and common, preferred and convertible securities of issuers in real estate-related industries. Adverse economic, business or political developments affecting real estate could have a major effect on the value of a Fund's investments. Investing in securities issued by real estate and real estate-related companies may subject a Fund to risks associated with the direct ownership of real estate. Changes in interest rates, debt leverage ratios, debt maturity schedules, and the availability of credit to real estate companies may also affect the value of a Fund's investment in real estate securities. Real estate securities are dependent upon specialized management skills at the operating company level, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of properties. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers. The real estate industry tends to be cyclical. Such cycles may adversely affect the value of a Fund's portfolio. A Fund will indirectly bear a proportionate share of a REIT's ongoing operating fees and expense. In addition, tax-qualified REITs are subject to the possibility of failing to (a) qualify for tax-free "pass-through" of distributed net income and net realized gains under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code") and (b) maintain exemption eligibility from the investment company registration requirements.

Repurchase Agreements — A repurchase agreement is an agreement between a Fund as purchaser and an approved counterparty as seller. The agreement is backed by collateral in the form of securities and/or cash transferred by the seller to the buyer, sometimes to be held by an eligible third-party custodian. Under the agreement a Fund acquires securities from the seller and the seller simultaneously commits to repurchase the securities at

18

an agreed upon price and date, normally within a week or on demand. The price for the seller to repurchase the securities is greater than a Fund's purchase price, reflecting an agreed upon rate that is the equivalent of interest. During the term of the repurchase agreement, a Fund monitors on a daily basis the market value of the collateral subject to the agreement and, if the market value of the securities falls below the seller's repurchase amount provided under the repurchase agreement, the seller is required to transfer additional securities or cash collateral equal to the amount by which the market value of the securities falls below the repurchase amount. Because a repurchase agreement permits a Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit a Fund to earn income while retaining flexibility in pursuit of longer-term investments. Repurchase agreements may exhibit the economic characteristics of loans by a Fund.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying securities, whether because of the seller's bankruptcy or otherwise. In such event, a Fund would attempt to exercise its rights with respect to the underlying collateral, including possible sale of the securities. A Fund may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying collateral, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund's rights. The Board has established procedures pursuant to which the sub-advisors monitor the creditworthiness of the counterparties with which a Fund enters into repurchase agreement transactions.

A Fund may enter into repurchase agreements with member banks of the Federal Reserve System or registered broker-dealers who, in the opinion of a sub-advisor, present a minimal risk of default during the term of the agreement. The underlying securities which serve as collateral for repurchase agreements may include equity and fixed income securities such as U.S. Government and agency securities, municipal obligations, asset-backed securities, mortgage-backed securities, common and preferred stock, depositary receipts, ETFs, corporate obligations and convertible securities.

Rights and Warrants — Rights are short-term warrants issued in conjunction with new stock or bond issues. Warrants are options to purchase an issuer's securities at a stated price during a stated term. If the market price of the underlying common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire worthless. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may be purchased with values that vary depending on the change in value of one or more specified indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price. There is no specific limit on the percentage of assets a Fund may invest in rights and warrants.

Senior Loans —  A Fund may invest in senior loans, which include floating rate loans (sometimes referred to as "adjustable rate loans") that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities. Under normal circumstances, senior loans have priority of claim ahead of other obligations of a borrower in the event of liquidation. Senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. In addition to the risks typically associated with debt securities, such as credit and interest rate risk discussed above, senior loans are also subject to the risk that a court could subordinate a senior loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. Senior loans usually have mandatory and optional prepayment provisions. If a borrower prepays a senior loan, a Fund will have to reinvest the proceeds in other senior loans or securities that may pay lower interest rates.

A Fund may acquire senior loan assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser's rights can be more restricted than those of the assigning institution, and, in any event, a Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and a Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

Separately Traded Registered Interest and Principal Securities and Zero Coupon Obligations — Separately traded registered interest and principal securities or "STRIPS" and zero coupon obligations are securities that do not make regular interest payments. Instead they are sold at a discount from their face value. A Fund will take into account as income a portion of the difference between these obligations' purchase prices and their face values. Because they do not pay coupon income, the prices of STRIPS and zero coupon obligations can be very volatile when interest rates change. STRIPS are zero coupon bonds issued by the U.S. Treasury.

Small Capitalization Companies Risk — Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources. The securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Structured Products — A Fund may invest in structured products, including instruments such as credit-linked securities, and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock or bond with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some currency or securities index or another interest rate or some other economic factor (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark.

19

Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.

The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the NAV of a Fund.

Credit-Linked Securities - A Fund may invest in credit-linked securities (CLSs). CLSs are debt obligations that are issued by limited purpose entities, such as special purpose vehicles, or by financial firms, such as banks, securities firms or their affiliates. They are structured so that their performance is linked to that of an underlying bond or other debt obligation (a "reference asset"), normally by means of an embedded or underlying credit default swap. A Fund may invest in CLSs when a Fund's sub-advisor believes that doing so is more efficient than investing in the reference assets directly or when such direct investment by a Fund is not feasible due to legal or other restrictions.

Under the terms of a CLS, a Fund will be entitled to receive a fixed or variable rate of interest on the outstanding principal amount of the CLS, which in turn will be subject to reduction (potentially down to zero) if a "credit event" occurs with respect to the underlying reference asset or its issuer. Such credit events will include, but will not be limited to payment defaults on the reference asset. If a credit event occurs, payments on the CLS would terminate, and a Fund normally would receive delivery of the underlying reference asset (or, in some cases, a comparable "deliverable" asset) in lieu of the repayment of principal. In some cases, however, including but not limited to instances where there has been a market disruption or in which it is or has become illegal, impossible or impracticable for a Fund to purchase, hold or receive the reference assets, a Fund may receive a cash settlement based on the value of the reference asset or a comparable instrument, less fees charged and certain expenses incurred by the CLS issuer.

CLSs are debt obligations of the CLS issuers, and a Fund would have no ownership or other property interest in the reference assets (other than following a credit event that results in the reference assets being delivered to a Fund) or any direct recourse to the issuers of those reference assets. Thus, a Fund will be exposed to the credit risk of the issuers of the reference assets that underlie its CLSs, as well as to the credit risk of the issuers of the CLSs themselves. CLSs will also be subject to currency risk, liquidity risk, valuation risks, and the other risks of an underlying credit default swap, as well as to risks resulting from potential conflicts of interest with the CLS issuer or sponsor.

Structured Notes - A Fund may invest in structured notes, which are derivative debt instruments with principal and/or interest payments linked to the value of a commodity, a foreign currency, an index of securities, an interest rate or other financial indicators ("reference instruments"). The payments on a structured note may vary based on changes in one or more specified reference instruments, such as a floating interest rate compared to a fixed interest rate, the exchange rates between two currencies, one or more securities or a securities or commodities index. A structured note may be positively or negatively indexed. For example, its principal amount and/or interest rate may increase or decrease if the value of the reference instrument increases, depending upon the terms of the instrument. The change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument or instruments. Structured notes can be used to increase a Fund's exposure to changes in the value of assets or to hedge the risks of other investments that a Fund holds.

Structured notes are subject to interest rate risk. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or borrower. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price. In some cases, a Fund may enter into agreements with an issuer of structured notes to purchase minimum amounts of those notes over time. In some cases, a Fund may invest in structured notes that pay an amount based on a multiple of the relative change in value of the asset or reference. This type of note increases the potential for income but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, a Fund's investments in these structured products may be subject to limits applicable to investments in investment companies.

Swap Agreements — A swap is a transaction in which a Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates ( e.g. , interest rates in the case of interest rate swaps) or the performance of specified securities or indices based on a specified amount (the "notional" amount). Nearly any type of derivative, including forward contracts, can be structured as a swap. See "Derivatives" for a further discussion of derivatives risks.

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index. Swaps may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself.

Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are exposed to the creditworthiness of the clearing organizations (and, consequently, that of their members—generally, banks and broker-dealers) involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing

20

organization, the investor may be able to recover only a portion of the net amount of gains on its transactions and of the margin owed to it, potentially resulting in losses to the investor.

Swaps that are not centrally cleared, involve the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. To mitigate this risk, a Fund will only enter into swap agreements with counterparties considered by a sub-advisor to present minimum risk of default and a Fund normally obtains collateral to secure its exposure. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty.

The centrally cleared and OTC swap agreements into which a Fund enters normally provide for the obligations of the Fund and its counterparty in the event of a default of other early termination to be determined on a net basis. Similarly, periodic payments on a swap transaction that are due by each party on the same day normally are netted. To the extent that a swap agreement is subject to netting, the Fund's cover and asset segregation responsibilities will normally be with respect to the net amount owed by the Fund. See "Cover and Asset Segregation" for additional discussion of these matters. However, a Fund may be required to segregate liquid assets equal to the full notional amount of certain swaps, such as written credit default swaps on physically settled forwards or written options. The amount that a Fund must segregate may be reduced by the value of any collateral that it has pledged to secure its own obligations under the swap.

The use of swap agreements requires special skills, knowledge and investment techniques that differ from those required for normal portfolio management. Swaps may be considered illiquid investments; see "Illiquid and Restricted Securities" for a description of liquidity risk.

Interest Rate and Inflation Swaps - In an interest rate swap, the parties exchange payments based on fixed or floating interest rates multiplied by a hypothetical or "notional" amount. For example, one party might agree to pay the other a specified fixed rate on the notional amount in exchange for recovering a floating rate on that notional amount. Interest rate swap agreements entail both interest rate risk and counterparty risk. There is a risk that based on movements of interest rates, the payments made under a swap agreement will be greater than the payments received. A Fund may also invest in inflation swaps, where an inflation rate index is used in place of an interest rate index.

Caps, Floors and Collars - A Fund may also enter caps, floors and collars, which are types of interest rate swap agreements. The purchaser of an interest rate cap agrees to pay a premium to the seller in return for the seller paying interest on a specified principal amount to the purchaser based on the extent to which a specified interest rate exceeds a predetermined level. Conversely, the seller of an interest rate floor agrees to pay interest on a specified principal amount to the purchaser based on the extent to which a specified interest rate falls below a predetermined level. A collar combines a cap and selling a floor, establishing a predetermined range of interest rates within which each party agrees to make payments.

Total Return Swaps - In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset such as a security or basket of securities or on referenced index during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or index. Total return swap agreements may be used to gain exposure to price changes in an overall market or an asset. Total return swaps could result in losses if the underlying asset or index does not perform as anticipated. Written total return swaps can have the potential for unlimited losses.

Credit Default Swaps - In a credit default swap, one party (the seller) agrees to make a payment to the other party (the buyer) in the event that a "credit event," such as a default or issuer insolvency occurs with respect to one or more underlying or "reference" bonds or other debt securities. A Fund may be either a seller or a buyer of credit protection under a credit default swap. Credit default swaps may be on a single security, a basket of securities or a securities index. The purchaser pays a fee during the life of the swap. If there is a credit event with respect to a referenced debt security, the seller under a credit default swap may be required to pay the buyer the par amount (or a specified percentage of the par amount) of that security in exchange for receiving the referenced security (or a specified alternative security) from the buyer. Alternatively, the credit default swap may be cash settled, meaning that the seller will pay the buyer the difference between the par value and the market value of the defaulted bonds. If the swap is on a basket of securities (such as the CDX indices), the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount. Taking a long position in ( i.e. , acting as the seller under) a credit default swap increases the exposure to the specific issuers. The risks of being the buyer of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund any delivery obligation, particularly in the event of adverse pricing when purchasing bonds to satisfy a delivery obligation. Credit default swap buyers are also subject to counterparty risk since the ability of the seller to make required payments is dependent on its creditworthiness.

Currency Swaps - A currency swap involves the exchange of payments denominated in one currency for payments denominated in another. Payments are based on a notional principal amount the value of which is fixed in exchange rate terms at the swap's inception. Currency swaps are subject to currency risk.

Volatility Swaps - A volatility swap is a forward contract under which the payments to be received are dependent on the future realized volatility of an underlying asset, such as a stock. A volatility swap involves exposure to volatility, not on whether the value of the underlying asset goes up or down. Volatility swaps can be used to speculate on future volatility or as a hedge against volatility. A volatility swap is subject to the risk that the future volatility of the underlying asset is higher or lower than a sub-advisor anticipated.

Correlation Swaps - A correlation swap is used to speculate on or hedge risks associated with the observed average correlation of a collection of underlying products.

Forward Swaps - A forward swap is created through the use of two swaps with different durations to meet the investment time period desired by a sub-advisor.

Swaptions - Swaptions are options, but not obligations, to establish a position in a swap on predetermined terms at a future date.

21

Synthetic Convertible Securities — A sub-advisor to a Fund or third party may create a "synthetic" convertible security by combining fixed income securities with the right to acquire equity securities. More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to a true convertible security, the character of a synthetic convertible security allows the combination of components representing more than one issuer, when the investment advisor believes that such a combination would better promote a Fund's investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A Fund faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the fixed-income component as well, a Fund also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

A Fund may also purchase synthetic convertible securities manufactured by other parties, including convertible structured notes. Convertible structured notes are fixed income debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.

Time-Zone Arbitrage — Investing in foreign securities may involve a greater risk for excessive trading due to "time-zone arbitrage." If an event occurring after the close of a foreign market, but before the time a Fund computes its current NAV, causes a change in the price of the foreign securities and such price is not reflected in a Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on such pricing discrepancies.

Trade Claims — A Fund may purchase trade claims and similar obligations or claims against companies in bankruptcy proceedings. Trade claims are nonsecuritized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are subject to the risks associated with low-quality obligations.

Trust Preferred Securities — A Fund may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust's common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the Securities Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings.

U.S. Government Agency Securities — U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.

U.S. Treasury Obligations — U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as "STRIPS") and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

Value Companies Risk — Value companies are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While a Fund's investments in value stocks may limit its downside risk over time, a Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. A Fund's investments in value stocks may underperform growth or non-value stocks that have a broader investment style.

22

Variable or Floating Rate Obligations — The interest rates payable on certain fixed income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

A Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

Variable Rate Auction and Residual Interest Obligations — Variable rate auction and residual interest obligations are created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable-rate instruments. The interest rate on one portion reflects short-term interest rates, while the interest rate on the other portion is typically higher than the rate available on the original fixed-rate bond.

OTHER INVESTMENT STRATEGIES AND RISKS

In addition to the investment strategies and risks described in the Prospectus:

Each Fund may (except where indicated otherwise):

1

Engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated amount of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

2

Invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act, or exemptive relief granted by the SEC.

3

Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by a Fund exceeds 33 1/3% of its total assets (including the market value of collateral received). For purposes of complying with a Fund's investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of a Fund to the extent required by law.

4

Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by a Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and a Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager or the sub-advisors, as applicable, attempt to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

5

Purchase securities sold in private placement offerings made in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act. A Fund will not invest more than 15% of its net assets in Section 4(a)(2) securities and illiquid securities unless the Manager or the sub-advisor, as applicable, determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the Board that any Section 4(a)(2) securities held by such Fund in excess of this level are at all times liquid.

INVESTMENT RESTRICTIONS

Fundamental Policies. Each Fund has the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

Notwithstanding any other limitation, a Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as a Fund. For this purpose, "all of a Fund's investable assets" means that the only investment securities that will be held by a Fund will be a Fund's interest in the investment company.

Fundamental Investment Restrictions. The following discusses the investment policies of each Fund.

The following restrictions have been adopted by each Fund and may be changed with respect to any such Fund only by the majority vote of that Fund's outstanding interests. "Majority of the outstanding voting securities" under the Investment Company Act and as used herein means, with respect to

23

each Fund, the lesser of (a) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the shares are present and represented at the shareholders' meeting or (b) more than 50% of the shares of the Fund.

No Fund may (unless otherwise indicated):

1

Purchase or sell real estate or real estate limited partnership interests, provided, however, that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

2

Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

3

Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, a Fund may be deemed an underwriter under federal securities law.

4

Lend any security or make any other loan except (i) as otherwise permitted under the Investment Company Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with a Fund's investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.

5

Issue any senior security except as otherwise permitted (i) under the Investment Company Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

6

Borrow money, except as otherwise permitted under the Investment Company Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

7

Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Fund's total assets.

8

Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) municipalities and their agencies and authorities are not deemed to be industries.  For purposes of this restriction, the Fund will regard only tax-exempt securities issued by municipalities and their agencies not to be an industry.

The above percentage limits (except the limitation to borrowings) are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. With respect to the fundamental investment restriction relating to making loans set forth in number 4 above, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by a Fund exceeds 33 1/3% of its total net assets (including the market value of collateral received).

For purposes of the Funds' policy relating to issuing senior securities set forth in (5) above, "senior securities" are defined as Fund obligations that have a priority over the Funds' shares with respect to the payment of dividends or the distribution of Fund assets. The Investment Company Act prohibits the Funds from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Funds are permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of each Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund's total assets). In the event that such asset coverage falls below this percentage, the Funds are required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Consistent with guidance issued by the SEC and its staff, the requisite asset coverage may vary among different types of instruments. The policy in (5) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

For purposes of the Funds' industry concentration policy, the Manager may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law. A large economic or market sector shall not be construed as a single industry or group of industries. The Manager currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an "industry" subject to the 25% limitation. Thus, not more than 25% of a Fund's assets will be invested in securities issued by any one foreign government or supranational organization. A Fund might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. The Manager could consider such a company to be within the particular industry and, therefore, a Fund will invest in the securities of such a company only if it can do so under its policy of not being concentrated in any particular industry or group of industries.

Non-Fundamental Investment Restrictions. The following non-fundamental investment restrictions apply to each Fund (except where noted otherwise) and may be changed with respect to each Fund by a vote of a majority of the Board. Each Fund may not:

1

Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or

2

Purchase securities on margin or effect short sales, except that a Fund may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to

24

the extent designated as such in the Prospectus with respect to each Fund, the other investment policies described in this SAI are not fundamental and may be changed by approval of the Trustees.

TEMPORARY DEFENSIVE INVESTMENTS

In times of unstable or adverse market, economic, political or other conditions, where the Manager or a sub-advisor believes it is appropriate and in a Fund's best interest, a Fund can invest up to 100% in cash and other types of securities for defensive or temporary purposes. It can also hold cash or purchase these types of securities for liquidity purposes to meet cash needs due to redemptions of Fund shares, or to hold while waiting to invest cash received from purchases of Fund shares or the sale of other portfolio securities.

These temporary investments can include (i) obligations issued or guaranteed by the U.S. Government, its agents or instrumentalities; (ii) commercial paper rated in the highest short term category by a rating organization; (iii) domestic, Yankee and Eurodollar certificates of deposit or bankers' acceptances of banks rated in the highest short term category by a rating organization; (iv) any of the foregoing securities that mature in one year or less (generally known as "cash equivalents"); (v) other short-term corporate debt obligations; (vi) repurchase agreements; (vii) futures or (viii) shares of money market funds, including funds advised by the Manager or a sub-advisor.

PORTFOLIO TURNOVER

Portfolio turnover is a measure of trading activity in a portfolio of securities, usually calculated over a period of one year. The rate is calculated by dividing the lesser amount of purchases or sales of securities by the average amount of securities held over the period. A portfolio turnover rate of 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover can increase a Fund's transaction costs and generate additional capital gains or losses.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund publicly discloses portfolio holdings information as follows:

1

a complete list of holdings for each Fund on an annual and semi-annual basis in the reports to shareholders within sixty days of the end of each fiscal semi-annual period and in publicly available filings of Form N-CSR with the SEC within ten days thereafter;

2

a complete list of holdings for each Fund as of the end of its first and third fiscal quarters in publicly available filings of Form N-Q with the SEC within sixty days of the end of the fiscal quarter;

3

a complete list of holdings for the American Beacon Zebra Small Cap Equity Fund as of the end of each calendar quarter on the Fund's website (www.americanbeaconfunds.com) approximately sixty days after the end of the calendar quarter;

4

a complete list of holdings for the American Beacon SiM High Yield Opportunities Fund and American Beacon The London Company Income Equity Fund as of the end of each month on the Funds' website (www.americanbeaconfunds.com) approximately twenty days after the end of the month; and

5

ten largest holdings for each Fund as of the end of each calendar quarter on the Funds' website (www.americanbeaconfunds.com) and in sales materials approximately fifteen days after the end of the calendar quarter.

Public disclosure of a Fund's holdings on the website and in sales materials may be delayed when an investment manager informs a Fund that such disclosure could be harmful to the Fund. In addition, individual holdings may be omitted from website and sales material disclosure, when such omission is deemed to be in a Fund's best interest. Disclosure of a Fund's ten largest holdings may exclude U.S. Treasury securities and cash equivalent assets, although such holdings will be included in each Fund's complete list of holdings.

Disclosure of Nonpublic Holdings. Occasionally, certain interested parties—including individual investors, institutional investors, intermediaries that distribute shares of the Funds, third-party service providers, rating and ranking organizations, and others—may request portfolio holdings information that has not yet been publicly disclosed by the Funds. The Funds' policy is to control the disclosure of nonpublic portfolio holdings information in an attempt to prevent parties from utilizing such information to engage in trading activity harmful to Fund shareholders. To this end, the Board has adopted a Policy and Procedures for Disclosure of Portfolio Holdings Information (the "Holdings Policy"). The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. In general, nonpublic portfolio holdings may be disclosed on a selective basis only when it is determined that (i) there is a legitimate business purpose for the information; (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders. The Holdings Policy does not restrict a Fund from disclosing that a particular security is not a holding of the Fund. The Holdings Policy is summarized below.

A variety of third party service providers require access to Fund holdings to provide services to the Funds or to assist the Manager and the sub-advisors in managing the Funds ("service providers"). The service providers have a duty to keep the Funds' nonpublic information confidential either through written contractual arrangements with the Funds (or another Fund service provider) or by the nature of their role with respect to the Funds (or the service provider). The Funds have determined that disclosure of nonpublic holdings information to service providers fulfills a legitimate business purpose and is in the best interest of shareholders. In addition, the Funds have determined that disclosure of nonpublic holdings information to members of the Board fulfills a legitimate business purpose, is in the best interest of Fund shareholders, and each Trustee is subject to a duty of confidentiality.

25

The Funds have ongoing arrangements to provide nonpublic holdings information to the following service providers:

Service Provider	Service	Holdings Access
Manager	Investment management and administrator	Complete list on intraday basis with no lag
Sub-Advisor	Investment management	Holdings under sub-advisor’s management on intraday basis with no lag
State Street Bank and Trust Co. (“State Street”) and its designated foreign sub-custodians	Funds' custodian and foreign custody manager, foreign sub-custodians, and securities lending agent for Funds that participate in securities lending	Complete list on intraday basis with no lag
Ernst & Young LLP	Funds‘ independent registered public accounting firm	Complete list on intraday basis with no lag
Abel Noser	Trade execution cost analysis	Complete list on intraday basis with no lag
FactSet Research Systems, Inc.	Performance and portfolio analytics reporting for the Manager and sub-advisors	Complete list on intraday basis with no lag
Bloomberg, L.P.	Performance and portfolio analytics reporting	Complete list on intraday basis with no lag
Institutional Shareholder Services (“ISS”)	Proxy voting research provider to sub-advisors	Complete list on intraday basis with no lag
Glass Lewis & Co., LLC	Proxy voting research provider to sub-advisor	Complete list on intraday basis with no lag
Broadridge Financial Solutions, Inc.	Proxy voting research provider to sub-advisor	Complete list on daily basis with no lag
Investment Technology Group, Inc.	Fair valuation of portfolio securities for Funds with significant foreign securities holdings; transaction cost analysis for sub-advisor	Complete list on daily basis with no lag and more frequently when the Manager seeks advice with respect to certain holdings

Certain third parties are provided with nonpublic holdings information (either complete or partial lists) by the Manager or another service provider on an ad hoc basis. These third parties include broker-dealers, prospective sub-advisors, borrowers of the Funds' portfolio securities, pricing services, legal counsel, and issuers (or their agents). Broker-dealers utilized by the Funds in the process of purchasing and selling portfolio securities or providing market quotations receive limited holdings information on a current basis with no lag. The Manager provides current holdings to investment managers being considered for appointment as a sub-advisor to the Funds. If the Funds participate in securities lending activities, potential borrowers of the Funds' securities receive information pertaining to the Funds' securities available for loan. Such information is provided on a current basis with no lag. The Funds utilize various pricing services to supply market quotations and evaluated prices to State Street. State Street and the Manager may disclose current nonpublic holdings to those pricing services. An investment manager may provide holdings information to legal counsel when seeking advice regarding those holdings. From time to time, an issuer (or its agent) may contact the Funds requesting confirmation of ownership of the issuer's securities. Such holdings information is provided to the issuer (or its agent) as of the date requested. The Funds do not have written contractual arrangements with these third parties regarding the confidentiality of the holdings information. However, the Funds would not continue to utilize a third party that the Manager determined to have misused nonpublic holdings information.

The Funds have ongoing arrangements to provide periodic holdings information to certain organizations that publish ratings and/or rankings for the Funds or that redistribute the Funds' holdings to financial intermediaries to facilitate their analysis of the Funds. The Funds have determined that disclosure of holdings information to such organizations fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Funds in comparison to other mutual funds. As of the date of this SAI, all such organizations receive holdings information after it has been made public on the Funds' website.

No compensation or other consideration may be paid to the Funds, the Funds' service providers, or any other party in connection with the disclosure of portfolio holdings information.

Under the Holdings Policy, disclosure of nonpublic portfolio holdings information to parties other than those discussed above must meet all of the following conditions:

1

Recipients of portfolio holdings information must agree in writing to keep the information confidential until it has been posted to the Funds' website and not to trade based on the information;

2

Holdings may only be disclosed as of a month-end date;

3

No compensation may be paid to the Funds, the Manager or any other party in connection with the disclosure of information about portfolio securities; and

4

A member of the Manager's Compliance staff must approve requests for nonpublic holdings information.

In determining whether to approve a request for portfolio holdings disclosure by the Manager, Compliance staff generally considers the type of requestor and its relationship to the Funds, the stated reason for the request, any historical pattern of requests from that same individual or entity, the style and strategy of the Fund for which holdings have been requested (e.g., passive versus active management), whether the Fund is managed by one or multiple investment managers, and any other factors it deems relevant. Any potential conflicts between shareholders and affiliated persons of the Funds that arise as a result of a request for portfolio holdings information shall be decided by the Manager in the best interests of shareholders. However, if a conflict exists between the interests of shareholders and the Manager, the Manager may present the details of the request to the Board for a determination to either approve or deny the request. On a quarterly basis, the Manager will prepare a report for the Board outlining any instances of disclosures of nonpublic holdings during the period that did not comply with the Holdings Policy.

26

The Compliance staff generally determines whether a historical pattern of requests by the same individual or entity constitutes an "ongoing arrangement" and should be disclosed in the Funds' SAI.

The Manager and sub-advisors to the Funds may manage substantially similar portfolios for clients other than the Funds. Those other clients may receive and publicly disclose their portfolio holdings information prior to public disclosure by the Funds. The Holdings Policy is not intended to limit the Manager or the sub-advisors from making such disclosures to their clients.

LENDING OF PORTFOLIO SECURITIES

A Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, a Fund remains the beneficial owner of the loaned securities and continues to be entitled to payments in amounts approximately equal to the interest, dividends or other distributions payable on the loaned securities. A Fund also has the right to terminate a loan at any time. A Fund does not have the right to vote on securities while they are on loan. However, it is the Funds' policy to attempt to terminate loans in time to vote those proxies that a Fund determines are material to its interests. Loans of portfolio securities may not exceed 33 1/3% of the value of a Fund's total assets (including the value of all assets received as collateral for the loan). The Funds will receive collateral consisting of cash in the form of U.S. dollars, foreign currency, or securities issued or fully guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, a Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to present acceptable credit risk on a fully collateralized basis. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund seeks to minimize this risk by limiting the investment of cash collateral to registered money market funds, including money market funds advised by the Manager that invest in U.S. Government and agency securities.

For all funds that engage in securities lending, the Manager receives compensation for administrative and oversight functions with respect to securities lending, including oversight of the securities lending agent, State Street Bank and Trust Company. The amount of such compensation depends on the income generated by the loan of the securities. Each Fund continues to receive payments equal to any dividends or interest, as applicable, paid on the securities loaned and simultaneously earns either interest on the investment of the cash collateral and/or fee income if the loan is otherwise collateralized.

As of the date of this SAI, the American Beacon The London Company Income Equity Fund and the American Beacon Zebra Small Cap Equity Fund intend to engage in securities lending activities.

TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Funds, which includes the general oversight and review of the Funds' investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts as well as the stated policies of the Funds. The Board oversees the Trust's officers and service providers, including American Beacon Advisors, Inc. ("American Beacon"), which is responsible for the management of the day-to-day operations of the Funds based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including American Beacon's investment personnel and the Trust's Chief Compliance Officer ("CCO"). The Board also is assisted by the Trust's independent registered public accounting firm (which reports directly to the Trust's Audit and Compliance Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and its Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. American Beacon, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Funds. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Board members who are not "interested persons" of the Trust as defined in Section 2(a)(19) of the Investment Company Act ("Independent Trustees"). The following provides an overview of the principal, but not all, aspects of the Board's oversight of risk management for the Trust and the Funds.

In general, a Fund's risks include, among others, investment risk, credit risk, liquidity risk, securities selection risk and valuation risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, American Beacon, each Fund's investment adviser, and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. Further, American Beacon as manager of the Funds oversees and regularly monitors the investments, operations and compliance of the Funds' investment advisers.

The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, and senior officers of American Beacon, and the Funds' CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board and the Investment Committee also regularly receive reports from American Beacon with respect to the investments, securities trading and securities lending activities of the Funds. In addition to regular reports from American Beacon, the Board also receives reports regarding other service providers to the Trust, either directly or through American Beacon or the Funds' CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Funds' CCO regarding the effectiveness of the

27

Funds' compliance program. Also, typically on an annual basis, the Board receives reports, presentations and other information from American Beacon in connection with the Board's consideration of the renewal of each of the Trust's agreements with American Beacon and the Trust's distribution plans under Rule 12b-1 under the Investment Company Act.

Senior officers of the Trust and American Beacon also report regularly to the Audit and Compliance Committee on Fund valuation matters and on the Trust's internal controls and accounting and financial reporting policies and practices. In addition, the Audit and Compliance Committee receives regular reports from the Trust's independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Audit and Compliance Committee meets with the Funds' CCO to discuss matters relating to the Funds' compliance program.

Board Structure and Related Matters

Independent Trustees constitute at least two-thirds of the Board. Richard A. Massman, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair's responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other Trustees, the Trust's officers and other management personnel, and counsel to the Funds. The Independent Chair shall perform such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the responsibilities of that committee. The Board has established three standing committees: the Audit and Compliance Committee, the Investment Committee and the Nominating and Governance Committee. For example, the Investment Committee is responsible for oversight of the process, typically performed annually, by which the Board considers and approves each Fund's investment advisory agreement with American Beacon, while specific matters related to oversight of the Fund's independent auditors have been delegated by the Board to its Audit and Compliance Committee, subject to approval of the Audit and Compliance Committee's recommendations by the Board. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Funds, the number of series of the American Beacon Funds Complex overseen by the Board, the arrangements for the conduct of the Funds' operations, the number of Trustees, and the Board's responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Funds in the complex.

The Trust is part of the American Beacon Funds Complex, which is comprised of 34 series within the American Beacon Funds, 1 series within the American Beacon Select Funds, and 1 series within the American Beacon Institutional Funds Trust. The same persons who constitute the Board of the Trust also constitute the board of trustees of American Beacon Select Funds and the American Beacon Institutional Funds Trust and each Trustee oversees the Trusts' combined 36 series.

The Board holds five (5) regularly scheduled meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations and directorships held during the last five years and certain other information. Subject to the Trustee Emeritus and Retirement Policy described below, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The address of each Trustee listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee serves for an indefinite term or until his or her removal, resignation, or retirement.*

Name (Age)*	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
INTERESTED TRUSTEE
Alan D. Feld** (81)	Trustee of American Beacon Funds since 1996 Trustee of American Beacon Select Funds since 1999	Trustee since 2017	Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960- Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Master Trust (1996-2012).
NON-INTERESTED TRUSTEES
Gilbert G. Alvarado (48)	Trustee since 2015	Trustee since 2017

Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011- 2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017-present).

28

Joseph B. Armes (55)	Trustee since 2015	Trustee since 2017

Chairman & CEO, CSW Industrials, Inc. (NASDAQ: CSWI) (2015-present); Chairman of the Board of Capital Southwest Corporation (NASDAQ: CSWC), predecessor to CSW Industrials, Inc. (2014-present); CEO Capital Southwest Corporation (2013-2015); President & CEO JBA Investment Partners (family investment vehicle) (2010-present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer NYSE: RSPP)(2013-present).

Gerard J. Arpey (59)	Trustee since 2012	Trustee since 2017	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present). Director, The Home Depot, Inc. (NYSE: HD)(2015-Present).
Brenda A. Cline (57)	Trustee since 2004	Trustee since 2017

Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (NYSE: RRC) (2015- Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, Cushing Closed-End Funds (2017-present).

Eugene J. Duffy (63)	Trustee since 2008	Trustee since 2017

Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012).

Thomas M. Dunning (75)	Trustee since 2008	Trustee since 2017

Chairman Emeritus (2008-Present); Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007- Present); Trustee, American Beacon Mileage Funds (2008-2012).

Richard A. Massman (74)	Trustee since 2004 Chair since 2008	Trustee and Chairman since 2017

Consultant and General Counsel Emeritus (2009-Present), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012).

Barbara J. McKenna (54)	Trustee since 2012	Trustee since 2017	Managing Principal, Longfellow Investment Management Company (2005- Present).
R. Gerald Turner (72)	Trustee since 2001	Trustee since 2017

President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (NYSE: JCP) (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012).

* The Board has adopted a retirement policy that requires Trustees, other than Mr. Feld, to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Feld is deemed to be an "interested person" of the Trust, as defined by the Investment Company Act. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more sub-advisors to certain funds in the American Beacon Funds complex.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Gilbert G. Alvarado: Mr. Alvarado has extensive organizational management and financial experience as vice president and chief financial officer in public charities, and a health conversion private foundation, chief financial and information officer of the largest health foundation on the Texas/Mexico border and an accountant with a regional health system.

Joseph B. Armes: Mr. Armes has extensive financial, investment and organizational management experience as chairman of the board of directors, president and chief executive officer of an investment company listed on NASDAQ, president and chief executive officer of a private family investment vehicle, chief operating officer of a private holding company for a family office, president, chief executive officer, chief financial officer and director of a special purpose acquisition company listed on the American Stock Exchange, a director and audit committee chair of an oil and gas exploration and production company listed on the New York Stock Exchange and as an officer of public companies and as a director and officer of private companies.

Gerard J. Arpey: Mr. Arpey has extensive organizational management, financial and international experience serving as chairman, chief executive officer, and chief financial officer of one of the largest global airlines, service as a director of public and private companies, service to several charitable organizations, and multiple years of service as a Trustee.

Brenda A. Cline: Ms. Cline has extensive organizational management, financial and investment experience as executive vice president, chief financial officer, secretary and treasurer to a private foundation, service as a director and member of the audit and nominating and governance committees of various publicly held companies, service as a trustee to a private university, and several charitable boards, including acting as a member of their investment and\or audit committees, extensive experience as an audit senior manager with a large public accounting firm, and multiple years of service as a Trustee.

29

Eugene J. Duffy: Mr. Duffy has extensive experience in the investment management business and organizational management experience as a member of senior management, service as a director of a bank, service as a chairman of a charitable fund and as a trustee to an association, service on the board of a private university and non-profit organization, service as chair to an financial services industry association, and multiple years of service as a Trustee.

Thomas M. Dunning: Mr. Dunning has extensive organizational management experience founding and serving as chairman and chief executive officer of a private company, service as a director of a private company, service as chairman of a large state municipal bond issuer and chairman of a large airport authority, also an issuer of bonds, service as a board member of a state department of transportation, service as a director of various foundations, service as chair of civic organizations, and multiple years of service as a Trustee.

Alan D. Feld: Mr. Feld has extensive experience as a business attorney, organizational management experience as chairman of a law firm, experience as a director of several publicly held companies, service as a trustee of a private university and a board member of a hospital, and multiple years of service as a Trustee.

Richard A. Massman: Mr. Massman has extensive experience as a business attorney, organizational management experience as a founding member of a law firm, experience as a senior vice president and general counsel of a large private company, service as the chairman and director of several foundations, including services on their Investment Committees and Finance Committees, chairman of a governmental board, chairman of various professional organizations and multiple years of service as a Trustee and as Independent Chair.

Barbara J. McKenna: Ms. McKenna has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a director of an investment manager, member of numerous financial services industry associations, and multiple years of service as a Trustee.

R. Gerald Turner: Mr. Turner has extensive organizational management experience as president of a private university, service as a director and member of the audit and governance committees of various publicly held companies, service as a member to several charitable boards, and multiple years of service as a Trustee.

Committees of the Board

The Trust has an Audit and Compliance Committee ("Audit Committee").  The Audit Committee consists of Ms. Cline (Chair), and Messrs. Duffy, Alvarado, and Dunning. Mr. Massman, as Chairman of the Trust, serves on the Audit Committee in an ex-officio non-voting capacity. None of the members of the committee are "interested persons" of the Trust, as defined by the Investment Company Act. As set forth in its charter, the primary duties of the Trust's Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and the Fund(s) and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust's financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement of the Trust's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust's independent auditors; (d) to oversee the Trust's compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management's implementation and enforcement of the Trust's compliance policies and procedures ("Compliance Program"); and (e) to coordinate the Board's oversight of the Trust's CCO in connection with his or her implementation of the Trust's Compliance Program. The Audit Committee met five (5) times during the fiscal year ended August 31, 2017.

The Trust has a Nominating and Governance Committee ("Nominating Committee") that is comprised of Messrs. Feld (Chair), Turner, Massman, and Ms. Cline. As set forth in its charter, the Nominating Committee's primary duties are: (a) to make recommendations regarding the nomination of non-interested Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chairman of the Board; (c) to evaluate qualifications of potential "interested" members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; and (h) to consider and make recommendations relating to the compensation of Independent Trustees and of those officers as to whom the Board is charged with approving compensation. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Secretary of the Funds. The Nominating and Governance Committee met four (4) times during the fiscal year ended August 31, 2017.

The Trust has an Investment Committee that is comprised of, Ms. McKenna (Chair), Messrs. Armes and Arpey. Mr. Massman, as Chairman of the Trust, serves on the Investment Committee in an ex-officio non-voting capacity. As set forth in its charter, the Investment Committee's primary duties are: (a) to review and evaluate the short- and long-term investment performance of the Manager and each of the designated sub-advisors to the Fund(s); (b) to evaluate recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the Fund(s); (c) to review material changes recommended by the Manager to the allocation of Fund assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objective or principal investment strategies of the Fund(s); and (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation. The Investment Committee met five (5) times during the fiscal year ended August 31, 2017.

Trustee Ownership in the Funds

The following table shows the amount of equity securities owned in the American Beacon Funds family by the Trustees as of the calendar year ended December 31, 2016.

30

INTERESTED TRUSTEE
American Beacon Fund	Feld
SiM High Yield Opportunities Fund	None
The London Company Income Equity Fund	None
Zebra Small Cap Equity Fund	None
Aggregate Dollar Range of Equity Securities in all Trusts (27 Funds as of December 31, 2016)	Over $100,000

NON-INTERESTED TRUSTEES
American Beacon Fund	Alvarado	Armes	Arpey	Cline	Duffy	Dunning	Massman	McKenna	Turner
SiM High Yield Opportunities Fund	None	None	None	None	None	None	Over $100,000	None	None
The London Company Income Equity Fund	None	None	None	None	None	None	Over $100,000	$50,001- $100,000	None
Zebra Small Cap Equity Fund	None	None	None	None	None	None	None	None	None
Aggregate Dollar Range of Equity Securities in all Trusts (27 Funds as of December 31, 2016)	None	$50,001-$100,000	Over $100,000	Over $100,000	None	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Trustee Compensation

Effective July 1, 2016, as compensation for their service to the American Beacon funds complex, including the Trust (collectively, the "Trusts"), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $5,000 for attendance by Board members for each regularly scheduled Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and (c) $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time.

Effective as of July 1, 2016, for his service as Board Chairman, Mr. Massman receives an additional annual retainer of $50,000. Although he attends several committee meetings at each quarterly Board meeting, he receives only a single $2,500 fee each quarter for his attendance at those meetings.  The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

The following table shows total compensation (excluding reimbursements) paid by the Trusts to each Trustee for the fiscal year ended August 31, 2017.
Name of Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Total Compensation From the Trusts
INTERESTED TRUSTEES
Alan D. Feld	$145,912	[1]	$156,000
NON-INTERESTED TRUSTEES
Gilbert G. Alvarado	$147,315		$157,500
Joseph B. Armes	$147,315		$157,500
Gerard J. Arpey	$147,315		$157,500
Brenda A. Cline	$161,345	[1]	$172,500
Eugene J. Duffy	$147,315		$157,500
Thomas M. Dunning	$147,315		$157,500
Richard A. Massman	$194,081	[1]	$207,500
Barbara J. McKenna	$161,345		$172,500
R. Gerald Turner	$140,300	[1]	$150,000

1 Upon retirement from the Board, each of these Trustees is eligible for flight benefits afforded to Trustees who served on the Boards as of June 4, 2008 as described below.

The Boards adopted a Trustee Retirement Policy and Trustee Emeritus and Retirement Plan ("Plan"). The Plan provides that a Trustee who has served on the Boards prior to September 12, 2008, and who has reached a mandatory retirement age established by the Board (currently 75) is eligible to elect Trustee Emeritus status ("Eligible Trustees"). The Eligible Trustees are Messrs. Feld, Massman and Turner and Ms. Cline.  The mandatory retirement age does not apply to Mr. Feld. Additionally, Eligible Trustees who have served on the Board of one or more Trusts for at least five years may elect to retire from the Board at an earlier age and immediately assume Trustee Emeritus status.  The Board has determined that, other than the Plan established for Eligible Trustees, no other retirement benefits will accrue for current or future Trustees.

31

Upon assuming Trustee Emeritus status, each eligible Trustee and his or her spouse (or designated companion) may receive annual flight benefits from the Trusts of up to $40,000 combined, on a tax-grossed up basis, on American Airlines (a subsidiary of the Manager's former parent company) for a maximum period of 10 years, depending upon length of service prior to September 12, 2008. Eligible Trustees may opt to receive instead an annual retainer of $20,000 from the Trusts in lieu of flight benefits.  No retirement benefits are accrued for Board service after September 12, 2008.

A Trustee Emeritus must commit to provide certain ongoing services and advice to the Board members and the Trusts; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Fund(s). Currently, two individuals who retired from the Board prior to September 12, 2008, have assumed Trustee Emeritus status. One receives an annual retainer of $20,000 from the Trusts. The other individual and his spouse receive annual flight benefits of up to $40,000 combined, on a tax-grossed up basis, on American Airlines.

Principal Officers of the Trust

The Officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the Officers of the Trust, their ages, their business address and their principal occupations and directorships during the past five years are as set forth below. The address of each Officer is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Officer serves for a term of one year or until his or her resignation, retirement, or removal. Each Officer has and continues to hold the same position with the American Beacon Funds, the American Beacon Select Funds and the American Beacon Institutional Funds Trust.

Name (Age)	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
OFFICERS
Gene L. Needles, Jr. (63)	President since 2009	President since 2017

President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); Director, Resolute Investment Managers, Inc. (2015-Present); Director, Resolute Acquisition, Inc.(2015-Present); Director, Resolute Topco, Inc. (2015-Present), President & CEO, Resolute Investment Holdings, LLC. (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc.; (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager and President, American Private Equity Management, L.L.C. (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014- Present); Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017 - Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD. (2017-Present).

Jeffrey K. Ringdahl (42)	Vice President since 2010	Vice President since 2017

Chief Operating Officer (2010-Present), Vice President (2010-2013), Senior Vice President (2013-Present), and Director (2015-Present), American Beacon Advisors, Inc.; Vice President (2012-Present) and Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Trustee, American Beacon NextShares Trust (2015-Present); Director and Senior Vice Present, Resolute Investment Holdings, LLC (2015-Present); Director and Senior Vice President, Resolute Topco, Inc. (2015-Present); Director and Senior Vice President, Resolute Acquisition, Inc. (2015-Present); Director and Senior Vice President, Resolute Investment Managers, Inc. (2015-Present); Director, Executive Vice President and Chief Operating Officer, Alpha Quant Advisors, LLC (2016-Present); Director and Executive Vice President, Resolute Investment Services, Inc. (2017-Present); Director and Executive Vice President, Resolute Investment Distributors, Inc. (2017-Present); Director, Shapiro Capital Management, LLC (2017-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-Present).

32

Rosemary K. Behan (58)	Vice President, Secretary and Chief Legal Officer since 2006	Vice President, Chief Legal Officer and Secretary since 2017

Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Managers, Inc. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, L.L.C.(2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, Alpha Quant Advisors, LLC (2016-Present), Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present).

Brian E. Brett (57)	Vice President since 2004	Vice President since 2017	Senior Vice President, Head of Distribution (2012-Present); Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-2012).
Paul B. Cavazos (48)	Vice President since 2016	Vice President since 2017	Chief Investment Officer and Senior Vice President of American Beacon Advisors, Inc. since 2016; Chief Investment Officer, DTE Energy Company (2007-2016).
Erica B. Duncan (47)	Vice President since 2011	Vice President since 2017	Vice President, Marketing & Client Services, American Beacon Advisors, Inc. (2011- Present).
Terri L. McKinney (54)	Vice President since 2010	Vice President since 2017

Vice President, Enterprise Services, American Beacon Advisors, Inc. (2009-Present); Vice President, Enterprise Services Alpha Quant Advisors, Inc. (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present).

Samuel J. Silver (54)	Vice President since 2011	Vice President since 2017	Vice President, Chief Fixed Income Officer (2016-Present); Vice President, Fixed Income Investments (2011-2016), American Beacon Advisors, Inc.
Melinda G. Heika (56)	Treasurer since 2010	Principal Accounting Officer and Treasurer since 2017

Treasurer, American Beacon Advisors, Inc. (2010-Present); Treasurer, Resolute Investment Managers, Inc. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, L.L.C. (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, Alpha Quant Advisors, LLC (2016-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-Present).

Sonia L. Bates (61)	Asst. Treasurer since 2011	Asst. Treasurer since 2017

Director, Tax and Financial Reporting, American Beacon Advisors, Inc. (2011-Present); Asst. Treasurer, Resolute Investment Managers, Inc. (2015-Present); Asst. Treasurer, Lighthouse Holdings, Inc. (2011-2015); Asst. Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present).

Christina E. Sears (46)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer and Assistant Secretary since 2017

Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present); Chief Compliance Officer, Alpha Quant Advisors, LLC (2016-Present).

Shelley D. Abrahams (43)	Asst. Secretary since 2008	Asst. Secretary since 2017	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present).
Rebecca L. Harris (51)	Asst. Secretary since 2011	Asst. Secretary since 2017	Assistant Secretary, American Beacon Advisors, Inc. (2011-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present).
Diana N. Lai (42)	Asst. Secretary since 2012	Asst. Secretary since 2017	Assistant Secretary, American Beacon Advisors, Inc. (2012-Present); Assistant Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present).
Teresa A. Oxford (59)	Asst. Secretary since 2015	Asst. Secretary since 2017	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present).

33

CODE OF ETHICS

The Manager, the Trust and the sub-advisors each have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act. Each Code of Ethics significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code of Ethics generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase (with limited exceptions) or sale by any Fund. In addition, the Manager's and Trust's Code of Ethics requires employees to report trades in shares of the Trusts. Each Code of Ethics is on public file with, and may be obtained from, the SEC.

PROXY VOTING POLICIES

From time to time, the Funds may own a security whose issuer solicits a proxy vote on certain matters. The Board seeks to ensure that proxies are voted in the best interests of each Fund's shareholders and has delegated proxy voting authority to the Manager. The Manager in turn has delegated proxy voting authority to the sub-advisor with respect to each Fund's assets under the sub-advisor's management. The Trust has adopted a Proxy Voting Policy and Procedures (the "Policy") that governs proxy voting by the Manager and sub-advisors, including procedures to address potential conflicts of interest between a Fund's shareholders and the Manager, the sub-advisors or their affiliates. The Board has approved the Manager's proxy voting policies and procedures with respect to Fund assets under the Manager's management. Please see Appendix A for a copy of the Policy. The sub-advisors' proxy voting policy and procedures are summarized (or included in their entirety) in Appendix B. The Funds' proxy voting record for the most recent year ended June 30 is available as of August 31 of each year upon request and without charge by calling 1-800-967-9009 or by visiting the SEC's website at http://www.sec.gov. The proxy voting record can be found in Form N-PX on the SEC's website.

CONTROL PERSONS AND 5% SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of any Class of the Funds' outstanding shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Funds. The actions of an entity or person that controls a Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over the Funds or large redemptions by a control person could cause the Funds' other shareholders to pay a higher pro rata portion of the Funds' expenses.

Set forth below are entities or persons that own 5% or more of the outstanding shares of a Class of the Funds as of November 30, 2017.  The Trustees and officers of the Trusts, as a group, did not own more than 1% of any classes of the Funds' shares outstanding.

American Beacon SiM High Yield Opportunities Fund

Shareholder Address	Fund Percentage (listed if over 25%)	A CLASS	C CLASS	Institutional CLASS	Investor CLASS	Y CLASS
CHARLES SCHWAB & CO INC*				12.23%	26.22%	7.63%
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905
LPL FINANCIAL*		21.09%	6.66%	7.68%	12.51%	26.05%
FBO CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046
MERRILL LYNCH PIERCE FENNER & SMITH INC*			9.04%			7.70%
THE AMERICAN BEACON FUNDS
4800 DEER LAKE DR EAST
JACKSONVILLE FL 32246-6484
MORGAN STANLEY SMITH BARNEY LLC*		25.39%	5.03%			6.01%
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1901
NATIONAL FINANCIAL SERVICES LLC*		9.97%	6.36%	26.25%	37.31%	16.85%
FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995

34

PERSHING LLC*	9.31%	6.98%		13.51%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
RAYMOND JAMES*		7.07%
OMNIBUS FOR MUTUAL FUNDS
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100
UBS WM USA*	10.63%	28.92%	15.27%		16.58%
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761
WELLS FARGO CLEARING SERVICES LLC*	6.01%	15.45%	26.92%		5.79%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
2801 MARKET ST
ST LOUIS MO 63103-2523

* Denotes record owner of Fund shares only

35

American Beacon The London Company Income Equity Fund

Shareholder Address	Fund Percentage (listed if over 25%)	A CLASS	C CLASS	Institutional CLASS	Investor CLASS	Y CLASS
CHARLES SCHWAB & CO INC*		13.85%		22.08%	14.15%
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905
LPL FINANCIAL*		10.95%			5.84%
FBO CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046
MERRILL LYNCH PIERCE FENNER & SMITH INC*	43.35%	35.84%	59.80%		2.06%	57.13%
THE AMERICAN BEACON FUNDS
4800 DEER LAKE DR EAST
JACKSONVILLE FL 32246-6484
MORGAN STANLEY SMITH BARNEY LLC*		8.75%	6.17%			7.68%
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1901
NATIONAL FINANCIAL SERVICES LLC*				35.98%	32.88%	5.16%
FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
PERSHING LLC*				6.79%	31.89%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
RAYMOND JAMES*			10.17%
OMNIBUS FOR MUTUAL FUNDS
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100
UBS WM USA*		11.72%	5.63%			14.57%
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761
WELLS FARGO CLEARING SERVICES LLC*		8.08%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
2801 MARKET ST
ST LOUIS MO 63103-2523
STEPHEN GODDARD				5.26%
TOD
8857 RIVER RD
RICHMOND VA 23229-7801

* Denotes record owner of Fund shares only

36

American Beacon Zebra Small Cap Equity Fund

Shareholder Address	Fund Percentage (listed if over 25%)	A CLASS	C CLASS	Institutional CLASS	Investor CLASS	Y CLASS
CHARLES SCHWAB & CO INC*					40.45%
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905
LPL FINANCIAL*		30.43%	15.82%		6.19%	8.86%
FBO CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046
MORGAN STANLEY SMITH BARNEY LLC*			6.51%			25.03%
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1901
NATIONAL FINANCIAL SERVICES LLC*		5.84%	6.49%	81.43%	37.62%
FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
PERSHING LLC*		11.04%	5.20%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
RAYMOND JAMES*		9.22%	8.49%			10.57%
OMNIBUS FOR MUTUAL FUNDS
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100
UBS WM USA*		19.72%	23.01%			16.03%
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761
WELLS FARGO CLEARING SERVICES LLC*			9.37%			13.25%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
2801 MARKET ST
ST LOUIS MO 63103-2523

* Denotes record owner of Fund shares only

INVESTMENT SUB-ADVISORY AGREEMENTS

The Funds' sub-advisors are listed below with information regarding their controlling persons or entities. A person or entity with control with respect to an investment advisor has "the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company." Persons and entities affiliated with each sub-advisor are considered affiliates of a Fund with respect to which the subadvisor manages a portion of the Fund's assets.

Strategic Income Management, LLC ("SiM")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Brian Placzek	Majority Owners	Financial Services
Gary Pokrzywinski	Majority Owners	Financial Services

37

The London Company of Virginia, LLC ("The London Company")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Stephen McCarthy Goddard	Indirect Majority Owner	Financial Services
TLC Holdings, LLC	Majority Owner	Financial Services

Zebra Capital Management, LLC ("Zebra")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Roger Ibbotson	Majority Owner	Financial Services

The Trust, on behalf of the Funds, and the Manager have entered into an Investment Advisory Agreement with each sub-advisor pursuant to which each sub-advisor receives an annualized sub-advisory fee that is calculated and accrued daily based on a percentage of the Funds' average daily assets. Each Investment Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund on no less than thirty (30) days' nor more than sixty (60) days' written notice to the sub-advisor, or by the sub-advisor upon sixty (60) days' written notice to the Trust. The Investment Advisory Agreements will continue in effect provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders.

MANAGEMENT, ADMINISTRATIVE AND DISTRIBUTION SERVICES

The Manager

The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039 is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. ("RIM"). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC ("RIH"). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P. ("Purchasers"), investment funds affiliated with Kelso & Company, L.P. or Estancia Capital Management, LLC, which are private equity firms. The address of Kelso and its investment funds is 320 Park Avenue, 24th Floor, New York, NY 10022. The address of Estancia and its investment fund is 20865 N 90th Place, Suite 200, Scottsdale, AZ 85255. The address of RIH is 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.

Listed below are individuals and entities that may be deemed control persons of the Manager.

Controlling Person/Entity	Basis of Control/Status	Nature of Controlling Person/Entity Business/ Business History
Resolute Investment Holdings, LLC	Parent Company	Holding Company
Kelso Investment Associates VIII	Ownership in Parent Company	Investment Fund

The Manager is paid a management fee as compensation for providing the Funds with management and administrative services. The expenses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. The Management Agreement provides for the Manager to receive an annualized fee based on a percentage of a Fund's average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

Operating expenses directly attributable to a specific class are charged against the assets of that class.  Pursuant to the Management Agreement, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trust's operations. This includes:

■

complying with reporting requirements;

■

corresponding with shareholders;

■

maintaining internal bookkeeping, accounting and auditing services and records; and

■

supervising the provision of services to the Trust by third parties; and

■

administering the Funds' interfund lending facility and lines of credit, if applicable.

In addition to its oversight of the sub-advisors, the Manager may invest the portion of a Fund's assets that the sub-advisor determines to be allocated to short-term investments.

38

The Funds are responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of a Fund's tax returns; interest; costs of Trustee and shareholder meetings; preparing, printing and mailing Prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of a Fund's existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Trustees; insurance and fidelity bond premiums; fees paid to service providers providing reports regarding adherence by sub-advisors to the investment style of a Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the sub-advisors; and any extraordinary expenses of a nonrecurring nature.

The following tables show total management and administrative services fees paid to the Manager, fees waived or recouped by the Manager and the investment advisory fees paid to the sub-advisors based on total Fund assets for each of the Funds' three most recent fiscal years ended August 31. In the tables below, the compensation paid to the Manager was based on an annualized management fee of 0.05% of each Fund's average daily net assets and a separate annualized administrative services fee of 0.30% of each Fund's average daily net assets prior to May 29, 2016. Thereafter, each Fund paid the Manager a single annualized management fee of 0.35% of its average daily net assets for management and administrative services. In the table below, the fees paid to the sub-advisors are expressed both as a dollar amount and percentage of a Fund's average daily net assets.

Management Fees Paid to American Beacon Advisors, Inc.
Fund	2015	2016	2017
SiM High Yield Opportunities	$409,003	$1,107,417	$4,199,242
The London Company Income Equity	$258,603	$1,139,829	$4,016,577
Zebra Small Cap Equity	$10,174	$30,846	$129,080

Subadvisor Fees
Fund	2015	2016	2017
SiM High Yield Opportunities	$3,239,403	$3,346,296	$4,474,351
	0.40%	0.40%	0.37%
The London Company Income Equity	$1,643,657	$2,780,063	$3,580,239
	0.32%	0.31%	0.31%
Zebra Small Cap Equity	$109,269	$123,249	$201,112
	0.54%	0.54%	0.55%

Management Fees (Waived)/Recouped
Fund	2015	2016	2017
SiM High Yield Opportunities	$13,609	$(175,131)	$(44,356)
The London Company Income Equity	$122,723	$32,683	$0
Zebra Small Cap Equity	$(105,676)	$(130,345)	$(144,028)

Administrative Service Fees
Fund	2015	2016	2017
SiM High Yield Opportunities	$2,454,020	$1,825,145	$0
The London Company Income Equity	$1,551,615	$1,993,748	$0
Zebra Small Cap Equity	$61,043	$50,421	$0

The Manager (or another entity approved by the Board) under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act, is paid up to up to 0.25% per annum of the average daily net assets of the A Class shares and up to 1.00% per annum of the average daily net assets of the C Class shares of the Funds for distribution and shareholder servicing related services, including expenses relating to selling efforts of various broker-dealers, shareholder servicing fees and the preparation and distribution of A Class and C Class advertising material and sales literature. The Manager will receive Rule 12b-1 fees from the A Class and C Class regardless of the amount of the Manager's actual expenses related to distribution and shareholder servicing efforts on behalf of each Class. Thus, the Manager may realize a profit or a loss based upon its actual distribution and shareholder servicing related expenditures for the A Class and C Class shares. The Manager anticipates that the Rule 12b-1 plan will benefit shareholders by providing broader access to the Funds through broker-dealers and other financial intermediaries who require compensation for their expenses in order to offer shares of the Funds. Distribution fees pursuant to Rule 12b-1 under the Investment Company Act for the fiscal year ended August 31, 2017 were:

39

A Class
Fund	Distribution Fee
SiM High Yield Opportunities	$216,319
The London Company Income Equity	$240,172
Zebra Small Cap Equity	$16,023

C Class
Fund	Distribution Fee
SiM High Yield Opportunities	$731,150
The London Company Income Equity	$1,728,697
Zebra Small Cap Equity	$21,216

The A Class, C Class, and Investor Class have each adopted a Service Plan (collectively, the "Plans"). The Plans authorize the payment to the Manager (or another entity approved by the Board) of up to 0.375% per annum of the average daily net assets of the Investor Class shares, up to 0.25% per annum of the average daily net assets of the A Class shares and up to 0.25% per annum of the average daily net assets of the C Class shares. In addition, a Fund may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y Class and Institutional Class shares.  The Manager or other approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of A Class, C Class, Y Class, Institutional Class and Investor Class shares including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees, which are included as part of each Fund's "Other Expenses" in the Table of Fees and Expenses in the Prospectus, will be payable monthly in arrears. The fees for each Class will be paid, or reimbursed, on the actual expenses incurred in a particular month by the entity for the services provided pursuant to the respective Class and its Service Plan, if applicable. The primary expenses expected to be incurred are shareholder servicing, record keeping fees and servicing fees paid to financial intermediaries such as plan sponsors and broker-dealers. Service fees paid by the A Class, C Class, Y Class and Investor Class shares of each Fund pursuant to the applicable Service Plan for the last three fiscal years ended August 31 were as follows:

A Class
Fund	2015	2016	2017
SiM High Yield Opportunities	$131,815	$107,385	$129,791
The London Company Income Equity	$84,124	$121,180	$144,103
Zebra Small Cap Equity	$7,263	$7,159	$9,614

C Class
Fund	2015	2016	2017
SiM High Yield Opportunities	$115,125	$102,870	$109,672
The London Company Income Equity	$136,440	$228,583	$259,304
Zebra Small Cap Equity	$2,283	$2,371	$3,182

Y Class
Fund	2015	2016	2017
SiM High Yield Opportunities	$292,535	$312,931	$285,059*
The London Company Income Equity	$251,186	$471,818	$359,090*
Zebra Small Cap Equity	$9,380	$9,126	$8,364*

* Service Fees for Y Class from August 31, 2016 to April 1, 2017.

Investor Class
Fund	2015	2016	2017
SiM High Yield Opportunities	$760,286	$395,652	$450,928
The London Company Income Equity	$57,798	$79,462	$110,154
Zebra Small Cap Equity	$7,379	$13,237	$24,428

The Manager also may receive up to 10% of the net monthly income generated from the securities lending activities of the Funds as compensation for administrative and oversight functions with respect to securities lending of the Funds. Currently, the Manager receives 10% of such income for applicable series of the Trust. Fees received by the Manager from securities lending for the last three fiscal years ended August 31 were approximately as follows:

40

Fund	2015	2016	2017
The London Company Income Equity	N/A	N/A	$428
Zebra Small Cap Equity	$1,265	$1,342	$9,896

State Street Bank and Trust Company ("State Street") serves as securities lending agent for each Fund and in that role administers each Fund's securities lending program pursuant to the terms of a securities lending agency agreement entered into between each Fund and State Street ("Securities Lending Agreement").

As securities lending agent, State Street is responsible for the implementation and administration of each Fund's securities lending program. State Street's responsibilities include: (1) lending available securities to approved borrowers; (2) determining whether a loan shall be made and negotiating the terms and conditions of the loan with the borrower, provided that such terms and conditions are consistent with the terms and conditions of the Securities Lending Agreement; (3) receiving and holding, on the Fund's behalf, or transferring to a fund account, upon instruction by the Fund, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities; (4) marking loaned securities and collateral to their market value each business day; (5) obtaining additional collateral, as needed, to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement; (6) returning the collateral to the borrower, at the termination of the loan, upon the return of the loaned securities; (7) investing cash collateral in permitted investments, including the American Beacon U.S. Government Money Market Select Fund; and (8) establishing and maintaining records related to the Fund's securities lending activities.

State Street is compensated for the above-described services from its securities lending revenue split, as provided in the Securities Lending Agreement. The table below shows the income each Fund earned and the fees and compensation it paid to service providers (including fees paid to State Street as securities lending agent and the Manager for administrative and oversight functions) in connection with its securities lending activities during its most recent fiscal year.

	The London Company Income Equity Fund	Zebra Small Cap Equity Fund
Gross income earned by the fund from securities lending activities	$2,335.27	$3,073.36
Fees and/or compensation paid by the fund for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$62.86	$138.92
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$0.00	$0.00
Administrative fees not included in revenue split	$0.00	$0.00
Indemnification fee not included in revenue split	$0.00	$0.00
Rebate (paid to borrower)	$1,706.68	$1,690.12
Other fees not included in revenue split (specify)	$0.00	$0.00
Aggregate fees/compensation paid by the fund for securities lending activities	$1,769.54	$1,829.04
Net income from securities lending activities	$565.73	$1,244.32

The SEC has granted exemptive relief that permits the Funds to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

The Manager has contractually agreed from time to time to waive fees and/or reimburse expenses for the Funds in order to maintain competitive expense ratios for the Funds. In July of 2003, the Board approved a policy whereby the Manager may seek repayment for such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by a Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Fund's Total Annual Fund Operating Expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment.

41

The Distributor

Foreside Fund Services, LLC ("Foreside" or "Distributor"), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor and principal underwriter of the Funds' shares. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Funds' shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds. Pursuant to a Sub-Administration Agreement between Foreside and the Manager, Foreside receives a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the Trust, including the registration of Manager employees as registered representatives of the Distributor to facilitate distribution of Fund shares. Foreside also receives a fee from the Manager under a Marketing Agreement pursuant to which Foreside provides services in connection with the marketing of a Fund to institutional investors. Pursuant to the Distribution Agreement, the Distributor receives, and may re-allow to broker-dealers, all or a portion of the sales charge paid by the purchasers of A and C Class shares. For A and C Class shares, the Distributor receives commission revenue consisting of the portion of A and C Class sales charge remaining after the allowances by the Distributor to the broker dealers. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.

The aggregate commissions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charge ("CDSC") retained by the Distributor on the redemption of shares during each of the Fund's three most recent fiscal years ended August 31 are shown in the table below.

American Beacon Fund	Fiscal Year	Aggregate Commissions	Amount Retained by the Distributor
SiM High Yield Opportunities Fund	2017	$251,693	$32,256
	2016	$251,959	$28,217
	2015	$314,295	$33,716
The London Company Income Equity Fund	2017	$635,861	$73,974
	2016	$1,567,923	$146,600
	2015	$1,807,206	$169,922
Zebra Small Cap Equity Fund	2017	$22,541	$2,546
	2016	$11,314	$612
	2015	$6,585	$533

Effective March 1, 2018, Resolute Investment Distributors, Inc. will replace Foreside as the Fund(s)' distributor and principal underwriter.

OTHER SERVICE PROVIDERS

State Street, located at 1 Iron Street, Boston, Massachusetts 02110, serves as custodian for the Funds. In addition to its other duties as custodian, pursuant to an Administrative Services Agreement and instructions given by the Manager, State Street may receive compensation from the Funds for investing certain excess cash balances in designated futures or forwards. State Street also serves as the Funds' Foreign Custody Manager pursuant to rules adopted under the Investment Company Act, whereby it selects and monitors eligible foreign sub-custodians.

Boston Financial Data Services, Inc. ("BFDS"), located at 330 W. 9th Street, Kansas City, Missouri 64105, is the transfer agent and dividend paying agent for the Trust and provides these services to Fund shareholders.  Effective January 1, 2018, the name of BFDS will change to DST Asset Manager Solutions, Inc.

The Funds' independent registered public accounting firm is Ernst & Young LLP, which is located at 2323 Victory Avenue, Suite 2000, Dallas, Texas 75219.

K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Funds.

PORTFOLIO MANAGERS

The portfolio managers to each Fund (the "Portfolio Managers") have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts has been provided by each Portfolio Manager's firm and is set forth below. The number of accounts and assets is shown as of August 31, 2017.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts
Strategic Income Management, LLC
Brian Placzek	1($54.44 mil)	1($0.47 mil)	1($111.88 mil)	None	1($0.47 mil)	None
Gary Pokrzywinski	1($54.44 mil)	1($0.47 mil)	1($111.88 mil)	None	1($0.47 mil)	None

42

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts
The London Company of Virginia, LLC
Stephen M. Goddard	4 ($1.5 bil)	None	614 ($8.03 bil)	None	None	2 ($6.8 mil)
Jonathan T. Moody	4 ($1.5 bil)	None	614 ($8.03 bil)	None	None	None
J. Brian Campbell	4 ($1.5 bil)	None	614 ($8.03 bil)	None	None	None
Mark E. DeVaul	4 ($1.5 bil)	None	614 ($8.03 bil)	None	None	None

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts
Zebra Capital Management, LLC
Roger Ibbotson	N/A	7 ($626.3 mil)	7 ($255.4 mil)	N/A	7 ($626.3 mil)	0 ($0)
Eric Stokes	N/A	7 ($626.3 mil)	7 ($255.4 mil)	N/A	7 ($626.3 mil)	0 ($0)

Conflicts of Interest

As noted in the table above, the Portfolio Managers manage accounts other than the Funds. This side-by-side management may present potential conflicts between a Portfolio Manager's management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the Manager and each sub-advisor of any foreseeable material conflicts of interest that may arise from the concurrent management of a Fund and other accounts. The information regarding potential conflicts of interest of a sub-advisor was provided by the sub-advisor.

Strategic Income Management, LLC. ("SiM") SiM's portfolio managers are responsible for managing the Fund and other accounts, including separate accounts and other mutual funds. SiM assigns accounts with similar investment strategies to the same Portfolio Manager to mitigate the potentially conflicting investment strategies of accounts.

The side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to certain trading practices used by SiM's Portfolio Managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). SiM has developed policies and procedures reasonably designed to mitigate those conflicts, including policies limiting the ability of Portfolio Managers to cross securities between a Fund and a separate account and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The London Company of Virginia, LLC. ("The London Company"). Actual or potential conflicts of interest may arise when the portfolio manager has management responsibilities for more than one client account including and not limited to the execution and allocation of investment opportunities, use of soft dollars and other brokerage practices, and personal securities trading. TLC has adopted policies and procedures it believes are reasonably designed to address such conflicts.

Zebra Capital Management, LLC. ("Zebra") Certain of Zebra's portfolio managers have business commitments in addition to those of Zebra. However, they regard Zebra's business a priority business activity. Zebra believes that the potential for a conflict of interest is mitigated by Zebra's team approach to the investment process and the fact that at least one of the Firm's principals devotes all of his time to the Zebra business.

Zebra's portfolio managers or investment analysts who serve the Fund also perform services for other accounts, including private investment funds and separately managed accounts, and allocate their time and resources across all products. Zebra had adopted policies and procedures it believes are reasonably designed to address conflicts of interest which may arise as a result thereof, including policies and procedures relating to the allocation of securities purchased on an aggregated basis.

Zebra exercises independent oversight of the investment process via compliance and risk monitoring to prevent taking undue risk.

Compensation

The following is a description provided by each investment sub-advisor regarding the structure of and criteria for determining the compensation of each Portfolio Manager as of August 31, 2017.

SiM SiM does not use formulas to determine portfolio manager compensation. SiM believes in the team approach to portfolio management and thus believes in the team approach to compensation. The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at the SiM will increase over time, if and when assets continue to grow through competitive performance. Lastly, many of

43

our key investment personnel have a long-term incentive compensation plan in the form of an equity interest in SiM. This compensation format ensures client and portfolio manager interests are aligned and provides significant incentive for the long-term continuity of the investment team.

The London Company Portfolio managers are compensated with a combination of salary and bonus. Investment professionals are evaluated on specific responsibilities that include investment recommendations, quality of research, client retention, and overall contribution to the firm. Annual reviews are given and above average compensation increases plus bonuses are targeted with firm growth and individual performance. There are no specific incentive arrangements for performance attached to this fund. A substantial portion of a portfolio manager's compensation is not tied to performance of the accounts he or she manages.

Zebra Zebra's portfolio managers receive a fixed salary and bonus.

Ownership of the Funds

A Portfolio Manager's beneficial ownership of a Fund is defined as the Portfolio Manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the Portfolio Manager's immediate family or by a trust of which the Portfolio Manager is a trustee could be considered ownership by the Portfolio Manager. The tables below set forth each Portfolio Manager's beneficial ownership of the Fund(s) under that Portfolio Manager's management as of August 31, 2017 as provided by the sub-advisors.

Name of Investment Advisor and Portfolio Manager	SiM High Yield Opportunities Fund
Strategic Income Management, LLC
Brian Placzek	$250,001-$500,000
Gary Pokrzywinski	Over $1,000,000

Name of Investment Advisor and Portfolio Manager	The London Income Equity Fund
The London Company of Virginia, LLC
Stephen M Goddard	Over $1,000,000
Jonathan T. Moody	None
J. Brian Campbell	$100,001-$500,000
Mark E. DeVaul	$10,001-$50,000

Name of Investment Advisor and Portfolio Manager	Zebra Small Cap Equity Fund
Zebra Capital Management, LLC
Roger Ibbotson	None
Eric Stokes	None

PORTFOLIO SECURITIES TRANSACTIONS

In selecting brokers or dealers to execute particular transactions, the Manager and the sub-advisors are authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provision of statistical quotations (including the quotations necessary to determine a Fund's NAV), and other information provided to the applicable Fund, to the Manager and/or to the sub-advisors (or their affiliates), provided, however, that the Manager or the sub-advisor must always seek best execution. Research and brokerage services may include information on portfolio companies, economic analyses, and other investment research services. The Trust does not allow the Manager or sub-advisors to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers. The Manager and the sub-advisors are also authorized to cause a Fund to pay a commission (as defined in SEC interpretations) to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Manager or the sub-advisors, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Manager or the sub-advisor exercises investment discretion. The fees of the sub-advisors are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the Board, as applicable, the Manager, or the sub-advisors (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the Investment Company Act) for doing so. Brokerage and research services obtained with Fund commissions might be used by the Manager and/or the sub-advisors, as applicable, to benefit their other accounts under management.

44

The Manager and each sub-advisor will place its own orders to execute securities transactions that are designed to implement the applicable Fund's investment objective and policies. In placing such orders, each sub-advisor will seek best execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. Pursuant to written guidelines approved by the Board, as appropriate, a sub-advisor of a Fund, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 of the Investment Company Act) for doing so. A Fund's turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and a Fund's cash flows. High portfolio turnover increases a Fund's transaction costs, including brokerage commissions, and may result in a greater amount of recognized capital gains.

The Investment Advisory Agreements provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of each sub-advisor is to seek best execution. In assessing available execution venues, each sub-advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the value of any eligible research, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Transactions with respect to the securities of small and emerging growth companies in which a Fund may invest may involve specialized services on the part of the broker or dealer and thereby may entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

Each Fund may establish brokerage commission recapture arrangements with certain brokers or dealers. If a sub-advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to a Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. Neither the Manager nor any of the sub-advisors receive any benefits from the commission recapture program. A sub-advisor's participation in the brokerage commission recapture program is optional. Each sub-advisor retains full discretion in selecting brokerage firms for securities transactions and is instructed to use the commission recapture program for a transaction only if it is consistent with the sub-advisor's obligation to seek the best execution available.

For the fiscal year ended August 31, 2017, the following Funds received the amounts shown as a result of participation in the commission recapture program:

American Beacon Fund	Amount Received (in thousands)
The London Company Income Equity	$23,740

For the fiscal years ended August 31, 2015, 2016 and 2017, no brokerage commissions were paid to affiliated brokers by any of the Funds.

For the fiscal years ending August 31, 2015, 2016 and 2017 the following brokerage commissions were paid by the Funds. Fluctuations in brokerage commissions from year to year were primarily due to increases or decreases in Fund assets resulting in increased trading. Shareholders of these Funds bear only their pro-rata portion of such expenses.

American Beacon Fund	2015	2016	2017
SiM High Yield Opportunities	$77,187	$50,987	$38,441
The London Company Income Equity Fund	$409,151	$392,383	$217,286
Zebra Small Cap Equity	$31,967	$29,824	$42,985

The table below reflects the amount of transactions each Fund directed to brokers in part because of research services provided and the amount paid in commissions on such transactions for the fiscal year ended August 31, 2017.

American Beacon Fund	Amounts Directed	Amounts Paid in Commissions
SiM High Yield Opportunities	N/A	N/A
The London Company Income Equity	$124,263,560	$51,975
Zebra Small Cap Equity	N/A	N/A

The following table lists each Fund that as of the fiscal year ended August 31, 2017 held securities issued by a broker-dealer (or by its parent) that was one of the top ten brokers or dealers through which a Fund executed transactions or sold shares.

Regular Broker-Dealers	American Beacon Fund	Aggregate Value of Securities
Wells Fargo	The London Company	$53,797

ADDITIONAL PURCHASE AND SALE INFORMATION FOR A CLASS SHARES

Sales Charge Reductions and Waivers

As described in the Prospectus, there are various ways to reduce your sales charge when purchasing A Class shares. Additional information about A Class sales charge reductions is provided below.

Letter of Intent ("LOI").The LOI may be revised upward at any time during the 13-month period of the LOI ("LOI Period"), and such a revision will be treated as a new LOI, except that the LOI Period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised LOI. The LOI will be considered completed if the shareholder dies within

45

the 13-month LOI Period. Commissions to dealers will not be adjusted or paid on the difference between the LOI amount and the amount actually invested before the shareholder's death.

All dividends and other distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified LOI Period, the purchaser may be required to remit to the transfer agent the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder's account at the time a purchase was made during the LOI Period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the LOI Period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Funds for the balance still outstanding.

Rights of Accumulation. Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in any class of the American Beacon Funds to determine your sales charge for A Class shares on investments in accounts eligible to be aggregated. If you make a gift of A Class shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your investments in any class of the American Beacon Funds.

Aggregation. Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the Prospectus, if all parties are purchasing shares for their own accounts and/or:

■

individual-type employee benefit plans, such as an individual retirement account ("IRA"), individual 403(b) plan or single-participant Keogh-type plan;

■

business accounts solely controlled by you or your immediate family (for example, you own the entire business);

■

trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct the Fund's transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

■

endowments or foundations established and controlled by you or your immediate family; or

■

529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

■

for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

■

made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act, excluding the individual-type employee benefit plans described above;

■

for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

■

for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales Charges" above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the Investment Company Act. Purchases made for nominee or street name accounts (securities held in the name of a broker- dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent Purchases. As described in the Prospectus, you may reduce your A Class sales charge by combining simultaneous purchases in any of the American Beacon Funds.

Other Purchases. Pursuant to a determination of eligibility by the Manager, A Class shares of a Fund may be sold at NAV (without the imposition of a front-end sales charge) to:

1

current or retired trustees, and officers of the American Beacon Funds family, current or retired employees and directors of the Manager and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

2

currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, "Eligible Persons") (and their spouses, and children, including children in step and adoptive relationships, sons-in- law and daughters-in-law, if the Eligible Persons or the spouses or children of the Eligible Persons are listed in the account registration with the spouse or parent) of broker-dealers who have sales agreements with the Distributor (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses and/or children;

3

companies exchanging securities with a Fund through a merger, acquisition or exchange offer;

4

insurance company separate accounts;

5

accounts managed by the Manager, a sub-advisor to a Fund and its affiliated companies;

6

the Manager or a sub-advisor to a Fund and its affiliated companies;

7

an individual or entity with a substantial business relationship with, which may include the officers and employees of the Funds' custodian or transfer agent, the Manager or a sub-adviser to a Fund and its affiliated companies, or an individual or entity related or relating to such individual or entity;

8

full-time employees of banks that have sales agreements with the Distributor, who are solely dedicated to directly supporting the sale of mutual funds;

46

9

directors, officers and employees of financial institutions that have a selling group agreement with the Distributor;

10

banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a Fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee;

11

clients of authorized dealers purchasing shares in fixed or flat fee brokerage accounts;

12

Employer-sponsored defined contribution - type plans, including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and IRA rollovers involving retirement plan assets invested in a Fund in the American Beacon Funds fund family; and

13

Employee benefit and retirement plans for the Manager and its affiliates.

Shares are offered at NAV to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this NAV privilege, additional investments can be made at NAV for the life of the account.

It is possible that a broker-dealer may not be able to offer one or more of these waiver categories. If this situation occurs, it is possible that the investor would need to invest directly through American Beacon Funds in order to take advantage of the waiver. A Fund may terminate or amend the terms of these sales charge waivers at any time.

Moving Between Accounts. Investments in certain account types may be moved to other account types without incurring additional A Class sales charges. These transactions include, for example:

■

redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase Fund shares in an IRA or other individual-type retirement account;

■

"required minimum distributions" (as described in Section 401(a)(9) of the Internal Revenue Code) from an IRA or other individual-type retirement account used to purchase Fund shares in a non-retirement account;

■

death distributions paid to a beneficiary's account that are used by the beneficiary to purchase Fund shares in a different account; and

■

it is possible that a broker-dealer may not be able to offer the ability to move between accounts. If this situation occurs, it is possible that the investor would need to invest directly through American Beacon Funds in order to take advantage of this privilege.  Please contact your financial intermediary for additional information.

ADDITIONAL INFORMATION REGARDING CONTINGENT DEFERRED SALES CHARGES

As discussed in the Prospectus, the redemption of C Class shares may be subject to a contingent deferred sales charge ("CDSC") if you redeem your shares within 12 months of purchase. If you purchased $1,000,000 or more of A Class shares of the Funds (and therefore paid no initial sales charges) and subsequently redeem your shares within 18 months of your purchase, you may be charged a CDSC upon redemption. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or other distributions, or upon amounts representing share appreciation. As described in the Prospectus, there are various circumstances under which the CDSC will be waived. Additional information about CDSC waivers is provided below.

The CDSC is waived under the following circumstances:

■

Any partial or complete redemption following death or "disability" (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Manager or the Fund's transfer agent may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

■

Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the Manager or the Fund's transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

■

Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code. The CDSC will be waived for benefit payments made by American Beacon Funds directly to plan participants. Benefit payments include, but are not limited to, payments resulting from death, "disability," "retirement," and "separation from service" (each as defined in the Internal Revenue Code) and "required minimum distributions" (as described in Section 401(a)(9) of the Internal Revenue Code), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

■

Redemptions that are mandatory withdrawals from a traditional IRA after age 70 1/2.

■

Involuntary redemptions as a result of your account not meeting the minimum balance requirements, the termination and liquidation of the Fund, or other actions by the Fund.

■

Distributions from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver.

■

To return excess contributions made to a retirement plan.

■

To return contributions made due to a mistake of fact.

The following example illustrates the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With

47

respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 1.00%, the CDSC would be $40 for redemptions of C Class shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

REDEMPTIONS IN KIND

Although each Fund intends to redeem shares in cash, each reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the applicable Fund's NAV during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, to the extent a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

TAX INFORMATION

The tax information in the Prospectus and in this section relates solely to the federal income tax law and assumes that each Fund will continue to qualify each taxable year as a "regulated investment company" under the Internal Revenue Code ("RIC") (as discussed below). The tax information in this section is only a summary of certain key federal tax considerations affecting the Funds and their shareholders and is in addition to the tax information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal income tax treatment of each Fund or the tax implications to their shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning. The tax information is based on the Internal Revenue Code and applicable regulations in effect, and administrative pronouncements and judicial decisions publicly available, on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Funds and their shareholders. Any of these changes or court decisions may have a retroactive effect.

Taxation of the Funds

Each Fund intends to continue to qualify each taxable year for treatment as a RIC under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code. To so qualify, each Fund (which is treated as a separate corporation for these purposes) must, among other requirements:

■

Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income, including gains from options, futures or forward contracts, derived with respect to its business of investing in securities or those currencies ("Qualifying Other Income") and (2) net income derived from an interest in a "qualified publicly traded partnership" ("QPTP") ("Gross Income Requirement"). A QPTP is a "publicly traded partnership" other than a partnership at least 90% of the gross income of which is Qualifying Other Income;

■

Diversify its investments so that, at the close of each quarter of its taxable year: (1) at least 50% of the value of its total assets is represented by cash and cash items, Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (2) not more than 25% of the value of its total assets is invested in (a) the securities (other than Government securities or securities of other RICs) of any one issuer, (b) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses; or (c) the securities of one or more QPTPs ("Diversification Requirements"); and

■

Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income, the excess (if any) of net short-term capital gain over net long-term capital loss, and net gains and losses, if any, from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement").

By qualifying for treatment as a RIC, a Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If for any taxable year a Fund does not qualify for that treatment - either (1) by failing to satisfy the Distribution Requirement, even if it satisfies the Gross Income and Diversification Requirements ("Other Requirements"), or (2) by failing to satisfy any of the Other Requirements and is unable to, or determines not to, avail itself of Internal Revenue Code provisions that enable a RIC to cure a failure to satisfy any of the Other Requirements as long as the failure "is due to reasonable cause and not due to willful neglect" and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements - then for federal tax purposes, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to its shareholders, and the dividends it pays would be taxable to its shareholders as ordinary income (or possibly, for individual and certain other non-corporate shareholders (each, an "individual"), as "qualified dividend income" (as described in the Prospectus) ("QDI")) to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify for RIC treatment would therefore have a negative impact on a Fund's income and performance. Furthermore, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. It is possible that a Fund will not qualify as a RIC in any given taxable year.

Each Fund will be subject to a nondeductible 4% federal excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and substantially all of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.  Each Fund intends to make sufficient distributions by the end of each calendar year to avoid liability for the Excise Tax.

48

Taxation of Certain Investments and Strategies

Hedging strategies, such as entering into forward contracts and selling (writing) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of gains and losses a Fund may realize in connection therewith. In general, a Fund's (1) gains from the disposition of foreign currencies and (2) Qualifying Other Income will be treated as qualifying income under the Gross Income Requirement.

Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains realized on investments by foreign investors. It is impossible to determine the effective rate of any Fund's foreign tax in advance, since the amount of its assets to be invested in various countries is not known.

Each Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of the value (or adjusted tax basis, if elected) of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund that holds stock of a PFIC will be subject to federal income tax on a portion of any "excess distribution" it receives on the stock and of any gain on its disposition of that stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible to be treated as QDI.

If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of incurring the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF's annual ordinary earnings and net capital gain — which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the QEF did not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Alternatively, each Fund may elect to "mark to market" any stock in a PFIC it owns at the end of its taxable year, in which event it would be required to distribute to its shareholders any resulting gains in accordance with the Distribution Requirement. "Marking-to-market," in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein (including any net mark-to-market gain or loss for each prior taxable year for which an election was in effect) as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, a Fund may not be able, at the time it acquires a foreign corporation's stock, to ascertain whether the corporation is a PFIC and a foreign corporation may become a PFIC after a Fund acquires stock therein. While each Fund generally will seek to minimize its investment in PFIC stock, and to make appropriate elections when they are available, to lessen the adverse tax consequences detailed above, there are no guarantees that it will be able to do so, and each Fund reserves the right to make those investments as a matter of its investment policy.

Each Fund may invest in one or more limited liability companies ("LLCs") and limited partnerships ("LPs") that will be classified for federal tax purposes as partnerships (and, except as expressly stated below, this discussion assumes that classification). LLCs and LPs in which a Fund may invest may include (1) a "publicly traded partnership" (that is, a partnership the interests in which are "traded on an established securities market" or "readily tradable on a secondary market (or the substantial equivalent thereof)") (a "PTP"), which may be a QPTP, or (2) a non-QPTP at least 90% of the income of which is Qualifying Other Income.

If an LLC or LP in which a Fund invests is a QPTP, all its net income (regardless of source) will be qualifying income under the Gross Income Requirement for the Fund. A Fund's investment in QPTPs, together with certain other investments, however, may not exceed 25% of the value of its total assets at the end of each quarter of its taxable year in order to satisfy one of the Diversification Requirements. In addition, if a Fund holds more than 10% of a QPTP's equity securities, none of those securities will count toward its satisfying those requirements.

With respect to non-QPTPs, (1) if an LLC or LP (including a PTP) is treated for federal tax purposes as a corporation, distributions from it to a Fund might be treated as QDI and disposition of the Fund's interest therein would generate gain or loss from the disposition of a security, or (2) if such an LLC or LP is not treated for those purposes as a corporation, the Fund would be treated as having earned its proportionate share of each item of income the LLC or LP earned. In the latter case, a Fund would be able to treat its share of the entity's income as qualifying income under the Gross Income Requirement only to the extent that income would be such if realized directly by the Fund in the same manner as realized by the LLC or LP. Certain LLCs and LPs (e.g., private funds) in which a Fund may invest may generate income and gains that are not such qualifying income. Each Fund will monitor its investments in LLCs and LPs to assure its compliance with the requirements for continued qualification as a RIC.

Some futures contracts, foreign currency contracts, and "non-equity" options (i.e., certain listed options, such as those on a "broad-based" securities index) - except any "securities futures contract" that is not a "dealer securities futures contract" (both as defined in the Internal Revenue Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement - in which a Fund invests may be subject to Internal Revenue Code section 1256 (collectively, "Section 1256 contracts"). Any Section 1256 contract a Fund holds at the end of its taxable year must be "marked-to-market" (that is, treated as having been sold at that time for its fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized.

49

Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

Section 988 of the Internal Revenue Code also may apply to a Fund's forward currency contracts and options and futures contracts on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If a Fund's section 988 losses exceed its other investment company taxable income during a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year (including those made before the losses were realized) would be characterized as a non-taxable "return of capital" to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares and treating any part of such distribution exceeding that basis as gain from the disposition of those shares.

Offsetting positions a Fund enters into or holds in any actively traded option, futures or forward contract may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of recognition of a Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) losses realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) a Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available, which may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle at least one, but not all, positions of which are Section 1256 contracts).

When a covered call option written (sold) by a Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

If a Fund has an "appreciated financial position" — generally, any position (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Certain aspects of the tax treatment of derivative instruments are currently unclear and may be affected by changes in legislation, regulations, administrative rules, and/or other legally binding authority that could affect the treatment of income from those instruments and the character, timing of recognition and amount of a Fund's taxable income or net realized gains and distributions. If the Internal Revenue Service ("IRS") were to assert successfully that income a Fund derives from those investments does not constitute Qualifying Other Income, the Fund might cease to qualify as a RIC (with the consequences described above under "Taxation of the Funds") or might be required to reduce its exposure to such investments.

A Fund may acquire zero coupon or other securities issued with original issue discount ("OID") (such as STRIPS). As a holder of those securities, a Fund must include in its gross income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, a Fund must include in its gross income each taxable year securities it receives as interest on pay-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income (such as that interest), to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of its portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Taxation of the Funds' Shareholders

General - Dividends and other distributions a Fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be reportable by, and taxed to, those shareholders for the taxable year in which that December 31 falls.

If Fund shares are redeemed at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. In addition, any loss a shareholder realizes on a redemption of Fund shares will be

50

disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the redemption; in that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss. Investors also should be aware that the price of Fund shares at any time may reflect the amount of a forthcoming dividend or other distribution, so if they purchase Fund shares shortly before the record date for a distribution, they will pay full price for the shares and receive some part of the price back as a taxable distribution, even though it represents a partial return of invested capital.

If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, as it has in one or more previous taxable years, file an election for that year with the IRS that would enable its shareholders to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it pays. Pursuant to the election, the Fund(s) would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend a Fund paid that represents income from foreign or U.S. possessions sources ("foreign-source income") as the shareholder's own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If a Fund makes this election for a taxable year, it will report to its shareholders shortly after that year their respective shares of the foreign taxes it paid and its foreign-source income for that year.

Individuals shareholders of the Fund who, for a taxable year, have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on IRS Forms 1099 and all of whose foreign-source income is "qualified passive income" may elect for that year to be exempt from the extremely complicated foreign tax credit limitation for federal income tax purposes (about which shareholders may wish to consult their tax advisers), in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its portion of foreign taxes the Fund paid that is allocable to Fund shares the shareholder has not held for at least 16 days during the 31-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder's risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its federal income tax liability unless the Fund dividends paid to it are effectively connected with the shareholder's conduct of a U.S. trade or business.

Basis Election and Reporting - A Fund shareholder who wants to use an acceptable method for basis determination with respect to Fund shares he or she acquired or acquires after December 31, 2011 ("Covered Shares"), other than the average basis method (the Funds' default method) must elect to do so in writing, which may be electronic. The basis determination method a Fund shareholder elects may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from redemptions of Fund shares, each Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares that are redeemed or exchanged and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them. Fund shareholders who acquire and hold Covered Shares through a financial intermediary should contact their financial intermediary for information related to the basis election and reporting.

Backup Withholding - A Fund is required to withhold and remit to the U.S. Treasury 28% of dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, "backup withholding"). Withholding at that rate also is required from each Fund's dividends and capital gain distributions otherwise payable to such a shareholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly or (2) fails to certify to the Fund that he or she is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax; rather any amounts so withheld may be credited against the shareholder's federal income tax liability or refunded.

Non-U.S. Shareholders - Dividends a Fund pays to a shareholder who is a nonresident alien individual or foreign entity (each a "non-U.S. shareholder") -- other than (1) dividends paid to a non-U.S. shareholder whose ownership of the Fund's shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year -- generally are subject to 30% federal withholding tax (unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty). However, two categories of dividends a Fund might pay, "short-term capital gain dividends" and "interest-related dividends," to non-U.S. shareholders (with certain exceptions) and reported by it in writing to its shareholders are exempt from that tax. "Short-term capital gain dividends" are dividends that are attributable to net short-term gain, computed with certain adjustments. "Interest-related dividends" are dividends that are attributable to "qualified net interest income" (i.e., "qualified interest income," which generally consists of certain original issue discount, interest on obligations "in registered form," and interest on deposits, less allocable deductions) from sources within the United States. Non-U.S. shareholders are urged to consult their own tax advisers concerning the applicability of that withholding tax.

Each Fund may invest in the equity securities of corporations or other entities that invest in U.S. real property, including REITs. The sale of a U.S. real property interest by a REIT or "United States real property holding corporation" (as defined in the Internal Revenue Code) in which the Fund invests may trigger special tax consequences to the Fund's non-U.S. shareholders, who are urged to consult their tax advisers regarding those consequences.

Foreign Account Tax Compliance Act ("FATCA") -Under FATCA, "foreign financial institutions" ("FFIs") and "non-financial foreign entities" ("NFFEs") that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on (1) income dividends a Fund pays and (2) certain capital gain distributions and the proceeds of redemptions of shares a Fund pays after December 31, 2018. As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial

51

accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, information regarding substantial U.S. owners.

The U.S. Treasury has negotiated intergovernmental agreements ("IGAs") with certain countries and is in various stages of negotiations with other foreign countries with respect to alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country's government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An FFI can avoid FATCA withholding by becoming a "participating FFI," which requires the FFI to enter into a tax compliance agreement with the IRS under the Internal Revenue Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which may, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide it with documentation properly certifying the entity's status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.

Income From Investment in Real Estate. - A Fund may invest in the equity securities of corporations or other entities that invest in U.S. real property, including REITs. The sale of a U.S. real property interest by a REIT or "United States real property holding corporation" in which a Fund invests may trigger special tax consequences to the Fund's non-U.S. shareholders, who are urged to consult their tax advisers regarding those consequences.

Each Fund may invest in REITs, which may (1) hold residual interests in "real estate mortgage investment conduits" ("REMICs") or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools ("TMPs") or have a qualified REIT subsidiary that is a TMP. A part of the net income allocable to REMIC residual interest holders may be an "excess inclusion." The Internal Revenue Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury and the IRS issued a notice in 2006 ("Notice") announcing that, pending the issuance of further guidance (which has not yet been issued), the IRS would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP's excess inclusion income under a "reasonable method," (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not "disqualified organizations" (i.e., governmental units and tax-exempt entities that are not subject to tax on their "unrelated business taxable income" ("UBTI")) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocable to its shareholders that are disqualified organizations, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, IRAs, and public charities) constitutes UBTI to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) above (substituting "that are nominees" for "that are not ‘disqualified organizations'" in clause (3) and inserting "record" after "its" in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. No Fund will invest directly in REMIC residual interests or intends to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

After calendar year-end, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution, or "return of capital") of one or more of the distributions they have made during that year.  A Fund that holds shares in such a REIT and receives such distributions thus would have to re-categorize some of the distributions it made to its shareholders. These changes would be reflected in annual Forms 1099 sent to the Fund's shareholders, together with other tax information. Those forms generally will be distributed to them in February of each year, although a Fund may, in one or more years, request from the IRS an extension of time to distribute those forms until mid-March to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to its shareholders on a single form (rather than having to send them amended forms).

Other Taxes - Statutory rules and regulations regarding state and local taxation of ordinary income dividends, QDI dividends and net capital and foreign currency gain distributions may differ from the federal income taxation rules described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's situation.

52

DESCRIPTION OF THE TRUST

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.

The Trust was originally created to manage money for large institutional investors. The following individuals (and members of that individual's "immediate family"), are eligible to purchase shares of the Institutional Class with an initial investment of less than $250,000: (i) employees of the Manager, (ii) employees of a sub-advisor for Funds where it serves as sub-advisor, (iii) members of the Board, (iv) employees of Kelso/Estancia, and (v) members of the Manager's Board of Directors. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's sibling, aunts, uncles, nieces and nephews; relatives by virtue of remarriage (step-children, step-parents, etc.) are included. Any shareholders that the Manager transfers to the Institutional Class upon termination of the class of shares in which the shareholders were originally invested is also eligible for purchasing shares of the Institutional Class with an initial investment of less than $250,000.

The Investor Class was created to give individuals and other smaller investors an opportunity to invest in the American Beacon Funds. The Institutional and Y Classes were created to manage money for large institutional investors, including pension and 401(k) plans. The A Class and C Class were created for investors investing in the funds through their broker-dealers or other financial intermediaries.

FINANCIAL STATEMENTS

The Funds' independent registered public accounting firm, Ernst & Young LLP audits and reports on the Funds' annual financial statements. The audited financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights, notes and report of independent registered public accounting firm.

The audited financial statements are incorporated by reference to the American Beacon Funds' Annual Reports to Shareholders of the American Beacon SiM High Yield Opportunities Fund, American Beacon The London Company Income Equity Fund, and American Beacon Zebra Small Cap Equity Fund for the period ended August 31, 2017.

53

APPENDIX A

AMERICAN BEACON ADVISORS, INC.

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of the advisory clients of American Beacon Advisors, Inc. ("AmBeacon"). AmBeacon's proxy voting policies and procedures are designed to implement AmBeacon's duty to vote proxies in clients' best interests. Given that AmBeacon manages portfolios that invest solely in fixed-income securities, the only securities for which we expect to receive proxies are money market mutual funds. As such, the proxy voting policies and procedures set forth voting guidelines for the proxy issues and proposals common to money market funds.

For routine proposals that will not change the structure, bylaws or operations of the money market fund, AmBeacon's policy is to support management; however, each proposal will be considered individually focusing on the financial interests of the client portfolio. Non-routine proposals, such as board elections, advisory contract and distribution plan approvals, investment objective changes, and mergers, will generally be reviewed on a case-by-case basis with AmBeacon first and foremost considering the effect of the proposal on the portfolio.

Items to be evaluated on a case-by-case basis and proposals not contemplated in the policies set forth above will be assessed by AmBeacon. In these situations, AmBeacon will use its judgment to vote in the best interest of the client portfolio. For all proposals, especially controversial or case-by-case evaluations, AmBeacon will be responsible for individually identifying significant issues that could impact the investment performance of the portfolio.

AmBeacon manages portfolios for the American Beacon Funds, the American Beacon Institutional Funds Trust and the American Beacon Select Funds (collectively, the "Beacon Funds"). AmBeacon may invest a Beacon Fund in shares of another Beacon Fund. If a Beacon Fund solicits a proxy for which another Beacon Fund is entitled to vote, AmBeacon's interests as manager of the Beacon Fund seeking shareholder votes may conflict with the interests of the other Beacon Fund as shareholder. To ensure that AmBeacon is acting in the best interests of the other Beacon Fund in this situation, AmBeacon will vote in accordance with the Beacon Fund's Board of Trustees' recommendations in the proxy statement.

AMERICAN BEACON FUNDS
AMERICAN BEACON SELECT FUNDS
AMERICAN BEACON INSTITUTIONAL FUNDS TRUST

PROXY VOTING POLICY AND PROCEDURES

Last Amended March 22, 2017

Preface

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of shareholders of the American Beacon Funds ("Beacon Funds"), the American Beacon Select Funds ("Select Funds") and the American Beacon Institutional Funds Trust ("Institutional Funds") (collectively, the "Funds"). Therefore, these Proxy Voting Policy and Procedures (the "Policy") have been adopted by the Funds.

The Funds are managed by American Beacon Advisors, Inc. (the "Manager"). The Manager allocates discrete portions of the American Beacon Funds among sub-advisors, but the Manager may directly manage all or a portion of the assets of certain Funds directly. The Funds' Boards of Trustees have delegated proxy voting authority to the Manager. The Manager has in turn delegated proxy voting authority to each sub-advisor with respect to the sub-advisor's respective portion of the Fund(s) under management, but the Manager has retained the authority to override a proposed proxy voting decision by a sub-advisor. For the securities held in their respective portion of each Fund, the Manager and the sub-advisors make voting decisions pursuant to their own proxy voting policies and procedures, which have been adopted by the applicable Fund and approved by the applicable Fund's Board of Trustees.

Conflicts of Interest

The Board of Trustees seeks to ensure that proxies are voted in the best interests of Fund shareholders. For certain proxy proposals, the interests of the Manager, the sub-advisors and/or their affiliates may differ from Fund shareholders' interests. To avoid the appearance of impropriety and to fulfill their fiduciary responsibility to shareholders in these circumstances, the Manager and the sub-advisors are required to establish procedures that are reasonably designed to address material conflicts between their interests and those of the Funds.

When a sub-advisor deems that it is conflicted with respect to a voting matter, its policy may call for it to seek voting instructions from the client. The Manager is authorized by the Boards of Trustees to consider any such matters and provide voting instructions to the sub-advisor, unless the Manager has determined that its interests are conflicted with Fund shareholders with respect to the voting matter. In those instances, the Manager will vote in accordance with the recommendation of a third-party proxy voting advisory service.

Each Beacon Fund and Institutional Fund has the ability to invest in the shares of the American Beacon U.S. Government Money Market Select Fund. If the American Beacon U.S. Government Money Market Select Fund issues a proxy for which a Beacon Fund or Institutional Fund is entitled to vote, the Manager's interests regarding the American Beacon U.S. Government Money Market Select Fund might appear to conflict with the interests of the shareholders of the Beacon Fund and/or Institutional Fund. In these cases, the Manager will vote in accordance with the Select Funds Board of Trustees' recommendations in the proxy statement.

54

If the methods for addressing conflicts of interest, as described above, are deemed by the Manager to be unreasonable due to cost, timing or other factors, then the Manager may decline to vote in those instances.

Securities on Loan

The Manager shall engage a proxy voting service to notify the Manager before the record date about the occurrence of future shareholder meetings, as feasible. The Manager will determine whether or not to recall shares of the applicable security that are on loan with the intent of the Manager or the sub-advisor, as applicable, voting such shares. The Manager's determination shall be based on factors which may include the nature of the meeting (i.e., annual or special), the percentage of the proxy issuer's outstanding securities on loan, any other information regarding the proxy proposals of which the Manager may be aware, and the loss of securities lending income to a Fund as a result of recalling the shares on loan.

Recordkeeping

The Manager and the sub-advisors shall maintain records of all votes cast on behalf of the Funds. Such documentation will include the firm's proxy voting policies and procedures, company reports provided by proxy voting advisory services, additional information gathered by the Manager or sub-advisor that was material to reaching a voting decision, and communications to the Manager regarding any identified conflicts. The Manager and the sub-advisors shall maintain voting records in a manner to facilitate the Funds' production of the Form N-PX filing on an annual basis.

Disclosure

The Manager will coordinate the compilation of the Funds' proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a summary of the Policy and the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, in each Fund's Statement of Additional Information ("SAI"). In each Fund's annual and semi-annual reports to shareholders, the Manager will disclose that a description of the Policy and the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, is a) available upon request, without charge, by toll-free telephone request, b) on the Funds' website (if applicable), and c) on the SEC's website in the SAI. The SAI and shareholder reports will also disclose that the Funds' proxy voting record is available by toll-free telephone request (or on the Funds' website) and on the SEC's website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.

Manager Oversight

The Manager shall review a sub-advisor's proxy voting policies and procedures for compliance with this Policy and applicable laws and regulations prior to initial delegation of proxy voting authority and on at least an annual basis thereafter.

Board Reporting

On at least an annual basis, the Manager will present a summary of the voting records of the Funds to the Boards of Trustees for their review. The Manager will notify the Boards of Trustees of any material changes to its proxy voting policies and procedures.

55

APPENDIX B

PROXY VOTING POLICIES — FUND SUB-ADVISORS

STRATEGIC INCOME MANAGEMENT, LLC
PROXY VOTING POLICY

Proxy Voting Procedures

As SiM will acquire the right to vote proxies with respect to the securities in which the Funds invest, SiM will exercise such voting authority in accordance with the following policies and procedures, which are reasonably designed to ensure that proxies are voted in the best interest of SiM's clients, and in accordance with the Firm's fiduciary duties and applicable regulations.

Unless the power to vote proxies for a Client is reserved to that Client (or in the case of an employee benefit plan subject to ERISA, the plan's trustee or other fiduciaries), SiM would then be responsible for voting the proxies related to that Client's account.

A. Duty to Vote Proxies

Proxies are an asset of a Client account, which should be treated by SiM with the same care, diligence and loyalty as any asset belonging to a Client. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of SiM.

Each Client should clearly specify whether the Client has retained the power to vote proxies or whether this power has been delegated to SiM. SiM has the authority to vote all proxies on behalf of the Funds it advises. In every case in which a Client has delegated the power to vote proxies to SiM, every reasonable effort should be made to vote proxies. It is the policy of SiM to review or to direct its agent to review each proxy statement on an individual basis and to vote with the goal to best serve the financial interests of its clients.

If a Client has not delegated the power to vote proxies to SiM, that Client may direct SiM to vote in a particular manner at any time upon written notice to SiM. In those circumstances, SiM will comply with specific Client directions to vote proxies, whether or not such Client directions specify voting proxies in a manner that is different from these policies and procedures. In instances where SiM does not have authority to vote Client proxies, it is the responsibility of the Client to instruct the relevant custodian bank or banks or prime broker to mail proxy material directly to such Client.

SiM may abstain from voting a Client proxy if SiM believes that abstaining from voting is in the applicable Client's best interest.

B. Guidelines for Voting Proxies

If a Client has delegated the power to vote proxies to SiM, SiM generally will vote proxies so as to promote the long-term economic value of the underlying securities held by SiM's clients, and generally will follow the guidelines provided below. Each proxy proposal should be considered on its own merits, and an independent determination should be made whether to support or oppose management's position. SiM believes that the recommendation of management should be given substantial weight, but SiM will not support management proposals that SiM believes may be detrimental to the underlying value of Client positions.

The Chief Compliance Officer is responsible for administering and overseeing the proxy voting process.

The guidelines set forth below deal with various categories of proxy proposals, particularly in the area of corporate governance. While they are not exhaustive, they do provide a good indication of SiM's general approach to a wide range of issues. On occasion, SiM may vote a proxy otherwise than suggested by the guidelines, but departures from the guidelines are expected to be rare, and SiM will maintain a record supporting such a vote. If a matter is not specifically covered by these guidelines, the Chief Compliance Officer will vote the proxy consistent with the general principles of these guidelines and in the Client's best interest.

SiM generally characterizes proxy voting issues into two levels (each a "Level"). The Level of proposal will determine the depth of research required by the Chief Compliance Officer when deciding how to vote each proxy.

Provided below are guidelines for certain types of proxy proposals SiM employs to develop its position in its proxy voting procedures within each Level of proposal. This section also provides examples of categories and issues as a guide for SiM and is not intended to be a comprehensive list of all possible issues within each Level.

C. General Guidelines

Proxies are voted in what is believed to be the Client's (or fund shareholders', members' or partners') best interest and not necessarily always with management. Each situation is considered individually within the general guidelines. SiM generally categorizes proxies in two Levels. Level I matters normally are voted based on the recommendation of the issuer's management. Level II matters are those that could meaningfully impact the position of existing equity holders and are thus given special consideration. The Chief Compliance Officer will be responsible for determining the Level of each proposal.

D. Level I Proposals

Level I proposals are those that do not propose to change the structure, bylaws, or operations of the issuer to the detriment of the equity holders. Given the routine nature of these proposals, proxies will generally be voted with management. However, the Chief Compliance Officer will research the issue before making a conclusion as to how a vote would be in the best interest of the Client. Traditionally, Level I issues include:

■

Approval of auditors

■

Name changes

■

Declaring stock splits

■

Changing the date and/or the location of the annual meeting

56

■

Minor amendments to the articles of incorporation

■

Automatic dividend reinvestment plans

■

Retirement plans, pensions plans and profit sharing plans, creation of and amendments to the same

■

Any other issues that do not adversely affect investors

E. Level II Proposals

Issues in this category are more likely to affect the structure and operations of the issuer and, therefore, will have a greater impact on the value of a Client's investment. The Chief Compliance Officer will review each issue in this category on a case-by-case basis and perform diligent research to make a decision based on the best interest of the Client. As stated previously, voting decisions will be made based on the perceived best interest of the clients. Level II proposals include:

■

Mergers and acquisitions

■

Restructuring

■

Re-incorporation or formation

■

Incentive compensation plans

■

Changes in capitalization

■

Increase or decrease in number of directors

■

Increase or decrease in preferred stock

■

Increase or decrease in common stock or other equity securities

■

Stock option plans or other compensation plans

■

Poison pills

■

Golden parachutes

F. Voting Process

SiM will receive and forward the proxy statement for each individual meeting to the Chief Compliance Officer to review. The Chief Compliance Officer will examine the materials and then decide on how to vote based on the guidelines and will then arrange for the votes to be entered. The Chief Compliance Officer may employ a third party or utilize specialized software to record and transmit proxy votes electronically. After votes are cast, the Chief Compliance Officer or designee will periodically perform a review to ensure that all proxies received, and for which a voting obligation exists, have been voted.

G. Conflicts of Interest

On occasion, a conflict of interest may exist between SiM and its clients regarding the outcome of certain proxy votes. In such cases, SiM is committed to resolving the conflict in the best interest of its clients before voting the proxy in question.

If the proxy proposal in question is a Level I Proposal, SiM will typically follow the principles and guidelines described herein in deciding how to vote. Alternatively, SiM may (i) disclose the conflict to affected clients and obtain their consent before voting or (ii) seek the recommendation of an independent third party in deciding how to vote.

If the proxy proposal is a Level II Proposal, SiM will take any of the following courses of action to resolve the conflict:

1.

Disclose the conflict to affected clients and obtain their consent before voting;

2.

Suggest that affected client engage an independent third party to determine how the proxy should be voted; or

3.

Vote according to the recommendation of an independent third party, such as a: proxy consultant; research analyst; proxy voting department of a mutual fund or pension fund; or compliance consultant.

H. Recordkeeping and Reporting

In addition, if SiM exercises voting authority with respect to its clients, it must make and retain the following:

1.

a copy of these policies and procedures;

2.

a copy of each proxy statement that SiM receives regarding Client securities (SiM may satisfy this requirement by relying on a third party to make and retain, on SiM's behalf, a copy of a proxy statement (provided that SiM has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering Analysis, and Retrieval (EDGAR) system);

3.

a record of each vote cast by SiM on behalf of a Client (SiM may satisfy this requirement by relying on a third party to make and retain, on SiM's behalf, a record of the vote cast (provided that SiM has obtained an undertaking from the third party to provide a copy of the record promptly upon request));

4.

a copy of any document created by SiM that was material to making a decision how to vote proxies on behalf of a Client or that memorializes the basis for that decision; and

5.

a copy of each written Client request for information on how SiM voted proxies on behalf of the Client, and a copy of any written response by SiM to any (written or oral) Client request for information on how SiM voted proxies on behalf of the requesting Client. All books and records required to be made and described above generally must be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of SiM.

57

THE LONDON COMPANY
PROXY VOTING POLICY

I. POLICY

The London Company of Virginia (the "Adviser") acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end investment companies ("mutual funds"). The Adviser's authority to vote proxies is established through the delegation of discretionary authority under its investment advisory contracts. Therefore, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right, in writing, to vote its own proxies, the Adviser will vote all proxies in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures.

When voting proxies, the Adviser's utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client's account.

The Proxy Voting Committee meets periodically to monitor the firm's overall adherence to the current policies and procedures, as well as provide advice for the revisions thereof. The Committee also reviews the rationale for proxy votes not covered by the policies and procedures, or that present a potential conflict of interest. As such, a periodic review of the Proxy Advisor Firm will be conducted and presented to the Proxy Voting Committee for consideration.

II. PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III. PROCEDURES

The Adviser is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Adviser's determination of the client's best interests. The Adviser recognizes that some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines. The Adviser will vote the recommendation of the proxy voting service* on all proxy votes, unless otherwise directed by the Portfolio Managers.

1.

Conflicts of Interest
 Where a proxy proposal raises a material conflict between the Adviser's interests and a client's interest, including a mutual fund client, the Adviser will resolve the matter on a case-by-case basis by abstaining from the vote, voting in accordance with the guidelines set forth by the proxy voting service, or vote the way London feels is in the best interest of the client.

2.

Limitations
In certain circumstances, in accordance with a client's investment advisory contract (or other written directive), or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are certain circumstances where the Adviser will limit its role in voting proxies:

A.

Client Maintains Proxy Voting Authority: Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client or specified third party.

B.

Terminated Account: Once a client account has been terminated with the Adviser, in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the client may choose to specify, in writing, that proxies should be directed to the client (or a specified third party) for action. There may be occurrences in which a proxy may be voted by the Adviser, for a terminated account (i.e., the record date of a proxy vote occurs prior to termination).

C.

Limited Value: If the Adviser determines that the value of a client's economic interest, or portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting proxies.

D.

Securities Lending Programs: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the client's account, the Adviser may recall the security for purposes of voting.

E.

Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits to the client of the proxy proposal.

F.

Paper ballot does not arrive in the mail: On occasion, a paper ballot will not arrive in the mail until after the voting deadline. In this circumstance, Adviser is unable to vote the client's proxy.

3.

Procedures

A. During the onboarding process for a new account, the Portfolio Administrator will confirm, with certain custodians, as required, the address to which proxy ballots will be mailed. The Portfolio Administrator sends all new account information to the proxy voting service for accounts that elect to have the Adviser vote proxies on their behalf. The Adviser, in conjunction with the proxy voting service, contacts custodians to set up electronic voting.

B. When a ballot is received by US mail, the Portfolio Administrator will send ISS/ProxyExchange notification to establish electronic voting.

58

C. Each proxy statement, sample ballot and copies of any ballots voted by US mail will be available. (ProxyExchange retains voting history for those voted electronically, which is accessible through their web portal.)

IV. RECORDKEEPING

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Part 2A of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients' portfolio securities. Clients may obtain information on how their securities were voted or a copy of the Adviser's Policies and Procedures by written request addressed to the Adviser. The Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

Please reference the Proxy Voting Policy for further information.

(* London moved from ISS, utilizing Institutional Shareholder Services (ISS) and its proxy voting guidelines, to Broadridge and Glass Lewis guidelines, in April, 2009.
In February, 2014, London upgraded from utilizing Glass Lewis Investment Management to Glass Lewis Full Service. In March, 2017, London completed a transition back to ISS, in order to better align with the firm's voting preferences.)

59

ZEBRA CAPITAL MANAGEMENT, LLC
PROXY VOTING POLICIES

Proxy Voting

Policy

Zebra Capital, as a matter of policy and as a fiduciary to its clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of its clients. Zebra Capital maintains these written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about Zebra Capital's proxy policies and practices. Zebra Capital's policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as to make information available to clients about the voting of proxies for their portfolio securities and to maintain relevant and required records.

Zebra Capital has established a Proxy Voting Committee which meets periodically to review and approve Zebra Capital's Proxy Voting Policy and oversee the services provided by Zebra Capital's proxy service provider, Broadridge Financial Solutions, Inc., a recognized proxy service firm ("Broadridge"). Zebra Capital has retained Broadridge for proxy services, including research, recommendations, proxy voting and recordkeeping.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Staff Legal Bulletin No. 20 was jointly published by the SEC's Division of Investment Management and Division of Corporation Finance on June 30, 2014. The Division of Investment Management provided guidance about investment advisers' responsibilities in voting client proxies and retaining proxy advisory firms, while the Division of Corporation Finance addressed the availability and requirements of two exemptions to the federal proxy rules that are often relied upon by proxy advisory firms.

Responsibility

Zebra Capital's Proxy Voting Committee has the overall responsibility for the implementation and monitoring of Zebra Capital's proxy voting policy, practices, disclosures and recordkeeping.

Procedure

Zebra Capital has adopted procedures to implement its policy and conducts reviews to monitor and ensure that its policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Delegation of Proxy Voting Authority and Voting Obligations

Terms and conditions defining and/or limiting the scope of Zebra Capital's proxy voting authority and voting obligations, as agreed upon with the client, may be documented as part of the investment policies and objectives of such client(s).

Voting Policies and Procedures

• In the unlikely event that proxy materials are received by Zebra Capital, the employee who receives such proxy materials is to forward such proxy materials to Zebra Capital's Office Manager for handling and electronic voting and record keeping;

• Typically, Broadridge will determine which client, Zebra / non-Zebra Fund account holds the security to which the proxy relates;

• Absent material conflicts, Zebra Capital / Broadridge will determine how Zebra Capital / Broadridge should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

Disclosure

• Zebra Capital will provide required disclosures in response to Item 17 of Form ADV Part 2A summarizing its Proxy Voting Policy and Procedures, including a statement that clients may request information regarding how Zebra Capital voted a client's proxies

Client Requests for Information

• All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to Zebra Capital's Office Manager; and

• In response to any request, Zebra Capital's Office Manager will request relevant proxy reports from Broadridge, if necessary, and prepare a written response to the client with the information requested and, as applicable will include the name of the issuer, the proposal voted upon, and how Zebra Capital / Broadridge voted the proxy with respect to each proposal about which the client inquired.

60

Voting Guidelines

• In the absence of specific voting guidelines from the client, Zebra Capital / Broadridge will vote proxies in the best interests of each particular client and Zebra / non-Zebra Fund, as the case may be. Generally, clients are permitted to place reasonable restrictions on Zebra Capital's voting authority in the same manner that they may place such restrictions on the actual selection of account securities;

• Zebra Capital / Broadridge will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by auditors' non-audit services;

• Zebra Capital / Broadridge will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights; and

• In the event Zebra Capital reviews any proxy proposals (e.g., in the event of a potential conflict of interest), Zebra Capital's Proxy Voting Committee may further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer's business practices.

Conflicts of Interest

• Zebra Capital will seek to identify any conflicts that exist between the interests of the adviser and any fund / client by reviewing the relationship of Zebra Capital with the issuer of each security to determine if Zebra Capital or any of its employees has any financial, business or personal relationship with the issuer.

• If a material conflict of interest exists, Zebra Capital's CCO and/or Proxy Voting Committee will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation; and

• Zebra Capital's CCO, or designee, will maintain a record of the voting resolution regarding any conflict of interest.

Recordkeeping

Zebra Capital's Office Manager will retain the following proxy records either through the Broadridge recordkeeping processes, EDGAR electronic filings or Zebra Capital's records in accordance with the SEC's five-year retention requirement:

• These policies and procedures and any amendments thereto;

• Each proxy statement that Zebra Capital / Broadridge receives;

• A record of each vote that Zebra Capital / Broadridge casts;

• Any document Zebra Capital / Broadridge creates that is material to making a decision how to vote proxies, or that memorializes that decision, including periodic reports to Zebra Capital's CCO or Proxy Voting Committee; and

• A copy of each written request from a client for information on how Zebra Capital / Broadridge voted such client's proxies, and a copy of any written response.

61

APPENDIX C

Below are summaries of the ratings definitions used by some of the rating organizations. Those ratings represent the opinion of the rating organizations as to the credit quality of the issues that they rate. The summaries are based upon publicly available information provided by the rating organizations.

Ratings of Long-Term Obligations and Preferred Stocks — The Funds utilize ratings provided by rating organizations in order to determine eligibility of long-term obligations. The ratings described in this section may also be used for evaluating the credit quality for preferred stocks.

Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of bonds. The rating organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a bond.

The four highest Moody's ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are considered upper-medium grade and are subject to low credit risk. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Moody's ratings of Ba, B, Caa, Ca and C are considered below investment grade. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest. Moody's also appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.  Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

The four highest Standard & Poor's ratings for long-term obligations are AAA, AA, A and BBB. An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Standard & Poor's ratings of BB, B, CCC, CC, and C are considered below investment grade and are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.  A rating of NR indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy. The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

The four highest ratings for long-term obligations by Fitch Ratings are AAA, AA, A and BBB. Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings. Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

62

Fitch's ratings of BB, B, CCC, CC, C, RD and D are considered below investment grade or speculative grade. Obligations rated BB are deemed to be speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments. Obligations rated B are deemed to be highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment. Obligations rated CCC indicate, for issuers and performing obligations, default is a real possibility. Obligations rated CC indicate, for issuers and performing obligations, default of some kind appears probable. Obligations rated C indicate exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or (c) Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a distressed debt exchange. Obligations rated RD indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) execution of a distressed debt exchange on one or more material financial obligations. Obligations rated D indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future. In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Ratings of Municipal Obligations — Moody's ratings for short-term investment-grade municipal obligations are designated Municipal Investment Grade (MIG or VMIG in the case of variable rate demand obligations) and are divided into three levels — MIG/VMIG 1, MIG/VMIG 2 and MIG/VMIG 3. Factors used in determination of ratings include liquidity of the borrower and short-term cyclical elements. The MIG/VMIG 1 rating denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. The MIG/VMIG 2 rating denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group. The MIG/VMIG 3 rating denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. An SG rating denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor's uses SP-1, SP-2, and SP-3 to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. A rating of SP-2 denotes a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. A rating of SP-3 denotes a speculative capacity to pay principal and interest.

Ratings of Short-Term Obligations — Moody's short-term ratings, designated as P-1, P-2, P-3, or NP, are opinions of the ability of issuers to honor short-term financial obligations that generally have an original maturity not exceeding thirteen months. The rating P-1 is the highest short-term rating assigned by Moody's and it denotes an issuer (or supporting institution) that has a superior ability to repay short-term debt obligations. The rating P-2 denotes an issuer (or supporting institution) that has a strong ability to repay short-term debt obligations. The rating P-3 denotes an issuer (or supporting institution) that has an acceptable ability for repayment of senior short-term policyholder claims and obligations.  The rating NP denotes an issuer (or supporting institutions) that does not fall within any of the Prime rating categories.

Standard & Poor's short-term ratings are generally assigned to obligations with an original maturity of no more than 365 days — including commercial paper. A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D' if it is subject to a distressed exchange offer.

63

Fitch Ratings' short-term ratings have a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. A rating of F1 denotes an obligation of the highest credit quality. It indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature. A rating of F2 denotes good credit quality. It indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings. A rating of F3 denotes fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade. A rating of B denotes an obligation that is speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions. A rating of C denotes a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment. A rating of RD indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. A rating of D indicates an entity or sovereign that has defaulted on all of its financial obligations.

64

Statement of Additional Information
 December 29, 2017

Share Class
	A	C	Y	Institutional	Investor	SP
American Beacon Sound Point Floating Rate Income Fund	SOUAX	SOUCX	SPFYX	SPFLX	SPFPX	SPFRX

This Statement of Additional Information ("SAI") should be read in conjunction with the prospectus dated December 29, 2017 (the "Prospectus") for the American Beacon Sound Point Floating Rate Income Fund (the "Fund"), a series of the American Beacon Funds, a Massachusetts business trust. Copies of the Prospectus may be obtained without charge by calling (800) 658-5811. You also may obtain copies of the Prospectus without charge by visiting the Fund's website at www.americanbeaconfunds.com. This SAI is incorporated by reference into the Fund's Prospectus. In other words, it is legally a part of the Prospectus. This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the current Prospectus.  Capitalized terms in this SAI have the same definition as in the Prospectus, unless otherwise defined.

The Fund's Annual Report to shareholders for the period ended August 31, 2017 and the financial statements and accompanying notes appearing therein are incorporated by reference into this SAI. Copies of the Fund's Annual and Semi-Annual Reports may be obtained, without charge, upon request by calling (800) 658-5811 or visiting www.americanbeaconfunds.com.

ORGANIZATION AND HISTORY OF THE FUND

The Fund is a separate series of the American Beacon Funds (the "Trust"), an open-end management investment company organized as a Massachusetts business trust on January 16, 1987. The Fund constitutes a separate investment portfolio with a distinct investment objective and distinct purpose and strategy. The Fund is diversified as defined by the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Fund is comprised of multiple classes of shares designed to meet the needs of different groups of investors. This SAI relates to the A Class, C Class, Y Class, Institutional Class, Investor Class and SP Class shares of the Fund.

On December 11, 2015, the Fund acquired all the assets and assumed all the liabilities of the Sound Point Floating Rate Income Fund (the "Acquired Sound Point Fund"), a series of Trust For Advised Portfolios.  Since the Acquired Sound Point Fund's objective and policies are the same in all material respects as the Fund, and since the Fund has engaged the investment advisor that previously provided services to the Acquired Sound Point Fund, Sound Point Capital Management, LP., as sub-advisor, the Fund has adopted the prior performance and financial history of the Acquired Sound Point Fund.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

The investment objective and principal investment strategies and risks of the Fund are described in the Prospectus. This section contains additional information about the Fund's investment policies and risks and types of investments the Fund may purchase. The composition of the Fund's portfolio and the strategies that the Fund may use in selecting investments may vary over time. The Fund is not required to use all of the investment strategies described below in pursuing its investment objective. It may use some of the investment strategies only at some times or it may not use them at all.

Asset-Backed Securities — Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts receivable paper are transferred from the originator to a specially created trust, which repackages the trust's interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables. The Fund is permitted to invest in asset-backed securities, subject to the Fund's rating and quality requirements.

The value of an asset-backed security is affected by, among other things, changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower's other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security's par value. Value is also affected if any credit enhancement has been exhausted.

Cash Equivalents — Cash equivalents include certificates of deposit, time deposits, bearer deposit notes, bankers' acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

Bankers' acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Certificates of deposit ("CDs") are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable. U.S. dollar denominated CDs issued by banks abroad are known as Eurodollar CDs. CDs issued by foreign branches of U.S. banks are known as Yankee CDs.

Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Common Stock — Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company's common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company's products or services. A stock's value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company's common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or traded over-the-counter ("OTC"). OTC stock may be less liquid than exchange-traded stock.

Convertible Securities — Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

1

Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

Corporate Actions — From time to time, the Fund may voluntarily participate in corporate actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as the Fund, and the acquisition is determined to be beneficial to Fund shareholders ("Voluntary Action"). Notwithstanding any percentage investment limitation listed under the "Investment Restrictions" section or any percentage investment limitation of the Investment Company Act or rules thereunder, if the Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and by doing so, the Fund would exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the corporate action, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Cover and Asset Segregation — The Fund may make investments or employ trading practices that obligate the Fund, on a fixed or contingent basis, to deliver an asset or make a cash payment to another party in the future. The Fund will comply with guidance from the U.S. Securities and Exchange Commission (the "SEC") with respect to coverage of certain investments and trading practices. This guidance requires segregation (which may include earmarking) by the Fund of cash or liquid assets with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or financial instrument or by offsetting portfolio positions.

For example, if the Fund enters into a currency forward contract to sell foreign currency on a future date, the Fund may cover its obligation to deliver the foreign currency by segregating cash or liquid assets having a value at least equal to the value of the deliverable currency on a marked to market basis. Alternatively, the Fund could cover its obligation by entering into an offsetting transaction to acquire, on or before the date such foreign currency must be delivered, an amount of foreign currency at least equal to the deliverable amount at a price at or below the sale price to be received by the Fund under the currency forward contract.

The Fund's approach to asset coverage may vary among different types of transactions. For example, if the Fund's forward obligation on the transaction is only to make a cash payment equal to the amount, if any, by which the value of the Fund's position is less than that of its counterparty, the Fund will segregate cash or liquid assets equal to that difference calculated on a daily marked-to-market basis (a "net amount"). Additionally, if the Fund is a protection seller in a credit default swap, the Fund, depending on how the credit default swap is settled, usually will segregate assets equal to the full notional value of the swap. If the Fund is protection buyer in a credit default swap, depending on how the credit default swap is settled, it usually will cover the total amount of required premium payments plus the prepayment penalty.

Inasmuch as the Fund covers its obligations under these transactions as described above, American Beacon Advisors, Inc. (the "Manager") and the Fund believe such obligations do not constitute senior securities. Earmarking or otherwise segregating a large percentage of the Fund's assets could impede the sub-advisor's ability to manage the Fund's portfolio.

Creditor Liability and Participation on Creditors' Committees — When the Fund holds bonds or other similar fixed income securities of an issuer, the Fund becomes a creditor of the issuer. If the Fund is a creditor of an issuer it may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. The Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors.

Cyber-Security Risk — With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund and its service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-security breaches. Cyber-attacks affecting the Fund or the sub-advisor, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, result in the loss or theft of customer data or funds, impact the Fund's ability to calculate its net asset value ("NAV"), cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. A cyber-attack may also result in customers or employees being unable to access electronic systems ("denial of services"), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. The Fund may also incur additional costs for cyber-security risk management purposes. Similar types of cyber-security risks are also present for issues or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund's investment in such companies to lose value.

Any of these results could have a substantial adverse impact on the Fund and its shareholders. For example, if a cyber-security incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cyber-security incidents could cause the Fund or Fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that the Fund or Fund service provider violated privacy and other laws. Similar adverse consequences could result from cyber-security incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Although the Fund, its Manager, and the sub-advisor endeavor to determine that service providers have

2

established risk management systems that seek to reduce the risks associated with cybersecurity, and business continuity plans in the event there is a cyber-security breach, there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Fund does not control the cyber-security systems and plans of the issuers of securities in which the Fund invests or the Fund's third party service providers or trading counterparties or any other service providers whose operations may affect the Fund or its shareholders.

Depositary Receipts — American Depositary Receipts (ADRs) — ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund's possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security. Please see "Foreign Securities" below for a description of the risks associated with investments in foreign securities.

Derivatives — Generally a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, currency, or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. The value of certain derivative securities is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference assets).

The Fund may invest in various types of derivatives, including among others, options (including non-deliverable options), futures and options thereon, forward currency and other forwards (including non-deliverable forwards), forwards for currency hedges, warrants, structured products (including credit-linked and structured notes), interest rate caps, floors, collars, reverse collars, total return swaps, and credit default swaps. The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") resulted in historic and comprehensive reform relating to derivatives, including the manner in which they are entered into, reported, recorded, executed, and settled or cleared. Pursuant to the Dodd-Frank Act the SEC and the U.S. Commodity Futures Trading Commission ("CFTC") have promulgated a broad range of new regulations with respect to security-based swaps (e.g., derivatives based on a single security or narrow-based securities index), which are regulated by the SEC, and other swaps, which are regulated by the CFTC and the markets in which these instruments trade.

Prior to 2012, advisers of registered investment companies, like the Fund, that trade commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards and swaps), were excluded from regulation as commodity pool operators ("CPOs") pursuant to CFTC Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion. Under the amended Regulation 4.5 exclusion, in order to rely on the exclusion the Fund's commodity interests – other than those used for bona fide hedging purposes (as defined by the CFTC) – must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are "in-the-money" at the time of purchase) does not exceed 5% of the Fund's NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the Fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, the Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. The Fund's ability to use these instruments also may be limited by tax considerations.

The Manager, on behalf of the Fund(s), has filed a notice claiming the CFTC Regulation 4.5 exclusion from registration with the CFTC as a commodity pool operator under the Commodity Exchange Act. The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Fund.

Derivatives may involve significant risk. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy and sell derivatives that are neither centrally cleared nor traded on an exchange. Such derivatives may be subject to heightened counterparty, liquidity and valuation risk.

Transactions in derivatives may expose the Fund to an obligation to another party and, as a result, the Fund may need to "cover" the obligation or segregate liquid assets in compliance with SEC guidelines, as discussed above under "Cover and Asset Segregation."

Delayed Funding Loans and Revolving Credit Facilities — The Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times segregate or "earmark" assets, determined to be liquid in accordance with procedures established by the Trust's Board of Trustees (the "Board"), in an amount sufficient to meet such commitments.

3

The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Distressed Investment Risk — The Fund may invest in distressed investments, which are issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy.  These investments may present a substantial risk of default or may be in default at the time of investment.  The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.  In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment.  Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of the issuer.

Equity Securities — In connection with its purchase or holding of interests in senior floating rate loans ("Floating Rate Loans"), in the event of an in court or out of court restructuring, the Fund may acquire (and subsequently sell) equity securities or exercise warrants that it receives.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund's net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund's net assets decrease due to market declines or redemptions, the Fund's expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund's expense ratio could be significant.

Foreign Securities — The Fund may invest in securities of foreign issuers. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund's rights as an investor.

Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments.

Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the sub-advisor endeavors to achieve the most favorable net results on portfolio transactions.

Foreign securities may trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is not invested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

Brexit Risk. The risk of investing in Europe may be heightened due to the 2016 referendum in which the United Kingdom voted to exit the European Union (EU). There is a significant degree of uncertainty about how negotiations relating to the United Kingdom's withdrawal will be conducted, as well as the potential consequences and precise timeframe for "Brexit." It is expected that the United Kingdom's exit from the EU will take place by 2019. While it is not possible to determine the precise impact these events may have on a Fund, during this period and beyond, the impact on the United Kingdom and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth, on markets in the United Kingdom, Europe and globally, which may adversely affect the value of a Fund's investments. In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Futures Contracts — Futures contracts, including interest rate futures contracts and futures contracts on U.S. Treasury securities, obligate the purchaser to take delivery of, or cash settle, a specific amount of an obligation underlying the futures contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation against receipt of the specified price. Futures are traded on both U.S. and foreign commodities exchanges. Futures contracts will be traded for the same purposes as entering into forward contracts. The purchase of futures can serve as a long hedge, and the sale of futures can serve as a short hedge.

4

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" consisting of cash or U.S. Government Securities in an amount set by the exchange on which the contract is traded and varying based on the volatility of the underlying asset. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by a futures exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" (sometimes referred to as "maintenance margin") payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases or sells a futures contract, it is subject to daily or even intraday variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily or intraday variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that trades that contract. The Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.

Although many futures contracts by their terms call for the actual delivery or acquisition of the underlying asset, in most cases the contractual obligation, is fulfilled before the date of the contract without having to make or take delivery of the securities or currency.

The offsetting of a contractual obligation is accomplished by buying (or selling, as appropriate) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.  The Fund has no current intent to accept physical delivery in connection with the settlement of futures contracts, as applicable.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or currency exchange rate trends by the sub-advisor may still not result in a successful transaction.

Futures contracts also entail other risks. Although the use of such contracts may benefit the Fund, if investment judgment about the general direction of, for example, an index is incorrect, the Fund's overall performance would be worse than if it had not entered into any such contract. There are differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives.

Illiquid and Restricted Securities — Generally, an illiquid asset is an asset that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which it has been valued. Historically, illiquid securities have included securities that have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment.  However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, the Fund may get only limited information about an issuer, so it may be less able to predict a loss. The Fund also might have to register such

5

restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund's illiquidity. The Manager or a sub-advisor, as applicable, acting under guidelines established by the Board, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act ("Section 4(a)(2) securities") are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity.

The Manager and the sub-advisor will carefully monitor the Fund's investments in Section 4(a)(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(a)(2) securities could have the effect of reducing the Fund's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

Indebtedness, Loan Participations and Assignments — Floating rate securities, including loans, provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on floating rate securities ordinarily is determined by reference to LIBOR (London Interbank Offered Rate), a particular bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

Loan interests are a form of direct debt instrument in which the Fund may invest by taking an assignment of all or a portion of an interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution. The Fund may invest in secured and unsecured loans. Many banks have been weakened by the recent financial crisis, and it may be difficult for the Fund to obtain an accurate picture of a lending bank's financial condition. Loans are subject to the same risks as other direct debt instruments discussed above and carry additional risks described in this section.

Assignments. When the Fund purchases a loan by assignment, the Fund typically succeeds to the rights of the assigning lender under the loan agreement and becomes a lender under the loan agreement. Subject to the terms of the loan agreement, the Fund typically succeeds to all the rights and obligations under the loan agreement of the assigning lender. However, assignments may be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participation Interests. The Fund's rights under a participation interest with respect to a particular loan may be more limited than the rights of original lenders or of investors who acquire an assignment of that loan. In purchasing participation interests, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation interest (the "participating lender") and only when the participating lender receives the payments from the borrower.

In a participation interest, the Fund will usually have a contractual relationship only with the selling institution and not the underlying borrower. The Fund normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; thus, the Fund will be subject to the risk that the lender may be unwilling or unable to do so. In such a case, the Fund would not likely have any rights against the borrower directly. In addition, the Fund generally will have no right to object to certain changes to the loan agreement agreed to by the participating lender.

In buying a participation interest, the Fund might not directly benefit from the collateral supporting the related loan and may be subject to any rights of set off the borrower has against the selling institution. In the event of bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the loan may be subject to certain defenses that can be asserted by the borrower as a result of any improper conduct of the participating lender. As a result, the Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is an original lender or assignee.

The Fund's ability to receive payments in connection with loans depends on the financial condition of the borrower. The Manager or the sub-advisor(s) will not rely solely on another lending institution's credit analysis of the borrower, but will perform its own investment analysis of the borrower. The Manager's or the sub-advisor's analysis may include consideration of the borrower's financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In connection with the restructuring of a loan or other direct debt instrument outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

In buying a participation interest, the Fund assumes the credit risk of both the borrower and the participating lender. If the participating lender fails to perform its obligations under the participation agreement, the Fund might incur costs and delays in realizing payment and suffer a loss of principal

6

and/or interest. If a participating lender becomes insolvent, the Fund may be treated as a general creditor of that lender. As a general creditor, the Fund may not benefit from a right of set off that the lender has against the borrower. The Fund will acquire a participation interest only if the Manager or the sub-advisor(s) determines that the participating lender or other intermediary participant selling the participation interest is creditworthy.

Loan interests may not be rated by independent rating agencies and therefore, investments in a particular loan participation may depend almost exclusively on the credit analysis of the borrower performed by the Manager or the sub-advisor.

Loans are typically administered by a bank, insurance company, finance company or other financial institution (the "agent") for a lending syndicate of financial institutions. In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders. Typically, under loan agreements, the agent is given broad authority in monitoring the borrower's performance and is obligated to use the same care it would use in the management of its own property. In asserting rights against a borrower, the Fund normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent's appointment may be terminated and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of purchasers of loans are subject to the claims of the agent's general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. The Fund may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.

Although most of the loans in which the Fund invests are secured, there is no assurance that the collateral can be promptly liquidated, or that its liquidation value will be equal to the value of the debt. In most loan agreements there is no formal requirement to pledge additional collateral if the value of the initial collateral declines. As a result, a loan may not always be fully collateralized and can decline significantly in value. If a borrower becomes insolvent, access to collateral may be limited by bankruptcy and other laws. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. If a secured loan is foreclosed, the Fund will likely be required to bear the costs and liabilities associated with owning and disposing of the collateral. There is also a possibility that the Fund will become the owner of its pro rata share of the collateral which may carry additional risks and liabilities. In addition, under legal theories of lender liability, the Fund potentially might be held liable as a co-lender. In the event of a borrower's bankruptcy or insolvency, the borrower's obligation to repay the loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the Agent. Some loans are unsecured. If the borrower defaults on an unsecured loan, the Fund will be a general creditor and will not have rights to any specific assets of the borrower.

Loans may be subject to legal or contractual restrictions on resale. Loans are not currently listed on any securities exchange or automatic quotation system. As a result, there may not be a recognized, liquid public market for loan interests.

Because many loans are repaid early, the actual maturity of loans is typically shorter than their stated final maturity calculated solely on the basis of the stated life and payment schedule. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, market interest rates, the borrower's financial condition and competitive conditions among lenders. Such prepayments may require the Fund to replace an investment with a lower yielding security which may have an adverse affect on the Fund's share price. Prepayments cannot be predicted with accuracy. Floating Rate Loans can be less sensitive to prepayment risk, but the Fund's NAV may still fluctuate in response to interest rate changes because variable interest rates may reset only periodically and may not rise or decline as much as interest rates in general.

A borrower must comply with various restrictive covenants in a loan agreement such as restrictions on dividend payments and limits on total debt. The loan agreement may also contain a covenant requiring the borrower to prepay the loan with any free cash flow. A breach of a covenant is normally an event of default, which provides the agent or the lenders the right to call the outstanding loan.

Purchasers and sellers of loans may pay certain fees, such as an assignment fee. In addition, the Fund incurs expenses associated with researching and analyzing potential loan investments, including legal fees. Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific loan historically has been less extensive than if the loan were registered or exchange-traded. They may also not be considered "securities," and purchasers, such as the Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws.

Inflation Risk — Inflation risk results from the variation in the value of cash flows from a security due to inflation, as measured in terms of purchasing power. For example, if the Fund purchases a 5-year bond in which it can realize a coupon rate of five percent (5%), but the rate of inflation is six percent (6%), then the purchasing power of the cash flow has declined. Fixed income securities, other than inflation-linked bonds, adjustable bonds and floating rate bonds, generally expose the Fund to inflation risk because the interest rate the issuer promises to make is fixed for the life of the security. To the extent that interest rates reflect the expected inflation rate, floating rate bonds have a lower level of inflation risk.

Interest Rates and Portfolio Maturity — Interest rates on loans in which the Fund invests adjust periodically. The interest rates are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is the London Inter-Bank Offered Rate ("LIBOR"), the federal funds rate, the prime rate, or other base lending rates used by commercial lenders. LIBOR usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar-denominated deposits. The sub-advisor believes that changes in short-term LIBOR rates are closely related to changes in the Federal Reserve federal funds rate, although the two are not technically linked. The prime rate quoted by a major U.S. bank is generally the interest rate at which that bank is willing to lend U.S. dollars to its most creditworthy borrowers, although it may not be the bank's lowest available rate.

The Floating Rate Loans in which the Fund invests typically have multiple reset periods during the year with each reset period applicable to a designated portion of the loan. The Fund may find it possible and appropriate to use interest rate swaps and other investment practices to shorten the effective interest rate adjustment period of loans. If the Fund does so, it will consider the shortened period to be the adjustment period of the loan. As

7

short-term interest rates rise, interest payable to the Fund should increase. As short-term interest rates decline, interest payable to the Fund should decrease. The amount of time that will pass before the Fund experiences the effects of changing short-term interest rates will depend on the dollar-weighted average time until the next interest rate adjustment on the Fund's portfolio of loans.

Loans usually have mandatory and optional prepayment provisions. Because of prepayments, the actual remaining maturity of a loan may be considerably less than its stated maturity. If a loan is prepaid, the Fund will have to reinvest the proceeds in other loans or securities, which may have a lower fixed spread over its base rate. In such a case, the amount of interest paid to the Fund would likely decrease.

In the event of a change in the benchmark interest rate on a loan, the rate payable to lenders under the loan will, in turn, change at the next scheduled reset date. If the benchmark rate goes up, the Fund as lender would earn interest at a higher rate, but only on and after the reset date. If the benchmark rate goes down, the Fund as lender would earn interest at a lower rate, but only on and after the reset date.

During normal market conditions, changes in market interest rates will affect the Fund in certain ways. The principal effect will be that the yield on the Fund's shares will tend to rise or fall as market interest rates rise and fall. This is because almost all of the assets in which the Fund invests pay interest at rates which float in response to changes in market rates. However, because the interest rates on the Fund's assets reset over time, there will be an imperfect correlation between changes in market rates and changes to rates on the portfolio as a whole. This means that changes to the rate of interest paid on the portfolio as a whole, will tend to lag behind changes in market rates.

Market interest rate changes may also cause the Fund's NAV to experience volatility. This is because the value of a loan asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan given its individual credit and other characteristics. If market interest rates change, a loan's value could be affected to the extent the interest rate paid on that loan does not reset at the same time. The rates of interest paid on the loans in which the Fund invests have a weighted average reset period that typically is less than 90 days. Therefore, the impact of the lag between a change in market interest rates and the change in the overall rate on the portfolio is expected to be minimal.

Finally, to the extent that changes in market rates of interest are reflected, not in a change to a base rate such as LIBOR, but in a change in the spread over the base rate which is payable on loans of the type and quality in which the Fund invests, the Fund's NAV could be adversely affected. Again, this is because the value of a loan asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is only a temporary lag before the portfolio reflects those changes, changes in a loan's value based on changes in the market spread on loans in the Fund's portfolio may be of longer duration.

Interfund Lending — Pursuant to an order issued by the SEC, the American Beacon Funds may participate in a credit facility whereby each American Beacon Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other American Beacon Funds for temporary purposes. The credit facility is administered by a credit facility team consisting of professionals from the Manager's asset management, compliance, and accounting areas who report on credit facility activities to the Board. The credit facility can provide a borrowing fund with savings at times when the cash position of a fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When the funds liquidate portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. Although the credit facility may reduce the Fund's need to borrow from banks, the Fund remains free to establish and utilize lines of credit or other borrowing arrangements with banks.

Investment Grade Securities — Investment grade securities that the Fund may purchase, either as part of its principal investment strategy or to implement its temporary defensive policy, include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two rating organizations rating that security (such as Standard & Poor's Ratings Services, Fitch, Inc. or Moody's Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. The Fund, at the discretion of the Manager or the applicable sub-advisor, may retain a security that has been downgraded below the initial investment criteria. Please see "Appendix C Ratings Definitions" for an explanation of rating categories.

Lender Liability and Equitable Subordination Risks — In recent years, a number of judicial decisions in the United States have upheld the right of borrowers to sue lenders or bondholders on the basis of various evolving legal theories (commonly referred to as "lender liability"). Generally, lender liability is founded upon the premise that an institutional lender or bondholder has violated a duty (whether implied or contractual) of good faith and fair dealing owed to the borrower or issuer or has assumed a degree of control over the borrower or issuer resulting in the creation of a fiduciary duty owed to the borrower or issuer or its other creditors or stockholders.

Leveraging Risk — Borrowing transactions, reverse repurchase agreements, certain derivatives transactions, securities lending transactions and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions may create investment leverage. When the Fund engages in transactions that have a leveraging effect on the Fund's investment, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. This is because leverage generally creates investment risk with respect to a larger base of assets than the Fund would otherwise have and so magnifies the effect of any increase or decrease in the value of the Fund's underlying assets. The use of leverage is considered to be a speculative investment practice and may result in losses to the Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or to meet asset segregation or coverage requirements.

Market Events — Turbulence in the economic, political and financial system has historically resulted, and may continue to result, in an unusually high degree of volatility in the capital markets. Both domestic and foreign capital markets have been experiencing increased volatility and turmoil, with

8

issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue.

Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in small or emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their security prices. These events and possible continued market turbulence may have an adverse effect on the Fund.

Mid-Capitalization Companies Risk — Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in more established companies with larger capitalization. Since mid-capitalization companies may have limited operating history, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings.

Other Investment Company Securities and Exchange-Traded Products — The Fund at times may invest in shares of other investment companies and exchange-traded products, including open-end funds, closed-end funds, business development companies, and exchange-traded funds ("ETFs"). The Fund may invest in investment company securities advised by the Manager or a sub-advisor to the Fund. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund's own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer's portfolio securities.

The Fund can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. The Fund would invest in money market funds, rather than purchasing individual short-term investments. If the Fund invests in money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which the Fund invests, including such fees charged by the Manager to any applicable money market funds advised by the Manager.

Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund's investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund's yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

The Fund may purchase shares of ETFs. ETFs trade like a common stock and passive ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Typically, the Fund would purchase passive ETF shares to obtain exposure to all or a portion of the stock or bond market. As a shareholder of an ETF, the Fund would be subject to its ratable share of the ETF's expenses, including its advisory and administration expenses.

An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount or premium to their NAV; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally. ETFs have expenses associated with their operation, typically including advisory fees.

The Fund's investment in securities of other investment companies, except for money market funds, is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in all investment companies in the aggregate. However, the Fund may exceed these limits when investing in shares of an ETF or other investment company, subject to the terms and conditions of an exemptive order from the SEC obtained by the ETF or other investment company that permits an investing fund, such as the Fund, to invest in the ETF or other investment company in excess of the limits described above.

Pay-in-Kind Securities —  Pay-in-kind securities are debt securities that do not make regular cash interest payments. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, their price can be volatile when interest rates fluctuate. Federal income tax law requires the holders of pay-in-kind securities to include in gross income each taxable year the portion of the non-cash income on such securities (i.e., the additional securities issued as interest thereon) accrued during that year.

In order to continue to qualify for treatment as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code") and avoid federal excise tax, the Fund may be required to distribute a portion of such non-cash income and may be required to dispose of other portfolio securities (which may occur in periods of adverse market prices) in order to generate cash to meet these distribution requirements.  See the section entitled "Tax Information."

Preferred Stock — A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

9

Redemption Risk — The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. The sale of assets to meet redemption requests may create capital gains, which could cause the Fund to distribute substantial capital gains. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund's performance.

Repurchase Agreements — A repurchase agreement is an agreement between the Fund as purchaser and an approved counterparty as seller. The agreement is backed by collateral in the form of securities and/or cash transferred by the seller to the buyer, sometimes to be held by an eligible third-party custodian. Under the agreement the Fund acquires securities from the seller and the seller simultaneously commits to repurchase the securities at an agreed upon price and date, normally within a week or on demand. The price for the seller to repurchase the securities is greater than the Fund's purchase price, reflecting an agreed upon rate that is the equivalent of interest. During the term of the repurchase agreement, the Fund monitors on a daily basis the market value of the collateral subject to the agreement and, if the market value of the securities falls below the seller's repurchase amount provided under the repurchase agreement, the seller is required to transfer additional securities or cash collateral equal to the amount by which the market value of the securities falls below the repurchase amount. Because a repurchase agreement permits the Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn income while retaining flexibility in pursuit of longer-term investments. Repurchase agreements may exhibit the economic characteristics of loans by the Fund.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying securities, whether because of the seller's bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying collateral, including possible sale of the securities. The Fund may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying collateral, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund's rights. The Trust's Board of Trustees ("Board") has established procedures pursuant to which the sub-advisor(s) monitors the creditworthiness of the counterparties with which the Fund enters into repurchase agreement transactions.

The Fund may enter into repurchase agreements with member banks of the Federal Reserve System or registered broker-dealers who, in the opinion of a sub-advisor, present a minimal risk of default during the term of the agreement. The underlying securities which serve as collateral for repurchase agreements may include equity and fixed income securities such as U.S. Government and agency securities, municipal obligations, asset-backed securities, mortgage-backed securities, common and preferred stock, depositary receipts, ETFs, corporate obligations and convertible securities.

Reverse Repurchase Agreements — The Fund may borrow funds by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.   Reverse repurchase agreements are considered to be borrowings by an investment company under the Investment Company Act.

Rights and Warrants — Rights are short-term warrants issued in conjunction with new stock or bond issues. Warrants are options to purchase an issuer's securities at a stated price during a stated term. If the market price of the underlying common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire worthless. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may be purchased with values that vary depending on the change in value of one or more specified indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price. There is no specific limit on the percentage of assets the Fund may invest in rights and warrants.

Senior Loans —  The Fund may invest in senior loans, which include floating rate loans (sometimes referred to as "adjustable rate loans") that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities. Under normal circumstances, senior loans have priority of claim ahead of other obligations of a borrower in the event of liquidation. Senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. In addition to the risks typically associated with debt securities, such as credit and interest rate risk discussed above, senior loans are also subject to the risk that a court could subordinate a senior loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. Senior loans usually have mandatory and optional prepayment provisions. If a borrower prepays a senior loan, the Fund will have to reinvest the proceeds in other senior loans or securities that may pay lower interest rates.

The Fund may acquire senior loan assignments or participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser's rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

10

Small Capitalization Companies Risk — Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources. The securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Trade Claims — The Fund may purchase trade claims and similar obligations or claims against companies in bankruptcy proceedings. Trade claims are nonsecuritized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are subject to the risks associated with low-quality obligations.

U.S. Government Agency Securities — U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.

U.S. Treasury Obligations — U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as "STRIPS") and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

Valuation Risk — This is the risk that the Fund has valued certain securities at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain credit-linked notes and other derivatives, which may be illiquid or which may become illiquid.

Variable or Floating Rate Obligations — The interest rates payable on certain fixed-income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

The Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

When-Issued and Forward Commitment Transactions — These transactions involve a commitment by the Fund to purchase or sell securities at a future date. These transactions enable the Fund to "lock-in" what the Manager or a sub-advisor, as applicable, believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the other party fails to complete the trade, the Fund may lose the opportunity to obtain a favorable price. For purchases on a when-issued basis, the price of the security is fixed at the date of purchase, but delivery of and payment for the securities is not set until after the securities are issued. The value of when-issued securities is subject to market fluctuation during the interim period and no income accrues to the Fund until settlement takes place. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Forward commitment transactions involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. The payment obligation and interest rate are fixed at the time the buyer enters into the forward commitment. Forward commitment transactions are typically used as a hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.

The Fund maintains with its custodian segregated (or earmarked) liquid securities in an amount at least equal to the when-issued or forward commitment transaction. When entering into a when-issued or forward commitment transaction, the Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged. Inasmuch as the Fund covers its obligations under these transactions, American Beacon Advisors, Inc. (the "Manager") and the Fund believe such obligations do not constitute senior securities. Earmarking or otherwise segregating a large percentage of the Fund's assets could impede the sub-advisor's ability to manage the Fund's portfolio.

11

OTHER INVESTMENT STRATEGIES AND RISKS

In addition to the investment strategies and risks described in the Prospectus, the Fund may:

1

Engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated amount of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

2

Invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act, or exemptive relief granted by the SEC.

3

Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33 1/3% of its total assets (including the market value of collateral received). For purposes of complying with the Fund's investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law.

4

Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by the Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager or the sub-advisor(s), as applicable, attempts to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

5

Purchase securities sold in private placement offerings made in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act, and resold to qualified institutional buyers under Rule 144A under the Securities Act. The Fund will not invest more than 15% of its net assets in Section 4(a)(2) securities and illiquid securities unless the Manager or the sub-advisor, as applicable, determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the Board that any Section 4(a)(2) securities held by the Fund in excess of this level are at all times liquid.

INVESTMENT RESTRICTIONS

Fundamental Policies. The Fund has the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that will be held by the Fund will be the Fund's interest in the investment company.

Fundamental Investment Restrictions. The following discusses the investment policies of the Fund.

The following restrictions have been adopted by the Fund and may be changed with respect to the Fund only by the majority vote of the Fund's outstanding interests. "Majority of the outstanding voting securities" under the Investment Company Act and as used herein means, with respect to the Fund, the lesser of (a) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the shares are present and represented at the shareholders' meeting or (b) more than 50% of the shares of the Fund.

The Fund may not:

1

Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may dispose of real estate acquired as a result of the ownership of securities or other instruments and invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

2

Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

3

Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.

4

Lend any security or make any other loan except (i) as otherwise permitted under the Investment Company Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.

5

Issue any senior security except as otherwise permitted (i) under the Investment Company Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

12

6

Borrow money, except as otherwise permitted under the Investment Company Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

7

Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Fund's total assets.

8

Invest more than 25% of its assets in the securities of companies primarily engaged in any particular industry or group of industries provided that this limitation does not apply to: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt securities issued by municipalities or their agencies and authorities.

The above percentage limits (except the limitation to borrowings) are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. With respect to the fundamental investment restriction relating to making loans set forth in number 4 above, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33 1/3% of its total net assets (including the market value of collateral received).

For purposes of the Fund's policy relating to issuing senior securities set forth in (5) above, "senior securities" are defined as Fund obligations that have a priority over the Fund's shares with respect to the payment of dividends or the distribution of Fund assets. The Investment Company Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund's total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Consistent with guidance issued by the SEC and its staff, the requisite asset coverage may vary among different types of instruments. The policy in (5) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

For purposes of the Fund's industry concentration policy, the Manager may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law. A large economic or market sector shall not be construed as a single industry or group of industries. The Manager currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an "industry" subject to the 25% limitation. Thus, not more than 25% of the Fund's assets will be invested in securities issued by any one foreign government or supranational organization. The Fund might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. The Manager could consider such a company to be within the particular industry and, therefore, the Fund will invest in the securities of such a company only if it can do so under its policy of not being concentrated in any particular industry or group of industries.

Non-Fundamental Investment Restrictions. The following non-fundamental investment restrictions apply to the Fund and may be changed with respect to the Fund by a vote of a majority of the Board. The Fund may not:

1

Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or

2

Purchase securities on margin, except that (1) the Fund may obtain such short term credits as necessary for the clearance of transactions, and (2) the Fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this SAI are not fundamental and may be changed by approval of the Trustees.

TEMPORARY DEFENSIVE INVESTMENTS

In times of unstable or adverse market, economic, political or other conditions, where the Manager or the sub-advisor(s) believes it is appropriate and in the Fund's best interest, the Fund can invest up to 100% in cash and other types of securities for defensive or temporary purposes. It can also hold cash or purchase these types of securities for liquidity purposes to meet cash needs due to redemptions of Fund shares, or to hold while waiting to invest cash received from purchases of Fund shares or the sale of other portfolio securities.

These temporary investments can include: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) commercial paper rated in the highest short-term category by a rating organization; (iii) domestic, Yankee and Eurodollar certificates of deposit or bankers' acceptances of banks rated in the highest short-term category by a rating organization; (iv) any of the foregoing securities that mature in one year or less (generally known as "cash equivalents"); (v) other short-term corporate debt obligations; (vi) repurchase agreements; (vii) futures; or (viii) shares of money market funds, including funds advised by the Manager or a sub-advisor.

13

PORTFOLIO TURNOVER

Portfolio turnover is a measure of trading activity in a portfolio of securities, usually calculated over a period of one year. The rate is calculated by dividing the lesser amount of purchases or sales of securities by the average amount of securities held over the period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover can increase the Fund's transaction costs and generate additional capital gains or losses.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund publicly discloses portfolio holdings information as follows:

1

a complete list of holdings for the Fund on an annual and semi-annual basis in the reports to shareholders within sixty days of the end of each fiscal semi-annual period and in publicly available filings of Form N-CSR with the SEC within ten days thereafter;

2

a complete list of holdings for the Fund as of the end of its first and third fiscal quarters in publicly available filings of Form N-Q with the SEC within sixty days of the end of the fiscal quarter;

3

a complete list of holdings for the Fund as of the end of each calendar quarter on the Fund's website (www.americanbeaconfunds.com) approximately sixty days after the end of the calendar quarter; and

4

ten largest holdings for the Fund as of the end of each calendar quarter on the Fund's website (www.americanbeaconfunds.com) and in sales materials approximately fifteen days after the end of the calendar quarter.

Public disclosure of the Fund's holdings on the website and in sales materials may be delayed when an investment manager informs the Fund that such disclosure could be harmful to the Fund. In addition, individual holdings may be omitted from website and sales material disclosure, when such omission is deemed to be in the Fund's best interest. Disclosure of the Fund's ten largest holdings may exclude U.S. Treasury securities and cash equivalent assets, although such holdings will be included in the Fund's complete list of holdings.

Disclosure of Nonpublic Holdings.

Occasionally, certain interested parties — including individual investors, institutional investors, intermediaries that distribute shares of the Fund, third-party service providers, rating and ranking organizations, and others — may request portfolio holdings information that has not yet been publicly disclosed by the Fund. The Fund's policy is to control the disclosure of nonpublic portfolio holdings information in an attempt to prevent parties from utilizing such information to engage in trading activity harmful to Fund shareholders. To this end, the Board has adopted a Policy and Procedures for Disclosure of Portfolio Holdings Information (the "Holdings Policy"). The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. In general, nonpublic portfolio holdings may be disclosed on a selective basis only when it is determined that (i) there is a legitimate business purpose for the information; (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders. The Holdings Policy does not restrict the Fund from disclosing that a particular security is not a holding of the Fund. The Holdings Policy is summarized below.

A variety of third-party service providers require access to Fund holdings to provide services to the Fund or to assist the Manager and the sub-advisor(s) in managing the Fund ("service providers"). The service providers have a duty to keep the Fund's nonpublic information confidential either through written contractual arrangements with the Fund (or another Fund service provider) or by the nature of their role with respect to the Fund (or the service provider). The Fund has determined that disclosure of nonpublic holdings information to service providers fulfills a legitimate business purpose and is in the best interest of shareholders. In addition, the Fund has determined that disclosure of nonpublic holdings information to members of the Board fulfills a legitimate business purpose, is in the best interest of Fund shareholders, and each Trustee is subject to a duty of confidentiality.

The Fund has ongoing arrangements to provide nonpublic holdings information to the following service providers:

Service Provider	Service	Holdings Access
Manager	Investment management and administrator	Complete list on intraday basis with no lag
Sub-Advisor	Investment management	Holdings under sub-advisor's management on intraday basis with no lag
Abel Noser Corp.	Trade execution analysis for sub-advisor	Partial list on daily basis with no lag
State Street Bank and Trust Co. ("State Street") and its designated foreign sub-custodians	Fund's custodian and foreign custody manager, foreign sub-custodians, and securities lending agent for Funds that participate in securities lending	Complete list on intraday basis with no lag
Interactive Data Corporation	Pricing Vendor	Complete list on daily basis with no lag
Ernst & Young LLP	Fund's independent registered public accounting firm	Complete list on annual basis with no lag
FactSet Research Systems, Inc.	Performance and portfolio analytics reporting for the Manager	Complete list on daily basis with no lag
Bloomberg, L.P.	Performance and portfolio analytics reporting	Complete list on daily basis with no lag
Broadridge/ProxyEdge	Proxy voting services for sub-advisor	Partial list on a periodic basis with lag

14

Certain third parties are provided with nonpublic holdings information (either complete or partial lists) by the Manager or another service provider on an ad hoc basis. These third parties include: broker-dealers, prospective sub-advisors, borrowers of the Fund's portfolio securities, pricing services, legal counsel, and issuers (or their agents). Broker-dealers utilized by the Fund in the process of purchasing and selling portfolio securities or providing market quotations receive limited holdings information on a current basis with no lag. The Manager provides current holdings to investment managers being considered for appointment as a sub-advisor to the Fund. If the Fund participates in securities lending activities, potential borrowers of the Fund's securities receive information pertaining to the Fund's securities available for loan. Such information is provided on a current basis with no lag. The Fund utilizes various pricing services to supply market quotations and evaluated prices to State Street. State Street and the Manager may disclose current nonpublic holdings to those pricing services. An investment manager may provide holdings information to legal counsel when seeking advice regarding those holdings. From time to time, an issuer (or its agent) may contact the Fund requesting confirmation of ownership of the issuer's securities. Such holdings information is provided to the issuer (or its agent) as of the date requested. The Fund does not have written contractual arrangements with these third parties regarding the confidentiality of the holdings information. However, the Fund would not continue to utilize a third party that the Manager determined to have misused nonpublic holdings information.

The Fund has ongoing arrangements to provide periodic holdings information to certain organizations that publish ratings and/or rankings for the Fund or that redistribute the Fund's holdings to financial intermediaries to facilitate their analysis of the Fund. The Fund has determined that disclosure of holdings information to such organizations fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Fund in comparison to other mutual funds. As of the date of this SAI, all such organizations receive holdings information after it has been made public on the Fund's website.

No compensation or other consideration may be paid to the Fund, the Fund's service providers, or any other party in connection with the disclosure of portfolio holdings information.

Under the Holdings Policy, disclosure of nonpublic portfolio holdings information to parties other than those discussed above must meet all of the following conditions:

1

Recipients of portfolio holdings information must agree in writing to keep the information confidential until it has been posted to the Fund's website and not to trade based on the information;

2

Holdings may only be disclosed as of a month-end date;

3

No compensation may be paid to the Fund, the Manager or any other party in connection with the disclosure of information about portfolio securities; and

4

A member of the Manager's Compliance staff must approve requests for nonpublic holdings information.

In determining whether to approve a request for portfolio holdings disclosure by the Manager, Compliance staff generally considers the type of requestor and its relationship to the Fund, the stated reason for the request, any historical pattern of requests from that same individual or entity, the style and strategy of the Fund for which holdings have been requested (e.g., passive versus active management), whether the Fund is managed by one or multiple investment managers, and any other factors it deems relevant. Any potential conflicts between shareholders and affiliated persons of the Fund that arise as a result of a request for portfolio holdings information shall be decided by the Manager in the best interests of shareholders. However, if a conflict exists between the interests of shareholders and the Manager, the Manager may present the details of the request to the Board for a determination to either approve or deny the request. On a quarterly basis, the Manager will prepare a report for the Board outlining any instances of disclosures of nonpublic holdings during the period that did not comply with the Holdings Policy. The Compliance staff generally determines whether a historical pattern of requests by the same individual or entity constitutes an "ongoing arrangement" and should be disclosed in the Fund's SAI.

The Manager and the sub-advisor(s) to the Fund may manage substantially similar portfolios for clients other than the Fund. Those other clients may receive and publicly disclose their portfolio holdings information prior to public disclosure by the Fund. The Holdings Policy is not intended to limit the Manager or the sub-advisor(s) from making such disclosures to their clients.

LENDING OF PORTFOLIO SECURITIES

The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the beneficial owner of the loaned securities and continues to be entitled to payments in amounts approximately equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund does not have the right to vote on securities while they are on loan. However, it is the Fund's policy to attempt to terminate loans in time to vote those proxies that the Fund determines are material to its interests. Loans of portfolio securities may not exceed 33 1/3% of the value of the Fund's total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash in the form of U.S. dollars, foreign currency, or securities issued or fully guaranteed by the U.S. Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to present acceptable credit risk on a fully collateralized basis. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund seeks to minimize this risk by limiting the investment of cash collateral to registered money market funds, including money market funds advised by the Manager that invest in U.S. Government and agency securities.

For all funds that engage in securities lending, the Manager receives compensation for administrative and oversight functions with respect to securities lending, including oversight of the securities lending agent, State Street Bank and Trust Company. The amount of such compensation depends on the income generated by the loan of the securities. The Fund continues to receive payments equal to any dividends or interest, as applicable, paid on the

15

securities loaned and simultaneously earns either interest on the investment of the cash collateral and/or fee income if the loan is otherwise collateralized. As of the date of this SAI, the Fund does not intend to engage in securities lending activities.

TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund's investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts as well as the stated policies of the Fund. The Board oversees the Trust's officers and service providers, including American Beacon Advisors, Inc. ("American Beacon"), which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including American Beacon's investment personnel and the Trust's Chief Compliance Officer ("CCO"). The Board also is assisted by the Trust's independent registered public accounting firm (which reports directly to the Trust's Audit and Compliance Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. American Beacon, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management for the Fund. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Board members who are not "interested persons" of the Trust as defined in Section 2(a)(19) of the Investment Company Act ("Independent Trustees"). The following provides an overview of the principal, but not all, aspects of the Board's oversight of risk management for the Trust and the Fund.

In general, the Fund's risks include, among others, investment risk, credit risk, liquidity risk, securities selection risk and valuation risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund. In addition, under the general oversight of the Board, American Beacon, the Fund's investment adviser, and other service providers to the Fund have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. Further, American Beacon as manager of the Fund oversees and regularly monitors the investments, operations and compliance of the Fund's investment advisers.

The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, and senior officers of American Beacon, and the Fund's CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board and the Investment Committee also regularly receive reports from American Beacon with respect to the investments, securities trading and securities lending activities of the Fund. In addition to regular reports from American Beacon, the Board also receives reports regarding other service providers to the Trust, either directly or through American Beacon or the Fund's CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Fund's CCO regarding the effectiveness of the Fund's compliance program. Also, typically on an annual basis, the Board receives reports, presentations and other information from American Beacon in connection with the Board's consideration of the renewal of each of the Trust's agreements with American Beacon and the Trust's distribution plans under Rule 12b-1 under the Investment Company Act.

Senior officers of the Trust and American Beacon also report regularly to the Audit and Compliance Committee on Fund valuation matters and on the Trust's internal controls and accounting and financial reporting policies and practices. In addition, the Audit and Compliance Committee receives regular reports from the Trust's independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Audit and Compliance Committee meets with the Fund's CCO to discuss matters relating to the Fund's compliance program.

Board Structure and Related Matters

Independent Trustees constitute at least two-thirds of the Board. Richard A. Massman, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair's responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other Trustees, the Trust's officers and other management personnel, and counsel to the Fund. The Independent Chair shall perform such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the responsibilities of that committee. The Board has established three standing committees: the Audit and Compliance Committee, the Investment Committee and the Nominating and Governance Committee. For example, the Investment Committee is responsible for oversight of the process, typically performed annually, by which the Board considers and approves the Fund's investment advisory agreement with American Beacon, while specific matters related to oversight of the Fund's independent auditors have been delegated by the Board to its Audit and Compliance Committee, subject to approval of the Audit and Compliance Committee's recommendations by the Board. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Funds, the number of series of the American Beacon Funds Complex overseen by the Board, the arrangements for the conduct of the Fund's operations, the number of Trustees, and the Board's responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Funds in the complex.

16

The Trust is part of the American Beacon Funds Complex, which is comprised of 34 series within the American Beacon Funds, 1 series within the American Beacon Institutional Funds Trust, and 1 series within the American Beacon Select Funds. The same persons who constitute the Board of the Trust also constitute the board of trustees of American Beacon Institutional Funds Trust and American Beacon Select Funds and each Trustee oversees the Trusts' combined 36 series.

The Board holds five (5) regularly scheduled meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations and directorships held during the last five years and certain other information. Subject to the Trustee Emeritus and Retirement Policy described below, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The address of each Trustee listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee serves for an indefinite term or until his or her removal, resignation, or retirement.*

Name (Age)*	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
INTERESTED TRUSTEE
Alan D. Feld** (81)	Trustee of American Beacon Funds since 1996 Trustee of American Beacon Select Funds since 1999	Trustee since 2017	Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960- Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Master Trust (1996-2012).
NON-INTERESTED TRUSTEES
Gilbert G. Alvarado (48)	Trustee since 2015	Trustee since 2017

Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011- 2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017-present).

Joseph B. Armes (55)	Trustee since 2015	Trustee since 2017

Chairman & CEO, CSW Industrials, Inc. (NASDAQ: CSWI) (2015-present); Chairman of the Board of Capital Southwest Corporation (NASDAQ: CSWC), predecessor to CSW Industrials, Inc. (2014-present); CEO Capital Southwest Corporation (2013-2015); President & CEO JBA Investment Partners (family investment vehicle) (2010-present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer NYSE: RSPP)(2013-present).

Gerard J. Arpey (59)	Trustee since 2012	Trustee since 2017	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present). Director, The Home Depot, Inc. (NYSE: HD)(2015-Present).
Brenda A. Cline (57)	Trustee since 2004	Trustee since 2017

Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (NYSE: RRC) (2015- Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, Cushing Closed-End Funds (2017-present).

Eugene J. Duffy (63)	Trustee since 2008	Trustee since 2017

Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012).

Thomas M. Dunning (75)	Trustee since 2008	Trustee since 2017

Chairman Emeritus (2008-Present); Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007- Present); Trustee, American Beacon Mileage Funds (2008-2012).

17

Richard A. Massman (74)	Trustee since 2004 Chair since 2008	Trustee and Chairman since 2017

Consultant and General Counsel Emeritus (2009-Present), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012).

Barbara J. McKenna (54)	Trustee since 2012	Trustee since 2017	Managing Principal, Longfellow Investment Management Company (2005- Present).
R. Gerald Turner (72)	Trustee since 2001	Trustee since 2017

President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (NYSE: JCP) (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012).

* The Board has adopted a retirement policy that requires Trustees, other than Mr. Feld, to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Feld is deemed to be an "interested person" of the Trust, as defined by the Investment Company Act. Mr. Feld's law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more sub-advisors to certain funds in the American Beacon Funds complex.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Gilbert G. Alvarado: Mr. Alvarado has extensive organizational management and financial experience as vice president and chief financial officer in public charities, and a health conversion private foundation, chief financial and information officer of the largest health foundation on the Texas/Mexico border and an accountant with a regional health system.

Joseph B. Armes: Mr. Armes has extensive financial, investment and organizational management experience as chairman of the board of directors, president and chief executive officer of an investment company listed on NASDAQ, president and chief executive officer of a private family investment vehicle, chief operating officer of a private holding company for a family office, president, chief executive officer, chief financial officer and director of a special purpose acquisition company listed on the American Stock Exchange, a director and audit committee chair of an oil and gas exploration and production company listed on the New York Stock Exchange and as an officer of public companies and as a director and officer of private companies.

Gerard J. Arpey: Mr. Arpey has extensive organizational management, financial and international experience serving as chairman, chief executive officer, and chief financial officer of one of the largest global airlines, service as a director of public and private companies, service to several charitable organizations, and multiple years of service as a Trustee.

Brenda A. Cline: Ms. Cline has extensive organizational management, financial and investment experience as executive vice president, chief financial officer, secretary and treasurer to a private foundation, service as a director and member of the audit and nominating and governance committees of various publicly held companies, service as a trustee to a private university, and several charitable boards, including acting as a member of their investment and\or audit committees, extensive experience as an audit senior manager with a large public accounting firm, and multiple years of service as a Trustee.

Eugene J. Duffy: Mr. Duffy has extensive experience in the investment management business and organizational management experience as a member of senior management, service as a director of a bank, service as a chairman of a charitable fund and as a trustee to an association, service on the board of a private university and non-profit organization, service as chair to an financial services industry association, and multiple years of service as a Trustee.

Thomas M. Dunning: Mr. Dunning has extensive organizational management experience founding and serving as chairman and chief executive officer of a private company, service as a director of a private company, service as chairman of a large state municipal bond issuer and chairman of a large airport authority, also an issuer of bonds, service as a board member of a state department of transportation, service as a director of various foundations, service as chair of civic organizations, and multiple years of service as a Trustee.

Alan D. Feld: Mr. Feld has extensive experience as a business attorney, organizational management experience as chairman of a law firm, experience as a director of several publicly held companies, service as a trustee of a private university and a board member of a hospital, and multiple years of service as a Trustee.

Richard A. Massman: Mr. Massman has extensive experience as a business attorney, organizational management experience as a founding member of a law firm, experience as a senior vice president and general counsel of a large private company, service as the chairman and director of several foundations, including services on their Investment Committees and Finance Committees, chairman of a governmental board, chairman of various professional organizations and multiple years of service as a Trustee and as Independent Chair.

Barbara J. McKenna: Ms. McKenna has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a director of an investment manager, member of numerous financial services industry associations, and multiple years of service as a Trustee.

R. Gerald Turner: Mr. Turner has extensive organizational management experience as president of a private university, service as a director and member of the audit and governance committees of various publicly held companies, service as a member to several charitable boards, and multiple years of service as a Trustee.

Committees of the Board

The Trust has an Audit and Compliance Committee ("Audit Committee"). The Audit Committee consists of Ms. Cline (Chair), and Messrs. Duffy, Alvarado, and Dunning. Mr. Massman, as Chairman of the Trust, serves on the Audit Committee in an ex-officio non-voting capacity. None of the

18

members of the committee are "interested persons" of the Trust, as defined by the Investment Company Act. As set forth in its charter, the primary duties of the Trust's Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and the Fund(s) and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust's financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement of the Trust's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust's independent auditors; (d) to oversee the Trust's compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management's implementation and enforcement of the Trust's compliance policies and procedures ("Compliance Program"); and (e) to coordinate the Board's oversight of the Trust's CCO in connection with his or her implementation of the Trust's Compliance Program. The Audit Committee met five (5) times during the fiscal year ended August 31, 2017.

The Trust has a Nominating and Governance Committee ("Nominating Committee") that is comprised of Messrs. Feld (Chair), Turner, Massman, and Ms. Cline. As set forth in its charter, the Nominating Committee's primary duties are: (a) to make recommendations regarding the nomination of non-interested Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chairman of the Board; (c) to evaluate qualifications of potential "interested" members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; and (h) to consider and make recommendations relating to the compensation of Independent Trustees and of those officers as to whom the Board is charged with approving compensation. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Secretary of the Funds. The Nominating and Governance Committee met four(4) times during the fiscal year ended August 31, 2017.

The Trust has an Investment Committee that is comprised of, Ms. McKenna (Chair), Messrs. Armes and Arpey. Mr. Massman, as Chairman of the Trust, serves on the Investment Committee in an ex-officio non-voting capacity. As set forth in its charter, the Investment Committee's primary duties are: (a) to review and evaluate the short- and long-term investment performance of the Manager and each of the designated sub-advisors to the Fund(s); (b) to evaluate recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the Fund(s); (c) to review material changes recommended by the Manager to the allocation of Fund assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objective or principal investment strategies of the Fund(s); and (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation. The Investment Committee met five (5) times during the fiscal year ended August 31, 2017.

Trustee Ownership in the Funds

The following table shows the amount of equity securities owned in the American Beacon Funds family by the Trustees as of the calendar year ended December 31, 2016.

INTERESTED TRUSTEE
American Beacon Fund	Feld
Sound Point Floating Rate Income	None
Aggregate Dollar Range of Equity Securities in all Trusts (27 Funds as of December 31, 2016)	Over $100,000

NON-INTERESTED TRUSTEES
	Alvarado	Armes	Arpey	Cline	Duffy	Dunning	Massman	McKenna	Turner
Sound Point Floating Rate Income	None	$50,001 - $100,000	None	None	None	None	None	None	None
Aggregate Dollar Range of Equity Securities in all Trusts ( 27 Funds as of December 31, 2016 )	None	$50,001 - $100,000	Over $100,000	Over $100,000	None	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Trustee Compensation

Effective July 1, 2016, as compensation for their service to the American Beacon funds complex, including the Trust (collectively, the "Trusts"), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $5,000 for attendance by Board members for each regularly scheduled Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and (c) $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time.

Effective as of July 1, 2016, for his service as Board Chairman, Mr. Massman receives an additional annual retainer of $50,000. Although he attends several committee meetings at each quarterly Board meeting, he receives only a single $2,500 fee each quarter for his attendance at those meetings.  The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

19

The following table shows total compensation (excluding reimbursements) paid by the Trusts to each Trustee for the fiscal year ended August 31, 2017.
Name of Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Total Compensation From the Trusts
INTERESTED TRUSTEES
Alan D. Feld	$145,912	[1]	$156,000
NON-INTERESTED TRUSTEES
Gilbert G. Alvarado	$147,315		$157,500
Joseph B. Armes	$147,315		$157,500
Gerard J. Arpey	$147,315		$157,500
Brenda A. Cline	$161,345	[1]	$172,500
Eugene J. Duffy	$147,315		$157,500
Thomas M. Dunning	$147,315		$157,500
Richard A. Massman	$194,081	[1]	$207,500
Barbara J. McKenna	$161,345		$172,500
R. Gerald Turner	$140,300	[1]	$150,000

1 Upon retirement from the Board, each of these Trustees is eligible for flight benefits afforded to Trustees who served on the Boards as of June 4, 2008 as described below.

The Boards adopted a Trustee Retirement Policy and Trustee Emeritus and Retirement Plan ("Plan"). The Plan provides that a Trustee who has served on the Boards prior to September 12, 2008, and who has reached a mandatory retirement age established by the Board (currently 75) is eligible to elect Trustee Emeritus status ("Eligible Trustees"). The Eligible Trustees are Messrs. Feld, Massman and Turner and Ms. Cline.  The mandatory retirement age does not apply to Mr. Feld. Additionally, Eligible Trustees who have served on the Board of one or more Trusts for at least five years may elect to retire from the Board at an earlier age and immediately assume Trustee Emeritus status.  The Board has determined that, other than the Plan established for Eligible Trustees, no other retirement benefits will accrue for current or future Trustees.

Upon assuming Trustee Emeritus status, each eligible Trustee and his or her spouse (or designated companion) may receive annual flight benefits from the Trusts of up to $40,000 combined, on a tax-grossed up basis, on American Airlines (a subsidiary of the Manager's former parent company) for a maximum period of 10 years, depending upon length of service prior to September 12, 2008. Eligible Trustees may opt to receive instead an annual retainer of $20,000 from the Trusts in lieu of flight benefits.  No retirement benefits are accrued for Board service after September 12, 2008.

A Trustee Emeritus must commit to provide certain ongoing services and advice to the Board members and the Trusts; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Fund(s). Currently, two individuals who retired from the Board prior to September 12, 2008, have assumed Trustee Emeritus status. One receives an annual retainer of $20,000 from the Trusts. The other individual and his spouse receive annual flight benefits of up to $40,000 combined, on a tax-grossed up basis, on American Airlines.

Principal Officers of the Trust

The Officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the Officers of the Trust, their ages, their business address and their principal occupations and directorships during the past five years are as set forth below. The address of each Officer is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Officer serves for a term of one year or until his or her resignation, retirement, or removal. Each Officer has and continues to hold the same position with the American Beacon Funds, the American Beacon Select Funds and the American Beacon Institutional Funds Trust.

20

Name (Age)	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Principal Occupation(s) and Directorships During Past 5 Years
OFFICERS
Gene L. Needles, Jr. (63)	President since 2009	President since 2017

President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); Director, Resolute Investment Managers, Inc. (2015-Present); Director, Resolute Acquisition, Inc.(2015-Present); Director, Resolute Topco, Inc. (2015-Present), President & CEO, Resolute Investment Holdings, LLC. (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc.; (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager and President, American Private Equity Management, L.L.C. (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014- Present); Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017 - Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD. (2017-Present).

Jeffrey K. Ringdahl (42)	Vice President since 2010	Vice President since 2017

Chief Operating Officer (2010-Present), Vice President (2010-2013), Senior Vice President (2013-Present), and Director (2015-Present), American Beacon Advisors, Inc.; Vice President (2012-Present) and Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Trustee, American Beacon NextShares Trust (2015-Present); Director and Senior Vice Present, Resolute Investment Holdings, LLC (2015-Present); Director and Senior Vice President, Resolute Topco, Inc. (2015-Present); Director and Senior Vice President, Resolute Acquisition, Inc. (2015-Present); Director and Senior Vice President, Resolute Investment Managers, Inc. (2015-Present); Director, Executive Vice President and Chief Operating Officer, Alpha Quant Advisors, LLC (2016-Present); Director and Executive Vice President, Resolute Investment Services, Inc. (2017-Present); Director and Executive Vice President, Resolute Investment Distributors, Inc. (2017-Present); Director, Shapiro Capital Management, LLC (2017-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-Present).

Rosemary K. Behan (58)	Vice President, Secretary and Chief Legal Officer since 2006	Vice President, Chief Legal Officer and Secretary since 2017

Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Managers, Inc. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, L.L.C.(2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, Alpha Quant Advisors, LLC (2016-Present), Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present).

Brian E. Brett (57)	Vice President since 2004	Vice President since 2017	Senior Vice President, Head of Distribution (2012-Present); Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-2012).
Paul B. Cavazos (48)	Vice President since 2016	Vice President since 2017	Chief Investment Officer and Senior Vice President of American Beacon Advisors, Inc. since 2016; Chief Investment Officer, DTE Energy Company (2007-2016).
Erica B. Duncan (47)	Vice President since 2011	Vice President since 2017	Vice President, Marketing & Client Services, American Beacon Advisors, Inc. (2011- Present).

21

Terri L. McKinney (54)	Vice President since 2010	Vice President since 2017

Vice President, Enterprise Services, American Beacon Advisors, Inc. (2009-Present); Vice President, Enterprise Services Alpha Quant Advisors, Inc. (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present).

Samuel J. Silver (54)	Vice President since 2011	Vice President since 2017	Vice President, Chief Fixed Income Officer (2016-Present); Vice President, Fixed Income Investments (2011-2016), American Beacon Advisors, Inc.
Melinda G. Heika (56)	Treasurer since 2010	Principal Accounting Officer and Treasurer since 2017

Treasurer, American Beacon Advisors, Inc. (2010-Present); Treasurer, Resolute Investment Managers, Inc. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, L.L.C. (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, Alpha Quant Advisors, LLC (2016-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-Present).

Sonia L. Bates (61)	Asst. Treasurer since 2011	Asst. Treasurer since 2017

Director, Tax and Financial Reporting, American Beacon Advisors, Inc. (2011-Present); Asst. Treasurer, Resolute Investment Managers, Inc. (2015-Present); Asst. Treasurer, Lighthouse Holdings, Inc. (2011-2015); Asst. Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present).

Christina E. Sears (46)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer and Assistant Secretary since 2017

Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present); Chief Compliance Officer, Alpha Quant Advisors, LLC (2016-Present).

Shelley D. Abrahams (43)	Asst. Secretary since 2008	Asst. Secretary since 2017	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present).
Rebecca L. Harris (51)	Asst. Secretary since 2011	Asst. Secretary since 2017	Assistant Secretary, American Beacon Advisors, Inc. (2011-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present).
Diana N. Lai (42)	Asst. Secretary since 2012	Asst. Secretary since 2017	Assistant Secretary, American Beacon Advisors, Inc. (2012-Present); Assistant Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present).
Teresa A. Oxford (59)	Asst. Secretary since 2015	Asst. Secretary since 2017	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present).

CODE OF ETHICS

The Manager, the Trust and the sub-advisor each have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act. Each Code of Ethics significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code of Ethics generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase (with limited exceptions) or sale by any Fund. In addition, the Manager's and Trust's Code of Ethics requires employees to report trades in shares of the Trusts. Each Code of Ethics is on public file with, and may be obtained from, the SEC.

PROXY VOTING POLICIES

From time to time, the Fund may own a security whose issuer solicits a proxy vote on certain matters. The Board seeks to ensure that proxies are voted in the best interests of the Fund's shareholders and has delegated proxy voting authority to the Manager. The Manager in turn has delegated proxy voting authority to the sub-advisors with respect to the Fund's assets under the sub-advisor's management. The Trust has adopted a Proxy Voting Policy and Procedures (the "Policy") that governs proxy voting by the Manager and sub-advisor, including procedures to address potential conflicts of interest between the Fund's shareholders and the Manager, the sub-advisor or their affiliates. The Board has approved the Manager's proxy voting policies and procedures with respect to Fund assets under the Manager's management. Please see Appendix A for a copy of the Policy. The sub-advisor's proxy voting policy and procedures are summarized (or included in their entirety) in Appendix B. The Fund's proxy voting record for the most recent year ended June 30 is available as of August 31 of each year upon request and without charge by calling 1-800-967-9009 or by visiting the SEC's website at http://www.sec.gov. The proxy voting record can be found in Form N-PX on the SEC's website.

22

CONTROL PERSONS AND 5% SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of any Class of the Fund's outstanding shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. The actions of an entity or person that controls the Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over the Fund or large redemptions by a control person could cause the Fund's other shareholders to pay a higher pro rata portion of the Fund's expenses.

Set forth below are entities or persons that own 5% or more of the outstanding shares of a Class of the Fund as of November 30, 2017. The Trustees and officers of the Trusts, as a group, did not own more than 1% of any classes of the Fund's shares outstanding.

Shareholder Address	Fund Percentage (listed if over 25%)	A CLASS	C CLASS	Institutional CLASS	Investor CLASS	SP CLASS	Y CLASS
CHARLES SCHWAB & CO INC*		7.09%		7.64%	31.38%	37.66%	23.01%
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905
LPL FINANCIAL*		12.79%	10.27%		15.50%		6.15%
FBO CUSTOMER ACCOUNTS
ATTN MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046
MORGAN STANLEY SMITH BARNEY LLC*		19.20%	37.07%				16.11%
1 NEW YORK PLZ FL 12
NEW YORK NY 10004-1901
NATIONAL FINANCIAL SERVICES LLC*		5.87%		48.02%	17.71%		15.13%
FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
PERSHING LLC*		13.81%	9.79%	5.67%		56.33%	4.96%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
RAYMOND JAMES*		5.03%	10.81%
OMNIBUS FOR MUTUAL FUNDS
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100
TD AMERITRADE INC*				17.01%	32.54%		18.79%
FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS
PO BOX 2226
OMAHA NE 68103-2226
UBS WM USA*		30.52%	11.44%				7.99%
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761
SEI PRIVATE TRUST COMPANY				6.70%
C/O PA TRUST
1 FREEDOM VALLEY DR

23

OAKS PA 19456-9989

* Denotes record owner of Fund shares only

INVESTMENT SUB-ADVISORY AGREEMENT

The Fund's sub-advisor is listed below with information regarding its controlling persons or entities. According to the Investment Company Act, a person or entity with control with respect to an investment advisor has "the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company." Persons and entities affiliated with the sub-advisor are considered affiliates of the Fund with respect to which the sub-advisor manages a portion of the Fund's assets.

Sound Point Capital Management, LP ("Sound Point")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Ketchum Partners, LLC	Limited Partner	Financial Services
Stephen J. Ketchum	Managing Partner	Financial Services Executive

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with Sound Point pursuant to which the Fund has agreed to pay Sound Point an annualized sub-advisory fee that is calculated and accrued daily equal to 0.35% of the Fund's average daily net assets.

The Investment Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the Fund on no less than thirty (30) days' nor more than sixty (60) days' written notice to the sub-advisor, or by the sub-advisor upon sixty (60) days' written notice to the Trust. The Investment Advisory Agreement(s) will continue in effect provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders.

MANAGEMENT, ADMINISTRATIVE AND DISTRIBUTION SERVICES

The Manager

The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039 is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. ("RIM"). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc. a wholly-owned subsidiary of Resolute Investment Holdings, LLC ("RIH"). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. ("Kelso") or Estancia Capital Management, LLC ("Estancia"), which are private equity firms. The address of Kelso and its investment funds is 320 Park Avenue, 24th Floor, New York, NY 10022. The address of Estancia and its investment fund is 20865 N 90th Place, Suite 200, Scottsdale, AZ 85255. The address of RIH is 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.

Listed below are individuals and entities that may be deemed control persons of the Manager.

Controlling Person/Entity	Basis of Control/Status	Nature of Controlling Person/Entity Business/ Business History
Resolute Investment Holdings, LLC	Parent Company	Holding Company
Kelso Investment Associates VIII	Ownership in Parent Company	Investment Fund

The Manager is paid a management fee as compensation for providing the Fund with management and administrative services. The expenses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. The Management Agreement provides for the Manager to receive an annualized fee based on a percentage of the Fund's average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

Operating expenses directly attributable to a specific class are charged against the assets of that class.  Pursuant to the Management Agreement, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trust's operations. This includes:

■

complying with reporting requirements;

■

corresponding with shareholders;

■

maintaining internal bookkeeping, accounting and auditing services and records;

■

supervising the provision of services to the Trust by third parties; and

■

administering the Fund's interfund lending facility and lines of credit, if applicable.

24

In addition to its oversight of the sub-advisor(s), the Manager may invest the portion of the Fund's assets that the sub-advisor(s) determine to be allocated to short-term investments.

The Fund is responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of the Fund's tax returns; interest; costs of Trustee and shareholder meetings; preparing, printing and mailing Prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Fund's existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Trustees; insurance and fidelity bond premiums; fees paid to service providers providing reports regarding adherence by sub-advisor(s) to the investment style of the Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the sub-advisor(s); and any extraordinary expenses of a nonrecurring nature.

The following tables show total management and administrative services fees paid to the Manager, fees waived or recouped by the Manager and the investment advisory fees paid to the sub-advisor for the Fund's most recent fiscal years ended August 31.  In the tables below, the compensation paid to the Manager was based on a management fee of 0.05% of the Fund's average daily net assets and a separate administrative services fee of 0.30% of the Fund's average daily net assets prior to May 29, 2016. Thereafter, the Fund paid the Manager a single management fee of 0.35% of its average daily net assets for management and administrative services. In the table below, the fees paid to the sub-advisor are expressed both as a dollar amount and percentage of the Fund's average daily net assets.

Management Fees Paid to American Beacon Advisors, Inc.
	2016	2017
	$103,272	$1,760,773

Sub-advisor Fees
	2016	2017
	$303,323	$1,760,774
	0.35%	0.35%

Management Fees (Waived)/Recouped
	2016	2017
	$(236,521)	$24,550

Administrative Service Fees
	2016	2017
	$155,504	$0

The Manager (or another entity approved by the Board) under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act, is paid up to 0.25% per annum of the average daily net assets of the A Class and SP Class shares and up to 1.00% per annum of the average daily net assets of the C Class shares of the Fund for distribution and shareholder servicing related services, including expenses relating to selling efforts of various broker-dealers, shareholder servicing fees and the preparation and distribution of A Class, C Class and SP Class advertising material and sales literature. The Manager will receive Rule 12b-1 fees from the A Class, C Class and SP Class regardless of the amount of the Manager's actual expenses related to distribution and shareholder servicing efforts on behalf of each Class. Thus, the Manager may realize a profit or a loss based upon its actual distribution and shareholder servicing related expenditures for the A Class, C Class and SP Class. With respect to the A Class and C Class shares of the Fund, the Manager anticipates that the Rule 12b-1 plan will benefit shareholders by providing broader access to the Fund through broker-dealers and other financial intermediaries who require compensation for their expenses in order to offer shares of the Fund. With respect to the SP Class shares of the Fund, the Manager anticipates that the Rule 12b-1 plan will benefit shareholders by attracting new investments from, retaining, and servicing existing shareholders.  Distribution fees pursuant to Rule 12b-1 under the Investment Company Act for the fiscal year ended August 31, 2017 were:

Distribution Fees
A Class	$53,071
C Class	$188,703
SP Class	$15,138

The A Class, C Class and Investor Class have each adopted a Service Plan (collectively, the "Plans"). The Plans authorize the payment to the Manager (or another entity approved by the Board) of up to 0.375% per annum of the average daily net assets of the Investor Class shares, up to 0.25% per annum of the average daily net assets of the A Class shares and up to 0.25% per annum of the average daily net assets of the C Class shares. In addition, the Fund may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y Class and Institutional Class shares. The Manager or other approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of A Class, C Class, Y Class, Institutional Class, and Investor Class shares including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees, which are included as part of the Fund's "Other Expenses" in the Table of Fees and Expenses in the Prospectus, will be payable monthly in arrears. The fees for each Class will be paid, or reimbursed, on the actual

25

expenses incurred in a particular month by the entity for the services provided pursuant to the respective Class and its Service Plan, if applicable. The primary expenses expected to be incurred are shareholder servicing, record keeping fees and servicing fees paid to financial intermediaries such as plan sponsors and broker-dealers. Service fees paid by the A Class, C Class, Y Class and Investor Class shares of the Fund pursuant to the applicable Service Plan for the fiscal years ended August 31 were as follows:

Service Fees
	2016	2017
A Class	$3,394	$31,843
C Class	$1,244	$28,305
Y Class	$4,719	$67,094*
Investor Class	$22,598	$166,002
SP Class	$1,717	N/A

* Service Fees for Y Class from August 31, 2016 to April 1, 2017.

The Manager also may receive up to 10% of the net monthly income generated from the securities lending activities of the Fund as compensation for administrative and oversight functions with respect to securities lending of the Fund. As of the date of this SAI, the Fund does not intend to engage in securities lending activities. The SEC has granted exemptive relief that permits the Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

The SEC has granted exemptive relief that permits the Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

The Manager has contractually agreed from time to time to waive fees and/or reimburse expenses for the Fund in order to maintain competitive expense ratios for the Fund. In July of 2003, the Board approved a policy whereby the Manager may seek repayment for such fee waivers and/or expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee waivers and/or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Fund's Total Annual Fund Operating Expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment.

The Distributor

Foreside Fund Services, LLC ("Foreside" or "Distributor"), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor and principal underwriter of the Fund's shares. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund's shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or the Fund. Pursuant to a Sub-Administration Agreement between Foreside and the Manager, Foreside receives a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the Trust, including the registration of Manager employees as registered representatives of the Distributor to facilitate distribution of Fund shares. Foreside also receives a fee from the Manager under a Marketing Agreement pursuant to which Foreside provides services in connection with the marketing of the Fund to institutional investors. Pursuant to the Distribution Agreement, the Distributor receives, and may re-allow to broker-dealers, all or a portion of the sales charge paid by the purchasers of A and C Class shares. For A and C Class shares, the Distributor receives commission revenue consisting of the portion of A and C Class sales charge remaining after the allowances by the Distributor to the broker dealers. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.

The aggregate commissions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charge ("CDSC") retained by the Distributor on the redemption of shares during the fiscal years ended August 31 are shown in the table below.

American Beacon Fund	Fiscal Year	Aggregate Commissions	Amount Retained by the Distributor
Sound Point	2017	$464,720	$48,911
	2016	$43,879	$4,418

Effective March 1, 2018, Resolute Investment Distributors, Inc. will replace Foreside as the Fund(s)' distributor and principal underwriter.

OTHER SERVICE PROVIDERS

State Street, located at 1 Iron Street, Boston, Massachusetts 02110, serves as custodian for the Fund. In addition to its other duties as custodian, pursuant to an Administrative Services Agreement and instructions given by the Manager, State Street may receive compensation from the Fund for investing certain excess cash balances in designated futures or forwards. State Street also serves as the Fund's Foreign Custody Manager pursuant to rules adopted under the Investment Company Act, whereby it selects and monitors eligible foreign sub-custodians.

Boston Financial Data Services, Inc. ("BFDS"), located at 330 W. 9th Street, Kansas City, Missouri 64105 is the transfer agent and dividend paying agent for the Trust and provides these services to Fund shareholders.  Effective January 1, 2018, the name of BFDS will change to DST Asset Manager Solutions, Inc.

26

The Fund's independent registered public accounting firm is Ernst & Young LLP, which is located at 2323 Victory Avenue, Suite 2000, Dallas, Texas 75219.

K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Fund.

PORTFOLIO MANAGERS

The portfolio managers to the Fund (the "Portfolio Managers") have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts has been provided by the Portfolio Managers' firm and is set forth below. The number of accounts and assets is shown as of August 31, 2017.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Sound Point
Stephen Ketchum	3($404.5 mil)	6($2.5 bil)	33($9.4 bil)	None	4($1.37 mil)	2($102.1 mil)
Rick Richert	None	2($1.2 mil)	26($9.3 bil)	None	1($169.3 mil)	1($60.8 mil)
Ryan Kohan	None	None	None	None	None	None

Conflicts of Interest

As noted in the table above, the Portfolio Managers manage accounts other than the Fund. This side-by-side management may present potential conflicts between a Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the sub-advisor of any foreseeable material conflicts of interest that may arise from the concurrent management of the Fund and other accounts. The information regarding potential conflicts of interest was provided by the sub-advisor.

The portfolio managers have interests which may conflict with the interests of the Fund. There is no guarantee that the policies and procedures adopted by Sound Point and the Fund will be able to identify or mitigate these conflicts of interest.

While Sound Point will seek to manage potential conflicts of interest in good faith, the portfolio strategies employed by the portfolio managers and Sound Point in managing its respective Other Accounts could conflict with the transactions and strategies employed by the portfolio managers in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Accounts. It is the policy of Sound Point to generally share appropriate investment opportunities (and sale opportunities) with the Other Accounts. In general and except as provided below, this means that such opportunities will be allocated pro rata among the Fund and the Other Accounts based on available capacity for such investment in each fund, taking into account available cash and the relative capital of the respective funds. Nevertheless, investment and/or opportunities may be allocated other than on a pro rata basis, if Sound Point deems in good faith that a different allocation among the Fund and the Other Accounts is appropriate, taking into account, among other considerations (a) risk-return profile of the proposed investment; (b) the Fund's or the Other Accounts' objectives, whether such objectives are considered solely in light of the specific investment under consideration or in the context of the portfolio's overall holdings; (c) the potential for the proposed investment to create an imbalance in the Fund's and the Other Accounts' portfolios; (d) liquidity requirements of the Fund and Other Accounts; (e) tax consequences; (f) regulatory restrictions; (g) the need to re-size risk in the Fund's or Other Accounts' portfolios; (h) redemption/withdrawal requests from Other Accounts and anticipated future contributions into the Fund and Other Accounts; and (i) proximity of an Other Account to the end of its specified term/commitment period. Orders may be combined for all such accounts, and if any order is not filled at the same price, they may be allocated on an average price basis.

Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis which the Advisor or its affiliates consider equitable. From time to time, the Fund and the Other Accounts may make investments at different levels of an issuer's capital structure or otherwise in different classes of an issuer's securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. While these conflicts cannot be eliminated, Sound Point, when practicable, will cause the Fund and the Other Accounts to hold investments in the same levels of an issuer's capital structure in the same proportion at each level; provided, however, that neither the Fund nor any Other Account will be required to hold an investment if holding such investment would result in a violation of the provisions of the organizational documents of the Fund or the Other Account, as applicable, or constitute a breach of, or default or debt repayment event with respect to, any credit facility or other debt instrument or obligation.

Compensation

The following is a description provided by the investment sub-advisor regarding the structure of and criteria for determining the compensation of the Portfolio Managers as of August 31, 2017.

Sound Point's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus.

Generally, portfolio managers receive base compensation and employee benefits based on their individual seniority and/or their position with the firm. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on individual

27

seniority, contributions to the sub-advisor and performance of the assets that the portfolio manager has primary responsibility for. These compensation guidelines are structured to closely align the interests of employees with those of Sound Point and its clients.

Ownership of the Fund

A Portfolio Manager's beneficial ownership of the Fund is defined as the Portfolio Manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the Portfolio Manager's immediate family or by a trust of which the Portfolio Manager is a trustee could be considered ownership by the Portfolio Manager. The tables below set forth each Portfolio Manager's beneficial ownership of the Fund(s) under that Portfolio Manager's management as of August 31, 2017 as provided by the Fund's sub-advisor(s).

Name of Investment Advisor and Portfolio Manager	Sound Point Floating Rate Income
Sound Point Capital Management, LP
Stephen Ketchum	$1-$10,000
Rick Richert	$10,001-$50,000
Ryan Kohan	$10,001-$50,000

PORTFOLIO SECURITIES TRANSACTIONS

In selecting brokers or dealers to execute particular transactions, the Manager and the sub-advisor are authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provision of statistical quotations (including the quotations necessary to determine the Fund's NAV), and other information provided to the Fund, to the Manager and/or to the sub-advisor (or their affiliates), provided, however, that the Manager or the sub-advisor must always seek best execution. Research and brokerage services may include information on portfolio companies, economic analyses, and other investment research services. The Trust does not allow the Manager or sub-advisor to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers. The Manager and the sub-advisor are also authorized to cause the Fund to pay a commission (as defined in SEC interpretations) to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Manager or the sub-advisor, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Manager or the sub-advisor exercises investment discretion. The fees of the sub-advisor are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the Board, as applicable, the Manager, or the sub-advisor (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the Investment Company Act) for doing so. Brokerage and research services obtained with Fund commissions might be used by the Manager and/or the sub-advisor, as applicable, to benefit their other accounts under management.

The Manager and the sub-advisor will place its own orders to execute securities transactions that are designed to implement the Fund's investment objective and policies. In placing such orders, the sub-advisor will seek best execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. Pursuant to written guidelines approved by the Board, as appropriate, the sub-advisor of the Fund, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 of the Investment Company Act) for doing so. The Fund's turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and the Fund's cash flows. High portfolio turnover increases the Fund's transaction costs, including brokerage commissions, and may result in a greater amount of recognized capital gains.

The Investment Advisory Agreements provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of the sub-advisor is to seek best execution. In assessing available execution venues, the sub-advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the value of any eligible research, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Transactions with respect to the securities of small and emerging growth companies in which the Fund may invest may involve specialized services on the part of the broker or dealer and thereby may entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

The Fund may establish brokerage commission recapture arrangements with certain brokers or dealers. If a sub-advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. Neither the Manager nor the sub-advisor receives any benefits from the commission recapture program. The sub-advisor's participation in the brokerage commission recapture program is optional. The sub-advisor retains full discretion in selecting brokerage firms for securities transactions and is instructed to use the commission recapture program for a transaction only if it is consistent with the sub-advisor's obligation to seek the best execution available.

For the fiscal years ended August 31, 2016 and 2017, no brokerage commissions were paid to affiliated brokers by the Fund.

28

For the fiscal years ended August 31, 2016 and 2017, the following brokerage commissions were paid by the Fund.  Shareholders of the Fund bear only their pro-rata portion of such expenses.

American Beacon Fund	2016	2017
Sound Point Floating Rate Income	$0	$0

For the fiscal year ended August 31, 2017, the Fund directed no transactions to brokers in part because of research services provided and paid no commissions on such transactions.

ADDITIONAL PURCHASE AND SALE INFORMATION FOR A CLASS SHARES

Sales Charge Reductions and Waivers

As described in the Prospectus, there are various ways to reduce your sales charge when purchasing A Class shares. Additional information about A Class sales charge reductions is provided below.

Letter of Intent ("LOI"). The LOI may be revised upward at any time during the 13-month period of the LOI ("LOI Period"), and such a revision will be treated as a new LOI, except that the LOI Period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised LOI. The LOI will be considered completed if the shareholder dies within the 13-month LOI Period. Commissions to dealers will not be adjusted or paid on the difference between the LOI amount and the amount actually invested before the shareholder's death.

All dividends and other distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified LOI Period, the purchaser may be required to remit to the transfer agent the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder's account at the time a purchase was made during the LOI Period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the LOI Period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Fund for the balance still outstanding.

Rights of Accumulation. Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in any class of the American Beacon Funds to determine your sales charge for A Class shares on investments in accounts eligible to be aggregated. If you make a gift of A Class shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your investments in any class of the American Beacon Funds.

Aggregation. Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the Prospectus, if all parties are purchasing shares for their own accounts and/or:

■

individual-type employee benefit plans, such as an individual retirement account ("IRA"), individual 403(b) plan or single-participant Keogh-type plan;

■

business accounts solely controlled by you or your immediate family (for example, you own the entire business);

■

trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct the Fund's transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

■

endowments or foundations established and controlled by you or your immediate family; or

■

529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

■

for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

■

made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act, excluding the individual-type employee benefit plans described above;

■

for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

■

for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales Charges" above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the Investment Company Act. Purchases made for nominee or street name accounts (securities held in the name of a broker- dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent Purchases. As described in the Prospectus, you may reduce your A Class sales charge by combining simultaneous purchases in any of the American Beacon Funds.

Other Purchases. Pursuant to a determination of eligibility by the Manager, A Class shares of the Fund may be sold at NAV (without the imposition of a front-end sales charge) to:

29

1

current or retired trustees, and officers of the American Beacon Funds family, current or retired employees and directors of the Manager and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

2

currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, "Eligible Persons") (and their spouses, and children, including children in step and adoptive relationships, sons-in-law and daughters-in-law, if the Eligible Persons or the spouses or children of the Eligible Persons are listed in the account registration with the spouse or parent) of broker-dealers who have sales agreements with the Distributor (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses and/or children;

3

companies exchanging securities with the Fund through a merger, acquisition or exchange offer;

4

insurance company separate accounts;

5

accounts managed by the Manager, a sub-advisor to the Fund and its affiliated companies;

6

the Manager or a sub-advisor to the Fund and its affiliated companies;

7

an individual or entity with a substantial business relationship with, which may include the officers and employees of the Fund's custodian or transfer agent, the Manager or a sub-advisor to the Fund and its affiliated companies, or an individual or entity related or relating to such individual or entity;

8

full-time employees of banks that have sales agreements with the Distributor, who are solely dedicated to directly supporting the sale of mutual funds;

9

directors, officers and employees of financial institutions that have a selling group agreement with the Distributor;

10

banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in the Fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee;

11

clients of authorized dealers purchasing shares in fixed or flat fee brokerage accounts;

12

Employer-sponsored defined contribution - type plans, including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and IRA rollovers involving retirement plan assets invested in the Fund in the American Beacon Funds fund family; and

13

Employee benefit and retirement plans for the Manager and its affiliates.

Shares are offered at NAV to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this NAV privilege, additional investments can be made at NAV for the life of the account.

It is possible that a broker-dealer may not be able to offer one or more of these waiver categories. If this situation occurs, it is possible that the investor would need to invest directly through American Beacon Funds in order to take advantage of the waiver. The Fund may terminate or amend the terms of these sales charge waivers at any time.

Moving Between Accounts. Investments in certain account types may be moved to other account types without incurring additional A Class sales charges. These transactions include, for example:

■

redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase Fund shares in an IRA or other individual-type retirement account;

■

"required minimum distributions" (as described in Section 401(a)(9) of the Internal Revenue Code) from an IRA or other individual-type retirement account used to purchase Fund shares in a non-retirement account;

■

death distributions paid to a beneficiary's account that are used by the beneficiary to purchase Fund shares in a different account; and

■

it is possible that a broker-dealer may not be able to offer the ability to move between accounts. If this situation occurs, it is possible that the investor would need to invest directly through American Beacon Funds in order to take advantage of this privilege.  Please contact your financial intermediary for additional information.

ADDITIONAL INFORMATION REGARDING CONTINGENT DEFERRED SALES CHARGES

As discussed in the Prospectus, the redemption of C Class shares may be subject to a contingent deferred sales charge ("CDSC") if you redeem your shares within 12 months of purchase. If you purchased $250,000 or more of A Class shares of the Fund(s) (and therefore paid no initial sales charges) and subsequently redeem your shares within 18 months of your purchase, you may be charged a CDSC upon redemption. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or other distributions, or upon amounts representing share appreciation. As described in the Prospectus, there are various circumstances under which the CDSC will be waived. Additional information about CDSC waivers is provided below.

The CDSC is waived under the following circumstances:

■

Any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Manager or the Fund's transfer agent may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

■

Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the Manager or the

30

Fund's transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

■

Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code. The CDSC will be waived for benefit payments made by American Beacon Funds directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, "required minimum distributions" (as described under Section 401(a)(9) of the Internal Revenue Code), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

■

Redemptions that are mandatory withdrawals from a traditional IRA account after age 70 1/2.

■

Involuntary redemptions as a result of your account not meeting the minimum balance requirements, the termination and liquidation of the Fund, or other actions by the Fund.

■

Distributions from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver.

■

To return excess contributions made to a retirement plan.

■

To return contributions made due to a mistake of fact.

The following example illustrates the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 1.00%, the CDSC would be $40 for redemptions of C Class shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

REDEMPTIONS IN KIND

Although the Fund intends to redeem shares in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the Fund's NAV during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, to the extent the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

TAX INFORMATION

The tax information in the Prospectus and in this section relates solely to the federal income tax law and assumes that the Fund will continue to qualify each taxable year as a "regulated investment company" under the Internal Revenue Code ("RIC") (as discussed below). The tax information in this section is only a summary of certain key federal tax considerations affecting the Fund and its shareholders and is in addition to the tax information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal income tax treatment of the Fund or the tax implications to its shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning. The tax information is based on the Internal Revenue Code and applicable regulations in effect, and administrative pronouncements and judicial decisions publicly available, on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Taxation of the Fund

The Fund intends to continue to qualify each taxable year for treatment as a RIC under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code. To so qualify, the Fund (which is treated as a separate corporation for these purposes) must, among other requirements:

■

Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income, including gains from options, futures or forward contracts, derived with respect to its business of investing in securities or those currencies ("Qualifying Other Income") and (2) net income derived from an interest in a "qualified publically traded partnership" ("QPTP") ("Gross Income Requirement"). A QPTP is a "publically traded partnership" other than a partnership at least 90% of the gross income of which is Qualifying Other Income;

■

Diversify its investments so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (equity securities of QPTPs being considered voting securities for those purposes), and (2) not more than 25% of the value of its total assets is invested in (a) the securities (other than Government securities or securities of other RICs) of any one issuer, (b) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (c) the securities of one or more QPTPs ("Diversification Requirements"); and

■

Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income, the excess (if any) of net short-term capital gain over net long-term capital loss, and net gains and losses, if any, from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) ("Distribution Requirement").

By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

31

If for any taxable year the Fund does not qualify for that treatment — either (1) by failing to satisfy the Distribution Requirement, even if it satisfies the Gross Income and Diversification Requirements ("Other Requirements") or (2) by failing to satisfy any of the Other Requirements and is unable to, or determines not to, avail itself of Internal Revenue Code provisions that enable a RIC to cure a failure to satisfy any of the Other Requirements as long as the failure "is due to reasonable cause and not due to willful neglect" and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — then for federal tax purposes, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to its shareholders and the dividends it pays would be taxable to its shareholders as ordinary income (or possibly, for individual and certain other non-corporate shareholders (each an "individual"), as "qualified dividend income" (as described in the Prospectus)("QDI")) to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify for RIC treatment would therefore have a negative impact on the Fund's income and performance. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying for RIC treatment. It is possible that the Fund will not qualify as a RIC in any given taxable year.

The Fund will be subject to a nondeductible 4% federal excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and substantially all of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.  The Fund intends to make sufficient distributions by the end of each calendar year to avoid liability for the Excise Tax.

Taxation of Certain Investments and Strategies

Hedging strategies, such as entering into forward contracts and selling (writing) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of gains and losses the Fund may realize in connection therewith. In general, the Fund's (1) gains from the disposition of foreign currencies and (2) Qualifying Other Income will be treated as qualifying income under the Gross Income Requirement.

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains realized on investments by foreign investors.  It is impossible to determine the effective rate of foreign tax in advance, since the amount of the Fund's assets to be invested in various countries is not known.

Some futures contracts, foreign currency contracts, and "non-equity" options (i.e., certain listed options, such as those on a "broad-based" securities index) - except any "securities futures contract" that is not a "dealer securities futures contract" (both as defined in the Internal Revenue Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement - in which the Fund invests may be subject to Internal Revenue Code section 1256 (collectively, "Section 1256 contracts"). Any Section 1256 contract the Fund holds at the end of its taxable year must be "marked-to-market" (that is, treated as having been sold at that time for its fair market value) for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it.

Section 988 of the Internal Revenue Code also may apply to the Fund's forward currency contracts and options and futures on foreign currencies. Under that section, each foreign currency gain or loss generally is computed separately and treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year (including those made before the losses were realized) would be characterized as a non-taxable "return of capital" to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares and treating any part of such distribution exceeding that basis as gain from the disposition of those shares.

Offsetting positions the Fund enters into or holds in any actively traded option, futures or forward contract may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of recognition of the Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) losses realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available, that may mitigate the effects of the straddle rules, particularly with respect to "mixed straddles" (i.e., a straddle at least one, but not all, positions of which are Section 1256 contracts).

When a covered call option written (sold) by the Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option.  When a covered call option written by the Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

32

If the Fund has an "appreciated financial position"—generally, any position (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis—and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Certain aspects of the tax treatment of derivative instruments are currently unclear and may be affected by changes in legislation, regulations, administrative rules, and/or other legally binding authority that could affect the treatment of income from those instruments and the character, timing of recognition and amount of the Fund's taxable income or net realized gains and distributions. If the Internal Revenue Service ("IRS") were to assert successfully that income the Fund derives from those investments does not constitute Qualifying Other Income, the Fund might cease to qualify as a RIC (with the consequences described above under "Taxation of the Fund") or might be required to reduce its exposure to such investments.

The Fund must include in its gross income each taxable year securities it receives as interest on pay-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any non-cash income (such as that interest), to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of its portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Taxation of the Fund's Shareholders

General - Dividends and other distributions the Fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be reportable by, and taxed to, those shareholders for the taxable year in which that December 31 falls.

If Fund shares are redeemed at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. In addition, any loss a shareholder realizes on a redemption of Fund shares will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the redemption; in that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss. Investors also should be aware that the price of Fund shares at any time may reflect the amount of a forthcoming dividend or other distribution, so if they purchase Fund shares shortly before the record date for a distribution, they will pay full price for the shares and receive some part of the price back as a taxable distribution, even though it represents a partial return of invested capital.

Basis Election and Reporting - The Fund shareholder who wants to use an acceptable method for basis determination with respect to his or her Fund shares other than the average basis method (the Fund's default method) must elect to do so in writing, which may be electronic.  The basis determination method the Fund shareholder elects may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Fund shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from redemptions of Fund shares, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Fund shares that are redeemed or exchanged and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them. Fund shareholders who acquire and hold Fund shares through a financial intermediary should contact their financial intermediary for information related to the basis election and reporting.

Backup Withholding - The Fund is required to withhold and remit to the U.S. Treasury 28% of dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any shareholder that is not an "exempt recipient" as defined in the regulations under the Internal Revenue Code who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, "backup withholding"). Withholding at that rate also is required from the Fund's dividends and capital gain distributions otherwise payable to such a shareholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly or (2) fails to certify to the Fund that it is an "exempt recipient." Backup withholding is not an additional tax; rather, any amounts so withheld may be credited against your federal income tax liability or refunded.

Non-U.S. Shareholders -Dividends the Fund pays to a shareholder who is a nonresident alien individual or foreign entity (each a "non-U.S. shareholder") — other than (1) dividends paid to a non-U.S. shareholder whose ownership of the Fund's shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year -- generally are subject to 30% federal withholding tax (unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty). However, two categories of dividends the Fund might pay, "interest-related dividends" and "short-term capital gain dividends," to non-U.S. shareholders (with certain exceptions) and reported by it in writing to its shareholders are exempt from that tax. "Short-term capital gain dividends" are dividends that are attributable to net short-term gain, computed with certain adjustments. "Interest-related dividends" are dividends that are attributable to "qualified net interest income" (i.e., "qualified

33

interest income," which generally consists of certain original issue discount, interest on obligations "in registered form," and interest on deposits, less allocable deductions) from sources within the United States. Non-U.S. shareholders are urged to consult their own tax advisers concerning the applicability of that withholding tax.

Foreign Account Tax Compliance Act ("FATCA") - Under FATCA, "foreign financial institutions" ("FFIs") and "non-financial foreign entities" ("NFFEs") that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on (1) income dividends the Fund pays and (2) certain capital gain distributions and the proceeds of redemptions of Fund shares it pays after December 31, 2018. As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE, if it certifies its status as such and, in certain circumstances, information regarding substantial U.S. owners.

The U.S. Treasury has negotiated intergovernmental agreements ("IGAs") with certain countries and is in various stages of negotiations with other foreign countries with respect to alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country's government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An FFI can avoid FATCA withholding by becoming a "participating FFI," which requires the FFI to enter into a tax compliance agreement with the IRS under the Internal Revenue Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which may, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide it with documentation properly certifying the entity's status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.

Other Taxes - Statutory rules and regulations regarding state and local taxation of ordinary income dividends, QDI dividends and net capital and foreign currency gain distributions may differ from the federal income taxation rules described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's situation.

DESCRIPTION OF THE TRUST

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.

The Trust was originally created to manage money for large institutional investors. The following individuals (and members of that individual's "immediate family"), are eligible to purchase shares of the Institutional Class with an initial investment of less than $250,000 (i) employees of the Manager, (ii) employees of a sub-advisor for Funds where it serves as sub-advisor, (iii) members of the Board, (iv) employees of Kelso/Estancia, and (v) members of the Manager's Board of Directors. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons and daughters-in-law, a sibling's spouse, a spouse's sibling, aunts, uncles, nieces and nephews; relatives by virtue of remarriage (step-children, step-parents, etc.) are included. Any shareholders that the Manager transfers to the Institutional Class upon termination of the class of shares in which the shareholders were originally invested is also eligible for purchasing shares of the Institutional Class with an initial investment of less than $250,000.

The Investor Class was created to give individuals and other smaller investors an opportunity to invest in the American Beacon Funds. The Institutional and Y Classes were created to manage money for large institutional investors, including pension and 401(k) plans. The A Class and C Class were created for investors investing in the Funds through their broker-dealers or other financial intermediaries.  The SP Class was created to provide holders of the Investor Class shares of the Acquired Sound Point Fund with a comparable share class after the reorganization of the Acquired Sound Point Fund into the Fund.

FINANCIAL STATEMENTS

The Fund's independent registered public accounting firm, Ernst & Young LLP audits and reports on the Fund's annual financial statements. The audited financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in

34

net assets, financial highlights, notes and report of independent registered public accounting firm. The audited financial statements are incorporated by reference to the American Beacon Funds' Annual Report to Shareholders of the Fund for the period ended August 31, 2017.

Effective with the reorganization on December 11, 2015, the Fund adopted the financial statements of the Acquired Sound Point Fund. Those financial statements were audited by another registered public accounting firm.

35

APPENDIX A

AMERICAN BEACON ADVISORS, INC.

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of the advisory clients of American Beacon Advisors, Inc. ("AmBeacon"). AmBeacon's proxy voting policies and procedures are designed to implement AmBeacon's duty to vote proxies in clients' best interests. Given that AmBeacon manages portfolios that invest solely in fixed-income securities, the only securities for which we expect to receive proxies are money market mutual funds. As such, the proxy voting policies and procedures set forth voting guidelines for the proxy issues and proposals common to money market funds.

For routine proposals that will not change the structure, bylaws or operations of the money market fund, AmBeacon's policy is to support management; however, each proposal will be considered individually focusing on the financial interests of the client portfolio. Non-routine proposals, such as board elections, advisory contract and distribution plan approvals, investment objective changes, and mergers, will generally be reviewed on a case-by-case basis with AmBeacon first and foremost considering the effect of the proposal on the portfolio.

Items to be evaluated on a case-by-case basis and proposals not contemplated in the policies set forth above will be assessed by AmBeacon. In these situations, AmBeacon will use its judgment to vote in the best interest of the client portfolio. For all proposals, especially controversial or case-by-case evaluations, AmBeacon will be responsible for individually identifying significant issues that could impact the investment performance of the portfolio.

AmBeacon manages portfolios for the American Beacon Funds, the American Beacon Institutional Funds Trust and the American Beacon Select Funds (collectively, the "Beacon Funds"). AmBeacon may invest a Beacon Fund in shares of another Beacon Fund. If a Beacon Fund solicits a proxy for which another Beacon Fund is entitled to vote, AmBeacon's interests as manager of the Beacon Fund seeking shareholder votes may conflict with the interests of the other Beacon Fund as shareholder. To ensure that AmBeacon is acting in the best interests of the other Beacon Fund in this situation, AmBeacon will vote in accordance with the Beacon Fund's Board of Trustees' recommendations in the proxy statement.

AMERICAN BEACON FUNDS
AMERICAN BEACON SELECT FUNDS
AMERICAN BEACON INSTITUTIONAL FUNDS TRUST

PROXY VOTING POLICY AND PROCEDURES

Last Amended March 22, 2017

Preface

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of shareholders of the American Beacon Funds ("Beacon Funds"), the American Beacon Select Funds ("Select Funds") and the American Beacon Institutional Funds Trust ("Institutional Funds") (collectively, the "Funds"). Therefore, these Proxy Voting Policy and Procedures (the "Policy") have been adopted by the Funds.

The Funds are managed by American Beacon Advisors, Inc. (the "Manager"). The Manager allocates discrete portions of the American Beacon Funds among sub-advisors, but the Manager may directly manage all or a portion of the assets of certain Funds directly. The Funds' Boards of Trustees have delegated proxy voting authority to the Manager. The Manager has in turn delegated proxy voting authority to each sub-advisor with respect to the sub-advisor's respective portion of the Fund(s) under management, but the Manager has retained the authority to override a proposed proxy voting decision by a sub-advisor. For the securities held in their respective portion of each Fund, the Manager and the sub-advisors make voting decisions pursuant to their own proxy voting policies and procedures, which have been adopted by the applicable Fund and approved by the applicable Fund's Board of Trustees.

Conflicts of Interest

The Board of Trustees seeks to ensure that proxies are voted in the best interests of Fund shareholders. For certain proxy proposals, the interests of the Manager, the sub-advisors and/or their affiliates may differ from Fund shareholders' interests. To avoid the appearance of impropriety and to fulfill their fiduciary responsibility to shareholders in these circumstances, the Manager and the sub-advisors are required to establish procedures that are reasonably designed to address material conflicts between their interests and those of the Funds.

When a sub-advisor deems that it is conflicted with respect to a voting matter, its policy may call for it to seek voting instructions from the client. The Manager is authorized by the Boards of Trustees to consider any such matters and provide voting instructions to the sub-advisor, unless the Manager has determined that its interests are conflicted with Fund shareholders with respect to the voting matter. In those instances, the Manager will vote in accordance with the recommendation of a third-party proxy voting advisory service.

Each Beacon Fund and Institutional Fund has the ability to invest in the shares of the American Beacon U.S. Government Money Market Select Fund. If the American Beacon U.S. Government Money Market Select Fund issues a proxy for which a Beacon Fund or Institutional Fund is entitled to vote, the Manager's interests regarding the American Beacon U.S. Government Money Market Select Fund might appear to conflict with the interests of the shareholders of the Beacon Fund and/or Institutional Fund. In these cases, the Manager will vote in accordance with the Select Funds Board of Trustees' recommendations in the proxy statement.

36

If the methods for addressing conflicts of interest, as described above, are deemed by the Manager to be unreasonable due to cost, timing or other factors, then the Manager may decline to vote in those instances.

Securities on Loan

The Manager shall engage a proxy voting service to notify the Manager before the record date about the occurrence of future shareholder meetings, as feasible. The Manager will determine whether or not to recall shares of the applicable security that are on loan with the intent of the Manager or the sub-advisor, as applicable, voting such shares. The Manager's determination shall be based on factors which may include the nature of the meeting (i.e., annual or special), the percentage of the proxy issuer's outstanding securities on loan, any other information regarding the proxy proposals of which the Manager may be aware, and the loss of securities lending income to a Fund as a result of recalling the shares on loan.

Recordkeeping

The Manager and the sub-advisors shall maintain records of all votes cast on behalf of the Funds. Such documentation will include the firm's proxy voting policies and procedures, company reports provided by proxy voting advisory services, additional information gathered by the Manager or sub-advisor that was material to reaching a voting decision, and communications to the Manager regarding any identified conflicts. The Manager and the sub-advisors shall maintain voting records in a manner to facilitate the Funds' production of the Form N-PX filing on an annual basis.

Disclosure

The Manager will coordinate the compilation of the Funds' proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a summary of the Policy and the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, in each Fund's Statement of Additional Information ("SAI"). In each Fund's annual and semi-annual reports to shareholders, the Manager will disclose that a description of the Policy and the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, is a) available upon request, without charge, by toll-free telephone request, b) on the Funds' website (if applicable), and c) on the SEC's website in the SAI. The SAI and shareholder reports will also disclose that the Funds' proxy voting record is available by toll-free telephone request (or on the Funds' website) and on the SEC's website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.

Manager Oversight

The Manager shall review a sub-advisor's proxy voting policies and procedures for compliance with this Policy and applicable laws and regulations prior to initial delegation of proxy voting authority and on at least an annual basis thereafter.

Board Reporting

On at least an annual basis, the Manager will present a summary of the voting records of the Funds to the Boards of Trustees for their review. The Manager will notify the Boards of Trustees of any material changes to its proxy voting policies and procedures.

37

APPENDIX B

SOUND POINT CAPITAL MANAGEMENT, L.P.

PROXY VOTING POLICY

POLICY REGARDING PROXY VOTING

Purpose and Scope

The purpose of this policy and its related procedures regarding voting proxies for securities held in Client accounts and for which Sound Point has been delegated proxy voting authority ("Client Proxies") is to establish guidelines regarding Client Proxies that are reasonably designed to conform with the requirements of applicable law (this "Policy").

General Policy

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises proxy voting authority over client securities to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes proxies related to client securities in the best interest of its Clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its Clients; (iii) describe its proxy voting procedures to clients, and provide copies of such procedures upon request by such clients; and (iv) disclose to clients how they may obtain information from the investment adviser about how the adviser voted with respect to their securities. Sound Point is committed to implementing policies and procedures that conform to the requirements of the Advisers Act. To that end, it has implemented this Policy to facilitate Sound Point's compliance with Rule 206(4)-6 and to ensure that proxies related to Client Securities are voted (or not voted) in a manner consistent with the best interest of its Clients.

Proxy Voting Policy

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises its authority to vote Client Proxies to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes Client Proxies in the best interest of its Clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its Clients; (iii) describe its proxy voting procedures to clients, and provide copies of such procedures upon request by such clients; and (iv) disclose to clients how they may obtain information from the investment adviser about how the adviser voted their proxies.

Sound Point generally has proxy voting authority over securities held in Client accounts for which it has discretionary investment management responsibility. Proxy voting, however, is not an integral component of Sound Point's investment strategy, which focuses primarily on investments and trading in fixed income, credit and credit-linked securities (collectively referred to herein as "credit positions"). These types of securities do not typically convey voting rights to the holder. To the extent Clients holds equity securities, it will generally be for the purpose of hedging credit positions or for short-term trading strategies. In the absence of a specific duty, if Sound Point does not believe the exercise of a proxy vote right will have a material economic impact on the client account, Sound Point may not exercise its voting authority with respect to a proxy. In addition, Sound Point may elect to not vote a proxy if the cost of voting, or time commitment required to vote a proxy outweighs the expected benefits of voting the proxy.

These policies and procedures do not mandate that Sound Point vote every Client Proxy that it receives. There may be circumstances when refraining from voting a proxy is in a Client's best interest, such as when and if Sound Point determines that the cost of voting the proxy exceeds the expected benefit to the Client. Further, Sound Point will not vote proxies for which a Client has not delegated voting authority to Sound Point. Sound Point shall vote all proxies related to Client Accounts where such account has mandated such practice (e.g. 40 Act Clients, Client accounts that specifically instructed Sound Point to vote proxies). With respect to ERISA clients, Sound Point will act prudently and solely in the interest of the participants and beneficiaries of such ERISA client.

Proxy Voting Procedures

Procedures

The CCO or his designee is responsible for determining whether a particular proxy vote may have a material economic impact on an underlying Client position or trading strategy and, if so, instructing the custodian to act in the manner which the CCO believes will increase the value of the underlying credit position or short-term trading strategy. In make any such determination, the CCO shall consider any potential conflicts of interest which may exist and shall at all times act in the manner in which he believes will further the economic interests of the clients. The CCO shall document the rationale for any decision to vote or not to vote a proxy.

Sound Point has retained BroadRidge/ProxyEdge to assist it in coordinating and voting Client Proxies. The CCO or his designee will monitor the third-party to assure that all proxies are being properly voted and appropriate records are being retained.

Any employee, officer or director of Sound Point receiving an inquiry directly from a company holding a proxy contest must promptly notify the CCO.

Conflicts of Interest

Sound Point will not put its own interests ahead of a Client's interest at any time, and will resolve any potential conflicts between its interests and those of its Clients in favor of its Clients. The CCO will be primarily responsible for determining whether a conflict of interest exists in connection with any Client Proxy vote. The CCO will presume a conflict of interest to exist whenever Sound Point or any partner, member, affiliate, subsidiary or employee of Sound Point has a personal or business interest in the outcome of a particular matter before shareholders.

Limitations on Proxy Voting

38

Sound Point will not be obliged to vote a Client Proxy if Sound Point reasonably determines that the cost of voting such Securities would exceed the expected benefit to the Client.

Disclosure to Clients

Form ADV Disclosure

Sound Point will disclose in Part 2A of its Form ADV that Clients may contact the CCO during regular business hours, via email or telephone, to obtain information on how Sound Point voted such Client's proxies for the past 5 years. The summary of this Policy included in Sound Point's Part 2A of its Form ADV will be updated whenever this Policy is revised. Clients may also receive a copy of this Policy upon their request.

Note that updating the Form ADV with a change to the proxy voting policy outside of the annual update is voluntary. However, Sound Point will need to communicate to the Client any changes to this Policy affecting its fiduciary duty.

Client Requests for Information

Clients and Private Fund Investors may request a copy of this Policy and/or information about how Sound Point has voted securities in their behalf (or, with respect to a Private Fund) account by contacting Sound Point. Sound Point will not disclose proxy votes made on behalf of a Client to other Clients or third parties unless specifically requested, in writing, by the Client. However, to the extent that Sound Point may serve as sub-adviser to another adviser to a client, Sound Point will be deemed to be authorized to provide proxy voting records on such Accounts to such other adviser.

Recordkeeping

In accordance with the recordkeeping requirements of Rule 204-2 of the Advisers Act, Sound Point will, for a period of at least 5 years from the end of the fiscal year during which the record was finalized, maintain or have ready access to the following documents, the first 2 years in an appropriate office of Sound Point:

(i) a copy of this Policy;
(ii) a copy of each proxy statement received by Sound Point regarding Securities held on behalf of its Clients;
(iii) a record of each vote cast by Sound Point on behalf of its Clients;
(iv) a copy of any documents prepared by Sound Point that were material to making a decision how to vote, or that memorialized the basis for such decision; and
(v) a copy of each written request received from a Client as to how Sound Point voted proxies on its behalf, and a copy of any written response from Sound Point to any (written or oral) Client request for information on how Sound Point voted proxies on its behalf.

To fulfill some of these recordkeeping requirements, Sound Point may rely on proxy statements filed on EDGAR and proxy statements and records of proxy votes cast that are maintained with a proxy voting service or other third-party, provided that Sound Point has obtained an undertaking from such third-party to provide a copy of the documents promptly upon request.

Additionally Sound Point shall collect proxy information necessary for the preparation and filing of any required forms, such as Form N-PX.

Sound Point will retain each of the records listed above in accordance with Sound Point's Policy Regarding Recordkeeping.

39

APPENDIX C

Ratings Definitions

Below are summaries of the ratings definitions used by some of the rating organizations. Those ratings represent the opinion of the rating organizations as to the credit quality of the issues that they rate. The summaries are based upon publicly available information provided by the rating organizations.

Ratings of Long-Term Obligations and Preferred Stocks — The Funds utilize ratings provided by rating organizations in order to determine eligibility of long-term obligations. The ratings described in this section may also be used for evaluating the credit quality for preferred stocks.

Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of bonds. The rating organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a bond.

The four highest Moody's ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are considered upper-medium grade and are subject to low credit risk. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Moody's ratings of Ba, B, Caa, Ca and C are considered below investment grade. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest. Moody's also appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.  Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

The four highest Standard & Poor's ratings for long-term obligations are AAA, AA, A and BBB. An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Standard & Poor's ratings of BB, B, CCC, CC, and C are considered below investment grade and are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but Standard & Poor's expects default to be a virtual certainty, regardless of the anticipated time to default. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due unless Standard & Poor's believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer.  A rating of NR indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy. The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

The four highest ratings for long-term obligations by Fitch Ratings are AAA, AA, A and BBB. Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings. Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

40

Fitch's ratings of BB, B, CCC, CC, C, RD and D are considered below investment grade or speculative grade. Obligations rated BB are deemed to be speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments. Obligations rated B are deemed to be highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment. Obligations rated CCC indicate, for issuers and performing obligations, default is a real possibility. Obligations rated CC indicate, for issuers and performing obligations, default of some kind appears probable. Obligations rated C indicate exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or (c) Fitch Ratings otherwise believes a condition of 'RD' or 'D' to be imminent or inevitable, including through the formal announcement of a distressed debt exchange. Obligations rated RD indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) execution of a distressed debt exchange on one or more material financial obligations. Obligations rated D indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future. In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Ratings of Municipal Obligations — Moody's ratings for short-term investment-grade municipal obligations are designated Municipal Investment Grade (MIG or VMIG in the case of variable rate demand obligations) and are divided into three levels — MIG/VMIG 1, MIG/VMIG 2 and MIG/VMIG 3. Factors used in determination of ratings include liquidity of the borrower and short-term cyclical elements. The MIG/VMIG 1 rating denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. The MIG/VMIG 2 rating denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group. The MIG/VMIG 3 rating denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. An SG rating denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor's uses SP-1, SP-2, and SP-3 to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. A rating of SP-2 denotes a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. A rating of SP-3 denotes a speculative capacity to pay principal and interest.

Ratings of Short-Term Obligations — Moody's short-term ratings, designated as P-1, P-2, P-3, or NP, are opinions of the ability of issuers to honor short-term financial obligations that generally have an original maturity not exceeding thirteen months. The rating P-1 is the highest short-term rating assigned by Moody's and it denotes an issuer (or supporting institution) that has a superior ability to repay short-term debt obligations. The rating P-2 denotes an issuer (or supporting institution) that has a strong ability to repay short-term debt obligations. The rating P-3 denotes an issuer (or supporting institution) that has an acceptable ability for repayment of senior short-term policyholder claims and obligations.  The rating NP denotes an issuer (or supporting institutions) that does not fall within any of the Prime rating categories.

Standard & Poor's short-term ratings are generally assigned to obligations with an original maturity of no more than 365 days — including commercial paper. A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D' if it is subject to a distressed exchange offer.

41

Fitch Ratings' short-term ratings have a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. A rating of F1 denotes an obligation of the highest credit quality. It indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature. A rating of F2 denotes good credit quality. It indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings. A rating of F3 denotes fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade. A rating of B denotes an obligation that is speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions. A rating of C denotes a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment. A rating of RD indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. A rating of D indicates an entity or sovereign that has defaulted on all of its financial obligations.

42

PART C. OTHER INFORMATION

Item 28.	Exhibits

(a)	(1)	Amended and Restated Declaration of Trust, dated March 4, 2015, is incorporated by reference to Post-Effective Amendment No. 225, filed June 30, 2015 (“PEA No. 225”)

(2)
Certificates of Designation for American Beacon AHL Managed Futures Fund, American Beacon Bahl & Gaynor Small Cap Growth Fund, American Beacon Crescent Short Duration High Income Fund, American Beacon Global Evolution Frontier Markets Income Fund, and American Beacon Ionic Absolute Return Fund are incorporated by reference to Post-Effective Amendment No. 208, filed December 19, 2014 (“PEA No. 208”)

	(3)	Certificate of Designation for American Grosvenor Long/Short Fund, is incorporated by reference to Post-Effective Amendment No. 231, filed October 1, 2015 (“PEA No. 231”)

(4)
Certificates of Designation for American Beacon Bridgeway Large Cap Growth Fund and American Beacon Sound Point Floating Rate Income Fund, is incorporated by reference to Post-Effective Amendment No. 239, filed December 23, 2015 (“PEA No. 239”)

	(5)	Certificate of Designation for American Beacon Garcia Hamilton Quality Bond Fund, is incorporated by reference to Post-Effective Amendment No. 253, filed April 1, 2016 (“PEA No. 253”)

	(6)	Certificate of Designation for American Beacon GLG Total Return Fund, is incorporated by reference to Post-Effective Amendment No. 258, filed May 19, 2016 (“PEA No. 258”)

	(7)	Certificate of Designation for American Beacon Numeric Integrated Alpha Fund, is incorporated by reference to Post-Effective Amendment No. 262, filed August 16, 2016 (“PEA No. 262”)

	(8)	Certificate of Designation for American Beacon ARK Disruptive Innovation Fund, is incorporated by reference to Post-Effective Amendment No. 266, filed November 9, 2016 (“PEA No. 266”)

(9)
Certificate of Designation for American Beacon Alpha Quant Core Fund, American Beacon Alpha Quant Dividend Fund, American Beacon Alpha Quant Quality Fund, and American Beacon Alpha Quant Value Fund, is incorporated by reference to Post-Effective Amendment No. 283, filed March 17, 2017 (“PEA No. 283”)

	(10)	Certificate of Designation for American Beacon TwentyFour Strategic Income Fund, is incorporated by reference to Post-Effective Amendment No. 286, filed March 30, 2017 (“PEA No. 286”)

	(11)	Certificate of Designation for American Beacon ARK Transformational Innovation Fund, is incorporated by reference to Post-Effective Amendment No.291, filed May 26, 2017 (“PEA No. 291”)

(12)
Certificate of Designation for American Beacon Shapiro Equity Opportunities Fund and American Beacon Shapiro SMID Cap Equity Fund, is incorporated by reference to Post-Effective Amendment No. 297, filed September 11, 2017 (“PEA No. 297”)

(b)		Amended and Restated Bylaws, dated February 18, 2014, are incorporated by reference to Post-Effective Amendment No.184, filed April 29, 2014

(c)
Rights of holders of the securities being registered are contained in Articles III, VIII, X, XI and XII of the Registrant’s Declaration of Trust and Articles III, V, VI and XI of the Registrant’s Bylaws

(d)	(1)(A)	Management Agreement by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated April 4, 2016, is incorporated by reference to PEA No. 258

(1)(B)
Amendment to Management Agreement by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated June 23, 2016, is incorporated by reference to Post-Effective Amendment No. 269, filed December 23, 2016 (“PEA No. 269”)

(1)(C)
Seventh Amendment to Management Agreement by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated September 27, 2017, is incorporated by reference to Post-Effective Amendment No. 300, filed October 23, 2017 (“PEA No. 300”)

	(1)(D)	Management Agreement between American Beacon Cayman Managed Futures Strategy Fund, Ltd. and American Beacon Advisors, Inc., dated April 30, 2015, is incorporated by reference to PEA No. 269

	(1)(E)	Management Agreement between American Beacon Delaware Transformational Innovation, Corp. and American Beacon Advisors, Inc., dated September 13, 2017 – (filed herewith)

	(1)(F)	Management Agreement between American Beacon Cayman Transformational Innovation Company, Ltd. and American Beacon Advisors, Inc., dated September 13, 2017 – (filed herewith)

(2)(A)(i)
Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Barrow, Hanley, Mewhinney & Strauss, Inc., dated April 30, 2015, is incorporated by reference to PEA No. 231

	(2)(A)(ii)	Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Barrow, Hanley, Mewhinney & Strauss, Inc., dated June 8, 2017 – (filed herewith)

(2)(B)(i)
Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Brandywine Global Investment Management, LLC, with respect to the American Beacon Flexible Bond Fund, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(B)(ii)
Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Brandywine Global Investment Management, LLC, with respect to the American Beacon Flexible Bond Fund, dated May 11, 2015, is incorporated by reference to PEA No. 231

(2)(B)(iii)
Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Brandywine Global Investment Management, LLC, with respect to the American Beacon Large Cap Value Fund, American Beacon Small Cap Value Fund, and American Beacon Balanced Fund, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(C)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Causeway Capital Management LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(D)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Foundry Partners, LLC, dated June 20, 2016, is incorporated by reference to PEA No. 262

(2)(E)
Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Hotchkis and Wiley Capital Management LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(F)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Lazard Asset Management LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(G)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Pzena Investment Management, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(H)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Templeton Investment Counsel, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(I)
Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and The Boston Company Asset Management, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(J)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Zebra Capital Management, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(K)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Strategic Income Management, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(L)
Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Massachusetts Financial Services Company, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(M)
Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Pacific Investment Management Company LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(N)
Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Stephens Investment Management Group, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(O)(i)
Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Bridgeway Capital Management, Inc., dated April 30, 2015, is incorporated by reference to Post-Effective Amendment No. 228, filed August 28, 2015

(2)(O)(ii)
First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Bridgeway Capital Management, Inc., dated January 28, 2016, is incorporated by reference to Post-Effective Amendment No. 245, filed February 4, 2016

(2)(P)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and The London Company of Virginia, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(Q)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Acadian Asset Management LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(R)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Sustainable Growth Advisers, LP, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(S)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors Inc., and Global Evolution USA, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(T)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and AHL Partners LLP, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(U)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Bahl & Gaynor, Inc., dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(V)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Crescent Capital Group LP, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(W)
Investment Advisory Agreement among American Beacon Cayman Managed Futures Strategy Fund, Ltd., American Beacon Advisors, Inc., and AHL Partners LLP, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(X)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Hillcrest Asset Management, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(Y)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Ionic Capital Management LLC, dated June 22, 2015, is incorporated by reference to PEA No. 225

(2)(Z)
Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Sound Point Capital Management, L.P., dated December 9, 2015, is incorporated by reference to Post-Effective Amendment No. 237, filed December 9, 2015 (“PEA No. 237”)

(2)(AA)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and WEDGE Capital Management, L.L.P., dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(BB)	Lead Investment Advisory Agreement between American Beacon Advisors, Inc. and Grosvenor Capital Management, L.P., dated September 21, 2015, is incorporated by reference to PEA No. 258

(2)(CC)
Investment Advisory Agreement among American Beacon Advisors, Inc., Grosvenor Capital Management, L.P., and Basswood Capital Management, LLC, dated September 30, 2015, is incorporated by reference to PEA No. 258

(2)(DD)
Investment Advisory Agreement among American Beacon Advisors, Inc., Grosvenor Capital Management, L.P., and Impala Asset Management, dated September 30, 2015, is incorporated by reference to PEA No. 258

(2)(EE)
Investment Advisory Agreement among American Beacon Advisors, Inc., Grosvenor Capital Management, L.P., and Incline Global Management, LLC, dated September 29, 2015, is incorporated by reference to PEA No. 258

(2)(FF)
Investment Advisory Agreement among American Beacon Advisors, Inc., Grosvenor Capital Management, L.P., and River Canyon Fund Management LLC, dated September 30, 2015, is incorporated by reference to PEA No. 258

(2)(GG)
Investment Advisory Agreement among American Beacon Advisors, Inc., Grosvenor Capital Management, L.P., and Tremblant Capital Group, dated September 28, 2015, is incorporated by reference to PEA No. 258

(2)(HH)
Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Payden & Rygel, dated August 13, 2015, is incorporated by reference to Post-Effective Amendment No. 234, filed October 27, 2015

	(2)(II)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Garcia Hamilton & Associates, L.P., dated March 29, 2016, is incorporated by reference to PEA No. 258

	(2)(JJ)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and GLG LLC, dated May 1, 2016, is incorporated by reference to PEA No. 258

(2)(KK)
Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Numeric Investors LLC, dated October 27, 2016, is incorporated by reference to Post-Effective Amendment No. 264, filed October 28, 2016 (“PEA No. 264”)

(2)(LL)
Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and ARK Investment Management LLC, is incorporated by reference to Post-Effective Amendment No. 275, filed January 25, 2017 (“PEA No. 275”)

	(2)(MM)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Alpha Quant Advisors, LLC, is incorporated by reference to PEA No. 283

	(2)(NN)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and TwentyFour Asset Management (US) LP, dated April 3, 2017, is incorporated by reference to PEA No. 286

	(2)(OO)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Shapiro Capital Management, LLC, dated September 5, 2017, is incorporated by reference to PEA No. 297

(2)(PP)
Investment Advisory Agreement among American Beacon Advisors, Inc., Grosvenor Capital Management, L.P., and Electron Capital Partners, LLC, dated August 24, 2017, is incorporated by reference to PEA No. 300

(2)(QQ)
Investment Advisory Agreement among American Beacon Delaware Transformational Innovation, Corp., American Beacon Advisors, Inc., and ARK Investment Management LLC, dated September 13, 2017 – (filed herewith)

(2)(RR)
Investment Advisory Agreement among American Beacon Cayman Transformational Innovation Company, Ltd., American Beacon Advisors, Inc., and ARK Investment Management LLC, dated September 13, 2017 – (filed herewith)

(e)	(1)
Distribution Agreement among American Beacon Funds, American Beacon Select Funds, and Foreside Fund Services, LLC, dated May 31, 2017, is incorporated by reference to Post-Effective Amendment No. 298, filed September 15, 2017 (“PEA No. 298”)

(2)
Second Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds, and Foreside Fund Services, LLC, dated September 27, 2017, is incorporated by reference to PEA No. 300

(3)
Form of Third Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds, and Foreside Fund Services, LLC, dated November 15, 2017, is incorporated by reference to Post-Effective Amendment No. 303, filed November 14, 2017 (“PEA No. 303”)

(f)		Bonus, profit sharing or pension plans – (none)

(g)	(1)
Custodian Agreement between Registrant and State Street Bank and Trust Company, dated December 1, 1997, is incorporated by reference to Post-Effective Amendment No. 24, filed February 26, 1998 (“PEA No. 24”)

	(2)	Amended and Restated Schedule D to the Custodian Agreement between Registrant and State Street Bank and Trust Company, dated September 27, 2017, is incorporated by reference to PEA No. 300

(h)	(1)(A)	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company, dated January 1, 1998, is incorporated by reference to PEA No. 24

(1)(B)
Amendment to Transfer Agency and Service Agreement regarding anti-money laundering procedures, dated September 24, 2002, is incorporated by reference to Post-Effective Amendment No. 42, filed February 28, 2003 (“PEA No. 42”)

	(1)(C)	Amendment to Transfer Agency and Service Agreement to replace fee schedule, dated March 26, 2004, is incorporated by reference to Post-Effective Amendment No. 64, filed March 1, 2007

	(1)(D)	Amendment to Transfer Agency and Service Agreement, dated January 24, 2017, is incorporated by reference to Post-Effective Amendment No. 278, filed February 28, 2017 (“PEA No. 278”)

	(1)(E)	Amendment to Transfer Agency and Service Agreement, dated September 11, 2017, is incorporated by reference to PEA No. 298

	(1)(F)	Amendment to Transfer Agency and Service Agreement, dated October 16, 2017, is incorporated by reference to PEA No. 303

	(2)(A)	Securities Lending Agency Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated February 16, 2017, is incorporated by reference to PEA No. 300

(2)(B)
Joinder and First Amendment to Securities Lending Agency Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated June 21, 2017, is incorporated by reference to PEA No. 300

	(2)(C)	Second Amendment to Securities Lending Agency Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated September 18, 2017, is incorporated by reference to PEA No. 300

	(3)	Administration Agreement between American Beacon Cayman Managed Futures Strategy Fund, Ltd. and American Beacon Advisors, Inc., dated April 30, 2015, is incorporated by reference to PEA No. 269

(4)(A)
Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Master Trust, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated March 1, 2005, is incorporated by reference to PEA No. 97

(4)(B)
Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Master Trust, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated December 7, 2010, is incorporated by reference to PEA No. 97

(4)(C)
Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Master Trust, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated February 3, 2012, is incorporated by reference to Post-Effective Amendment No. 129, filed February 2, 2012

(4)(D)
Seventh Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated August 28, 2013, is incorporated by reference to Post-Effective Amendment No. 166, filed September 20, 2013

(4)(E)
Eighth Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated July 7, 2014, is incorporated by reference to Post-Effective Amendment No. 203, filed August 20, 2014

(4)(F)
Ninth Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated February 11, 2016, is incorporated by reference to PEA No. 269

(4)(G)
Tenth Amendment to the Amended and Restated Administrative Services Agreement among American Beacon Funds, American Beacon Advisors, Inc. and State Street Bank and Trust Company, dated March 22, 2017, is incorporated by reference to PEA No. 291

(5)	Service Plan Agreement for the American Beacon Funds Investor Class, dated March 6, 2009, is incorporated by reference to Post-Effective Amendment No. 77, filed August 3, 2009 (“PEA No. 77”)

(6)
Service Plan Agreement for the American Beacon Funds Advisor Class (formerly known as the AAdvantage Funds Service Class), dated May 1, 2003, is incorporated by reference to Post-Effective Amendment No.45, filed May 1, 2003 (“PEA No. 45”)

(7)(A)	Service Plan Agreement for the American Beacon Funds A Class, dated February 16, 2010, is incorporated by reference to Post-Effective Amendment No.84, filed March 16, 2010

(7)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds A Class, dated October 21, 2016, is incorporated by reference to PEA No. 269

(8)(A)	Service Plan Agreement for the American Beacon Funds C Class, dated May 25, 2010, is incorporated by reference to Post-Effective Amendment No. 90, filed June 15, 2010 (“PEA No. 90”)

(8)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds C Class, dated October 21, 2016, is incorporated by reference to PEA No. 269

(9)
Amended and Restated Credit Agreement between American Beacon Funds and American Beacon Advisors, Inc., dated January 31, 2008, is incorporated by reference to Post-Effective Amendment No. 70, filed February 29, 2008

(10)(A)	Fee Waiver/Expense Reimbursement Agreement for certain American Beacon Funds, dated February 28, 2017, is incorporated by reference to PEA No. 288

(10)(B)
Fee Waiver/Expense Reimbursement Agreement for American Beacon Zebra Small Cap Equity Fund, American Beacon SiM High Yield Opportunities Fund, American Beacon Flexible Bond Fund and American Beacon Sound Point Floating Rate Income Fund, dated November 8, 2017 – (filed herewith)

(10)(C)
Fee Waiver/Expense Reimbursement Agreement for American Beacon Garcia Hamilton Quality Bond Fund, American Beacon International Equity Fund, American Beacon Large Cap Value Fund and American Beacon Small Cap Value Fund, dated November 8, 2017 – (filed herewith)

(10)(D)	Fee Waiver/Expense Reimbursement Agreement for American Beacon GLG Total Return Fund, dated March 4, 2016, is incorporated by reference to PEA No. 258

(10)(E)	Fee Waiver/Expense Reimbursement Agreement for American Beacon Numeric Integrated Alpha Fund, dated October 27, 2016, is incorporated by reference to PEA No. 264

(10)(F)	Fee Waiver/Expense Reimbursement Agreement for American Beacon ARK Disruptive Innovation Fund, dated November 4, 2016, is incorporated by reference to PEA No. 275

(10)(G)
Fee Waiver/Expense Reimbursement Agreement for American Beacon Alpha Quant Core Fund, American Beacon Alpha Quant Dividend Fund, American Beacon Alpha Quant Quality Fund, and American Beacon Alpha Quant Value Fund, dated February 28, 2017, is incorporated by reference to PEA No. 283

(10)(H)	Fee Waiver/Expense Reimbursement Agreement for American Beacon TwentyFour Strategic Income Fund, dated February 28, 2017, is incorporated by reference to PEA No. 286

(10)(I)
Fee Waiver/Expense Reimbursement Agreement for American Beacon Shapiro SMID Cap Equity Fund and American Beacon Shapiro Equity Opportunities Fund, dated August 23, 2017, is incorporated by reference to PEA No. 297

(10)(J)
Fee Waiver/Expense Reimbursement Agreement for American Beacon Bridgeway Large Cap Growth Fund and American Beacon Bridgeway Large Cap Growth II Fund, dated September 29, 2017, is incorporated by reference to PEA No. 300

	(10)(K)	Fee Waiver/Expense Reimbursement for Ultra Class Shares of American Beacon Grosvenor Long/Short Fund, dated August 23, 2017, is incorporated by reference to PEA No. 300

(i)		Opinion and consent of counsel – (filed herewith)

(j)		Consent of Independent Registered Public Accounting Firm – (filed herewith)

(k)		Financial statements omitted from prospectus – (none)

(l)		Letter of investment intent, is incorporated by reference to Post-Effective Amendment No. 23, filed December 18, 1997

(m)	(1)	Distribution Plan pursuant to Rule 12b-1 for the Advisor Class (formerly known as the Service Class), is incorporated by reference to PEA No. 45

	(2)(A)	Distribution Plan pursuant to Rule 12b-1 for the A Class, is incorporated by reference to Post-Effective Amendment No. 88, filed May 17, 2010

	(2)(B)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the A Class, dated October 21, 2016, is incorporated by reference to PEA No. 269

	(3)(A)	Distribution Plan pursuant to Rule 12b-1 for the C Class, is incorporated by reference to PEA No. 90

	(3)(B)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the C Class, dated October 25, 2016, is incorporated by reference to PEA No. 269

(n)		Amended and Restated Plan Pursuant to Rule 18f-3, dated November 4, 2016, is incorporated by reference to PEA No. 269

(p)	(1)
Code of Ethics of American Beacon Advisors, Inc., American Beacon Funds, and American Beacon Select Funds, dated February 18, 2014, is incorporated by reference to Post-Effective Amendment No. 181, filed February 28, 2014 (“PEA No. 181”)

	(2)	Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, Inc., dated December 31, 2016, is incorporated by reference to PEA No. 278

	(3)	Code of Ethics of Brandywine Global Investment Management, LLC, dated January 2017, is incorporated by reference to PEA No. 278

	(4)	Code of Ethics of Causeway Capital Management LLC, dated April 25, 2005, and revised June 30, 2016, is incorporated by reference to PEA No. 278

(5)	Code of Ethics of Foundry Partners, LLC, dated July 10, 2013, and amended December 20, 2016, is incorporated by reference to PEA No. 278

(6)	Code of Ethics of Hotchkis and Wiley Capital Management, LLC, dated December 2013, is incorporated by reference to PEA No. 181

(7)	Code of Ethics and Personal Investment Policy of Lazard Asset Management LLC, dated March 2016, is incorporated by reference to PEA No. 278

(8)	Code of Business Conduct and Ethics of Pzena Investment Management, LLC, revised July 2016, is incorporated by reference to PEA No. 278

(9)
Code of Ethics and Policy Statement on Insider Trading of Franklin Templeton, parent company of Templeton Investments Counsel, LLC, dated May 2013, is incorporated by reference to Post-Effective Amendment No. 171, filed November 19, 2013

(10)
Code of Conduct and Personal Securities Trading Policy of The Bank of New York Mellon, parent company of The Boston Company Asset Management, LLC, dated June 22, 2016, is incorporated by reference to PEA No. 278

(11)	Code of Ethics of Zebra Capital Management, LLC, dated August 22, 2016, is incorporated by reference to PEA No. 269

(12)	Code of Ethics of Strategic Income Management, LLC, dated June 2017, is incorporated by reference to Post-Effective Amendment No. 305, filed December 20, 2017 (“PEA No. 305”)

(13)	Code of Ethics of Massachusetts Financial Services Co., dated October 31, 2016, is incorporated by reference to PEA No. 278

(14)	Code of Ethics of Pacific Investment Management Company LLC (PIMCO), dated May 2009, as revised July 2017, is incorporated by reference to PEA No. 305

(15)	Code of Ethics for Stephens Investment Management Group, LLC, dated August 2015, is incorporated by reference to PEA No. 288

(16)	Code of Ethics for Bridgeway Capital Management, Inc., dated October 18, 2016, is incorporated by reference to PEA No. 288

(17)	Code of Ethics for The London Company of Virginia, LLC, dated March 3, 2017, is incorporated by reference to PEA No. 305

(18)	Code of Ethics for Sustainable Growth Advisers, LP, dated December 6, 2016, is incorporated by reference to PEA No. 291

(19)	Code of Ethics for Acadian Asset Management LLC, dated January 2017, is incorporated by reference to PEA No. 291

(20)	Code of Ethics for Global Evolution USA, LLC, dated April 2016, is incorporated by reference to PEA No. 291

(21)	Code of Ethics for AHL Partners LLP, GLG LLC and Numeric Investors LLC, revised May 2015, is incorporated by reference to Post-Effective Amendment No. 246, filed February 17, 2016

(22)	Code of Ethics for Bahl & Gaynor, Inc., amended April 1, 2016, is incorporated by reference to PEA No. 288

(23)	Code of Ethics for Crescent Capital Group LP, dated May 2011, is incorporated by reference to Post-Effective Amendment No. 196, filed July 7, 2014

(24)	Code of Ethics for Hillcrest Asset Management, LLC, dated July 8, 2014, is incorporated by reference to PEA No. 208

(25)	Code of Ethics for Ionic Capital Management LLC, dated September 2016, is incorporated by reference to PEA No. 288

(26)	Code of Ethics for Grosvenor Capital Management, L.P., dated June 27, 2014, is incorporated by reference to PEA No. 231

(27)	Code of Ethics for Basswood Capital Management, LLC, dated April 2016, is incorporated by reference to PEA No. 291

(28)	Code of Ethics for Impala Asset Management, dated October 24, 2016, is incorporated by reference to PEA No. 291

(29)	Code of Ethics for Incline Global Management, LLC, dated February 2017, is incorporated by reference to PEA No. 291

(30)	Code of Ethics for River Canyon Fund Management LLC, dated May 2016, is incorporated by reference to PEA No. 291

(31)	Code of Ethics for Tremblant Capital Group, dated April 2017, is incorporated by reference to PEA No. 291

(32)	Code of Ethics for Sound Point Capital Management, L.P., as amended February 2017, is incorporated by reference to PEA No. 305

(33)	Code of Ethics for Payden & Rygel, dated August 2014, is incorporated by reference to PEA No. 239

(34)	Code of Ethics for Garcia Hamilton & Associates, L.P., dated December 2015, is incorporated by reference to PEA No. 253

(35)	Code of Ethics for ARK Investment Management LLC, as amended February 16, 2016, is incorporated by reference to PEA No. 300

(36)	Code of Ethics for Alpha Quant Advisors, LLC, is incorporated by reference to PEA No. 283

(37)	Code of Ethics for TwentyFour Asset Management (US) LP, is incorporated by reference to PEA No. 286

(38)	Personal Trading Policy for The Boston Company Asset Management LLC, dated November 2016, is incorporated by reference to PEA No. 278

(39)	Code of Ethics for WEDGE Capital Management L.L.P., dated August 22, 2016, is incorporated by reference to PEA No. 278

(40)	Code of Ethics for Shapiro Capital Management, LLC, dated August 2017, is incorporated by reference to PEA No. 297

Other Exhibit

Powers of Attorney for Trustees of American Beacon Funds, American Beacon Select Funds and American Beacon Institutional Funds Trust, dated February 28, 2017, is incorporated by reference to PEA No. 298

Item 29.	Persons Controlled by or under Common Control with Registrant

None.

Item 30.	Indemnification

Article XI of the Declaration of Trust of the Trust provides that:

Limitation of Liability

Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Indemnification

Section 2.

(a)        Subject to the exceptions and limitations contained in paragraph (b) below:

(i)             every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the appropriate portfolios to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii)            the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)        No indemnification shall be provided hereunder to a Covered Person:

(i)             who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)            in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial‑type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial‑type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

(c)        The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

(d)        Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the applicable Portfolio from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that:

(i)             such Covered Person shall have provided appropriate security for such undertaking;

(ii)            the Trust is insured against losses arising out of any such advance payments; or

(iii)           either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust, not a partnership.  Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Portfolio or the Trustees.  A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Article XII, Section 2 provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

Numbered Paragraph 10 of the Management Agreement provides that:

10. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Fund in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.  Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to a Trust or acting in any business of a Trust, to be rendering such services to or acting solely for a Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and, therefore, nothing in this Agreement is intended to limit the obligations of the Manager under such laws.  This Paragraph 10 does not in any manner preempt any separate written indemnification commitments made by the Manager with respect to any matters encompassed by this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Acadian Asset Management LLC provides that:

9.  Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with AHL Partners LLP provides, in relevant part, that:

9. Liability. The Adviser shall have no liability to the Trust, its shareholders, the Manager or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities or commodities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement, relating to its trading activities or information provided to the Manager regarding the Adviser, by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser.  The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and therefore, nothing in this Agreement is intended to limit the obligations of the Adviser under such laws.

Numbered Paragraph 9 of the Investment Advisory Agreement with Alpha Quant Advisors, LLC provides, in relevant part, that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with ARK Investment Management LLC  provides, in relevant part, that:

9. Liability of the Parties . The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person of the Adviser within the meaning of Section 2(a)(3) of the Investment Company Act (“Affiliated Person”), and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager (“Controlling Person”), against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such Affiliated Person or Controlling Person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust or the Funds that  may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any Affiliate Person acting on behalf of the Adviser.  The indemnification in this Section shall survive the termination of this Agreement.

The Manager agrees to indemnify and hold harmless, the Adviser, any Affiliated Person of the Adviser, and each Controlling Person of the Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser or its Affiliated Persons or Controlling Person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust or the Funds that may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard by the Manager or by any of its directors, officers, employees, agents, or any Affiliated Person acting on behalf of the Manager of the Manager’s obligations and/or duties under its agreements with the Trust or the Funds.  The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Bahl & Gaynor, Inc. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser.  The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Barrow, Hanley, Mewhinney & Straus, Inc. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 16 of the Investment Advisory Agreement with Basswood Capital Management, LLC provides that:

16. Liability and Indemnification by Parties.

A.
The Underlying Adviser shall have no liability to the Manager, Lead Adviser, the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Underlying Adviser agrees to indemnify and hold harmless the Trust, the Manager, the Lead Adviser, any affiliated person of the Manager or the Lead Adviser within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Trust, the Manager or the Lead Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust, the Manager, the Lead Adviser or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of (i) the Underlying Adviser’s, willful misfeasance, bad faith, gross negligence, or reckless disregard of the Underlying Adviser’s obligations and/or duties under this Agreement by the Underlying Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Underlying Adviser or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the Underlying Adviser or the omission to state therein a material fact which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Lead Adviser, the Manager or the Trust by the Underlying Adviser or any director, officer, agent or employee of Underlying Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

B.
The Lead Adviser agrees to indemnify and hold harmless the Underlying Adviser, any affiliated person of the Underlying Adviser within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Underlying Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Underlying Adviser or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of (i) the Lead Adviser’s, willful misfeasance, bad faith, gross negligence, or reckless disregard of the Lead Adviser’s obligations and/or duties under this Agreement by the Lead Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Lead Adviser or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the Lead Adviser or the omission to state therein a material fact which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished by the Lead Adviser or any director, officer, agent or employee of Lead Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

C.
The Manager agrees to indemnify and hold harmless the Underlying Adviser, any affiliated person of the Underlying Adviser within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Underlying Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Underlying Adviser or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of (i) the Manager’s, willful misfeasance, bad faith, gross negligence, or reckless disregard of the Underlying Adviser’s obligations and/or duties under this Agreement by the Manager or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Manager or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the Manager or the omission to state therein a material fact which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was not made in reliance upon information furnished to the Manager by the Lead Adviser or the Underlying Adviser or any director, officer, agent or employee of the Lead Adviser or the Underlying Adviser for use therein.  The indemnification in this Section shall survive the termination of this Agreement.

D.
A party seeking indemnification hereunder (the “Indemnified Party”) will (i) provide prompt notice to the other of any Claim for which it intends to seek indemnification, (ii) grant control of the defense and/or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party will have the right at its own expense to participate in the defense of any Claim, but will not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party. The party providing the indemnification will not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii) which otherwise adversely affects the rights of the Indemnified Party.

E.	No party will be liable to another party for consequential, special or punitive damages under any provision of this Agreement.

Numbered Paragraph 11 of the Investment Advisory Agreement with Brandywine Global Investment Management, LLC provides that:

11. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Bridgeway Capital Management, Inc. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders, the Manager or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Manager shall indemnify the Adviser, its officers, directors and employees, and each person, if any, who, within the meaning of the Securities Act of 1933, controls the Adviser, for any liability and expenses, including without limitation, reasonable attorneys’ fees and expenses, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder.

Numbered Paragraph 8 of the Investment Advisory Agreement with Causeway Capital Management LLC provides that:

8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Crescent Capital Group LP provides that:

9. Liability of Adviser. Neither the Adviser nor any director, officer or employee of the Adviser performing services for the Trust in connection with the Adviser’s discharge of its obligations hereunder shall have liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 14 of the Investment Advisory Agreement with Electron Capital Partners, LLC provides that:

14.        Liability and Indemnification by Parties

A.
The Underlying Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Underlying Adviser agrees to indemnify and hold harmless the Trust, the Manager, the Lead Adviser, any affiliated person of the Manager or the Lead Adviser within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Trust, the Manager or the Lead Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust, the Manager, the Lead Adviser or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of (i) the Underlying Adviser’s, willful misfeasance, bad faith, gross negligence, or reckless disregard of the Underlying Adviser’s obligations and/or duties under this Agreement by the Underlying Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Underlying Adviser or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the Underlying Adviser or the omission to state therein a material fact which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Lead Adviser, the Manager or the Trust by the Underlying Adviser or any director, officer, agent or employee of Underlying Adviser for use therein.  The indemnification in this Section shall survive the termination of this Agreement

B.
The Lead Adviser agrees to indemnify and hold harmless the Underlying Adviser, any affiliated person of the Underlying Adviser within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Underlying Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Underlying Adviser or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of (i) the Lead Adviser’s, willful misfeasance, bad faith, gross negligence, or reckless disregard of the Lead Adviser’s obligations and/or duties under this Agreement by the Lead Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Lead Adviser or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the Lead Adviser or the omission to state therein a material fact which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished by the Lead Adviser or any director, officer, agent or employee of Lead Adviser for use therein.  The indemnification in this Section shall survive the termination of this Agreement

C.
The Manager agrees to indemnify and hold harmless the Underlying Adviser, any affiliated person of the Underlying Adviser within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Underlying Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Underlying Adviser or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of (i) the Manager’s, willful misfeasance, bad faith, gross negligence, or reckless disregard of the Underlying Adviser’s obligations and/or duties under this Agreement by the Manager or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Manager or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the Manager or the omission to state therein a material fact which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was not made in reliance upon information furnished to the Manager by the Lead Adviser or the Underlying Adviser or any director, officer, agent or employee of the Lead Adviser or the Underlying Adviser for use therein.  The indemnification in this Section shall survive the termination of this Agreement

D.
A party seeking indemnification hereunder (the “Indemnified Party”) will (i) provide prompt notice to the other of any Claim for which it intends to seek indemnification, (ii) grant control of the defense and/or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party will have the right at its own expense to participate in the defense of any Claim, but will not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party. The party providing the indemnification will not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii) which otherwise adversely affects the rights of the Indemnified Party.

No party will be liable to another party for consequential damages under any provision of this Agreement

Numbered Paragraph 9 of the Investment Advisory Agreement with Foundry Partners, LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Garcia Hamilton & Associates, L.P. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with GLG LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Global Evolution USA, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraphs 10 and 11 of the Lead Investment Advisory Agreement with Grosvenor Capital Management, L.P. provide that:

10. Liability of the Lead Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties hereunder on the part of the Lead Adviser, the Lead Adviser shall have no liability to the Trust, the Funds or to any shareholder of the Funds or any third party for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any investment by a Fund.

11. Indemnification

A.
The Lead Adviser shall indemnify and hold harmless the Trust, the Manager, any affiliated person of the Manager within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager or Trust, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) (collectively, “Claims”), to which the Manager or Trust or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Lead Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement provided, however, that the Lead Adviser’s obligation under this Section 11A  shall be reduced to the extent that such Claim is caused by or is otherwise directly related to (i) any material breach by the Manager of its representations or warranties made herein, (ii) any willful misfeasance, bad faith, gross negligence or reckless disregard of the Manager, its affiliated person or controlling person in the performance of any of its or their duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the registration statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to the Manager that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Lead Adviser. The indemnification in this Section 11A shall survive the termination of this Agreement.

B.
The Manager shall indemnify and hold harmless the Lead Adviser, any affiliated person of the Lead Adviser within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Lead Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) (collectively, “Claims”), to which the Lead Adviser or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Manager’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement provided, however, that the Manager’s obligation under this Section 11B  shall be reduced to the extent that such Claim is caused by or is otherwise directly related to (i) any material breach by the Lead Adviser of its representations or warranties made herein, (ii) any willful misfeasance, bad faith,  gross negligence  or reckless disregard of the Lead Adviser, its affiliated person or controlling person in the performance of any of its or their duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the registration statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the omission to state therein a material fact known to the Lead Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was  made in reliance upon information furnished to the Lead Adviser by the Manager.  The indemnification in this Section 11B shall survive the termination of this Agreement.

C.
A party seeking indemnification hereunder (the “Indemnified Party”) will (i) provide prompt notice to the other of any Claim for which it intends to seek indemnification, (ii) grant control of the defense and/or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party will have the right at its own expense to participate in the defense of any Claim, but will not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party. The party providing the indemnification will not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii) which otherwise adversely affects the rights of the Indemnified Party.

D.	No party will be liable to another party for consequential damages under any provision of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Hillcrest Asset Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser.  The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Hotchkis and Wiley Capital Management, LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 14 of the Investment Advisory Agreement with Impala Asset Management provides that:

14. Liability and Indemnification by Parties.

A.
The Underlying Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Underlying Adviser agrees to indemnify and hold harmless the Trust, the Manager, the Lead Adviser, any affiliated person of the Manager or the Lead Adviser within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Trust, the Manager or the Lead Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust, the Manager, the Lead Adviser or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of (i) the Underlying Adviser’s, willful misfeasance, bad faith, gross negligence, or reckless disregard of the Underlying Adviser’s obligations and/or duties under this Agreement by the Underlying Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Underlying Adviser or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the Underlying Adviser or the omission to state therein a material fact which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Lead Adviser, the Manager or the Trust by the Underlying Adviser or any director, officer, agent or employee of Underlying Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

B.
The Lead Adviser agrees to indemnify and hold harmless the Underlying Adviser, any affiliated person of the Underlying Adviser within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Underlying Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Underlying Adviser or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of (i) the Lead Adviser’s, willful misfeasance, bad faith, gross negligence, or reckless disregard of the Lead Adviser’s obligations and/or duties under this Agreement by the Lead Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Lead Adviser or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the Lead Adviser or the omission to state therein a material fact which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished by the Lead Adviser or any director, officer, agent or employee of Lead Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

C.
The Manager agrees to indemnify and hold harmless the Underlying Adviser, any affiliated person of the Underlying Adviser within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Underlying Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Underlying Adviser or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of (i) the Manager’s, willful misfeasance, bad faith, gross negligence, or reckless disregard of the Underlying Adviser’s obligations and/or duties under this Agreement by the Manager or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Manager or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the Manager or the omission to state therein a material fact which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was not made in reliance upon information furnished to the Manager by the Lead Adviser or the Underlying Adviser or any director, officer, agent or employee of the Lead Adviser or the Underlying Adviser for use therein.  The indemnification in this Section shall survive the termination of this Agreement.

D.
A party seeking indemnification hereunder (the “Indemnified Party”) will (i) provide prompt notice to the other of any Claim for which it intends to seek indemnification, (ii) grant control of the defense and/or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party will have the right at its own expense to participate in the defense of any Claim, but will not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party. The party providing the indemnification will not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii) which otherwise adversely affects the rights of the Indemnified Party.

E.	No party will be liable to another party for consequential damages under any provision of this Agreement.

Numbered Paragraph 14 of the Investment Advisory Agreement with Incline Global Management, LLC provides that:

14. Liability and Indemnification by Parties.

A.
The Underlying Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Underlying Adviser agrees to indemnify and hold harmless the Trust, the Manager, the Lead Adviser, any affiliated person of the Manager or the Lead Adviser within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Trust, the Manager or the Lead Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust, the Manager, the Lead Adviser or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of (i) the Underlying Adviser’s, willful misfeasance, bad faith, gross negligence, or reckless disregard of the Underlying Adviser’s obligations and/or duties under this Agreement by the Underlying Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Underlying Adviser or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the Underlying Adviser or the omission to state therein a material fact which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Lead Adviser, the Manager or the Trust by the Underlying Adviser or any director, officer, agent or employee of Underlying Adviser for use therein (and not superseded by revisions provided to Lead Adviser, the Manager or the Trust prior to the publication of the relevant document or communication). The indemnification in this Section shall survive the termination of this Agreement.

B.
The Lead Adviser agrees to indemnify and hold harmless the Underlying Adviser, any affiliated person of the Underlying Adviser within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Underlying Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Underlying Adviser or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of (i) the Lead Adviser’s, willful misfeasance, bad faith, gross negligence, or reckless disregard of the Lead Adviser’s obligations and/or duties under this Agreement by the Lead Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Lead Adviser or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the Lead Adviser or the omission to state therein a material fact which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished by the Lead Adviser or any director, officer, agent or employee of Lead Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

C.
The Manager agrees to indemnify and hold harmless the Underlying Adviser, any affiliated person of the Underlying Adviser within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Underlying Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Underlying Adviser or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of (i) the Manager’s, willful misfeasance, bad faith, gross negligence, or reckless disregard of the Underlying Adviser’s obligations and/or duties under this Agreement by the Manager or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Manager or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the Manager or the omission to state therein a material fact which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was not made in reliance upon information furnished to the Manager by the Lead Adviser or the Underlying Adviser or any director, officer, agent or employee of the Lead Adviser or the Underlying Adviser for use therein.  The indemnification in this Section shall survive the termination of this Agreement.

D.
A party seeking indemnification hereunder (the “Indemnified Party”) will (i) provide prompt notice to the other of any Claim for which it intends to seek indemnification, (ii) grant control of the defense and/or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party will have the right at its own expense to participate in the defense of any Claim, but will not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party. The party providing the indemnification will not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii) which otherwise adversely affects the rights of the Indemnified Party.

E.	No party will be liable to another party for consequential damages under any provision of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Ionic Capital Management LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Manager, the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, reckless disregard or material breach of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser.

The Manager shall have no liability to the Adviser or any third party arising out of or related to this Agreement, provided however, the Manager agrees to indemnify and hold harmless, the Adviser, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser or such affiliated person or controlling person or otherwise, arising out of the Manager’s responsibilities to the Adviser which may be based upon any willful misfeasance, bad faith, gross negligence, reckless disregard or material breach of, the Manager’s obligations and/or duties under this Agreement by the Manager or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Manager.

The indemnifications in this Section shall survive the termination of this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with Lazard Asset Management LLC provides that:

8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Massachusetts Financial Services Co. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Form of Investment Advisory Agreement with Numeric Investors LLC provides that:

9. Liability. The Adviser shall have no liability to the Trust, its shareholders, the Manager or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement, relating to its trading activities or information provided to the Manager regarding the Adviser, by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser.  The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and therefore, nothing in this Agreement is intended to limit the obligations of the Adviser under such laws.

Neither the Manager nor the Trust shall have any liability to the Adviser or any third party arising out of or related to this Agreement, provided however, the Manager and the Trust agree to indemnify and hold harmless, the Adviser against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser may become subject under the securities or commodities laws, any other federal or state law, at common law or otherwise, arising out of the Manager’s or the Trust’s responsibilities to the Adviser which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Manager’s or the Trust’s obligations and/or duties under this Agreement by either of the Manager or the Trust or by any of their directors, officers, employees, agents, or any affiliate acting on behalf of either.

The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with Pacific Investment Management Company LLC provides that:

8. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Payden & Rygel provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser.  The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Pzena Investment Management, LLC provides that:

9. Liability of Adviser. The Adviser shall not be liable for any action taken or omitted to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Manager. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 14 of the Investment Advisory Agreement with River Canyon Fund Management LLC provides that:

14. Liability and Indemnification by Parties.

A.
The Underlying Adviser shall have no liability to the Trust, its shareholders or any third party for any error of judgment or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of or related to this Agreement, provided however, the Underlying Adviser agrees to indemnify and hold harmless the Trust, the Manager, the Lead Adviser, any affiliated person of the Manager or the Lead Adviser within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Trust, the Manager or the Lead Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Trust, the Manager, the Lead Adviser or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of (i) the Underlying Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the Underlying Adviser’s obligations and/or duties under this Agreement by the Underlying Adviser or by any of its directors, officers, employees, agents or any affiliate acting on behalf of the Underlying Adviser or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the Underlying Adviser or the omission to state therein a material fact which was required to be stated therein or necessary to make the statements therein not misleading, but only if such statement or omission was made in reliance upon information furnished to the Lead Adviser, the Manager or the Trust by the Underlying Adviser or any director, officer, agent or employee of Underlying Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

B.
The Lead Adviser agrees to indemnify and hold harmless the Underlying Adviser, any affiliated person of the Underlying Adviser within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Underlying Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Underlying Adviser or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of (i) the Lead Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the Lead Adviser’s obligations and/or duties under this Agreement by the Lead Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Lead Adviser or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the Lead Adviser or the omission to state therein a material fact which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished by the Lead Adviser or any director, officer, agent or employee of Lead Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

C.
The Manager agrees to indemnify and hold harmless the Underlying Adviser, any affiliated person of the Underlying Adviser within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Underlying Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Underlying Adviser or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of (i) the Manager’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the Manager’s  obligations and/or duties under this Agreement by the Manager or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Manager or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Funds or the Manager or the omission to state therein a material fact which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was not made in reliance upon information furnished to the Manager by the Lead Adviser or the Underlying Adviser or any director, officer, agent or employee of the Lead Adviser or the Underlying Adviser for use therein.  The indemnification in this Section shall survive the termination of this Agreement.

D.
A party seeking indemnification hereunder (the “Indemnified Party”) will (i) provide prompt notice to the other of any Claim for which it intends to seek indemnification, (ii) grant control of the defense and/or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party will have the right at its own expense to participate in the defense of any Claim, but will not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party. The party providing the indemnification will not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii) which otherwise adversely affects the rights of the Indemnified Party.

E.	No party will be liable to another party for consequential damages under any provision of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Shapiro Capital Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Sound Point Capital Management, L.P. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Stephens Investment Management Group, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Strategic Income Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Sustainable Growth Advisers, LP provides that:

9.  Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with Templeton Investment Counsel, LLC provides that:

8. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with The Boston Company Asset Management, LLC provides that:

8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with The London Company of Virginia, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 15 of the Investment Advisory Agreement with Tremblant Capital LP provides that:

15. Liability and Indemnification by Parties.

A.
The Underlying Adviser, and its officers, members, partners and employees, shall have no liability to the Manager, the Lead Adviser, the Fund, Fund shareholders or any third party arising out of or related to this Agreement, except that  the Underlying Adviser agrees to indemnify and hold harmless the Fund, the Manager, the Lead Adviser, any affiliated person of the Manager or the Lead Adviser within the meaning of Section 2(a)(3) of the Investment Company Act, or any controlling person within the meaning of Section 15 of the Securities Act of the Fund, the Manager or the Lead Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Fund, the Manager, the Lead Adviser or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise,  arising out of (i) the Underlying Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the Underlying Adviser’s obligations and/or duties under this Agreement by the Underlying Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Underlying Adviser or (ii) any untrue statement of a material fact contained in the Prospectus and/or proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Allocated Portion  or the Underlying Adviser or the omission to state therein a material fact that was known, or should have been known, to the Underlying Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Lead Adviser, the Manager or the Fund by the Underlying Adviser or any director, officer, agent or employee of Underlying Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

B.
The Lead Adviser agrees to indemnify and hold harmless the Underlying Adviser, any affiliated person of the Underlying Adviser within the meaning of Section 2(a)(3) of the Investment Company Act, or any controlling person  within the meaning of Section 15 of the Securities Act of the Underlying Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), incurred by the Underlying Adviser or such affiliated person or controlling person arising out of (i) the Lead Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the Lead Adviser’s obligations and/or duties under this Agreement by the Lead Adviser or (ii) any untrue statement of a material fact contained in the Registration Statement, and/or proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the Lead Adviser or the omission to state therein a material fact which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished by the Lead Adviser or any director, officer, agent or employee of Lead Adviser for use therein. The indemnification in this Section shall survive the termination of this Agreement.

C.
The Manager agrees to indemnify and hold harmless the Underlying Adviser, any affiliated person of the Underlying Adviser within the meaning of Section 2(a)(3) of the Investment Company Act, or any controlling person, within the meaning of Section 15 of the Securities Act, of the Underlying Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), incurred by the Underlying Adviser or such affiliated person or controlling person arising out of (i) the Manager’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the Manager’s obligations and/or duties under this Agreement by the Manager or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Manager or (ii) any untrue statement of a material fact contained in the Registration Statement, and/or proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the Manager or the omission to state therein a material fact which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished by Manager or any director, officer, agent or employee of the Manager for use therein.  The indemnification in this Section shall survive the termination of this Agreement.

D.
A party seeking indemnification hereunder (the “Indemnified Party”) will (i) provide prompt notice to the other of any claim for indemnification (“Claim”) for which it intends to seek indemnification, (ii) grant control of the defense and/or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party will have the right at its own expense to participate in the defense of any Claim, but will not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party. The party providing the indemnification will not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii) which otherwise adversely affects the rights of the Indemnified Party.

E.	No party will be liable to another party for consequential damages under any provision of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with TwentyFour Asset Management (US) LP provides that:

9. Liability. The Adviser, including its officers, directors, employees and agents shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, its officers, directors, employees and agents (each such person, a “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and related expenses) (“Losses”), to which a Manager Indemnified Persons may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser, provided, however that the Manager’s obligation under this paragraph 9 shall be reduced to the extent that the Losses experienced by a Manager Indemnified Person are caused by or are otherwise directly related to a Manager Indemnified Person’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under this Agreement.

The Manager, including its officers, directors, employees and agents shall have no liability to the Adviser, its shareholders or any third party arising out of or related to this Agreement, provided however, the Manager agrees to indemnify and hold harmless, the Adviser, its officers, directors, employees and agents (each such person, an “Adviser Indemnified Persons”) against any and all Losses, to which an Adviser Indemnified Persons may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust, its shareholders or any third party, provided, however that the Manager’s obligation under this paragraph 9 shall be reduced to the extent that the Losses experienced by an Adviser Indemnified Person are caused by or are otherwise directly related to an Adviser Indemnified Person’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under this Agreement.

Without limiting the generality of the foregoing, neither the Adviser nor the Manager will be liable for any indirect, special, incidental or consequential damage.

The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with WEDGE Capital Management L.L.P. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Zebra Capital Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no  liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to  any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Section 4.2 of the Distribution Agreement provides that:

(a)  Notwithstanding anything in this Agreement to the contrary, Foreside shall not be responsible for, and the Clients shall on behalf of each applicable Fund or Class thereof, indemnify and hold harmless Foreside, its employees, directors, officers and managers and any person who controls Foreside within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (for purposes of this Section 4.2(a), "Foreside Indemnitees") from and against, any and all losses, damages, costs, charges, reasonable counsel fees, payments, liabilities and other expenses of every nature and character (including, but not limited to, direct and indirect reasonable reprocessing costs) arising out of or attributable to all and any of the following (for purposes of this Section 4.2(a), a "Foreside Claim"):

(i)   any action (or omission to act) of Foreside or its agents taken in connection with this Agreement; provided, that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Foreside of its duties and obligations under this Agreement;

(ii)  any untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Clients in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of Foreside;

(iii)  any material breach of the Clients' agreements, representations, warranties, and covenants in Sections 2.9 and 5.2 of this Agreement; or

(iv)  the reliance on or use by Foreside or its agents or subcontractors of information, records, documents or services which have been prepared, maintained or performed by the Clients or any agent of the Clients, including but not limited to any Predecessor Records provided pursuant to Section 2.9(b).

(b)  Foreside will indemnify, defend and hold the Clients and their several officers and members of their Governing Bodies and any person who controls the Clients within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (collectively, the "Clients Indemnitees" and, with the Foreside Indemnitees, an "Indemnitee"), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon all and any of the following (for purposes of this Section 4.2(c), a "Clients Claim" and, with a Foreside Claim, a "Claim"):

(i)   any material action (or omission to act) of Foreside or its agents taken in connection with this Agreement, provided that such action (or omission to act) is not taken in good faith and with willful misfeasance, negligence or reckless disregard by Foreside of its duties and obligations under this Agreement.

(ii)  any untrue statement of a material fact contained in the Registration Statement or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Clients in writing in connection with the preparation of the Registration Statement by or on behalf of Foreside; or

(iii) any material breach of Foreside's agreements, representations, warranties and covenants set forth in Section 2.4 and 5.1 hereof

(d)   The Clients or Foreside (for purpose of this Section 4.2(d), an "Indemnifying Party") may assume the defense of any suit brought to enforce any Foreside Claim or Clients Claim, respectively, and may retain counsel chosen by the Indemnifying Party and approved by the other Party, which approval shall not be unreasonably withheld or delayed. The Indemnifying Party shall advise the other Party that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Indemnifying Party assumes the defense of any such suit and retains counsel, the other Party shall bear the fees and expenses of any additional counsel that they retain. If the Indemnifying Party does not assume the defense of any such suit, or if other Party does not approve of counsel chosen by the Indemnifying Party, or if the other Party has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Indemnifying Party, the Indemnifying Party will reimburse any Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that the Indemnitee retains. An Indemnitee shall not settle or confess any claim without the prior written consent of the applicable Client, which consent shall not be unreasonably withheld or delayed.

(e)   An Indemnifying Party's obligation to provide indemnification under this section is conditioned upon the Indemnifying Party receiving notice of any action brought against an Indemnitee within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the Person or Persons against whom the action is brought. The failure to provide such notice shall not relieve the Indemnifying Party of any liability that it may have to any Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(f)   The provisions of this section and the parties' representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by Foreside. The indemnification provisions of this section will inure exclusively to the benefit of each person that may be an Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

Section 4.3 of the Distribution Agreement provides that:

Notwithstanding anything in this Agreement to the contrary, except as specifically set forth below:

(a)  Neither Party shall be liable for losses, delays, failure, errors, interruption or loss of data occurring directly or indirectly by reason of circumstances beyond its reasonable control, including, without limitation, acts of God; action or inaction of civil or military authority; public enemy; war; terrorism; riot; fire; flood; sabotage; epidemics; labor disputes; civil commotion; interruption, loss or malfunction of utilities, transportation, computer or communications capabilities; insurrection; or elements of nature;

(b)  Neither Party shall be liable for any consequential, special or indirect losses or damages suffered by the other Party, whether or not the likelihood of such losses or damages was known by the Party;

(c)  No affiliate, director, officer, employee, manager, shareholder, partner, agent, counsel or consultant of either Party shall be liable at law or in equity for the obligations of such Party under this Agreement or for any damages suffered by the other Party related to this Agreement;

(d)  Except as set forth in Section 4.2(f), there are no third party beneficiaries of this Agreement;

(e)  Each Party shall have a duty to mitigate damages for which the other Party may become responsible;

(f)   The assets and liabilities of each Fund are separate and distinct from the assets and liabilities of each other Fund, and no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise; and in asserting any rights or claims under this Agreement, Foreside shall look only to the assets and property of the Fund to which Foreside's rights or claims relate in settlement of such rights or claims; and

(g)  Each Party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Supplemental Limited Indemnification from the Manager

ABA shall indemnify and hold harmless Indemnitee, in his or her individual capacity, from and against any cost, asserted claim, liability or expense, including reasonable legal fees (collectively, “Liability”) based upon or arising out of (i) any duty of ABA under the Management Agreement (including ABA’s failure or omission to perform such duty), and (ii) any liability or claim against Indemnitee arising pursuant to Section 11 of the Securities Act of 1933, as amended, Rule 10b-5 under the Securities Exchange Act of 1934, as amended, and any similar or related federal, state or common law statutes, rules or interpretations. ABA’s indemnification obligations under this Letter Agreement shall be limited to civil and administrative claims or proceedings.

Item 31.

I.	Business and Other Connections of Investment Manager

American Beacon Advisors, Inc. (the “Manager”) offers investment management and administrative services to the Registrant.  It acts in the same capacity to other investment companies, including those listed below.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of American Beacon Advisors, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with American Beacon Advisors, Inc.	Other Substantial Business and Connections
Sonia L. Bates; Asst. Treasurer, Dir. Tax & Financial Reporting
Asst. Treasurer, American Beacon Funds Complex; Asst. Treasurer, Lighthouse Holdings, Inc.; Asst. Treasurer, Lighthouse Holdings Parent, Inc.; Asst. Treasurer, American Private Equity Management, L.L.C.; Asst. Treasurer, Resolute Investment Managers, Inc.; Asst. Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd.

Rosemary K. Behan; Secretary
Secretary, American Beacon Funds Complex; Secretary, Lighthouse Holdings, Inc.; Secretary, Lighthouse Holdings Parent, Inc.; Secretary, American Private Equity Management, L.L.C.; Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Secretary, Resolute Investment Managers, Inc.; Secretary, American Beacon Cayman Transformational Innovation Company, Ltd.

Christopher L. Collins; Director
Manager; APEM, L.L.C.; Director; ABA, Inc.; President and Director; Resolute Investment Managers, Inc.; President and Director; Resolute Acquisition, Inc.; President and Director; Resolute Topco, Inc.; Vice President and Director; Resolute Investment Holdings, LLC.

Stephen C. Dutton; Director
Manager; APEM, L.L.C.; Vice President & Treasurer and Director; Resolute Investment Managers, Inc., Vice President & Treasurer and Director; Resolute Acquisition, Inc., Vice President & Treasurer and Director; Resolute Topco, Inc., Vice President and Director; Resolute Investment Holdings, LLC.

Melinda G. Heika; Treasurer
Treasurer, American Beacon Funds Complex; Treasurer, Lighthouse Holdings, Inc.; Treasurer, Lighthouse Holdings Parent, Inc.; Treasurer, American Private Equity Management, L.L.C.; Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Treasurer, Resolute Investment Managers, Inc.; Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd.

Takashi B. Moriuchi; Director	Manager; APEM, L.L.C.; Director; Resolute Investment Managers, Inc., Director; Resolute Acquisition, Inc., Director; Resolute Topco, Inc., Director; Resolute Investment Holdings, LLC.
Gene L. Needles, Jr.; Director, President and Chief Executive Officer
President, American Beacon Funds Complex; Director, President, Lighthouse Holdings, Inc.; President, Lighthouse Holdings Parent, Inc.; Manager, American Private Equity Management, L.L.C.; President, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director, Resolute Investment Managers, Inc.; Director, Resolute Acquisition, Inc.; Director, Resolute Topco, Inc., President & CEO, Resolute Investment Holdings, LLC; Director, ARK Investment Management LLC; Director, Shapiro Capital Management LLC; Director and President, American Beacon Cayman Transformational Innovation Company, Ltd.

Jeffrey K. Ringdahl; Chief Operating Officer
Senior Vice President, American Beacon Funds Complex; Senior Vice President, Lighthouse Holdings, Inc.; Senior Vice President, Lighthouse Holdings Parent, Inc.; Vice President, American Private Equity Management; Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director, Resolute Investment Managers, Inc.; Director, Resolute Acquisition, Inc.; Director, Resolute Topco, Inc., Chief Operating Officer, Resolute Investment Holdings, LLC; Director, Shapiro Capital Management LLC; Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd.

The principal address of the Manager, the American Beacon Funds, American Private Equity Management, L.L.C., and Resolute Investment Holdings, LLC, and Lighthouse Holdings Parent, Inc. is 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039.

II.	Business and Other Connections of Investment Advisers

The investment advisers listed below provide investment advisory services to the Trust.

American Beacon Advisors, Inc., 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039.

Acadian Asset Management LLC (“Acadian”) is a registered investment adviser and is an investment sub-adviser for the American Beacon Acadian Emerging Markets Managed Volatility Fund.  The principal address of Acadian is 260 Franklin Street, Boston, MA 02110.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Acadian is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Acadian	Other Substantial Business and Connections
Laurent de Greef; Senior Vice President, Member of Board of Managers	None
John Chisholm; Executive Vice President, CIO, Member of Board of Managers	Director, Acadian Asset Management (UK) Ltd, Acadian Asset Management (Australia) Ltd, Acadian Asset Management (Japan), Acadian Asset Management (Singapore) Pte Ltd
Churchill Franklin; CEO, Member of Board of Managers	Director, Acadian Asset Management (Australia) Ltd, Acadian Asset Management (UK) Ltd, Acadian Asset Management (Japan), Acadian Asset Management (Singapore) Pte Ltd

Ronald Frashure; Chairman of Board of Managers	None
Mark Minichiello; Executive Vice President, COO, Treasurer, Secretary, Member of Board of Managers	Director, Acadian Asset Management (UK) Ltd; Acadian Asset Management (Australia) Ltd, Acadian Asset Management (Japan), Acadian Asset Management (Singapore) Pte Ltd
Brendan Bradley; Senior Vice President, Director, Portfolio Management, Member of Board of Managers	None
Ross Dowd; Executive Vice President, Head of Client Service, Member of Board of Managers	Director, Acadian Asset Management (UK) Ltd; Acadian Asset Management (Australia) Ltd.; Acadian Asset Management (Singapore) Pte Ltd; Acadian Asset Management (Japan)
Mauricio Karchmer; Senior Vice President, Member of Board of Managers	None
Theodore Noon; Senior Vice President, Member of Board of Managers	None
Linda Gibson; Member of Board of Managers
Executive Vice President and Head of Global Distribution – OM Asset Management PLC (a public company traded on the NYSE); Director, Executive Vice President and Head of Global Distribution – OMAM Inc. (f/k/a Old Mutual (US) Holdings Inc.) (a holding company); Acadian Asset Management LLC (an investment advisor); Barrow, Hanley, Mewhinney & Strauss, LLC (an investment advisor); OMAM (HFL) Inc. (f/k/a Old Mutual (HFL) Inc.) (a holding company for Heitman affiliated financial services firms); OMAM International Ltd. (f/k/a Old Mutual Asset Management International, Ltd.) (an investment advisor)

Christopher Hadley; Member of Board of Managers
Executive Vice President and Chief Talent Officer – OM Asset Management PLC (a public company traded on the NYSE); Executive Vice President and Chief Talent Officer – OMAM Inc. (f/k/a Old Mutual (US) Holdings Inc.)  (a holding company); Acadian Asset Management LLC (an investment advisor)

Aidan Riordan; Member of Board of Managers
Executive Vice President, Head of Affiliate Management - OM Asset Management PLC (a public company traded on the NYSE); Executive Vice President, Head of Affiliate Management - OMAM Inc. (f/k/a Old Mutual (US) Holdings Inc.) (a holding company);  Acadian Asset Management LLC (an investment advisor); Barrow, Hanley, Mewhinney & Strauss, LLC (an investment advisor); The Campbell Group, Inc. (a holding company for The Campbell Group LLC); Copper Rock Capital Partners LLC (an investment advisor); OMAM (HFL) Inc. (f/k/a Old Mutual (HFL) Inc. (a holding company for Heitman affiliated financial services firms); Investment Counselors of Maryland, LLC (an investment advisor); Thompson, Siegel & Walmsley LLC (an investment advisor)

Stephen Belgard; Member of Board of Managers
Executive Vice President and Chief Financial Officer - OM Asset Management PLC (a public company traded on the NYSE); Director, Executive Vice President and Chief Financial Officer - OMAM Inc. (f/k/a Old Mutual (US) Holdings Inc.) (a holding company); Acadian Asset Management LLC (an investment advisor); OMAM International Ltd. (f/k/a Old Mutual Asset Management International, Ltd.) (an investment advisor)

AHL Partners LLP (“AHL”) is a registered investment adviser and is an investment sub-advisor for the American Beacon AHL Managed Futures Strategy Fund.  The principal address of AHL is 2 Swan Lane, London, United Kingdom EC4R 3AD.  Information as to the officers and directors of AHL is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 167882), and is incorporated herein by reference.

Alpha Quant Advisors, LLC (‘‘Alpha Quant’’), formerly known as Crest Investment Partners, LLC, is a registered investment adviser and is an investment sub-advisor for the  American Beacon Alpha Quant Core Fund, American Beacon Alpha Quant Dividend Fund, Alpha Quant Quality Fund and Alpha Quant Value Fund.   The principal address of Alpha Quant is 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039.  On October 14, 2016 Alpha Quant became an indirect majority-owned subsidiary of Resolute Investment Holdings, LLC, which is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P.  Prior to October 14, 2016, it was founded in September 2011 as a subsidiary of Cypress Capital Group and affiliated of Cypress Trust Co. Information as to the Officers and Directors of Alpha Quant is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 285855), and is incorporated herein by reference.

ARK Investment Management LLC (“ARK”) is a registered investment adviser and is an investment sub-advisor for the American Beacon ARK Transformational Innovation Fund.  The principal address for ARK is 155 West 19th Street, Fifth Floor, New York, NY 10011.  ARK was formed in June 2013, and registered as an investment adviser with the U.S. Securities and Exchange Commission in January 2014. Information as to the Officers and Directors of ARK is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 169525), and is incorporated herein by reference.

Bahl & Gaynor, Inc. (“Bahl & Gaynor”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Bahl & Gaynor Small Cap Growth Fund.  The principal address of Bahl & Gaynor is 255 East Third Street, Suite 2700 Cincinnati, OH 45202.  Information as to the officers and directors of Bahl & Gaynor is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 106139), and is incorporated herein by reference.

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund and American Beacon Small Cap Value Fund.  The principal address of Barrow is 2200 Ross Avenue, 31st Floor, Dallas, TX 75201-2761.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Barrow is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Barrow	Other Substantial Business and Connections
James P. Barrow; President, Secretary, Treasurer, Executive Director	None
J. Ray Nixon; Executive Director, Member Board of Managers	None
Cory L. Martin, Managing Director, Member Board of Managers	None
Patricia B. Andrews; Chief Compliance and Risk Officer, Managing Director	None
John S. Williams; Managing Director	None
Linda T. Gibson; Member Board of Managers	OMAM, Inc., Executive Vice President and Head of Global Distribution
Aidan J. Riordan; Member Board of Managers	OMAM, Inc., Executive Vice President and Head of Affiliate Management

Basswood Capital Management, LLC (“Basswood”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Grosvenor Long/Short Fund.  The principal address of Basswood is 645 Madison Avenue, 10th Floor, New York, NY 10022.  Information as to the officers and directors of Basswood is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 138032), and is incorporated herein by reference.

Brandywine Global Investment Management, LLC (“Brandywine”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Flexible Bond Fund, American Beacon Balanced Fund, American Beacon Large Cap Value Fund, and American Beacon Small Cap Value Fund.  The principal address of Brandywine is 2929 Arch Street, 8th Floor, Philadelphia, PA 19104.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Brandywine is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Brandywine	Other Substantial Business and Connections
David F. Hoffman; Senior Managing Director	None
Mark P. Glassman; Chief Administrative Officer	None
Patrick S. Kaser; Managing Director	None
Paul R. Lesutis; Senior Managing Director	None
Henry F. Otto; Senior Managing Director	None
Stephen S. Smith; Senior Managing Director	None
Adam B. Spector; Managing Director	None
Steven M. Tonkovich; Senior Managing Director	None
John D. Kenney; Elected Manager	None
Patricia Lattin; Elected Manager	None
Jeffrey S. Masom; Elected Manager	None
Ursula Schliessler; Elected Manager	None

Bridgeway Capital Management, Inc. (“Bridgeway”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Bridgeway Large Cap Value Fund and the American Beacon Bridgeway Large Cap Growth Fund.  The principal address of Bridgeway is 20 Greenway Plaza, Suite 450, Houston, Texas 77046.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Bridgeway is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Bridgeway	Other Substantial Business and Connections
John N. R. Montgomery; Director, Chairman of the Board of Directors, Chief Investment Officer	Vice President and Director, Bridgeway Funds, Inc.
Linda G. Giuffre; Chief Compliance Officer	Chief Compliance Officer and Treasurer, Bridgeway Funds, Inc.
Tammira Y. Philippe; Director, President	President and Director, Bridgeway Funds, Inc.
Von D. Celestine; Treasurer, Vice President/Secretary	None
Richard P. Cancelmo; Vice President	Vice President, Bridgeway Funds, Inc.
Franklin J. Montgomery; Director	None
Ann M. Montgomery; Director	Sage Education Group, LLC - Owner

Causeway Capital Management, LLC (“Causeway”), a Delaware limited liability company, is a registered investment adviser and is an investment sub-advisor for the American Beacon International Equity Fund.  The principal address of Causeway is 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025.   Information as to the officers and directors of Causeway is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 113308), and is incorporated herein by reference.

Crescent Capital Group LP (“Crescent Capital”) is a registered investment adviser and is the investment sub-advisor for the American Beacon Crescent Short Duration High Income Fund, whose principal office is located at 11100 Santa Monica Blvd., Suite 2000, Los Angeles, CA 90025.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Crescent Capital is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Crescent Capital	Other Substantial Business and Connections
Mark L. Attanasio; Managing Partner	Sepulveda Distributors LLC, Crescent Capital’s wholly-owned limited purpose broker dealer; Chairman and Principal Owner of the Milwaukee Brewers Baseball Club

Electron Capital Partners, LLC (“Electron”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Grosvenor Long/Short Fund.  The principal address of Electron is 599 Lexington Avenue, 38th Floor, New York, NY 10022.  Information as to the officers and directors of Electron is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 166102), and is incorporated herein by reference.

Foundry Partners, LLC (“Foundry”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Small Cap Value Fund.  The principal address of Foundry is 510 First Avenue North, Suite 409, Minneapolis, MN 55403. Information as to the officers and directors of Foundry is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 164863), and is incorporated herein by reference.

Garcia Hamilton & Associates, L.P. (“Garcia Hamilton”) is a registered investment adviser and is the investment sub-adviser for the American Beacon Garcia Hamilton Quality Bond Fund. The principal address of Garcia Hamilton is 1401 McKinney Street, Suite 1600, Houston, Texas 77010. Information as to the officers and directors of Garcia Hamilton is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 108017), and is incorporated herein by reference.

GLG LLC ("GLG") is a registered investment adviser and is the investment sub-advisor for the American Beacon GLG Total Return Fund.  The principal address of GLG is 452 Fifth Avenue, 27th Floor New York, NY.  GLG is an investment advisory firm formed in April 2002. GLG is a limited liability company that is directly owned by Man Litchfield, Inc. Man Litchfield is a wholly owned subsidiary of Man Investments Holdings, Inc., which is a subsidiary of Man Group plc, the ultimate parent company of GLG.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of GLG is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with GLG	Other Substantial Business and Connections
Eric Burl; President
Co-Head Global Sales & Head of Americas
Man Americas
452 Fifth Avenue, 27th Floor
New York, NY  10018

Executive Committee Member
Man Group plc
Riverbank House
2 Swan Lane
London EC4R 3AD
United Kingdom

Director & President
Man Global Private Markets (USA) Inc.
6836 Morrison Blvd., Suite 430
Charlotte, NC  28211

President
Silvermine Capital Management LLC
281 Tresser Blvd., Suite 1102
Stamford, CT  06901

Director & President
Man Investments Inc.
452 Fifth Avenue, 27th Floor
New York, NY  10018

Director
Managed Funds Association
600 14th Street, N.W., Suite 900
Washington, DC  20005

Rick Hanna; Vice President
Chief Operating Officer
Man Americas
452 Fifth Avenue, 27th Floor
New York, NY  10018

Vice President
FRM Investment Management (USA) LLC
452 Fifth Avenue, 26th Floor
New York, NY  10018

Director & Vice President
Man Global Private Markets (USA) Inc.
6836 Morrison Blvd., Suite 430
Charlotte, NC  28211

Vice President & Chief Financial Officer
Numeric Investors LLC
470 Atlantic Avenue, 6th Floor
Boston, MA  02210

Vice President
Silvermine Capital Management LLC
281 Tresser Blvd., Suite 1102
Stamford, CT  06901

Nadine Le Gall; Chief Compliance Officer	Head of Compliance Americas Man Americas 452 Fifth Avenue, 27th Floor New York, NY 10018 Chief Compliance Officer Man Investments Inc. 452 Fifth Avenue, 27th Floor New York, NY 10018
Solomon Kuckelman; Secretary
General Counsel Americas
Man Americas
452 Fifth Avenue, 27th Floor
New York, NY  10018

Secretary
FRM Investment Management (USA) LLC
452 Fifth Avenue, 26th Floor
New York, NY  10018

Director & Secretary
Man Global Private Markets (USA) Inc.
6836 Morrison Blvd., Suite 430
Charlotte, NC  28211

Secretary & Legal Officer
Man Investments Inc.
452 Fifth Avenue, 27th Floor
New York, NY  10018

Secretary
Numeric Investors LLC
470 Atlantic Avenue, 6th Floor
Boston, MA  02210

Secretary
Silvermine Capital Management LLC
281 Tresser Blvd., Suite 1102
Stamford, CT  06901

David Gallias, Treasurer
Head of US Finance
Man Americas
452 Fifth Avenue, 27th Floor
New York, NY  10018

Treasurer
FRM Investment Management (USA) LLC
452 Fifth Avenue, 26th Floor
New York, NY  10018

Treasurer
Man Global Private Markets (USA) Inc.
6836 Morrison Blvd., Suite 430
Charlotte, NC  28211

Chief Financial Officer, Treasurer and FINOP
Man Investments Inc.
452 Fifth Avenue, 27th Floor
New York, NY  10018

Treasurer
Numeric Investors LLC
470 Atlantic Avenue, 6th Floor
Boston, MA  02210

Treasurer
Silvermine Capital Management LLC
281 Tresser Blvd., Suite 1102
Stamford, CT  06901

Global Evolution USA, LLC (“Global Evolution”) is a registered investment adviser and is the investment sub-advisor for the American Beacon Global Evolution Frontier Markets Income Fund.  The principal address of Global Evolution is Kokholm 3A, DK-6000 Kolding, Denmark.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Global Evolution is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Global Evolution	Other Substantial Business and Connections
Soren Rump; Director	None
Morten Bugge; Director	None
Kasper Jorgensen, Chief Compliance Officer	None

Grosvenor Capital Management, L.P.  (“Grosvenor”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Grosvenor Long/Short Fund.  The principal address of Grosvenor is 900 North Michigan Avenue, Suite 1100, Chicago, IL 60611.   Information as to the officers and directors of Grosvenor is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 106548), and is incorporated herein by reference.

Hillcrest Asset Management, LLC (“Hillcrest”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Small Cap Value Fund.  The principal address of Hillcrest is 2805 Dallas Parkway, Suite 250, Plano, Texas 75093

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Hillcrest is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Hillcrest	Other Substantial Business and Connections
Brian Bruce; Chief Executive Officer and Chief Investment Officer	None
Deborah Ann Trask; Chief Operating Officer	None
Douglas E. Stark; Managing Director	None
Brandon L. Troegle; Portfolio Manager	None

Hotchkis and Wiley Capital Management, LLC (“Hotchkis”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Balance Fund, American Beacon Large Cap Value Fund, and American Beacon Small Cap Value Fund.  The principal address of Hotchkis is 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017-5439.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Hotchkis is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Hotchkis	Other Substantial Business and Connections
George H. Davis; Chief Executive Officer and Executive Committee Member	Trustee of the Hotchkis & Wiley Funds and Director of Hotchkis & Wiley Ltd.
James E. Menvielle; Chief Financial Officer	Vice President and Treasurer of the Hotchkis & Wiley Funds and Director of Hotchkis & Wiley Ltd.

Anna Marie S. Lopez; Chief Operating Officer	President of the Hotchkis & Wiley Funds and Director of Hotchkis & Wiley Ltd.
Tina H. Kodama; Chief Compliance Officer	Vice President and Chief Compliance Officer of the Hotchkis & Wiley Funds
Scott McBride; President and Executive Committee Member	None
C. Nigel Hurst-Brown; Executive Committee Member	Chief Executive and Director of Hotchkis and Wiley Ltd., Non-executive director of Borders and Southern Petroleum PLC and Deputy Chairman of Central Asia Metals PLC
Douglas H. Martin; Executive Committee Member	Senior Managing Director of Stephens Inc. and Board of Director of Conns, Inc.

Impala Asset Management, LLC (“Impala”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Grosvenor Long/Short Fund.  The principal address of Impala is 107 Cherry Street, New Canaan, CT 06840.  Information as to the officers and owners of Impala is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 138752), and is incorporated herein by reference.

Incline Global Management, LLC (“Incline Global”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Grosvenor Long/Short Fund.  The principal address of Incline Global is 40 West 57th Street, 14th Floor, New York, NY 10019.  Information as to the officers and directors of Incline Global is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 162607), and is incorporated herein by reference.

Ionic Capital Management LLC is a registered investment adviser and is the investment sub-advisor for the American Beacon Ionic Strategic Arbitrage Fund.  The principal address of Ionic Capital Management LLC (together with its advisory affiliates, Ionic Capital Partners LP and Ionic Capital Advisors LLC, “Ionic”) is 475 Fifth Ave., 9th Floor, New York, NY 10017.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Ionic is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Ionic	Other Substantial Business and Connections
Bart E. Baum; Principal, Portfolio Manager and Chief Investment Officer	None
Lawrence J. Baum, Chief Risk Officer	None
Adam S. Radosti; Principal and Portfolio Manager	None
Daniel L. Stone; Principal, Portfolio Manager	None
John C. Richardson; Chief Operating Officer and General Counsel	None

Arthur G. Vaccarino; Chief Technology Officer	None
Douglas J. Mallach; Chief Administrative Officer	None
Steven G. Vecchio; Chief Compliance Officer and Associate General Counsel	None
Matthew G. Begley; Chief Financial Officer	None

Lazard Asset Management, LLC (“Lazard”) is a registered investment adviser and is an investment sub-advisor for the American Beacon International Equity Fund.  The principal address of Lazard is 30 Rockefeller Plaza, 55th Floor, New York, NY 10112.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Lazard is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Lazard	Other Substantial Business and Connections
Ashish Bhutani; Director, CEO	Vice Chairman, Lazard Ltd.
Gerard B. Mazzari; COO	Chief Financial Officer, Lazard Asset Management Securities, LLC
Nathan A. Paul; General Counsel	Chief Legal Officer of Lazard Asset Management Securities, LLC
Mark R. Anderson; Chief Compliance Officer	Chief Compliance Officer of the Lazard Mutual Funds and Lazard Asset Management Securities, LLC
Kenneth M. Jacobs; Director	None
Alexander F. Stern; Director	None
Charles Carroll; Deputy Chairman	Chief Executive Officer of Lazard Asset Management Securities, LLC
Andrew Lacey; Deputy Chairman	None
John Reinsberg; Deputy Chairman	None
Robert P. DeConcini; Chairman	None
Andreas Huebner; Senior Managing Director	None
Robert Prugue; Senior Managing Director	None
Bill Smith; Senior Managing Director	None

 Massachusetts Financial Services Company (“MFS”) is a registered investment adviser and is an investment sub-adviser for the American Beacon Large Cap Value Fund.  The principal address of MFS is 111 Huntington Avenue, Boston, MA 02199.  MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company), located at Sun Life Financial Centre, 150 King Street West, Toronto, Ontario, Canada.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each director and principal executive officer of MFS is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with MFS	Other Substantial Business and Connections During the Past Two Fiscal Years
Robert J. Manning; Director, Chairman of MFS and Chairman of the Board of Directors	Trustee of various funds within the MFS Funds complex+; Co-Chief Executive Officer of MFS (2015-2016)
Mark N. Polebaum; Executive Vice President, General Counsel & Secretary	Secretary of the MFS Funds+
Michael W. Roberge; Director, President, Co-Chief Executive Officer and Chief Investment Officer	None+
Amrit Kanwal; Executive Vice President and Chief Financial Officer	None+
David A. Antonelli; Vice Chairman	None+
Robin A. Stelmach; Vice Chairman	Trustee of various funds within the MFS Funds complex+; Chief Operating Officer and Executive Vice President (until January 2017)
Carol W. Geremia; Executive Vice President	None+
James A. Jessee; Executive Vice President	None+
Martin Wolin; Chief Compliance Officer	Chief Compliance Officer of the MFS Funds and of MFS; Chief Risk and Compliance Officer, North America and Latin America, Mercer+
Colm J. Freyne; Director	Executive Vice President and Chief Financial Officer of Sun Life Financial, Inc.
Stephen C. Peacher; Director	President of Sun Life Investment Management and Chief Investment Officer of Sun Life Financial, Inc.

+Certain principal executive officers and directors of Massachusetts Financial Services Company ("MFS") serve as officers or directors of some or all of MFS’ corporate affiliates and certain officers of MFS serve as officers of some or all of the MFS Funds and/or officers or directors of certain MFS investment products. Except as set forth above or in Schedules B and D of Form ADV filed by MFS pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-17352), each principal executive officer of MFS has been engaged during the past two fiscal years in no business profession, vocation or employment of a substantial nature other than as an officer of MFS or certain of MFS' corporate affiliates.

The identity of those corporate affiliates is identified below or is incorporated by reference from Schedules B and D of such Form ADV.

Investment Adviser Corporate Affiliate	Address
MFS Institutional Advisors, Inc.	111 Huntington Ave., Boston, Massachusetts 02199 U.S.A.
MFS Fund Distributors, Inc.	111 Huntington Ave., Boston, Massachusetts 02199 U.S.A.

MFS Service Center Inc.	100 Hancock Street, Quincy, MA 02171 U.S.A.
MFS International LTD.	Canon's Court, 22 Victoria Street, Hamilton, HM12, Bermuda
MFS International Holdings PTY LTD	One Carter Lane London EC4V 5ER U.K.
MFS International Australia PTY LTD	Level 15, 20 Martin Place Sydney, NSW 2000, Australia
MFS International (U.K.) Limited	One Carter Lane London EC4V 5ER, U.K.
MFS International Switzerland GMBH	Bahnhofstrasse 100, 8001 Zurich, Switzerland
MFS International (Hong Kong) Limited	Unit 1301, 13th Floor Henley Building 5 Queen's Road Central, Hong Kong
MFS do Brasil Desenvolvimento de Mercado Ltda. (Brazil)	Rua Joaquim Floriano, 1.052 – 11[o] Andar, conjunto 111, Itaim Bibi, Sao Paulo, SP, Brazil 04534-004
MFS International (Chile) SPA	Santiago Isidora 3000 Av Isidora Goyenechea #3000, Las Condes, Santiago, Chile
MFS International Singapore PTE. LTD.	501 Orchard Road, #13-01/03/04 Wheelock Place Singapore 238880
MFS Investment Management Company (LUX.) S.a.r.l.	35, Boulevard du Prince Henri L-1724 Luxembourg
MFS Investment Management K.K.	16 F Daido Seimei Kasumigaseki Building, 1-4-2 Kasumigaseki 1-chome, Chiyoda-ku, Tokyo, Japan 100-0013
Sun Life of Canada (U.S.) Financial Services Holdings, Inc.	111 Huntington Ave., Boston, Massachusetts 02199 U.S.A.
3060097 Nova Scotia Company	1959 Upper Water Street Suite 1100, Halifax, Nova Scotia, Canada B3J3N2
MFS Investment Management Canada Limited	77 King Street West, 35th Floor Toronto, Ontario, Canada M5K 1B7
MFS Bermuda Holdings LTD.	Canon's Court 22 Victoria Street Hamilton, HM 12, Bermuda
MFS Heritage Trust Company	111 Huntington Ave., Boston, Massachusetts 02199 U.S.A.

The MFS Funds include the following.  The address of the MFS Funds is:  111 Huntington Ave., Boston, MA  02199.

Massachusetts Investors Trust
Massachusetts Investors Growth Stock Fund
MFS Series Trust I
MFS Series Trust II
MFS Series Trust III
MFS Series Trust IV
MFS Series Trust V
MFS Series Trust VI
MFS Series Trust VII
MFS Series Trust VIII
MFS Series Trust IX
MFS Series Trust X
MFS Series Trust XI
MFS Series Trust XII
MFS Series Trust XIII
MFS Series Trust XIV
MFS Series Trust XV
MFS Series Trust XVI
MFS Municipal Series Trust
MFS Variable Insurance Trust
MFS Variable Insurance Trust II
MFS Variable Insurance Trust III
MFS Institutional Trust
MFS California Municipal Fund
MFS Charter Income Trust
MFS Government Markets Income Trust
MFS High Income Municipal Trust
MFS High Yield Municipal Trust
MFS Intermediate High Income Fund
MFS Intermediate Income Trust
MFS Investment Grade Municipal Trust
MFS Municipal Income Trust
MFS Multimarket Income Trust
MFS Special Value Trust

Numeric Investors LLC (“Numeric”) is a registered investment adviser and is the investment sub-advisor for the American Beacon Numeric Integrated Alpha Fund.  The principal address of Numeric is 470 Atlantic Avenue, 6th Floor, Boston, MA.  Numeric is an investment advisory firm founded in 1989. Numeric is a wholly owned subsidiary of Numeric Midco LLC, which is wholly-owned by Numeric Holdings LLC.  Numeric Holdings LLC is a majority-owned indirect subsidiary of Man Group plc.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Numeric is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Numeric	Other Substantial Business and Connections
Christopher Ancona, Chief Compliance Officer	None
Gregory Bond, Director of Research	Director Numeric Holdings LLC 470 Atlantic Avenue, 6th Floor Boston, MA 02210
Eric Burl, Director (Numeric Holdings LLC)	Co-Head Global Sales & Head of Americas Man Americas 452 Fifth Avenue, 27th Floor New York, NY 10018
Executive Committee Member Man Group plc Riverbank House 2 Swan Lane London EC4R 3AD United Kingdom
Director (January 2017 – Present) Man Global Private Markets (USA) Inc. 128 South Tryon Street, Suite 1950 Charlotte, NC 28202
President Silvermine Capital Management LLC 281 Tresser Boulevard, Suite 1102 Stamford, CT 06901
Director & President Man Investments Inc. 452 Fifth Avenue, 27th Floor New York, NY 10018
President GLG LLC 452 Fifth Avenue, 27th Floor New York, NY 10018
Director Managed Funds Association 600 14th Street, N.W., Suite 900 Washington, DC 20005
Michael Even, Chairman	Director (2006 – December 2016) Numeric Holdings LLC 470 Atlantic Avenue, 6th Floor Boston, MA 02210
Investment Committee Member The Trustees of Reservations Fund 572 Essex Street Beverly, MA 01915
Investment Committee Member Massachusetts Pension Reserves Investment Management Board 84 State Street, Suite 250 Boston, MA 02109
Executive Committee Member (September 2014 – December 2016) Man Group plc Riverbank House 2 Swan Lane London EC4R 3AD United Kingdom

Robert Furdak, co-Chief Investment Officer	Executive Committee Member (December 2016 – Present) Man Group plc Riverbank House 2 Swan Lane London EC4R 3AD United Kingdom
Director Wellesley Youth Hockey P.O. Box 812182 Wellesley, MA 02482
David Gallias, Treasurer	Treasurer (January 2017 – Present) Man Global Private Markets (USA) Inc. 128 South Tryon Street, Suite 1950 Charlotte, NC 28202
Treasurer (June 2016 – Present) FRM Investment Management (USA) LLC 452 Fifth Avenue, 26th Floor New York, NY 10018
Treasurer (June 2016 – Present) GLG LLC 452 Fifth Avenue, 27th Floor New York, NY 10018
Chief Financial Officer, Treasurer and FINOP (May 2016 – Present) Man Investments Inc. 452 Fifth Avenue, 27th Floor New York, NY 10018
Treasurer (June 2016 – Present) Silvermine Capital Management LLC 281 Tresser Boulevard, Suite 1102 Stamford, CT 06901
Douglas Hamilton, Chief Operating Officer	None

Richard Hanna, Chief Financial Officer	Chief Operating Officer Man Americas 452 Fifth Avenue, 27th Floor New York, NY 10018
Vice President (June 2016 – Present); Treasurer (November 2015 – June 2016) FRM Investment Management (USA) LLC 452 Fifth Avenue, 26th Floor New York, NY 10018
Vice President GLG LLC 452 Fifth Avenue, 27th Floor New York, NY 10018
Vice President Silvermine Capital Management LLC 281 Tresser Boulevard, Suite 1102 Stamford, CT 06901
Michael Kasper, Director (Numeric Holdings LLC)	None
Solomon Kuckelman, Secretary	Director (January 2017 – Present) Man Global Private Markets (USA) Inc. 128 South Tryon Street, Suite 1950 Charlotte, NC 28202
Secretary (June 2015 – Present) GLG LLC 452 Fifth Avenue, 27th Floor New York, NY 10018
Secretary & Legal Officer Man Investments Inc. 452 Fifth Avenue, 27th Floor New York, NY 10018
Secretary FRM Investment Management (USA) LLC 452 Fifth Avenue, 26th Floor New York, NY 10018
Secretary (June 2015 – Present) Silvermine Capital Management LLC 281 Tresser Boulevard, Suite 1102 Stamford, CT 06901
Shanta Puchtler, Chief Executive Officer & President	Executive Committee Member Man Group plc Riverbank House 2 Swan Lane London EC4R 3AD United Kingdom

Sandy Rattray, Director (Numeric Holdings LLC)	Designated Member (January 2017 – Present); Member (April 2013 – Present) AHL Partners LLP Riverbank House 2 Swan Lane London EC4R 3AD United Kingdom
Executive Committee Member Man Group plc Riverbank House 2 Swan Lane London EC4R 3AD United Kingdom
Daniel Taylor, co-Chief Investment Officer	None

Pacific Investment Management Company, LLC (“PIMCO”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Flexible Bond Fund.  The principal address of PIMCO is 650 Newport Center Drive, Newport Beach, CA 92660. The list required by this Item 31 of officers and partners of PIMCO, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference from Form ADV filed by PIMCO pursuant to the Advisers Act (SEC File No. 801-48187).

Payden & Rygel (“P&R”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Flexible Bond Fund.  The principal address of P&R is 333 South Grand Avenue, 32nd Floor, Los Angeles, CA 90071.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of P&R is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with P&R	Other Substantial Business and Connections
Joan Payden; President and Chief Executive Officer	None
Brian Matthews; Managing Principal and Chief Financial Officer	None
James Sarni; Managing Principal	None
Mary Beth Syal; Managing Principal	None
Scott Weiner; Managing Principal	None
Edward Garlock; Managing Principal	None
Asha Joshi; Managing Principal	None
Robin Creswell; Managing Principal	None
Gregory Morrison; Managing Principal	None

Pzena Investment Management, LLC (“Pzena”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Mid-Cap Value Fund.  The principal address of Pzena is 120 West 45th Street, 20th Floor, New York, NY 10036.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Pzena is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Pzena	Other Substantial Business and Connections
John P. Goetz; Managing Principal, Co-Chief Investment Officer, and Member with Class B Units	None
Richard S. Pzena; Managing Principal; Chief Executive Officer, Co-Chief Investment Officer, and Member with Class B Units	None
William L. Lipsey; Managing Principal, Marketing & Client Services, and Member with Class B Units	None
Joan F. Berger; General Counsel, Chief Compliance Officer, and Member with Class B Units	None
Gary J. Bachman; Chief Financial Officer and Member with Class B Units and Class A common stock	None
Benjamin Silver; Co-Director of Research, Portfolio Manager, and Member with Class B Units	None
Michael D. Peterson; Managing Principal, Portfolio Manager, Executive Vice President and Member with Class B Units	None

River Canyon Fund Management LLC (“River Canyon”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Grosvenor Long/Short Fund.  The principal address of River Canyon is 2000 Avenue of the Stars, 11th Floor, Los Angeles, CA  90067.  Information as to the officers and directors of River Canyon is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 169465), and is incorporated herein by reference.

Shapiro Capital Management, LLC (“Shapiro”), is a registered investment adviser and is an investment subadvisor for the American Beacon Shapiro SMID Cap Equity Fund and American Beacon Shapiro Equity Opportunities Fund. The principal address of Shapiro is 3060 Peachtree Road NW #1555, Atlanta, GA 30305. On April 13, 2017, Shapiro became a majority-owned subsidiary of Resolute Investment Managers, Inc., which is a subsidiary of Resolute Investment Holdings, LLC. Resolute Investment Holdings, LLC is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P. Shapiro was founded in 1990. Information as to the Officers and Directors of Shapiro is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 105581), and is incorporated herein by reference.

Sound Point Capital Management, LP (“Sound Point”) is a registered investment adviser and is the investment sub-advisor for the American Beacon Sound Point Floating Rate Income Fund. The principal address of Sound Point is 375 Park Avenue, 33rd Floor, New York, NY 10152. Information as to the officers and directors of Sound Point is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 157479), and is incorporated herein by reference.

Stephens Investment Management Group, LLC (“SIMG”) is a registered investment adviser and is the investment sub-advisor for the American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund.  The principal address of SIMG and Stephens Inc. is 111 Center Street, Little Rock, Arkansas 72201.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of SIMG is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with SIMG	Other Substantial Business and Connections
Joseph W. Simpson; President and Chief Executive Officer, Manager	Executive Vice President, Stephens Inc.
Ryan E. Crane; Chief Investment Officer, Manager, Member Class B	Senior Vice President, Stephens Inc.
Michael W. Nolte; Chief Operating Officer, Senior Vice President, Manager	Senior Vice President, Stephens Inc.
David C. Prince; Chief Compliance Officer, General Counsel	Senior Vice President, Stephens Inc.

Strategic Income Management, LLC (“SiM”) is a registered investment adviser and is the investment sub-advisor for the American Beacon SiM High Yield Opportunities Fund.  The principal address of SiM is 1200 Westlake Avenue North, Suite 713, Seattle, WA 98109.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of SiM is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with SiM	Other Substantial Business and Connections
Brian Placzek; Manager, Member, Vice President	None
Gary J. Pokrzywinski; Manager, Member, President	None
Timothy T. Black; Elected Manager, Chief Compliance Officer, Chief Executive Officer	None

Sustainable Growth Advisers, LP (“SGA”) is a registered investment adviser and is the investment sub-advisor for the American Beacon SGA Global Growth Fund.  The principal address of SGA is 301 Tresser Boulevard, Suite 1310, Stamford, CT 06901.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of SGA is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with SGA	Other Substantial Business and Connections
George P. Fraise; Co-Founder	None
Gordon Marchand; Co-Founder	Board Director- Chase Investment Counsel; Board Director- Zounds Hearing Inc.
Robert L. Rohn; Co-Founder	Board Director – The Maritime Aquarium at Norwalk – 10 North Water Street, Norwalk, CT

Templeton Investment Counsel, LLC (“Templeton”) is a registered investment adviser and is an investment sub-advisor for the American Beacon International Equity Fund.  The principal address of Templeton is 300 Southeast 2nd Street, Ft. Lauderdale, FL 33301.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Templeton is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Templeton	Other Substantial Business and Connections
Cynthia L. Sweeting; President/Director of Portfolio Management for the Templeton Global Equity Group	None
Antonio T. Docal; Executive Vice President and Portfolio Manager	None
Peter A. Nori; Executive Vice President and Portfolio Manager	None
Craig S. Tyle; Chief Legal Officer	None
Mark L. Constant; Treasurer	None
Michael J. D’Agrosa; Chief Compliance Officer	None
Gregory E. McGowan; Executive Vice President	None
Madison S. Gulley; Executive Vice President	None

The Boston Company Asset Management, LLC (“Boston Company”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Small Cap Value Fund.  The principal address of Boston Company is One Boston Place, Boston, MA 02108.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Boston Company is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Boston Company	Other Substantial Business and Connections
Bart A. Grenier; Chairman, Chief Executive Officer, Chief Investment Officer, Manager	None
Adam B. Joffe; Executive Vice President, Chief Operating Officer	None

The London Company Of Virginia, LLC (“London Company”) is a registered investment adviser and is the investment sub-adviser for the American Beacon London Company Income Equity Fund.  The principal place of business address of London Company is 1800 Bayberry Court, Suite 301, Richmond, Virginia 23226.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of London Company is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with London Company	Other Substantial Business and Connections During the Past Two Fiscal Years
Stephen, M. Goddard; Founder, Chief Executive Officer and Chief Investment Officer	None
Jonathan Moody; Principal and Portfolio Manager	None
Andrew Wetzel; Chief Compliance Officer	None
Melissa Carlucci; Chief Operating Officer	None

Tremblant Capital Group (“Tremblant”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Grosvenor Long/Short Fund.  The principal address of Tremblant is 767 Fifth Avenue, Floor 12A, New York, NY 10153.  Information as to the officers and directors of Tremblant is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 138743), and is incorporated herein by reference.

TwentyFour Asset Management (US) LP ("TwentyFour") is a registered investment adviser and is an investment sub-advisor for the American Beacon TwentyFour Strategic Income Fund.  The principal address of TwentyFour is 1540 Broadway, 38th Floor, New York, New York 10036.  Information as to the officers and directors of TwentyFour is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 285791), and is incorporated herein by reference.

WEDGE Capital Management, LLC (“WEDGE”) is a registered investment adviser and is the investment sub-advisor for the American Beacon Mid-Cap Value Fund.  The principal address of WEDGE is 301 South College Street, Suite 3800, Charlotte, NC 28202.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of WEDGE is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with WEDGE	Other Substantial Business and Connections During the Past Two Fiscal Years
Michael Gardner; General Partner	None
Bradley Fisher; General Partner	None
Bradley Horstmann; Chief Compliance Officer and General Partner	None
Martin Robinson; General Partner	None
John Norman; General Partner	None
Andrei Bolshakov; General Partner	None
Darrin Witt; General Partner	None
Brian Pratt; General Partner	None
Donald Cleven; General Partner	None

Zebra Capital Management, LLC (“Zebra”) is a registered investment adviser and is the investment sub-advisor for the American Beacon Zebra Small Cap Equity Fund.  The principal address of Zebra is 612 Wheelers Farms Rd., Milford, CT 06461.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Zebra is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Zebra	Other Substantial Business and Connections
Roger G. Ibbotson, Chairman and Chief Investment Officer	Professor in the Practice Emeritus of Finance at Yale School of Management
John J. Holmgren, Jr., President and Chief Operating Officer	None
Kevin J. Lake, Chief Compliance Officer	Attorney-at-Law 1440 Broadway, 23rd Floor New York, NY 10018

Information as to the officers and directors of each of the above investment advisers may also be included in that adviser's current Form ADV filed with the SEC and is incorporated by reference herein.

Item 32.	Principal Underwriter

(a)        Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	ABS Long/Short Strategies Fund
2.	Absolute Shares Trust
3.	Active Weighting Funds ETF Trust
4.	AdvisorShares Trust
5.	AmericaFirst Quantitative Funds
6.	American Beacon Funds
7.	American Beacon Select Funds
8.	ARK ETF Trust
9.	Avenue Mutual Funds Trust
10.	BP Capital TwinLine Energy Fund, Series of Professionally Managed Portfolios
11.	BP Capital TwinLine MLP Fund, Series of Professionally Managed Portfolios
12.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust
13.	Bridgeway Funds, Inc.
14.	Brinker Capital Destinations Trust
15.	Center Coast MLP & Infrastructure Fund
16.	Center Coast MLP Focus Fund, Series of Investment Managers Series Trust
17.	Context Capital Funds
18.	CornerCap Group of Funds
19.	Davis Fundamental ETF Trust
20.	Direxion Shares ETF Trust
21.	Eaton Vance NextShares Trust
22.	Eaton Vance NextShares Trust II
23.	EIP Investment Trust
24.	Elkhorn ETF Trust
25.	Evanston Alternative Opportunities Fund
26.	Exchange Listed Funds Trust (f/k/a Exchange Traded Concepts Trust II)
27.	FEG Absolute Access Fund I LLC
28.	Fiera Capital Series Trust
29.	FlexShares Trust
30.	Forum Funds
31.	Forum Funds II
32.	FQF Trust
33.	Friess Small Cap Growth Fund, Series of Managed Portfolio Series
34.	GraniteShares ETF Trust
35.	Guinness Atkinson Funds
36.	Horizon Spin-off and Corporate Restructuring Fund, Series of Investment Managers Series Trust (f/k/a Liberty Street Horizon Fund)
37.	Horizons ETF Trust
38.	Horizons ETF Trust I (f/k/a Recon Capital Series Trust)
39.	Infinity Core Alternative Fund
40.	Innovator IBD® 50 ETF, Series of Innovator ETFs Trust
41.	Ironwood Institutional Multi-Strategy Fund LLC
42.	Ironwood Multi-Strategy Fund LLC
43.	John Hancock Exchange-Traded Fund Trust
44.	Manor Investment Funds

45.	Miller/Howard Funds Trust
46.	Miller/Howard High Income Equity Fund
47.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
48.	OSI ETF Trust
49.	Palmer Square Opportunistic Income Fund
50.	Partners Group Private Income Opportunities, LLC
51.	PENN Capital Funds Trust
52.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
53.	Pine Grove Alternative Institutional Fund
54.	Plan Investment Fund, Inc.
55.	PMC Funds, Series of Trust for Professional Managers
56.	Point Bridge GOP Stock Tracker ETF, Series of ETF Series Solutions
57.	Quaker Investment Trust
58.	Ranger Funds Investment Trust
59.	Renaissance Capital Greenwich Funds
60.	RMB Investors Trust (f/k/a Burnham Investors Trust)
61.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
62.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
63.	Salient MF Trust
64.	SharesPost 100 Fund
65.	Sound Shore Fund, Inc.
66.	Steben Alternative Investment Funds
67.	Steben Select Multi-Strategy Fund
68.	Strategy Shares
69.	The 504 Fund (f/k/a The Pennant 504 Fund)
70.	The Chartwell Funds
71.	The Community Development Fund
72.	The Relative Value Fund
73.	Third Avenue Trust
74.	Third Avenue Variable Series Trust
75.	TIFF Investment Program
76.	Transamerica ETF Trust
77.	U.S. Global Investors Funds
78.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
79.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
80.	VictoryShares Emerging Market High Div Volatility Wtd ETF, Series of Victory Portfolios II
81.	VictoryShares Emerging Market Volatility Wtd ETF, Series of Victory Portfolios II
82.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
83.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
84.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
85.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
86.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
87.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
88.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
89.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
90.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
91.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
92.	Vivaldi Opportunities Fund

93.	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)
94.	Wintergreen Fund, Inc.
95.	WisdomTree Trust

(b)        The following are the Officers and Managers of the Distributor, the Registrant’s underwriter.  The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

(c)        Not applicable.

Item 33.	Location of Accounts and Records

The books and other documents required by Section 31(a) under the Investment Company Act of 1940 are maintained in the physical possession of 1) the Trust's custodian and fund accounting agent at State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110; 2) the Manager at American Beacon Advisors, Inc., 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039; 3) the Trust’s transfer agent, Boston Financial Data Services, 330 West 9th St., Kansas City, Missouri 64105; 4) Mastercraft, 3021 Wichita Court, Fort Worth, Texas 76140; or 5) the Trust's investment advisers at the addresses listed in Item 31 above.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that this Amendment meets all of the requirements for effectiveness pursuant to rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 306 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving and the State of Texas, on December 22, 2017.

AMERICAN BEACON FUNDS
By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 306 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gene L. Needles, Jr.	President (Principal Executive Officer)	December 22, 2017
Gene L. Needles, Jr.

/s/ Melinda G. Heika	Treasurer (Principal Financial Officer and Principal Accounting Officer)	December 22, 2017
Melinda G. Heika

Gilbert G. Alvarado*	Trustee	December 22, 2017
Gilbert G. Alvarado

Joseph B. Armes*	Trustee	December 22, 2017
Joseph B. Armes

Gerard J. Arpey*	Trustee	December 22, 2017
Gerard J. Arpey

Brenda A. Cline*	Trustee	December 22, 2017
Brenda A. Cline

Eugene J. Duffy*	Trustee	December 22, 2017
Eugene J. Duffy

Thomas M. Dunning*	Trustee	December 22, 2017
Thomas M. Dunning

Alan D. Feld*	Trustee	December 22, 2017
Alan D. Feld

Richard A. Massman*	Chairman and Trustee	December 22, 2017
Richard A. Massman

Barbara J. McKenna*	Trustee	December 22, 2017
Barbara J. McKenna

R. Gerald Turner*	Trustee	December 22, 2017
R. Gerald Turner

*By	/s/ Rosemary K. Behan
Rosemary K. Behan
Attorney-In-Fact

EXHIBIT INDEX

Type:	Description:

99.(d)(1)(E)	Management Agreement between American Beacon Delaware Transformational Innovation, Corp. and American Beacon Advisors, Inc., dated September 13, 2017
99.(d)(1)(F)	Management Agreement between American Beacon Cayman Transformational Innovation Company, Ltd. and American Beacon Advisors, Inc., dated September 13, 2017
99.(d)(2)(A)(ii)	Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Barrow, Hanley, Mewhinney & Strauss, Inc., dated June 8, 2017
99.(d)(2)(QQ)	Investment Advisory Agreement among American Beacon Delaware Transformational Innovation, Corp., American Beacon Advisors, Inc., and ARK Investment Management LLC, dated September 13, 2017
99.(d)(2)(RR)	Investment Advisory Agreement among American Beacon Cayman Transformational Innovation Company, Ltd., American Beacon Advisors, Inc., and ARK Investment Management LLC, dated September 13, 2017
99.(h)(10)(B)
Fee Waiver/Expense Reimbursement Agreement for American Beacon Zebra Small Cap Equity Fund, American Beacon SiM High Yield Opportunities Fund, American Beacon Flexible Bond Fund and American Beacon Sound Point Floating Rate Income Fund, dated November 8, 2017

99.(h)(10)(C)
Fee Waiver/Expense Reimbursement Agreement for American Beacon Garcia Hamilton Quality Bond Fund, American Beacon International Equity Fund, American Beacon Large Cap Value Fund and American Beacon Small Cap Value Fund, dated November 8, 2017

99.(i)	Opinion and consent of counsel
99.(j)	Consent of Independent Registered Public Accounting Firm